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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8319

ING Partners, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2013 to December 31, 2013

ITEM 1.                          REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2013

Classes ADV, I, S and S2

ING Partners, Inc.

■ ING American Century Small-Mid Cap Value Portfolio

■ ING Baron Growth Portfolio

■ ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio)

■ ING Columbia Small Cap Value II Portfolio

■ ING Global Bond Portfolio

■ ING Invesco Comstock Portfolio (formerly, ING Invesco Van Kampen Comstock Portfolio)

■ ING Invesco Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio)

■ ING JPMorgan Mid Cap Value Portfolio

■ ING Oppenheimer Global Portfolio

■ ING PIMCO Total Return Portfolio

■ ING Pioneer High Yield Portfolio

■ ING T. Rowe Price Diversified Mid Cap Growth Portfolio

■ ING T. Rowe Price Growth Equity Portfolio

■ ING Templeton Foreign Equity Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1
Market Perspective	3
Portfolio Managers' Report	6
Shareholder Expense Examples	34
Report of Independent Registered Public Accounting Firm	37
Statements of Assets and Liabilities	38
Statements of Operations	46
Statements of Changes in Net Assets	50
Financial Highlights	57
Notes to Financial Statements	63
Summary Portfolios of Investments	88
Tax Information	162
Shareholder Meeting Information	164
Director and Officer Information	169
Additional Information	173

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I've long advocated global diversification. As we look forward into 2014, it's fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It's true that U.S. equities were the world's performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one's strategy to the top-performing markets or asset classes — in effect, only buying "the assets that go up."

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year's patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan's fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can't know what will happen.

Therefore, I maintain that the best approach is a well-diversiﬁed one. Stick to your long-term discipline — cast your net as far and wide as possible, and don't risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the ﬁrst to rebrand.(1) As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 9, 2014

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(1)  Please see the "Additional Information" section regarding rebranding details on page 173.

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MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends ("the Index") had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks' ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board ("Fed's") $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product ("GDP") in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the "tapering" of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed's bond purchases. Surprisingly, on the day before Chairman Bernanke's address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed's decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating "bad" news on the economy, which might prolong the Fed's bond purchases, as "good" news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government's aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers' index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index	An unmanaged index that includes about 270 convertible securities and represents the non-investment-grade convertible market.
Bank of America/Merrill Lynch High Yield Master II Index

A broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor's.

Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index

The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays U.S. Government/Credit Bond Index

An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Barclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

MSCI All Country World IndexSM	A broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World ex U.S. IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000 Growth® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Value Index	An unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500TM Growth Index

Measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	A broad-based unmanaged capitalization weighted index of midcapitalization companies.
S&P Small Cap 600/Citigroup Value Index	Measures the performance of those S&P 600 Index companies with lower price-to-book ratios.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele and Jeff John (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, Phillip N. Davidson Michael Liss and Brian Woglom (responsible for the Mid Cap Value portion of the Portfolio) (each a "Sleeve"), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class S shares provided a total return 31.36% compared to the Russell 2500TM Value Index and the S&P Small Cap 600/Citigroup Value Index, which returned 33.32% and 39.98%, respectively, for the same period.

Portfolio Specifics: Small Cap Value Sleeve — Investments in the consumer discretionary sector added to performance, while positions in the energy, materials, and health care sectors detracted from returns.

In consumer discretionary, the Sleeve benefited from its overweight position relative to the benchmark in media stocks. Broadcasters have worked hard to reduce their debt burdens and are benefiting from the recovery in advertising spending, especially by automakers. Notable contributors were Entravision, a Spanish-language broadcaster; LIN Media and Nexstar Broadcasting Group, both television broadcasting and digital companies; and Media General, a television broadcaster. In the hotels, restaurants and leisure industry, an overweight position in Red Robin Gourmet Burgers added to relative returns. The stock benefited from the management team's efforts to renovate the chain's restaurants and the introduction of innovative menus.

In energy, the Sleeve's exposure to oil refiners detracted. Many of these stocks trade in line with the spread between Brent and West Texas Intermediate ("WTI") oil, which had narrowed during the reporting period and put pressure on refiners' profit margins. Two key detractors were PBF Energy and ALON USA Energy. Within materials, the Sleeve was hampered by an investment in Intrepid Potash. Its stock declined after a Russian competitor pulled out of a sales partnership with the nation of Belarus, abruptly ending a global cartel in the potash market and driving down prices. In health care, an overweight position in Orthofix International dampened results. The medical device company reported an unspecified revenue recognition problem and its share price declined.

Mid Cap Value Sleeve — Positions in the energy, materials, and industrials sectors detracted performance, while positions in the financials and utilities sectors added to relative returns.

In energy, the Sleeve was hampered by investments among integrated oil and gas companies. A notable detractor was Imperial Oil, which we consider undervalued relative to its U.S. peers. This Canadian company was up less than 5% on flat oil prices and was unable to keep pace with the energy sector's strong advance. In materials, an overweight position in Newmont Mining detracted. A sharp drop in gold prices during 2013 seemed likely to negatively impact Newmont Mining's profitability and free cash flow. In industrials, the Sleeve was hindered by an overweight position in ADT, a provider of home security systems. Competition appears to be increasing, particularly from telecommunications companies, which may lead to higher churn and subscriber acquisition costs. An overweight position in Republic Services dampened relative performance. Although the waste management company reported solid third-quarter results, it faces a number of challenges in 2014, including flat pricing and potentially higher cash taxes.

In the financials sector, an underweight position in real estate investment trusts ("REITs") contributed positively to relative returns. In our opinion, valuation of REITs has appeared unattractive. REITs have benefited from the low interest-rate and credit-spread environment. As interest rates increased, the REITs industry underperformed. An investment in Charles Schwab was advantageous. As interest rates rose, it seemed likely that Charles Schwab would regain earnings power as its net interest margin expands over time. The Sleeve benefited from its underweight position in the utilities sector, which posted the weakest performance of the benchmark.

Current Strategy and Outlook: We continue to be bottom-up investment managers, building our portfolios one stock at a time, a process that results in exposure to market segments based on the attractiveness of individual companies in terms of their valuation and fundamentals. As of December 31, 2013, the Mid Cap Value Sleeve was overweight in consumer staples, health care, industrials, and energy stocks relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, consumer discretionary, materials, and information technology stocks. The Small Cap Value Sleeve, as of December 31, 2013, held larger positions than the benchmark in consumer discretionary, materials, information technology, and industrials stocks. Fundamental analysis and valuation work have resulted in smaller relative weightings in financials, utilities, health care, and energy stocks.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Financials	25.9%
Industrials	12.8%
Consumer Discretionary	10.9%
Information Technology	10.0%
Health Care	9.3%
Utilities	7.9%
Energy	7.4%
Consumer Staples	5.5%
Materials	4.7%
Exchange-Traded Funds	2.4%
Telecommunication Services	0.9%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

Republic Services, Inc.	2.3%
iShares Russell Midcap Value Index Fund	2.2%
Northern Trust Corp.	2.1%
Imperial Oil Ltd.	1.9%
ADT Corp.	1.4%
Applied Materials, Inc.	1.2%
Sysco Corp.	1.1%
PNC Financial Services Group, Inc.	1.0%
Westar Energy, Inc.	1.0%
Lowe's Cos., Inc.	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	31.12%	19.33%	9.93%	—
Class I	31.78%	19.93%	10.47%	—
Class S	31.36%	19.63%	10.19%	—
Class S2	31.15%	—	—	25.59%
Russell 2500TM Value Index	33.32%	19.61%	9.29%	27.05%
S&P Small Cap 600/Citigroup Value Index	39.98%	20.12%	10.09%	28.30%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING BARON GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Baron Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager of BAMCO, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class S shares provided a total return of 38.85% compared to the Russell 2000® Growth Index and the Russell 2500 Growth Index, which returned 43.30% and 40.65%, respectively, for the same period.*

Portfolio Specifics: On a relative basis, the Portfolio underperformed the Russell 2000® Growth Index, primarily due to differences in sector weights and an above-average cash position in a strong up market.

Results for U.S. stock markets were exceptionally strong in 2013. We believe the backdrop of this advance was an improving economy, stock prices modestly below historic median valuations and widely available, inexpensive credit from a healed banking system.

The Portfolio continues to invest for the long-term in what we believe are well managed, competitively advantaged, consistently growing businesses. In the 2013 market, the best performing stocks often were smaller and had strong growth prospects but little or volatile earnings. We think it is notable that, in this market, the Portfolio's holdings typically had substantial earnings and annual standard deviations of these earnings that were significantly less than that of the benchmark.

The Portfolio had a strong absolute performance in 2013, and no sector detracted. Consumer discretionary was the top contributing sector, boosted by top performers LKQ Corp., a seller and distributor of alternative vehicle parts; and Under Armour, Inc., a specialty apparel company. Choice Hotels International, Inc. and Vail Resorts, Inc. were also significant contributors.

Information technology ("IT") was another top contributor to absolute performance, on the strength of top performers CoStar Group, Inc., which provides data and marketing services to the real estate industry, and Gartner, Inc., which provides research and analysis on the IT industry.

The Portfolio saw a few modest detractors. Moderating Brazilian GDP growth weighed on shares of Brazilian software company TOTVYS SA. Shares of Edwards Lifesciences Corp. fell after its main competitor announced positive clinical trial results and a potential FDA approval of a competing product. Mistras Group, Inc., a leading non-destructive testing provider, saw its stock drop as sales slowed amid cautious consumer spending.

Materials, IT, and energy contributed the most to relative performance. Within materials, outperformance of CaesarStone Sdot-Yam Ltd. and our lower exposure to this lagging sector aided relative results. Strength in IT was mainly attributable to outperformance of application software investments and CoStar Group, Inc. Strength in energy was mostly attributable to outperformance of Core Laboratories N.V. and Targa Resources Corp.

Underperformance of our health care and industrials investments detracted the most from relative performance. Within health care, stock selection and lower exposure to biotechnology and pharmaceuticals detracted from relative results. Our industrials holdings also underperformed, led by Mistras Group, Inc. and Genesee & Wyoming, Inc.

Current Strategy and Outlook: In addition to the improving domestic economy, we believe a number of factors, including less than median stock price valuations, low interest and inflation rates, and a shrinking number of publicly held stocks all, point to continued expansion in equity valuations. We see many opportunities in the current investment landscape. In our opinion, health care companies should benefit from increased government spending as a result of the Affordable Care Act. We also believe that opportunities exist in technology and energy, including unconventional energy resources and infrastructure. We believe our strategy of researching and investing in businesses with significant growth potential will work well in this investment environment.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Consumer Discretionary	25.5%
Industrials	16.8%
Information Technology	15.6%
Financials	15.0%
Health Care	7.4%
Consumer Staples	6.6%
Energy	6.4%
Materials	1.8%
Utilities	1.3%
Telecommunication Services	0.2%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

LKQ Corp.	3.1%
Vail Resorts, Inc.	3.0%
Genesee & Wyoming, Inc.	2.8%
Dick's Sporting Goods, Inc.	2.7%
Under Armour, Inc.	2.5%
Choice Hotels International, Inc	2.5%
CoStar Group, Inc.	2.4%
Gartner, Inc.	2.4%
Generac Holdings, Inc.	2.4%
Middleby Corp.	2.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  On April 30, 2013 the Portfolio changed its benchmark from the Russell 2000® Index to the Russell 2500 Growth Index because the Russell 2500 Growth Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BARON GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	38.50%	23.46%	10.82%	—
Class I	39.23%	24.07%	11.38%	—
Class S	38.85%	23.77%	11.11%	—
Class S2	38.68%	—	—	28.55%
Russell 2000® Growth Index	43.30%	22.58%	9.41%	28.35%
Russell 2500 Growth Index	40.65%	24.03%	10.11%	28.96%
Russell 2000® Index	38.82%	20.08%	9.07%	27.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

On April 30, 2013 the Portfolio changed its benchmark from the Russell 2000® Index to the Russell 2500 Growth Index because the Russell 2500 Growth Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

ING COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Columbia Contrarian Core Portfolio (the "Portfolio") seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by Guy W. Pope, CFA, Portfolio Manager with Columbia Management Investment Advisers, LLC ("CMIA") — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio's Class S shares provided a total return of 34.74% compared to the S&P 500® (the "Index) and Russell 1000® Index, which returned 32.39% and 33.11%, respectively, for the same period.

Portfolio Specifics: Davis* — The Portfolio underperformed the S&P 500® Index by approximately 13 basis points (0.13%) for the period from January 1, 2013 through April 12, 2013.

Financial companies were the most important contributor to the Portfolio's performance on an absolute basis. The Portfolio's financial companies out-performed the corresponding sector within the Index and benefited from a higher relative average weighting in this stronger performing sector. Berkshire Hathaway, American Express, Bank of New York Mellon, Progressive, and Wells Fargo were among the most important contributors to performance.

Information technology companies were the most important contributor to the Portfolio's performance relative to the Index. The Portfolio's information technology companies out-performed the corresponding sector within the Index and benefited from a lower relative average weighting in this weaker performing sector. Google was among the most important contributors to performance. Oracle was among the most important detractors from performance.

Consumer discretionary companies were the second most important contributor to the Portfolio's performance on both an absolute basis and relative to the Index. The Portfolio's consumer discretionary companies out-performed the corresponding sector within the Index, but had a lower relative average weighting in this stronger performing sector. Netflix, Bed Bath & Beyond, and Walt Disney were among the most important contributors to performance.

Health care companies were the most important detractor from the Portfolio's performance relative to the Index. The Portfolio's health care companies under-performed the corresponding sector within the Index and relative performance was also hindered by a lower relative average weighting in this stronger performing sector.

Material companies were the second important detractor from the Portfolio's performance relative to the Index. The Portfolio's material companies out-performed the corresponding sector within the Index, but had a higher relative average weighting in this weaker performing sector. Rio Tinto, BHP Billiton, and Potash Corp. were among the most important detractors from performance.

CVS Caremark (a consumer staples company) was the single most important contributor to the Portfolio's performance. Kuehne & Nagel and China Merchants Holdings (two industrial companies), and American Movil (a telecommunication service company), were among the most important detractors from the Portfolio's performance.

The Portfolio had approximately 15% of its assets invested in foreign companies (including American Depositary Receipts) at April 12, 2013. As a whole, these companies under-performed the domestic companies held by the Portfolio.

CMIA* — The Portfolio outperformed the Russell 1000® Index by approximately 206 basis points (2.06%) for the period from April 30, 2013 (the date CMIA began managing the Portfolio) through December 31, 2013.

Stock selection was the primary driver of performance for the period, with stocks in the information technology, financials, consumer discretionary and telecommunication services sectors leading the way. Stock selection in the consumer staples sector detracted.

In the health care sector, Cardinal Health, Inc. ("Cardinal Health") was the top contributor in the Portfolio, rallying more than 50% for the period. In the past few years, Cardinal Health has acquired a major distributor and half a dozen pharmaceutical companies in China, acquired a home-health supply company, and invested in startups. The company's strategy is helping it benefit from healthcare industry trends that include a movement to lower-cost, more efficient models, towards information transparency, regulatory changes and considerably faster growth of healthcare spending outside of the U.S. After lagging earlier in the year due to a lost contract, Cardinal Health caught up as investors became more confident in the company's outlook.

Aon plc ("Aon"), an insurance brokerage and human resources consulting firm, was the top contributor in the financials sector for the period. The stock gained more than 37% on news that Walgreens, in addition to 17 other employers, will be joining its new corporate health exchange in 2014. While it is still early days, we believe private health exchanges could provide a meaningful long-term growth opportunity for Aon as several large employers shift to a defined contribution model for health care benefits.

Philip Morris International was the top detractor for the year as the company underperformed relative to other tobacco and consumer staples names. In addition to missing earnings expectations and guiding its EPS outlook down on higher FX headwinds, concerns over higher energy prices in Indonesia and the potential impact on tobacco consumption weighed on PM shares as well.

Current Strategy and Outlook: CMIA — Last year was a strong year for domestic stocks, having been the top-performing segment as compared to bonds, foreign developed markets, and emerging markets. With the U.S. Federal Reserve Board (the "Fed") now tapering its quantitative easing ("QE") program going forward, we believe volatility could rise, which could make the environment for equities more challenging. If interest rates head higher and put pressure on the housing sector, we believe this too could hurt domestic large cap companies. Despite these potential headwinds, we believe stock valuations remain reasonable, and there is reason to remain cautiously optimistic about the equity markets in the near term. As such, we are still on the hunt and finding intriguing ideas using our contrarian stock selection process.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Information Technology	20.7%
Financials	16.8%
Consumer Discretionary	13.5%
Health Care	12.1%
Industrials	11.6%
Consumer Staples	10.0%
Energy	9.2%
Telecommunication Services	2.7%
Materials	2.5%
Assets in Excess of Other Liabilities	0.9%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

Citigroup, Inc.	3.5%
Apple, Inc.	3.5%
JPMorgan Chase & Co.	3.1%
Google, Inc. — Class A	3.1%
Philip Morris International, Inc.	2.7%
General Electric Co.	2.6%
Chevron Corp.	2.4%
AT&T, Inc.	2.1%
Cardinal Health, Inc.	2.1%
Johnson & Johnson	2.1%

Portfolio holdings are subject to change daily.

*  On January 10, 2013, the Portfolio's Board of Directors approved a change with respect to the Portfolio's sub-adviser from Davis Selected Advisers, L.P. to CMIA and related changes to the Portfolio's name, investment objective, principal investment strategies and benchmark. Effective April 30, 2013, the Portfolio's name was changed from ING Davis New York Venture Portfolio to ING Columbia Contrarian Core Portfolio and the Portfolio's Sub-Adviser changed to CMIA. From April 15, 2013 through the close of business on April 29. 2013, the Portfolio was in a transition period in preparation for the sub-adviser change. Additionally, effective April 30, 2013, Guy Pope was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING COLUMBIA CONTRARIAN CORE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year
Class ADV	34.42%	15.99%	5.35%
Class I	35.18%	16.58%	5.88%
Class S	34.74%	16.29%	5.62%
Russell 1000® Index	33.11%	18.59%	7.78%
S&P 500® Index	32.39%	17.94%	7.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Columbia Contrarian Core Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to October 31, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc. Effective October 31, 2005, the Portfolio's principal investment strategies and name changed.

Beginning on April 15, 2013 the Portfolio changed its benchmark from the S&P 500® Index to the Russell 1000® Index because the Russell 1000® Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

Prior to April 15, 2013, the Portfolio was sub-advised by Davis Selected Advisers, L.P. Effective April 30, 2013, the Portfolio's name and investment strategy changed.

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian K. Stadlinger, CFA, and Jarl Ginsberg, CFA, Portfolio Managers, of Columbia Management Investment Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of 40.27% compared to the Russell 2000® Value Index, which returned 34.52% for the same period.

Portfolio Specifics: U.S. financial markets got off to a great start in 2013 and seemingly never looked back, with many benchmarks climbing to all-time highs. The Russell 2000® Value Index posted its best performance in ten years. Worldwide, bad news that typically would stop a bull market in its tracks barely slowed the stampede, be it weak economic reports, political uncertainty or fears of military conflict. Only the U.S. Federal Reserve Board (the "Fed") was able to unsettle investors, when it hinted in May that it was ready to taper its purchase of Treasury and mortgage securities — but that dip in market euphoria proved to be short-lived. Late in the period, the Fed did indeed announce it would begin tapering those purchases. Additionally, a bipartisan budget deal in Washington was welcome news for investors. Stocks climbed to new highs while bonds retreated as yields moved higher.

During 2013, the Portfolio's relative performance was aided significantly by the Portfolio's strategy to buy undervalued securities where the companies' fortunes are improving. This has been particularly evident in financials where declining credit issues, the steeping yield curve, and merger activity in the sector benefited most of our holdings. An economic pickup provided the backdrop for many of our specialty materials companies to show renewed earnings growth. The Portfolio also benefited from good stock selection in the industrials sector, energy, and consumer discretionary which was aided by a pickup in auto sales. Auto components maker Tower International Inc. raised significantly over the year on continued good execution while it focused on activities to create shareholder value such as divestitures, debt pay down, and strong free cash flow generation.

The Portfolio's best performing sector was consumer staples, with a significant triple digit return as stocks within the personal products industry contributed nicely. Nu Skin Enterprises, Inc. rose significantly over the course of the year as the company's business model produced consistently good sales globally and new products were rolled out on a regular basis.

However, relative performance was hurt in technology. Cirrus Logic Inc. ("Cirrus") declined over the year on concerns over the outlook of Apple Inc.'s iPhone business, given that a majority of Cirrus' business is supplying audio chips to the industry giant. As a result, during the fourth quarter we exited our position in the company and redeployed assets elsewhere.

Current Strategy and Outlook: We continue to believe that our focus on small cap value companies with strong underlying earnings prospects and attractively priced shares have the potential to reward investors. We remain focused on our research of those companies where we believe the valuation gap is likely to shrink in the near term and look for a company's upward inflection point — we seek out stocks that are both inexpensive, in our opinion, and show improving operating performance/metrics. As we do this, three types of opportunities typically come to light:

Companies with compressed near term operating fundamentals that the managers believe are poised to expand within a reasonable timeframe; opportunities in industries that may be out of favor; and "Out-of-the-limelight" companies missed by the Wall Street research community.

Going forward, we believe performance will continue to be driven by our bottom-up stock selection process and this strategy drives sector allocations. At period end, the strategy was overweight versus the Russell 2000® Value Index in materials, technology and health care. The Portfolio was underweight financials (driven by real estate investment trusts ("REITs") and specialty finance companies), industrials, utilities and consumer staples.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Financials	33.5%
Information Technology	14.6%
Consumer Discretionary	11.5%
Industrials	11.1%
Materials	9.3%
Energy	6.9%
Health Care	6.6%
Utilities	4.3%
Consumer Staples	1.1%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

Umpqua Holdings Corp.	1.2%
Western Alliance Bancorp.	1.2%
American Equity Investment Life Holding Co.	1.2%
Sterling Bancorp/DE	1.2%
Renasant Corp.	1.2%
Navigant Consulting, Inc.	1.2%
Deluxe Corp.	1.2%
Kindred Healthcare, Inc.	1.1%
Amerisafe, Inc.	1.1%
KapStone Paper and Packaging Corp.	1.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I April 28, 2006	Since Inception of Class S May 1, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	39.58%	19.12%	7.13%	—	—	—
Class I	40.27%	19.75%	—	7.22%	—	—
Class S	39.97%	19.43%	—	—	7.03%	—
Class S2	39.68%	—	—	—	—	26.72%
Russell 2000® Value Index	34.52%	17.64%	5.40%	6.04%	6.09%	25.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Columbia Small Cap Value II Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING GLOBAL BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Global Bond Portfolio (the "Portfolio") seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Christine Hurtsellers, CFA, and Brian Timberlake, CFA, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio's Class S shares provided a total return of -4.28% compared to the Barclays Global Aggregate Index, which returned -2.60% for the same period.

Portfolio Specifics: In a choppy period for global fixed income, the Portfolio underperformed its benchmark. Fund performance was attributable to security selection, currency allocation and emerging market local interest rate positioning. Asset allocation detracted from results for the period.

The Portfolio generally maintained core allocations to domestic and emerging market credit sectors during the period, in response to modest global growth expectations and highly accommodative central bank activity. Throughout the first half of the period, the Portfolio overweighted U.S. and emerging market ("EM") corporate bonds, EM hard currency bonds, high yield corporate bonds and residential and commercial mortgage-backed securities. These positions benefited relative results. The Portfolio generally maintained duration overweights where we expected rates to decline, such as Brazil, Russia and Chile. In contrast, it underweighted selected euro zone governments because of their heightened political uncertainty and troubling debt dynamics. Our strategic bias to underweight Japanese government bonds and the yen benefited Portfolio performance, particularly after the Bank of Japan announced measures to stimulate the moribund Japanese banking system through unprecedented levels of quantitative easing.

Portfolio positioning, with the exception of Japan, was hurt beginning in May as a wide range of currencies, local interest rate markets and spread sectors underperformed. The U.S. Federal Reserve Board's (the "Fed") unexpected guidance on asset purchase tapering prompted a dramatic increase in U.S. interest rates. The ensuing rise in volatility and tightening of global financial conditions weighed on the Portfolio's EM holdings. The strength of the U.S. dollar also hurt our overweight EM currency positions. In contrast, the Portfolio's overweight of U.S. high yield corporate bonds helped results. The Portfolio's positioning was broadly positive near the end of the reporting period, as accommodative monetary policy was reaffirmed and global growth expectations improved.

Current Strategy and Outlook: Investors have begun to ask how long the effects of quantitative easing will last. Against this backdrop, interest rates, spreads and currencies are becoming volatile. Nonetheless, we believe monetary policy, mostly positive economic data and policy disaster avoidance should keep markets reaching higher. The Portfolio continues to favor U.S. investment grade and high yield corporate bonds. We are still overweight EM, but to a lesser degree. Elsewhere, we are broadly neutral on interest rate risk across the developed and emerging worlds, but remain negative on Japan.

In terms of downside risks to our outlook and current positioning, if the Fed were perceived as increasingly less accommodative, U.S. interest rates could rise further in our opinion. We believe this would pressure EM rates and currencies and possibly domestic spread assets. Though we believe political uncertainty is in decline, brinksmanship in Washington DC and the fractured U.S. political environment could result in policy error and impose a self-inflicted wound on the economy, which could pressure sectors such as high yield corporate bonds.

Geographic Diversification
as of December 31, 2013
(as a percentage of net assets)

United States	77.2%
Germany	5.4%
United Kingdom	3.4%
Italy	3.2%
Mexico	1.6%
Dominican Republic	1.1%
Brazil	0.7%
Cayman Islands	0.6%
Switzerland	0.5%
Canada	0.5%
Countries between 0.0%-0.4%^	1.7%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 9 countries, which each represents 0.0%-0.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	12.6%
ING Emerging Markets Local Currency Debt Fund — Class P	10.3%
United States Treasury Note, 1.500%, 12/31/18	4.2%
ING Emerging Markets Corporate Debt Fund — Class P	4.0%
Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/24	3.0%
Bundesrepublik Deutschland, 2.000%, 08/15/23	2.9%
ING High Yield Bond Fund — Class P	1.9%
Bundesobligation, 1.000%, 10/12/18	1.7%
United States Treasury Note, 2.750%, 11/15/23	1.6%
Mexican Bonos, 8.500%, 12/13/18	1.2%

Portfolio holdings are subject to change daily.

*  Effective May 31, 2013, Robert Robis was removed as a portfolio manager and Brian Timberlake was added as a portfolio manager of the Portfolio. Additionally, effective December 31, 2013, Michael Mata was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING GLOBAL BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S November 8, 2004
Class ADV	-4.50%	8.22%	4.37%
Class I	-4.00%	8.74%	4.88%
Class S	-4.28%	8.47%	4.63%
Barclays Global Aggregate Index	-2.60%	3.91%	4.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to January 21, 2011, the Portfolio was sub-advised by Oppenheimer Funds, Inc. Effective January 21, 2011, the Portfolio's name and investment strategies changed.

ING INVESCO COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Invesco Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Kevin Holt, Managing Director, Jason Leder, Managing Director, Devin E. Armstrong, CFA, James N. Warwick, and Matthew Seinsheimer, Product Managers, of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class S shares, provided a total return of 35.00% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 32.53% and 32.39%, respectively, for the same period.

Portfolio Specifics: The year ended December 31, 2013, was characterized by slow but steady improvement in the U.S. economy and strong U.S. equity market returns. U.S. equity markets rose for the first half of the year, but from late May through June, capital markets declined following U.S. Federal Reserve (the "Fed") Chairman Ben Bernanke's comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing ("QE"). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed's actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

For the exception of real estate, all major U.S. equity market indexes delivered returns over 20% and all sectors of the Russell 1000® Value Index posted double digit returns.

On the positive side of sector performance, strong stock selection within financials, mainly having no exposure to real estate investment trusts ("REITs"), was one of the strongest contributors to relative performance. An overweight position and contributions from select stocks in the consumer discretionary sector were also large contributors to Portfolio performance. Stock selection and an underweight in telecommunication services also contributed to relative results. Favorable stock selection and an overweight in the information technology sector boosted performance, as well. Also, a material underweight to utilities enhanced relative performance, as this was the second worst performing sector in the benchmark. Stock selection and an underweight to energy assisted with performance, as well. Strong stock selection in the materials sector also enhanced relative Portfolio performance. Favorable stock selection in the consumer staples sector also helped Portfolio performance. Stock selection and an overweight in the healthcare sector, specifically pharmaceuticals, assisted performance as well.

On the negative side, cash acted as a detractor to relative performance. An underweight to industrials was also a detractor to relative performance, offsetting strong stock selection within the sector, as the sector returned over 40% for the period.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Portfolio's performance relative to the Russell 1000® Value Index for the reporting period.

Current Strategy and Outlook: During the fiscal year, trading activity for the Portfolio remained muted. Towards the end of the reporting period, positions were increased in health care, energy and select consumer staples companies. Conversely, we continued to trim select insurance and technology stocks. The majority of activity occurred in the consumer discretionary sector where we continued to reduce media and select retail companies that have performed well.

Strong equity market returns over the past few years, combined with a strong market return in 2013, are making it ever important to focus on valuations and stock selection through intense fundamental analysis. As value managers, we believe the very low earnings expectations that characterize most holdings in the Portfolio, combined with historically attractive valuations, could potentially provide downside protection in a volatile equity market.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Financials	24.4%
Consumer Discretionary	15.3%
Energy	14.9%
Health Care	14.7%
Information Technology	9.7%
Industrials	7.1%
Consumer Staples	5.4%
Utilities	2.3%
Telecommunication Services	2.3%
Materials	2.1%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

Citigroup, Inc.	4.1%
JPMorgan Chase & Co.	3.2%
Viacom — Class B	2.4%
Weatherford International Ltd.	2.3%
General Motors Co.	2.3%
Bank of New York Mellon Corp.	2.3%
General Electric Co.	2.2%
Wells Fargo & Co.	2.1%
Halliburton Co.	2.1%
Merck & Co., Inc.	2.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective April 30, 2013, the Portfolio changed its name from ING Invesco Van Kampen Comstock Portfolio to ING Invesco Comstock Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING INVESCO COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year
Class ADV	34.79%	18.05%	7.00%
Class I	35.47%	18.65%	7.52%
Class S	35.00%	18.34%	7.26%
Russell 1000® Value Index	32.53%	16.67%	7.58%
S&P 500® Index	32.39%	17.94%	7.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Invesco Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Invesco Equity and Income Portfolio (the "Portfolio") seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by Thomas B. Bastian, James O. Roeder, Sergio Marcheli, Mary Jayne Maly and Chuck Burge of Invesco Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio's Class S shares provided a total return of 24.64% compared to the Russell 1000® Value Index, Barclays U.S. Government/Credit Bond Index and the composite index consisting of 60% Russell 1000® Value Index/40% Barclays U.S. Government/Credit Bond Index ("Composite Index"), which returned 32.53%, -2.35% and 17.51%, respectively, for the same period.

Portfolio Specifics: The year ended December 31, 2013, was characterized by slow but steady improvement in the U.S economy and strong U.S equity market returns. U.S equity markets rose for the first half of the year, but from late May through June, capital markets declined following U.S Federal Reserve (the "Fed") Chairman Ben Bernanke's comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing ("QE"). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential U.S military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed's actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

For the exception of real estate, all major U.S equity market indexes delivered returns over 20% and all sectors of the Russell 1000® Value Index posted double digit returns.

Strong stock selection within the financials sector was a large contributor to relative Portfolio performance versus the style-specific benchmark. Stock selection and an underweight position in the telecommunication services and materials sectors also helped the Portfolio's relative performance. A material underweight position in the utilities sector was also a contributor to relative Portfolio performance, as it was the second-worst performing sector for the style-specific benchmark. In the energy sector, a significant underweight to Exxon-Mobile and contributions from Chevron and Halliburton helped relative performance. An overweight to consumer discretionary stocks, specifically within media, also enhanced relative performance.

In contrast, the Portfolio's modest cash position detracted from Portfolio performance in a strong equity market. Stock selection and an underweight position in the industrials sector also detracted from relative performance. Stock selection within the information technology and consumer staples sectors also detracted from relative performance.

The allocation to investment grade corporate, government agency and U.S Treasury bonds was a valuable source of income, helping dampen overall portfolio volatility, however still posted a slight negative return due to bonds being hurt by a rising rate environment during the reporting period. This detracted from relative performance versus the Russell 1000® Value equity benchmark, as bonds meaningfully underperformed equities during the reporting period. The allocation to convertible bonds provided positive absolute returns while detracting from relative performance, as convertible bonds underperformed the Russell 1000® Value benchmark.

Current Strategy and Outlook: Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period, based on the anticipation of the Fed slowing asset purchases and resulting rising rates that may occur. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies' stock prices.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Financials	18.1%
Energy	8.1%
Consumer Discretionary	8.0%
Health Care	7.9%
Information Technology	7.9%
U.S. Treasury Notes	6.0%
Financial	5.6%
Consumer Staples	5.5%
Consumer, Non-cyclical	4.8%
Industrials	4.7%
Technology	2.8%
Communications	2.2%
Materials	1.8%
Consumer, Cyclical	1.6%
Industrial	1.5%
Telecommunication Services	1.5%
Utilities	1.1%
Basic Materials	1.0%
U.S. Treasury Bonds	1.0%
Federal National Mortgage Association	0.4%
Federal Home Loan Mortgage Corporation	0.3%
Foreign Government Bonds	0.2%
Municipal	0.1%
Assets in Excess of Other Liabilities*	7.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

JPMorgan Chase & Co.	2.9%
Citigroup, Inc.	2.3%
United States Treasury Note, 0.250%, 04/30/14	2.1%
General Electric Co.	1.6%
Viacom — Class B	1.6%
eBay, Inc.	1.6%
Morgan Stanley	1.5%
Comcast Corp. — Class A	1.3%
Royal Dutch Shell PLC — Class A	1.3%
Applied Materials, Inc.	1.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective April 30, 2013, the Portfolio changed its name from ING Invesco Van Kampen Equity and Income Portfolio to ING Invesco Equity and Income Portfolio. Additionally, effective June 11, 2013, Mark Laskin was removed as a portfolio manager of the Portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING INVESCO EQUITY AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	24.33%	13.38%	6.95%	—
Class I	24.96%	13.95%	7.48%	—
Class S	24.64%	13.66%	7.22%	—
Class S2	24.47%	—	—	17.27%
Russell 1000® Value Index	32.53%	16.67%	7.58%	23.91%
Barclays U.S. Government/Credit Bond Index	-2.35%	4.40%	4.52%	5.07%
Composite Index	17.51%	12.03%	6.68%	16.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Invesco Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford and Gloria Fu, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class S shares provided a total return of 31.54% compared to the Russell Midcap® Value Index, which returned 33.46% for the same period.

Portfolio Specifics: The Portfolio underperformed the Russell Midcap® Value Index in 2013. Stock selection in the financials sector and sector allocation in the consumer discretionary sector contributed to performance. Stock selection in the industrials and information technology sectors detracted from performance.

Avoiding higher-beta names within the information technology sector negatively impacted performance as there has been a bifurcation between "new" and "old" technology. For example, one of the largest detractors from relative performance was Micron Technology, a cutting-edge semiconductor producer, which we didn't own. Instead, we have invested in names like Analog Devices, a company we believe is poised to recover on the heels of a cyclical upturn, but has struggled to keep pace with competitors in its sector this year.

Ameriprise Financial, Inc. ("Ameriprise") was a major contributor to performance as rising equity prices continued to drive the company's top-line and bottom-line growth. Ameriprise reported operating earnings per share, which was stronger than investor expectations, as asset management results continued to drive performance. Ameriprise also announced that net outflows in asset management were less than expected. We believe the company will continue to benefit from rising equity markets and the cyclical reallocation that is currently under way in the asset management industry.

Shares of HCP, a healthcare real estate investment trust ("REIT"), underperformed as fears of near-term earnings slowdown damped investor demand. HCP is expected to run into a few near-term growth constraints, including a refinancing in February 2014 and the potential exercise of a buy option by one of its tenants. The more expensive debt from the refinancing and the reinvestment risks of the potential sale of assets are expected to meaningfully reduce income in 2014.

Another detractor from relative performance was cash. The Portfolio had an above average cash balance in 2013, 3.44% vs. 2.45% since inception. Because the benchmark rallied more than 33.46%, the cash balance caused a drag on relative performance.

Current Strategy and Outlook: The Portfolio continues to have a large overweight position in consumer discretionary names, while the financial sector remains the Portfolio's largest underweight due to the Portfolio's underweight of REITs based on their valuation, although we have slowly and selectively been adding some positions in certain REITs which we believe have niche business models.

In the fourth quarter, we eliminated our position in online trading and investment firm Charles Schwab Corporation and initiated a position in student housing provider American Campus Communities and investment company Legg Mason. We are redistributing our allocation within the financials space based on our opinion of the relative valuation of the subsectors.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Financials	27.3%
Consumer Discretionary	20.3%
Industrials	10.3%
Utilities	10.2%
Information Technology	9.7%
Materials	7.9%
Consumer Staples	4.8%
Health Care	4.7%
Energy	3.6%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

Ball Corp.	2.0%
Marsh & McLennan Cos., Inc.	1.8%
Loews Corp.	1.8%
Amphenol Corp.	1.6%
Ameriprise Financial, Inc.	1.6%
Autozone, Inc.	1.6%
Kohl's Corp.	1.6%
Fifth Third Bancorp.	1.5%
Gap, Inc.	1.5%
Arrow Electronics, Inc.	1.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING JPMORGAN MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	31.26%	19.66%	9.73%	—
Class I	31.89%	20.25%	10.28%	—
Class S	31.54%	19.95%	10.00%	—
Class S2	31.37%	—	—	25.69%
Russell Midcap® Value Index	33.46%	21.16%	10.25%	28.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Mid Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, Portfolio Manager of Oppenheimer Funds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class S shares provided a total return of 26.85% compared to the MSCI World IndexSM and the MSCI All Country World IndexSM, which returned 26.68% and 22.80%, respectively, for the same period.

Portfolio Specifics: Top contributors to performance this period included Airbus Group NV ("Airbus"), Google, Inc. ("Google"), and KDDI Corp. ("KDDI"). Airbus, previously named European Aeronautic Defence & Space Co., makes Airbus airplanes and is one of the leading defense companies in Europe. The market for larger airplanes above 150 seats is a duopoly comprising Boeing and Airbus. In our opinion, persistently high fuel prices combined with the increase in travel demand from the emerging markets, makes for a good environment for growth in new, more fuel efficient, aircraft sales. Airbus has been very successful in driving orders for its new-engined A-320/1 NEO aircraft and its larger A-350 aircraft. Shares of search engine giant Google topped $1,000 per share for the first time in October 2013 after the company reported strong earnings. KDDI is a Japanese telecommunications firm that offers fixed line and mobile telephony, and digital TV. The company has been gaining share with a "triple play" offering, and the company began to wind down a large scale investment phase, improving business economics.

The most significant detractors from performance this period included Fusion-io, Inc. ("Fusion-io"), DLF Ltd. ("DLF"), and BM&F Bovespa SA ("BM&F Bovespa"). Fusion-io produces flash-enabled server accelerator cards, which allow servers to better process information in real-time. The company also has a unique software portfolio that may obviate the traditional disk array model for storage. The stock experienced volatility due partly to a management transition. We believe that the data storage market will increasingly move toward solid state technology and that Fusion-io's intellectual property in the area is a competitive advantage. DLF is the largest and highest-quality real estate developer in the National Capital Region of India. Tightening monetary policy and the weaker Indian Rupee have served to hurt near-term real estate demand. Longer term, demand for housing outstrips supply by a long way, given the various restrictions and hurdles to property development in the area. We believe DLF's assets are unmatched in location and quality and they are a preferred developer at the high end in the Delhi area. We believe that this makes for an attractive business that is now available at an even better price. BM&F Bovespa is involved in the operation of the Sao Paulo Stock Exchange. In a volatile environment for emerging markets, BM&F Bovespa experienced declines.

Current Strategy and Outlook: At period end, the Portfolio had its largest overweight positions in Information Technology, Health Care, Consumer Discretionary and Industrials. The Portfolio was underweight all other sectors of the Index. On a country basis, the Portfolio had its largest overweight positions in Germany, France, Sweden, Spain and India, with its most significant underweight positions in the United Kingdom, the United States, Canada and Australia. Despite being underweight the United States relative to the Index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Regardless of whether we are in a fast or a slow growth world, we believe the companies in the Portfolio have the potential to grow above the general rate of the economies in which they operate by virtue of the secular currents driving them and their advantages globally. We have a long-term investment horizon and build the Portfolio from the bottom up, focusing on businesses we believe will be advantaged by long-term trends. We invest in companies that we believe are capable of producing solid and sustainable growth through the business cycle, that have made strong returns on invested capital, and that demonstrate good cash flow generation characteristics. We are patient investors and wait for those companies to be out of favor so they are reasonably priced when we buy.

Geographic Diversification
as of December 31, 2013
(as a percentage of net assets)

United States	41.1%
Germany	11.6%
Japan	9.3%
France	5.8%
Switzerland	5.3%
Sweden	4.6%
United Kingdom	4.1%
Spain	4.0%
India	3.1%
Brazil	3.0%
Countries between 0.2%-2.6%^	7.9%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 6 countries, which each represents 0.2%-2.6% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

Telefonaktiebolaget LM Ericsson	2.8%
Google, Inc. — Class A	2.8%
European Aeronautic Defence and Space Co. NV	2.5%
SAP AG	2.2%
Walt Disney Co.	2.2%
WellPoint, Inc.	2.2%
McGraw-Hill Cos., Inc.	2.1%
UBS AG - Reg	2.0%
eBay, Inc.	2.0%
Bayerische Motoren Werke AG	2.0%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	26.46%	17.59%	7.97%	—
Class I	27.12%	18.18%	8.51%	—
Class S	26.85%	17.90%	8.24%	—
Class S2	26.66%	—	—	22.82%
MSCI World IndexSM	26.68%	15.02%	6.98%	20.46%
MSCI All Country World IndexSM	22.80%	14.92%	7.17%	20.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Global Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company. Effective November 8, 2004, the Portfolio's principal investment strategies and name changed.

ING PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING PIMCO Total Return Portfolio (the "Portfolio") seeks maximum total return, consistent with capital preservation and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director, Co-Chief Investment Officer and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.*

Performance: For year ended December 31, 2013, the Fund's Class S shares, provided a total return of -1.89% compared to the Barclays U.S. Aggregate Bond Index, which returned -2.02% for the same period.

Portfolio Specifics: The beginning of 2013 saw U.S. equity indices reach new highs and Treasuries sell off across the curve as signs of renewed momentum in the world's largest economy fueled risk appetite. In our opinion, investors discounted negative fiscal policy developments — including Congress' failure to reach a deal on sequestration — and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the U.S. Federal Reserve Board (the "Fed") that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

While the Fed's choice to later eschew market consensus and delay tapering in the third quarter left investors in a state of disbelief, headline indicators of economic growth had been unconvincing. In addition, the Fed was also keeping a wary eye on the uncertain fiscal policy landscape, as the economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed.

In December, the Fed announced its intention to begin gradually exiting its bond-buying program. In January 2014, the Fed is expected to reduce — or "taper" — its quantitative easing program from $85bn to $75bn a month. As expected, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

An underweight to the long end of the yield curve, which was partially implemented through pay fixed interest rate swaps, contributed to returns as long-end rates rose significantly over the year; likewise, a focus on the front end of the yield curve also contributed to returns as lower maturity Treasuries remained anchored by the Fed's forward guidance. Holdings of non-Agency mortgage-backed securities, as the sector continued to benefit from the ongoing housing recovery; exposure to high-yield financial bonds, as high-yield bonds posted strong positive returns in 2013; and modest exposure to Build America bonds, as the sector outperformed like-duration Treasuries over the year all contributed to returns.

An overall underweight to investment grade corporate securities, as spreads narrowed and the sector outperformed like-duration Treasuries over the year and holdings of inflation-linked securities, as breakeven inflation levels (the difference between nominal and real yields) narrowed during the period both detracted from performance.

Current Strategy and Outlook: We have become modestly more optimistic about the outlook for global growth. We believe many of the challenges faced during 2013 have faded, yielding a brighter outlook for global growth. But while headwinds have abated, unwinding monetary policy's supportive grip on financial markets could prove challenging. Persistent sizeable output gaps, high unemployment and below potential demand suggest inflation will remain contained.

We remain careful in risk taking, as we believe most financial assets are fully valued and central banks will continue to use unconventional monetary policy. We plan to emphasize high-conviction ideas and high-quality sources of potential return.

Investment Type Allocation
as of December 31, 2013
(as a percentage of net assets)

U.S. Government Agency Obligations	49.3%
U.S. Treasury Obligations	38.6%
Corporate Bonds/Notes	11.4%
Collateralized Mortgage Obligations	6.7%
Foreign Government Bonds	6.6%
Municipal Bonds	3.4%
Asset-Backed Securities	2.0%
Preferred Stock	0.4%
Certificates of Deposit	0.4%
Common Stock	0.0%
Liabilities in Excess of Other Assets*	(18.8)%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

United States Treasury Note, 0.625%, 12/15/16	19.6%
Fannie Mae, 4.500%, 02/01/39	10.6%
Fannie Mae, 3.500%, 01/25/26	4.5%
United States Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	3.1%
Freddie Mac, 1.000%, 06/29/17	3.0%
United States Treasury Note, 1.500%, 08/31/18	2.8%
Freddie Mac, 0.750%, 01/12/18	2.7%
Fannie Mae, 5.000%, 01/13/40	2.7%
Fannie Mae, 3.000%, 09/25/26	2.3%
United States Treasury Note, 0.750%, 02/28/18	2.3%

Portfolio holdings are subject to change daily.

*  On September 11, 2013 the Board of Trustees of ING Partners, Inc. (the "Board") approved to rename the Portfolio to ING PIMCO Bond Portfolio from ING PIMCO Total Return Portfolio. The name change will be effective on May 1, 2014.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIMCO TOTAL RETURN PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-2.07%	5.51%	4.55%	—
Class I	-1.66%	6.04%	5.08%	—
Class S	-1.89%	5.77%	4.82%	—
Class S2	-2.02%	—	—	6.56%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%	4.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Pioneer High Yield Portfolio (the "Portfolio") seeks to maximize total return through income and capital appreciation. The Portfolio is managed by Andrew Feltus and Tracy Wright, Portfolio Managers, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of 12.33% compared to the Bank of America/Merrill Lynch High Yield Master II Index and the Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index, which returned 7.42% and 22.90%, respectively, for the same period.

Portfolio Specifics: As of December 31, 2013, the Portfolio had allocated 60% in high-yield bonds, 20% in convertible securities, 11% in common equity, and 7% in bank loans.

Asset allocation was the key driver of the Portfolio's one-year performance. Specifically, our allocation to equities was the largest contributor to returns; our allocation to convertible securities also positively impacted performance.

High-yield bonds, contributed to performance through security selection. Securities in the energy and healthcare sectors generated the majority of return, followed by those in real estate and capital goods. Securities that detracted from results were those in the technology and electronics sector, such as the 4.75% June 2023 Seagate HDD Cayman bond.

Over the course of the year, there were several security selection decisions that contributed to outperformance. Top contributors included the common stock of Thermo Fisher Scientific, a manufacturer of scientific instruments, and the convertible bonds of Alere, a diagnostic and health management services company, and Cubist Pharmaceuticals. Detractors for the year included the convertible bonds of Amarin, a manufacturer of biopharmaceutical therapeutics, corporate bonds of Boart Longyear Management, a contract mining services provider, and preferred shares of Halcon Resources Corporation, an explorer of oil and natural gas.

The portfolio managers use these sectors to help manage risk and provide additional sources of diversification and alpha. We continue to maintain the Portfolio's exposure to convertibles, bank loans, and equities, which are less sensitive to rising interest rates.

We remain underweight CCC rated bonds, which is the lowest quality bucket. As of year-end, the Portfolio's CCC exposure was 9.6% vs. 11.10% for the index. The equity-linked portion of the portfolio is intended as the total return portion of the fund.

Current Strategy and Outlook: In 2013, there were no major shifts in duration or convexity in the Portfolio. We do not believe that duration is a key driver of high-yield performance, and maintain a marginally shorter duration relative to the benchmark. We continue to seek opportunities for spread tightening, and believe that convertibles remain attractive from a valuation perspective and bank loans, on a select basis. We do not anticipate any changes, at this time, for the allocation.

Investment Type Allocation
as of December 31, 2013
(as a percentage of net assets)

Corporate Bonds/Notes	83.0%
Common Stock	9.4%
Preferred Stock	3.7%
Collateralized Mortgage Obligations	0.9%
Warrants	0.1%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

Ford Motor Co., 4.250%, 11/15/16	0.9%
Alere, Inc.	0.9%
Timberstar Trust, 7.530%, 10/15/36	0.8%
CHS/Community Health Systems, Inc., 8.000%, 11/15/19	0.8%
Thermo Fisher Scientific, Inc.	0.7%
Alere, Inc., 3.000%, 05/15/16	0.7%
General Cable Corp., 5.000%, 11/15/29	0.7%
LyondellBasell Industries NV — Class A	0.6%
Novellus Systems, Inc., 2.625%, 05/15/41	0.6%
Forest City Enterprises, Inc.	0.6%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIONEER HIGH YIELD PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class I January 3, 2006	Since Inception of Class S January 20, 2006
Class I	12.33%	20.80%	9.66%	—
Class S	12.07%	20.48%	—	9.44%
Bank of America/Merrill Lynch High Yield Master II Index	7.42%	18.65%	8.88%	8.83%
Bank of American/Merrill Lynch All Convertibles (Speculative Grade) Index	22.90%	24.05%	8.60%	8.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters and Donald J. Easley, CFA, Portfolio Managers of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class S shares provided a total return of 34.74% compared to the S&P MidCap 400 Index and the Russell Midcap® Growth Index, which returned 33.50% and 35.74%, respectively, for the same period.

Portfolio Specifics: Consumer staples hurt relative results for the period, due to stock choices that included Fresh Market and Kellogg. Fresh Market, a specialty grocer with a focus on fresh, high-quality produce, reported weaker-than-expected earnings and a restrained outlook for the next year due to a weak economy and slow performance in new stores. Cereal and convenience food manufacturer Kellogg posted strong results, but nonetheless trailed the sector.

In materials, our stock holdings also underperformed, most notably Eldorado Gold and Sociedad Quimica y Minera de Chile. Falling gold prices hurt Eldorado Gold, while Sociedad Quimica y Minera de Chile suffered from the breakup of a potash cartel and the entry of new competition for some of its other products.

Stock selection and an underweight made consumer discretionary a key detractor as well. Our position in Lululemon Athletica proved particularly detrimental as this premium vendor of yoga and athletic apparel suffered amid serious questions about product quality, resulting in the firing of the CEO and the resignation of the company's founder.

Financials contributed positively, owing to strong stock positioning. Key names included E-Trade Financial. The online brokerage firm reported record client assets and increased client trading activity, and regulators approved a plan that would allow the firm to pay off high-interest debt.

Another area of strength was health care, where our stock holdings also outpaced their benchmark peers. Incyte Pharmaceuticals and Valeant Pharmaceuticals were notable performers in this space. Incyte Pharmaceuticals received encouraging trial results for an important drug and also announced that this same drug may be effective for treating a wider range of conditions than initially thought. Valeant Pharmaceuticals announced that it would acquire Bausch & Lomb early in the period, and the integration of the acquisition appeared to go smoothly throughout the rest of the year.

Current Strategy and Outlook: We are cautiously optimistic about U.S. equities, but we are tempering our expectations after a year of nearly uninterrupted market strength. Equities were driven higher in 2013 as investors moved out of safer assets and into riskier areas of the market. We anticipate a continuation of this trend as we move into 2014, though, in our opinion, on a more moderate scale. Despite our caution, we believe the long term looks positive due to strong corporate fundamentals, supportive economic data, and controlled inflation. We currently are finding opportunities in specific companies rather than in larger themes, highlighting the importance of fundamental research and effective stock selection.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Consumer Discretionary	22.4%
Information Technology	17.8%
Industrials	16.5%
Health Care	16.1%
Financials	7.4%
Energy	6.4%
Consumer Staples	5.6%
Materials	5.6%
Telecommunication Services	2.0%
Utilities	0.2%
Liabilities in Excess of Other Assets*	—%
Net Assets	100.0%

*  IIncludes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

Alexion Pharmaceuticals, Inc.	1.0%
Crown Castle International Corp.	1.0%
SBA Communications Corp.	1.0%
Incyte Corp., Ltd.	0.9%
Discovery Communications, Inc. — Class C	0.9%
Autozone, Inc.	0.8%
AmerisourceBergen Corp.	0.7%
Ross Stores, Inc.	0.8%
Sherwin-Williams Co.	0.7%
O'Reilly Automotive, Inc.	0.7%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	34.46%	22.61%	8.51%	—
Class I	35.18%	23.25%	9.06%	—
Class S	34.74%	22.92%	8.78%	—
Class S2	34.62%	—	—	26.65%
S&P MidCap 400 Index	33.50%	21.89%	10.36%	27.31%
Russell Midcap® Growth Index	35.74%	23.37%	9.77%	27.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. Effective November 8, 2004, T. Rowe Price became the sub-adviser and the Portfolio's principal investment strategies and name changed.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term capital growth, and secondarily, increasing dividend income. The Portfolio is managed by P. Robert Bartolo, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares, provided a total return of 39.24% compared to the S&P 500® Index, which returned 32.39% for the same period.

Portfolio Specifics: Stock selection was the main reason for relative outperformance by the Portfolio, but sector weighting was also positive. Consumer discretionary was by far the leading outperformer, driven primarily by stock selection, but favorable overweighting notably contributed. Health care outperformed on stock selection, offsetting detrimental underweighting. Energy was an outperformer on stock selection and significant beneficial underweighting. Financials was the largest relative detractor, due to unfavorable underweighting and stock selection. Telecommunication services underperformed due to overweighting and stock selection.

Consumer discretionary was the leading relative outperformer. Shares of online travel company priceline.com benefited from increased travel-related spending, particularly on rental cars through its subsidiary, rentalcars.com. Shares of Amazon.com moved higher during the second half of the year, led by investor optimism for a strong holiday shopping season, particularly in online retail sales that continue to gain market share from in-store shopping. The company is also experiencing growth in the cloud computing and storage market through its Amazon Web Services division.

Health care outperformed on stock selection, particularly in biotechnology. Gilead Sciences continued to perform well, driven by the success of its HIV treatments, which are among the most widely prescribed therapies for the disease. The company is also making progress in oncology therapies, with certain treatments showing positive results during early trials. Biogen Idec benefited from its multiple sclerosis treatment, Tecfidera, which has generated promising initial sales in the United States and received 10-year exclusivity from the European Union.

Energy outperformed on stock selection and underweighting. Pioneer Natural Resources, a U.S. independent gas and oil company, was a top performer over the year.

Financials was the largest relative detractor on underweighting and stock selection. Rising interest rates negatively impacted real estate investment trusts ("REIT"), such as American Tower, as investors turned to lower-risk securities with comparable yields.

Overweighting telecommunication services, the worst performing sector in the benchmark, led to underperformance. As with REITs, tower companies such as Crown Castle International were hurt by rising interest rates and investors turned to lower-risk securities with comparable yields.

Current Strategy and Outlook: Major U.S. stock markets generated strong returns in 2013, as investors remained optimistic about the economy despite moderating corporate fundamentals and uncertainty about fiscal and monetary policies. Investors welcomed the U.S. Federal Reserve Board's December announcement that it would reduce its asset purchases by $10 billion in January and would keep short-term interest rates low if unemployment fell below 6.5%, provided inflation remained contained. Small-cap stocks outperformed mid- and large-caps for the year. As measured by Russell indexes, growth stocks outperformed value stocks across all market capitalizations.

Equities were driven higher in 2013 as investors moved out of safer assets and into riskier areas of the market. We believe there will be a continuation of this trend in 2014, although on a more moderate scale. We are generally optimistic about the environment for equities. We believe improving global economic growth, attractive stock valuations despite 2013's notable performance, and restrained inflation should permit large-cap growth stock to perform strongly. While a moderate market correction is always a possibility, we do not anticipate a significant sell-off.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Consumer Discretionary	27.4%
Information Technology	26.9%
Industrials	12.3%
Health Care	11.7%
Financials	5.5%
Energy	4.7%
Consumer Staples	4.1%
Materials	3.4%
Telecommunication Services	3.2%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

Google, Inc. — Class A	6.2%
Amazon.com, Inc.	5.3%
Mastercard, Inc.	3.1%
Priceline.com, Inc.	3.0%
Apple, Inc.	2.9%
Visa, Inc.	2.8%
Gilead Sciences, Inc.	2.8%
Crown Castle International Corp.	2.3%
Danaher Corp.	2.2%
Precision Castparts Corp.	2.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	38.54%	21.70%	8.15%	—
Class I	39.24%	22.30%	8.69%	—
Class S	38.89%	22.00%	8.42%	—
Class S2	38.68%	—	—	24.73%
S&P 500® Index	32.39%	17.94%	7.41%	23.64%
Russell 1000® Growth Index	33.48%	20.39%	7.83%	24.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Growth Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Templeton Foreign Equity Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio is managed by Cindy L. Sweeting, Antonio T. Docal and Peter A. Nori of Templeton Investment Counsel, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of 20.28% compared MSCI All Country World ex-U.S. IndexSM ("MSCI ACWI ex-U.S.") and the MSCI EAFE® Index, which returned 15.29% and 22.78%, respectively, for the same period.

Portfolio Specifics: The year 2013 brought progress to financial markets and the global economy as stabilization for key financial institutions and declining equity correlations allowed investors to refocus on fundamentals, benefiting bottom-up stock pickers.

Encouragingly for bottom-up investors, stock selection was largely responsible for outperformance, with a substantial contribution from currency movements, including in the materials sector. The Portfolio benefited from stock selection among deep value chemicals and construction materials companies as well as from a metals and mining industry underweighting. Based on our analysis, valuations for many metals and mining industry stocks did not sufficiently discount overcapacity concerns stemming from poor capital discipline.

Among cyclical sectors, we found what we believed were more compelling bargains in industrials, where our stock selection aided relative performance. Near-term economic uncertainty created opportunities in restructuring industrials firms we viewed as positioned for growth in an economic recovery. For example, International Consolidated Airlines Group S.A.'s share price reached a six-year high and earnings rose as the parent company of British Airways cut costs, rationalized capacity and benefited from recovering air passenger traffic.

The Portfolio's financials holdings benefited from a similar combination of restructuring and an improving economic outlook, particularly in Europe. Stock selection led performance, including French insurer AXA S.A. ("AXA"). The company was a leading contributor as its share price reached a post-financial crisis high. In our view, AXA management's focus on margin expansion helped drive cash flow improvements and kept the company on track to meet operating targets. Although our European financials stocks rallied from historically low valuations, they traded at significant discounts to their global peers and the broader European market.

Stock selection in consumer discretionary, which has been a strong sector performer in recent years, dampened relative performance despite gains. Japanese photographic and imaging products company Nikon Corp. ("Nikon") cut its earnings guidance during the period. We believe the company's valuation reflected excessive concern about smartphone competition's impact on Nikon's compact camera business and overlooked the attractive growth and profit attributes of its core high-end camera segment. Elsewhere in the sector, we reduced exposure as valuations we considered lofty allowed us to realize gains on some of our contrarian investments made during periods of extreme economic pessimism.

Geographically, stock selection and a contrarian overweighting in certain European countries notably contributed to relative performance. However, stock selection and an underweighting in Japan had a detractive effect.

Current Strategy and Outlook: We believe considerable risks remain, and conditions for continued growth and recovery appear favorable, with muted inflation fostering policy support and moderately improving economic growth enabling ongoing fiscal repair. Investor sentiment improved markedly and investors moved into equities. Admittedly, stocks have rallied for a while, but in our opinion, it is not unusual for sustained recoveries to follow extreme contractions. Although many significant valuation anomalies created by the global financial crisis have disappeared, we believe stocks overall do not appear too richly valued to us, particularly in Europe and certain emerging markets where economic and corporate profit cycles remain depressed.

Geographic Diversification
as of December 31, 2013
(as a percentage of net assets)

United Kingdom	19.7%
France	14.8%
Germany	11.7%
Netherlands	7.4%
Switzerland	6.6%
Japan	6.3%
South Korea	4.7%
China	4.0%
Italy	4.0%
Norway	2.9%
Countries between 0.5%-2.9%^	15.7%
Assets in Excess of Other Liabilities	2.2%
Net Assets	100.0%

^  Includes 10 countries, which each represents 0.5%-2.9% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

Sanofi	2.7%
AXA S.A.	2.4%
GlaxoSmithKline PLC	2.2%
Vodafone Group PLC	2.2%
BNP Paribas	2.1%
Samsung Electronics Co., Ltd. GDR	2.1%
Roche Holding AG - Genusschein	2.1%
Akzo Nobel NV	1.9%
Total S.A.	1.8%
Bayer AG	1.8%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class I January 3, 2006	Since Inception of Class S January 12, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	19.68%	12.15%	2.85%	—	—	—
Class I	20.28%	12.72%	—	5.35%	—	—
Class S	20.05%	12.47%	—	—	5.07%	—
Class S2	19.88%	—	—	—	—	17.92%
MSCI ACWI ex-U.S.	15.29%	12.81%	2.25%	4.67%	4.30%	17.84%
MSCI EAFE® Index	22.78%	12.44%	1.83%	4.30%	3.94%	17.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Foreign Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING American Century Small-Mid Cap Value Portfolio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
Class ADV	$1,000.00	$1,144.70	1.42%	$7.68	$1,000.00	$1,018.05	1.42%	$7.22
Class I	1,000.00	1,147.40	0.92	4.98	1,000.00	1,020.57	0.92	4.69
Class S	1,000.00	1,146.00	1.17	6.33	1,000.00	1,019.31	1.17	5.96
Class S2	1,000.00	1,145.10	1.32	7.14	1,000.00	1,018.55	1.32	6.72
ING Baron Growth Portfolio
Class ADV	$1,000.00	$1,202.90	1.49%	$8.27	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,205.90	0.99	5.50	1,000.00	1,020.21	0.99	5.04
Class S	1,000.00	1,204.10	1.24	6.89	1,000.00	1,018.95	1.24	6.31
Class S2	1,000.00	1,203.70	1.39	7.72	1,000.00	1,018.20	1.39	7.07

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Columbia Contrarian Core Portfolio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
Class ADV	$1,000.00	$1,179.10	1.24%	$6.81	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,182.20	0.74	4.07	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,180.60	0.99	5.44	1,000.00	1,020.21	0.99	5.04
ING Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$1,192.70	1.36%	$7.52	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,196.00	0.86	4.76	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,194.30	1.11	6.14	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	1,193.00	1.26	6.96	1,000.00	1,018.85	1.26	6.41
ING Global Bond Portfolio
Class ADV	$1,000.00	$1,027.40	1.08%	$5.52	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	1,030.10	0.58	2.97	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,028.90	0.83	4.24	1,000.00	1,021.02	0.83	4.23
ING Invesco Comstock Portfolio
Class ADV	$1,000.00	$1,153.30	1.24%	$6.73	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,155.80	0.74	4.02	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,154.40	0.99	5.38	1,000.00	1,020.21	0.99	5.04
ING Invesco Equity and Income Portfolio
Class ADV	$1,000.00	$1,105.40	1.15%	$6.10	$1,000.00	$1,019.41	1.15%	$5.85
Class I	1,000.00	1,108.20	0.65	3.45	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,106.80	0.90	4.78	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,106.00	1.05	5.59	1,000.00	1,019.90	1.05	5.36
ING JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,142.40	1.36%	$7.34	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,145.00	0.86	4.65	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,143.60	1.11	6.00	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	1,142.90	1.26	6.81	1,000.00	1,018.85	1.26	6.41
ING Oppenheimer Global Portfolio
Class ADV	$1,000.00	$1,174.50	1.26%	$6.91	$1,000.00	$1,018.85	1.26%	$6.41
Class I	1,000.00	1,177.40	0.76	4.17	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,176.10	1.01	5.54	1,000.00	1,020.11	1.01	5.14
Class S2	1,000.00	1,175.00	1.16	6.36	1,000.00	1,019.36	1.16	5.90

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING PIMCO Total Return Portfolio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
Class ADV	$1,000.00	$1,013.10	1.08%	$5.48	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	1,015.50	0.58	2.95	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,014.40	0.83	4.21	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	1,013.80	0.98	4.97	1,000.00	1,020.27	0.98	4.99
ING Pioneer High Yield Portfolio
Class I	$1,000.00	$1,069.10	0.71%	$3.70	$1,000.00	$1,021.63	0.71%	$3.62
Class S	1,000.00	1,067.90	0.96	5.00	1,000.00	1,020.37	0.96	4.89
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$1,188.10	1.25%	$6.89	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,191.40	0.75	4.14	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,188.50	1.00	5.52	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,188.10	1.15	6.34	1,000.00	1,019.41	1.15	5.85
ING T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$1,249.00	1.23%	$6.97	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,252.20	0.73	4.14	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,250.60	0.98	5.56	1,000.00	1,020.27	0.98	4.99
Class S2	1,000.00	1,249.60	1.13	6.41	1,000.00	1,019.51	1.13	5.75
ING Templeton Foreign Equity Portfolio
Class ADV	$1,000.00	$1,181.90	1.42%	$7.81	$1,000.00	$1,018.05	1.42%	$7.22
Class I	1,000.00	1,185.80	0.92	5.07	1,000.00	1,020.57	0.92	4.69
Class S	1,000.00	1,184.40	1.17	6.44	1,000.00	1,019.31	1.17	5.96
Class S2	1,000.00	1,183.70	1.32	7.27	1,000.00	1,018.55	1.32	6.72

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING American Century Small-Mid Cap Value Portfolio, ING Baron Growth Portfolio, ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio), ING Columbia Small Cap Value II Portfolio, ING Global Bond Portfolio, ING Invesco Comstock Portfolio (formerly, ING Invesco Van Kampen Comstock Portfolio), ING Invesco Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio), ING JPMorgan Mid Cap Value Portfolio, ING Oppenheimer Global Portfolio, ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, and ING Templeton Foreign Equity Portfolio, each a series of ING Partners, Inc., as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Partners, Inc. as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Growth Portfolio	ING Columbia Contrarian Core Portfolio	ING Columbia Small Cap Value II Portfolio
ASSETS:
Investments in securities at fair value+*	$380,606,356	$1,145,644,444	$350,698,212	$197,226,042
Short-term investments at fair value**	15,110,532	44,186,154	—	3,940,941
Total investments at fair value	$395,716,888	$1,189,830,598	$350,698,212	$201,166,983
Cash	—	108,406	5,450,581	—
Foreign currencies at value***	—	357,638	—	—
Receivables:
Investment securities sold	1,638,826	—	9,327,616	454,407
Fund shares sold	54,131	339,280	189	31,732
Dividends	758,384	490,992	428,199	275,101
Interest	—	—	38	—
Foreign tax reclaims	—	—	199,905	—
Unrealized appreciation on forward foreign currency contracts	815	—	—	—
Prepaid expenses	1,325	4,018	1,246	691
Reimbursement due from manager	47,978	—	42,020	—
Total assets	398,218,347	1,191,130,932	366,148,006	201,928,914
LIABILITIES:
Payable for investment securities purchased	2,465,976	794	7,058,526	536,352
Payable for fund shares redeemed	2,238,101	4,048,617	4,636,982	2,600,132
Payable upon receipt of securities loaned	3,631,006	—	—	—
Unrealized depreciation on forward foreign currency contracts	68,482	—	—	—
Payable for investment management fees	324,518	836,327	238,523	125,283
Payable for administrative fees	32,451	98,390	29,815	16,704
Payable for distribution and shareholder service fees	66,329	213,452	75,450	39,564
Payable for trustee fees	1,669	4,933	1,748	904
Other accrued expenses and liabilities	62,954	122,000	103,433	16,138
Total liabilities	8,891,486	5,324,513	12,144,477	3,335,077
NET ASSETS	$389,326,861	$1,185,806,419	$354,003,529	$198,593,837
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$288,828,560	$577,597,586	$251,794,014	$170,997,364
Undistributed net investment income	4,163,906	730,858	2,800,640	638,457
Accumulated net realized gain (loss)	43,670,877	16,264,427	43,301,495	(32,649,758)
Net unrealized appreciation	52,663,518	591,213,548	56,107,380	59,607,774
NET ASSETS	$389,326,861	$1,185,806,419	$354,003,529	$198,593,837
+ Including securities loaned at value	$3,548,461	$—	$—	$—
* Cost of investments in securities	$327,875,159	$554,400,582	$294,598,051	$137,618,268
** Cost of short-term investments	$15,110,532	$44,186,154	$—	$3,940,941
*** Cost of foreign currencies	$—	$387,883	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Growth Portfolio	ING Columbia Contrarian Core Portfolio	ING Columbia Small Cap Value II Portfolio
Class ADV:
Net Assets	$95,562,762	$110,485,881	$15,554,038	$12,245,589
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,463,192	3,725,281	633,252	783,612
Net asset value and redemption price per share	$14.79	$29.66	$24.56	$15.63
Class I:
Net Assets	$171,086,300	$270,787,823	$10,990,609	$23,620,253
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,185,170	8,599,985	435,373	1,477,144
Net asset value and redemption price per share	$15.30	$31.49	$25.24	$15.99
Class S:
Net Assets	$116,117,445	$798,221,022	$327,458,882	$161,750,393
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,660,080	26,081,437	13,134,471	10,163,292
Net asset value and redemption price per share	$15.16	$30.60	$24.93	$15.92
Class S2:
Net Assets	$6,560,354	$6,311,693	n/a	$977,602
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	446,356	212,164	n/a	62,691
Net asset value and redemption price per share	$14.70	$29.75	n/a	$15.59

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Global Bond Portfolio	ING Invesco Comstock Portfolio	ING Invesco Equity and Income Portfolio	ING JPMorgan Mid Cap Value Portfolio
ASSETS:
Investments in securities at fair value+*	$218,648,886	$454,441,765	$801,707,989	$712,396,150
Investments in affiliates at fair value**	93,812,966	—	—	—
Short-term investments at fair value***	4,904,430	14,646,497	63,701,034	18,753,601
Total investments at fair value	$317,366,282	$469,088,262	$865,409,023	$731,149,751
Short-term investments at amortized cost	2,023,897	—	—	—
Cash	7,698	—	158	—
Cash collateral for futures	2,183,799	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	470,000	—	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	1,020,000	—	—	—
Foreign currencies at value****	3,525,845	—	94,164	—
Receivables:
Investment securities sold	—	663,395	4,313,628	788,622
Fund shares sold	632,572	202,956	67,671	810,615
Dividends	248	687,923	1,041,886	842,586
Interest	1,932,784	—	1,592,161	—
Foreign tax reclaims	—	56,706	35,029	—
Unrealized appreciation on forward foreign currency contracts	2,228,746	24,467	18,716	—
Variation margin receivable on centrally cleared swaps	58,163	—	—	—
Prepaid expenses	1,254	1,607	3,086	2,533
Reimbursement due from manager	—	—	25,432	—
Total assets	331,451,288	470,725,316	872,600,954	733,594,107
LIABILITIES:
Payable for investment securities purchased	1,293,634	795,784	346	866,255
Payable for fund shares redeemed	291,279	6,548,914	1,164,196	6,965,106
Payable for foreign cash collateral for futures*****	121,043	—	—	—
Payable upon receipt of securities loaned	387,954	—	—	4,239,435
Unrealized depreciation on forward foreign currency contracts	2,958,846	151,506	421,035	—
Unrealized depreciation on OTC swap agreements	37,778	—	—	—
Payable for investment management fees	140,156	231,791	401,841	435,165
Payable for administrative fees	27,756	38,884	73,061	60,415
Payable for distribution and shareholder service fees	25,886	91,777	71,941	113,520
Payable for trustee fees	1,825	2,040	4,029	3,127
Other accrued expenses and liabilities	117,788	49,546	98,141	57,549
Total liabilities	5,403,945	7,910,242	2,234,590	12,740,572
NET ASSETS	$326,047,343	$462,815,074	$870,366,364	$720,853,535
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$337,990,922	$528,286,267	$613,087,770	$486,597,166
Undistributed net investment income	2,569,982	123,826	2,692,495	594,109
Accumulated net realized gain (loss)	(3,961,012)	(215,538,432)	58,644,887	39,036,310
Net unrealized appreciation (depreciation)	(10,552,549)	149,943,413	195,941,212	194,625,950
NET ASSETS	$326,047,343	$462,815,074	$870,366,364	$720,853,535
+ Including securities loaned at value	$344,083	$—	$—	$4,121,203
* Cost of investments in securities	$219,356,573	$304,372,536	$605,366,851	$517,770,200
** Cost of investments in affiliates	$102,842,321	$—	$—	$—
*** Cost of short-term investments	$4,924,101	$14,646,497	$63,701,034	$18,753,601
**** Cost of foreign currencies	$3,546,529	$—	$93,757	$—
***** Cost of payable for foreign cash collateral for futures	$121,043	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Global Bond Portfolio	ING Invesco Comstock Portfolio	ING Invesco Equity and Income Portfolio	ING JPMorgan Mid Cap Value Portfolio
Class ADV:
Net Assets	$34,155,460	$36,782,956	$32,942,200	$78,394,809
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,299,863	2,398,546	742,910	3,741,064
Net asset value and redemption price per share	$10.35	$15.34	$44.34	$20.96
Class I:
Net Assets	$237,645,605	$58,373,211	$561,393,171	$256,704,632
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	22,717,352	3,778,844	12,497,881	12,068,397
Net asset value and redemption price per share	$10.46	$15.45	$44.92	$21.27
Class S:
Net Assets	$54,246,278	$367,658,907	$271,952,515	$380,688,157
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,175,629	23,821,805	6,090,669	18,006,300
Net asset value and redemption price per share	$10.48	$15.43	$44.65	$21.14
Class S2:
Net Assets	n/a	n/a	$4,078,478	$5,065,937
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	92,428	242,482
Net asset value and redemption price per share	n/a	n/a	$44.13	$20.89

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Oppenheimer Global Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in securities at fair value+*	$1,836,971,854	$1,157,045,592	$118,844,976	$861,886,759
Short-term investments at fair value**	19,056,979	34,021,106	1,868,042	16,157,651
Short-term investments in affiliates at fair value***	—	—	—	1,155,642
Total investments at fair value	$1,856,028,833	$1,191,066,698	$120,713,018	$879,200,052
Short-term investments at amortized cost	—	1,542,208	—	—
Cash	—	21,068	3,189	450,000
Cash collateral for futures	—	1,463,000	—	—
Cash pledged for centrally cleared swaps (Note 2)	—	1,661,000	—	—
Foreign currencies at value****	3,583,486	1,349,326	—	—
Receivables:
Investment securities sold	—	1,747,556	169,065	—
Investment securities sold on a delayed-delivery or when-issued basis	—	497,747,758	—	—
Fund shares sold	40,493	2,401,204	227,880	23,446
Dividends	848,751	—	45,008	358,828
Interest	—	4,717,072	1,361,761	—
Foreign tax reclaims	763,119	—	—	—
Unrealized apprecation on unfunded corporate loans	—	—	9,579	—
Unrealized appreciation on forward foreign currency contracts	—	435,158	—	—
Upfront payments paid on OTC swap agreements	—	684,238	—	—
Unrealized appreciation on OTC swap agreements	—	887,272	—	—
Variation margin receivable on centrally cleared swaps	—	710,317	—	—
Prepaid expenses	6,588	3,825	440	3,033
Reimbursement due from manager	—	9,137	4,143	18,107
Total assets	1,861,271,270	1,706,446,837	122,534,083	880,053,466
LIABILITIES:
Payable for investment securities purchased	—	13,010,001	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	699,482,492	—	—
Payable for fund shares redeemed	8,406,032	7,735,666	2,811	1,670,533
Payable upon receipt of securities loaned	9,980,458	2,024,970	—	16,157,651
Sales commitments^^	—	3,079,687	—	—
Unrealized depreciation on forward foreign currency contracts	—	2,242,208	—	—
Upfront payments received on OTC swap agreements	—	439,659	—	—
Unrealized depreciation on OTC swap agreements	—	198,691	—	—
Variation margin payable on centrally cleared swaps	—	210,252	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	1,137,000	—	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	790,000	—	—
Payable for investment management fees	918,881	370,260	61,969	458,629
Payable for administrative fees	153,145	84,314	10,328	71,660
Payable for distribution and shareholder service fees	95,628	168,703	844	17,863
Payable for trustee fees	8,610	5,713	579	3,943
Other accrued expenses and liabilities	298,845	203,683	9,478	100,776
Written options, at fair value^	—	991,932	—	—
Total liabilities	19,861,599	732,175,231	86,009	18,481,055
NET ASSETS	$1,841,409,671	$974,271,606	$122,448,074	$861,572,411

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Oppenheimer Global Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,085,360,976	$947,721,032	$127,425,005	$474,866,584
Undistributed net investment income	19,684,469	21,069,406	2,643,998	109,583
Accumulated net realized gain (loss)	10,981,436	2,400,076	(17,489,396)	56,951,072
Net unrealized appreciation	725,382,790	3,081,092	9,868,467	329,645,172
NET ASSETS	$1,841,409,671	$974,271,606	$122,448,074	$861,572,411
+ Including securities loaned at value	$9,510,659	$1,982,114	$—	$15,795,635
* Cost of investments in securities	$1,111,586,016	$1,157,458,795	$108,986,088	$532,241,588
** Cost of short-term investments	$19,056,979	$33,773,259	$1,868,042	$16,157,651
*** Cost of short-term investments in affiliates	$—	$—	$—	$1,155,642
**** Cost of foreign currencies	$3,611,003	$1,348,289	$—	$—
^ Premiums received on written options	$—	$1,284,964	$—	$—
^^ Proceeds from sales commitments	$—	$3,088,125	$—	$—
Class ADV:
Net Assets	$102,690,653	$188,804,282	n/a	$27,222,031
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	5,616,181	16,728,302	n/a	2,457,599
Net asset value and redemption price per share	$18.28	$11.29	n/a	$11.08
Class I:
Net Assets	$1,481,759,897	$374,305,285	$119,042,225	$804,053,198
Shares authorized	250,000,000	100,000,000	100,000,000	250,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	78,425,906	32,271,279	9,593,762	68,857,356
Net asset value and redemption price per share	$18.89	$11.60	$12.41	$11.68
Class S:
Net Assets	$252,672,120	$408,178,123	$3,405,849	$29,283,815
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,774,692	35,561,671	274,787	2,559,263
Net asset value and redemption price per share	$18.34	$11.48	$12.39	$11.44
Class S2:
Net Assets	$4,287,001	$2,983,916	n/a	$1,013,367
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	238,387	266,423	n/a	91,493
Net asset value and redemption price per share	$17.98	$11.20	n/a	$11.08

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$1,591,450,383	$1,013,171,210
Short-term investments at fair value**	13,052,054	—
Short-term investments in affiliates at fair value***	19,072,868	—
Total investments at fair value	$1,623,575,305	$1,013,171,210
Cash	1,464,981	22,737,093
Foreign currencies at value****	14,636	62,110
Receivables:
Investment securities sold	861,986	—
Fund shares sold	98,289	1,381,091
Dividends	434,568	1,382,187
Interest	—	177
Foreign tax reclaims	37,229	2,126,593
Prepaid expenses	5,283	3,777
Reimbursement due from manager	—	17,222
Total assets	1,626,492,277	1,040,881,460
LIABILITIES:
Payable for investment securities purchased	—	1,063,160
Payable for fund shares redeemed	7,345,739	2,720,386
Payable upon receipt of securities loaned	13,052,054	—
Unrealized depreciation on forward foreign currency contracts	—	5,679
Payable for investment management fees	787,977	669,346
Payable for administrative fees	133,328	86,414
Payable for distribution and shareholder service fees	145,100	167,468
Payable for trustee fees	6,749	5,168
Other accrued expenses and liabilities	172,885	287,418
Total liabilities	21,643,832	5,005,039
NET ASSETS	$1,604,848,445	$1,035,876,421
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$885,310,026	$967,953,880
Undistributed (distributions in excess of) net investment income	(23,480)	22,078,375
Accumulated net realized gain (loss)	106,286,985	(220,945,504)
Net unrealized appreciation	613,274,914	266,789,670
NET ASSETS	$1,604,848,445	$1,035,876,421
+ Including securities loaned at value	$12,787,184	$—
* Cost of investments in securities	$978,176,749	$746,395,362
** Cost of short-term investments	$13,052,054	$—
*** Cost of short-term investments in affiliates	$19,072,868	$—
**** Cost of foreign currencies	$14,962	$62,108

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio
Class ADV:
Net Assets	$164,864,760	$46,583,413
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,912,574	3,563,298
Net asset value and redemption price per share	$86.20	$13.07
Class I:
Net Assets	$1,069,543,566	$277,772,616
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	12,002,618	21,025,634
Net asset value and redemption price per share	$89.11	$13.21
Class S:
Net Assets	$367,958,442	$709,362,125
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,198,231	54,077,811
Net asset value and redemption price per share	$87.65	$13.12
Class S2:
Net Assets	$2,481,677	$2,158,267
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	28,660	165,191
Net asset value and redemption price per share	$86.59	$13.07

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Growth Portfolio	ING Columbia Contrarian Core Portfolio	ING Columbia Small Cap Value II Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,534,228	$13,139,942	$6,165,718	$2,621,686
Interest	—	—	4,995	—
Securities lending income, net	122,934	—	—	—
Total investment income	7,657,162	13,139,942	6,170,713	2,621,686
EXPENSES:
Investment management fees	3,337,638	8,386,741	2,796,314	1,356,712
Distribution and shareholder service fees:
Class ADV	392,723	428,079	63,287	48,767
Class S	257,134	1,697,136	762,624	377,623
Class S2	25,596	13,537	—	3,938
Transfer agent fees	661	1,419	705	482
Administrative service fees	333,760	986,665	349,536	180,894
Shareholder reporting expense	35,293	101,200	43,379	8,376
Registration fees	—	255	365	—
Professional fees	26,465	73,392	25,150	18,827
Custody and accounting expense	122,534	112,251	49,480	13,233
Trustee fees	10,013	29,600	10,486	5,427
Information statement costs (Note 6)	—	—	52,700	—
Miscellaneous expense	11,272	24,586	20,740	8,383
Interest expense	99	—	268	—
Total expenses	4,553,188	11,854,861	4,175,034	2,022,662
Net waived and reimbursed fees	(824,880)	(2,707)	(768,834)	(27,759)
Brokerage commission recapture	—	(1,456)	(30,314)	(15,055)
Net expenses	3,728,308	11,850,698	3,375,886	1,979,848
Net investment income	3,928,854	1,289,244	2,794,827	641,838
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	48,697,860	16,025,142	108,686,834	21,846,835
Foreign currency related transactions	264,055	(15,215)	(1,549)	—
Net realized gain	48,961,915	16,009,927	108,685,285	21,846,835
Net change in unrealized appreciation (depreciation) on:
Investments	36,113,762	301,733,678	(5,503,134)	37,616,672
Foreign currency related transactions	(73,092)	(30,387)	5,020	—
Net change in unrealized appreciation (depreciation)	36,040,670	301,703,291	(5,498,114)	37,616,672
Net realized and unrealized gain	85,002,585	317,713,218	103,187,171	59,463,507
Increase in net assets resulting from operations	$88,931,439	$319,002,462	$105,981,998	$60,105,345
*Foreign taxes withheld	$28,664	$135,088	$56,016	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Global Bond Portfolio	ING Invesco Comstock Portfolio	ING Invesco Equity and Income Portfolio	ING JPMorgan Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$24,384	$8,573,050	$12,333,576	$10,848,852
Interest, net of foreign taxes withheld*	10,749,067	—	6,567,063	—
Dividends from affiliated funds	4,608,678	—	—	—
Securities lending income, net	15,284	46,580	—	31,086
Total investment income	15,397,413	8,619,630	18,900,639	10,879,938
EXPENSES:
Investment management fees	1,824,838	2,448,177	4,431,729	4,564,905
Distribution and shareholder service fees:
Class ADV	172,543	149,848	128,403	312,896
Class S	148,759	805,851	587,623	831,487
Class S2	—	—	10,057	18,548
Transfer agent fees	599	733	1,291	460
Administrative service fees	364,965	408,025	805,761	625,505
Shareholder reporting expense	55,755	38,732	79,516	50,117
Registration fees	1,058	—	1,095	—
Professional fees	38,352	34,398	53,835	51,144
Custody and accounting expense	182,765	69,362	85,147	58,812
Trustee fees	10,949	12,241	24,173	18,765
Miscellaneous expense	42,676	13,603	20,999	14,161
Interest expense	2,665	—	—	—
Total expenses	2,845,924	3,980,970	6,229,629	6,546,800
Net waived and reimbursed fees	(422,781)	(12,926)	(263,867)	(3,709)
Brokerage commission recapture	—	(11,399)	(33,593)	(6,106)
Net expenses	2,423,143	3,956,645	5,932,169	6,536,985
Net investment income	12,974,270	4,662,985	12,968,470	4,342,953
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,089,726)	24,433,369	69,008,247	42,136,697
Capital gain distributions from affiliated underlying funds	1,587,635	—	—	—
Foreign currency related transactions	(8,971,873)	(1,885,202)	(219,165)	—
Futures	758,977	—	—	—
Swaps	(5,789,639)	—	—	—
Sale of affiliated underlying funds	639,796	—	—	—
Written options	645,566	—	—	—
Net realized gain (loss)	(14,219,264)	22,548,167	68,789,082	42,136,697
Net change in unrealized appreciation (depreciation) on:
Investments	(7,722,868)	92,278,045	94,227,301	119,306,493
Affiliated underlying funds	(13,231,170)	—	—	—
Foreign currency related transactions	168,044	405,471	(149,394)	—
Futures	(50,071)	—	—	—
Swaps	5,850,147	—	—	—
Written options	(436,472)	—	—	—
Net change in unrealized appreciation (depreciation)	(15,422,390)	92,683,516	94,077,907	119,306,493
Net realized and unrealized gain (loss)	(29,641,654)	115,231,683	162,866,989	161,443,190
Increase (decrease) in net assets resulting from operations	$(16,667,384)	$119,894,668	$175,835,459	$165,786,143
*Foreign taxes withheld	$788	$139,726	$119,645	$20,862

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Oppenheimer Global Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$32,312,997	$255,000	$377,803	$6,874,589
Interest, net of foreign taxes withheld*	—	22,629,634	6,154,290	—
Dividends from affiliated funds	—	—	—	554
Securities lending income, net	1,672,905	121,469	—	420,109
Total investment income	33,985,902	23,006,103	6,532,093	7,295,252
EXPENSES:
Investment management fees	10,331,854	5,027,291	695,169	5,048,049
Distribution and shareholder service fees:
Class ADV	442,602	1,008,964	—	123,055
Class S	558,978	1,183,110	10,467	55,764
Class S2	13,650	20,197	—	4,083
Transfer agent fees	1,946	1,878	645	1,133
Administrative service fees	1,721,955	1,142,555	115,860	788,752
Shareholder reporting expense	207,919	143,672	9,378	73,412
Professional fees	152,753	87,980	8,650	62,283
Custody and accounting expense	470,472	218,635	4,590	79,659
Trustee fees	51,659	34,277	3,476	23,663
Miscellaneous expense	55,064	50,937	2,453	25,533
Interest expense	387	668	196	498
Total expenses	14,009,239	8,920,164	850,884	6,285,884
Net waived and reimbursed fees	(2,730)	(69,213)	(16,528)	(179,692)
Brokerage commission recapture	—	—	(181)	(517)
Net expenses	14,006,509	8,850,951	834,175	6,105,675
Net investment income	19,979,393	14,155,152	5,697,918	1,189,577
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	75,821,861	2,892,382	6,370,439	57,251,002
Foreign currency related transactions	(260,132)	1,622,952	—	—
Futures	—	1,263,747	—	—
Swaps	—	2,756,323	—	—
Written options	—	2,141,671	—	—
Net realized gain	75,561,729	10,677,075	6,370,439	57,251,002
Net change in unrealized appreciation (depreciation) on:
Investments	316,896,524	(50,940,042)	1,359,522	177,187,171
Foreign currency related transactions	(193,662)	(506,741)	9,566	—
Futures	—	(2,190,715)	—	—
Swaps	—	6,193,918	—	—
Written options	—	(381,686)	—	—
Short sales	—	8,438	—	—
Unfunded commitments	—	—	(1,937)	—
Net change in unrealized appreciation (depreciation)	316,702,862	(47,816,828)	1,367,151	177,187,171
Net realized and unrealized gain (loss)	392,264,591	(37,139,753)	7,737,590	234,438,173
Increase (decrease) in net assets resulting from operations	$412,243,984	$(22,984,601)	$13,435,508	$235,627,750
* Foreign taxes withheld	$2,713,464	$11	$1,883	$42,413

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,347,700	$31,468,321
Interest	120	4,301
Dividends from affiliated funds	7,958	—
Securities lending income, net	108,666	1,377,008
Total investment income	9,464,444	32,849,630
EXPENSES:
Investment management fees	8,098,554	8,002,749
Distribution and shareholder service fees:
Class ADV	676,048	208,142
Class S	690,201	1,663,078
Class S2	9,641	9,545
Transfer agent fees	2,069	1,965
Administrative service fees	1,349,743	1,033,691
Shareholder reporting expense	133,070	118,519
Professional fees	116,408	102,944
Custody and accounting expense	161,077	362,355
Trustee fees	40,493	31,011
Miscellaneous expense	42,483	33,286
Interest expense	129	—
Total expenses	11,319,916	11,567,285
Net waived and reimbursed fees	(101,449)	(173,713)
Brokerage commission recapture	(12,468)	(14,521)
Net expenses	11,205,999	11,379,051
Net investment income (loss)	(1,741,555)	21,470,579
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)^	167,117,083	17,844,899
Foreign currency related transactions	(42,074)	(96,235)
Net realized gain	167,075,009	17,748,664
Net change in unrealized appreciation (depreciation) on:
Investments	286,455,235	141,125,624
Foreign currency related transactions	1,281	87,220
Net change in unrealized appreciation (depreciation)	286,456,516	141,212,844
Net realized and unrealized gain	453,531,525	158,961,508
Increase in net assets resulting from operations	$451,789,970	$180,432,087
*Foreign taxes withheld	$87,600	$2,904,946
^Foreign taxes on sale of Indian investments	$—	$42,336

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Century Small-Mid Cap Value Portfolio		ING Baron Growth Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$3,928,854	$4,165,703	$1,289,244	$12,961,501
Net realized gain	48,961,915	11,628,327	16,009,927	80,231,357
Net change in unrealized appreciation	36,040,670	18,506,846	301,703,291	43,062,042
Increase in net assets resulting from operations	88,931,439	34,300,876	319,002,462	136,254,900
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(846,042)	(471,877)	(1,036,739)	—
Class I	(1,919,069)	(1,262,991)	(3,206,034)	—
Class S	(1,170,027)	(921,988)	(8,748,816)	—
Class S2	(61,758)	(28,261)	(44,207)	—
Net realized gains:
Class ADV	(2,634,779)	(3,480,186)	(3,428,414)	—
Class I	(4,706,295)	(6,911,896)	(8,293,121)	—
Class S	(3,356,449)	(6,076,042)	(26,022,180)	—
Class S2	(175,625)	(182,024)	(121,178)	—
Total distributions	(14,870,044)	(19,335,265)	(50,900,689)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	87,468,119	61,560,830	198,618,560	68,351,831
Reinvestment of distributions	14,870,044	19,335,265	50,900,689	—
	102,338,163	80,896,095	249,519,249	68,351,831
Cost of shares redeemed	(47,129,026)	(35,455,873)	(115,958,521)	(155,459,842)
Net increase (decrease) in net assets resulting from capital share transactions	55,209,137	45,440,222	133,560,728	(87,108,011)
Net increase in net assets	129,270,532	60,405,833	401,662,501	49,146,889
NET ASSETS:
Beginning of year or period	260,056,329	199,650,496	784,143,918	734,997,029
End of year or period	$389,326,861	$260,056,329	$1,185,806,419	$784,143,918
Undistributed net investment income at end of year or period	$4,163,906	$3,974,924	$730,858	$12,909,576

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Columbia Contrarian Core Portfolio		ING Columbia Small Cap Value II Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$2,794,827	$4,826,427	$641,838	$1,447,751
Net realized gain	108,685,285	12,245,277	21,846,835	17,846,089
Net change in unrealized appreciation (depreciation)	(5,498,114)	29,175,921	37,616,672	2,491,577
Increase in net assets resulting from operations	105,981,998	46,247,625	60,105,345	21,785,417
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(154,462)	(11,669)	(83,440)	(16,378)
Class I	(161,392)	(756,030)	(186,643)	(79,902)
Class S	(4,158,860)	(796,919)	(1,171,365)	(331,249)
Class S2	—	—	(5,701)	(2,980)
Total distributions	(4,474,714)	(1,564,618)	(1,447,149)	(430,509)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,752,594	43,731,085	22,350,244	7,931,280
Reinvestment of distributions	4,474,714	1,564,618	1,447,149	430,509
	24,227,308	45,295,703	23,797,393	8,361,789
Cost of shares redeemed	(147,191,999)	(103,875,221)	(43,062,349)	(31,558,922)
Net decrease in net assets resulting from capital share transactions	(122,964,691)	(58,579,518)	(19,264,956)	(23,197,133)
Net increase (decrease) in net assets	(21,457,407)	(13,896,511)	39,393,240	(1,842,225)
NET ASSETS:
Beginning of year or period	375,460,936	389,357,447	159,200,597	161,042,822
End of year or period	$354,003,529	$375,460,936	$198,593,837	$159,200,597
Undistributed net investment income at end of year or period	$2,800,640	$4,468,874	$638,457	$1,443,768

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Bond Portfolio		ING Invesco Comstock Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$12,974,270	$17,144,650	$4,662,985	$4,897,834
Net realized gain (loss)	(14,219,264)	3,083,717	22,548,167	23,445,434
Net change in unrealized appreciation (depreciation)	(15,422,390)	11,338,188	92,683,516	26,354,153
Increase (decrease) in net assets resulting from operations	(16,667,384)	31,566,555	119,894,668	54,697,421
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(600,291)	(1,881,128)	(190,257)	(229,480)
Class I	(5,646,889)	(19,902,878)	(574,039)	(712,177)
Class S	(1,081,288)	(3,887,280)	(2,566,247)	(3,150,071)
Net realized gains:
Class ADV	(940,032)	—	—	—
Class I	(6,967,495)	—	—	—
Class S	(1,541,554)	—	—	—
Total distributions	(16,777,549)	(25,671,286)	(3,330,543)	(4,091,728)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,012,681	24,803,143	87,552,396	25,338,034
Reinvestment of distributions	16,777,549	25,671,286	3,330,543	4,091,728
	33,790,230	50,474,429	90,882,939	29,429,762
Cost of shares redeemed	(85,106,669)	(73,439,816)	(75,776,067)	(50,412,446)
Net increase (decrease) in net assets resulting from capital share transactions	(51,316,439)	(22,965,387)	15,106,872	(20,982,684)
Net increase (decrease) in net assets	(84,761,372)	(17,070,118)	131,670,997	29,623,009
NET ASSETS:
Beginning of year or period	410,808,715	427,878,833	331,144,077	301,521,068
End of year or period	$326,047,343	$410,808,715	$462,815,074	$331,144,077
Undistributed net investment income at end of year or period	$2,569,982	$7,964,978	$123,826	$637,796

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Invesco Equity and Income Portfolio		ING JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$12,968,470	$14,603,276	$4,342,953	$3,868,815
Net realized gain	68,789,082	42,715,848	42,136,697	29,731,186
Net change in unrealized appreciation	94,077,907	34,702,622	119,306,493	37,465,456
Increase in net assets resulting from operations	175,835,459	92,021,746	165,786,143	71,065,457
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(311,510)	(340,091)	(291,149)	(198,863)
Class I	(7,442,530)	(11,917,878)	(1,981,813)	(1,523,265)
Class S	(3,031,362)	(3,765,286)	(2,076,797)	(1,663,038)
Class S2	(45,616)	(35,093)	(23,629)	(18,037)
Net realized gains:
Class ADV	—	—	(2,239,527)	—
Class I	—	—	(7,940,923)	—
Class S	—	—	(11,816,155)	—
Class S2	—	—	(125,065)	—
Total distributions	(10,831,018)	(16,058,348)	(26,495,058)	(3,403,203)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	67,764,176	39,982,149	195,238,623	129,981,464
Reinvestment of distributions	10,831,018	16,058,348	26,495,058	3,403,203
	78,595,194	56,040,497	221,733,681	133,384,667
Cost of shares redeemed	(92,990,677)	(171,655,080)	(105,071,594)	(70,311,092)
Net increase (decrease) in net assets resulting from capital share transactions	(14,395,483)	(115,614,583)	116,662,087	63,073,575
Net increase (decrease) in net assets	150,608,958	(39,651,185)	255,953,172	130,735,829
NET ASSETS:
Beginning of year or period	719,757,406	759,408,591	464,900,363	334,164,534
End of year or period	$870,366,364	$719,757,406	$720,853,535	$464,900,363
Undistributed net investment income at end of year or period	$2,692,495	$772,019	$594,109	$615,370
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Oppenheimer Global Portfolio		ING PIMCO Total Return Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$19,979,393	$22,345,881	$14,155,152	$26,150,450
Net realized gain	75,561,729	11,486,620	10,677,075	37,038,271
Net change in unrealized appreciation (depreciation)	316,702,862	265,250,706	(47,816,828)	31,631,976
Increase (decrease) in net assets resulting from operations	412,243,984	299,083,207	(22,984,601)	94,820,697
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(894,142)	(576,376)	(6,567,664)	(5,305,029)
Class I	(18,995,765)	(16,601,083)	(15,766,401)	(17,654,316)
Class S	(2,687,717)	(1,852,787)	(15,055,758)	(16,054,750)
Class S2	(34,018)	(14,419)	(128,227)	(88,795)
Net realized gains:
Class ADV	—	—	(1,410,960)	—
Class I	—	—	(2,972,925)	—
Class S	—	—	(3,086,507)	—
Class S2	—	—	(26,340)	—
Total distributions	(22,611,642)	(19,044,665)	(45,014,782)	(39,102,890)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	83,642,544	55,068,799	77,301,188	174,724,227
Reinvestment of distributions	22,611,642	19,044,665	45,014,782	39,102,890
	106,254,186	74,113,464	122,315,970	213,827,117
Cost of shares redeemed	(249,508,943)	(231,232,206)	(381,247,330)	(149,385,470)
Net increase (decrease) in net assets resulting from capital share transactions	(143,254,757)	(157,118,742)	(258,931,360)	64,441,647
Net increase (decrease) in net assets	246,377,585	122,919,800	(326,930,743)	120,159,454
NET ASSETS:
Beginning of year or period	1,595,032,086	1,472,112,286	1,301,202,349	1,181,042,895
End of year or period	$1,841,409,671	$1,595,032,086	$974,271,606	$1,301,202,349
Undistributed net investment income at end of year or period	$19,684,469	$22,576,828	$21,069,406	$36,871,381

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer High Yield Portfolio		ING T. Rowe Price Diversified Mid Cap Growth Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$5,697,918	$5,572,708	$1,189,577	$4,368,931
Net realized gain	6,370,439	5,463,836	57,251,002	8,932,374
Net change in unrealized appreciation	1,367,151	3,623,428	177,187,171	96,816,782
Increase in net assets resulting from operations	13,435,508	14,659,972	235,627,750	110,118,087
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(40,912)	(9,824)
Class I	(5,470,673)	(5,386,315)	(2,130,268)	(3,377,531)
Class S	(194,214)	(174,018)	(34,360)	(46,407)
Class S2	—	—	(1,695)	(1,925)
Net realized gains:
Class ADV	—	—	(294,669)	(1,815,988)
Class I	—	—	(8,344,464)	(55,989,437)
Class S	—	—	(247,478)	(1,511,507)
Class S2	—	—	(12,207)	(79,145)
Total distributions	(5,664,887)	(5,560,333)	(11,106,053)	(62,831,764)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	30,207,910	26,981,144	23,862,804	10,966,787
Reinvestment of distributions	5,664,887	5,560,333	11,106,053	62,831,764
	35,872,797	32,541,477	34,968,857	73,798,551
Cost of shares redeemed	(30,166,878)	(21,911,078)	(107,355,802)	(116,952,162)
Net increase (decrease) in net assets resulting from capital share transactions	5,705,919	10,630,399	(72,386,945)	(43,153,611)
Net increase in net assets	13,476,540	19,730,038	152,134,752	4,132,712
NET ASSETS:
Beginning of year or period	108,971,534	89,241,496	709,437,659	705,304,947
End of year or period	$122,448,074	$108,971,534	$861,572,411	$709,437,659
Undistributed net investment income at end of year or period	$2,643,998	$1,626,823	$109,583	$1,095,805

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Growth Equity Portfolio		ING Templeton Foreign Equity Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$(1,741,555)	$1,515,111	$21,470,579	$12,900,394
Net realized gain (loss)	167,075,009	71,104,286	17,748,664	(18,442,674)
Net change in unrealized appreciation	286,456,516	109,554,119	141,212,844	181,611,556
Increase in net assets resulting from operations	451,789,970	182,173,516	180,432,087	176,069,276
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(27,617)	—	(496,780)	(360,560)
Class I	(186,027)	(1,241,246)	(3,974,225)	(5,067,615)
Class S	(53,639)	—	(8,964,292)	(8,899,584)
Class S2	(401)	—	(23,884)	(18,251)
Total distributions	(267,684)	(1,241,246)	(13,459,181)	(14,346,010)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	224,580,393	257,911,070	78,004,394	157,700,998
Proceeds from shares issued in merger (Note 14)	—	—	—	450,814,670
Reinvestment of distributions	267,684	1,241,246	13,459,181	14,346,010
	224,848,077	259,152,316	91,463,575	622,861,678
Cost of shares redeemed	(226,784,671)	(273,746,158)	(285,029,060)	(240,497,395)
Net increase (decrease) in net assets resulting from capital share transactions	(1,936,594)	(14,593,842)	(193,565,485)	382,364,283
Net increase (decrease) in net assets	449,585,692	166,338,428	(26,592,579)	544,087,549
NET ASSETS:
Beginning of year or period	1,155,262,753	988,924,325	1,062,469,000	518,381,451
End of year or period	$1,604,848,445	$1,155,262,753	$1,035,876,421	$1,062,469,000
Undistributed (distributions in excess of) net investment income at end of year or period	$(23,480)	$247,760	$22,078,375	$14,067,863

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)		($)
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-13	11.76	0.12	•	3.49	3.61	0.14	0.44		—
12-31-12	11.08	0.18	•	1.53	1.71	0.12	0.91		—
12-31-11	11.63	0.12	•	(0.54)	(0.42)	0.13	0.00	*	—
12-31-10	9.65	0.15	•	1.93	2.08	0.10	—		—
12-31-09	7.23	0.14		2.39	2.53	0.11	—		—
Class I
12-31-13	12.12	0.19	•	3.61	3.80	0.18	0.44		—
12-31-12	11.38	0.24	•	1.58	1.82	0.17	0.91		—
12-31-11	11.91	0.18		(0.56)	(0.38)	0.15	0.00	*	—
12-31-10	9.86	0.20	•	1.98	2.18	0.13	—		—
12-31-09	7.38	0.17		2.47	2.64	0.16	—		—
Class S
12-31-13	12.03	0.15	•	3.57	3.72	0.15	0.44		—
12-31-12	11.30	0.19		1.59	1.78	0.14	0.91		—
12-31-11	11.82	0.15		(0.54)	(0.39)	0.13	0.00	*	—
12-31-10	9.80	0.14		1.99	2.13	0.11	—		—
12-31-09	7.34	0.16	•	2.44	2.60	0.14	—		—
Class S2
12-31-13	11.70	0.13	•	3.46	3.59	0.15	0.44		—
12-31-12	11.03	0.19	•	1.53	1.72	0.14	0.91		—
12-31-11	11.59	0.14	•	(0.55)	(0.41)	0.15	0.00	*	—
12-31-10	9.61	0.22	•	1.86	2.08	0.10	—		—
02-27-09(5)-12-31-09	5.84	0.14	•	3.79	3.93	0.16	—		—
ING Baron Growth Portfolio
Class ADV
12-31-13	22.53	(0.04	)•	8.55	8.51	0.32	1.06		—
12-31-12	18.87	0.30	•	3.36	3.66	—	—		—
12-31-11	18.52	(0.19)		0.54	0.35	—	—		—
12-31-10	14.67	(0.10)		3.95	3.85	—	—		—
12-31-09	10.88	(0.12)		3.91	3.79	—	—		—
Class I
12-31-13	23.80	0.10	•	9.06	9.16	0.41	1.06		—
12-31-12	19.84	0.43	•	3.53	3.96	—	—		—
12-31-11	19.37	(0.10	)•	0.57	0.47	—	—		—
12-31-10	15.27	(0.03)		4.13	4.10	—	—		—
12-31-09	11.27	(0.07)		4.07	4.00	—	—		—
Class S
12-31-13	23.18	0.01		8.83	8.84	0.36	1.06		—
12-31-12	19.37	0.35	•	3.46	3.81	—	—		—
12-31-11	18.95	(0.14	)•	0.56	0.42	—	—		—
12-31-10	14.98	(0.07)		4.04	3.97	—	—		—
12-31-09	11.08	(0.09)		3.99	3.90	—	—		—
Class S2
12-31-13	22.62	(0.03	)•	8.61	8.58	0.39	1.06		—
12-31-12	18.93	0.36	•	3.33	3.69	—	—		—
12-31-11	18.55	(0.13	)•	0.51	0.38	—	—		—
12-31-10	14.69	(0.09)		3.95	3.86	—	—		—
02-27-09(5)-12-31-09	9.31	(0.10)		5.48	5.38	—	—		—
ING Columbia Contrarian Core Portfolio
Class ADV
12-31-13	18.49	0.11		6.23	6.34	0.27	—		—
12-31-12	16.53	0.15		1.83	1.98	0.02	—		—
12-31-11	17.57	0.05	•	(0.93)	(0.88)	0.16	—		—
12-31-10	15.77	0.05	•	1.80	1.85	0.05	—		—
12-31-09	12.02	0.04	•	3.71	3.75	—	—		—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-13	0.58	—	14.79	31.12	1.66	1.42		1.42		0.88		95,563	84
12-31-12	1.03	—	11.76	16.07	1.70	1.43		1.43		1.55		56,202	95
12-31-11	0.13	—	11.08	(3.47)	1.75	1.44		1.44		1.07		37,525	109
12-31-10	0.10	—	11.63	21.80	1.75	1.44	†	1.44	†	1.47	†	26,712	98
12-31-09	0.11	—	9.65	35.20	1.75	1.44	†	1.44	†	1.82	†	10,511	135
Class I
12-31-13	0.62	—	15.30	31.78	1.16	0.92		0.92		1.38		171,086	84
12-31-12	1.08	—	12.12	16.59	1.20	0.93		0.93		2.05		116,175	95
12-31-11	0.15	—	11.38	(2.97)	1.25	0.94		0.94		1.54		87,411	109
12-31-10	0.13	—	11.91	22.36	1.25	0.94	†	0.94	†	1.92	†	91,413	98
12-31-09	0.16	—	9.86	36.02	1.25	0.94	†	0.94	†	2.28	†	51,654	135
Class S
12-31-13	0.59	—	15.16	31.36	1.41	1.17		1.17		1.12		116,117	84
12-31-12	1.05	—	12.03	16.35	1.45	1.18		1.18		1.76		84,475	95
12-31-11	0.13	—	11.30	(3.16)	1.50	1.19		1.19		1.28		72,824	109
12-31-10	0.11	—	11.82	22.02	1.50	1.19	†	1.19	†	1.68	†	75,285	98
12-31-09	0.14	—	9.80	35.68	1.50	1.19	†	1.19	†	2.03	†	53,596	135
Class S2
12-31-13	0.59	—	14.70	31.15	1.66	1.32		1.32		0.98		6,560	84
12-31-12	1.05	—	11.70	16.24	1.70	1.33		1.33		1.68		3,205	95
12-31-11	0.15	—	11.03	(3.33)	1.75	1.34		1.34		1.26		1,891	109
12-31-10	0.10	—	11.59	21.87	1.75	1.34	†	1.34	†	2.01	†	326	98
02-27-09(5)-12-31-09	0.16	—	9.61	67.61	1.75	1.34	†	1.34	†	2.06	†	5	135
ING Baron Growth Portfolio
Class ADV
12-31-13	1.38	—	29.66	38.50	1.49	1.49		1.49		(0.15)		110,486	8
12-31-12	—	—	22.53	19.40	1.52	1.52		1.52		1.45		61,428	15
12-31-11	—	—	18.87	1.89	1.58	1.58		1.58		(0.98)		54,052	14
12-31-10	—	—	18.52	26.24	1.58	1.58	†	1.58	†	(0.65	)†	51,458	19
12-31-09	—	—	14.67	34.83	1.58	1.57		1.57		(1.07)		36,133	13
Class I
12-31-13	1.47	—	31.49	39.23	0.99	0.99		0.99		0.36		270,788	8
12-31-12	—	—	23.80	19.96	1.02	1.02		1.02		1.95		169,708	15
12-31-11	—	—	19.84	2.43	1.08	1.08		1.08		(0.51)		153,934	14
12-31-10	—	—	19.37	26.85	1.08	1.08	†	1.08	†	(0.17	)†	231,264	19
12-31-09	—	—	15.27	35.49	1.08	1.07		1.07		(0.57)		184,220	13
Class S
12-31-13	1.42	—	30.60	38.85	1.24	1.24		1.24		0.09		798,221	8
12-31-12	—	—	23.18	19.67	1.27	1.27		1.27		1.65		551,582	15
12-31-11	—	—	19.37	2.22	1.33	1.31		1.31		(0.72)		526,672	14
12-31-10	—	—	18.95	26.50	1.33	1.31	†	1.31	†	(0.41	)†	560,004	19
12-31-09	—	—	14.98	35.20	1.33	1.30		1.30		(0.80)		466,746	13
Class S2
12-31-13	1.45	—	29.75	38.68	1.49	1.39		1.39		(0.11)		6,312	8
12-31-12	—	—	22.62	19.49	1.52	1.42		1.42		1.70		1,427	15
12-31-11	—	—	18.93	2.05	1.58	1.48		1.48		(0.68)		339	14
12-31-10	—	—	18.55	26.28	1.58	1.48	†	1.48	†	(0.58	)†	6	19
02-27-09(5)-12-31-09	—	—	14.69	57.79	1.58	1.47		1.47		(0.97)		5	13
ING Columbia Contrarian Core Portfolio
Class ADV
12-31-13	0.27	—	24.56	34.42	1.46	1.24		1.23		0.55		15,554	128
12-31-12	0.02	—	18.49	11.99	1.44	1.25		1.25		0.86		10,347	20
12-31-11	0.16	—	16.53	(4.92)	1.40	1.38		1.38		0.31		9,266	12
12-31-10	0.05	—	17.57	11.79	1.40	1.38		1.38		0.30		8,442	15
12-31-09	—	—	15.77	31.20	1.40	1.39		1.39		0.31		4,844	23

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Columbia Contrarian Core Portfolio (continued)
Class I
12-31-13	18.96	0.18	•	6.45	6.63	0.35	—	—
12-31-12	16.94	0.25	•	1.87	2.12	0.10	—	—
12-31-11	17.99	0.14		(0.97)	(0.83)	0.22	—	—
12-31-10	16.12	0.12	•	1.85	1.97	0.10	—	—
12-31-09	12.32	0.10	•	3.82	3.92	0.12	—	—
Class S
12-31-13	18.75	0.18	•	6.30	6.48	0.30	—	—
12-31-12	16.75	0.20	•	1.85	2.05	0.05	—	—
12-31-11	17.76	0.09	•	(0.93)	(0.84)	0.17	—	—
12-31-10	15.93	0.09		1.81	1.90	0.07	—	—
12-31-09	12.18	0.06		3.78	3.84	0.09	—	—
ING Columbia Small Cap Value II Portfolio
Class ADV
12-31-13	11.28	0.01	•	4.44	4.45	0.10	—	—
12-31-12	9.92	0.06		1.33	1.39	0.03	—	—
12-31-11	10.29	(0.01)		(0.30)	(0.31)	0.06	—	—
12-31-10	8.36	0.02	•	2.04	2.06	0.13	—	—
12-31-09	6.78	0.05		1.59	1.64	0.06	—	—
Class I
12-31-13	11.51	0.08	•	4.54	4.62	0.14	—	—
12-31-12	10.10	0.12	•	1.35	1.47	0.06	—	—
12-31-11	10.44	0.03	•	(0.30)	(0.27)	0.07	—	—
12-31-10	8.46	0.06		2.06	2.12	0.14	—	—
12-31-09	6.85	0.07	•	1.65	1.72	0.11	—	—
Class S
12-31-13	11.46	0.05	•	4.52	4.57	0.11	—	—
12-31-12	10.06	0.10	•	1.33	1.43	0.03	—	—
12-31-11	10.39	0.03		(0.32)	(0.29)	0.04	—	—
12-31-10	8.41	0.04	•	2.06	2.10	0.12	—	—
12-31-09	6.82	0.06		1.62	1.68	0.09	—	—
Class S2
12-31-13	11.24	0.02		4.43	4.45	0.10	—	—
12-31-12	9.90	0.07		1.32	1.39	0.05	—	—
12-31-11	10.27	0.04		(0.35)	(0.31)	0.06	—	—
12-31-10	8.33	0.03		2.03	2.06	0.12	—	—
02-27-09(5)-12-31-09	5.20	0.04	•	3.20	3.24	0.11	—	—
ING Global Bond Portfolio
Class ADV
12-31-13	11.35	0.33	•	(0.85)	(0.52)	0.19	0.29	—
12-31-12	11.22	0.41	•	0.39	0.80	0.67	—	—
12-31-11	11.67	0.44	•	(0.04)	0.40	0.85	—	—
12-31-10	10.45	0.70	•	0.88	1.58	0.36	—	—
12-31-09	8.84	0.40		1.51	1.91	0.30	—	—
Class I
12-31-13	11.46	0.40	•	(0.87)	(0.47)	0.24	0.29	—
12-31-12	11.32	0.47	•	0.40	0.87	0.73	—	—
12-31-11	11.77	0.50	•	(0.05)	0.45	0.90	—	—
12-31-10	10.48	0.75		0.90	1.65	0.36	—	—
12-31-09	8.92	0.48	•	1.49	1.97	0.41	—	—
Class S
12-31-13	11.48	0.37	•	(0.87)	(0.50)	0.21	0.29	—
12-31-12	11.33	0.47	•	0.37	0.84	0.69	—	—
12-31-11	11.76	0.47	•	(0.04)	0.43	0.86	—	—
12-31-10	10.50	0.74	•	0.88	1.62	0.36	—	—
12-31-09	8.92	0.49	•	1.45	1.94	0.36	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Columbia Contrarian Core Portfolio (continued)
Class I
12-31-13	0.35	—	25.24	35.18	0.96	0.74		0.72		0.87		10,991	128
12-31-12	0.10	—	18.96	12.56	0.94	0.75		0.75		1.37		92,694	20
12-31-11	0.22	—	16.94	(4.52)	0.90	0.88		0.88		0.80		109,831	12
12-31-10	0.10	—	17.99	12.33	0.90	0.88		0.88		0.74		143,679	15
12-31-09	0.12	—	16.12	31.96	0.90	0.89		0.89		0.76		165,713	23
Class S
12-31-13	0.30	—	24.93	34.74	1.21	0.99		0.98		0.80		327,459	128
12-31-12	0.05	—	18.75	12.27	1.19	1.00		1.00		1.09		272,420	20
12-31-11	0.17	—	16.75	(4.63)	1.15	1.13		1.13		0.56		270,261	12
12-31-10	0.07	—	17.76	11.99	1.15	1.13		1.13		0.51		328,415	15
12-31-09	0.09	—	15.93	31.62	1.15	1.14		1.14		0.49		303,513	23
ING Columbia Small Cap Value II Portfolio
Class ADV
12-31-13	0.10	—	15.63	39.58	1.38	1.36		1.36		0.10		12,246	39
12-31-12	0.03	—	11.28	14.01	1.39	1.39		1.37		0.69		6,763	44
12-31-11	0.06	—	9.92	(2.96)	1.40	1.40		1.38		0.06		4,677	36
12-31-10	0.13	—	10.29	24.98	1.40	1.40	†	1.37	†	0.25	†	2,071	62
12-31-09	0.06	—	8.36	24.28	1.45	1.44	†	1.44	†	0.52	†	534	86
Class I
12-31-13	0.14	—	15.99	40.27	0.88	0.86		0.86		0.60		23,620	39
12-31-12	0.06	—	11.51	14.56	0.89	0.89		0.87		1.14		16,180	44
12-31-11	0.07	—	10.10	(2.48)	0.90	0.90		0.88		0.31		17,304	36
12-31-10	0.14	—	10.44	25.48	0.90	0.90	†	0.87	†	0.67	†	55,866	62
12-31-09	0.11	—	8.46	25.20	0.95	0.94	†	0.94	†	1.09	†	46,600	86
Class S
12-31-13	0.11	—	15.92	39.97	1.13	1.11		1.11		0.34		161,750	39
12-31-12	0.03	—	11.46	14.20	1.14	1.14		1.12		0.88		135,653	44
12-31-11	0.04	—	10.06	(2.69)	1.15	1.15		1.13		0.21		138,626	36
12-31-10	0.12	—	10.39	25.28	1.15	1.15	†	1.12	†	0.41	†	167,293	62
12-31-09	0.09	—	8.41	24.72	1.20	1.19	†	1.19	†	0.75	†	165,922	86
Class S2
12-31-13	0.10	—	15.59	39.68	1.38	1.26		1.26		0.19		978	39
12-31-12	0.05	—	11.24	14.07	1.39	1.29		1.27		0.76		604	44
12-31-11	0.06	—	9.90	(2.88)	1.40	1.30		1.28		0.49		436	36
12-31-10	0.12	—	10.27	25.04	1.40	1.30	†	1.27	†	0.29	†	6	62
02-27-09(5)-12-31-09	0.11	—	8.33	62.42	1.45	1.34	†	1.34	†	0.60	†	5	86
ING Global Bond Portfolio
Class ADV
12-31-13	0.48	—	10.35	(4.50)	1.19	1.08		1.08		3.09		34,155	394
12-31-12	0.67	—	11.35	7.36	1.18	1.02		1.02		3.61		34,927	487
12-31-11	0.85	—	11.22	3.26	1.16	1.02		1.02		3.73		30,299	590
12-31-10	0.36	—	11.67	15.22	1.04	1.02		1.02		6.27		30,887	117
12-31-09	0.30	—	10.45	21.66	1.04	1.01		1.01		4.79		20,170	136
Class I
12-31-13	0.53	—	10.46	(4.00)	0.69	0.58		0.58		3.65		237,646	394
12-31-12	0.73	—	11.46	7.91	0.68	0.52		0.52		4.09		309,348	487
12-31-11	0.90	—	11.32	3.70	0.66	0.52		0.52		4.22		330,477	590
12-31-10	0.36	—	11.77	15.86	0.54	0.52		0.52		6.82		386,383	117
12-31-09	0.41	—	10.48	22.14	0.54	0.53		0.53		4.99		334,527	136
Class S
12-31-13	0.50	—	10.48	(4.28)	0.94	0.83		0.83		3.39		54,246	394
12-31-12	0.69	—	11.48	7.65	0.93	0.77		0.77		4.05		66,533	487
12-31-11	0.86	—	11.33	3.51	0.91	0.77		0.77		3.97		67,103	590
12-31-10	0.36	—	11.76	15.54	0.79	0.77		0.77		6.57		93,346	117
12-31-09	0.36	—	10.50	21.85	0.79	0.76		0.76		5.04		97,596	136

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Invesco Comstock Portfolio
Class ADV
12-31-13	11.44	0.11		3.87	3.98	0.08	—	—
12-31-12	9.77	0.13		1.66	1.79	0.12	—	—
12-31-11	10.13	0.11		(0.35)	(0.24)	0.12	—	—
12-31-10	8.92	0.09		1.23	1.32	0.11	—	—
12-31-09	7.09	0.09		1.91	2.00	0.17	—	—
Class I
12-31-13	11.51	0.19	•	3.89	4.08	0.14	—	—
12-31-12	9.83	0.19	•	1.66	1.85	0.17	—	—
12-31-11	10.19	0.16		(0.35)	(0.19)	0.17	—	—
12-31-10	8.97	0.14		1.23	1.37	0.15	—	—
12-31-09	7.12	0.13	•	1.93	2.06	0.21	—	—
Class S
12-31-13	11.51	0.15	•	3.88	4.03	0.11	—	—
12-31-12	9.82	0.16	•	1.67	1.83	0.14	—	—
12-31-11	10.18	0.15		(0.37)	(0.22)	0.14	—	—
12-31-10	8.96	0.11		1.24	1.35	0.13	—	—
12-31-09	7.12	0.11		1.92	2.03	0.19	—	—
ING Invesco Equity and Income Portfolio
Class ADV
12-31-13	36.01	0.49	•	8.27	8.76	0.43	—	—
12-31-12	32.57	0.53	•	3.45	3.98	0.54	—	—
12-31-11	33.75	0.49	•	(1.04)	(0.55)	0.63	—	—
12-31-10	30.64	0.46	•	3.13	3.59	0.48	—	—
12-31-09	25.44	0.44	•	5.17	5.61	0.41	—	—
Class I
12-31-13	36.43	0.71	•	8.38	9.09	0.60	—	—
12-31-12	33.05	0.71	•	3.51	4.22	0.84	—	—
12-31-11	34.22	0.66	•	(1.05)	(0.39)	0.78	—	—
12-31-10	31.03	0.63	•	3.18	3.81	0.62	—	—
12-31-09	25.75	0.59	•	5.25	5.84	0.56	—	—
Class S
12-31-13	36.23	0.60	•	8.32	8.92	0.50	—	—
12-31-12	32.81	0.62	•	3.48	4.10	0.68	—	—
12-31-11	33.97	0.57	•	(1.04)	(0.47)	0.69	—	—
12-31-10	30.81	0.54	•	3.16	3.70	0.54	—	—
12-31-09	25.58	0.51	•	5.21	5.72	0.49	—	—
Class S2
12-31-13	35.87	0.54	•	8.24	8.78	0.52	—	—
12-31-12	32.52	0.56	•	3.45	4.01	0.66	—	—
12-31-11	33.70	0.52	•	(1.03)	(0.51)	0.67	—	—
12-31-10	30.62	0.50	•	3.12	3.62	0.54	—	—
02-27-09(5)-12-31-09	22.18	0.33		8.58	8.91	0.47	—	—
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-13	16.57	0.06		5.07	5.13	0.08	0.66	—
12-31-12	13.91	0.09		2.65	2.74	0.08	—	—
12-31-11	13.78	0.07		0.15	0.22	0.09	—	—
12-31-10	11.30	0.07		2.48	2.55	0.07	—	—
12-31-09	9.24	0.12		2.21	2.33	0.11	0.16	—
Class I
12-31-13	16.79	0.16		5.14	5.30	0.16	0.66	—
12-31-12	14.08	0.17		2.69	2.86	0.15	—	—
12-31-11	13.95	0.15		0.13	0.28	0.15	—	—
12-31-10	11.42	0.14		2.52	2.66	0.13	—	—
12-31-09	9.33	0.17		2.23	2.40	0.15	0.16	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Invesco Comstock Portfolio
Class ADV
12-31-13	0.08	—	15.34	34.79	1.24	1.24		1.24		0.87		36,783	15
12-31-12	0.12	—	11.44	18.30	1.28	1.27		1.26		1.25		22,633	18
12-31-11	0.12	—	9.77	(2.32)	1.35	1.31		1.31		1.09		17,338	23
12-31-10	0.11	—	10.13	14.81	1.35	1.31	†	1.31	†	0.90	†	17,041	23
12-31-09	0.17	—	8.92	28.22	1.35	1.31		1.31		1.16		16,306	27
Class I
12-31-13	0.14	—	15.45	35.47	0.74	0.74		0.74		1.38		58,373	15
12-31-12	0.17	—	11.51	18.83	0.78	0.77		0.76		1.74		48,793	18
12-31-11	0.17	—	9.83	(1.81)	0.85	0.81		0.81		1.59		45,814	23
12-31-10	0.15	—	10.19	15.38	0.85	0.81	†	0.81	†	1.40	†	49,022	23
12-31-09	0.21	—	8.97	28.92	0.85	0.81		0.81		1.78		50,240	27
Class S
12-31-13	0.11	—	15.43	35.00	0.99	0.99		0.99		1.13		367,659	15
12-31-12	0.14	—	11.51	18.66	1.03	1.02		1.01		1.49		259,717	18
12-31-11	0.14	—	9.82	(2.09)	1.10	1.06		1.06		1.34		238,369	23
12-31-10	0.13	—	10.18	15.13	1.10	1.06	†	1.06	†	1.15	†	264,791	23
12-31-09	0.19	—	8.96	28.53	1.10	1.06		1.06		1.42		237,588	27
ING Invesco Equity and Income Portfolio
Class ADV
12-31-13	0.43	—	44.34	24.33	1.18	1.15		1.15		1.19		32,942	37
12-31-12	0.54	—	36.01	12.23	1.18	1.15		1.15		1.52		19,776	27
12-31-11	0.63	—	32.57	(1.58)	1.15	1.15		1.15		1.46		22,313	20
12-31-10	0.48	—	33.75	11.77	1.15	1.15	†	1.15	†	1.44	†	14,995	38
12-31-09	0.41	—	30.64	22.06	1.13	1.13	†	1.12	†	1.66	†	10,735	74
Class I
12-31-13	0.60	—	44.92	24.96	0.68	0.65		0.65		1.70		561,393	37
12-31-12	0.84	—	36.43	12.79	0.68	0.65		0.65		2.01		499,847	27
12-31-11	0.78	—	33.05	(1.08)	0.65	0.65		0.65		1.93		530,983	20
12-31-10	0.62	—	34.22	12.32	0.65	0.65	†	0.65	†	1.96	†	594,282	38
12-31-09	0.56	—	31.03	22.69	0.63	0.63	†	0.62	†	2.16	†	572,527	74
Class S
12-31-13	0.50	—	44.65	24.64	0.93	0.90		0.90		1.45		271,953	37
12-31-12	0.68	—	36.23	12.52	0.93	0.90		0.90		1.76		198,595	27
12-31-11	0.69	—	32.81	(1.33)	0.90	0.90		0.90		1.67		205,145	20
12-31-10	0.54	—	33.97	12.05	0.90	0.90	†	0.90	†	1.71	†	240,865	38
12-31-09	0.49	—	30.81	22.37	0.88	0.88	†	0.87	†	1.91	†	217,798	74
Class S2
12-31-13	0.52	—	44.13	24.47	1.18	1.05		1.05		1.31		4,078	37
12-31-12	0.66	—	35.87	12.34	1.18	1.05		1.05		1.60		1,540	27
12-31-11	0.67	—	32.52	(1.48)	1.15	1.05		1.05		1.55		967	20
12-31-10	0.54	—	33.70	11.88	1.15	1.05	†	1.05	†	1.61	†	843	38
02-27-09(5)-12-31-09	0.47	—	30.62	40.18	1.13	1.03	†	1.02	†	1.65	†	4	74
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-13	0.74	—	20.96	31.26	1.36	1.36		1.36		0.39		78,395	25
12-31-12	0.08	—	16.57	19.69	1.43	1.43		1.43		0.64		42,637	28
12-31-11	0.09	—	13.91	1.60	1.50	1.50		1.50		0.54		30,671	36
12-31-10	0.07	—	13.78	22.63	1.50	1.50	†	1.50	†	0.69	†	26,954	40
12-31-09	0.27	—	11.30	25.34	1.50	1.50	†	1.50	†	1.33	†	16,622	40
Class I
12-31-13	0.82	—	21.27	31.89	0.86	0.86		0.86		0.88		256,705	25
12-31-12	0.15	—	16.79	20.33	0.93	0.93		0.93		1.15		171,485	28
12-31-11	0.15	—	14.08	2.07	1.00	1.00		1.00		1.03		125,233	36
12-31-10	0.13	—	13.95	23.30	1.00	1.00	†	1.00	†	1.18	†	126,864	40
12-31-09	0.31	—	11.42	25.90	1.00	1.00	†	1.00	†	1.83	†	100,239	40
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING JPMorgan Mid Cap Value Portfolio (continued)
Class S
12-31-13	16.70	0.11		5.11	5.22	0.12	0.66	—
12-31-12	14.01	0.13		2.67	2.80	0.11	—	—
12-31-11	13.88	0.11		0.14	0.25	0.12	—	—
12-31-10	11.37	0.11		2.50	2.61	0.10	—	—
12-31-09	9.29	0.15		2.22	2.37	0.13	0.16	—
Class S2
12-31-13	16.52	0.10	•	5.03	5.13	0.10	0.66	—
12-31-12	13.88	0.14	•	2.62	2.76	0.12	—	—
12-31-11	13.79	0.13	•	0.10	0.23	0.14	—	—
12-31-10	11.30	0.09		2.48	2.57	0.08	—	—
02-27-09(5)-12-31-09	7.54	0.12		3.92	4.04	0.12	0.16	—
ING Oppenheimer Global Portfolio
Class ADV
12-31-13	14.60	0.12	•	3.73	3.85	0.17	—	—
12-31-12	12.15	0.14		2.42	2.56	0.11	—	—
12-31-11	13.46	0.13		(1.29)	(1.16)	0.15	—	—
12-31-10	11.83	0.11	•	1.69	1.80	0.17	—	—
12-31-09	8.80	0.11	•	3.28	3.39	0.17	0.19	—
Class I
12-31-13	15.06	0.21	•	3.85	4.06	0.23	—	—
12-31-12	12.54	0.21	•	2.49	2.70	0.18	—	—
12-31-11	13.88	0.20	•	(1.34)	(1.14)	0.20	—	—
12-31-10	12.17	0.18	•	1.74	1.92	0.21	—	—
12-31-09	9.07	0.17	•	3.38	3.55	0.26	0.19	—
Class S
12-31-13	14.63	0.15		3.76	3.91	0.20	—	—
12-31-12	12.19	0.17	•	2.41	2.58	0.14	—	—
12-31-11	13.50	0.16		(1.30)	(1.14)	0.17	—	—
12-31-10	11.84	0.14	•	1.70	1.84	0.18	—	—
12-31-09	8.82	0.14	•	3.30	3.44	0.23	0.19	—
Class S2
12-31-13	14.37	0.11	•	3.70	3.81	0.20	—	—
12-31-12	12.01	0.13	•	2.39	2.52	0.16	—	—
12-31-11	13.36	0.06	•	(1.21)	(1.15)	0.20	—	—
12-31-10	11.73	0.12		1.68	1.80	0.17	—	—
02-27-09(5)-12-31-09	7.35	0.12	•	4.71	4.83	0.26	0.19	—
ING PIMCO Total Return Portfolio
Class ADV
12-31-13	12.00	0.11		(0.36)	(0.25)	0.38	0.08	—
12-31-12	11.48	0.21	•	0.66	0.87	0.35	—	—
12-31-11	11.89	0.28	•	0.07	0.35	0.34	0.42	—
12-31-10	11.46	0.23	•	0.61	0.84	0.39	0.02	—
12-31-09	10.91	0.35	•	0.96	1.31	0.35	0.41	—
Class I
12-31-13	12.32	0.17	•	(0.38)	(0.21)	0.43	0.08	—
12-31-12	11.76	0.28		0.68	0.96	0.40	—	—
12-31-11	12.15	0.36		0.06	0.42	0.39	0.42	—
12-31-10	11.67	0.29	•	0.63	0.92	0.42	0.02	—
12-31-09	11.08	0.42	•	0.97	1.39	0.39	0.41	—
Class S
12-31-13	12.19	0.14	•	(0.37)	(0.23)	0.40	0.08	—
12-31-12	11.65	0.23		0.68	0.91	0.37	—	—
12-31-11	12.04	0.31		0.08	0.39	0.36	0.42	—
12-31-10	11.58	0.26	•	0.62	0.88	0.40	0.02	—
12-31-09	11.01	0.39	•	0.96	1.35	0.37	0.41	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING JPMorgan Mid Cap Value Portfolio (continued)
Class S
12-31-13	0.78	—	21.14	31.54	1.11	1.11		1.11		0.63		380,688	25
12-31-12	0.11	—	16.70	20.02	1.18	1.18		1.18		0.89		248,115	28
12-31-11	0.12	—	14.01	1.82	1.25	1.25		1.25		0.78		178,083	36
12-31-10	0.10	—	13.88	22.97	1.25	1.25	†	1.25	†	0.94	†	172,465	40
12-31-09	0.29	—	11.37	25.65	1.25	1.25	†	1.25	†	1.58	†	113,016	40
Class S2
12-31-13	0.76	—	20.89	31.37	1.36	1.26		1.26		0.50		5,066	25
12-31-12	0.12	—	16.52	19.86	1.43	1.33		1.33		0.86		2,664	28
12-31-11	0.14	—	13.88	1.67	1.50	1.40		1.40		0.97		178	36
12-31-10	0.08	—	13.79	22.75	1.50	1.40	†	1.40	†	0.76	†	5	40
02-27-09(5)-12-31-09	0.28	—	11.30	53.76	1.50	1.40	†	1.40	†	1.51	†	4	40
ING Oppenheimer Global Portfolio
Class ADV
12-31-13	0.17	—	18.28	26.46	1.26	1.26		1.26		0.70		102,691	11
12-31-12	0.11	—	14.60	21.18	1.22	1.22		1.22		1.00		76,791	13
12-31-11	0.15	—	12.15	(8.60)	1.16	1.16		1.16		0.96		65,051	12
12-31-10	0.17	—	13.46	15.42	1.16	1.16	†	1.16	†	0.88	†	71,603	15
12-31-09	0.36	—	11.83	39.04	1.16	1.16	†	1.16	†	1.09	†	54,626	12
Class I
12-31-13	0.23	—	18.89	27.12	0.76	0.76		0.76		1.22		1,481,760	11
12-31-12	0.18	—	15.06	21.70	0.72	0.72		0.72		1.52		1,324,037	13
12-31-11	0.20	—	12.54	(8.13)	0.66	0.66		0.66		1.46		1,234,551	12
12-31-10	0.21	—	13.88	16.06	0.66	0.66	†	0.66	†	1.40	†	1,479,319	15
12-31-09	0.45	—	12.17	39.73	0.66	0.66	†	0.66	†	1.63	†	1,414,460	12
Class S
12-31-13	0.20	—	18.34	26.85	1.01	1.01		1.01		0.96		252,672	11
12-31-12	0.14	—	14.63	21.33	0.97	0.97		0.97		1.26		192,122	13
12-31-11	0.17	—	12.19	(8.38)	0.91	0.91		0.91		1.20		171,755	12
12-31-10	0.18	—	13.50	15.80	0.91	0.91	†	0.91	†	1.17	†	184,961	15
12-31-09	0.42	—	11.84	39.51	0.91	0.91	†	0.91	†	1.45	†	182,326	12
Class S2
12-31-13	0.20	—	17.98	26.66	1.26	1.16		1.16		0.67		4,287	11
12-31-12	0.16	—	14.37	21.17	1.22	1.12		1.12		1.01		2,082	13
12-31-11	0.20	—	12.01	(8.52)	1.16	1.06		1.06		0.52		755	12
12-31-10	0.17	—	13.36	15.63	1.16	1.06	†	1.06	†	0.98	†	5	15
02-27-09(5)-12-31-09	0.45	—	11.73	66.43	1.16	1.06	†	1.06	†	1.34	†	5	12
ING PIMCO Total Return Portfolio
Class ADV
12-31-13	0.46	—	11.29	(2.07)	1.09	1.08		1.08		0.92		188,804	874
12-31-12	0.35	—	12.00	7.61	1.09	1.08		1.08		1.76		205,882	897
12-31-11	0.76	—	11.48	2.95	1.09	1.08		1.08		2.41		161,860	783
12-31-10	0.41	—	11.89	7.30	1.09	1.08		1.08		1.96		152,733	558
12-31-09	0.76	—	11.46	12.32	1.13	1.12		1.12		3.10		93,043	737
Class I
12-31-13	0.51	—	11.60	(1.66)	0.59	0.58		0.58		1.44		374,305	874
12-31-12	0.40	—	12.32	8.22	0.59	0.58		0.58		2.26		550,994	897
12-31-11	0.81	—	11.76	3.46	0.59	0.58		0.58		2.90		523,551	783
12-31-10	0.44	—	12.15	7.84	0.59	0.58		0.58		2.43		534,495	558
12-31-09	0.80	—	11.67	12.89	0.63	0.62		0.62		3.67		430,220	737
Class S
12-31-13	0.48	—	11.48	(1.89)	0.84	0.83		0.83		1.18		408,178	874
12-31-12	0.37	—	12.19	7.88	0.84	0.83		0.83		2.01		539,300	897
12-31-11	0.78	—	11.65	3.25	0.84	0.83		0.83		2.65		493,803	783
12-31-10	0.42	—	12.04	7.56	0.84	0.83		0.83		2.18		474,076	558
12-31-09	0.78	—	11.58	12.62	0.88	0.87		0.87		3.42		352,984	737

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING PIMCO Total Return Portfolio (continued)
Class S2
12-31-13	11.92	0.12	•	(0.37)	(0.25)	0.39		0.08	—
12-31-12	11.42	0.22	•	0.66	0.88	0.38		—	—
12-31-11	11.85	0.30	•	0.07	0.37	0.38		0.42	—
12-31-10	11.44	0.29	•	0.56	0.85	0.42		0.02	—
02-27-09(5)-12-31-09	10.55	0.35	•	1.34	1.69	0.39		0.41	—
ING Pioneer High Yield Portfolio
Class I
12-31-13	11.60	0.60	•	0.80	1.40	0.59		—	—
12-31-12	10.55	0.63	•	1.04	1.67	0.62		—	—
12-31-11	11.24	0.63		(0.70)	(0.07)	0.62		—	—
12-31-10	10.05	0.65		1.19	1.84	0.65		—	—
12-31-09	6.52	0.67	•	3.49	4.16	0.63		—	—
Class S
12-31-13	11.58	0.57	•	0.80	1.37	0.56		—	—
12-31-12	10.54	0.57		1.07	1.64	0.60		—	—
12-31-11	11.23	0.60	•	(0.69)	(0.09)	0.60		—	—
12-31-10	10.04	0.62	•	1.19	1.81	0.62		—	—
12-31-09	6.52	0.61	•	3.52	4.13	0.61		—	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-13	8.35	(0.03)		2.90	2.87	0.02		0.12	—
12-31-12	7.89	0.01		1.19	1.20	0.00	*	0.74	—
12-31-11	8.25	(0.03)		(0.32)	(0.35)	0.01		—	—
12-31-10	6.46	(0.01)		1.80	1.79	0.00	*	—	—
12-31-09	4.44	(0.00	)*	2.02	2.02	0.00	*	—	—
Class I
12-31-13	8.76	0.02		3.05	3.07	0.03		0.12	—
12-31-12	8.25	0.06		1.23	1.29	0.04		0.74	—
12-31-11	8.60	0.02		(0.34)	(0.32)	0.03		—	—
12-31-10	6.71	0.03		1.88	1.91	0.02		—	—
12-31-09	4.60	0.03		2.10	2.13	0.02		—	—
Class S
12-31-13	8.60	(0.00	)*	2.98	2.98	0.02		0.12	—
12-31-12	8.11	0.03		1.22	1.25	0.02		0.74	—
12-31-11	8.45	0.00	*	(0.33)	(0.33)	0.01		—	—
12-31-10	6.60	0.01		1.84	1.85	0.00	*	—	—
12-31-09	4.53	0.01		2.07	2.08	0.01		—	—
Class S2
12-31-13	8.34	(0.02)		2.90	2.88	0.02		0.12	—
12-31-12	7.89	0.02		1.19	1.21	0.02		0.74	—
12-31-11	8.25	(0.00	)*	(0.34)	(0.34)	0.02		—	—
12-31-10	6.45	(0.00	)*	1.80	1.80	0.00	*	—	—
02-27-09(5)-12-31-09	3.94	0.01		2.51	2.52	0.01		—	—
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-13	62.23	(0.38	)•	24.36	23.98	0.01		—	—
12-31-12	52.59	(0.16	)•	9.80	9.64	—		—	—
12-31-11	53.43	(0.27	)•	(0.57)	(0.84)	—		—	—
12-31-10	45.97	(0.21)		7.69	7.48	0.02		—	—
12-31-09	32.31	(0.10)		13.76	13.66	—		—	—

						Ratios to average net assets						Supplemental data
	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)		($)	($)	(%)	(%)	(%)		(%)		(%)	($000's)	(%)
ING PIMCO Total Return Portfolio (continued)
Class S2
12-31-13	0.47		—	11.20	(2.02)	1.09	0.98		0.98		1.04	2,984	874
12-31-12	0.38		—	11.92	7.73	1.09	0.98		0.98		1.83	5,026	897
12-31-11	0.80		—	11.42	3.10	1.09	0.98		0.98		2.54	1,829	783
12-31-10	0.44		—	11.85	7.38	1.09	0.98		0.98		2.42	1,003	558
02-27-09(5)-12-31-09	0.80		—	11.44	16.38	1.13	1.02		1.02		3.67	3	737
ING Pioneer High Yield Portfolio
Class I
12-31-13	0.59		—	12.41	12.33	0.73	0.71		0.71		4.93	119,042	51
12-31-12	0.62		—	11.60	16.21	0.75	0.71		0.71		5.58	104,882	34
12-31-11	0.62		—	10.55	(0.72)	0.77	0.71		0.71		5.64	87,529	41
12-31-10	0.65		—	11.24	19.02	0.75	0.71	†	0.71	†	6.23 †	98,394	41
12-31-09	0.63		—	10.05	66.75	0.78	0.72	†	0.71	†	8.88 †	92,714	53
Class S
12-31-13	0.56		—	12.39	12.07	0.98	0.96		0.96		4.67	3,406	51
12-31-12	0.60		—	11.58	15.84	1.00	0.96		0.96		5.39	4,089	34
12-31-11	0.60		—	10.54	(0.97)	1.02	0.96		0.96		5.34	1,712	41
12-31-10	0.62		—	11.23	18.73	1.00	0.96	†	0.96	†	5.97 †	2,307	41
12-31-09	0.61		—	10.04	66.30	1.03	0.97	†	0.96	†	7.50 †	2,995	53
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-13	0.14		—	11.08	34.46	1.27	1.25		1.25		(0.32)	27,222	20
12-31-12	0.74		—	8.35	15.70	1.24	1.22		1.22		0.14	21,538	17
12-31-11	0.01		—	7.89	(4.23)	1.16	1.16		1.16		(0.28)	18,993	38
12-31-10	0.00	*	—	8.25	27.79	1.16	1.16		1.16		(0.13)	31,927	28
12-31-09	—		—	6.46	45.55	1.16	1.16		1.16		(0.01)	24,468	27
Class I
12-31-13	0.15		—	11.68	35.18	0.77	0.75		0.75		0.17	804,053	20
12-31-12	0.78		—	8.76	16.13	0.74	0.72		0.72		0.61	668,143	17
12-31-11	0.03		—	8.25	(3.71)	0.66	0.66		0.66		0.25	663,904	38
12-31-10	0.02		—	8.60	28.51	0.66	0.66		0.66		0.37	762,608	28
12-31-09	0.02		—	6.71	46.41	0.66	0.66		0.66		0.48	659,322	27
Class S
12-31-13	0.14		—	11.44	34.74	1.02	1.00		1.00		(0.06)	29,284	20
12-31-12	0.76		—	8.60	15.87	0.99	0.97		0.97		0.35	18,731	17
12-31-11	0.01		—	8.11	(3.89)	0.91	0.91		0.91		0.01	21,669	38
12-31-10	0.00	*	—	8.45	28.12	0.91	0.91		0.91		0.12	23,701	28
12-31-09	0.01		—	6.60	46.00	0.91	0.91		0.91		0.25	20,494	27
Class S2
12-31-13	0.14		—	11.08	34.62	1.27	1.15		1.15		(0.23)	1,013	20
12-31-12	0.76		—	8.34	15.73	1.24	1.12		1.12		0.29	1,025	17
12-31-11	0.02		—	7.89	(4.07)	1.16	1.06		1.06		(0.07)	739	38
12-31-10	0.00	*	—	8.25	27.99	1.16	1.06		1.06		(0.03)	6	28
02-27-09(5)-12-31-09	0.01		—	6.45	63.88	1.16	1.06		1.06		0.09	5	27
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-13	0.01		—	86.20	38.54	1.24	1.23		1.23		(0.53)	164,865	41
12-31-12	—		—	62.23	18.33	1.24	1.23		1.23		(0.26)	112,773	38
12-31-11	—		—	52.59	(1.57)	1.25	1.24		1.24		(0.50)	92,701	28
12-31-10	0.02		—	53.43	16.27	1.25	1.25		1.25		(0.48)	102,242	41
12-31-09	—		—	45.97	42.28	1.25	1.25		1.25		(0.27)	73,747	64

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING T. Rowe Price Growth Equity Portfolio (continued)
Class I
12-31-13	64.01	(0.02)		25.13	25.11	0.01	—	—
12-31-12	53.91	0.14	•	10.06	10.20	0.10	—	—
12-31-11	54.49	0.00	*	(0.58)	(0.58)	—	—	—
12-31-10	46.65	0.01		7.85	7.86	0.02	—	—
12-31-09	32.68	0.09	•	13.95	14.04	0.07	—	—
Class S
12-31-13	63.12	(0.20	)•	24.74	24.54	0.01	—	—
12-31-12	53.21	(0.00	)*	9.91	9.91	—	—	—
12-31-11	53.92	(0.13)		(0.58)	(0.71)	—	—	—
12-31-10	46.27	(0.11)		7.78	7.67	0.02	—	—
12-31-09	32.45	(0.01)		13.83	13.82	0.00 *	—	—
Class S2
12-31-13	62.45	(0.31	)•	24.46	24.15	0.01	—	—
12-31-12	52.72	(0.09)		9.82	9.73	—	—	—
12-31-11	53.51	(0.17	)•	(0.62)	(0.79)	—	—	—
12-31-10	45.99	(0.18)		7.72	7.54	0.02	—	—
02-27-09(5)-12-31-09	29.76	(0.05)		16.28	16.23	—	—	—
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-13	11.05	0.20	•	1.96	2.16	0.14	—	—
12-31-12	9.45	0.17	•	1.55	1.72	0.12	—	—
12-31-11	10.99	0.20	•	(1.57)	(1.37)	0.17	—	—
12-31-10	10.36	0.13	•	0.70	0.83	0.20	—	—
12-31-09	7.84	0.14		2.38	2.52	—	—	—
Class I
12-31-13	11.15	0.29	•	1.95	2.24	0.18	—	—
12-31-12	9.52	0.22	•	1.56	1.78	0.15	—	—
12-31-11	11.05	0.26	•	(1.59)	(1.33)	0.20	—	—
12-31-10	10.40	0.19	•	0.70	0.89	0.24	—	—
12-31-09	7.83	0.20	•	2.37	2.57	—	—	—
Class S
12-31-13	11.08	0.23	•	1.97	2.20	0.16	—	—
12-31-12	9.48	0.14	•	1.60	1.74	0.14	—	—
12-31-11	11.00	0.25	•	(1.59)	(1.34)	0.18	—	—
12-31-10	10.36	0.17		0.69	0.86	0.22	—	—
12-31-09	7.81	0.14		2.41	2.55	—	—	—
Class S2
12-31-13	11.04	0.21	•	1.97	2.18	0.15	—	—
12-31-12	9.45	0.17		1.55	1.72	0.13	—	—
12-31-11	11.01	0.17	•	(1.53)	(1.36)	0.20	—	—
12-31-10	10.37	0.07	•	0.78	0.85	0.21	—	—
02-27-09(5)-12-31-09	6.31	0.14		3.92	4.06	—	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING T. Rowe Price Growth Equity Portfolio (continued)
Class I
12-31-13	0.01	—	89.11	39.24	0.74	0.73	0.73	(0.03)	1,069,544	41
12-31-12	0.10	—	64.01	18.92	0.74	0.73	0.73	0.22	801,969	38
12-31-11	—	—	53.91	(1.06)	0.75	0.74	0.74	0.00 *	722,532	28
12-31-10	0.02	—	54.49	16.86	0.75	0.75	0.75	0.02	808,032	41
12-31-09	0.07	—	46.65	42.96	0.75	0.75	0.75	0.24	758,453	64
Class S
12-31-13	0.01	—	87.65	38.89	0.99	0.98	0.98	(0.28)	367,958	41
12-31-12	—	—	63.12	18.62	0.99	0.98	0.98	(0.00)*	238,987	38
12-31-11	—	—	53.21	(1.32)	1.00	0.99	0.99	(0.24)	173,070	28
12-31-10	0.02	—	53.92	16.58	1.00	1.00	1.00	(0.24)	171,878	41
12-31-09	—	—	46.27	42.60	1.00	1.00	1.00	(0.03)	152,008	64
Class S2
12-31-13	0.01	—	86.59	38.68	1.24	1.13	1.13	(0.43)	2,482	41
12-31-12	—	—	62.45	18.46	1.24	1.13	1.13	(0.16)	1,534	38
12-31-11	—	—	52.72	(1.48)	1.25	1.14	1.14	(0.32)	622	28
12-31-10	0.02	—	53.51	16.39	1.25	1.15	1.15	(0.37)	5	41
02-27-09(5)-12-31-09	—	—	45.99	54.54	1.25	1.15	1.15	(0.16)	5	64
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-13	0.14	—	13.07	19.68	1.44	1.42	1.42	1.64	46,583	12
12-31-12	0.12	—	11.05	18.32	1.46	1.44	1.44	1.71	36,360	9
12-31-11	0.17	—	9.45	(12.42)	1.48	1.48	1.48	1.94	23,120	14
12-31-10	0.20	—	10.99	8.25	1.46	1.46	1.46	1.33	15,178	14
12-31-09	—	—	10.36	32.14	1.47	1.47	1.47	1.63	11,334	27
Class I
12-31-13	0.18	—	13.21	20.28	0.94	0.92	0.92	2.47	277,773	12
12-31-12	0.15	—	11.15	18.89	0.96	0.94	0.94	2.15	375,814	9
12-31-11	0.20	—	9.52	(12.00)	0.98	0.98	0.98	2.42	289,934	14
12-31-10	0.24	—	11.05	8.87	0.96	0.96	0.96	1.89	401,997	14
12-31-09	—	—	10.40	32.82	0.97	0.97	0.97	2.42	273,992	27
Class S
12-31-13	0.16	—	13.12	20.05	1.19	1.17	1.17	1.91	709,362	12
12-31-12	0.14	—	11.08	18.64	1.21	1.19	1.19	1.38	648,985	9
12-31-11	0.18	—	9.48	(12.21)	1.23	1.23	1.23	2.29	204,315	14
12-31-10	0.22	—	11.00	8.59	1.21	1.21	1.21	1.68	275,408	14
12-31-09	—	—	10.36	32.65	1.22	1.22	1.22	1.81	254,180	27
Class S2
12-31-13	0.15	—	13.07	19.88	1.44	1.32	1.32	1.80	2,158	12
12-31-12	0.13	—	11.04	18.40	1.46	1.34	1.34	1.89	1,310	9
12-31-11	0.20	—	9.45	(12.34)	1.48	1.38	1.38	1.67	1,013	14
12-31-10	0.21	—	11.01	8.53	1.46	1.36	1.36	0.69	102	14
02-27-09(5)-12-31-09	—	—	10.37	64.34	1.47	1.37	1.37	1.93	2	27
(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act" or "Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company serves as an investment option in underlying variable insurance products offered by Directed Services LLC.

The Company currently consists of forty-two active separate investment series. The fourteen series included in this report are: ING American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), ING Baron Growth Portfolio ("Baron Growth"), ING Columbia Contrarian Core Portfolio ("Columbia Contrarian Core") formerly, ING Davis New York Venture Portfolio, ING Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"), ING Global Bond Portfolio ("Global Bond"), ING Invesco Comstock Portfolio ("Invesco Comstock") formerly, ING Invesco Van Kampen Comstock Portfolio, ING Invesco Equity and Income Portfolio ("Invesco Equity and Income") formerly, ING Invesco Van Kampen Equity and Income Portfolio, ING JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), ING Oppenheimer Global Portfolio ("Oppenheimer Global"), ING PIMCO Total Return Portfolio ("PIMCO Total Return"), ING Pioneer High Yield Portfolio ("Pioneer High Yield"), ING T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"), ING T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"), and ING Templeton Foreign Equity Portfolio ("Templeton Foreign Equity") (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a diversified series of the Company. The investment objective of the Portfolios is described in the Portfolios' Prospectus.

The Company is authorized to offer four classes of shares (Adviser ("Class ADV"), Initial ("Class I"), Service ("Class S") and Service 2 ("Class S2")); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocable to each class. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser ("DSL" or the "Investment Adviser") to the Portfolios. ING Investment Management Co. LLC ("ING IM") serves as the sub-adviser to Global Bond. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor"), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value ("NAV"). Investments in securities of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's Valuation Procedures.

Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized costs, which approximates fair value, are generally considered to be Level 2 securities under applicable

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the Fund's Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured the Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented only when the

Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except Pioneer High Yield) declare and pay dividends annually. Pioneer High Yield declares dividends on a daily basis and pays dividends monthly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. GAAP for investment companies. Actual results could differ from these estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2013, the maximum amount of loss that American Century Small-Mid Cap Value, Global Bond, Invesco Comstock, Invesco Equity and Income, PIMCO Total Return and Templeton Foreign Equity would incur if the counterparties to its derivative transactions failed to perform would be $815, $2,230,700, $24,467, $18,716, $2,006,668 and $5,679, respectively, which represents the gross payments to be received by the Portfolios on open OTC swaps, forward foreign currency transactions, and purchased OTC options were they to be unwound as of December 31, 2013. To reduce the amount of potential loss to PIMCO Total Return, various counterparties have posted $1,137,000 in cash collateral and $520,000 principal amount in U.S. Treasury Bills for open OTC transactions at December 31, 2013.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements. There were no credit events during the year ended December 31, 2013, that triggered any credit related contingent features for each respective Portfolio.

As of December 31, 2013, American Century Small-Mid Cap Value, Global Bond, Invesco Comstock, Invesco Equity and Income and PIMCO Total Return had a net liability position of $68,482, $2,996,624, $151,506, $421,035 and $3,829,990, respectively open OTC swaps, forward foreign currency contracts and written OTC options with credit related contingent features.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

If a contingent feature would have been triggered as of December 31, 2013, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2013, Global Bond had posted $1,020,000 in cash collateral for open OTC derivative transactions with its respective counterparties. As of December 31, 2013, PIMCO Total Return has pledged $3,810,000 in various U.S. Treasury Obligations as collateral for open OTC derivatives with its respective counterparties.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Summary Portfolio of Investments.

During the year ended December 31, 2013, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
American Century Small-Mid Cap Value*	$346,139	$8,683,970
Global Bond*	501,068,918	407,600,816
Invesco Comstock*	2,098,293	36,161,339
Invesco Equity and Income*	1,506,411	25,771,685
PIMCO Total Return**	31,966,770	145,144,398
Templeton Foreign Equity*	1,068,332	—

*  For the year ended December 31, 2013, the Portfolios used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2013.

**  For the year ended December 31, 2013, the Portfolio used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2013.

I.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

As of December 31, 2013, PIMCO Total Return had posted $1,463,000 cash collateral and $876,000 principal value in U.S. Treasury Notes and Bonds as collateral with their respective broker for open futures contracts which have been footnoted as pledged on the Summary Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2013, Global Bond and PIMCO Total Return have purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios' securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2013, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Global Bond	$137,180,891	$88,949,749
PIMCO Total Return	572,516,259	21,398,561

J.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon ("BNY") provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.  Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L.  When-Issued and Delayed-Delivery Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios' Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price. Certain brokers have posted $790,000 in cash collateral and $143,000 principal amount in U.S. Treasury Notes as collateral for open delayed-delivery transactions.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps ("swaptions"), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2013, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options. There were no open written options at December 31, 2013.

During the year ended December 31, 2013, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. There were no open purchased or written interest rate swaptions at December 31, 2013.

During the year ended December 31, 2013, PIMCO Total Return had written foreign currency options to generate income. There were no open written foreign currency options at December 31, 2013.

During the year ended December 31, 2013, PIMCO Total Return had written options on exchange-traded futures contracts on various bonds and notes to generate income. Please refer to the table following the Summary Portfolio of Investments for open written options on exchange-traded futures contracts at December 31, 2013.

During the year ended December 31, 2013, PIMCO Total Return had written interest rate swaptions to gain additional exposure to generate income. Please refer to the table following the Summary Portfolio of Investments for PIMCO Total Return for open written interest rate swaptions at December 31, 2013.

During the year ended December 31, 2013, PIMCO Total Return had written credit default swaptions to generate income. Please refer to the table following the Summary Portfolio of Investments for open written credit default options at December 31, 2013.

Please refer to Note 8 for the volume of both purchased and written option activity during the year ended December 31, 2013.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("Centrally cleared swaps").

The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio's Statements of Assets or Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Portfolio's counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which a Portfolio is seller of protection are disclosed following each Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities

For the year ended December 31, 2013, Global Bond and PIMCO Total Return had purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events. Global Bond also purchased credit protection through CDX indices to decrease exposure to the markets or certain sectors of the markets. In addition, PIMCO Total Return has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and credit default indices that are either unavailable or considered to be less attractive in the bond market and to hedge against anticipated potential credit events. PIMCO Total Return also sold protection on CDX indices to gain additional exposure to the market or certain sectors of the markets.

For the year ended December 31, 2013, Global Bond had an average notional amount of $18,000,000 on credit default swaps to buy protection. There were no open credit default swaps at December 31, 2013.

For the year ended December 31, 2013, PIMCO Total Return had average notional amounts of $250,000 and $85,006,026 on credit default swaps to buy and sell protection, respectively. There were no open credit default swaps to buy protection at December 31, 2013. Please refer to the tables following the Summary Portfolio of Investment for open credit default swaps to sell protection at December 31, 2013.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2013, Global Bond and PIMCO Total Return had entered into interest rate swaps in which they pay a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $119,392,720 and $386,511,278, respectively.

For the year ended December 31, 2013, Global Bond and PIMCO Total Return had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $91,744,971 and $74,044,935, respectively.

Global Bond and PIMCO Total Return enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following each respective Summary Portfolio of Investments for open interest rate swaps at December 31, 2013.

Global Bond had posted $470,000 in cash collateral as initial margin for the open centrally cleared swaps outstanding on December 31, 2013. Please refer to the tables following the Summary Portfolio of Investments for open centrally cleared swaps.

PIMCO Total Return had posted $1,661,000 in cash collateral and $2,359,000 principal amount in U.S. Treasury Notes which have been pledged in the Summary Portfolio of Investments for the open centrally cleared swaps outstanding on December 31, 2013. Please refer to the tables following the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Summary Portfolio of Investments for open centrally cleared swaps.

P.  Structured Products. Global Bond invests in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. Please refer to the Summary Portfolio of Investments for structured products held by Global Bond at December 31, 2013.

Q.  Sale Commitments. Sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, a Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, a Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. Please refer to the table following the Summary Portfolio of Investments for open sales commitments at December 31, 2013.

R.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
American Century Small-Mid Cap Value	$316,423,509	$273,209,475
Baron Growth	140,731,159	70,606,675
Columbia Contrarian Core	435,674,709	554,556,816
Columbia Small Cap Value II	68,378,577	87,402,646
Global Bond	796,399,875	798,069,420
Invesco Comstock	70,155,933	58,294,218
Invesco Equity and Income	209,365,410	264,820,835
JPMorgan Mid Cap Value	256,214,377	151,007,375
Oppenheimer Global	190,338,171	315,149,552
PIMCO Total Return	154,047,570	350,331,236
Pioneer High Yield	64,267,104	57,673,590
T. Rowe Price Diversified Mid Cap Growth	158,677,078	238,556,847
T. Rowe Price Growth Equity	545,756,231	552,407,559
Templeton Foreign Equity	123,291,017	309,901,038

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$608,060,334	$652,305,847
Invesco Equity and Income	71,520,718	76,750,546
PIMCO Total Return	11,901,679,141	12,172,917,350

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Each Portfolio has entered into an investment advisory agreement with DSL. For its services, each Portfolio pays DSL a monthly fee in arrears equal to the following as a percentage of each Portfolio's average daily net assets during the month:

Portfolio	Fee
American Century Small-Mid Cap Value	1.00%
Baron Growth	0.85% on the first $2 billion;
0.80% on assets over $2 billion
Columbia Contrarian Core	0.80%
Columbia Small Cap Value II	0.75%
Global Bond(1)	0.500% on the first $4 billion;
0.475% on the next $1 billion;
0.450% on the next $1 billion;
0.430% on assets over $6 billion

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee
Invesco Comstock	0.60%
Invesco Equity and Income	0.55%
JPMorgan Mid Cap Value	0.75% on the first $500 million;
0.65% on the next $500 million;
0.60% on assets over $1 billion
Oppenheimer Global	0.60% on the first $4 billion;
0.58% on the next $4 billion;
0.56% on assets over $8 billion
PIMCO Total Return	0.44%
Pioneer High Yield	0.60% on the first $2 billion;
0.50% on the next $1 billion;
0.40% on the next $1 billion;
0.30% on assets over $4 billion
T. Rowe Price Diversified Mid Cap Growth	0.64%
T. Rowe Price Growth Equity	0.60%
Templeton Foreign Equity	0.80% on the first $500 million;
0.75% on assets over $500 million

(1)  DSL had contractually agreed to waive a portion of the advisory fee so that the annual advisory fee is 0.40%. This waiver expired effective May 1, 2013.

DSL has contractually agreed to waive a portion of the advisory fee for American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Global Bond, Invesco Comstock, and T. Rowe Price Growth Equity. The waiver is calculated as follows:

Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate)

In addition, DSL has agreed to further waive a portion of the advisory fee for T. Rowe Price Growth Equity. The waiver for T. Rowe Price Growth Equity is based on the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee schedule effective June 1, 2010 with respect to T. Rowe Price Growth Equity and ING T. Rowe Price Equity Income Portfolio, which is not included in this report, and effective May 1, 2011 with respect to ING T. Rowe Price Equity Income Portfolio, which is not included in this report, pro rata based on each Portfolio's contribution to the amount saved.

For the year ended December 31, 2013, DSL waived $348,042, $46,210, $26,972, $41,612, $12,926 and $99,520 for American Century Small-Mid Cap Value,

Columbia Contrarian Core, Columbia Small Cap Value II, Global Bond, Invesco Comstock, and T. Rowe Price Growth Equity, respectively. There is no guarantee that the waivers will continue. Each waiver only renews at the election of DSL. Termination or modification of these contractual waivers requires approval by the Board.

Effective June 1, 2009, Templeton Foreign Equity may invest its assets in Templeton Smaller Companies Fund. Templeton Foreign Equity's purchase of shares of Templeton Smaller Companies Fund will result in Templeton Foreign Equity paying a proportionate share of the expenses of Templeton Smaller Companies Fund. DSL will waive its management fee in an amount equal to the advisory fee received by the adviser of the Templeton Smaller Companies Fund resulting from the Templeton Foreign Equity's investment into the Templeton Smaller Companies Fund. There were no such waivers for the year ended December 31, 2013.

Under an administrative services agreement, IFS, an indirect, wholly-owned subsidiary of ING U.S. Inc, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios' operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% based on the average daily net assets of each Portfolio.

The Company and DSL have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by DSL based on the average daily net assets of the respective Portfolios. The sub-advisers of the Portfolios are as follows (* denotes a related party sub-adviser):

Portfolio	Sub-Adviser
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Contrarian Core(1) & Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Global Bond	ING Investment Management Co. LLC*
Invesco Comstock & Invesco Equity and Income	Invesco Advisers, Inc.
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
Oppenheimer Global	Oppenheimer Funds, Inc.
PIMCO Total Return	Pacific Investment Management Company LLC
Pioneer High Yield	Pioneer Investment Management, Inc.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

Portfolio	Sub-Adviser
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.
Templeton Foreign Equity	Templeton Investment Counsel, LLC

(1)  Prior to April 30, 2013, the Portfolio was sub-advised by Davis Selected Advisers, L.P.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-advisers. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Company has a plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Class ADV and Class S2 shares of each respective Portfolio that has Class ADV and/or Class S2 shares. The Plan provides for a distribution fee, payable to the Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV and Class S2 shares, as applicable. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Class ADV, Class S and Class S2 which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively. The Distributor has contractually agreed to waive a portion of the servicing fee for Baron Growth so that total net operating expenses do not exceed 1.31% for Class S shares. Termination or modification of these contractual waivers requires approval by the Board. There is no guarantee that any of the waivers will continue.

Fees paid to the Distributor by class during the year ended December 31, 2013 are shown in the accompanying Statements of Operations.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended December 31, 2013, Columbia Contrarian Core incurred $52,700 of information statement costs associated with the sub-adviser, name, principal investment strategies, and fee structure changes of the Portfolio. The Investment Adviser reimbursed the Portfolio for these costs.

At December 31, 2013, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	American Century Small-Mid Cap Value	66.61%
	Baron Growth	38.60%
	Columbia Contrarian Core	8.91%
	Columbia Small Cap Value II	10.00%
	Global Bond	72.23%
	Invesco Comstock	26.06%
	Invesco Equity and Income	66.30%
	JPMorgan Mid Cap Value	42.58%
	Oppenheimer Global	74.99%
	PIMCO Total Return	71.59%
	Pioneer High Yield	48.17%
	T. Rowe Price Diversified Mid Cap Growth	75.60%
	T. Rowe Price Growth Equity	53.71%
	Templeton Foreign Equity	22.46%
ING National Trust	American Century Small-Mid Cap Value	31.78%
	Baron Growth	13.82%
	Columbia Small Cap Value II	5.63%
	Global Bond	16.48%
	Invesco Comstock	9.94%
	JPMorgan Mid Cap Value	16.29%
	Oppenheimer Global	8.32%
	PIMCO Total Return	25.07%
	T. Rowe Price Growth Equity	16.51%
ING USA Annuity and Life Insurance Company	Baron Growth	43.11%
	Columbia Contrarian Core	83.39%
	Columbia Small Cap Value II	74.05%
	Invesco Comstock	57.53%
	Invesco Equity and Income	28.26%
	JPMorgan Mid Cap Value	33.76%
	Oppenheimer Global	9.70%
	T. Rowe Price Growth Equity	16.22%
	Templeton Foreign Equity	64.84%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary	Portfolios	Percentage
ReliaStar Life Insurance Company	Oppenheimer Global	5.11%
	Pioneer High Yield	25.56%
	T. Rowe Price Diversified Mid Cap Growth	13.35%
Security Life of Denver Insurance Company	Global Bond	5.12%
	Pioneer High Yield	24.81%
	T. Rowe Price Diversified Mid Cap Growth	5.52%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the following annual expenses to average daily net assets:

Portfolio	Class ADV	Class I	Class S	Class S2
American Century Small-Mid Cap Value	1.52%	1.02%	1.27%	1.42%
Baron Growth	1.59%	1.09%	1.34%	1.49%
Columbia Contrarian Core(1)	N/A	N/A	N/A	N/A
Columbia Small Cap Value II	1.65%	1.15%	1.40%	1.55%
Global Bond(2)	1.10%	0.60%	0.85%	N/A
Invesco Comstock(3)	N/A	N/A	N/A	N/A
Invesco Equity and Income	1.15%	0.65%	0.90%	1.05%
JPMorgan Mid Cap Value	1.50%	1.00%	1.25%	1.40%
Oppenheimer Global	1.30%	0.80%	1.05%	1.20%
PIMCO Total Return	1.08%	0.58%	0.83%	0.98%
Pioneer High Yield	N/A	0.71%	0.96%	N/A
T. Rowe Price Diversified Mid Cap Growth	1.25%	0.75%	1.00%	1.15%
T. Rowe Price Growth Equity	1.25%	0.75%	1.00%	1.15%
Templeton Foreign Equity(4)	1.48%	0.98%	1.23%	1.38%

(1)  Pursuant to a side letter agreement, through May 1, 2014, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.25%, 0.75%, and 1.00% for Class ADV, Class I, and Class S, respectively. Termination or modification of this side letter agreement requires approval by the Board. The amounts waived or reimbursed are not eligible for recoupment. There is no guarantee that these waivers will continue.

(2)  Prior to May 1, 2013, the expense limits were 1.04%, 0.54%, and 0.79% for Class ADV, Class I, and Class S, respectively.

(3)  Pursuant to a side letter agreement, through May 1, 2014, the Investment Adviser has agree to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.31%, 0.81% and 1.06% for Class ADV, Class I, and Class S, respectively. The amounts waived or reimbursed are not eligible for recoupment. Termination or modification of this side letter agreement requires approval by the Board. There is no guarantee that this waiver will continue.

(4)  Pursuant to a side letter agreement, through May 1, 2014, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.42%, 0.92%, 1.17% and 1.32% for Class ADV, Class I, Class S, and Class S2, respectively. The amounts waived or reimbursed are not eligible for recoupment. Termination or modification of this side letter agreement requires approval by the Board. There is no guarantee that this waiver will continue.

The Investment Adviser may, at a later date, recoup from a Portfolio for management fees waived and other expenses, except as otherwise noted above, assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

At December 31, 2013, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2014	2015	2016	Total
American Century Small-Mid Cap Value	$463,177	$413,790	$471,719	$1,348,686
Global Bond	117,411	165,760	243,845	527,016
Invesco Equity and Income	—	233,707	261,856	495,563
PIMCO Total Return	—	76,233	65,174	141,407
Pioneer High Yield	57,087	39,164	16,528	112,779
T. Rowe Price Diversified Mid Cap Growth	—	152,848	178,875	331,723
Templeton Foreign Equity	—	9,367	—	9,367

The Expense Limitation Agreement is contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the investment advisory agreement has been terminated.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 8 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond during the year ended December 31, 2013 were as follows:

	USD Notional	Cost
Balance at 12/31/12	30,100,000	$565,003
Options Purchased	225,452,722	2,882,875
Options Terminated in Closing Sell Transactions	(72,700,000)	(758,417)
Options Expired	(169,152,722)	(2,443,486)
Balance at 12/31/13	13,700,000	$245,975

Transactions in purchased interest rate swaptions for Global Bond during the year ended December 31, 2013 were as follows:

	EUR Notional	USD Notional	Cost
Balance at 12/31/12	—	18,980,000	$1,405,945
Options Purchased	15,350,000	121,276,000	4,238,250
Options Terminated in Closing Sell Transactions	(15,350,000)	(140,256,000)	(5,644,195)
Balance at 12/31/13	—	—	$—

Transactions in written foreign currency options for Global Bond during the year ended December 31, 2013 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/12	41,500,000	$437,089
Options Written	254,163,882	1,482,514
Options Terminated in Closing Purchase Transactions	(119,731,941)	(779,998)
Options Expired	(175,931,941)	(1,139,605)
Balance at 12/31/13	—	$—

Transactions in written interest rate swaptions for Global Bond Portfolio during the year ended December 31, 2013 were as follows:

	EURUSD Notional	Premiums Notional	Received
Balance at 12/31/12	—	—	$—
Options Written	33,966,000	147,918,000	4,260,396
Options Terminated in Closing Purchase Transactions	(33,966,000)	(147,918,000)	(4,260,396)
Balance at 12/31/13	—	—	$—

Transactions in written foreign currency options for PIMCO Total Return during the year ended December 31, 2013 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/12	—	$—
Options Written	8,900,000	38,129
Options Expired	(8,900,000)	(38,129)
Balance at 12/31/13	—	$—

Transactions in written options on exchange-traded futures contracts for PIMCO Total Return during the year ended December 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/12	—	$—
Options Written	375	155,593
Options Terminated in Closing Purchase Transactions	(133)	(70,734)
Options Expired	(157)	(54,994)
Balance at 12/31/13	85	$29,865

Transactions in written interest rate swaptions for PIMCO Total Return during the year ended December 31, 2013 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/12	181,900,000	2,400,000	$748,900
Options Written	778,900,000	27,600,000	2,816,177
Options Terminated in Closing Purchase Transactions	(61,200,000)	—	(289,202)
Options Exercised	(91,000,000)	—	(308,856)
Options Expired	(484,600,000)	(10,600,000)	(1,722,515)
Balance at 12/31/13	324,000,000	19,400,000	$1,244,504

Transactions in written credit default swaptions for PIMCO Total Return during the year ended December 31, 2013 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/12	—	—	$—
Options Written	7,000,000	3,000,000	13,360
Options Expired	(1,400,000)	—	(2,765)
Balance at 12/31/13	5,600,000	3,000,000	$10,595

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
American Century Small-Mid Cap Value
Class ADV
12-31-13	1,908,779	—	255,590	(478,822)	1,685,547	25,401,340	—	3,480,821	(6,583,938)	22,298,223
12-31-12	1,333,880	—	357,977	(300,324)	1,391,533	15,412,039	—	3,952,062	(3,493,491)	15,870,610
Class I
12-31-13	2,803,523	—	471,256	(1,671,336)	1,603,443	38,492,685	—	6,625,364	(23,199,758)	21,918,291
12-31-12	2,410,359	—	719,620	(1,231,006)	1,898,973	28,227,873	—	8,174,887	(14,736,575)	21,666,185
Class S
12-31-13	1,521,362	—	324,506	(1,208,694)	637,174	20,912,870	—	4,526,476	(16,697,348)	8,741,998
12-31-12	1,377,158	—	620,393	(1,421,228)	576,323	16,291,876	—	6,998,031	(16,548,364)	6,741,543
Class S2
12-31-13	202,674	—	17,533	(47,839)	172,368	2,661,224	—	237,383	(647,982)	2,250,625
12-31-12	142,244	—	19,169	(58,869)	102,544	1,629,042	—	210,285	(677,443)	1,161,884
Baron Growth
Class ADV
12-31-13	1,157,701	—	169,006	(328,106)	998,601	30,469,592	—	4,465,153	(8,653,788)	26,280,957
12-31-12	478,972	—	—	(616,454)	(137,482)	10,097,984	—	—	(12,872,140)	(2,774,156)
Class I
12-31-13	2,159,249	—	410,831	(1,099,382)	1,470,698	60,122,690	—	11,499,155	(30,290,467)	41,331,378
12-31-12	821,186	—	—	(1,450,146)	(628,960)	17,741,556	—	—	(31,862,860)	(14,121,304)
Class S
12-31-13	3,853,141	—	1,276,468	(2,839,802)	2,289,807	103,677,040	—	34,770,996	(76,684,884)	61,763,152
12-31-12	1,825,589	—	—	(5,222,066)	(3,396,477)	39,329,333	—	—	(110,509,053)	(71,179,720)
Class S2
12-31-13	155,404	—	6,243	(12,554)	149,093	4,349,238	—	165,385	(329,382)	4,185,241
12-31-12	55,399	—	—	(10,207)	45,192	1,182,958	—	—	(215,789)	967,169
Columbia Contrarian Core
Class ADV
12-31-13	143,979	—	6,917	(77,197)	73,699	3,181,643	—	154,462	(1,691,210)	1,644,895
12-31-12	79,431	—	652	(81,035)	(952)	1,419,917	—	11,669	(1,447,697)	(16,111)
Class I
12-31-13	123,522	—	7,048	(4,582,915)	(4,452,345)	2,578,326	—	161,392	(96,282,160)	(93,542,442)
12-31-12	1,833,006	—	41,268	(3,468,590)	(1,594,316)	34,009,858	—	756,030	(64,368,932)	(29,603,044)
Class S
12-31-13	653,059	—	183,614	(2,231,846)	(1,395,173)	13,992,625	—	4,158,860	(49,218,629)	(31,067,144)
12-31-12	452,904	—	43,956	(2,103,522)	(1,606,662)	8,301,310	—	796,919	(38,058,592)	(28,960,363)
Columbia Small Cap Value II
Class ADV
12-31-13	489,856	—	5,893	(311,692)	184,057	6,598,169	—	83,440	(4,208,893)	2,472,716
12-31-12	259,095	—	1,554	(132,517)	128,132	2,749,631	—	16,378	(1,437,432)	1,328,577
Class I
12-31-13	525,149	—	12,907	(466,249)	71,807	7,387,415	—	186,643	(6,416,300)	1,157,758
12-31-12	320,769	—	7,440	(635,727)	(307,518)	3,454,725	—	79,902	(6,942,517)	(3,407,890)
Class S
12-31-13	554,966	—	81,288	(2,307,564)	(1,671,310)	8,102,760	—	1,171,365	(32,292,021)	(23,017,896)
12-31-12	133,197	—	30,958	(2,116,277)	(1,952,122)	1,450,774	—	331,250	(23,004,152)	(21,222,128)
Class S2
12-31-13	19,528	—	404	(10,938)	8,994	261,900	—	5,701	(145,135)	122,466
12-31-12	25,724	—	284	(16,314)	9,694	276,150	—	2,979	(174,821)	104,308
Global Bond
Class ADV
12-31-13	470,925	—	151,012	(399,848)	222,089	5,104,994	—	1,540,323	(4,268,559)	2,376,758
12-31-12	518,744	—	171,012	(312,427)	377,329	5,900,634	—	1,881,128	(3,553,968)	4,227,794
Class I
12-31-13	560,623	—	1,225,888	(6,060,398)	(4,273,887)	6,184,034	—	12,614,384	(65,602,461)	(46,804,043)
12-31-12	691,804	—	1,796,289	(4,681,899)	(2,193,806)	8,002,821	—	19,902,878	(53,509,433)	(25,603,734)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Bond (continued)
Class S
12-31-13	521,691	—	254,151	(1,397,595)	(621,753)	5,723,653	—	2,622,842	(15,235,649)	(6,889,154)
12-31-12	945,663	—	349,890	(1,420,511)	(124,958)	10,899,688	—	3,887,280	(16,376,415)	(1,589,447)
Class S2
12-31-13	—	—	—	—	—	—	—	—	—	—
12-31-12	—	—	—	—	—	—	—	—	—	—
Invesco Comstock
Class ADV
12-31-13	603,933	—	12,499	(196,211)	420,221	8,169,712	—	190,257	(2,714,756)	5,645,213
12-31-12	358,305	—	20,288	(174,256)	204,337	3,846,204	—	229,480	(1,889,643)	2,186,041
Class I
12-31-13	786,136	—	37,382	(1,283,129)	(459,611)	10,817,877	—	574,039	(17,867,297)	(6,475,381)
12-31-12	302,927	—	62,463	(787,977)	(422,587)	3,298,101	—	712,177	(8,600,364)	(4,590,086)
Class S
12-31-13	5,107,804	—	167,350	(4,026,287)	1,248,867	68,564,807	—	2,566,247	(55,194,014)	15,937,040
12-31-12	1,711,040	—	276,791	(3,678,763)	(1,690,932)	18,193,729	—	3,150,071	(39,922,439)	(18,578,639)
Invesco Equity and Income
Class ADV
12-31-13	324,124	—	7,062	(137,436)	193,750	13,389,642	—	311,510	(5,623,667)	8,077,485
12-31-12	229,686	—	9,475	(375,169)	(136,008)	8,016,748	—	340,091	(13,117,751)	(4,760,912)
Class I
12-31-13	282,483	—	166,447	(1,671,224)	(1,222,294)	11,635,778	—	7,442,530	(69,651,058)	(50,572,750)
12-31-12	190,642	—	327,033	(2,865,933)	(2,348,258)	6,753,206	—	11,917,878	(102,079,806)	(83,408,722)
Class S
12-31-13	955,266	—	68,221	(414,399)	609,088	39,807,176	—	3,031,362	(16,907,129)	25,931,409
12-31-12	690,776	—	104,066	(1,566,602)	(771,760)	23,372,305	—	3,765,286	(55,028,886)	(27,891,295)
Class S2
12-31-13	68,351	—	1,037	(19,889)	49,499	2,931,580	—	45,616	(808,823)	2,168,373
12-31-12	52,204	—	977	(39,999)	13,182	1,839,890	—	35,093	(1,428,637)	446,346
JPMorgan Mid Cap Value
Class ADV
12-31-13	1,266,772	—	128,713	(227,360)	1,168,125	23,875,431	—	2,530,676	(4,436,460)	21,969,647
12-31-12	667,375	—	12,112	(311,760)	367,727	10,421,781	—	198,863	(4,806,060)	5,814,584
Class I
12-31-13	3,432,656	—	493,740	(2,070,549)	1,855,847	65,792,580	—	9,922,736	(41,373,304)	34,342,012
12-31-12	2,865,631	—	91,414	(1,637,340)	1,319,705	45,194,647	—	1,523,265	(25,638,991)	21,078,921
Class S
12-31-13	5,471,300	—	698,334	(3,020,429)	3,149,205	103,279,744	—	13,892,952	(58,391,816)	58,780,880
12-31-12	4,608,320	—	100,401	(2,562,338)	2,146,383	71,932,068	—	1,663,038	(39,754,355)	33,840,751
Class S2
12-31-13	119,247	—	7,558	(45,552)	81,253	2,290,868	—	148,694	(870,014)	1,569,548
12-31-12	154,479	—	1,099	(7,153)	148,425	2,432,968	—	18,037	(111,686)	2,339,319
Oppenheimer Global
Class ADV
12-31-13	871,755	—	53,832	(570,239)	355,348	14,245,191	—	894,142	(9,190,450)	5,948,883
12-31-12	622,360	—	43,998	(757,841)	(91,483)	8,367,893	—	576,376	(10,100,166)	(1,155,897)
Class I
12-31-13	1,668,624	—	1,108,918	(12,272,291)	(9,494,749)	27,753,240	—	18,995,765	(207,701,520)	(160,952,515)
12-31-12	1,435,913	—	1,230,622	(13,218,957)	(10,552,422)	19,959,126	—	16,601,083	(180,887,396)	(144,327,187)
Class S
12-31-13	2,437,447	—	161,424	(1,952,393)	646,478	39,723,053	—	2,687,717	(32,219,715)	10,191,055
12-31-12	1,884,632	—	141,218	(2,993,068)	(967,218)	25,505,304	—	1,852,787	(40,066,110)	(12,708,019)
Class S2
12-31-13	116,186	—	2,083	(24,695)	93,574	1,921,060	—	34,018	(397,258)	1,557,820
12-31-12	94,559	—	1,118	(13,756)	81,921	1,236,476	—	14,419	(178,534)	1,072,361
PIMCO Total Return
Class ADV
12-31-13	2,868,423	—	711,107	(4,003,882)	(424,352)	33,957,710	—	7,978,624	(46,312,355)	(4,376,021)
12-31-12	4,697,540	—	450,342	(2,089,412)	3,058,470	55,733,518	—	5,305,029	(24,760,256)	36,278,291

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
PIMCO Total Return (continued)
Class I
12-31-13	1,651,231	—	1,628,091	(15,748,966)	(12,469,644)	20,132,981	—	18,739,326	(188,464,346)	(149,592,039)
12-31-12	4,130,424	—	1,463,873	(5,354,240)	240,057	50,353,314	—	17,654,316	(65,069,698)	2,937,932
Class S
12-31-13	1,835,526	—	1,591,427	(12,116,759)	(8,689,806)	21,991,704	—	18,142,265	(143,306,602)	(103,172,633)
12-31-12	5,391,860	—	1,343,494	(4,873,416)	1,861,938	64,893,693	—	16,054,750	(58,821,089)	22,127,354
Class S2
12-31-13	104,488	—	13,887	(273,579)	(155,204)	1,218,793	—	154,567	(3,164,027)	(1,790,667)
12-31-12	316,872	—	7,596	(62,975)	261,493	3,743,702	—	88,795	(734,427)	3,098,070
Pioneer High Yield
Class ADV
12-31-13	—	—	—	—	—	—	—	—	—	—
12-31-12	—	—	—	—	—	—	—	—	—	—
Class I
12-31-13	2,356,462	—	450,641	(2,258,105)	548,998	28,569,887	—	5,470,673	(27,374,725)	6,665,835
12-31-12	2,181,483	—	478,425	(1,914,276)	745,632	24,423,077	—	5,386,315	(21,266,039)	8,543,353
Class S
12-31-13	135,486	—	16,020	(229,763)	(78,257)	1,638,023	—	194,214	(2,792,153)	(959,916)
12-31-12	232,855	—	15,454	(57,740)	190,569	2,558,067	—	174,018	(645,039)	2,087,046
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12-31-13	276,769	—	33,424	(431,730)	(121,537)	2,653,031	—	335,581	(4,200,379)	(1,211,767)
12-31-12	451,152	—	228,493	(506,797)	172,848	3,868,442	—	1,825,813	(4,304,423)	1,389,832
Class I
12-31-13	1,111,974	—	982,896	(9,469,381)	(7,374,511)	11,368,214	—	10,474,732	(97,032,109)	(75,189,163)
12-31-12	445,381	—	7,047,215	(11,769,348)	(4,276,752)	4,004,786	—	59,366,968	(103,416,656)	(40,044,902)
Class S
12-31-13	869,027	—	27,204	(514,567)	381,664	9,151,841	—	281,838	(5,176,441)	4,257,238
12-31-12	312,787	—	188,900	(997,189)	(495,502)	2,711,864	—	1,557,913	(9,025,962)	(4,756,185)
Class S2
12-31-13	72,646	—	1,386	(105,474)	(31,442)	689,718	—	13,902	(946,873)	(243,253)
12-31-12	43,716	—	10,140	(24,680)	29,176	381,695	—	81,070	(205,121)	257,644
T. Rowe Price Growth Equity
Class ADV
12-31-13	275,713	—	372	(175,607)	100,478	19,955,159	—	27,617	(12,666,285)	7,316,491
12-31-12	350,572	—	—	(301,120)	49,452	21,231,531	—	—	(18,087,259)	3,144,272
Class I
12-31-13	1,553,782	—	2,430	(2,081,757)	(525,545)	108,257,942	—	186,027	(154,399,469)	(45,955,500)
12-31-12	1,922,261	—	19,593	(2,816,469)	(874,615)	120,462,837	—	1,241,246	(173,500,647)	(51,796,564)
Class S
12-31-13	1,240,461	—	712	(829,185)	411,988	95,712,528	—	53,639	(59,365,578)	36,400,589
12-31-12	1,876,068	—	—	(1,342,546)	533,522	115,340,182	—	—	(81,974,293)	33,365,889
Class S2
12-31-13	9,020	—	5	(4,920)	4,105	654,764	—	401	(353,339)	301,826
12-31-12	15,749	—	—	(2,994)	12,755	876,520	—	—	(183,959)	692,561
Templeton Foreign Equity
Class ADV
12-31-13	715,336	—	41,781	(485,426)	271,691	10,750,088	—	496,780	(5,872,543)	5,374,325
12-31-12	965,306	112,342	36,384	(268,562)	845,470	11,614,191	1,054,970	360,560	(2,717,058)	10,312,663
Class I
12-31-13	2,115,894	—	331,462	(15,132,400)	(12,685,044)	4,990,888	—	3,974,225	(173,797,876)	(164,832,763)
12-31-12	8,567,913	1,895,737	507,777	(7,713,062)	3,258,365	93,050,576	17,983,056	5,067,614	(78,650,239)	37,451,007
Class S
12-31-13	3,651,300	—	752,038	(8,871,748)	(4,468,410)	61,349,241	—	8,964,292	(105,021,224)	(34,707,691)
12-31-12	2,175,375	45,772,419	895,331	(11,848,237)	36,994,888	21,373,082	431,776,644	8,899,584	(127,541,994)	334,507,316
Class S2
12-31-13	72,572	—	2,011	(28,118)	46,465	914,177	—	23,884	(337,417)	600,644
12-31-12	3,368,523	—	1,844	(3,358,822)	11,545	31,663,149	—	18,252	(31,588,104)	93,297

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2013:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Columbia Contrarian Core	9	$658,889	1.10%
Global Bond	22	3,655,682	1.12%
Oppenheimer Global	3	2,595,000	1.09%
PIMCO Total Return	9	2,116,111	1.13%
Pioneer High Yield	5	1,313,000	1.09%
T. Rowe Price Diversified Mid Cap Growth	6	1,004,167	1.15%
T. Rowe Price Growth Equity	3	1,238,333	1.14%

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 12 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the "Agreement") with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. The following is a summary of the Portfolio's securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2013:

American Century Small-Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP PrimeBrokerage	$91,998	$(91,998)	$—
Citadel	18,175	(18,175)	—
Credit Suisse Securities USA	370,507	(370,507)	—
Deutsche Bank Securities	450,427	(450,427)	—
Goldman Sachs & Company	442,213	(442,213)	—
JPMorgan Clearing Corp.	199,840	(199,840)	—
Merrill Lynch	37,245	(37,245)	—
Morgan Stanley & Co. LLC	1,643,369	(1,643,369)	—
UBS Securities, LLC	294,687	(294,687)	—
Total	$3,548,461	$(3,548,461)	$—

(1)  Collateral with a fair value of $3,631,006 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$144,515	$(144,515)	$—
Credit Suisse Securities USA	199,568	(199,568)	—
Total	$344,083	$(344,083)	$—

(1)  Collateral with a fair value of $387,954 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP PrimeBrokerage	$315,990	$(315,990)	$—
Deutsche Bank Securities	992,950	(992,950)	—
Merrill Lynch	2,266,871	(2,266,871)	—
RBC Capital Markets LLC	545,392	(545,392)	—
Total	$4,121,203	$(4,121,203)	$—

(1)  Collateral with a fair value of $4,239,435 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Oppenheimer Global

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	$7,494,152	$(7,494,152)	$—
JPMorgan Clearing Corp.	996,978	(996,978)	—
JPMorgan Securities PLC	264,981	(264,981)	—
Morgan Stanley & Co. LLC	754,548	(754,548)	—
Total	$9,510,659	$(9,510,659)	$—

(1)  Collateral with a fair value of $9,980,458 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

PIMCO Total Return

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Corp.	$298,911	$(298,911)	$—
Barclays Capital Inc.	360,300	(360,300)	—
Citigroup Global Markets	689,971	(689,971)	—
JPMorgan Clearing Corp.	107,700	(107,700)	—
UBS AG	525,232	(525,232)	—
Total	$1,982,114	$(1,982,114)	$—

(1)  Collateral with a fair value of $2,024,970 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T.Rowe Price Diversified Mid Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP PrimeBrokerage	$93,808	$(93,808)	$—
Citigroup Global Markets	2,619,715	(2,619,715)	—
Credit Suisse Securities USA	151,258	(151,258)	—
Deutsche Bank Securities	304,184	(304,184)	—
Goldman Sachs & Company	2,357,575	(2,357,575)	—
Janney Montgomery Scott	233,538	(233,538)	—
JPMorgan Clearing Corp.	1,866,318	(1,866,318)	—
Merrill Lynch	21,304	(21,304)	—
Morgan Stanley & Co. LLC	2,879,863	(2,879,863)	—
National Financial	1,941,462	(1,941,462)	—
Scotia Capital	198,669	(198,669)	—
UBS Securities, LLC	3,127,941	(3,127,941)	—
Total	$15,795,635	$(15,795,635)	$—

(1)  Collateral with a fair value of $16,157,651 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

T.Rowe Price Growth Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$217,291	$(217,291)	$—
JPMorgan Clearing Corp.	6,080,222	(6,080,222)	—
Merrill Lynch	3,680,787	(3,680,787)	—
Morgan Stanley & Co. LLC	1,603,394	(1,603,394)	—
UBS Securities, LLC	1,205,490	(1,205,490)	—
Total	$12,787,184	$(12,787,184)	$—

(1)  Collateral with a fair value of $13,052,054 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower's discretion. Funded portions of the credit agreements are presented in the Summary Portfolio of Investments. At December 31, 2013, Pioneer High Yield had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unrealized Appreciation at 12/31/13*
BioScrip, Inc.	$90,000	$2,588
BioScrip, Inc.	50,000	1,438
Darling Intl.	710,000	—
Del Monte Foods	430,000	5,554
JLL/Delta Patheon	650,000	—
	$1,930,000	$9,580

*  Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio's Statement of Assets and Liabilities and Statement of Operations.

NOTE 14 — REORGANIZATIONS

On July 20, 2012, Templeton Foreign Equity ("Acquiring Portfolio") acquired all of the net assets of ING Artio Foreign Equity Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on June 28, 2012. The primary purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and Portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2012, are as follows:

Net investment income	$18,489,112
Net realized and unrealized loss on investments	$172,188,083
Net increase in net assets resulting from operations	$190,677,195

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since July 20, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Depreciation (000s)	Fund Conversion Ratio
Templeton Foreign Equity	ING Artio Foreign Equity Portfolio	$450,815	$505,263	$582,200	$(1,423)	0.9489

The net assets of Templeton Foreign Equity after the acquisition were $956,078,078.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
American Century Small-Mid Cap Value	$(266)	$257,024	$(256,758)
Baron Growth	(49)	(432,166)	432,215
Columbia Contrarian Core	—	11,653	(11,653)
Global Bond(1)	—	(11,040,798)	11,040,798
Invesco Comstock	—	(1,846,412)	1,846,412
Invesco Equity and Income	—	(216,976)	216,976
JPMorgan Mid Cap Value	—	9,174	(9,174)
Oppenheimer Global	—	(260,110)	260,110
PIMCO Total Return	—	7,560,923	(7,560,923)
Pioneer High Yield	—	984,144	(984,144)
T. Rowe Price Diversified Mid Cap Growth	—	31,436	(31,436)
T. Rowe Price Growth Equity	(1,778,105)	1,737,999	40,106
Templeton Foreign Equity	—	(886)	886

(1)  Relates to the tax treatment of foreign currency transactions, swaps, paydowns and short-term capital gains.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
American Century Small-Mid Cap Value	$12,281,011	$2,589,033	$11,434,229	$7,901,036
Baron Growth	13,035,796	37,864,893	—	—
Columbia Contrarian Core	4,474,714	—	1,564,618	—
Columbia Small Cap Value II	1,447,149	—	430,509	—
Global Bond	16,777,549	—	25,671,286	—
Invesco Comstock	3,330,543	—	4,091,728	—
Invesco Equity and Income	10,831,018	—	16,058,348	—
JPMorgan Mid Cap Value	4,373,388	22,121,670	3,403,203	—
Oppenheimer Global	22,611,642	—	19,044,665	—
PIMCO Total Return	44,655,399	359,383	39,102,890	—
Pioneer High Yield	5,664,887	—	5,560,333	—
T. Rowe Price Diversified Mid Cap Growth	2,207,235	8,898,818	3,980,752	58,851,012
T. Rowe Price Growth Equity	267,033	651	1,241,246	—
Templeton Foreign Equity	13,459,181	—	14,346,010	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
American Century Small-Mid Cap Value	$27,086,164	$23,680,057	$49,735,026	$—	—	—
Baron Growth	10,639,213	6,135,299	591,446,647	—	—	—
Columbia Contrarian Core	2,806,844	43,598,651	55,810,224	—	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Columbia Small Cap Value II	$642,273	$—	$58,597,817	$(31,639,801)	ST	2017
Global Bond	2,259,670	—	(10,360,868)	(3,280,058)	ST	None
				(155,841)	LT	None
				$(3,435,899)
Invesco Comstock	9,087	—	128,217,706	(62,777,266)	ST	2016
				(130,908,420)	ST	2017
				$(193,685,686)
Invesco Equity and Income	2,307,485	59,059,292	195,928,832	—	—	—
JPMorgan Mid Cap Value	4,779,591	37,242,367	192,240,309	—	—	—
Oppenheimer Global	19,722,534	23,992,837	712,371,389	—	—	—
PIMCO Total Return	19,606,561	770,241	6,187,770	—	—	—
Pioneer High Yield	2,647,081	—	9,333,105	(16,954,034)	ST	2017
T. Rowe Price Diversified Mid Cap Growth	1,763,082	55,515,013	329,444,270	—	—	—
T. Rowe Price Growth Equity	—	109,306,010	610,255,889	—	—	—
Templeton Foreign Equity	21,464,058	—	263,954,685	(11,132,244)	ST	2015
				(35,954,547)	ST	2016
				(133,709,136)	ST	2017
				(36,660,130)	LT	None
				$(217,456,057)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios' major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring

Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the "Separation Plan").

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the "IPO"). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 16 — RESTRUCTURING PLAN (continued)

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep's remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep's divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser's loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 17 — SUBSEQUENT EVENTS

On October 22, 2013, the Board approved a proposal to reorganize ING American Funds Asset Allocation Portfolio (the "Disappearing Portfolio"), which is not included in this report, with and into Invesco Equity and Income (the "Reorganization"). The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio at a shareholder meeting scheduled to be held on or about February 27, 2014. If shareholder approval is obtained, it is expected that the Reorganization will take place on our about March 14, 2014. In addition, if shareholder approval is obtained, the new advisory fee breakpoints for Invesco Equity and Income would be 0.55% on the first $750 million; 0.53% on the next $250 million; and 0.51% on assets over $1 billion and the Investment Adviser would waive 0.01% of the advisory fee. The Distributor would also be contractually obligated to further waive a portion of the distribution fee by 0.02% for Class S2 shares.

On January 23, 2014, the Board approved a proposal to reorganize ING MFS Total Return Portfolio (the "Disappearing Portfolio"), which is not included in this report, with and into Invesco Equity and Income (the "Reorganization"). The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio at a shareholder meeting scheduled to be held on or about June 19, 2014. If shareholder approval is obtained, it is expected that the Reorganization will take place on our about July 18, 2014.

On January 23, 2014, the Board approved new advisory fee breakpoints and a sub-advisory fee reduction for American Century Small-Mid Cap Value. Effective January 1, 2014 the new advisory fee is 1.00% on the first $250 million; 0.95% on the next $250 million; and 0.90% thereafter. In addition, pursuant to a separate waiver agreement, the Investment Adviser has agreed to further lower the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS (continued)

advisory fee for the Portfolio so that the advisory fee payable to the Investment Adviser will be waived in an amount equal to 50% of the savings to the Investment Adviser resulting from the implementation of the sub-advisory fee reduction for the period from January 1, 2014 through May 1, 2015.

On January 23, 2014, the Board approved new advisory fee breakpoints for Baron Growth and Oppenheimer Global. Effective January 1, 2014, the new advisory fee for Baron Growth is 0.850% on the first $1 billion; 0.825% on the next $1 billion; and 0.800% thereafter. Effective January 1, 2014, the new advisory fee for Oppenheimer Global is 0.60% on the first $3 billion; 0.58% on the next $1 billion; 0.57% on the next $4 billion; and 0.56% thereafter.

On January 23, 2014, the Board approved a new side letter expense limitation agreement for Columbia Contrarian Core. Effective January 1, 2014, the new side letter agreement, through May 1, 2015, is 1.21%, 0.71%, and 0.96% for Class ADV, Class I, and Class S, respectively.

On January 23, 2014, the Board approved a sub-advisory fee reduction for Invesco Comstock effective January 1, 2014. Additionally, the Investment Adviser has agreed to further lower the advisory fee for the Portfolio so that the advisory fee payable to the Investment Adviser will be waived in an amount equal to 50% of the savings to the Investment Adviser resulting from the implementation of the sub-advisory fee reduction for the period from January 1, 2014 through May 1, 2015.

Subsequent to December 31, 2013, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Pioneer High Yield
Class I	$0.0500	February 3, 2014	Daily
Class S	$0.0473	February 3, 2014	Daily

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.1%
		Consumer Discretionary: 10.8%
136,550		ADT Corp.	$5,526,179	1.4
61,626		Carnival Corp.	2,475,516	0.6
77,267		Lowe's Cos., Inc.	3,828,580	1.0
47,261		Target Corp.	2,990,203	0.8
1,316,287		Other Securities(a)	27,157,574	7.0
			41,978,052	10.8
		Consumer Staples: 5.4%
102,819		Hillshire Brands Co.	3,438,267	0.9
58,082		Mondelez International, Inc.	2,050,295	0.5
113,463		Sysco Corp.	4,096,014	1.1
390,227		Other Securities	11,385,930	2.9
			20,970,506	5.4
		Energy: 7.4%
42,500		Apache Corp.	3,652,450	0.9
44,671		Devon Energy Corp.	2,763,795	0.7
168,849		Imperial Oil Ltd.	7,477,201	1.9
32,908		Murphy Oil Corp.	2,135,071	0.6
68,141	@	Southwestern Energy Co.	2,679,985	0.7
40,557		Williams Partners L.P.	2,062,729	0.5
445,217		Other Securities(a)	8,078,170	2.1
			28,849,401	7.4
		Financials: 25.9%
25,932	@	ACE Ltd.	2,684,740	0.7
229,437		Annaly Capital Management, Inc.	2,287,487	0.6
24,697		Chubb Corp.	2,386,471	0.6
76,450		Commerce Bancshares, Inc.	3,433,370	0.9
83,052		Corrections Corp. of America	2,663,478	0.7
61,389		HCC Insurance Holdings, Inc.	2,832,488	0.7
129,943		Northern Trust Corp.	8,042,172	2.1
214,754		People's United Financial, Inc.	3,247,081	0.8
175,448		Piedmont Office Realty Trust, Inc.	2,898,401	0.8
52,402		PNC Financial Services Group, Inc.	4,065,347	1.0
37,962		Reinsurance Group of America, Inc.	2,938,638	0.8
2,615,464		Other Securities	63,186,760	16.2
			100,666,433	25.9
		Health Care: 9.3%
78,492	@	CareFusion Corp.	3,125,551	0.8
56,788	@	Hospira, Inc.	2,344,209	0.6
63,648	@	LifePoint Hospitals, Inc.	3,363,160	0.9
Shares			Value	Percentage of Net Assets
48,963		Medtronic, Inc.	$2,809,987	0.7
53,773		Quest Diagnostics	2,879,006	0.7
41,198		Stryker Corp.	3,095,618	0.8
27,029		Zimmer Holdings, Inc.	2,518,833	0.7
411,448		Other Securities	16,057,931	4.1
			36,194,295	9.3
		Industrials: 12.8%
36,670		General Dynamics Corp.	3,503,819	0.9
123,324		Heartland Express, Inc.	2,419,617	0.6
62,767	@	Koninklijke Philips NV	2,311,165	0.6
265,612		Republic Services, Inc.	8,818,318	2.3
71,702	@	Tyco International Ltd.	2,942,650	0.8
1,049,244		Other Securities(a)	29,626,618	7.6
			49,622,187	12.8
		Information Technology: 10.0%
273,903		Applied Materials, Inc.	4,845,344	1.2
74,585		Maxim Integrated Products	2,081,667	0.5
35,972		Sandisk Corp.	2,537,465	0.7
41,789	@	TE Connectivity Ltd.	2,302,992	0.6
207,262	@	Teradyne, Inc.	3,651,956	0.9
39,899		Western Digital Corp.	3,347,526	0.9
905,567		Other Securities(a)	20,207,333	5.2
			38,974,283	10.0
		Materials: 4.7%
39,611		Nucor Corp.	2,114,435	0.5
661,560		Other Securities(a)	16,305,862	4.2
			18,420,297	4.7
		Telecommunication Services: 0.9%
84,029		CenturyTel, Inc.	2,676,324	0.7
21,459		Other Securities	971,084	0.2
			3,647,408	0.9
		Utilities: 7.9%
47,500		Consolidated Edison, Inc.	2,625,800	0.7
149,896		Great Plains Energy, Inc.	3,633,479	0.9
48,502		Laclede Group, Inc.	2,208,781	0.6
126,331		Westar Energy, Inc.	4,064,068	1.0
102,956		Xcel Energy, Inc.	2,876,591	0.7
424,608		Other Securities	15,511,151	4.0
			30,919,870	7.9
		Total Common Stock (Cost $318,262,161)	370,242,732	95.1

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.4%
129,545	iShares Russell Midcap Value Index Fund	$8,512,402	2.2
11,000	Other Securities	1,094,500	0.2
	Total Exchange-Traded Funds (Cost $8,992,234)	9,606,902	2.4
PREFERRED STOCK: 0.2%
	Consumer Discretionary: 0.1%
13,100	Other Securities(a)	490,333	0.1
	Consumer Staples: 0.1%
214	Other Securities	266,389	0.1
	Total Preferred Stock (Cost $620,764)	756,722	0.2
	Total Long-Term Investments (Cost $327,875,159)	380,606,356	97.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc(1): 0.9%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $1,020,002, due 01/31/14-01/01/44)	$1,000,000	0.2
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.3
Principal Amount†		Value	Percentage of Net Assets
631,006	Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $631,007, collateralized by various U.S. Government Agency Obligations, 1.372%-8.500%, Market Value plus accrued interest $643,626, due 05/01/17-12/01/44)	$631,006	0.2
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,020,002, due 03/28/14-04/15/30)	1,000,000	0.2
		3,631,006	0.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.0%
11,479,526	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $11,479,526)	$11,479,526	3.0
	Total Short-Term Investments (Cost $15,110,532)	15,110,532	3.9
	Total Investments in Securities (Cost $342,985,691)	$395,716,888	101.6
	Liabilities in Excess of Other Assets	(6,390,027)	(1.6)
	Net Assets	$389,326,861	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $345,981,734.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$57,389,457
Gross Unrealized Depreciation	(7,654,303)
Net Unrealized Appreciation	$49,735,154

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$41,978,052	$—	$—	$41,978,052
Consumer Staples	20,970,506	—	—	20,970,506
Energy	28,849,401	—	—	28,849,401
Financials	100,666,433	—	—	100,666,433
Health Care	36,194,295	—	—	36,194,295
Industrials	47,311,022	2,311,165	—	49,622,187
Information Technology	38,974,283	—	—	38,974,283
Materials	18,420,297	—	—	18,420,297
Telecommunication Services	3,647,408	—	—	3,647,408
Utilities	30,919,870	—	—	30,919,870
Total Common Stock	367,931,567	2,311,165	—	370,242,732
Exchange-Traded Funds	9,606,902	—	—	9,606,902
Preferred Stock	490,333	266,389	—	756,722
Short-Term Investments	11,479,526	3,631,006	—	15,110,532
Total Investments, at fair value	$389,508,328	$6,208,560	$—	$395,716,888
Other Financial Instruments+
Forward Foreign Currency Contracts	—	815	—	815
Total Assets	$389,508,328	$6,209,375	$—	$395,717,703
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(68,482)	$—	$(68,482)
Total Liabilities	$—	$(68,482)	$—	$(68,482)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING American Century Small-Mid Cap Value Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Swiss Franc	239,384	Buy	01/31/14	$267,874	$268,405	$531
Credit Suisse Group AG	Swiss Franc	70,056	Buy	01/31/14	78,265	78,549	284
							$815
Credit Suisse Group AG	Swiss Franc	309,440	Sell	01/31/14	$345,232	$346,954	$(1,722)
JPMorgan Chase & Co.	Canadian Dollar	225,856	Sell	01/31/14	212,106	212,464	(358)
JPMorgan Chase & Co.	Canadian Dollar	7,404,045	Sell	01/31/14	6,912,336	6,965,019	(52,683)
UBS AG	EU Euro	38,947	Sell	01/31/14	53,318	53,579	(261)
UBS AG	EU Euro	1,371,679	Sell	01/31/14	1,873,541	1,886,999	(13,458)
							$(68,482)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$815
Total Asset Derivatives		$815
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$68,482
Total Liability Derivatives		$68,482

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$211,229
Total	$211,229
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(73,188)
Total	$(73,188)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments at December 31, 2013:

	Credit Suisse Group AG	JPMorgan Chase & Co.	UBS AG	Totals
Assets:
Forward foreign currency contracts	$815	$—	$—	$815
Total Assets	815	—	—	815
Total asset derivative instruments subject to master netting agreements(1)	$—	$—	$—	$—
Liabilities:
Forward foreign currency contracts	$1,722	$53,041	$13,719	$68,482
Total Liabilities	1,722	53,041	13,719	68,482
Total liability derivative instruments subject to master netting agreements(1)	$—	$—	$—	$—

(1)  At December 31, 2013, the Portfolio had not entered into any master netting agreements with its derivative counterparties as disclosed above. As such, the Portfolio did not have any amounts subject to offset. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.6%
		Consumer Discretionary: 25.5%
429,000	@	Bright Horizons Family Solutions, Inc.	$15,761,460	1.3
590,000		Choice Hotels International, Inc.	28,974,900	2.5
550,000		Dick's Sporting Goods, Inc.	31,955,000	2.7
365,000	@	DreamWorks Animation SKG, Inc.	12,957,500	1.1
381,000		Interval Leisure Group, Inc.	11,772,900	1.0
1,125,000	@	LKQ Corp.	37,012,500	3.1
139,500	@	Lumber Liquidators	14,353,155	1.2
163,000		Morningstar, Inc.	12,728,670	1.1
70,000	@	Panera Bread Co.	12,368,300	1.0
650,000	@	Pinnacle Entertainment, Inc.	16,893,500	1.4
123,000	@	Shutterstock, Inc.	10,286,490	0.9
336,200	@	Under Armour, Inc.	29,350,260	2.5
475,000		Vail Resorts, Inc.	35,734,250	3.0
1,492,519		Other Securities	32,148,072	2.7
			302,296,957	25.5
		Consumer Staples: 6.6%
63,294	@	Boston Beer Co., Inc.	15,303,856	1.3
203,500		Church & Dwight Co., Inc.	13,487,980	1.1
260,000	@	TreeHouse Foods, Inc.	17,919,200	1.5
317,641	@	United Natural Foods, Inc.	23,946,955	2.0
450,000		Other Securities	8,154,000	0.7
			78,811,991	6.6
		Energy: 6.4%
97,000	@	Core Laboratories NV	18,522,150	1.5
140,000		Helmerich & Payne, Inc.	11,771,200	1.0
200,000		Targa Resources Corp.	17,634,000	1.5
532,500		Other Securities	28,377,450	2.4
			76,304,800	6.4
		Financials: 15.0%
195,000	@	Arch Capital Group Ltd.	11,639,550	1.0
272,255		Artisan Partners Asset Management, Inc.	17,748,303	1.5
318,000		Carlyle Group L.P.	11,327,160	1.0
435,000		Cohen & Steers, Inc.	17,426,100	1.5
490,500		Douglas Emmett, Inc.	11,423,745	1.0
400,380		Gaming and Leisure Properties, Inc.	20,343,308	1.7
420,000	@	MSCI, Inc. - Class A	18,362,400	1.5
370,000		Primerica, Inc.	15,876,700	1.3
1,199,700		Other Securities	53,179,490	4.5
			177,326,756	15.0
Shares			Value	Percentage of Net Assets
		Health Care: 7.4%
581,430	@	CFR Pharmaceuticals SA	$13,057,116	1.1
490,000	@	Community Health Systems, Inc.	19,242,300	1.6
122,200	@	Idexx Laboratories, Inc.	12,998,414	1.1
73,000	@	Mettler Toledo International, Inc.	17,709,070	1.5
105,000		Techne Corp.	9,940,350	0.8
331,256		Other Securities	15,207,307	1.3
			88,154,557	7.4
		Industrials: 16.8%
350,000		Air Lease Corp.	10,878,000	0.9
316,225	@	Colfax Corp.	20,140,370	1.7
534,000	@	Copart, Inc.	19,571,100	1.7
157,000	@	CoStar Group, Inc.	28,979,060	2.4
497,967		Generac Holdings, Inc.	28,204,851	2.4
350,000	@	Genesee & Wyoming, Inc.	33,617,500	2.8
106,000	@	Middleby Corp.	25,436,820	2.1
667,007		Other Securities	32,883,223	2.8
			199,710,924	16.8
		Information Technology: 15.6%
250,000	@	Ansys, Inc.	21,800,000	1.8
840,000		Booz Allen Hamilton Holding Corp.	16,086,000	1.4
290,000	@	Bottomline Technologies, Inc.	10,486,400	0.9
117,000	@	Concur Technologies, Inc.	12,072,060	1.0
405,300	@	Gartner, Inc.	28,796,565	2.4
400,000		MAXIMUS, Inc.	17,596,000	1.5
260,000		Pegasystems, Inc.	12,786,800	1.1
385,000	@	SS&C Technologies Holdings, Inc.	17,040,100	1.4
1,420,781		Other Securities	48,136,784	4.1
			184,800,709	15.6
		Materials: 1.8%
425,000	@	Caesar Stone Sdot Yam Ltd.	21,109,750	1.8
		Telecommunication Services: 0.2%
20,000		Other Securities	1,796,800	0.2
		Utilities: 1.3%
160,000		ITC Holdings Corp.	15,331,200	1.3
		Total Common Stock (Cost $554,400,582)	1,145,644,444	96.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Mutual Funds: 3.7%
44,186,154	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $44,186,154)	$44,186,154	3.7
	Total Short-Term Investments (Cost $44,186,154)	44,186,154	3.7
	Total Investments in Securities (Cost $598,586,736)	$1,189,830,598	100.3
	Liabilities in Excess of Other Assets	(4,024,179)	(0.3)
	Net Assets	$1,185,806,419	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

Cost for federal income tax purposes is $598,353,637.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$594,808,252
Gross Unrealized Depreciation	(3,331,291)
Net Unrealized Appreciation	$591,476,961

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock*	$1,145,644,444	$—	$—	$1,145,644,444
Short-Term Investments	44,186,154	—	—	44,186,154
Total Investments, at fair value	$1,189,830,598	$—	$—	$1,189,830,598

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 13.5%
127,650		Comcast Corp. - Class A	$6,633,332	1.9
57,580	@	DirecTV Group	3,978,202	1.1
36,650	@	Discovery Communications, Inc. - Class A	3,313,893	0.9
92,040	@	General Motors Co.	3,761,675	1.1
74,090		Viacom - Class B	6,471,021	1.8
18,595		Wynn Resorts Ltd.	3,611,335	1.0
353,397		Other Securities	19,958,182	5.7
			47,727,640	13.5
		Consumer Staples: 10.0%
85,310		CVS Caremark Corp.	6,105,637	1.7
30,700		Diageo PLC ADR	4,065,294	1.2
79,845		PepsiCo, Inc.	6,622,344	1.9
111,205		Philip Morris International, Inc.	9,689,292	2.7
73,440		Procter & Gamble Co.	5,978,750	1.7
51,060		Other Securities	2,932,886	0.8
			35,394,203	10.0
		Energy: 9.2%
68,590	@	Cameron International Corp.	4,083,163	1.1
100,540		Canadian Natural Resources Ltd.	3,402,274	1.0
67,295		Chevron Corp.	8,405,818	2.4
35,655		ExxonMobil Corp.	3,608,286	1.0
74,310		Halliburton Co.	3,771,233	1.1
209,820		Other Securities	9,406,699	2.6
			32,677,473	9.2
		Financials: 16.8%
64,305	@	Aon PLC	5,394,546	1.5
262,435		Bank of America Corp.	4,086,113	1.2
59,760	@	Berkshire Hathaway, Inc.	7,085,145	2.0
13,595		Blackrock, Inc.	4,302,410	1.2
238,415		Citigroup, Inc.	12,423,806	3.5
190,110		JPMorgan Chase & Co.	11,117,633	3.1
51,640		State Street Corp.	3,789,860	1.1
112,450		Wells Fargo & Co.	5,105,230	1.5
155,330		Other Securities	6,029,831	1.7
			59,334,574	16.8
		Health Care: 12.1%
106,790		Abbott Laboratories	4,093,261	1.2
111,515		Cardinal Health, Inc.	7,450,317	2.1
89,161	@	Covidien PLC	6,071,864	1.7
48,290	@	Express Scripts Holding Co.	3,391,889	1.0
81,100		Johnson & Johnson	7,427,949	2.1
Shares			Value	Percentage of Net Assets
162,030		Pfizer, Inc.	$4,962,979	1.4
37,050	@	Salix Pharmaceuticals Ltd.	3,332,277	0.9
64,190		Other Securities	6,108,245	1.7
			42,838,781	12.1
		Industrials: 11.6%
84,115	@	Eaton Corp. PLC	6,402,834	1.8
24,595		FedEx Corp.	3,536,023	1.0
325,355		General Electric Co.	9,119,701	2.6
76,285		Honeywell International, Inc.	6,970,160	2.0
97,490	@	Nielsen Holdings NV	4,473,816	1.3
108,770	@	Tyco International Ltd.	4,463,921	1.2
52,360		United Technologies Corp.	5,958,568	1.7
			40,925,023	11.6
		Information Technology: 20.7%
21,975		Apple, Inc.	12,330,392	3.5
113,365		Broadcom Corp.	3,361,272	1.0
207,460		Cisco Systems, Inc.	4,657,477	1.3
185,575		EMC Corp.	4,667,211	1.3
9,720	@	Google, Inc. - Class A	10,893,301	3.1
30,065		International Business Machines Corp.	5,639,292	1.6
66,470		Intuit, Inc.	5,072,991	1.4
5,600		Mastercard, Inc.	4,678,576	1.3
142,830		Microsoft Corp.	5,346,127	1.5
71,770		Qualcomm, Inc.	5,328,923	1.5
312,685		Other Securities	11,362,882	3.2
			73,338,444	20.7
		Materials: 2.5%
92,225		Dow Chemical Co.	4,094,790	1.1
155,475		Other Securities	4,904,079	1.4
			8,998,869	2.5
		Telecommunication Services: 2.7%
213,195		AT&T, Inc.	7,495,936	2.1
50,045		Other Securities	1,967,269	0.6
			9,463,205	2.7
		Total Common Stock (Cost $294,598,051)	350,698,212	99.1

See Accompanying Notes to Financial Statements

ING COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
		Materials: —%
649,000	X	SINO Forest Corp, 08/01/14	$—	—
		Total Corporate Bonds/Notes (Cost $—)	—	—
		Total Investments in Securities (Cost $294,598,051)	$350,698,212	99.1
		Assets in Excess of Other Liabilities	3,305,317	0.9
		Net Assets	$354,003,529	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

Cost for federal income tax purposes is $294,895,207.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$56,881,295
Gross Unrealized Depreciation	(1,078,290)
Net Unrealized Appreciation	$55,803,005

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock*	$350,698,212	$—	$—	$350,698,212
Corporate Bonds/Notes	—	—	—	—
Total Investments, at fair value	$350,698,212	$—	$—	$350,698,212

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 11.5%
65,000		Finish Line	$1,831,050	0.9
37,000	@	Helen of Troy Ltd.	1,831,870	0.9
55,000		Sinclair Broadcast Group, Inc.	1,965,150	1.0
87,000	@	Sonic Corp.	1,756,530	0.9
195,000	@	Standard-Pacific Corp.	1,764,750	0.9
34,500	@	Tenneco, Inc.	1,951,665	1.0
91,000	@	Tower International, Inc.	1,947,400	1.0
902,584		Other Securities	9,876,259	4.9
			22,924,674	11.5
		Consumer Staples: 1.1%
15,000		Nu Skin Enterprises, Inc.	2,073,300	1.1
		Energy: 6.9%
55,000		Delek US Holdings, Inc.	1,892,550	0.9
28,500	@	Gulfport Energy Corp.	1,799,775	0.9
87,000	@	Tesco Corp.	1,720,860	0.9
520,000		Other Securities	8,279,910	4.2
			13,693,095	6.9
		Financials: 33.5%
64,000		American Assets Trust, Inc.	2,011,520	1.0
90,000		American Equity Investment Life Holding Co.	2,374,200	1.2
53,000		Amerisafe, Inc.	2,238,720	1.1
120,000		CNO Financial Group, Inc.	2,122,800	1.1
55,000		Community Bank System, Inc.	2,182,400	1.1
110,000		First Industrial Realty Trust, Inc.	1,919,500	1.0
79,000	@	Hilltop Holdings, Inc.	1,827,270	0.9
53,000		Independent Bank Corp.	2,077,070	1.0
123,528		Medley Capital Corp.	1,710,863	0.9
57,000		PrivateBancorp, Inc.	1,649,010	0.8
34,000		Prosperity Bancshares, Inc.	2,155,260	1.1
75,000		Renasant Corp.	2,359,500	1.2
62,893		Sandy Spring Bancorp, Inc.	1,772,954	0.9
176,750		Sterling Bancorp/DE	2,363,147	1.2
146,233		Susquehanna Bancshares, Inc.	1,877,632	0.9
97,000		Symetra Financial Corp.	1,839,120	0.9
125,000		Umpqua Holdings Corp.	2,392,500	1.2
69,000		Union First Market Bankshares Corp.	1,711,890	0.9
100,000	@	Western Alliance Bancorp.	2,386,000	1.2
1,351,591		Other Securities	27,601,071	13.9
			66,572,427	33.5
Shares			Value	Percentage of Net Assets
		Health Care: 6.6%
50,000		Conmed Corp.	$2,125,000	1.1
115,000		Kindred Healthcare, Inc.	2,270,100	1.1
65,000	@	VCA Antech, Inc.	2,038,400	1.0
357,004		Other Securities	6,748,454	3.4
			13,181,954	6.6
		Industrials: 11.1%
79,000	@	American Airlines Group, Inc.	1,994,750	1.0
44,000		Deluxe Corp.	2,296,360	1.2
120,000	@	Navigant Consulting, Inc.	2,304,000	1.2
82,000	@	Swift Transportation Co.	1,821,220	0.9
39,000		United Stationers, Inc.	1,789,710	0.9
140,000	@	Wabash National Corp.	1,729,000	0.9
304,708		Other Securities	10,040,951	5.0
			21,975,991	11.1
		Information Technology: 14.6%
135,000	@	Endurance International Group Holdings, Inc.	1,914,300	1.0
186,000	@	Global Cash Access, Inc.	1,858,140	0.9
136,000	@	Kulicke & Soffa Industries, Inc.	1,808,800	0.9
86,000		Mentor Graphics Corp.	2,070,020	1.1
64,675	@	Unisys Corp.	2,171,140	1.1
1,401,584		Other Securities	19,129,339	9.6
			28,951,739	14.6
		Materials: 9.3%
87,505	@	Constellium NV - Class A	2,036,241	1.0
40,000	@	KapStone Paper and Packaging Corp.	2,234,400	1.1
49,000		Neenah Paper, Inc.	2,095,730	1.1
49,000	@	OM Group, Inc.	1,784,090	0.9
415,390		Other Securities	10,389,279	5.2
			18,539,740	9.3
		Telecommunication Services: 0.4%
33,000		Other Securities	850,740	0.4
		Utilities: 4.3%
72,000		Avista Corp.	2,029,680	1.0
46,600		UIL Holdings Corp.	1,805,750	0.9
88,700		Other Securities	4,626,952	2.4
			8,462,382	4.3
		Total Common Stock (Cost $137,618,268)	197,226,042	99.3
See Accompanying Notes to Financial Statements

ING COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Mutual Funds: 2.0%
3,940,941	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $3,940,941)	$3,940,941	2.0
	Total Short-Term Investments (Cost $3,940,941)	3,940,941	2.0
	Total Investments in Securities (Cost $141,559,209)	$201,166,983	101.3
	Liabilities in Excess of Other Assets	(2,573,146)	(1.3)
	Net Assets	$198,593,837	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

Cost for federal income tax purposes is $142,569,166.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$61,446,289
Gross Unrealized Depreciation	(2,848,472)
Net Unrealized Appreciation	$58,597,817

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock*	$197,226,042	$—	$—	$197,226,042
Short-Term Investments	3,940,941	—	—	3,940,941
Total Investments, at fair value	$201,166,983	$—	$—	$201,166,983

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 22.0%
			Australia: 0.2%
	703,000		Other Securities	$714,942	0.2
			Brazil: 0.5%
BRL	1,700,000	#	Banco Votorantim SA, 6.250%, 05/16/16	802,497	0.2
	200,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	198,500	0.1
	781,000		Other Securities	702,532	0.2
				1,703,529	0.5
			Canada: 0.3%
	370,000	±,X	Bowater Pulp and Paper Escrow, 01/15/11	—	—
	1,089,000		Other Securities	1,049,844	0.3
				1,049,844	0.3
			France: 0.2%
	663,000		Other Securities	659,859	0.2
			Germany: 0.3%
	943,000		Deutsche Bank AG, 4.296%, 05/24/28	854,019	0.3
			Italy: 0.2%
	696,000		Other Securities	692,395	0.2
			Luxembourg: 0.2%
	535,000		Other Securities	590,237	0.2
			Mexico: 0.3%
	225,000	#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	228,375	0.1
MXN	9,679,010		Other Securities(a)	651,706	0.2
				880,081	0.3
			Netherlands: 0.4%
	200,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	208,500	0.1
	1,066,000		Other Securities	1,146,130	0.3
				1,354,630	0.4
Principal Amount†			Value	Percentage of Net Assets
		Switzerland: 0.5%
995,000	#	Credit Suisse AG, 6.500%, 08/08/23	$1,060,919	0.3
560,000		Other Securities	641,562	0.2
			1,702,481	0.5
		United Kingdom: 1.2%
742,000		Barclays Bank PLC, 7.625%, 11/21/22	792,085	0.2
520,000	#	Barclays Bank PLC, 6.050%, 12/04/17	583,165	0.2
200,000	#	Ineos Finance PLC, 8.375%, 02/15/19	223,250	0.1
443,000	#	Standard Chartered PLC, 3.950%, 01/11/23	411,029	0.1
1,819,000		Other Securities	1,771,817	0.6
			3,781,346	1.2
		United States: 17.7%
1,050,000		Apple Inc., 1.000%, 05/03/18	1,015,870	0.3
1,367,000		Bank of America Corp., 3.300%- 8.000%, 01/11/23-12/29/49	1,410,703	0.4
1,309,000		Barrick North America Finance LLC, 5.750%, 05/01/43	1,177,303	0.4
1,595,000		Citigroup, Inc., 4.050%-6.010%, 01/15/15-12/29/49	1,587,159	0.5
1,015,000		Comcast Corp., 5.700%, 05/15/18	1,166,092	0.4
562,000	#	COX Communications, Inc., 2.950%, 06/30/23	491,276	0.1
985,000		Devon Energy Corp., 5.600%, 07/15/41	1,026,694	0.3
1,105,000		EMC Corp./MA, 1.875%, 06/01/18	1,093,065	0.3
1,026,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,041,931	0.3
1,276,000		Entergy Corp., 5.125%, 09/15/20	1,347,943	0.4
715,000		General Electric Capital Corp., 6.750%, 03/15/32	885,544	0.3
361,000		General Electric Co., 2.700%, 10/09/22	338,012	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
960,000	#	Glencore Funding LLC, 2.500%, 01/15/19	$930,170	0.3
725,000	X	Greektown, LLC Escrow, 07/16/49	—	—
1,450,000		HCA, Inc., 6.375%-7.250%, 01/15/15-09/15/20	1,555,725	0.5
1,050,000		Hewlett-Packard Co., 2.600%, 09/15/17	1,067,351	0.3
1,165,000		Indiana Michigan Power, 7.000%, 03/15/19	1,386,350	0.4
810,000	X	Jefferson Smurfit Escrow, 10/01/12	—	—
245,000	X	Jefferson Smurfit Escrow, 06/01/13	—	—
302,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	299,027	0.1
1,217,000		JPMorgan Chase & Co., 1.625%-6.000%, 05/15/18-12/29/49	1,165,635	0.4
70	#	Kern River Funding Corp., 4.893%, 04/30/18	76	0.0
990,000		Morgan Stanley, 3.750%-4.100%, 02/25/23-05/22/23	960,379	0.3
1,048,000	#	Mylan, Inc./PA, 2.600%, 06/24/18	1,049,199	0.3
475,000		News America, Inc., 4.500%, 02/15/21	509,278	0.2
422,000	#	News America, Inc., 5.400%, 10/01/43	427,399	0.1
381,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	357,484	0.1
542,000		PNC Bank NA, 3.800%, 07/25/23	525,839	0.2
495,000		PNC Financial Services Group, Inc./The, 2.854%, 11/09/22	459,864	0.1
470,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	531,100	0.2
255,000	#	Sealed Air Corp., 8.375%, 09/15/21	290,700	0.1
896,000		SLM Corp., 4.625%-8.000%, 09/25/17-03/25/20	964,628	0.3
Principal Amount†			Value	Percentage of Net Assets
475,000	X	Smurfit-Stone Container Corp. Escrow, 03/15/17	$—	—
245,000	X	Stone Webster Escrow, 07/01/12	—	—
340,000		Time Warner Cable, Inc., 5.875%, 11/15/40	294,173	0.1
606,000		Time Warner, Inc., 6.500%, 11/15/36	684,838	0.2
505,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	546,031	0.2
1,328,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,426,352	0.5
987,000		Verizon Communications, Inc., 2.450%- 6.550%, 11/01/22-09/15/43	1,046,263	0.3
989,000		Wells Fargo & Co., 1.250%-3.676%, 06/15/16-07/20/16	1,033,465	0.3
26,975,493		Other Securities(b)	27,488,113	8.4
			57,581,031	17.7
		Total Corporate Bonds/Notes (Cost $71,779,745)	71,564,394	22.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 10.2%
		United States: 10.2%
933,287		Banc of America Alternative Loan Trust 2004-1, 4.750%, 02/25/19	942,098	0.3
1,706,386		Banc of America Funding Corp., 5.500%, 02/25/35	1,818,696	0.6
440,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	464,878	0.1
340,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	339,247	0.1
440,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	472,339	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
500,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	$512,103	0.2
440,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	434,229	0.1
2,757,979	^	Commercial Mortgage Pass Through Certificates, 1.929%, 12/10/45	292,087	0.1
480,000	#	Commercial Mortgage Trust 2004-GG1, 5.706%, 06/10/36	489,653	0.1
3,042,942	^	Commercial Mortgage Trust, 1.800%, 01/10/46	291,713	0.1
11,499,819	^	Commercial Mortgage Trust, 2.006%, 10/15/45	1,326,875	0.4
4,323,594	^	Commercial Mortgage Trust, 2.231%, 05/15/45	517,179	0.2
380,000		Commercial Mortgage Trust, 5.218%, 07/15/44	390,943	0.1
1,040,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	1,047,083	0.3
63,133	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	63,313	0.0
675,882	#	Credit Suisse Mortgage Capital Certificates, 4.465%, 07/27/37	680,614	0.2
5,699,066	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.382%, 11/10/46	208,916	0.1
114,660	#	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.665%, 01/27/37	113,292	0.0
3,067,741	^	GS Mortgage Securities Corp. II, 2.386%, 11/10/45	404,521	0.1
Principal Amount†			Value	Percentage of Net Assets
520,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.471%, 10/15/37	$504,256	0.2
4,658,802	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.945%, 12/15/47	488,867	0.1
2,760,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	74,311	0.0
600,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 5.835%, 01/15/38	609,285	0.2
314,083		JP Morgan Commercial Mortgage Finance Corp., 8.440%, 08/15/32	316,431	0.1
294,361		JPMorgan Mortgage Trust, 2.726%, 07/25/35	292,618	0.1
368,000		LB-UBS Commercial Mortgage Trust 2004-C7, 4.943%, 10/15/36	376,482	0.1
280,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	290,183	0.1
570,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	593,592	0.2
590,000		LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	624,713	0.2
1,040,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%-5.013%, 07/15/40	969,223	0.3
4,083,953	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.510%, 12/15/48	290,130	0.1
1,690,000		Morgan Stanley Capital I Trust 2004-IQ7, 5.385%, 06/15/38	1,709,162	0.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
490,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.172%, 08/13/42	$496,893	0.1
979,101		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	1,008,328	0.3
220,000		Morgan Stanley Capital I Trust 2007-TOP25, 5.574%, 11/12/49	219,267	0.1
865,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	939,653	0.3
570,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	590,040	0.2
460,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	461,105	0.1
513,191	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	515,363	0.2
1,170,000		Morgan Stanley Capital I, 5.152%-5.300%, 06/15/40-08/13/42	1,198,833	0.4
720,000	#	N-Star Real Estate CDO Ltd., 2.015%, 08/25/29	720,407	0.2
1,610,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	1,758,477	0.5
6,856,436	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3, 2.170%, 08/10/49	841,276	0.3
3,068,675	#,^	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.231%, 08/15/45	357,808	0.1
6,246,267	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5, 2.136%, 10/15/45	722,175	0.2
1,101,560		Wells Fargo Mortgage Backed Securities 2005-AR14 Trust, 5.330%, 08/25/35	1,131,201	0.4
Principal Amount†				Value	Percentage of Net Assets
	573,775		Wells Fargo Mortgage-Backed Securities Trust, 2.610%-2.645%, 02/25/34-02/25/35	$575,294	0.2
	4,082,016		Other Securities	3,931,074	1.2
			Total Collateralized Mortgage Obligations (Cost $32,915,349)	33,416,226	10.2
STRUCTURED PRODUCTS: 0.1%
			Mexico: 0.1%
MXN	3,258,596		Other Securities	234,377	0.1
			Russia: 0.0%
RUB	11,097,000	±,X	Credit Suisse International - Moitk Total Return Linked Notes, 8.990%, 03/30/11	—	—
RUB	19,450,000	X	Credit Suisse International - SPETSSTROY-2 Credit Linked Fully Funded Total Return Linked Notes, 05/24/15	—	—
RUB	8,011,242		Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 08/22/34	122,147	0.0
				122,147	0.0
			Total Structured Products (Cost $1,777,833)	356,524	0.1
U.S. TREASURY OBLIGATIONS: 8.0%
			U.S. Treasury Bonds: 0.6%
	2,255,000		3.625%, due 08/15/43	2,121,285	0.6
			U.S. Treasury Notes: 7.4%
	2,742,000		0.250%, due 12/31/15	2,734,824	0.8
	2,288,000		0.625%, due 12/15/16	2,278,615	0.7
	13,821,000		1.500%, due 12/31/18	13,658,493	4.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			U.S. Treasury Notes (continued)
	5,355,000		2.750%, due 11/15/23	$5,229,912	1.6
	207,000		2.125%-2.375%, due 11/30/14- 12/31/20	206,109	0.1
				24,107,953	7.4
			Total U.S. Treasury Obligations (Cost $26,437,900)	26,229,238	8.0
FOREIGN GOVERNMENT BONDS: 13.7%
			Brazil: 0.2%
BRL	705,000		Other Securities	660,370	0.2
			Canada: 0.2%
CAD	600,000		Other Securities	642,561	0.2
			Dominican Republic: 1.1%
DOP	57,500,000		Dominican Republic International Bond, 15.500%, 04/19/19	1,488,839	0.5
DOP	80,000,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	1,973,068	0.6
				3,461,907	1.1
			Germany: 5.1%
EUR	3,990,000		Bundesobligation, 1.000%, 10/12/18	5,504,509	1.7
EUR	1,010,000		Bundesschatzan- weisungen, 0.180%, 06/12/15	1,385,762	0.4
EUR	80,000		Bundesschatzan- weisungen, 0.220%, 12/11/15	109,581	0.1
EUR	6,880,000		Bundesrepublik Deutschland, 2.000%, 08/15/23	9,513,907	2.9
EUR	20,000		Bundesrepublik Deutschland, 2.500%, 07/04/44	26,119	0.0
				16,539,878	5.1
			Italy: 3.0%
EUR	6,820,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/24	9,739,305	3.0
Principal Amount†				Value	Percentage of Net Assets
			Mexico: 1.2%
MXN	45,000,000		Mexican Bonos, 8.500%, 12/13/18	$3,900,419	1.2
			Nigeria: 0.2%
NGN	154,000,000		Other Securities	762,827	0.2
			Poland: 0.4%
PLN	4,010,000		Poland Government Bond, 4.000%, 10/25/23	1,293,700	0.4
			Russia: 0.0%
RUB	3,000,000		Other Securities	94,403	0.0
			South Africa: 0.0%
ZAR	1,000,000		Other Securities	105,828	0.0
			Turkey: 0.1%
TRY	570,000		Other Securities	217,868	0.1
			United Kingdom: 2.2%
GBP	1,950,000		United Kingdom Gilt, 1.250%, 07/22/18	3,140,964	1.0
GBP	2,520,000		United Kingdom Gilt, 3.250%, 01/22/44	3,848,771	1.2
GBP	10,000		United Kingdom Gilt, 4.250%, 06/07/32	18,203	0.0
GBP	50,000		Other Securities	77,406	0.0
				7,085,344	2.2
			Total Foreign Government Bonds (Cost $44,352,197)	44,504,410	13.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.9%
			Federal Home Loan Mortgage Corporation##: 3.2%
	19,942,780	^	4.000%, due 04/15/43	3,892,432	1.2
	10,074,581	^	5.833%, due 05/15/36	1,255,532	0.4
	7,410,497	^	5.883%, due 07/15/40	1,168,272	0.4
	206,500	^	5.983%, due 07/15/35	33,057	0.0
	24,231	^	7.000%, due 03/15/28	4,758	0.0
	137,881	^	7.000%, due 04/15/28	27,048	0.0
	232,845	^	7.483%, due 03/15/29	46,027	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Federal Home Loan Mortgage Corporation## (continued)
227,632	^	7.533%, due 03/15/29	$41,148	0.0
304,429	^	8.783%, due 08/15/29	75,607	0.0
3,502,026		0.617%-24.139%, due 05/15/17-08/15/35	3,824,968	1.2
			10,368,849	3.2
		Federal National Mortgage Association##: 2.6%
1,545,658	^	3.500%, due 08/25/33	215,379	0.1
889,764	^	3.500%, due 08/25/43	179,868	0.1
9,563,536	^	3.885%, due 02/25/37	417,685	0.1
5,778,388	^	5.000%, due 05/25/18	400,971	0.1
119,823	^	5.500%, due 07/01/33	22,336	0.0
48,669	^	5.500%, due 06/01/35	8,825	0.0
217,312	^	6.000%, due 12/01/32	42,104	0.0
89,012	^	6.000%, due 02/01/33	16,157	0.0
89,878	^	6.000%, due 03/01/33	16,382	0.0
108,018	^	6.000%, due 03/01/33	21,182	0.0
49,862	^	6.000%, due 09/01/35	8,311	0.0
6,562,160	^	6.285%, due 02/25/42	1,257,080	0.4
247,923	^	6.375%, due 06/25/37	33,448	0.0
712,099	^	6.405%, due 06/25/36	110,264	0.1
354,178	^	6.500%, due 02/01/32	75,484	0.0
38,583	^	6.585%, due 05/25/35	6,985	0.0
29,217	^	6.885%, due 10/25/22	555	0.0
61,682	^	6.935%, due 06/25/23	8,465	0.0
59,924	^	7.000%, due 02/01/28	11,779	0.0
73,617	^	7.000%, due 03/25/33	19,564	0.0
57,981	^	7.000%, due 04/25/33	11,673	0.0
194,891	^	7.065%, due 09/25/36	34,919	0.0
341,569	^	7.385%, due 10/25/33	64,422	0.0
292,736	^	7.465%, due 03/25/23	23,952	0.0
Principal Amount†			Value	Percentage of Net Assets
85,577	^	7.500%, due 01/01/24	$17,704	0.0
208,327	^	7.585%, due 07/25/31	42,340	0.0
120,715	^	7.585%, due 02/25/32	22,625	0.0
69,711	^	7.785%, due 07/25/32	15,082	0.0
874,692		32.627%, due 11/25/36	1,408,193	0.5
3,614,055		0.565%-27.436%, due 09/01/14- 06/01/41	4,017,999	1.2
			8,531,733	2.6
		Government National Mortgage Association: 1.1%
3,545,459	^	4.000%, due 04/20/38	476,037	0.1
7,350,187	^	5.683%, due 06/20/40	1,130,106	0.4
977,686		21.508%, due 03/20/37	1,370,259	0.4
573,907		5.000%-8.000%, due 01/16/30- 02/20/35	666,329	0.2
			3,642,731	1.1
		Total U.S. Government Agency Obligations (Cost $21,012,720)	22,543,313	6.9
ASSET-BACKED SECURITIES: 6.0%
		Cayman Islands: 0.6%
1,000,000	#	Blackrock Senior Income Series II, 2.088%, 05/25/17	977,128	0.3
1,000,000	#	WhiteHorse III Ltd/Corp, 2.092%, 05/01/18	980,584	0.3
			1,957,712	0.6
		United States: 5.4%
1,000,000	#	Apidos CDO II, 1.038%, 12/21/18	974,571	0.3
740,000	#	Ares XII CLO Ltd., 2.238%, 11/25/20	732,999	0.2
950,000	#	Black Diamond CLO 2005-1 Delaware Corp., 1.015%, 06/20/17	917,795	0.3
1,450,000	#	Castle Garden Funding, 1.989%, 10/27/20	1,430,252	0.4
895,081	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	891,266	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
1,625,000	#	Gulf Stream - Compass CLO 2005-II Ltd., 1.038%, 01/24/20	$1,608,318	0.5
400,000	#	Halcyon Structured Asset Management Long Secured/ Short Unsecured 2007-1 Ltd., 0.688%, 08/07/21	387,294	0.1
250,000	#	Invitation Homes 2013-SFR1 Trust, 2.014%, 12/17/30	250,744	0.1
350,000	#	M&T Bank Auto Receivables Trust 2013-1, 1.060%, 11/15/17	352,187	0.1
1,840,000	#	Madison Park Funding I Ltd., 1.009%, 05/10/19	1,827,339	0.6
1,680,000	#	Madison Park Funding I Ltd., 2.139%, 05/10/19	1,687,442	0.5
1,300,000	#	Morgan Stanley Investment Management Croton Ltd., 0.994%, 01/15/18	1,247,067	0.4
900,000	#	Stanfield Azure CLO Ltd., 0.936%, 05/27/20	881,658	0.3
300,000	#	Stanfield Bristol CLO Ltd, 0.691%, 10/15/19	296,034	0.1
1,000,000	#	WhiteHorse III Ltd./Corp, 0.992%, 05/01/18	991,424	0.3
2,900,000		Other Securities	2,974,845	0.9
			17,451,235	5.4
		Total Asset-Backed Securities (Cost $19,256,418)	19,408,947	6.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.1%
		United States: 0.1%
48,345		Other Securities(b)	$388,720	0.1
		Total Common Stock (Cost $1,315,741)	388,720	0.1
Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.1%
		United States: 0.1%
10,550		Other Securities	$235,160	0.1
		Total Preferred Stock (Cost $262,695)	235,160	0.1
WARRANTS: —%
		Consumer Discretionary: —%
2,406	@,X	Media News Group	—	—
		Total Warrants (Cost $—)	—	—
INVESTMENT COMPANIES: 28.8%
		United States: 28.8%
1,339,569	**	ING Emerging Markets Corporate Debt Fund - Class P	12,900,045	4.0
4,435,788	**	ING Emerging Markets Hard Currency Sovereign Debt Fund - Class P	40,986,686	12.6
3,858,519	**	ING Emerging Markets Local Currency Debt Fund - Class P	33,646,283	10.3
752,090	**	ING High Yield Bond Fund - Class P	6,279,952	1.9
		Total Investment Companies (Cost $102,842,321)	93,812,966	28.8
# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Options on Currencies: 0.0%
13,700,000	@	Call USD vs. Put GBP, Strike @ 1.535, Exp. 02/14/14 Counterparty: Deutsche Bank AG	$1,954	0.0
		Total Purchased Options (Cost $245,975)	1,954	0.0
		Total Long-Term Investments (Cost $322,198,894)	312,461,852	95.9

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
			Securities Lending Collateralcc(1): 0.1%
	387,954		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $387,954, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $395,713, due 03/15/14- 02/15/43) (Cost $387,954)	$387,954	0.1
			Foreign Government Bonds: 0.8%
NGN	326,000,000		Nigeria Government Bond, 10.800%, 01/23/14	2,023,897	0.6
NGN	100,400,000	Z	Nigeria Treasury Bill, 9.170%, 03/06/14	617,476	0.2
				2,641,373	0.8
Shares				Value	Percentage of Net Assets
			Mutual Funds: 1.2%
	3,899,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $3,899,000)	$3,899,000	1.2
			Total Short-Term Investments (Cost $6,947,998)	6,928,327	2.1
			Total Investments in Securities (Cost $329,146,892)	$319,390,179	98.0
			Assets in Excess of Other Liabilities	6,657,164	2.0
			Net Assets	$326,047,343	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

**  Investment in affiliate

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  The grouping contains securities in default.

(b)  This grouping contains securities on loan.

BRL  Brazilian Real

CAD  Canadian Dollar

DOP  Dominican Peso

EUR  EU Euro

GBP  British Pound

MXN  Mexican Peso

NGN  Nigerian Naira

PLN  Polish Zloty

RUB  Russian Ruble

TRY  Turkish New Lira

ZAR  South African Rand

Cost for federal income tax purposes is $329,376,043.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$5,276,263
Gross Unrealized Depreciation	(15,262,127)
Net Unrealized Depreciation	$(9,985,864)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Affiliated Mutual Funds	28.8%
Foreign Government Bonds	14.5
Collateralized Mortgage Obligations	10.2
Financial	9.2
U.S. Treasury Notes	7.4
Other Asset-Backed Securities	4.1
Communications	3.4
Federal Home Loan Mortgage Corporation	3.2
Federal National Mortgage Association	2.4
Consumer, Non-cyclical	2.3
Utilities	1.5
Energy	1.3
Technology	1.3
Basic Materials	1.2
Government National Mortgage Association	1.1
Consumer, Cyclical	1.0

Sector Diversification	Percentage of Net Assets
Asset-Backed Securities	1.0%
Industrial	0.8
U.S. Treasury Bonds	0.6
Automobile Asset-Backed Securities	0.5
Credit Card Asset-Backed Securities	0.4
U.S. Government Agency Obligations	0.2
Consumer Discretionary	0.1
Structured Products	0.1
Financials	0.1
Materials	0.0
Options on Currencies	0.0
Industrials	0.0
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	2.0
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
United States	$108,681	$—	$280,039	$388,720
Total Common Stock	108,681	—	280,039	388,720
Preferred Stock	235,160	—	—	235,160
Warrants	—	—	—	—
Purchased Options	—	1,954	—	1,954
Corporate Bonds/Notes	—	71,535,410	28,984	71,564,394
Collateralized Mortgage Obligations	—	33,416,226	—	33,416,226
Structured Products	—	—	356,524	356,524
Short-Term Investments	3,899,000	3,029,327	—	6,928,327
Asset-Backed Securities	—	19,408,947	—	19,408,947
U.S. Government Agency Obligations	—	22,543,313	—	22,543,313
U.S. Treasury Obligations	—	26,229,238	—	26,229,238
Investment Companies	93,812,966	—	—	93,812,966
Foreign Government Bonds	—	44,504,410	—	44,504,410
Total Investments, at fair value	$98,055,807	$220,668,825	$665,547	$319,390,179
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,228,746	—	2,228,746
Futures	778,589	—	—	778,589
Total Assets	$98,834,396	$222,897,571	$665,547	$322,397,514
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(273,480)	$—	$(273,480)
Forward Foreign Currency Contracts	—	(2,958,846)	—	(2,958,846)
Futures	(522,171)	—	—	(522,171)
OTC Swaps	—	(37,778)	—	(37,778)
Total Liabilities	$(522,171)	$(3,270,104)	$—	$(3,792,275)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Global Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	4,699,623	Buy	02/07/14	$6,484,000	$6,465,207	$(18,793)
Barclays Bank PLC	New Zealand Dollar	6,597,592	Buy	02/07/14	5,366,000	5,411,583	45,583
Barclays Bank PLC	British Pound	2,247,315	Buy	02/07/14	3,654,000	3,720,561	66,561
Barclays Bank PLC	Malaysian Ringgit	3,294,849	Buy	02/07/14	1,011,000	1,003,830	(7,170)
Barclays Bank PLC	Norwegian Krone	10,245,909	Buy	02/07/14	1,659,445	1,686,965	27,520
Barclays Bank PLC	Swedish Krona	16,054,175	Buy	02/07/14	2,443,000	2,494,451	51,451
Barclays Bank PLC	Canadian Dollar	1,243,934	Buy	02/07/14	1,172,000	1,169,982	(2,018)
Barclays Bank PLC	Swedish Krona	3,652,492	Buy	02/07/14	554,000	567,513	13,513
Barclays Bank PLC	Australian Dollar	2,737,297	Buy	02/07/14	2,495,000	2,438,278	(56,722)
Barclays Bank PLC	EU Euro	4,225,787	Buy	02/07/14	5,821,000	5,813,356	(7,644)
Barclays Bank PLC	Norwegian Krone	10,811,498	Buy	02/07/14	1,756,553	1,780,088	23,535
Barclays Bank PLC	Swedish Krona	10,909,323	Buy	02/07/14	1,669,982	1,695,059	25,077
Barclays Bank PLC	EU Euro	30,685,583	Buy	02/07/14	41,703,702	42,213,731	510,029
Barclays Bank PLC	Japanese Yen	5,027,501,202	Buy	02/07/14	49,177,517	47,748,386	(1,429,131)
Barclays Bank PLC	New Zealand Dollar	3,507,325	Buy	02/07/14	2,881,618	2,876,834	(4,784)
Barclays Bank PLC	Mexican Peso	16,120,122	Buy	03/07/14	1,227,000	1,228,342	1,342
Barclays Bank PLC	Mexican Peso	32,188,992	Buy	03/07/14	2,458,000	2,452,778	(5,222)
Barclays Bank PLC	Russian Ruble	36,578,968	Buy	03/07/14	1,107,329	1,101,860	(5,469)
Barclays Bank PLC	South African Rand	8,918,181	Buy	03/07/14	851,975	842,400	(9,575)
Barclays Bank PLC	Polish Zloty	6,609,676	Buy	03/07/14	2,160,237	2,179,308	19,071
Barclays Bank PLC	Chilean Peso	2,957,530,645	Buy	03/07/14	5,476,604	5,588,301	111,697
Citigroup, Inc.	Australian Dollar	244,482	Buy	02/07/14	216,639	217,775	1,136
Citigroup, Inc.	Australian Dollar	1,200,324	Buy	02/07/14	1,069,000	1,069,202	202
Citigroup, Inc.	Malaysian Ringgit	4,541,792	Buy	02/07/14	1,403,000	1,383,732	(19,268)
Citigroup, Inc.	New Zealand Dollar	527,351	Buy	02/07/14	433,000	432,552	(448)
Citigroup, Inc.	Canadian Dollar	873,549	Buy	02/07/14	816,000	821,617	5,617
Citigroup, Inc.	EU Euro	2,110,964	Buy	02/07/14	2,869,000	2,904,023	35,023
Citigroup, Inc.	Australian Dollar	1,989,412	Buy	02/07/14	1,808,115	1,772,091	(36,024)
Citigroup, Inc.	Norwegian Krone	33,504,231	Buy	02/07/14	5,485,752	5,516,394	30,642
Citigroup, Inc.	Swedish Krona	28,561,980	Buy	02/07/14	4,380,974	4,437,877	56,903
Citigroup, Inc.	Mexican Peso	25,858,037	Buy	03/07/14	1,987,000	1,970,364	(16,636)
Citigroup, Inc.	Hong Kong Sar Dollar	762,813	Buy	03/07/14	98,404	98,379	(25)
Credit Suisse Group AG	Swiss Franc	1,181,402	Buy	02/07/14	1,331,000	1,324,694	(6,306)
Credit Suisse Group AG	Norwegian Krone	16,504,104	Buy	02/07/14	2,683,000	2,717,362	34,362
Credit Suisse Group AG	Swiss Franc	2,502,873	Buy	02/07/14	2,807,000	2,806,446	(554)
Credit Suisse Group AG	Philippine Peso	105,079,159	Buy	02/07/14	2,401,809	2,378,702	(23,107)
Credit Suisse Group AG	Singapore Dollar	1,035,789	Buy	02/07/14	824,875	820,781	(4,094)
Credit Suisse Group AG	Canadian Dollar	5,393,060	Buy	02/07/14	5,050,018	5,072,442	22,424
Credit Suisse Group AG	Danish Krone	6,741,468	Buy	02/07/14	1,229,066	1,243,537	14,471
Credit Suisse Group AG	British Pound	6,899,829	Buy	02/07/14	11,316,381	11,423,065	106,684
Credit Suisse Group AG	Mexican Peso	12,303,829	Buy	03/07/14	941,000	937,543	(3,457)
Credit Suisse Group AG	Mexican Peso	34,658,903	Buy	03/07/14	2,665,000	2,640,983	(24,017)
Deutsche Bank AG	Chinese Offshore Yuan	25,761,027	Buy	01/14/14	4,091,000	4,251,977	160,977
Deutsche Bank AG	New Zealand Dollar	1,506,624	Buy	02/07/14	1,233,000	1,235,787	2,787
Deutsche Bank AG	EU Euro	9,456,963	Buy	02/07/14	12,959,000	13,009,813	50,813
Deutsche Bank AG	EU Euro	308,938	Buy	02/07/14	422,000	425,002	3,002
Deutsche Bank AG	New Zealand Dollar	1,532,556	Buy	02/07/14	1,258,000	1,257,058	(942)
Deutsche Bank AG	Australian Dollar	2,526,407	Buy	02/07/14	2,243,000	2,250,426	7,426
Deutsche Bank AG	EU Euro	909,633	Buy	02/07/14	1,252,000	1,251,369	(631)
Deutsche Bank AG	Philippine Peso	93,619,200	Buy	02/07/14	2,120,000	2,119,281	(719)
Deutsche Bank AG	EU Euro	529,734	Buy	02/07/14	727,000	728,748	1,748
Deutsche Bank AG	British Pound	2,887,291	Buy	02/07/14	4,716,000	4,780,077	64,077
Deutsche Bank AG	Norwegian Krone	24,349,167	Buy	02/07/14	3,954,000	4,009,034	55,034
Deutsche Bank AG	South Korean Won	7,765,278,218	Buy	02/07/14	7,290,657	7,374,398	83,741
Deutsche Bank AG	Peruvian Nuevo Sol	4,393,560	Buy	03/07/14	1,558,000	1,555,502	(2,498)
Deutsche Bank AG	Mexican Peso	30,372,908	Buy	03/07/14	2,326,000	2,314,394	(11,606)
Deutsche Bank AG	Israeli New Shekel	396,256	Buy	03/07/14	112,254	114,005	1,751
Goldman Sachs & Co.	Taiwan New Dollar	83,315,190	Buy	03/07/14	2,793,000	2,796,078	3,078
JPMorgan Chase & Co.	British Pound	974,771	Buy	02/07/14	1,597,000	1,613,790	16,790
JPMorgan Chase & Co.	New Zealand Dollar	1,468,624	Buy	02/07/14	1,207,000	1,204,618	(2,382)
JPMorgan Chase & Co.	EU Euro	4,226,354	Buy	02/07/14	5,821,000	5,814,137	(6,863)
JPMorgan Chase & Co.	Canadian Dollar	1,299,878	Buy	02/07/14	1,219,000	1,222,600	3,600
UBS AG	Swedish Krona	10,866,396	Buy	02/07/14	1,664,000	1,688,389	24,389
UBS AG	Swedish Krona	11,325,467	Buy	02/07/14	1,731,000	1,759,718	28,718
UBS AG	New Zealand Dollar	1,267,231	Buy	02/07/14	1,046,000	1,039,428	(6,572)
UBS AG	Swiss Franc	307,054	Buy	02/07/14	339,918	344,297	4,379
							$2,476

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Canadian Dollar	1,582,593	Sell	02/07/14	$1,485,000	$1,488,507	$(3,507)
Barclays Bank PLC	Australian Dollar	2,955,254	Sell	02/07/14	2,618,000	2,632,425	(14,425)
Barclays Bank PLC	EU Euro	2,649,727	Sell	02/07/14	3,614,000	3,645,193	(31,193)
Barclays Bank PLC	Swiss Franc	1,525,344	Sell	02/07/14	1,705,000	1,710,353	(5,353)
Barclays Bank PLC	British Pound	1,985	Sell	02/07/14	3,249	3,286	(37)
Barclays Bank PLC	Swedish Krona	10,911,894	Sell	02/07/14	1,660,000	1,695,458	(35,458)
Barclays Bank PLC	Norwegian Krone	14,415,771	Sell	02/07/14	2,332,000	2,373,523	(41,523)
Barclays Bank PLC	Norwegian Krone	10,210,928	Sell	02/07/14	1,659,445	1,681,206	(21,761)
Barclays Bank PLC	New Zealand Dollar	2,053,815	Sell	02/07/14	1,680,000	1,684,613	(4,613)
Barclays Bank PLC	Norwegian Krone	14,536,526	Sell	02/07/14	2,342,070	2,393,405	(51,335)
Barclays Bank PLC	Swedish Krona	10,877,865	Sell	02/07/14	1,667,796	1,690,171	(22,375)
Barclays Bank PLC	Indian Rupee	10,557,452	Sell	02/07/14	168,166	169,476	(1,310)
Barclays Bank PLC	Swedish Krona	17,619,501	Sell	02/07/14	2,701,134	2,737,666	(36,532)
Barclays Bank PLC	Mexican Peso	12,234,412	Sell	03/07/14	941,000	932,253	8,747
Barclays Bank PLC	Taiwan New Dollar	48,111,360	Sell	03/07/14	1,632,000	1,614,629	17,371
Barclays Bank PLC	Romanian New Leu	2,380,567	Sell	03/07/14	718,434	730,417	(11,983)
Barclays Bank PLC	Russian Ruble	169,047,090	Sell	03/07/14	5,024,360	5,092,171	(67,811)
Barclays Bank PLC	Hungarian Forint	407,161,014	Sell	03/07/14	1,817,713	1,877,642	(59,929)
Barclays Bank PLC	Mexican Peso	9,299,823	Sell	03/07/14	708,342	708,640	(298)
Barclays Bank PLC	Mexican Peso	136,256,604	Sell	03/07/14	10,237,391	10,382,654	(145,263)
Citigroup, Inc.	Swedish Krona	10,927,010	Sell	02/07/14	1,656,000	1,697,807	(41,807)
Citigroup, Inc.	Norwegian Krone	13,699,079	Sell	02/07/14	2,235,000	2,255,522	(20,522)
Citigroup, Inc.	New Zealand Dollar	1,917,780	Sell	02/07/14	1,579,000	1,573,032	5,968
Citigroup, Inc.	Australian Dollar	4,140,268	Sell	02/07/14	3,753,000	3,687,990	65,010
Citigroup, Inc.	Thai Baht	45,852,799	Sell	02/07/14	1,411,811	1,392,970	18,841
Citigroup, Inc.	Turkish Lira	480,673	Sell	03/07/14	219,482	220,675	(1,193)
Citigroup, Inc.	Mexican Peso	29,697,000	Sell	03/07/14	2,280,000	2,262,890	17,110
Citigroup, Inc.	Chilean Peso	778,627,200	Sell	03/07/14	1,468,000	1,471,229	(3,229)
Citigroup, Inc.	Turkish Lira	8,141,063	Sell	03/07/14	3,906,835	3,737,524	169,311
Citigroup, Inc.	Czech Koruna	36,280,524	Sell	03/07/14	1,793,070	1,827,929	(34,859)
Citigroup, Inc.	South African Rand	37,523,651	Sell	03/07/14	3,539,800	3,544,436	(4,636)
Credit Suisse Group AG	EU Euro	3,471,968	Sell	02/07/14	4,750,000	4,776,339	(26,339)
Credit Suisse Group AG	Chilean Peso	554,344,000	Sell	03/07/14	1,042,000	1,047,442	(5,442)
Credit Suisse Group AG	Peruvian Nuevo Sol	1,483,191	Sell	03/07/14	519,688	525,110	(5,422)
Deutsche Bank AG	Chinese Offshore Yuan	21,010,672	Sell	01/14/14	3,369,957	3,467,909	(97,952)
Deutsche Bank AG	EU Euro	2,643,745	Sell	02/07/14	3,614,000	3,636,964	(22,964)
Deutsche Bank AG	Norwegian Krone	20,573,473	Sell	02/07/14	3,328,000	3,387,374	(59,374)
Deutsche Bank AG	Australian Dollar	244,482	Sell	02/07/14	215,888	217,775	(1,887)
Deutsche Bank AG	New Zealand Dollar	1,012,410	Sell	02/07/14	830,000	830,415	(415)
Deutsche Bank AG	British Pound	768,979	Sell	02/07/14	1,256,000	1,273,090	(17,090)
Deutsche Bank AG	British Pound	438,870	Sell	02/07/14	719,000	726,575	(7,575)
Deutsche Bank AG	Japanese Yen	33,195,045	Sell	02/07/14	325,000	315,268	9,732
Deutsche Bank AG	Indonesian Rupiah	30,053,225,640	Sell	02/07/14	2,451,323	2,443,176	8,147
Deutsche Bank AG	Malaysian Ringgit	9,840,804	Sell	02/07/14	3,041,980	2,998,163	43,817
Deutsche Bank AG	Chilean Peso	1,706,068,150	Sell	03/07/14	3,191,000	3,223,643	(32,643)
Deutsche Bank AG	Mexican Peso	35,157,968	Sell	03/07/14	2,709,000	2,679,012	29,988
Deutsche Bank AG	Polish Zloty	14,564,482	Sell	03/07/14	4,720,299	4,802,124	(81,825)
Deutsche Bank AG	Taiwan New Dollar	793,170	Sell	03/07/14	26,788	26,619	169
Deutsche Bank AG	Colombian Peso	1,524,084,063	Sell	03/07/14	777,475	787,051	(9,576)
Goldman Sachs & Co.	Brazilian Real	13,444,182	Sell	03/07/14	5,552,464	5,609,353	(56,889)
JPMorgan Chase & Co.	Canadian Dollar	1,630,826	Sell	02/07/14	1,522,000	1,533,873	(11,873)
JPMorgan Chase & Co.	British Pound	972,273	Sell	02/07/14	1,597,000	1,609,654	(12,654)
JPMorgan Chase & Co.	Australian Dollar	1,979,085	Sell	02/07/14	1,789,000	1,762,892	26,108
JPMorgan Chase & Co.	British Pound	3,238,207	Sell	02/07/14	5,312,000	5,361,039	(49,039)
JPMorgan Chase & Co.	New Zealand Dollar	369,744	Sell	02/07/14	305,000	303,278	1,722
JPMorgan Chase & Co.	Swedish Krona	10,845,363	Sell	02/07/14	1,669,982	1,685,121	(15,139)
JPMorgan Chase & Co.	Australian Dollar	1,331,350	Sell	02/07/14	1,202,000	1,185,915	16,085
JPMorgan Chase & Co.	Mexican Peso	30,553,148	Sell	03/07/14	2,355,000	2,328,128	26,872
JPMorgan Chase & Co.	Mexican Peso	5,852,275	Sell	03/07/14	448,836	445,939	2,897
UBS AG	Chinese Offshore Yuan	4,750,355	Sell	01/14/14	764,000	784,068	(20,068)
UBS AG	Norwegian Krone	3,752,200	Sell	02/07/14	617,000	617,791	(791)
UBS AG	EU Euro	4,683,103	Sell	02/07/14	6,484,000	6,442,480	41,520
UBS AG	EU Euro	4,121,460	Sell	02/07/14	5,638,907	5,669,835	(30,928)
UBS AG	New Zealand Dollar	1,829,794	Sell	02/07/14	1,499,000	1,500,863	(1,863)
UBS AG	New Zealand Dollar	1,825,658	Sell	02/07/14	1,499,000	1,497,470	1,530
UBS AG	New Zealand Dollar	963,567	Sell	02/07/14	793,000	790,352	2,648
UBS AG	Swedish Krona	6,986,030	Sell	02/07/14	1,068,000	1,085,469	(17,469)
							$(732,576)
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

ING Global Bond Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	20	03/06/14	$3,357,271	$(14,846)
Australia 10-Year Bond	16	03/17/14	1,638,120	14,470
Australia 3-Year Bond	43	03/17/14	4,167,569	12,730
Canada 10-Year Bond	49	03/20/14	5,846,326	(72,703)
Euro-Bund	208	03/06/14	39,823,029	(163,962)
Euro-Schatz	301	03/06/14	45,673,820	(59,395)
Long Gilt	51	03/27/14	8,999,404	(89,191)
U.S. Treasury 10-Year Note	128	03/20/14	15,750,001	(84,085)
U.S. Treasury 2-Year Note	5	03/31/14	1,099,062	(2,044)
U.S. Treasury Ultra Long Bond	28	03/20/14	3,815,000	(35,945)
			$130,169,602	$(494,971)
Short Contracts
Euro-Bobl 5-Year	(38)	03/06/14	(6,504,801)	46,168
Short Gilt	(11)	03/27/14	(1,880,754)	3,934
U.S. Treasury 5-Year Note	(320)	03/31/14	(38,180,000)	331,309
U.S. Treasury Long Bond	(190)	03/20/14	(24,379,375)	369,978
			$(70,944,930)	$751,389

ING Global Bond Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.842%	09/16/18	USD	33,900,000	$(273,480)	$(273,480)
				$(273,480)	$(273,480)

ING Global Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.390% and pay a floating rate based on the 28-day MXN-TIIE-Banxico Counterparty: Deutsche Bank AG	12/18/18	MXN	42,000,000	$(24,410)	$—	$(24,410)
Receive a fixed rate equal to 5.440% and pay a floating rate based on the 28-day MXN-TIIE-Banxico Counterparty: Deutsche Bank AG	12/18/18	MXN	33,000,000	(13,368)	—	(13,368)
				$(37,778)	$—	$(37,778)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Corporate Debt Fund — Class P	$23,026,804	$533,666	$(9,170,081)	$(1,490,344)	$12,900,045	$821,580	$479,919	$232,695
ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	52,028,477	1,683,638	(7,434,113)	(5,291,316)	40,986,686	2,342,222	65,886	541,011
ING Emerging Markets Local Currency Debt Fund — Class P	43,722,000	876,711	(4,406,009)	(6,546,419)	33,646,283	1,261,822	93,991	813,929
ING High Yield Bond Fund — Class P	—	6,183,043	—	96,909	6,279,952	183,054	—	—
	$118,777,281	$9,277,058	$(21,010,203)	$(13,231,170)	$93,812,966	$4,608,678	$639,796	$1,587,635

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$1,954
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,228,746
Interest rate contracts	Net Assets — Unrealized appreciation**	778,589
Total Asset Derivatives		$3,007,335
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,958,846
Interest rate contracts	Unrealized depreciation on OTC swap agreements	37,778
Interest rate contracts	Net Assets — Unrealized depreciation**	522,171
Interest rate contracts	Net Assets — Unrealized depreciation***	273,480
Total Liability Derivatives		$3,792,275

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day's variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency Related Transactions**	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$—	$(550,729)	$—	$(550,729)
Foreign exchange contracts	(1,765,808)	(8,127,838)	—	—	1,132,581	(8,761,065)
Interest rate contracts	136,956	—	758,977	(5,238,910)	(487,015)	(4,829,992)
Total	$(1,628,852)	$(8,127,838)	$758,977	$(5,789,639)	$645,566	$(14,141,786)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency Related Transactions**	Futures	Swaps	Written Options	Total
Foreign exchange contracts	$319,465	$159,492	$—	$—	$(436,472)	$42,485
Interest rate contracts	300,608	—	(50,071)	5,850,147	—	6,100,684
Total	$620,073	$159,492	$(50,071)	$5,850,147	$(436,472)	$6,143,169

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	JPMorgan Chase & Co.	UBS AG	Totals
Assets:
Purchased options	$—	$—	$—	$1,954	$—	$—	$—	$1,954
Forward foreign currency contracts	921,497	405,763	177,941	523,209	3,078	94,074	103,184	2,228,746
Total Assets	$921,497	$405,763	$177,941	$525,163	$3,078	$94,074	$103,184	$2,230,700
Liabilities:
Forward foreign currency contracts	$2,101,234	$178,647	$98,738	$347,697	$56,889	$97,950	$77,691	$2,958,846
Interest Rate Swaps	—	—	—	37,778	—	—	—	37,778
Total Liabilities	$2,101,234	$178,647	$98,738	$385,475	$56,889	$97,950	$77,691	$2,996,624
Net OTC derivative instruments by counterparty, at fair value	$(1,179,737)	$227,116	$79,203	$139,688	$(53,811)	$(3,876)	$25,493	$(765,924)
Total collateral pledged by the Portfolio/(Received from counterparty)	$1,020,000	$—	$—	$—	$—	$—	$—	$1,020,000
Net Exposure(1)	$(159,737)	$227,116	$79,203	$139,688	$(53,811)	$(3,876)	$25,493	$254,076

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 15.3%
181,956		Carnival Corp.	$7,309,173	1.6
144,213		Comcast Corp. - Class A	7,494,029	1.6
259,534	@	General Motors Co.	10,607,155	2.3
108,984		Johnson Controls, Inc.	5,590,879	1.2
78,639		Kohl's Corp.	4,462,763	1.0
52,491		Time Warner Cable, Inc.	7,112,530	1.5
50,055		Time Warner, Inc.	3,489,835	0.8
201,924		Twenty-First Century Fox, Inc.	6,986,570	1.5
128,715		Viacom - Class B	11,241,968	2.4
149,483		Other Securities	6,460,234	1.4
			70,755,136	15.3
		Consumer Staples: 5.4%
177,765		ConAgra Foods, Inc.	5,990,681	1.3
110,688		CVS Caremark Corp.	7,921,940	1.7
302,340		Other Securities	11,008,983	2.4
			24,921,604	5.4
		Energy: 14.9%
198,086		BP PLC ADR	9,628,961	2.1
43,963		Chevron Corp.	5,491,418	1.2
193,403		Halliburton Co.	9,815,202	2.1
96,648		Murphy Oil Corp.	6,270,522	1.4
58,182		Occidental Petroleum Corp.	5,533,108	1.2
164,981		QEP Resources, Inc.	5,056,668	1.1
127,006		Royal Dutch Shell PLC - Class A ADR	9,051,718	2.0
148,712		Suncor Energy, Inc.	5,212,356	1.1
693,764	@	Weatherford International Ltd.	10,746,404	2.3
52,442		Other Securities	1,965,002	0.4
			68,771,359	14.9
		Financials: 24.4%
167,012		Allstate Corp.	9,108,835	2.0
512,137		Bank of America Corp.	7,973,973	1.7
302,467		Bank of New York Mellon Corp.	10,568,197	2.3
359,321		Citigroup, Inc.	18,724,217	4.1
235,293		Fifth Third Bancorp.	4,948,212	1.1
27,265		Goldman Sachs Group, Inc.	4,832,994	1.0
255,425		JPMorgan Chase & Co.	14,937,254	3.2
117,232		Metlife, Inc.	6,321,149	1.4
241,351		Morgan Stanley	7,568,767	1.6
90,662		PNC Financial Services Group, Inc.	7,033,558	1.5
218,480		Wells Fargo & Co.	9,918,992	2.1
177,709		Other Securities	11,109,598	2.4
			113,045,746	24.4
Shares			Value	Percentage of Net Assets
		Health Care: 14.7%
126,491		Bristol-Myers Squibb Co.	$6,722,997	1.5
81,218		GlaxoSmithKline PLC ADR	4,336,229	1.0
194,459		Merck & Co., Inc.	9,732,673	2.1
86,431		Novartis AG	6,927,391	1.5
261,443		Pfizer, Inc.	8,007,999	1.7
64,066		Roche Holding AG ADR	4,497,433	1.0
121,685		Sanofi-Aventis SA ADR	6,525,967	1.4
124,977		UnitedHealth Group, Inc.	9,410,768	2.0
61,513		WellPoint, Inc.	5,683,186	1.2
90,411		Other Securities	6,178,831	1.3
			68,023,474	14.7
		Industrials: 7.1%
81,148		Emerson Electric Co.	5,694,967	1.2
369,752		General Electric Co.	10,364,148	2.2
111,367	@	Ingersoll-Rand PLC - Class A	6,860,207	1.5
152,101		Textron, Inc.	5,591,233	1.2
58,679		Other Securities	4,506,693	1.0
			33,017,248	7.1
		Information Technology: 9.7%
244,276		Cisco Systems, Inc.	5,483,996	1.2
316,043		Corning, Inc.	5,631,886	1.2
117,049	@	eBay, Inc.	6,424,820	1.4
306,171		Hewlett-Packard Co.	8,566,665	1.9
225,778		Microsoft Corp.	8,450,871	1.8
286,774		Other Securities	10,059,057	2.2
			44,617,295	9.7
		Materials: 2.1%
437,693		Alcoa, Inc.	4,652,676	1.0
105,025		International Paper Co.	5,149,376	1.1
			9,802,052	2.1
		Telecommunication Services: 2.3%
115,953		Vodafone Group PLC ADR	4,558,112	1.0
166,063		Other Securities	6,120,428	1.3
			10,678,540	2.3
		Utilities: 2.3%
180,169		PPL Corp.	5,421,285	1.2
146,152		Other Securities	5,388,026	1.1
			10,809,311	2.3
		Total Common Stock (Cost $304,372,536)	454,441,765	98.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
	Mutual Funds: 3.2%
14,646,497	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $14,646,497)	$14,646,497	3.2
	Total Short-Term Investments (Cost $14,646,497)	14,646,497	3.2
	Total Investments in Securities (Cost $319,019,033)	$469,088,262	101.4
	Liabilities in Excess of Other Assets	(6,273,188)	(1.4)
	Net Assets	$462,815,074	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

ADR  American Depositary Receipt

Cost for federal income tax purposes is $340,871,779.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$151,044,527
Gross Unrealized Depreciation	(22,828,044)
Net Unrealized Appreciation	$128,216,483

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$70,755,136	$—	$—	$70,755,136
Consumer Staples	24,921,604	—	—	24,921,604
Energy	68,771,359	—	—	68,771,359
Financials	113,045,746	—	—	113,045,746
Health Care	61,096,083	6,927,391	—	68,023,474
Industrials	33,017,248	—	—	33,017,248
Information Technology	44,617,295	—	—	44,617,295
Materials	9,802,052	—	—	9,802,052
Telecommunication Services	9,156,769	1,521,771	—	10,678,540
Utilities	10,809,311	—	—	10,809,311
Total Common Stock	445,992,603	8,449,162	—	454,441,765
Short-Term Investments	14,646,497	—	—	14,646,497
Total Investments, at fair value	$460,639,100	$8,449,162	$—	$469,088,262
Other Financial Instruments+
Forward Foreign Currency Contracts	—	24,467	—	24,467
Total Assets	$460,639,100	$8,473,629	$—	$469,112,729
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(151,506)	$—	$(151,506)
Total Liabilities	$—	$(151,506)	$—	$(151,506)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Invesco Comstock Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corp.	British Pound	2,384,951	Sell	01/17/14	$3,917,759	$3,948,987	$(31,228)
The Bank of New York Mellon Corp.	EU Euro	3,042,931	Sell	01/17/14	4,180,546	4,186,147	(5,601)
The Bank of New York Mellon Corp.	Swiss Franc	2,916,960	Sell	01/17/14	3,278,957	3,270,281	8,676
CIBC World Markets	EU Euro	3,042,931	Sell	01/17/14	4,180,013	4,186,146	(6,133)
CIBC World Markets	British Pound	2,384,951	Sell	01/17/14	3,917,950	3,948,987	(31,037)
CIBC World Markets	Canadian Dollar	4,514,505	Sell	01/17/14	4,240,764	4,248,327	(7,563)
Citigroup, Inc.	EU Euro	3,042,931	Sell	01/17/14	4,180,607	4,186,147	(5,540)
Citigroup, Inc.	British Pound	2,125,751	Sell	01/17/14	3,492,615	3,519,805	(27,190)
Citigroup, Inc.	Swiss Franc	2,662,600	Sell	01/17/14	2,992,963	2,985,111	7,852
State Street Bank	EU Euro	3,076,436	Sell	01/17/14	4,226,325	4,232,240	(5,915)
State Street Bank	British Pound	2,384,951	Sell	01/17/14	3,917,687	3,948,986	(31,299)
State Street Bank	Swiss Franc	2,916,960	Sell	01/17/14	3,278,220	3,270,281	7,939
							$(127,039)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$24,467
Total Asset Derivatives		$24,467
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$151,506
Total Liability Derivatives		$151,506

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,880,947)
Total	$(1,880,947)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$404,247
Total	$404,247

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	CIBC World Markets	Citigroup, Inc.	State Street Bank	The Bank of New York Mellon Corp.	Totals
Assets:
Forward foreign currency contracts	$—	$7,852	$7,939	$8,676	$24,467
Total Assets	$—	$7,852	$7,939	$8,676	$24,467
Liabilities:
Forward foreign currency contracts	$44,733	$32,730	$37,214	$36,829	$151,506
Total Liabilities	$44,733	$32,730	$37,214	$36,829	$151,506
Net OTC derivative instruments by counterparty, at fair value	$(44,733)	$(24,878)	$(29,275)	$(28,153)	$(127,039)
Total collateral pledged by the Portfolio/ (Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(44,733)	$(24,878)	$(29,275)	$(28,153)	$(127,039)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 62.2%
		Consumer Discretionary: 8.0%
148,051		ADT Corp.	$5,991,624	0.7
221,911		Carnival Corp.	8,914,165	1.0
225,920		Comcast Corp. - Class A	11,739,933	1.3
194,092	@	General Motors Co.	7,932,540	0.9
70,802		Time Warner Cable, Inc.	9,593,671	1.1
52,270		Time Warner, Inc.	3,644,264	0.4
155,290		Viacom - Class B	13,563,029	1.6
237,424		Other Securities	8,305,662	1.0
			69,684,888	8.0
		Consumer Staples: 5.5%
163,280		Archer-Daniels- Midland Co.	7,086,352	0.8
603,370		Avon Products, Inc.	10,390,031	1.2
302,453		Mondelez International, Inc.	10,676,591	1.2
111,604		Procter & Gamble Co.	9,085,682	1.1
173,470		Sysco Corp.	6,262,267	0.7
104,186		Other Securities	4,191,403	0.5
			47,692,326	5.5
		Energy: 6.4%
74,789		Apache Corp.	6,427,367	0.7
135,910		Baker Hughes, Inc.	7,510,387	0.9
194,520		Canadian Natural Resources Ltd.	6,581,359	0.8
70,416		Occidental Petroleum Corp.	6,696,562	0.8
323,806	@	Royal Dutch Shell PLC - Class A	11,604,707	1.3
148,937	@	Total S.A.	9,141,707	1.0
116,381		Other Securities	7,672,704	0.9
			55,634,793	6.4
		Financials: 17.5%
161,476		BB&T Corp.	6,026,284	0.7
358,766		Charles Schwab Corp.	9,327,916	1.1
392,451		Citigroup, Inc.	20,450,622	2.3
30,688		Goldman Sachs Group, Inc.	5,439,755	0.6
429,589		JPMorgan Chase & Co.	25,122,365	2.9
223,544		Marsh & McLennan Cos., Inc.	10,810,588	1.2
412,461		Morgan Stanley	12,934,777	1.5
135,983		PNC Financial Services Group, Inc.	10,549,561	1.2
82,463		State Street Corp.	6,051,959	0.7
147,837		Wells Fargo & Co.	6,711,800	0.8
1,029,668		Other Securities	39,107,300	4.5
			152,532,927	17.5
Shares			Value	Percentage of Net Assets
		Health Care: 7.9%
75,469		Amgen, Inc.	$8,615,541	1.0
115,700		Bristol-Myers Squibb Co.	6,149,455	0.7
146,013		Medtronic, Inc.	8,379,686	1.0
194,266		Merck & Co., Inc.	9,723,013	1.1
7,982		Novartis AG ADR	641,593	0.1
90,840		Novartis AG	7,280,770	0.8
208,720		Pfizer, Inc.	6,393,094	0.7
72,492		WellPoint, Inc.	6,697,536	0.8
224,482		Other Securities	15,289,924	1.7
			69,170,612	7.9
		Industrials: 4.7%
207,180		CSX Corp.	5,960,569	0.7
490,366		General Electric Co.	13,744,959	1.6
229,034	@	Tyco International Ltd.	9,399,555	1.1
170,824		Other Securities	11,679,072	1.3
			40,784,155	4.7
		Information Technology: 7.9%
177,878	@	Adobe Systems, Inc.	10,651,335	1.2
159,529	@	Amdocs Ltd.	6,578,976	0.8
611,117		Applied Materials, Inc.	10,810,660	1.2
365,686		Corning, Inc.	6,516,525	0.7
247,005	@	eBay, Inc.	13,558,104	1.6
163,603		Microsoft Corp.	6,123,660	0.7
335,423		Symantec Corp.	7,909,274	0.9
135,779		Texas Instruments, Inc.	5,962,056	0.7
20,833		Other Securities	617,698	0.1
			68,728,288	7.9
		Materials: 1.8%
176,213		Dow Chemical Co.	7,823,857	0.9
123,484		Other Securities	8,228,887	0.9
			16,052,744	1.8
		Telecommunication Services: 1.5%
54,408		Verizon Communications, Inc.	2,673,609	0.3
260,615		Vodafone Group PLC ADR	10,244,776	1.2
			12,918,385	1.5
		Utilities: 1.0%
180,661		Other Securities	8,329,994	1.0
		Total Common Stock (Cost $371,054,571)	541,529,112	62.2
PREFERRED STOCK: 1.2%
		Energy: 0.6%
88,000		Other Securities	4,939,440	0.6

See Accompanying Notes to Financial Statements

ING INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Financials: 0.6%
27,000	@,P	Wells Fargo & Co.	$636,390	0.1
35,144		Other Securities	4,533,576	0.5
			5,169,966	0.6
		Total Preferred Stock (Cost $7,273,602)	10,109,406	1.2
Principal Amount†			Percentage of Net Value	Assets
CORPORATE BONDS/NOTES: 20.7%
		Basic Materials: 1.0%
300,000	#	Anglo American Capital PLC, 9.375%, 04/08/19	$380,351	0.0
735,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	597,378	0.1
320,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	324,216	0.1
320,000	#	Xstrata Finance Canada Ltd., 2.700%, 10/25/17	323,789	0.0
6,855,000		Other Securities	7,396,736	0.8
			9,022,470	1.0
		Communications: 2.2%
60,000	#	Cox Communications, Inc., 8.375%, 03/01/39	72,992	0.0
340,000	#	COX Communications, Inc., 4.700%, 12/15/42	285,606	0.0
345,000	#	Crown Castle Towers, LLC, 3.214%, 08/15/15	351,886	0.0
435,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/20	487,890	0.1
1,408,000	#	JDS Uniphase Corp., 0.625%, 08/15/33	1,415,040	0.2
509,000	#	Liberty Interactive LLC, 0.750%, 03/30/43	636,886	0.1
1,664,000	#	Liberty Media Corp., 1.375%, 10/15/23	1,665,040	0.2
445,000		Time Warner Cable, Inc., 5.875%, 11/15/40	385,021	0.1
160,000		Time Warner, Inc., 5.875%, 11/15/16	180,615	0.0
3,505,000		Verizon Communications, Inc., 3.000%-6.550%, 04/01/16-09/15/43	3,951,946	0.4
8,737,000		Other Securities	9,792,509	1.1
			19,225,431	2.2
		Consumer, Cyclical: 1.6%
4,434,000		MGM Resorts International, 4.250%, 04/15/15	6,107,835	0.7
Principal Amount†			Value	Percentage of Net Assets
225,000	#	Virgin Australia 2013-1A Trust, 5.000%, 10/23/23	$232,313	0.0
7,192,826		Other Securities	7,297,789	0.9
			13,637,937	1.6
		Consumer, Non-cyclical: 4.8%
750,000	#	Cubist Pharmaceuticals, Inc., 1.125%, 09/01/18	864,844	0.1
1,227,000	#	Cubist Pharmaceuticals, Inc., 1.875%, 09/01/20	1,405,682	0.2
415,000	#	FBG Finance Ltd., 5.125%, 06/15/15	440,456	0.0
295,000	#	Grupo Bimbo S.A.B de CV, 4.875%, 06/30/20	307,869	0.0
730,000	#	Mylan, Inc., 6.000%, 11/15/18	777,973	0.1
275,000	#	Perrigo Co. Plc, 2.300%, 11/08/18	271,599	0.0
2,431,000		WellPoint, Inc., 2.750%, 10/15/42	3,303,121	0.4
28,299,000		Other Securities	34,621,991	4.0
			41,993,535	4.8
		Energy: 1.1%
9,296,000		Other Securities	9,386,888	1.1
		Financial: 5.6%
290,000	#	Abbey National Treasury Services PLC/London, 3.875%, 11/10/14	297,974	0.0
515,000		Charles Schwab Corp., 4.450%, 07/22/20	556,846	0.1
590,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 4.750%, 01/15/20	642,341	0.1
1,245,000	#	Credit Suisse AG, 6.500%, 08/08/23	1,327,481	0.2
830,000	#	Dexus Diversified Trust/ Dexus Office Trust, 5.600%, 03/15/21	875,053	0.1
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	4,978,946	0.5
4,179,000	#	Goldman Sachs Group, Inc., 1.000%, 09/28/20	4,268,874	0.5
1,420,000		Goldman Sachs Group, Inc., 5.250%-6.750%, 04/01/18-10/01/37	1,598,708	0.2
465,000	#	HBOS PLC, 6.750%, 05/21/18	528,066	0.1
450,000	#	HSBC Bank PLC, 4.125%, 08/12/20	476,263	0.1
1,625,000		JPMorgan Chase & Co., 4.400%-6.000%, 01/15/18-05/29/49	1,718,686	0.2

See Accompanying Notes to Financial Statements

ING INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financial (continued)
510,000	#	Macquarie Bank Ltd., 5.000%, 02/22/17	$553,282	0.1
2,990,000		Morgan Stanley, 3.450%-6.375%, 07/24/15-07/24/42	3,220,863	0.4
205,000	#	National Australia Bank Ltd., 3.750%, 03/02/15	212,700	0.0
570,000	#	Nationwide Building Society, 6.250%, 02/25/20	652,498	0.1
290,000	#	Nordea Bank AB, 4.875%, 01/27/20	317,026	0.0
225,000	#	Pacific LifeCorp, 6.000%, 02/10/20	251,061	0.0
200,000	#	Santander US Debt S.A. Unipersonal, 3.724%, 01/20/15	204,032	0.0
775,000	#	Societe Generale, 2.500%, 01/15/14	775,472	0.1
315,000	#	Standard Chartered PLC, 3.850%, 04/27/15	327,690	0.0
300,000	#	WEA Finance, LLC, 7.125%, 04/15/18	356,379	0.0
808,000		Wells Fargo & Co., 4.125%, 08/15/23	796,846	0.1
22,040,000		Other Securities	23,824,447	2.7
			48,761,534	5.6
		Industrial: 1.5%
425,000	#	BAA Funding Ltd., 2.500%, 06/25/15	430,697	0.0
510,000	#	Penske Truck Leasing Co. Lp/PTL Finance Corp., 2.500%, 03/15/16	522,753	0.1
157,000	#	Union Pacific Corp., 3.646%, 02/15/24	151,757	0.0
11,058,000		Other Securities	12,001,410	1.4
			13,106,617	1.5
		Technology: 2.8%
1,927,000	#	Linear Technology Corp., 3.000%, 05/01/27	2,201,598	0.3
1,696,000	#	Micron Technology, Inc., 1.625%, 02/15/33	3,447,120	0.4
1,640,000	#	NVIDIA Corp., 1.000%, 12/01/18	1,687,150	0.2
973,000	#	SanDisk Corp., 0.500%, 10/15/20	968,135	0.1
1,466,000	#	Xilinx, Inc., 3.125%, 03/15/37	2,328,191	0.3
10,032,000		Other Securities	13,399,652	1.5
			24,031,846	2.8
Principal Amount†			Value	Percentage of Net Assets
		Utilities: 0.1%
170,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	$173,441	0.0
780,000		Other Securities	770,142	0.1
			943,583	0.1
		Total Corporate Bonds/Notes (Cost $157,702,110)	180,109,841	20.7
MUNICIPAL BONDS: 0.1%
		Georgia: 0.1%
500,000		Other Securities	523,676	0.1
		Texas: 0.0%
230,000		Other Securities	247,393	0.0
		Total Municipal Bonds (Cost $734,015)	771,069	0.1
U.S. TREASURY OBLIGATIONS: 7.0%
		U.S. Treasury Bonds: 1.0%
8,232,000		1.750%-3.625%, due 03/31/14-08/15/43	8,237,406	1.0
		U.S. Treasury Notes: 6.0%
10,000,000		0.250%, due 12/31/15	9,973,830	1.1
10,324,000		1.500%, due 12/31/18	10,202,610	1.2
3,466,000		0.875%-2.750%, due 11/30/14-11/15/23	3,423,733	0.4
18,000,000		0.250%, due 04/30/14	18,010,188	2.1
10,990,000		0.125%-2.625%, due 02/28/14-11/15/20	10,999,784	1.2
			52,610,145	6.0
		Total U.S. Treasury Obligations (Cost $60,846,001)	60,847,551	7.0
FOREIGN GOVERNMENT BONDS: 0.2%
150,000	#	EDF S.A., 4.600%, 01/27/20	162,342	0.0
1,280,000		Other Securities	1,419,369	0.2
		Total Foreign Government Bonds (Cost $1,442,102)	1,581,711	0.2
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.7%
		Federal Home Loan Mortgage Corporation##: 0.3%
2,950,000		Other Securities	3,287,665	0.3
		Federal National Mortgage Association##: 0.4%
3,045,000		Other Securities	3,471,634	0.4
		Total U.S. Government Agency Obligations (Cost $6,314,450)	6,759,299	0.7
		Total Long-Term Investments (Cost $605,366,851)	801,707,989	92.1

See Accompanying Notes to Financial Statements

ING INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.3%
	Mutual Funds: 7.3%
63,701,034	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $63,701,034)	$63,701,034	7.3
	Total Short-Term Investments (Cost $63,701,034)	63,701,034	7.3
	Total Investments in Securities (Cost $669,067,885)	$865,409,023	99.4
	Assets in Excess of Other Liabilities	4,957,341	0.6
	Net Assets	$870,366,364	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@  Non-income producing security

ADR  American Depositary Receipt

P  Preferred Stock may be called prior to convertible date.

Cost for federal income tax purposes is $669,482,290.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$203,296,038
Gross Unrealized Depreciation	(7,369,305)
Net Unrealized Appreciation	$195,926,733

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$69,684,888	$—	$—	$69,684,888
Consumer Staples	47,692,326	—	—	47,692,326
Energy	34,888,379	20,746,414	—	55,634,793
Financials	152,532,927	—	—	152,532,927
Health Care	61,889,842	7,280,770	—	69,170,612
Industrials	40,784,155	—	—	40,784,155
Information Technology	68,728,288	—	—	68,728,288
Materials	16,052,744	—	—	16,052,744
Telecommunication Services	12,918,385	—	—	12,918,385
Utilities	8,329,994	—	—	8,329,994
Total Common Stock	513,501,928	28,027,184	—	541,529,112
Preferred Stock	636,390	9,473,016	—	10,109,406
Corporate Bonds/Notes	—	180,109,841	—	180,109,841
Municipal Bonds	—	771,069	—	771,069
U.S. Treasury Obligations	—	60,847,551	—	60,847,551
U.S. Government Agency Obligations	—	6,759,299	—	6,759,299
Short-Term Investments	63,701,034	—	—	63,701,034
Foreign Government Bonds	—	1,581,711	—	1,581,711
Total Investments, at fair value	$577,839,352	$287,569,671	$—	$865,409,023
Other Financial Instruments+
Forward Foreign Currency Contracts	—	18,716	—	18,716
Total Assets	$577,839,352	$287,588,387	$—	$865,427,739

See Accompanying Notes to Financial Statements

ING INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(421,035)	$—	$(421,035)
Total Liabilities	$—	$(421,035)	$—	$(421,035)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Invesco Equity and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	Israeli New Shekel	8,197,102	Buy	01/10/14	$2,341,828	$2,360,544	$18,716
							$18,716
The Bank of New York Mellon Corp.	British Pound	2,942,715	Sell	01/10/14	4,829,319	4,872,754	(43,435)
The Bank of New York Mellon Corp.	EU Euro	2,042,148	Sell	01/10/14	2,773,972	2,809,383	(35,411)
The Bank of New York Mellon Corp.	Swiss Franc	2,806,012	Sell	01/10/14	3,102,726	3,145,747	(43,021)
The Bank of New York Mellon Corp.	Canadian Dollar	4,529,895	Sell	01/10/14	4,247,918	4,263,567	(15,649)
State Street Bank	British Pound	6,572,990	Sell	01/10/14	10,780,394	10,884,020	(103,626)
State Street Bank	EU Euro	4,925,598	Sell	01/10/14	6,687,632	6,776,145	(88,513)
State Street Bank	Swiss Franc	2,824,224	Sell	01/10/14	3,122,207	3,166,163	(43,956)
State Street Bank	Canadian Dollar	4,034,760	Sell	01/10/14	3,783,462	3,797,543	(14,081)
State Street Bank	Israeli New Shekel	8,197,102	Sell	01/10/14	2,327,202	2,360,545	(33,343)
							$(421,035)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$18,716
Total Asset Derivatives		$18,716
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$421,035
Total Liability Derivatives		$421,035
See Accompanying Notes to Financial Statements

ING INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,893)
Total	$(1,893)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(151,816)
Total	$(151,816)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	State Street Bank	The Bank of New York Mellon Corp.	Totals
Assets:
Forward foreign currency contracts	$18,716	$—	$18,716
Total Assets	$18,716	$—	$18,716
Liabilities:
Forward foreign currency contracts	$283,519	$137,516	$421,035
Total Liabilities	$283,519	$137,516	$421,035
Net OTC derivative instruments by counterparty, at fair value	$(264,803)	$(137,516)	$(402,319)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(264,803)	$(137,516)	$(402,319)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING JPMORGAN  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 20.3%
24,240	@	Autozone, Inc.	$11,585,266	1.6
182,490	@	Dish Network Corp. - Class A	10,569,821	1.5
146,160		Expedia, Inc.	10,181,506	1.4
108,980		Family Dollar Stores, Inc.	7,080,431	1.0
273,270		Gap, Inc.	10,679,392	1.5
203,770		Kohl's Corp.	11,563,947	1.6
143,206		Marriott International, Inc.	7,068,648	1.0
53,050	@	Mohawk Industries, Inc.	7,899,145	1.1
106,840		Petsmart, Inc.	7,772,610	1.1
55,560		PVH Corp.	7,557,271	1.0
1,029,044		Other Securities	54,329,694	7.5
			146,287,731	20.3
		Consumer Staples: 4.8%
100,760		Beam, Inc.	6,857,726	1.0
154,970		Dr Pepper Snapple Group, Inc.	7,550,138	1.0
173,380		Kroger Co.	6,853,711	1.0
133,832		Other Securities	12,895,134	1.8
			34,156,709	4.8
		Energy: 3.6%
641,917		Other Securities(a)	25,773,707	3.6
		Financials: 27.3%
101,980		Ameriprise Financial, Inc.	11,732,799	1.6
526,560		Fifth Third Bancorp.	11,073,557	1.5
194,110	@	Invesco Ltd.	7,065,604	1.0
261,540		Loews Corp.	12,616,690	1.8
76,431		M&T Bank Corp.	8,898,097	1.2
269,240		Marsh & McLennan Cos., Inc.	13,020,446	1.8
115,400		Northern Trust Corp.	7,142,106	1.0
225,680		SunTrust Bank	8,307,281	1.2
99,420		T. Rowe Price Group, Inc.	8,328,413	1.2
191,750		UnumProvident Corp.	6,726,590	0.9
85,106		Vornado Realty Trust	7,556,562	1.0
3,154,023		Other Securities	94,550,674	13.1
			197,018,819	27.3
		Health Care: 4.7%
108,700		AmerisourceBergen Corp.	7,642,697	1.1
109,560		Cigna Corp.	9,584,309	1.3
247,580		Other Securities	16,901,746	2.3
			34,128,752	4.7
Shares			Value	Percentage of Net Assets
		Industrials: 10.3%
145,100		Ametek, Inc.	$7,642,417	1.1
118,990		Carlisle Cos., Inc.	9,447,806	1.3
124,860		Equifax, Inc.	8,626,577	1.2
123,780		IDEX Corp.	9,141,153	1.3
98,050		MSC Industrial Direct Co.	7,929,304	1.1
113,430		Regal-Beloit Corp.	8,362,060	1.1
73,721		Snap-On, Inc.	8,073,924	1.1
317,549		Other Securities	15,155,126	2.1
			74,378,367	10.3
		Information Technology: 9.7%
133,290		Amphenol Corp.	11,886,802	1.6
200,880		Analog Devices, Inc.	10,230,818	1.4
196,410	@	Arrow Electronics, Inc.	10,655,243	1.5
174,986		Jack Henry & Associates, Inc.	10,360,921	1.4
194,630	@	Synopsys, Inc.	7,896,139	1.1
196,180		Xilinx, Inc.	9,008,586	1.3
277,170		Other Securities	9,911,451	1.4
			69,949,960	9.7
		Materials: 7.9%
81,280		Airgas, Inc.	9,091,168	1.3
134,418		Albemarle Corp.	8,520,757	1.2
280,910		Ball Corp.	14,511,811	2.0
82,580		Sigma-Aldrich Corp.	7,763,346	1.1
142,145		Silgan Holdings, Inc.	6,825,803	0.9
82,340		Other Securities	10,233,591	1.4
			56,946,476	7.9
		Utilities: 10.2%
291,370		CenterPoint Energy, Inc.	6,753,956	0.9
261,040		CMS Energy Corp.	6,988,041	1.0
108,470		Energen Corp.	7,674,252	1.1
210,450		NiSource, Inc.	6,919,596	1.0
100,450		Sempra Energy	9,016,392	1.2
229,580		Westar Energy, Inc.	7,385,589	1.0
840,670		Other Securities	29,017,803	4.0
			73,755,629	10.2
		Total Common Stock (Cost $517,770,200)	712,396,150	98.8

See Accompanying Notes to Financial Statements

ING JPMORGAN  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc(1): 0.6%
1,006,867	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,006,868, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,027,004, due 12/15/15-08/15/53)	$1,006,867	0.1
1,006,867	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,006,869, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,027,004, due 04/30/15-03/01/48)	1,006,867	0.2
1,006,867	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,006,869, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,027,005, due 01/24/14-02/01/47)	1,006,867	0.2
1,006,867	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,006,868, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $1,027,004, due 06/01/17-09/01/44)	1,006,867	0.1
Principal Amount†		Value	Percentage of Net Assets
211,967	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $211,967, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $216,206, due 01/23/14-08/15/23)	$211,967	0.0
		4,239,435	0.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.0%
14,514,166	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $14,514,166)	$14,514,166	2.0
	Total Short-Term Investments (Cost $18,753,601)	18,753,601	2.6
	Total Investments in Securities (Cost $536,523,801)	$731,149,751	101.4
	Liabilities in Excess of Other Assets	(10,296,216)	(1.4)
	Net Assets	$720,853,535	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $538,909,442.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$196,981,004
Gross Unrealized Depreciation	(4,740,695)
Net Unrealized Appreciation	$192,240,309

See Accompanying Notes to Financial Statements

ING JPMORGAN  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock*	$712,396,150	$—	$—	$712,396,150
Short-Term Investments	14,514,166	4,239,435	—	18,753,601
Total Investments, at fair value	$726,910,316	$4,239,435	$—	$731,149,751

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Brazil: 3.0%
5,763,458		Other Securities	$54,600,897	3.0
		Denmark: 0.4%
152,356		Other Securities(a)	8,331,817	0.4
		Finland: 0.2%
161,984		Other Securities	3,705,866	0.2
		France: 5.8%
186,408	@	LVMH Moet Hennessy Louis Vuitton S.A.	34,055,769	1.8
146,130	@	Kering	30,889,160	1.7
288,734		Technip S.A.	27,793,842	1.5
250,810		Other Securities	14,584,782	0.8
			107,323,553	5.8
		Germany: 11.6%
180,185		Allianz AG	32,420,041	1.8
204,564		Bayer AG	28,723,073	1.6
426,194		Bayerische Motoren Werke AG	36,445,082	2.0
588,179		Deutsche Bank AG	28,257,063	1.5
86,785		Linde AG	18,171,639	1.0
474,097		SAP AG	41,114,629	2.2
202,648		Siemens AG	27,786,924	1.5
			212,918,451	11.6
		India: 3.1%
598,820		ICICI Bank Ltd. ADR	22,258,139	1.2
7,610,175		Other Securities	34,462,249	1.9
			56,720,388	3.1
		Italy: 2.0%
835,059		Other Securities(a)	37,297,755	2.0
		Japan: 9.3%
1,288,600		Dai-ichi Life Insurance Co., Ltd.	21,562,174	1.2
476,300		KDDI Corp.	29,347,353	1.6
65,151		Keyence Corp.	27,896,705	1.5
329,300		Murata Manufacturing Co., Ltd.	29,285,746	1.6
182,900		Nidec Corp.	18,018,330	1.0
370,000		Sumitomo Mitsui Financial Group, Inc.	19,241,252	1.0
330,900		Other Securities	25,829,673	1.4
			171,181,233	9.3
Shares			Value	Percentage of Net Assets
		Mexico: 1.9%
194,132	@	Fomento Economico Mexicano SAB de CV ADR	$18,999,699	1.0
512,376		Other Securities	15,504,498	0.9
			34,504,197	1.9
		Netherlands: 2.5%
610,813		European Aeronautic Defence and Space Co. NV	46,892,427	2.5
		Spain: 4.0%
2,012,530		Banco Bilbao Vizcaya Argentaria S.A.	24,896,184	1.3
206,827		Inditex S.A.	34,149,576	1.9
585,128		Other Securities	14,764,659	0.8
			73,810,419	4.0
		Sweden: 4.6%
608,562		Assa Abloy AB	32,219,770	1.8
4,227,540		Telefonaktiebolaget LM Ericsson	51,616,134	2.8
			83,835,904	4.6
		Switzerland: 5.3%
588,024	@	Credit Suisse Group	18,148,407	1.0
270,150		Nestle S.A.	19,799,310	1.1
76,573		Roche Holding AG - Genusschein	21,450,109	1.2
1,964,058		UBS AG - Reg	37,606,514	2.0
			97,004,340	5.3
		Taiwan: 0.9%
4,645,111		Other Securities	16,401,701	0.9
		United Kingdom: 4.1%
1,443,296	@	Prudential PLC	32,249,183	1.8
686,455		Unilever PLC	28,244,884	1.5
323,260		Other Securities	15,234,416	0.8
			75,728,483	4.1
		United States: 41.1%
185,270		3M Co.	25,984,117	1.4
535,253	@	Adobe Systems, Inc.	32,050,950	1.7
429,250		Aetna, Inc.	29,442,257	1.6
889,710		Altera Corp.	28,942,266	1.6
408,970		Citigroup, Inc.	21,311,427	1.2
516,010		Colgate-Palmolive Co.	33,649,012	1.8
667,940	@	eBay, Inc.	36,663,227	2.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
		United States (continued)
258,250		Emerson Electric Co.	$18,123,985	1.0
397,220	@	Facebook, Inc.	21,712,045	1.2
311,230	@	Gilead Sciences, Inc.	23,388,934	1.3
114,170		Goldman Sachs Group, Inc.	20,237,774	1.1
45,670	@	Google, Inc. - Class A	51,182,826	2.8
385,260		Intuit, Inc.	29,403,043	1.6
855,870		Maxim Integrated Products	23,887,332	1.3
250,340		McDonald's Corp.	24,290,490	1.3
491,410		McGraw-Hill Cos., Inc.	38,428,262	2.1
668,520		Microsoft Corp.	25,022,704	1.4
283,250		Tiffany & Co.	26,279,935	1.4
202,620		United Parcel Service, Inc. - Class B	21,291,310	1.1
527,870		Walt Disney Co.	40,329,268	2.2
433,210		WellPoint, Inc.	40,024,272	2.2
201,730		Zimmer Holdings, Inc.	18,799,219	1.0
3,344,839		Other Securities(a)	125,870,506	6.8
			756,315,161	41.1
		Total Common Stock (Cost $1,111,203,711)	1,836,572,592	99.8
RIGHTS: 0.0%
		Spain: 0.0%
585,128		Other Securities	399,262	0.0
		Total Rights (Cost $382,305)	399,262	0.0
		Total Long-Term Investments (Cost $1,111,586,016)	1,836,971,854	99.8
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
		Securities Lending Collateralcc(1): 0.5%
2,370,361		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,370,364, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $2,417,768, due 12/15/15-08/15/53)	$2,370,361	0.1
Principal Amount†		Value	Percentage of Net Assets
2,370,361	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,370,365, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,417,768, due 04/30/15-03/01/48)	$2,370,361	0.2
2,370,361	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,370,365, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $2,417,769, due 01/24/14-02/01/47)	2,370,361	0.1
2,370,361	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,370,362, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $2,417,768, due 06/01/17-09/01/44)	2,370,361	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
499,014	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $499,014, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $508,994, due 01/23/14-08/15/23)	$499,014	0.0
		9,980,458	0.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
9,076,521	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $9,076,521)	$9,076,521	0.5
	Total Short-Term Investments (Cost $19,056,979)	19,056,979	1.0
	Total Investments in Securities (Cost $1,130,642,995)	$1,856,028,833	100.8
	Liabilities in Excess of Other Assets	(14,619,162)	(0.8)
	Net Assets	$1,841,409,671	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $1,143,654,396.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$760,581,927
Gross Unrealized Depreciation	(48,207,490)
Net Unrealized Appreciation	$712,374,437
Sector Diversification	Percentage of Net Assets
Information Technology	25.0%
Financials	18.7
Consumer Discretionary	17.3
Health Care	13.9
Industrials	12.5
Consumer Staples	6.1
Energy	3.1
Telecommunication Services	1.6
Materials	1.4
Utilities	0.2
Short-Term Investments	1.0
Liabilities in Excess of Other Assets	(0.8)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Brazil	$40,130,283	$14,470,614	$—	$54,600,897
Denmark	—	8,331,817	—	8,331,817
Finland	3,705,866	—	—	3,705,866
France	—	107,323,553	—	107,323,553
Germany	—	212,918,451	—	212,918,451
India	22,258,139	34,462,249	—	56,720,388
Italy	16,560,269	20,737,486	—	37,297,755
Japan	—	171,181,233	—	171,181,233
Mexico	34,504,197	—	—	34,504,197
Netherlands	—	46,892,427	—	46,892,427
Spain	—	73,810,419	—	73,810,419

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Sweden	$—	$83,835,904	$—	$83,835,904
Switzerland	—	97,004,340	—	97,004,340
Taiwan	—	16,401,701	—	16,401,701
United Kingdom	—	75,728,483	—	75,728,483
United States	756,315,161	—	—	756,315,161
Total Common Stock	873,473,915	963,098,677	—	1,836,572,592
Rights	399,262	—	—	399,262
Short-Term Investments	9,076,521	9,980,458	—	19,056,979
Total Investments, at fair value	$882,949,698	$973,079,135	$—	$1,856,028,833

(1)  For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio's policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2013, securities valued at $24,459,998 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 11.4%
		Basic Materials: 1.1%
3,800,000	#,L	Braskem Finance Ltd., 7.000%, 05/07/20	$4,071,700	0.4
3,100,000	#,L	CSN Islands XI Corp., 6.875%, 09/21/19	3,231,750	0.4
2,800,000	#	Gerdau Holdings, Inc., 7.000%, 01/20/20	3,066,000	0.3
115,000		Other Securities	130,518	0.0
			10,499,968	1.1
		Communications: 0.6%
2,500,000		BellSouth Corp., 5.200%, 09/15/14	2,581,967	0.3
2,300,000		Verizon Communications, Inc., 1.993%- 3.650%, 09/15/16- 09/14/18	2,421,242	0.3
300,000		Other Securities	312,750	0.0
			5,315,959	0.6
		Consumer, Cyclical: 0.1%
1,000,000	#	Daimler Finance North America, LLC, 0.857%, 03/28/14	1,001,443	0.1
85,905		Other Securities	98,488	0.0
			1,099,931	0.1
		Consumer, Non-cyclical: 0.3%
2,500,000		Other Securities	2,705,835	0.3
		Energy: 0.3%
3,000,000		Other Securities	3,039,674	0.3
		Financial: 8.9%
2,800,000		GMAC, Inc., 6.750%, 12/01/14	2,940,000	0.3
4,000,000		Ally Financial, Inc., 4.625%, 06/26/15	4,173,024	0.4
2,600,000		Ally Financial, Inc., 4.500%- 8.300%, 02/11/14- 02/12/15	2,772,049	0.3
Principal Amount†				Value	Percentage of Net Assets
	700,000	#	Banco Santander Brazil SA/ Cayman Islands, 2.343%, 03/18/14	$700,087	0.1
	300,000		Bank of America Corp., 0.571%, 08/15/16	295,034	0.0
	4,400,000		Bank of America Corp., 6.500%, 08/01/16	4,970,658	0.5
	2,900,000		Bank of America NA, 0.709%, 11/14/16	2,907,792	0.3
	600,000	#	Bank of Montreal, 2.850%, 06/09/15	620,499	0.1
	500,000	#,L	Bank of Nova Scotia, 1.950%, 01/30/17	513,148	0.1
GBP	1,700,000		Barclays Bank PLC, 14.000%, 11/29/49	3,758,704	0.4
	1,200,000	#	BBVA, 6.500%, 03/10/21	1,272,000	0.1
	1,000,000	#,L	CIT Group, Inc., 4.750%, 02/15/15	1,038,750	0.1
	600,000	#	CIT Group, Inc., 5.250%, 04/01/14	607,500	0.1
	7,700,000		Citigroup, Inc., 5.000%, 09/15/14	7,920,713	0.8
	4,900,000		Ford Motor Credit Co. LLC, 3.984%, 06/15/16	5,213,384	0.5
	2,100,000		Ford Motor Credit Co., LLC, 12.000%, 05/15/15	2,411,653	0.3
	4,800,000	#	ICICI Bank Ltd/ Dubai, 4.750%, 11/25/16	5,027,453	0.5
	1,800,000	L	ICICI Bank Ltd., 5.500%, 03/25/15	1,864,843	0.2
	345,000	#	International Lease Finance Corp., 6.500%, 09/01/14	357,937	0.0
	700,000	#	International Lease Finance Corp., 6.750%, 09/01/16	784,000	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Financials (continued)
	3,800,000		International Lease Finance Corp., 4.875%- 8.625%, 06/01/14- 05/15/16	$3,976,500	0.4
	1,300,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,363,631	0.1
	900,000		JPMorgan Chase Bank NA, 0.574%, 06/13/16	895,813	0.1
GBP	1,700,000		LBG Capital No.2 PLC, 7.625%, 12/09/19	2,980,870	0.3
GBP	1,900,000		LBG Capital No. 1 PLC, 7.588%- 7.869%, 05/12/20- 08/25/20	3,360,353	0.3
	3,000,000	#	Macquarie Group Ltd., 7.300%, 08/01/14	3,110,286	0.3
	1,900,000		Merrill Lynch & Co., Inc., 6.875%, 04/25/18	2,247,649	0.2
	500,000	#	National Bank of Canada, 2.200%, 10/19/16	516,363	0.1
	1,400,000	#	Nationwide Building Society, 6.250%, 02/25/20	1,602,626	0.2
	300,000	#	Nordea Bank AB, 2.125%, 01/14/14	300,198	0.0
	600,000	#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	645,000	0.1
GBP	1,600,000		Santander Issuances S.A Unipersonal, 7.300%, 07/27/19	2,737,418	0.3
	400,000	#	Turkiye Garanti Bankasi AS, 2.742%, 04/20/16	389,000	0.0
	11,400,000		Other Securities	12,330,643	1.3
				86,605,578	8.9
Principal Amount†				Value	Percentage of Net Assets
			Industrial: 0.1%
	1,300,000	#	Asciano Finance Ltd., 5.000%, 04/07/18	$1,379,005	0.1
			Utilities: 0.0%
JPY	8,000,000		Other Securities	75,549	0.0
			Total Corporate Bonds/Notes (Cost $106,341,691)	110,721,499	11.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.7%
EUR	1,279,335	#	Arran Residential Mortgages Funding PLC, 1.617%, 05/16/47	1,785,243	0.2
	183,449	#	BCAP, LLC Trust, 5.222%, 03/26/37	169,340	0.0
	1,589,988	#	BCRR Trust, 5.858%, 07/17/40	1,703,401	0.2
	3,061,086		Bear Stearns Adjustable Rate Mortgage Trust, 2.600%- 5.376%, 09/25/34- 02/25/36	3,037,941	0.3
	2,551,488		Citicorp Mortgage Securities, Inc., 6.000%, 01/25/37	2,555,637	0.3
	331,285		Citigroup Mortgage Loan Trust, Inc., 2.613%, 08/25/35	327,414	0.0
	6,698,285		Countrywide Home Loan Mortgage Pass Through Trust, 0.365%, 04/25/46	5,595,111	0.6
	444,429	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.505%, 06/25/35	388,200	0.0
	905,186		Countrywide Home Loan Mortgage Pass-through Trust, 0.485%- 2.526%, 11/25/34- 03/25/35	847,589	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
4,074,686		Credit Suisse Commercial Mortgage Trust Series 2006-C4, 5.460%, 09/15/39	$4,429,872	0.4
2,300,000		Credit Suisse Mortgage Capital Certificates, 5.695%, 09/15/40	2,544,808	0.3
406,681	#	Credit Suisse Mortgage Capital Certificates, 0.337%, 10/15/21	404,267	0.0
2,385,382	#	Credit Suisse Mortgage Capital Certificates, 0.397%, 10/15/21	2,380,086	0.3
4,071,007		Granite Master Issuer PLC, 0.347%, 12/20/54	4,029,483	0.4
6,700,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%- 5.440%, 05/15/47- 01/15/49	7,364,983	0.8
5,446,001		LB Commercial Mortgage Trust 2007-C3, 5.839%, 07/15/44	6,053,992	0.6
6,532,416		MLCC Mortgage Investors, Inc., 2.144%, 11/25/35	6,209,460	0.7
257,522		MLCC Mortgage Investors, Inc., 0.415%- 1.165%, 10/25/35- 11/25/35	248,062	0.0
93,168	#	Structured Asset Securities Corp., 2.625%, 10/28/35	87,878	0.0
200,475	#	Wachovia Bank Commercial Mortgage Trust, 0.247%, 06/15/20	198,524	0.0
Principal Amount†		Value	Percentage of Net Assets
3,400,109	Washington Mutual Mortgage Pass-through Certificates, 0.475%- 4.733%, 02/27/34- 08/25/46	$3,154,778	0.3
11,692,084	Other Securities	11,332,566	1.2
	Total Collateralized Mortgage Obligations (Cost $61,573,769)	64,848,635	6.7
MUNICIPAL BONDS: 3.4%
	California: 1.6%
3,500,000	Los Angeles Department of Airports, 6.582%, 05/15/39	4,056,325	0.4
6,000,000	Southern California Public Power Authority, 5.943%, 07/01/40	6,438,600	0.7
600,000	State of California, 7.500%- 7.700%, 11/01/30- 04/01/34	752,092	0.1
3,700,000	Other Securities	4,105,320	0.4
		15,352,337	1.6
	Illinois: 0.1%
800,000	Other Securities	893,511	0.1
	Nebraska: 0.0%
500,000	Other Securities	534,050	0.0
	Nevada: 0.3%
3,300,000	City of North Las Vegas NV, 6.572%, 06/01/40	2,549,844	0.2
600,000	Other Securities	747,630	0.1
		3,297,474	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		New York: 0.8%
5,800,000		New York City Municipal Water Finance Authority, 5.882%- 6.282%, 06/15/42- 06/15/44	$6,415,351	0.7
1,200,000		Other Securities	1,266,836	0.1
			7,682,187	0.8
		Texas: 0.6%
5,100,000		City of San Antonio TX, 5.808%- 6.308%, 02/01/37- 02/01/41	5,643,509	0.6
		Total Municipal Bonds (Cost $31,269,165)	33,403,068	3.4
CERTIFICATES OF DEPOSIT: 0.4%
		Banks: 0.4%
3,600,000		Credit Suisse/ New York NY, 0.651%, 12/07/15	3,600,306	0.4
		Total Certificates of Deposit (Cost $3,600,000)	3,600,306	0.4
ASSET-BACKED SECURITIES: 2.0%
		Home Equity Asset-Backed Securities: 1.1%
10,100,000		Accredited Mortgage Loan Trust 2006-1, 0.445%, 04/25/36	7,138,448	0.7
3,884,696		Other Securities	3,421,270	0.4
			10,559,718	1.1
		Other Asset-Backed Securities: 0.9%
3,300,000	#	Hillmark Funding, 0.489%, 05/21/21	3,216,748	0.3
2,510,447		Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, 0.315%, 01/25/37	2,289,808	0.2
Principal Amount†			Value	Percentage of Net Assets
3,841,884		Other Securities	$3,787,699	0.4
			9,294,255	0.9
		Total Asset- Backed Securities (Cost $19,581,002)	19,853,973	2.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 49.3%
		Federal Home Loan Mortgage Corporation##: 12.8%
27,100,000		0.750%, due 01/12/18	26,391,173	2.7
8,100,000		1.000%, due 03/08/17	8,117,002	0.8
29,600,000		1.000%, due 06/29/17	29,437,555	3.0
15,100,000		1.000%, due 07/28/17	15,012,511	1.5
12,900,000		1.000%, due 09/29/17	12,755,894	1.3
9,800,000		1.250%, due 08/01/19	9,336,117	1.0
6,900,000		1.250%, due 10/02/19	6,542,021	0.7
16,085,299		0.317%-6.000%, due 05/12/17- 10/25/44	17,206,082	1.8
			124,798,355	12.8
		Federal National Mortgage Association##: 35.8%
15,300,000		0.875%, due 08/28/17	15,114,181	1.6
4,000,000		1.250%, due 01/30/17	4,049,964	0.4
900,000	^	2.310%, due 08/01/22	824,031	0.1
5,200,000	^	2.790%, due 07/01/22	5,055,961	0.5
500,000	^	2.870%, due 09/01/27	434,843	0.0
22,000,000	W	3.000%, due 09/25/26	22,458,047	2.3
42,000,000	W	3.500%, due 01/25/26	43,934,297	4.5
3,850,493		3.500%, due 12/01/26	4,036,703	0.4
98,100,000	W	4.500%, due 02/01/39	103,652,612	10.6
4,752,404		4.500%, due 05/01/39	5,048,982	0.5
6,000,000	W	5.000%, due 02/01/39	6,498,283	0.7
24,000,000	W	5.000%, due 01/13/40	26,068,130	2.7
3,413,036		6.000%, due 10/01/39	3,782,081	0.4
101,600,528	W	0.225%-6.500%, due 04/01/15- 10/01/44	108,037,069	11.1
			348,995,184	35.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Government National Mortgage Association: 0.7%
	6,001,318		0.567%-5.000%, due 03/16/32- 09/15/40	$6,521,068	0.7
			Total U.S. Government Agency Obligations (Cost $482,327,635)	480,314,607	49.3
FOREIGN GOVERNMENT BONDS: 6.6%
	300,000	#	Banco Nacional de Desenvolvimento Economico e Social, 3.375%, 09/26/16	303,750	0.0
	3,300,000	#	Dexia Credit Local, 0.717%, 04/29/14	3,304,973	0.3
	600,000	#	EDF SA, 5.500%, 01/26/14	601,930	0.1
EUR	3,900,000		Italy Buoni Poliennali Del Tesoro, 2.750%, 12/01/15	5,520,010	0.6
EUR	3,800,000		Italy Buoni Poliennali Del Tesoro, 3.000%, 11/01/15	5,395,624	0.5
EUR	1,900,000		Italy Buoni Poliennali Del Tesoro, 2.500%- 6.000%, 11/15/14- 08/01/15	2,682,891	0.3
EUR	700,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 0.860%, 12/31/14	954,797	0.1
EUR	1,200,000	Z	Italy Certificati di Credito del Tesoro, 1.130%, 06/30/15	1,623,323	0.2
	2,700,000		Korea Development Bank, 4.375%, 08/10/15	2,846,213	0.3
	400,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	422,625	0.0
Principal Amount†				Value	Percentage of Net Assets
	5,300,000		Province of Ontario Canada, 1.600%- 4.400%, 09/21/16- 04/14/20	$5,400,715	0.5
CAD	3,700,000		Province of Ontario Canada, 4.000%- 5.500%, 06/02/18- 06/02/21	3,771,061	0.4
CAD	1,900,000		Province of Quebec Canada, 4.250%, 12/01/21	1,910,875	0.2
	500,000		Province of Quebec Canada, 3.500%, 07/29/20	519,186	0.1
EUR	4,000,000		Spain Government Bond, 2.750%, 03/31/15	5,612,431	0.6
EUR	8,900,000		Spain Government Bond, 4.000%, 07/30/15	12,711,242	1.3
EUR	2,800,000		Spain Government Bond, 3.150%- 3.750%, 10/31/14- 01/31/16	3,934,482	0.4
	2,900,000	#	State Bank of India/London, 4.500%, 07/27/15	2,985,773	0.3
	3,400,000		Other Securities	3,613,669	0.4
			Total Foreign Government Bonds (Cost $63,761,222)	64,115,570	6.6
U.S. TREASURY OBLIGATIONS: 38.6%
			Treasury Inflation Indexed Protected Securities: 10.2%
	411,296	S	0.125%, due 04/15/17	423,008	0.0
	5,468,858		0.125%, due 01/15/22	5,254,801	0.5
	5,788,806		0.125%, due 07/15/22	5,544,362	0.6
	11,850,693		1.125%, due 01/15/21	12,454,806	1.3
	5,883,450		2.000%, due 01/15/26	6,517,298	0.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Treasury Inflation Indexed Protected Securities (continued)
16,106,870		2.375%, due 01/15/25	$18,517,875	1.9
7,759,203		2.375%, due 01/15/27	8,937,935	0.9
5,438,900		2.500%, due 01/15/29	6,385,606	0.6
22,525,776		3.625%, due 04/15/28	29,786,825	3.1
5,418,525		0.625%-1.750%, due 07/15/20- 01/15/28	5,684,634	0.6
			99,507,150	10.2
		U.S. Treasury Notes: 28.4%
1,800,000		0.750%, due 12/31/17	1,759,781	0.2
22,700,000		0.750%, due 02/28/18	22,096,134	2.3
9,400,000		1.000%, due 05/31/18	9,192,175	0.9
192,000,000		0.625%, due 12/15/16	191,212,416	19.6
9,300,000		1.250%, due 10/31/18	9,112,912	1.0
13,000,000		1.250%, due 11/30/18	12,715,118	1.3
27,600,000	S	1.500%, due 08/31/18	27,447,979	2.8
3,400,000		0.875%-1.500%, due 04/30/17- 12/31/18	3,387,269	0.3
			276,923,784	28.4
		Total U.S. Treasury Obligations (Cost $386,809,291)	376,430,934	38.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: —%
		Consumer Discretionary: —%
60,000	@,X	General Motors Co.	$—	—
		Total Common Stock (Cost $0)	—	—
Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.4%
		Financials: 0.4%
3,400	@	Wells Fargo & Co.	$3,757,000	0.4
		Total Preferred Stock (Cost $2,195,020)	3,757,000	0.4
		Total Long-Term Investments (Cost $1,157,458,795)	1,157,045,592	118.8
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
		U.S. Treasury Bills: 0.2%
290,000	S	United States Treasury Bill, 0.100%, 11/13/14	$289,752	0.0
1,638,000	S	United States Treasury Bill, 0.110%, 12/11/14	1,636,264	0.2
			1,926,016	0.2
		Securities Lending Collateralcc(1): 0.2%
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%- 11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15- 08/15/53)	1,000,000	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Securities Lending Collateralcc(1) (continued)
	24,970		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, .01%, due 01/02/14 (Repurchase Amount $24,970, collateralized by various U.S. Government Securities, 0.000%- 2.750%, Market Value plus accrued interest $25,469, due 02/27/14- 02/15/25)	$24,970	0.0
	1,000,000		Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government Agency Obligations, 2.500%- 4.000%, Market Value plus accrued interest $1,020,000, due 12/01/26- 01/01/44)	1,000,000	0.1
				2,024,970	0.2
			Foreign Government Bonds: 3.2%
EUR	9,000,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.780%, 10/14/14	12,304,841	1.2
EUR	2,200,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.790%, 09/12/14	3,009,860	0.3
Principal Amount†				Value	Percentage of Net Assets
EUR	1,300,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.830%, 11/14/14	$1,775,549	0.2
MXN	5,100,000	Z	Mexico Cetes, 3.560%, 01/23/14	389,757	0.1
MXN	15,100,000	Z	Mexico Cetes, 3.560%, 02/06/14	1,152,451	0.1
EUR	9,500,000	Z	Spain Letras del Tesoro, 0.870%, 10/17/14	12,979,870	1.3
				31,612,328	3.2
			Total Short-Term Investments (Cost $35,315,467)	35,563,314	3.6
			Total Investments in Securities (Cost $1,192,774,262)	$1,192,608,906	122.4
			Liabilities in Excess of Other Assets	(218,337,300)	(22.4)
			Net Assets	$974,271,606	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

L  Loaned security, a portion or all of the security is on loan at December 31, 2013.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

CAD  Canadian Dollar

EUR  EU Euro

GBP  British Pound

JPY  Japanese Yen

MXN  Mexican Peso

Cost for federal income tax purposes is $1,193,140,080.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$16,760,137
Gross Unrealized Depreciation	(17,291,311)
Net Unrealized Depreciation	$(531,174)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Preferred Stock	3,757,000	—	—	3,757,000
Corporate Bonds/Notes	—	110,721,499	—	110,721,499
Collateralized Mortgage Obligations	—	64,848,635	—	64,848,635
Municipal Bonds	—	33,403,068	—	33,403,068
Short-Term Investments	—	35,563,314	—	35,563,314
Asset-Backed Securities	—	19,853,973	—	19,853,973
U.S. Treasury Obligations	—	376,430,934	—	376,430,934
Foreign Government Bonds	—	64,115,570	—	64,115,570
Certificates of Deposit	—	3,600,306	—	3,600,306
U.S. Government Agency Obligations	—	480,314,607	—	480,314,607
Total Investments, at fair value	$3,757,000	$1,188,851,906	$—	$1,192,608,906
Other Financial Instruments+
Centrally Cleared Swaps	—	7,674,788	—	7,674,788
Forward Foreign Currency Contracts	—	435,158	—	435,158
Futures	288,565	—	—	288,565
OTC Swaps	—	1,205,354	—	1,205,354
Total Assets	$4,045,565	$1,198,167,206	$—	$1,202,212,771
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,630,882)	$—	$(1,630,882)
Forward Foreign Currency Contracts	—	(2,242,208)	—	(2,242,208)
Futures	(2,284,218)	—	—	(2,284,218)
OTC Swaps	—	(272,194)	—	(272,194)
Sales Commitments	—	(3,079,687)	—	(3,079,687)
Written Options	(42,500)	(949,432)	—	(991,932)
Total Liabilities	$(2,326,718)	$(8,174,403)	$—	$(10,501,121)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	EU Euro	15,033,000	Buy	01/02/14	$20,695,931	$20,680,974	$(14,957)
Citigroup, Inc.	EU Euro	6,499,000	Buy	01/02/14	8,815,081	8,940,707	125,626
Morgan Stanley	Brazilian Real	11,593	Buy	01/03/14	4,916	4,913	(3)
UBS AG	Danish Krone	2,310,000	Buy	01/14/14	413,701	426,024	12,323
							$122,989
Barclays Bank PLC	British Pound	7,973,000	Sell	03/12/14	13,045,367	13,196,574	(151,207)
BNP Paribas Bank	EU Euro	100,000	Sell	04/01/14	126,339	137,569	(11,230)
BNP Paribas Bank	EU Euro	100,000	Sell	06/02/14	126,453	137,579	(11,126)
BNP Paribas Bank	EU Euro	100,000	Sell	07/01/14	126,500	137,584	(11,084)
BNP Paribas Bank	EU Euro	100,000	Sell	08/01/14	126,560	137,597	(11,037)
BNP Paribas Bank	Mexican Peso	14,947,173	Sell	02/06/14	1,156,812	1,141,430	15,382
BNP Paribas Bank	EU Euro	12,774,192	Sell	03/14/14	16,835,976	17,573,278	(737,302)
Citigroup, Inc.	EU Euro	222,000	Sell	01/02/14	304,008	305,406	(1,398)
Citigroup, Inc.	EU Euro	15,033,000	Sell	02/04/14	20,695,465	20,680,689	14,776
Citigroup, Inc.	EU Euro	398,000	Sell	02/04/14	547,888	547,524	364
Citigroup, Inc.	Japanese Yen	72,900,000	Sell	02/18/14	711,287	692,400	18,887
Citigroup, Inc.	Japanese Yen	136,900,000	Sell	02/18/14	1,329,340	1,300,268	29,072
Citigroup, Inc.	Canadian Dollar	7,759,000	Sell	03/20/14	7,310,742	7,290,559	20,183
Citigroup, Inc.	EU Euro	200,000	Sell	04/01/14	253,470	275,137	(21,667)
Credit Suisse Group AG	Japanese Yen	73,433,080	Sell	01/06/14	700,000	697,318	2,682
Deutsche Bank AG	EU Euro	274,000	Sell	01/02/14	376,884	376,943	(59)
Deutsche Bank AG	Japanese Yen	70,500,000	Sell	02/18/14	678,940	669,606	9,334
Deutsche Bank AG	Japanese Yen	49,100,000	Sell	02/18/14	476,597	466,349	10,248
Goldman Sachs & Co.	EU Euro	2,590,000	Sell	02/28/14	3,467,150	3,563,027	(95,877)
Goldman Sachs & Co.	EU Euro	11,144,000	Sell	03/14/14	14,886,144	15,330,646	(444,502)
HSBC	EU Euro	71,000	Sell	01/02/14	97,033	97,675	(642)
HSBC	EU Euro	82,000	Sell	02/04/14	112,539	112,806	(267)
HSBC	Japanese Yen	224,900,000	Sell	02/18/14	2,264,815	2,136,088	128,727
JPMorgan Chase & Co.	EU Euro	71,000	Sell	01/02/14	97,648	97,675	(27)
JPMorgan Chase & Co.	EU Euro	20,894,000	Sell	01/02/14	28,115,322	28,743,982	(628,660)
JPMorgan Chase & Co.	EU Euro	8,089,000	Sell	02/04/14	11,057,728	11,127,925	(70,197)
JPMorgan Chase & Co.	Japanese Yen	119,100,000	Sell	02/18/14	1,159,044	1,131,205	27,839
JPMorgan Chase & Co.	Mexican Peso	5,055,336	Sell	01/23/14	392,449	386,489	5,960
Royal Bank of Scotland Group PLC	EU Euro	796,000	Sell	03/14/14	1,064,080	1,095,046	(30,966)
UBS AG	Japanese Yen	182,400,000	Sell	02/18/14	1,746,180	1,732,425	13,755
							$(1,930,039)

ING PIMCO Total Return Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
3-Month Euro Euribor	28	12/15/14	$9,594,305	$(5,694)
3-Month Euro Euribor	28	03/16/15	9,586,601	(8,591)
3-Month Euro Euribor	28	06/15/15	9,576,971	(11,615)
3-Month Euro Euribor	28	09/14/15	9,565,896	(14,575)
90-Day Eurodollar	22	03/16/15	5,470,850	1,338
90-Day Eurodollar	163	06/15/15	40,474,937	(27,727)
90-Day Eurodollar	818	09/14/15	202,720,850	114,802
90-Day Eurodollar	1,381	12/14/15	341,365,938	(581,033)
90-Day Eurodollar	428	03/14/16	105,469,900	(261,579)
90-Day Eurodollar	80	06/13/16	19,651,000	(65,117)
90-Day Eurodollar	125	09/19/16	30,607,812	66,497
90-Day Eurodollar	55	12/19/16	13,426,187	40,569
90-Day Eurodollar	27	03/13/17	6,571,800	28,126
90-Day Eurodollar	42	06/19/17	10,193,925	37,233
U.S. Treasury 10-Year Note	138	03/20/14	16,980,469	(313,301)
U.S. Treasury 5-Year Note	629	03/31/14	75,047,562	(994,986)
			$906,305,003	$(1,995,653)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

ING PIMCO Total Return Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2013

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.21	Sell	1.000	12/20/18	USD	6,100,000	$109,196	$38,641
						$109,196	$38,641

ING PIMCO Total Return Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2013:

Credit Default Swaps on Credit Indices — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	5,000,000	$146,307	$189,700	$(43,393)
Deutsche Bank AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	900,000	26,336	33,463	(7,127)
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	200,000	5,852	7,083	(1,231)
HSBC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	5,600,000	163,864	197,214	(33,350)
Morgan Stanley	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	3,000,000	87,785	103,570	(15,785)
Goldman Sachs & Co.	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD	675,149	11,027	—	11,027
Deutsche Bank AG	CMBX.NA.AAA.4	Sell	0.350	02/17/51	USD	2,266,435	(35,385)	(60,279)	24,894
Goldman Sachs & Co.	CMBX.NA.AAA.4	Sell	0.350	02/17/51	USD	2,364,975	(36,923)	(61,442)	24,519
							$368,863	$409,309	$(40,446)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/13 (%)(4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Berkshire Hathaway Inc.	Sell	1.000	09/20/16	0.362	USD	400,000	$6,940	$5,604	$1,336
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.776	USD	500,000	1,653	(2,018)	3,671
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/16	1.166	USD	2,500,000	(10,149)	(1,741)	(8,408)
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/15	0.776	USD	500,000	1,653	(4,032)	5,685
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	09/20/15	0.895	USD	1,000,000	1,813	(5,333)	7,146
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/16	1.166	USD	4,800,000	(19,486)	(5,590)	(13,896)
Deutsche Bank AG	Federative Republic of Brazil	Sell	1.000	06/20/16	1.166	USD	1,100,000	(4,465)	(1,277)	(3,188)
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	06/20/15	0.776	USD	500,000	1,653	(1,884)	3,537
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	09/20/16	1.259	USD	500,000	(3,484)	(1,612)	(1,872)
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.776	USD	800,000	2,645	(6,240)	8,885
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.776	USD	1,600,000	5,291	(4,960)	10,251
HSBC	Federative Republic of Brazil	Sell	1.000	09/20/15	0.895	USD	900,000	1,632	(3,064)	4,696
HSBC	Federative Republic of Brazil	Sell	1.000	03/20/16	1.051	USD	500,000	(558)	(780)	222
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/16	1.166	USD	3,500,000	(14,208)	(2,436)	(11,772)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/13 (%)(4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Federative Republic of Brazil	Sell	1.000	09/20/15	0.895	USD	500,000	$906	$(1,620)	$2,526
Barclays Bank PLC	General Electric Capital Corp.	Sell	1.000	09/20/16	0.382	USD	700,000	11,757	6,952	4,805
Morgan Stanley	General Electric Capital Corp.	Sell	1.000	12/20/15	0.300	USD	1,700,000	23,543	(13,011)	36,554
Deutsche Bank AG	JPMorgan Chase & Co.	Sell	1.000	09/20/16	0.395	USD	700,000	11,494	8,091	3,403
Citigroup, Inc.	Metlife Inc.	Sell	1.000	12/20/15	0.294	USD	2,900,000	40,548	(41,319)	81,867
UBS AG	Metlife Inc.	Sell	1.000	12/20/15	0.294	USD	1,600,000	22,372	(33,941)	56,313
Barclays Bank PLC	People's Republic of China	Sell	1.000	12/20/16	0.391	USD	1,200,000	21,641	20,547	1,094
Barclays Bank PLC	People's Republic of China	Sell	1.000	12/20/16	0.391	USD	1,100,000	19,838	21,822	(1,984)
Deutsche Bank AG	People's Republic of China	Sell	1.000	03/20/15	0.168	USD	700,000	7,141	947	6,194
Deutsche Bank AG	People's Republic of China	Sell	1.000	12/20/16	0.391	USD	1,000,000	18,035	18,922	(887)
Deutsche Bank AG	People's Republic of China	Sell	1.000	12/20/16	0.391	USD	1,000,000	18,035	18,624	(589)
UBS AG	Republic of Indonesia	Sell	1.000	09/20/16	1.331	USD	300,000	(2,658)	(2,508)	(150)
HSBC	The Export-Import Bank of China	Sell	1.000	06/20/17	0.580	USD	500,000	7,207	(13,208)	20,415
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	06/20/15	0.079	USD	600,000	8,189	1,549	6,640
Citigroup, Inc.	United Mexican States	Sell	1.000	09/20/15	0.318	USD	1,000,000	11,811	(5,161)	16,972
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/16	0.359	USD	7,700,000	109,786	(19,160)	128,946
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/15	0.240	USD	200,000	1,864	(1,088)	2,952
HSBC	United Mexican States	Sell	1.000	09/20/16	0.456	USD	100,000	1,480	484	996
HSBC	United Mexican States	Sell	1.000	12/20/16	0.492	USD	100,000	1,506	934	572
JPMorgan Chase & Co.	United Mexican States	Sell	1.000	09/20/16	0.456	USD	200,000	2,959	1,007	1,952
JPMorgan Chase & Co.	United Mexican States	Sell	1.000	12/20/16	0.492	USD	1,100,000	16,567	14,294	2,273
UBS AG	United States Treasury Note	Sell	0.250	09/20/15	0.315	EUR	5,000,000	(7,748)	(23,110)	15,362
								$317,203	$(75,316)	$392,519

(1)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

(4)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING PIMCO Total Return Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month JPY-LIBOR and pay a fixed rate equal to 1.000%%	09/18/23	JPY	2,800,000,000	$(237,248)	$(167,510)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.750%	06/19/43	USD	52,300,000	11,428,076	7,515,104
Receive a fixed rate equal to 1.500% and pay a floating rate based on the 3-month USB-LIBOR-BBA	03/18/16	USD	258,000,000	1,708,735	(270,639)
Receive a fixed rate equal to 1.500% and pay a floating rate based on the 3-month USB-LIBOR-BBA	12/16/16	USD	3,700,000	(3,881)	(6,125)
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 3-month USB-LIBOR-BBA	09/21/17	USD	101,600,000	495,935	(164,638)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month USB-LIBOR-BBA	10/15/17	USD	80,500,000	(1,116,851)	(1,021,970)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.500%	12/18/43	USD	2,800,000	225,833	121,043
				$12,500,599	$6,005,265

ING PIMCO Total Return Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/06/16	MXN	111,000,000	$226,729	$27,915	$198,814
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN	26,000,000	34,327	(12,500)	46,827
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN	600,000	(18)	(261)	243
Receive a fixed rate equal to 6.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	06/05/23	MXN	100,000	(444)	(168)	(276)
Receive a fixed rate equal to 8.860% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	09/12/16	MXN	5,700,000	48,973	(1)	48,974
Receive a fixed rate equal to 5.750% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Deutsche Bank AG	06/05/23	MXN	100,000	(592)	(173)	(419)
Receive a fixed rate equal to 5.750% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Goldman Sachs & Co.	06/05/23	MXN	200,000	(1,184)	(461)	(723)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/06/16	MXN	16,100,000	32,886	3,667	29,219
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN	13,000,000	17,164	(3,483)	20,647
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN	2,000,000	(60)	(959)	899
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	06/11/18	MXN	32,000,000	(34,035)	(45,708)	11,673

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/02/22	MXN	4,300,000	$(26,686)	$(7,160)	$(19,526)
Receive a fixed rate equal to 5.750% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	06/05/23	MXN	100,000	(592)	(127)	(465)
Receive a fixed rate equal to 6.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: JPMorgan Chase & Co.	06/05/23	MXN	200,000	(888)	(468)	(420)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/06/16	MXN	6,000,000	12,263	1,849	10,414
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/13/17	MXN	9,000,000	11,882	(3,870)	15,752
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	06/11/18	MXN	21,000,000	(22,356)	(30,461)	8,105
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/02/22	MXN	8,100,000	(50,275)	(17,045)	(33,230)
				$247,094	$(89,414)	$336,508

ING PIMCO Total Return Portfolio Written Options Open on December 31, 2013:

Exchange-Traded Options

Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
Eurodollar 3-year Mid-Curve Option	97.38	03/14/14	85	$29,865	$(42,500)
				$29,865	$(42,500)

ING PIMCO Total Return Portfolio Written Swaptions Open on December 31, 2013:

Written Swaptions on CDS Indices

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/Receive Floating	Strike Price	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put OTC Swaption	BNP Paribas Bank	iTraxx Europe Series 20 Version 1	Pay	1.100%	03/19/14	EUR	1,500,000	$3,742	$(680)
Put OTC Swaption	BNP Paribas Bank	CDX.NA.IG.21	Pay	0.900%	03/19/14	USD	1,400,000	1,708	(624)
Put OTC Swaption	JPMorgan Chase & Co.	CDX.NA.IG.21	Pay	0.900%	03/19/14	USD	1,400,000	2,310	(624)
Call OTC Swaption	BNP Paribas Bank	iTraxx Europe Series 20 Version 1	Receive	0.700%	03/19/14	EUR	1,500,000	1,435	(3,904)
Call OTC Swaption	BNP Paribas Bank	CDX.NA.IG.21	Receive	0.600%	03/19/14	USD	1,400,000	840	(1,323)
Call OTC Swaption	JPMorgan Chase & Co.	CDX.NA.IG.21	Receive	0.600%	03/19/14	USD	1,400,000	560	(1,323)
								$10,595	$(8,478)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

ING PIMCO Total Return Portfolio Written Swaptions Open on December 31, 2013:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Barclays Bank PLC	EUR	-	EURIBOR Reuters	Pay	0.400%	03/12/14	EUR	4,900,000	$10,736	$(1,378)
Put OTC Swaption	Goldman Sachs & Co.	EUR	-	EURIBOR Reuters	Pay	0.400%	03/12/14	EUR	4,800,000	9,898	(1,350)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.100%	03/03/14	USD	1,800,000	21,600	(25,336)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.900%	03/17/14	USD	2,800,000	44,800	(78,750)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.100%	03/03/14	USD	5,700,000	79,535	(80,232)
Put OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Pay	1.900%	05/06/14	USD	5,700,000	48,478	(71,575)
Put OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Pay	2.000%	01/27/14	USD	50,900,000	323,740	(76,011)
Put OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Pay	2.000%	03/31/14	USD	17,600,000	19,218	(31,850)
Put OTC Swaption	JPMorgan Chase & Co.	3-month USD-LIBOR-BBA	Pay	1.800%	03/03/14	USD	48,300,000	260,820	(426,785)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.800%	01/27/14	USD	7,800,000	36,205	(38,437)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	2.000%	03/31/14	USD	46,800,000	122,850	(84,691)
Put OTC Swaption Royal Bank of Scotland	Group PLC	3-month USD-LIBOR-BBA	Pay	3.500%	01/27/14	USD	2,200,000	17,490	(1,067)
Call OTC Swaption	Barclays Bank PLC	EUR	-	EURIBOR Reuters	Receive	0.400%	03/12/14	EUR	4,900,000	9,473	(7,009)
Call OTC Swaption	Goldman Sachs & Co.	EUR	-	EURIBOR Reuters	Receive	0.400%	03/12/14	EUR	4,800,000	9,898	(6,866)
Call OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Receive	2.650%	03/03/14	USD	1,800,000	7,740	(576)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.400%	03/17/14	USD	2,800,000	8,680	(146)
Call OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Receive	1.400%	01/27/14	USD	50,900,000	91,281	(307)
Call OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Receive	1.400%	05/06/14	USD	5,700,000	14,677	(1,699)
Call OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Receive	2.600%	03/03/14	USD	2,900,000	17,255	(560)
Call OTC Swaption	JPMorgan Chase & Co.	3-month USD-LIBOR-BBA	Receive	1.400%	03/03/14	USD	48,300,000	33,810	(3,795)
Call OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Receive	1.300%	01/27/14	USD	7,800,000	8,320	(3)
Call OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Receive	1.400%	05/06/14	USD	7,500,000	18,375	(2,236)
Call OTC Swaption Royal Bank of Scotland	Group PLC	3-month USD-LIBOR-BBA	Receive	2.500%	01/27/14	USD	2,200,000	13,200	(2)
Call OTC Swaption Royal Bank of Scotland	Group PLC	3-month USD-LIBOR-BBA	Receive	2.500%	03/03/14	USD	4,500,000	16,425	(293)
Total Written Swaptions	$1,244,504	$(940,954)

The following sales commitments were held by the ING PIMCO Total Return Portfolio at December 31, 2013:

Principal Amount	Description	Fair Value
$(3,000,000)	Fannie Mae	$(3,079,687)
	Total Sales Commitments Proceeds $(3,088,125)	$(3,079,687)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$435,158
Credit contracts	Upfront payments paid on OTC swap agreements	650,807
Interest rate contracts	Upfront payments paid on OTC swap agreements	33,431
Credit contracts	Unrealized appreciation on OTC swap agreements	495,705
Interest rate contracts	Unrealized appreciation on OTC swap agreements	391,567
Interest rate contracts	Net Assets — Unrealized appreciation*	288,565
Credit contracts	Net Assets — Unrealized appreciation**	38,641
Interest rate contracts	Net Assets — Unrealized appreciation**	7,636,147
Total Asset Derivatives		$9,970,021
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,242,208
Credit contracts	Upfront payments received on OTC swap agreements	316,814
Interest rate contracts	Upfront payments received on OTC swap agreements	122,845
Credit contracts	Unrealized depreciation on OTC swap agreements	143,632
Interest rate contracts	Unrealized depreciation on OTC swap agreements	55,059
Interest rate contracts	Net Assets — Unrealized depreciation*	2,284,218
Interest rate contracts	Net Assets — Unrealized depreciation**	1,630,882
Credit contracts	Written options, at fair value	8,478
Interest rate contracts	Written options, at fair value	983,454
Total Liability Derivatives		$7,787,590

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day's variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign Currency Related Transactions*	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$2,679,520	$2,765	$2,682,285
Foreign exchange contracts	1,501,510	—	—	38,129	1,539,639
Interest rate contracts	—	1,263,747	76,803	2,100,777	3,441,327
Total	$1,501,510	$1,263,747	$2,756,323	$2,141,671	$7,663,251
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign Currency Related Transactions*	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$(1,551,234)	$2,117	$(1,549,117)
Foreign exchange contracts	(508,035)	—	—	—	(508,035)
Interest rate contracts	—	(2,190,715)	7,745,152	(383,803)	5,170,634
Total	$(508,035)	$(2,190,715)	$6,193,918	$(381,686)	$3,113,482

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	JPMorgan Chase & Co.	Morgan Stanley	Royal Bank of Scotland Group PLC	UBS AG	Totals
Assets:
Forward foreign currency contracts	$—	$15,382	$208,908	$2,682	$19,582	$—	$128,727	$33,799	$—	$—	$26,078	$435,158
Credit default swap agreements	201,196	—	165,611	—	89,845	26,721	183,625	19,526	111,328	—	23,278	821,130
Interest rate swap agreements	261,056	—	48,973	—	—	—	50,050	—	24,145	—	—	384,224
Total Assets	$462,252	$15,382	$423,492	$2,682	$109,427	$26,721	$362,402	$53,325	$135,473	$—	$49,356	$1,640,512
Liabilities:
Forward foreign currency contracts	$151,207	$781,779	$38,022	$—	$59	$540,379	$909	$698,887	$—	$30,966	$—	$2,242,208
Credit default swap agreements	10,149		19,486	—	39,850	40,407	14,766	—	—	—	10,406	135,064
Interest rate swap agreements	462	—	—	—	592	1,184	61,373	888	72,631	—	—	137,130
Written options	8,387	6,531	25,912	—	159,128	190,218	—	432,527	125,367	1,362	—	949,432
Total Liabilities	$170,205	$788,310	$83,420	$—	$199,629	$772,188	$77,048	$1,132,302	$197,998	$32,328	$10,406	$3,463,834
Net OTC derivative instruments by counterparty, at fair value	$292,047	$(772,928)	$340,072	$2,682	$(90,202)	$(745,467)	$285,354	$(1,078,977)	$(62,525)	$(32,328)	$38,950	$(1,823,322)
Total collateral pledged by Portfolio/ (Received from counterparty)	$(520,000)	$—	$—	$—	$—	$(50,000)	$(260,000)	$—	$(307,000)	$—	$—	$(1,137,000)
Net Exposure(1)	$(227,953)	$(772,928)	$340,072	$2,682	$(90,202)	$(795,467)	$25,354	$(1,078,977)	$(369,525)	$(32,328)	$38,950	$(2,960,322)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 83.0%
		Basic Materials: 4.3%
305,000	#	Algoma Acquisition Corp., 9.875%, 06/15/15	$187,575	0.2
350,000	#	Eldorado Gold Corp., 6.125%, 12/15/20	338,625	0.3
320,000	#	IAMGOLD Corp., 6.750%, 10/01/20	276,800	0.2
350,000	#	Midwest Vanadium Pty Ltd., 11.500%, 02/15/18	294,000	0.2
260,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	268,613	0.2
80,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	89,400	0.1
410,000	#	Resolute Forest Products, Inc., 5.875%, 05/15/23	381,300	0.3
235,000	#	Sappi Papier Holding GmbH, 8.375%, 06/15/19	258,794	0.2
120,000	#	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19	124,800	0.1
2,809,000		Other Securities	2,999,291	2.5
			5,219,198	4.3
		Communications: 11.7%
550,000		CCO Holdings, LLC/CCO Holdings Capital Corp., 6.500%, 04/30/21	567,875	0.5
200,000	#	CCO Holdings, LLC/CCO Holdings Capital Corp., 5.250%, 03/15/21	192,000	0.1
580,000		CenturyLink, Inc., 6.450%, 06/15/21	606,100	0.5
230,000	#	DigitalGlobe, Inc., 5.250%, 02/01/21	225,400	0.2
650,000		DISH DBS Corp., 5.875%, 07/15/22	653,250	0.5
195,000	#	Finisar Corp., 0.500%, 12/15/33	202,191	0.2
555,000		Frontier Communications Corp., 8.750%, 04/15/22	618,825	0.5
445,000		Frontier Communications Corp., 8.500%-9.250%, 04/15/20-07/01/21	507,125	0.4
425,000	#	Gannett Co., Inc., 6.375%, 10/15/23	440,937	0.3
Principal Amount†			Value	Percentage of Net Assets
115,000	#	IAC/InterActiveCorp, 4.875%, 11/30/18	$118,162	0.1
250,000	#	Intelsat Jackson Holdings SA, 6.625%, 12/15/22	258,750	0.2
200,000	#	Intelsat Luxembourg SA, 7.750%, 06/01/21	215,250	0.2
275,000	#	Liberty Media Corp., 1.375%, 10/15/23	275,172	0.2
195,000	#	MDC Partners, Inc., 6.750%, 04/01/20	204,994	0.2
85,000	#	MPL 2 Acquisition Canco, Inc., 9.875%, 08/15/18	89,250	0.1
430,000	#	Shutterfly, Inc., 0.250%, 05/15/18	461,981	0.4
225,000	#	Sinclair Television Group, Inc., 6.375%, 11/01/21	234,000	0.2
170,000	#	Sirius XM Radio, Inc., 4.625%, 05/15/23	154,275	0.1
305,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	309,575	0.3
400,000	#	Sprint Corp., 7.250%, 09/15/21	431,000	0.3
680,000		T-Mobile USA, Inc., 6.125%-6.633%, 04/28/20-01/15/24	719,063	0.6
220,000	#	Townsquare Radio LLC/Townsquare Radio, Inc., 9.000%, 04/01/19	239,250	0.2
59,509		Univision Communications, Inc., 4.500%, 03/01/20	59,703	0.0
665,000	#	Univision Communications, Inc., 6.875%, 05/15/19	714,044	0.6
635,000		WebMD Health Corp., 2.500%, 01/31/18	627,062	0.5
315,000	#	WebMD Health Corp., 1.500%, 12/01/20	310,472	0.3
1,285,000		Windstream Corp., 6.375%-7.750%, 10/15/20-08/01/23	1,308,400	1.1
3,596,478		Other Securities(a)	3,581,873	2.9
			14,325,979	11.7
		Consumer, Cyclical: 10.3%
200,000	#	Air Canada 2013-1 Class B Pass Through Trust, 5.375%, 11/15/22	194,500	0.2
245,000	#	Allegion US Holding Co., Inc., 5.750%, 10/01/21	256,025	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Consumer, Cyclical (continued)
440,000	#	Brookfield Residential Properties, Inc., 6.500%, 12/15/20	$458,700	0.4
315,000	#,+	Burger King Capital Holdings, LLC, 04/15/19	285,075	0.2
537,625		Chrysler Group, LLC, 3.500%, 05/24/17	541,320	0.4
350,000		DR Horton, Inc., 2.000%, 05/15/14	604,844	0.5
285,000		DR Horton, Inc., 5.750%, 08/15/23	290,522	0.2
572,000		Ford Motor Co., 4.250%, 11/15/16	1,058,200	0.9
650,000		KB Home, 1.375%, 02/01/19	648,781	0.5
645,000		KB Home, 7.000%-7.500%, 12/15/21-09/15/22	677,088	0.6
2,600,000	X	Lear Corp. Escrow, 12/01/16	—	—
465,000		Lennar Corp., 4.750%, 11/15/22	433,612	0.3
104,000	#	Lennar Corp., 2.750%, 12/15/20	191,685	0.2
100,000	#	LKQ Corp., 4.750%, 05/15/23	93,250	0.1
580,000		Navistar International Corp., 8.250%, 11/01/21	603,200	0.5
175,000	#	Neiman Marcus Group LLC/The, 8.000%, 10/15/21	183,750	0.1
185,000	#,&	PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.750%, 08/15/19	190,781	0.2
476,962	#,&	Pegasus Solutions, Inc., 13.000%, 04/15/14	448,345	0.4
200,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	213,000	0.2
145,000	#	Stackpole International Intermediate Co. SA/Stackpole International Powder Meta, 7.750%, 10/15/21	151,525	0.1
245,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	278,075	0.2
4,938,840		Other Securities	4,818,388	3.9
			12,620,666	10.3
Principal Amount†			Value	Percentage of Net Assets
		Consumer, Non-cyclical: 15.3%
710,000		Alere, Inc., 3.000%, 05/15/16	$801,412	0.7
204,000		Alliance One International, Inc., 5.500%, 07/15/14	208,207	0.2
570,000		Alliance One International, Inc., 9.875%, 07/15/21	537,225	0.4
570,000		Auxilium Pharmaceuticals, Inc., 1.500%, 07/15/18	631,987	0.5
180,000	#	Cardtronics, Inc., 1.000%, 12/01/20	179,888	0.1
145,000	#	Chiquita Brands International, Inc./LLC, 7.875%, 02/01/21	157,325	0.1
870,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	948,300	0.8
370,000	#	Cubist Pharmaceuticals, Inc., 1.125%, 09/01/18	426,656	0.4
365,000	#	Cubist Pharmaceuticals, Inc., 1.875%, 09/01/20	418,153	0.3
200,000	#	Endo Finance Co., 5.750%, 01/15/22	201,500	0.2
250,000	#	FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc., 9.875%, 02/01/20	262,500	0.2
430,000		Gentiva Health Services, Inc. - TL B 1L, 6.500%, 10/18/19	429,463	0.3
228,000		Gentiva Health Services, Inc., 11.500%, 09/01/18	236,550	0.2
450,000	+	Hologic, Inc., 2.000%, 12/15/37	525,656	0.4
250,000	#,&	Igloo Holdings Corp., 8.250%, 12/15/17	251,875	0.2
100,000	#	Incyte Corp. Ltd., 1.250%, 11/15/20	121,813	0.1
300,000	#	Live Nation Entertainment, Inc., 7.000%, 09/01/20	327,000	0.3
225,000	#	Molina Healthcare, Inc., 1.125%, 01/15/20	237,656	0.2
265,000	#	Pacira Pharmaceuticals, Inc., 3.250%, 02/01/19	636,663	0.5
328,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	369,000	0.3
425,000		Post Holdings, Inc., 7.375%, 02/15/22	456,875	0.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Consumer, Non-cyclical (continued)
935,000		Reynolds Group Issuer, Inc., 5.750%-9.875%, 05/15/18-02/15/21	$1,005,775	0.8
165,000	#	Safway Group Holding LLC/Safway Finance Corp., 7.000%, 05/15/18	174,900	0.1
365,000	#	Sotheby's, 5.250%, 10/01/22	344,013	0.3
255,000	#	Southern States Cooperative, Inc., 10.000%, 08/15/21	247,988	0.2
85,000	#	Sun Merger Sub, Inc., 5.875%, 08/01/21	87,338	0.1
480,000		Theravance, Inc., 2.125%, 01/15/23	700,200	0.6
440,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	499,950	0.4
315,000	#	VPI Escrow Corp., 6.375%, 10/15/20	333,506	0.3
300,000	#	WEX, Inc., 4.750%, 02/01/23	277,500	0.2
6,490,425		Other Securities	6,709,327	5.5
			18,746,201	15.3
		Diversified: 0.7%
600,000	#	Boart Longyear Management Pty Ltd., 7.000%, 04/01/21	454,500	0.4
160,000	#	Boart Longyear Management Pty Ltd, 10.000%, 10/01/18	168,000	0.1
235,000	#	Nielsen Co. Luxembourg SARL/The, 5.500%, 10/01/21	239,113	0.2
			861,613	0.7
		Energy: 17.0%
145,000	#	Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 4.750%, 11/15/21	133,400	0.1
155,000	#	Aurora USA Oil & Gas, Inc., 7.500%, 04/01/20	160,425	0.1
145,000	#	Calfrac Holdings L.P., 7.500%, 12/01/20	148,625	0.1
760,000		Chesapeake Energy Corp., 2.250%-5.375%, 06/15/21-12/15/38	759,650	0.6
760,000		Cobalt International Energy, Inc., 2.625%, 12/01/19	673,075	0.6
Principal Amount†			Value	Percentage of Net Assets
245,000	#	Drill Rigs Holdings, Inc., 6.500%, 10/01/17	$265,825	0.2
225,000	#	Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21	235,687	0.2
275,000		EP Energy, LLC, 7.750%, 09/01/22	309,375	0.2
500,000		EP Energy, LLC, 9.375%, 05/01/20	579,375	0.5
81,687	#,&	EP Energy, LLC, 8.875%, 12/15/17	84,342	0.1
610,000	#	Exterran Partners L.P./EXLP Finance Corp., 6.000%, 04/01/21	608,475	0.5
280,000	#	Forum Energy Technologies, Inc., 6.250%, 10/01/21	295,400	0.2
75,000	#,±	Green Field Energy Services, Inc., 13.250%, 11/15/16	13,500	0.0
2,000	#,±	Green Field Energy Services, Inc., 13.250%, 11/15/16	360	0.0
185,000	#	Halcon Resources Corp., 9.250%, 02/15/22	189,162	0.1
435,000		Halcon Resources Corp., 8.875%-9.750%, 07/15/20-05/15/21	445,263	0.4
170,000	#	Hiland Partners L.P./Hiland Partners Finance Corp., 7.250%, 10/01/20	183,175	0.2
41,000	#	James River Coal Co., 10.000%, 06/01/18	13,222	0.0
200,000	#	Legacy Reserves L.P./Legacy Reserves Finance Corp., 6.625%, 12/01/21	194,500	0.2
525,000	#	Linn Energy, LLC/Linn Energy Finance Corp., 7.000%, 11/01/19	532,875	0.4
200,000	#	Memorial Production Partners L.P./ Memorial Production Finance Corp., 7.625%, 05/01/21	206,500	0.2
250,000	#	Murphy Oil USA, Inc., 6.000%, 08/15/23	252,500	0.2
150,000	#	Murray Energy Corp., 8.625%, 06/15/21	156,000	0.1
620,000		Northern Oil and Gas, Inc., 8.000%, 06/01/20	652,550	0.5
200,000	#	Pacific Drilling SA, 5.375%, 06/01/20	202,000	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Energy (continued)
165,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	$167,475	0.1
415,000	#	RKI Exploration & Production LLC/RKI Finance Corp., 8.500%, 08/01/21	438,862	0.4
585,000		Rosetta Resources, Inc., 5.625%, 05/01/21	586,463	0.5
240,000		Rosetta Resources, Inc., 5.875%, 06/01/22	238,500	0.2
325,000	#	Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	319,313	0.3
270,000	#	Samson Investment Co., 10.500%, 02/15/20	295,650	0.2
560,000	#	Sanchez Energy Corp., 7.750%, 06/15/21	575,400	0.5
130,000	#	SEACOR Holdings, Inc., 3.000%, 11/15/28	129,431	0.1
505,000	#	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18	547,925	0.5
155,000	#	Talos Production LLC, 9.750%, 02/15/18	159,263	0.1
330,000	#	Targa Resources Partners L.P., 4.250%, 11/15/23	297,000	0.3
165,000	#	Ultra Petroleum Corp., 5.750%, 12/15/18	169,950	0.1
9,107,273		Other Securities	9,524,732	7.8
			20,745,225	17.0
		Financial: 5.6%
300,000	#	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	275,250	0.2
300,000	#	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21	316,500	0.2
365,000		Forest City Enterprises, Inc., 4.250%, 08/15/18	407,431	0.3
280,000	#	Forest City Enterprises, Inc., 3.625%, 08/15/20	286,650	0.3
150,000	#	Host Hotels & Resorts L.P., 2.500%, 10/15/29	227,250	0.2
205,000	#	Howard Hughes Corp./The, 6.875%, 10/01/21	214,225	0.2
220,000	#	Jefferies Finance LLC, 7.375%, 04/01/20	229,900	0.2
550,000	#	Onex USI Aquisition Corp., 7.750%, 01/15/21	565,125	0.5
Principal Amount†			Value	Percentage of Net Assets
250,000	#	Residential Reinsurance 2012 Ltd. (Cat Bond), 12.786%, 12/06/16	$273,662	0.2
250,000	#	Sanders Re Ltd., 4.036%, 05/05/17	249,088	0.2
210,000	#	TMX Finance LLC/TitleMax Finance Corp., 8.500%, 09/15/18	224,700	0.2
525,000	#	USB Realty Corp., 1.391%, 12/29/49	488,250	0.4
3,118,883		Other Securities	3,115,112	2.5
			6,873,143	5.6
		Industrial: 10.1%
300,000	#	Accudyne Industries Borrower/Accudyne Industries LLC, 7.750%, 12/15/20	319,500	0.3
250,000	#	ADS Tactical, Inc., 11.000%, 04/01/18	233,750	0.2
150,000	#	Aguila 3 SA, 7.875%, 01/31/18	159,750	0.1
394,744	#,&	ARD Finance SA, 11.125%, 06/01/18	424,350	0.3
200,000	#	Ardagh Packaging Finance PLC, 4.875%, 11/15/22	199,000	0.1
200,000	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	203,000	0.2
250,000	#	Aviation Capital Group Corp., 6.750%, 04/06/21	273,724	0.2
100,000	#	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21	101,500	0.1
50,000	#	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is, 6.000%, 06/15/17	50,750	0.0
165,000	#	Bombardier, Inc., 6.125%, 01/15/23	164,587	0.1
135,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	146,475	0.1
145,000	#	CEVA Group PLC, 11.625%, 10/01/16	152,975	0.1
205,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	223,450	0.2
640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	710,400	0.6
300,000	#	Exopack Holding Corp., 10.000%, 06/01/18	327,000	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Industrial (continued)
375,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	$375,938	0.3
744,000		General Cable Corp., 5.000%, 11/15/29	798,405	0.7
310,000	#	JB Poindexter & Co., Inc., 9.000%, 04/01/22	332,475	0.3
150,000	#	JMC Steel Group, 8.250%, 03/15/18	151,875	0.1
190,000	#	Liberty Tire Recycling, 11.000%, 10/01/16	191,425	0.2
250,000	#	Mcron Finance Sub, LLC/Mcron Finance Corp., 8.375%, 05/15/19	280,000	0.2
475,000	#	NANA Development Corp., 9.500%, 03/15/19	495,187	0.4
325,000	#	Packaging Dynamics Corp., 8.750%, 02/01/16	334,953	0.3
400,000	#	Rexel SA, 5.250%, 06/15/20	404,000	0.3
280,000	#	Sealed Air Corp., 5.250%, 04/01/23	273,700	0.2
57,000	#	SunPower Corp., 0.750%, 06/01/18	71,856	0.1
200,000	#	Syncreon Group BV/Syncreon Global Finance US, Inc., 8.625%, 11/01/21	208,000	0.2
480,000		Texas Industries, Inc., 9.250%, 08/15/20	537,000	0.4
375,000	#	Viasystems, Inc., 7.875%, 05/01/19	407,344	0.3
545,000	#	Vishay Intertechnology, Inc., 2.250%, 05/15/41	476,534	0.4
3,335,771		Other Securities	3,385,757	2.8
			12,414,660	10.1
		Technology: 6.9%
210,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	219,975	0.2
200,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	207,500	0.2
150,000	#	Audatex North America, Inc., 6.000%, 06/15/21	157,875	0.1
100,000	#	Audatex North America, Inc., 6.125%, 11/01/23	103,500	0.1
460,000	#	Brocade Communications Systems, Inc., 4.625%, 01/15/23	427,800	0.3
190,000	#	Emulex Corp., 1.750%, 11/15/18	186,794	0.2
Principal Amount†			Value	Percentage of Net Assets
75,000	#	First Data Corp., 7.375%, 06/15/19	$80,250	0.0
89,000	#	First Data Corp., 8.250%, 01/15/21	95,119	0.1
510,000		j2 Global, Inc., 8.000%, 08/01/20	553,350	0.5
571,000		Lam Research Corp., 1.250%, 05/15/18	697,334	0.6
450,000		Mentor Graphics Corp., 4.000%, 04/01/31	600,469	0.5
160,000	#	NCR Escrow Corp., 6.375%, 12/15/23	164,200	0.1
460,000		Novellus Systems, Inc., 2.625%, 05/15/41	771,075	0.6
750,000		Nuance Communications, Inc., 2.750%, 11/01/31	736,406	0.6
606,000		ON Semiconductor Corp., 2.625%, 12/15/26	669,251	0.5
240,000	#	SanDisk Corp., 0.500%, 10/15/20	238,800	0.2
250,000		Seagate HDD Cayman, 7.000%, 11/01/21	277,187	0.2
595,000	#	Seagate HDD Cayman, 4.750%, 06/01/23	559,300	0.5
255,000	#,Z	ServiceNow, Inc., 11/01/18	259,303	0.2
1,329,183		Other Securities	1,433,086	1.2
			8,438,574	6.9
		Telecommunication Services: —%
1,445,000	X	Millicom International Cellular S.A. Escrow, 11/15/26	—	—
		Utilities: 1.1%
775,000		NRG Energy, Inc., 7.625%-7.875%, 01/15/18-05/15/21	856,125	0.7
505,512		Other Securities	475,247	0.4
			1,331,372	1.1
		Total Corporate Bonds/Notes (Cost $96,034,805)	101,576,631	83.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.9%
75,000	#	Extended Stay America Trust, 7.625%, 12/05/19	75,036	0.1
1,000,000	#	Timberstar Trust, 7.530%, 10/15/36	1,024,542	0.8
		Total Collateralized Mortgage Obligations (Cost $1,086,237)	1,099,578	0.9

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 9.4%
		Consumer Discretionary: 0.3%
3,742		Other Securities	$293,335	0.3
		Energy: 0.5%
982	@	Halcon Resources Corp.	3,791	0.0
17,831		Other Securities	608,889	0.5
			612,680	0.5
		Financials: 0.6%
40,227	@	Forest City Enterprises, Inc.	768,336	0.6
1,476		Other Securities	3,690	0.0
			772,026	0.6
		Health Care: 3.6%
5,011	@	Alere, Inc.	1,084,509	0.9
9,438	@	Cubist Pharmaceuticals, Inc.	649,995	0.5
8,242		Thermo Fisher Scientific, Inc.	917,747	0.7
33,938		Other Securities	1,801,438	1.5
			4,453,689	3.6
		Industrials: 1.7%
81,610		Other Securities	2,073,905	1.7
		Information Technology: 0.9%
21	@,X	Magnachip Semiconductors S.A.	—	—
27,299		Other Securities	1,074,355	0.9
			1,074,355	0.9
		Materials: 1.6%
10,495		Axiall Corp.	497,883	0.4
16,600		Freeport-McMoRan Copper & Gold, Inc.	626,484	0.5
9,637	@	LyondellBasell Industries NV - Class A	773,658	0.6
91,233		Other Securities	82,110	0.1
			1,980,135	1.6
		Telecommunication Services: 0.2%
28,800		Other Securities	229,824	0.2
		Total Common Stock (Cost $6,768,780)	11,489,949	9.4
PREFERRED STOCK: 3.7%
		Consumer Discretionary: 0.5%
7,900	@	Sealy Corp.	626,075	0.5
Shares			Value	Percentage of Net Assets
		Consumer Staples: 0.2%
2,600	#,@	Post Holdings, Inc.	$260,163	0.2
		Energy: 0.9%
285	@	Halcon Resources Corp.	226,290	0.2
20,716		Other Securities	823,049	0.7
			1,049,339	0.9
		Financials: 1.7%
325	#,@,P	Ally Financial, Inc.	312,030	0.3
26,000	@,P	Citigroup, Inc.	674,440	0.5
775	#,@	Perseus Holding Corp.	63,550	0.0
36,100		Other Securities	1,052,887	0.9
			2,102,907	1.7
		Industrials: 0.2%
267		Other Securities	253,678	0.2
		Utilities: 0.2%
12,000		Other Securities	249,240	0.2
		Total Preferred Stock (Cost $4,822,654)	4,541,402	3.7
WARRANTS: 0.1%
		Consumer Discretionary: 0.0%
197		Other Securities	15,951	0.0
		Energy: 0.0%
75	#,@	Green Field Energy Services, Inc.	76	0.0
		Industrials: 0.1%
3,612,760		Other Securities	121,389	0.1
		Information Technology: —%
840	@,X	Magnachip Semiconductors S.A.	—	—
		Total Warrants (Cost $273,612)	137,416	0.1
		Total Long-Term Investments (Cost $108,986,088)	118,844,976	97.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
1,868,042	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $1,868,042)	$1,868,042	1.5
	Total Short-Term Investments (Cost $1,868,042)	1,868,042	1.5
	Total Investments in Securities (Cost $110,854,130)	$120,713,018	98.6
	Assets in Excess of Other Liabilities	1,735,056	1.4
	Net Assets	$122,448,074	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  Non-income producing security

&  Payment-in-kind

+  Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

P  Preferred Stock may be called prior to convertible date.

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)  The grouping contains securities in default.

Cost for federal income tax purposes is $111,389,492.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,154,686
Gross Unrealized Depreciation	(2,831,160)
Net Unrealized Appreciation	$9,323,526

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$293,335	$—	$—	$293,335
Energy	612,680	—	—	612,680
Financials	768,336	—	3,690	772,026
Health Care	4,453,689	—	—	4,453,689
Industrials	1,956,722	—	117,183	2,073,905
Information Technology	1,074,355	—	—	1,074,355
Materials	1,980,135	—	—	1,980,135
Telecommunication Services	229,824	—	—	229,824
Total Common Stock	11,369,076	—	120,873	11,489,949
Preferred Stock	1,438,447	2,785,727	317,228	4,541,402
Warrants	16,027	121,389	—	137,416
Corporate Bonds/Notes	—	101,576,631	—	101,576,631
Collateralized Mortgage Obligations	—	1,099,578	—	1,099,578
Short-Term Investments	1,868,042	—	—	1,868,042
Total Investments, at fair value	$14,691,592	$105,583,325	$438,101	$120,713,018

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.9%
		Consumer Discretionary: 22.4%
13,800	@	Autozone, Inc.	$6,595,572	0.8
120,300	@	Carmax, Inc.	5,656,506	0.7
33,700	@	Charter Communications, Inc.	4,608,812	0.5
9,800	@	Chipotle Mexican Grill, Inc.	5,221,244	0.6
84,400	@	Delphi Automotive PLC	5,074,972	0.6
87,750	@	Discovery Communications, Inc. - Class C	7,358,715	0.9
88,600	@	Dollar General Corp.	5,344,352	0.6
95,100	@	Dollar Tree, Inc.	5,365,542	0.6
81,200		L Brands, Inc.	5,022,220	0.6
128,800		Mattel, Inc.	6,128,304	0.7
69,700		McGraw-Hill Cos., Inc.	5,450,540	0.6
15,092	@	NetFlix, Inc.	5,556,422	0.6
47,800	@	O'Reilly Automotive, Inc.	6,152,338	0.7
86,200		Ross Stores, Inc.	6,458,966	0.8
64,400		Starwood Hotels & Resorts Worldwide, Inc.	5,116,580	0.6
64,000		Tractor Supply Co.	4,965,120	0.6
26,900		Wynn Resorts Ltd.	5,224,249	0.6
2,200,192		Other Securities(a)	97,370,818	11.3
			192,671,272	22.4
		Consumer Staples: 5.6%
70,400		Church & Dwight Co., Inc.	4,666,112	0.5
99,000		Whole Foods Market, Inc.	5,725,170	0.7
947,650		Other Securities(a)	38,134,739	4.4
			48,526,021	5.6
		Energy: 6.4%
148,600		Cabot Oil & Gas Corp.	5,759,736	0.7
31,200		Pioneer Natural Resources Co.	5,742,984	0.7
71,900		Range Resources Corp.	6,061,889	0.7
564,890		Other Securities	37,085,654	4.3
			54,650,263	6.4
		Financials: 7.4%
22,000		IntercontinentalExchange Group, Inc.	4,948,240	0.6
59,100		Moody's Corp.	4,637,577	0.6
1,434,446		Other Securities	53,694,645	6.2
			63,280,462	7.4
		Health Care: 16.1%
65,700	@	Alexion Pharmaceuticals, Inc.	8,742,042	1.0
93,000		AmerisourceBergen Corp.	6,538,830	0.7
146,500	@	Incyte Corp., Ltd.	7,417,295	0.9
Shares			Value	Percentage of Net Assets
18,900	@	Mettler Toledo International, Inc.	$4,584,951	0.5
66,900	@	Vertex Pharmaceuticals, Inc.	4,970,670	0.6
1,725,900		Other Securities(a)	106,743,223	12.4
			138,997,011	16.1
		Industrials: 16.5%
28,500	@	Copa Holdings S.A.	4,563,135	0.5
39,400	@	IHS, Inc.	4,716,180	0.6
44,800		Kansas City Southern	5,547,584	0.6
35,300		Roper Industries, Inc.	4,895,404	0.6
18,100		WW Grainger, Inc.	4,623,102	0.5
2,226,512		Other Securities(a)	118,099,853	13.7
			142,445,258	16.5
		Information Technology: 17.7%
18,500	@	Alliance Data Systems Corp.	4,864,205	0.6
160,100		Altera Corp.	5,208,053	0.6
55,600		Amphenol Corp.	4,958,408	0.6
48,300	@	Concur Technologies, Inc.	4,983,594	0.6
318,224	@,X	Coupon.com	1,845,699	0.2
19,495	@,X	Dropbox, Inc.	190,564	0.0
80,000	@	Gartner, Inc.	5,684,000	0.7
74,300		Intuit, Inc.	5,670,576	0.6
24,800	@	LinkedIn Corp.	5,377,384	0.6
101,500	@	Red Hat, Inc.	5,688,060	0.7
97,400	@	ServiceNow, Inc.	5,455,374	0.6
143,400	@	Trimble Navigation Ltd.	4,975,980	0.6
159,400	@	Vantiv, Inc.	5,198,034	0.6
1,930,047		Other Securities(a)	92,555,484	10.7
			152,655,415	17.7
		Materials: 5.6%
111,500		Ball Corp.	5,760,090	0.7
67,700		Rockwood Holdings, Inc.	4,868,984	0.6
33,700		Sherwin-Williams Co.	6,183,950	0.7
681,282		Other Securities	31,555,990	3.6
			48,369,014	5.6
		Telecommunication Services: 2.0%
118,800	@	Crown Castle International Corp.	8,723,484	1.0
94,150	@	SBA Communications Corp.	8,458,436	1.0
			17,181,920	2.0
		Utilities: 0.2%
87,700		Other Securities	1,711,027	0.2
		Total Common Stock (Cost $530,946,390)	860,487,663	99.9

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.1%
		Information Technology: 0.1%
24,209	@,X	Dropbox, Inc. - Series A	$236,643	0.0
118,921	@,X	Dropbox, Inc. - Series A-1	1,162,453	0.1
		Total Preferred Stock (Cost $1,295,198)	1,399,096	0.1
		Total Long-Term Investments (Cost $532,241,588)	861,886,759	100.0
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
		Securities Lending Collateralcc(1): 1.9%
3,837,444		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,837,450, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $3,914,200, due 01/31/14-01/01/44)	$3,837,444	0.5
807,875		Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $807,875, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $824,033, due 05/15/14-08/15/43)	807,875	0.1
3,837,444		Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $3,837,446, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,914,193, due 01/15/14-05/01/51)	3,837,444	0.5
Principal Amount†		Value	Percentage of Net Assets
3,837,444	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $3,837,448, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $3,914,193, due 12/15/15-08/15/53)	$3,837,444	0.4
3,837,444	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $3,837,448, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $3,914,200, due 03/28/14-04/15/30)	3,837,444	0.4
		16,157,651	1.9
Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 0.1%
1,155,642	T. Rowe Price Reserve Investment Fund, 0.010%†† (Cost $1,155,642)	$1,155,642	0.1
	Total Short-Term Investments (Cost $17,313,293)	17,313,293	2.0
	Total Investments in Securities (Cost $549,554,881)	$879,200,052	102.0
	Liabilities in Excess of Other Assets	(17,627,641)	(2.0)
	Net Assets	$861,572,411	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $549,755,783.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$337,653,083
Gross Unrealized Depreciation	(8,208,814)
Net Unrealized Appreciation	$329,444,269

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$192,671,272	$—	$—	$192,671,272
Consumer Staples	48,526,021	—	—	48,526,021
Energy	54,650,263	—	—	54,650,263
Financials	63,280,462	—	—	63,280,462
Health Care	138,997,011	—	—	138,997,011
Industrials	142,445,258	—	—	142,445,258
Information Technology	150,619,152	—	2,036,263	152,655,415
Materials	46,997,374	1,371,640	—	48,369,014
Telecommunication Services	17,181,920	—	—	17,181,920
Utilities	1,711,027	—	—	1,711,027
Total Common Stock	857,079,760	1,371,640	2,036,263	860,487,663
Preferred Stock	—	—	1,399,096	1,399,096
Short-Term Investments	1,155,642	16,157,651	—	17,313,293
Total Investments, at fair value	$858,235,402	$17,529,291	$3,435,359	$879,200,052

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
T. Rowe Price Reserve Investment Fund	$1,812,683	$78,991,769	$(79,648,810)	$—	$1,155,642	$554	$—	$—
	$1,812,683	$78,991,769	$(79,648,810)	$—	$1,155,642	$554	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 27.4%
213,900	@	Amazon.com, Inc.	$85,301,181	5.3
28,100	@	Autozone, Inc.	13,430,114	0.8
35,400	@	Chipotle Mexican Grill, Inc.	18,860,412	1.2
366,900		Home Depot, Inc.	30,210,546	1.9
248,900		Las Vegas Sands Corp.	19,630,743	1.2
284,900		Lowe's Cos., Inc.	14,116,795	0.9
40,700	@	NetFlix, Inc.	14,984,519	0.9
40,759	@	Priceline.com, Inc.	47,378,262	3.0
357,100		Starbucks Corp.	27,993,069	1.8
141,800		Starwood Hotels & Resorts Worldwide, Inc.	11,266,010	0.7
152,800		Tractor Supply Co.	11,854,224	0.8
274,000		Twenty-First Century Fox, Inc.	9,639,320	0.6
111,800	@	Under Armour, Inc.	9,760,140	0.6
133,400		Walt Disney Co.	10,191,760	0.6
4,165,062		Other Securities(a)	114,461,212	7.1
			439,078,307	27.4
		Consumer Staples: 4.1%
89,000		Costco Wholesale Corp.	10,591,890	0.7
234,600		CVS Caremark Corp.	16,790,322	1.0
244,400		Whole Foods Market, Inc.	14,133,652	0.9
326,142		Other Securities(a)	24,902,914	1.5
			66,418,778	4.1
		Energy: 4.7%
256,700		Cabot Oil & Gas Corp.	9,949,692	0.6
90,900		Pioneer Natural Resources Co.	16,731,963	1.0
151,800		Range Resources Corp.	12,798,258	0.8
412,000		Other Securities	36,611,127	2.3
			76,091,040	4.7
		Financials: 5.5%
189,900		American Express Co.	17,229,627	1.1
374,800		American Tower Corp.	29,916,536	1.8
632,824		Other Securities	41,380,928	2.6
			88,527,091	5.5
		Health Care: 11.7%
103,000	@	Biogen Idec, Inc.	28,814,250	1.8
103,958	@	Celgene Corp.	17,564,744	1.1
595,500	@	Gilead Sciences, Inc.	44,751,825	2.8
169,600		McKesson Corp.	27,373,440	1.7
Shares			Value	Percentage of Net Assets
124,400	@	Valeant Pharmaceuticals International	$14,604,560	0.9
544,807		Other Securities	54,051,006	3.4
			187,159,825	11.7
		Industrials: 12.3%
185,200		Boeing Co.	25,277,948	1.6
465,600		Danaher Corp.	35,944,320	2.2
339,000		Fastenal Co.	16,105,890	1.0
151,800		Kansas City Southern	18,797,394	1.2
130,700		Precision Castparts Corp.	35,197,510	2.2
114,100		Roper Industries, Inc.	15,823,388	1.0
110,100		United Parcel Service, Inc. - Class B	11,569,308	0.7
638,040		Other Securities	38,970,647	2.4
			197,686,405	12.3
		Information Technology: 26.9%
82,200		Apple, Inc.	46,123,242	2.9
107,400	@	Baidu.com ADR	19,104,312	1.2
139,400	@	Cognizant Technology Solutions Corp.	14,076,612	0.9
358,400	@	eBay, Inc.	19,672,576	1.2
88,550	@	Google, Inc. - Class A	99,238,870	6.2
50,400	@	LinkedIn Corp.	10,928,232	0.7
84,501	@,X	LivingSocial.com	53,236	0.0
58,600		Mastercard, Inc.	48,957,956	3.1
13,839	@	NAVER Corp.	9,536,838	0.6
274,200		Qualcomm, Inc.	20,359,350	1.3
331,964	@	Salesforce.com, Inc.	18,321,093	1.1
215,163	@,L,X	Twitter, Inc.	13,578,860	0.8
204,200		Visa, Inc.	45,471,256	2.8
1,083,300		Other Securities	65,356,942	4.1
			430,779,375	26.9
		Materials: 3.4%
161,500		Ecolab, Inc.	16,839,605	1.1
101,300		Praxair, Inc.	13,172,039	0.8
82,600		Sherwin-Williams Co.	15,157,100	0.9
117,600		Other Securities	9,882,672	0.6
			55,051,416	3.4
		Telecommunication Services: 3.2%
497,712	@	Crown Castle International Corp.	36,546,992	2.3
159,000		Other Securities	14,111,154	0.9
			50,658,146	3.2
		Total Common Stock (Cost $978,176,749)	1,591,450,383	99.2
See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Securities Lending Collateralcc(1): 0.8%
3,099,865	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $3,099,867, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,161,862, due 01/15/14-05/01/51)	$3,099,865	0.2
3,099,865	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $3,099,868, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $3,161,862, due 12/15/15-08/15/53)	3,099,865	0.2
3,099,865	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,099,870, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $3,161,863, due 01/24/14-02/01/47)	3,099,865	0.2
Principal Amount†		Value	Percentage of Net Assets
3,099,865	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $3,099,867, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $3,161,862, due 06/01/17-09/01/44)	$3,099,865	0.2
652,594	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $652,594, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $665,646, due 01/23/14-08/15/23)	652,594	0.0
		13,052,054	0.8
Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 1.2%
19,072,868	T. Rowe Price Reserve Investment Fund, 0.010%†† (Cost $19,072,868)	$19,072,868	1.2
	Total Short-Term Investments (Cost $32,124,922)	32,124,922	2.0
	Total Investments in Securities (Cost $1,010,301,671)	$1,623,575,305	101.2
	Liabilities in Excess of Other Assets	(18,726,860)	(1.2)
	Net Assets	$1,604,848,445	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2013.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $1,013,320,696.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$615,107,309
Gross Unrealized Depreciation	(4,852,700)
Net Unrealized Appreciation	$610,254,609

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$419,999,544	$19,078,763	$—	$439,078,307
Consumer Staples	61,703,149	4,715,629	—	66,418,778
Energy	76,091,040	—	—	76,091,040
Financials	88,527,091	—	—	88,527,091
Health Care	182,960,930	4,198,895	—	187,159,825
Industrials	197,686,405	—	—	197,686,405
Information Technology	404,044,648	26,681,491	53,236	430,779,375
Materials	55,051,416	—	—	55,051,416
Telecommunication Services	43,374,832	7,283,314	—	50,658,146
Total Common Stock	1,529,439,055	61,958,092	53,236	1,591,450,383
Short-Term Investments	19,072,868	13,052,054	—	32,124,922
Total Investments, at fair value	$1,548,511,923	$75,010,146	$53,236	$1,623,575,305

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
T. Rowe Price Reserve Investment Fund	$13,324,410	$289,953,050	$(284,204,592)	$—	$19,072,868	$7,958	$—	$—
	$13,324,410	$289,953,050	$(284,204,592)	$—	$19,072,868	$7,958	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

ING TEMPLETON  SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Brazil: 0.8%
591,887		Other Securities	$8,210,362	0.8
		Canada: 1.2%
1,087,500		Talisman Energy, Inc.	12,643,563	1.2
		China: 4.0%
1,077,000		China Mobile Ltd.	11,218,383	1.1
21,910,000		China Telecom Corp., Ltd.	11,069,245	1.1
16,340,653		Other Securities	19,290,152	1.8
			41,577,780	4.0
		France: 14.8%
877,886		AXA S.A.	24,447,131	2.4
282,448		BNP Paribas	22,033,089	2.1
197,500		Cie de Saint-Gobain	10,879,741	1.1
172,004		Cie Generale des Etablissements Michelin	18,301,423	1.8
265,111		Sanofi	28,312,616	2.7
311,494	@	Total S.A.	19,119,407	1.8
410,230		Vivendi	10,820,845	1.1
1,041,422		Other Securities	19,341,293	1.8
			153,255,545	14.8
		Germany: 11.7%
133,831		Bayer AG	18,791,369	1.8
199,265		HeidelbergCement AG	15,131,293	1.5
1,624,255		Infineon Technologies AG	17,349,575	1.7
75,979		Merck KGaA	13,632,808	1.3
54,987		Muenchener Rueckversicherungs AG	12,128,528	1.2
120,810		Siemens AG	16,565,366	1.6
791,330		Other Securities	27,292,212	2.6
			120,891,151	11.7
		Hong Kong: 2.7%
2,691,700		AIA Group Ltd.	13,548,639	1.3
732,000		Hutchison Whampoa Ltd.	9,974,059	1.0
1,252,700		Other Securities	4,589,542	0.4
			28,112,240	2.7
		India: 1.3%
686,608		Other Securities	13,082,569	1.3
		Israel: 1.0%
253,929		Teva Pharmaceutical Industries Ltd. ADR	10,177,474	1.0
Shares			Value	Percentage of Net Assets
		Italy: 4.0%
701,436		ENI S.p.A.	$16,949,326	1.6
5,352,423		Intesa Sanpaolo S.p.A.	13,165,414	1.3
1,540,476		UniCredit SpA	11,363,595	1.1
			41,478,335	4.0
		Japan: 6.3%
1,044,200		Itochu Corp.	12,909,066	1.2
1,322,200		Nissan Motor Co., Ltd.	11,080,046	1.1
263,200		Toyota Motor Corp.	16,048,643	1.6
325,900		Trend Micro, Inc.	11,420,553	1.1
551,800		Other Securities	13,543,601	1.3
			65,001,909	6.3
		Netherlands: 7.4%
251,198		Akzo Nobel NV	19,479,470	1.9
426,076	@	Royal Dutch Shell PLC - Class B	16,071,746	1.5
547,595	@	SBM Offshore NV	11,157,028	1.1
1,362,400		TNT Express NV	12,672,340	1.2
415,797		Other Securities	17,270,447	1.7
			76,651,031	7.4
		Norway: 2.9%
517,254		Statoil ASA	12,577,814	1.2
735,133		Telenor ASA	17,564,974	1.7
			30,142,788	2.9
		Portugal: 0.9%
582,390		Other Securities	9,544,985	0.9
		Singapore: 2.7%
1,055,582		DBS Group Holdings Ltd.	14,345,114	1.4
4,822,000		Singapore Telecommunications Ltd.	14,022,935	1.3
			28,368,049	2.7
		South Korea: 4.7%
255,418		KB Financial Group, Inc. ADR	10,346,983	1.0
60,550		POSCO ADR	4,722,900	0.5
18,374		POSCO	5,717,299	0.5
33,521		Samsung Electronics Co., Ltd. GDR	21,934,189	2.1
20,821		Other Securities	5,796,649	0.6
			48,518,020	4.7
		Spain: 2.8%
977,685		Telefonica S.A.	15,985,959	1.5
329,156		Other Securities	13,356,259	1.3
			29,342,218	2.8

See Accompanying Notes to Financial Statements

ING TEMPLETON  SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Sweden: 1.8%
969,900		Telefonaktiebolaget LM Ericsson	$11,841,991	1.1
197,260		Other Securities	6,761,674	0.7
			18,603,665	1.8
		Switzerland: 6.6%
570,361	@	Credit Suisse Group	17,603,267	1.7
165,337		Novartis AG	13,251,658	1.3
76,806		Roche Holding AG - Genusschein	21,515,379	2.1
170,175		Swiss Re Ltd.	15,688,171	1.5
			68,058,475	6.6
		Taiwan: 0.5%
1,492,251		Other Securities	5,269,078	0.5
		United Kingdom: 19.7%
1,716,345		Aviva PLC	12,840,820	1.2
1,447,333		BAE Systems PLC	10,442,263	1.0
1,335,954	@	BP PLC	10,826,778	1.1
577,434		CRH PLC	14,662,722	1.4
847,676	@	GlaxoSmithKline PLC	22,647,885	2.2
1,512,000		HSBC Holdings PLC	16,482,793	1.6
2,023,398	@	International Consolidated Airlines Group SA	13,481,608	1.3
2,897,654		Kingfisher PLC	18,498,835	1.8
10,567,787	@	Lloyds TSB Group PLC	13,866,992	1.3
1,784,690		Marks & Spencer Group PLC	12,815,725	1.2
490,371	@	Standard Chartered PLC	11,076,042	1.1
2,316,340		Tesco PLC	12,863,481	1.2
5,746,989		Vodafone Group PLC	22,627,118	2.2
893,384		Other Securities	10,854,483	1.1
			203,987,545	19.7
		Total Common Stock (Cost $746,151,740)	1,012,916,782	97.8
Shares		Value	Percentage of Net Assets
RIGHTS: 0.0%
	Spain: 0.0%
372,870	Other Securities	$254,428	0.0
	Total Rights (Cost $243,622)	254,428	0.0
	Total Investments in Securities (Cost $746,395,362)	$1,013,171,210	97.8
	Assets in Excess of Other Liabilities	22,705,211	2.2
	Net Assets	$1,035,876,421	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

Cost for federal income tax purposes is $749,236,555.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$284,752,620
Gross Unrealized Depreciation	(20,817,965)
Net Unrealized Appreciation	$263,934,655
Sector Diversification	Percentage of Net Assets
Financials	24.0%
Health Care	13.5
Energy	12.5
Industrials	11.0
Telecommunication Services	10.0
Consumer Discretionary	9.3
Information Technology	7.0
Materials	6.8
Consumer Staples	2.4
Utilities	1.3
Assets in Excess of Other Liabilities	2.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING TEMPLETON  SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Brazil	$8,210,362	$—	$—	$8,210,362
Canada	12,643,563	—	—	12,643,563
China	—	41,577,780	—	41,577,780
France	—	153,255,545	—	153,255,545
Germany	—	120,891,151	—	120,891,151
Hong Kong	3,723,255	24,388,985	—	28,112,240
India	6,490,328	6,592,241	—	13,082,569
Israel	10,177,474	—	—	10,177,474
Italy	—	41,478,335	—	41,478,335
Japan	—	65,001,909	—	65,001,909
Netherlands	—	76,651,031	—	76,651,031
Norway	—	30,142,788	—	30,142,788
Portugal	—	9,544,985	—	9,544,985
Singapore	—	28,368,049	—	28,368,049
South Korea	15,069,883	33,448,137	—	48,518,020
Spain	—	29,342,218	—	29,342,218
Sweden	—	18,603,665	—	18,603,665
Switzerland	—	68,058,475	—	68,058,475
Taiwan	—	5,269,078	—	5,269,078
United Kingdom	—	203,987,545	—	203,987,545
Total Common Stock	56,314,865	956,601,917	—	1,012,916,782
Rights	254,428	—	—	254,428
Total Investments, at fair value	$56,569,293	$956,601,917	$—	$1,013,171,210
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(5,679)	$—	$(5,679)
Total Liabilities	$—	$(5,679)	$—	$(5,679)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Templeton Foreign Equity Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Japanese Yen	4,024,824	Buy	01/07/14	$38,339	$38,219	$(120)
HSBC	Japanese Yen	5,365,621	Buy	01/08/14	51,073	50,953	(120)
Royal Bank of Scotland Group PLC	Japanese Yen	102,515,268	Buy	01/06/14	978,920	973,481	(5,439)
							$(5,679)

See Accompanying Notes to Financial Statements

ING TEMPLETON  SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$5,679
Total Liability Derivatives		$5,679

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign Currency Related Transactions*
Foreign exchange contracts	$(165,404)
Total	$(165,404)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign Currency Related Transactions*
Foreign exchange contracts	$(5,679)
Total	$(5,679)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments at December 31, 2013:

	Deutsche Bank AG	HSBC	Royal Bank of Scotland Group PLC	Totals
Liabilities:
Forward foreign currency contracts	$120	$120	$5,439	$5,679
Total Liabilities	120	120	5,439	5,679
Total liability derivative instruments subject to master netting agreements(1)	$—	$—	$—	$—

(1)  At December 31, 2013, the Portfolio had not entered into any master netting agreements with its derivative counterparties as disclosed above. As such, the Portfolio did not have any amounts subject to offset. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1409
Class I	NII	$0.1789
Class S	NII	$0.1529
Class S2	NII	$0.1544
All Classes	STCG	$0.3342
All Classes	LTCG	$0.1043
ING Baron Growth Portfolio
Class ADV	NII	$0.3193
Class I	NII	$0.4082
Class S	NII	$0.3550
Class S2	NII	$0.3852
All Classes	LTCG	$1.0559
ING Columbia Contrarian Core Portfolio
Class ADV	NII	$0.2678
Class I	NII	$0.3541
Class S	NII	$0.3040
ING Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.1033
Class I	NII	$0.1406
Class S	NII	$0.1086
Class S2	NII	$0.1000
ING Global Bond Portfolio
Class ADV	NII	$0.1880
Class I	NII	$0.2386
Class S	NII	$0.2065
All Classes	STCG	$0.2944
ING Invesco Comstock Portfolio
Class ADV	NII	$0.0795
Class I	NII	$0.1415
Class S	NII	$0.1078
ING Invesco Equity and Income Portfolio
Class ADV	NII	$0.4274
Class I	NII	$0.6004
Class S	NII	$0.5036
Class S2	NII	$0.5159
Portfolio Name	Type	Per Share Amount
ING JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.0794
Class I	NII	$0.1621
Class S	NII	$0.1159
Class S2	NII	$0.1016
All Classes	LTCG	$0.6597
ING Oppenheimer Global Portfolio
Class ADV	NII	$0.1661
Class I	NII	$0.2308
Class S	NII	$0.1982
Class S2	NII	$0.2010
ING PIMCO Total Return Portfolio
Class ADV	NII	$0.3775
Class I	NII	$0.4301
Class S	NII	$0.3956
Class S2	NII	$0.3948
All Classes	STCG	$0.0773
All Classes	LTCG	$0.0038
ING Pioneer High Yield Portfolio
Class I	NII	$0.5935
Class S	NII	$0.5626
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$0.0163
Class I	NII	$0.0304
Class S	NII	$0.0163
Class S2	NII	$0.0163
All Classes	LTCG	$0.1174
ING T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$0.0147
Class I	NII	$0.0147
Class S	NII	$0.0147
Class S2	NII	$0.0147
ING Templeton Foreign Equity Portfolio
Class ADV	NII	$0.1411
Class I	NII	$0.1826
Class S	NII	$0.1645
Class S2	NII	$0.1493

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Century Small-Mid Cap Value Portfolio	47.57%
ING Baron Growth Portfolio	100.00%
ING Columbia Contrarian Core Portfolio	100.00%
ING Columbia Small Cap Value II Portfolio	100.00%
ING Invesco Comstock Portfolio	100.00%
ING Invesco Equity and Income Portfolio	81.27%
ING JPMorgan Mid Cap Value Portfolio	100.00%
ING Oppenheimer Global Portfolio	38.11%
ING PIMCO Total Return Portfolio	5.21%
ING Pioneer High Yield Portfolio	5.42%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	100.00%
ING T. Rowe Price Growth Equity Portfolio	100.00%

The Portfolios designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING American Century Small-Mid Cap Value Portfolio	100.00%
ING Global Bond Portfolio	100.00%

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Oppenheimer Global Portfolio	$1,459,036	$0.0148	72.03%
ING Templeton Foreign Equity Portfolio	$1,544,111	$0.0196	96.27%

*  None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Partners, Inc. Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To approve a new investment advisory agreement for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4  To approve a new investment sub-advisory agreement between DSL or ING Investments, as applicable, and ING IM with respect to the certain Portfolios prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control events that occur as part of the Separation Plan.

5  To elect 13 nominees to the Board.

8  To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio's shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Century Small-Mid Cap Value Portfolio	1	*	5,436,819.000	391,894.000	381,329.000	13,176.025	6,223,218.025
	8	*	5,161,738.500	625,746.500	422,556.500	13,176.525	6,223,218.025
	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	5,990,678.525	232,539.50	0.000	0.000	6,223,218.025
John V. Boyer	5	*	5,958,405.525	264,812.50	0.000	0.000	6,223,218.025
Patricia W. Chadwick	5	*	5,957,750.525	265,467.50	0.000	0.000	6,223,218.025
Albert E. DePrince, Jr.	5	*	5,976,042.525	247,175.50	0.000	0.000	6,223,218.025
Peter S. Drotch	5	*	5,979,336.525	243,881.50	0.000	0.000	6,223,218.025
J. Michael Earley	5	*	6,036,101.525	187,116.50	0.000	0.000	6,223,218.025
Martin J. Gavin**	5	*	5,996,395.525	226,822.50	0.000	0.000	6,223,218.025
Russell H. Jones	5	*	5,865,725.525	357,492.50	0.000	0.000	6,223,218.025
Patrick W. Kenny	5	*	5,904,850.525	318,367.50	0.000	0.000	6,223,218.025
Shaun P. Mathews	5	*	6,031,800.525	191,417.50	0.000	0.000	6,223,218.025
Joseph E. Obermeyer	5	*	5,955,151.525	268,066.50	0.000	0.000	6,223,218.025
Sheryl K. Pressler	5	*	6,034,800.525	188,417.50	0.000	0.000	6,223,218.025
Roger B. Vincent	5	*	5,941,703.525	281,514.50	0.000	0.000	6,223,218.025

*  Proposals deferred; adjourned to April 26, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Baron Growth Portfolio	1	*	20,873,202.000	1,454,577.000	1,573,385.000	930.161	23,902,094.161
	8	*	19,806,342.750	2,365,428.750	1,729,392.750	929.911	23,902,094.161

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Columbian Contrarian Core Portfolio	1	*	16,248,465.000	917,634.000	1,528,558.000	0.000	18,694,657.000
	8	*	15,546,265.000	1,425,358.000	1,723,034.000	0.000	18,694,657.000

*  Proposals Passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Columbia Small Cap Value II Portfolio	1	*	11,064,711.000	581,358.000	902,237.000	658.373	12,548,964.373
	8	*	10,529,182.750	1,143,112.750	876,010.750	658.123	12,548,964.373

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Bond Portfolio	1	*	19,038,135.000	1,072,423.000	2,101,706.000	4,616.204	22,216,880.204
	4	*	18,646,729.250	1,340,939.250	2,224,595.250	4,616.454	22,216,880.204
	8	*	18,016,682.250	2,221,447.250	1,974,134.250	4,616.454	22,216,880.204

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Invesco Comstock Portfolio	1	*	20,681,750.000	1,220,670.000	1,806,432.000	11,929.145	23,720,781.145
	8	*	19,941,070.750	1,992,335.750	1,775,445.750	11,928.895	23,720,781.145

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Invesco Equity and Income Portfolio	1	*	11,797,389.000	509,594.000	1,176,917.000	0.000	13,483,900.000
	8	*	11,457,303.667	1,011,552.667	1,015,043.666	0.000	13,483,900.000

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING JPMorgan Mid Cap Value Portfolio	1	*	14,320,083.000	1,066,273.000	1,396,709.000	0.000	16,783,065.000
	8	*	13,093,562.334	2,122,858.333	1,566,644.333	0.000	16,783,065.000

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Oppenheimer Global Portfolio	1	*	53,524,524.000	4,597,516.000	5,754,123.000	3,706.074	63,879,869.074
	8	*	49,841,547.500	8,517,710.500	5,516,905.500	3,705.574	63,879,869.074

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING PIMCO Total Return Portfolio	1	*	27,460,671.000	2,233,571.000	2,007,611.000	0.000	31,701,853.000
	8	*	26,893,685.334	3,263,956.333	1,544,211.333	0.000	31,701,853.000

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	29,889,377.000	1,812,476.000	0.000	0.000	31,701,853.000
John V. Boyer	5	*	29,762,133.000	1,939,720.000	0.000	0.000	31,701,853.000
Patricia W. Chadwick	5	*	29,857,716.000	1,844,137.000	0.000	0.000	31,701,853.000
Albert E. DePrince, Jr.	5	*	29,705,531.000	1,996,322.000	0.000	0.000	31,701,853.000
Peter S. Drotch	5	*	29,656,182.000	2,045,671.000	0.000	0.000	31,701,853.000
J. Michael Earley	5	*	29,758,859.000	1,942,994.000	0.000	0.000	31,701,853.000
Martin J. Gavin**	5	*	29,749,381.000	1,952,472.000	0.000	0.000	31,701,853.000
Russell H. Jones	5	*	29,753,287.000	1,948,566.000	0.000	0.000	31,701,853.000
Patrick W. Kenny	5	*	29,673,679.000	2,028,174.000	0.000	0.000	31,701,853.000
Shaun P. Mathews	5	*	29,742,904.000	1,958,949.000	0.000	0.000	31,701,853.000
Joseph E. Obermeyer	5	*	29,756,918.000	1,944,935.000	0.000	0.000	31,701,853.000
Sheryl K. Pressler	5	*	29,858,449.000	1,843,404.000	0.000	0.000	31,701,853.000
Roger B. Vincent	5	*	29,688,781.000	2,013,072.000	0.000	0.000	31,701,853.000

*  Proposals deferred; adjourned to April 26, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Pioneer High Yield Portfolio	1	*	8,256,330.000	283,451.000	596,133.000	0.000	9,135,914.000
	8	*	7,855,111.334	672,078.333	608,724.333	0.000	9,135,914.000

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	1	*	49,980,925.000	4,397,165.000	4,813,704.000	315.670	59,192,109.670
	8	*	45,762,730.750	8,700,282.750	4,728,780.750	315.420	59,192,109.670

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING T. Rowe Price Growth Equity Portfolio	1	*	8,138,125.306	786,140.317	819,583.895	1,167.660	9,745,017.178
	8	*	7,809,649.306	1,163,382.317	770,817.895	1,167.660	9,745,017.178

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Templeton Foreign Equity Portfolio	1	*	72,832,502.090	3,841,291.805	6,993,705.773	1,460.485	83,668,960.153
	8	*	69,048,447.804	7,489,965.349	7,129,086.515	1,460.485	83,668,960.153

*  Proposals Passed

A special meeting of shareholders of the ING Partners, Inc. Registrant was held April 26, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Century Small-Mid Cap Value Portfolio	1	*	5,799,123.000	385,702.000	397,556.000	13,176.025	6,595,557.025
	8	*	5,518,603.250	648,221.250	415,556.250	13,176.275	6,595,557.025

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	6,260,525.025	335,032.000	0.000	0.000	6,595,557.025
John V. Boyer	5	*	6,237,352.025	358,205.000	0.000	0.000	6,595,557.025
Patricia W. Chadwick	5	*	6,236,696.025	358,861.000	0.000	0.000	6,595,557.025
Albert E. DePrince, Jr.	5	*	6,249,551.025	346,006.000	0.000	0.000	6,595,557.025
Peter S. Drotch	5	*	6,252,845.025	342,712.000	0.000	0.000	6,595,557.025
J. Michael Earley	5	*	6,296,635.025	298,922.000	0.000	0.000	6,595,557.025
Martin J. Gavin**	5	*	6,266,489.025	329,068.000	0.000	0.000	6,595,557.025
Russell H. Jones	5	*	6,165,628.025	429,929.000	0.000	0.000	6,595,557.025
Patrick W. Kenny	5	*	6,195,700.025	399,857.000	0.000	0.000	6,595,557.025
Shaun P. Mathews	5	*	6,292,992.025	302,565.000	0.000	0.000	6,595,557.025
Joseph E. Obermeyer	5	*	6,237,732.025	357,825.000	0.000	0.000	6,595,557.025
Sheryl K. Pressler	5	*	6,300,283.025	295,274.000	0.000	0.000	6,595,557.025
Roger B. Vincent	5	*	6,228,557.025	367,000.000	0.000	0.000	6,595,557.025

*  Proposals deferred; adjourned to May 13, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING PIMCO Total Return Portfolio	1	*	28,966,718.000	2,056,084.000	1,960,769.000	0.000	32,983,571.000
	8	*	28,070,203.667	3,289,073.667	1,624,293.666	0.000	32,983,571.000
	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	31,244,253.000	1,739,318.000	0.000	0.000	32,983,571.000
John V. Boyer	5	*	31,140,446.000	1,843,125.000	0.000	0.000	32,983,571.000
Patricia W. Chadwick	5	*	31,220,001.000	1,763,570.000	0.000	0.000	32,983,571.000
Albert E. DePrince, Jr.	5	*	31,091,887.000	1,891,684.000	0.000	0.000	32,983,571.000
Peter S. Drotch	5	*	31,050,261.000	1,933,310.000	0.000	0.000	32,983,571.000
J. Michael Earley	5	*	31,136,784.000	1,846,787.000	0.000	0.000	32,983,571.000
Martin J. Gavin**	5	*	31,127,477.000	1,856,094.000	0.000	0.000	32,983,571.000
Russell H. Jones	5	*	31,133,135.000	1,850,436.000	0.000	0.000	32,983,571.000
Patrick W. Kenny	5	*	31,063,807.000	1,919,764.000	0.000	0.000	32,983,571.000
Shaun P. Mathews	5	*	31,124,524.000	1,859,047.000	0.000	0.000	32,983,571.000
Joseph E. Obermeyer	5	*	31,136,194.000	1,847,377.000	0.000	0.000	32,983,571.000
Sheryl K. Pressler	5	*	31,220,904.000	1,762,667.000	0.000	0.000	32,983,571.000
Roger B. Vincent	5	*	31,077,947.000	1,905,624.000	0.000	0.000	32,983,571.000

*  Proposals deferred; adjourned to May 13, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

A special meeting of shareholders of the ING Partners, Inc. Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Century Small-Mid Cap Value Portfolio	1	*	7,742,417.000	333,407.000	672,135.000	13,176.025	8,761,135.025
	8	*	7,460,799.500	720,306.500	566,852.500	13,176.525	8,761,135.025

*  Proposals deferred; adjourned to May 31, 2013

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING PIMCO Total Return Portfolio	1	*	39,230,632.000	1,707,641.000	5,701,347.000	0.000	46,639,620.000
	8	*	38,221,554.667	2,841,222.667	5,576,842.666	0.000	46,639,620.000

*  Proposals deferred; adjourned to May 31, 2013

ING Partners, Inc.	Proposal		For all	Withhold all	Broker For all except	Total Shares non-vote	Voted
Colleen D. Baldwin	5	*	573,865,379.456	42,794,795.115	0.000	0.000	616,660,174.571
John V. Boyer	5	*	573,021,834.459	43,638,340.112	0.000	0.000	616,660,174.571
Patricia W. Chadwick	5	*	573,742,886.456	42,917,288.115	0.000	0.000	616,660,174.571
Albert E. DePrince, Jr.	5	*	572,335,768.456	44,324,406.115	0.000	0.000	616,660,174.571
Peter S. Drotch	5	*	572,632,629.459	44,027,545.112	0.000	0.000	616,660,174.571
J. Michael Earley	5	*	573,248,886.456	43,411,288.115	0.000	0.000	616,660,174.571
Martin J. Gavin**	5	*	573,514,908.456	43,145,266.115	0.000	0.000	616,660,174.571
Russell H. Jones	5	*	572,951,237.459	43,708,937.112	0.000	0.000	616,660,174.571
Patrick W. Kenny	5	*	572,650,997.456	44,009,177.115	0.000	0.000	616,660,174.571
Shaun P. Mathews	5	*	573,234,679.456	43,425,495.115	0.000	0.000	616,660,174.571
Joseph E. Obermeyer	5	*	573,338,184.456	43,321,990.115	0.000	0.000	616,660,174.571
Sheryl K. Pressler	5	*	573,948,856.459	42,711,318.112	0.000	0.000	616,660,174.571
Roger B. Vincent	5	*	572,333,367.456	44,326,807.115	0.000	0.000	616,660,174.571

*  Proposal Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

A special meeting of shareholders of the ING Partners, Inc. Registrant was held May 31, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Century Small-Mid Cap Value Portfolio	1	*	9,403,830.000	377,886.000	1,393,014.000	13,176.025	11,187,906.025
	8	*	9,088,130.500	728,865.500	1,357,733.500	13,176.525	11,187,906.025

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING PIMCO Total Return Portfolio	1	*	44,909,745.000	1,876,756.000	7,951,061.000	0.000	54,737,562.000
	8	*	43,658,552.334	3,247,772.333	7,831,237.333	0.000	54,737,562.000

*  Proposals Passed

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company's Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	171	None.
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	171	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	171	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:72	Director	May 2013 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	171	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	November 2007 - Present	Retired.	171	First Marblehead Corporation (September 2003 - Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2005 - Present	Retired.	171	None.
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 - Present	Retired.	171	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	171	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	171	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2006 - Present	Consultant (May 2001 - Present).	171	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2005 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	171	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an "Interested Person":
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	171

ING Capital Corporation, LLC (December 2005 - Present) and ING Investments Distributor, LLC (December 2005 - Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director ("Independent Director") is subject to the Board's retirement policy, which states that each duly elected or appointed Independent Director who shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board's other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)  For the purpose of this table "ING Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)  "Interested person," as defined in the 1940 Act, by virtue of this Director's current affiliation with any of the Funds, ING or any of ING's affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	January 2005 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	January 2005 - Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 - Present

Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	May 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investment Management Co. LLC, sub-adviser to a certain Portfolio, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name/ Current Portfolio Name	New Registrant Name/ New Portfolio Name, effective May 1, 2014
ING Partners, Inc.	Voya Partners, Inc.
ING American Century Small-Mid Cap Value Portfolio	VY American Century Small-Mid Cap Value Portfolio
ING Baron Growth Portfolio	VY Baron Growth Portfolio
ING Columbia Contrarian Core Portfolio	VY Columbia Contrarian Core Portfolio
ING Columbia Small Cap Value II Portfolio	VY Columbia Small Cap Value II Portfolio
ING Global Bond Portfolio	Voya Global Bond Porfolio
ING Invesco Comstock Portfolio	VY Invesco Comstock Portfolio
ING Invesco Equity and Income Portfolio	VY Invesco Equity and Income Portfolio
ING JPMorgan Mid Cap Value Portfolio	VY JPMorgan Mid Cap Value Portfolio
ING Oppenheimer Global Portfolio	VY Oppenheimer Global Portfolio
ING PIMCO Total Return Portfolio	VY PIMCO Bond Portfolio
ING Pioneer High Yield Portfolio	VY Pioneer High Yield Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	VY T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio	VY T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio	VY Templeton Foreign Equity Portfolio

Investment Adviser

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UIPI (1213-022114)

Annual Report

December 31, 2013

Classes ADV, S and S2

ING Partners, Inc.

■ ING Fidelity® VIP Contrafund® Portfolio*

■ ING Fidelity® VIP Equity-Income Portfolio*

■ ING Fidelity® VIP Mid Cap Portfolio*

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1
Market Perspective	2
Portfolio Managers' Reports	4
Shareholder Expense Examples	7
Report of Independent Registered Public Accounting Firm	8
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	15
Portfolios of Investments	22
Tax Information	25
Shareholder Meeting Information	26
Director and Officer Information	31
Additional Information	35
PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I've long advocated global diversification. As we look forward into 2014, it's fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It's true that U.S. equities were the world's performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one's strategy to the top-performing markets or asset classes — in effect, only buying "the assets that go up."

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year's patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan's fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can't know what will happen.

Therefore, I maintain that the best approach is a well-diversiﬁed one. Stick to your long-term discipline — cast your net as far and wide as possible, and don't risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the ﬁrst to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 9, 2014

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(1)  Please see the "Additional Information" section regarding rebranding details on page 35.

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends ("the Index") had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks' ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board ("Fed's") $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product ("GDP") in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the "tapering" of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed's bond purchases. Surprisingly, on the day before Chairman Bernanke's address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed's decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating "bad" news on the economy, which might prolong the Fed's bond purchases, as "good" news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government's aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers' index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index

The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

3

ING FIDELITY® VIP CONTRAFUND® PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Contrafund® Portfolio (the "Portfolio") seeks long-term capital appreciation by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004
Class ADV	30.31%	17.91%	7.97%
Class S	30.46%	18.21%	8.24%
S&P 500® Index	32.39%	17.94%	7.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Contrafund® Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

4

PORTFOLIO MANAGERS' REPORT

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO

ING Fidelity® VIP Equity-Income Portfolio (the "Portfolio") seeks reasonable income and considers the potential for capital appreciation by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004
Class ADV	27.03%	16.93%	5.35%
Class S	27.46%	17.22%	5.65%
Russell 3000® Value Index	32.69%	16.75%	6.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Equity-Income Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

5

ING FIDELITY® VIP MID CAP PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Mid Cap Portfolio (the "Portfolio") seeks long-term growth of capital by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004	Since Inception of Class S2 May 28, 2009
Class ADV	35.12%	19.39%	9.63%	—
Class S	35.41%	19.69%	9.91%	—
Class S2	35.26%	—	—	18.25%
S&P MidCap 400 Index	33.50%	21.89%	10.12%	22.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Mid Cap Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Fidelity® VIP Contrafund® Portfolio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013*
Class ADV	$1,000.00	$1,172.50	1.43%	$7.83	$1,000.00	$1,018.00	1.43%	$7.27
Class S	1,000.00	1,173.70	1.18	6.47	1,000.00	1,019.26	1.18	6.01
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	$1,000.00	$1,113.00	1.34%	$7.14	$1,000.00	$1,018.45	1.34%	$6.82
Class S	1,000.00	1,114.80	1.09	5.81	1,000.00	1,019.71	1.09	5.55
ING Fidelity® VIP Mid Cap Portfolio
Class ADV	$1,000.00	$1,211.20	1.44%	$8.03	$1,000.00	$1,017.95	1.44%	$7.32
Class S	1,000.00	1,212.20	1.19	6.64	1,000.00	1,019.21	1.19	6.06
Class S2	1,000.00	1,211.70	1.34	7.47	1,000.00	1,018.45	1.34	6.82

*  Expenses are equal to each Portfolio's respective annualized expense ratios, including the expenses of the master fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, each a series of ING Partners, Inc., as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent of the master funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, and ING Fidelity® VIP Mid Cap Portfolio as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2014

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Mid Cap Portfolio
ASSETS:
Investments in master fund at fair value*(1)	$343,875,943	$14,555,612	$46,239,047
Cash	194,966	15,141	55,202
Receivables:
Investment in master fund sold	1,043,180	2	—
Fund shares sold	2,914	1,154	35,594
Prepaid expenses	1,230	58	162
Reimbursement due from manager	34,659	—	534
Total assets	345,152,892	14,571,967	46,330,539
LIABILITIES:
Payable for investments in master fund purchased	2,677	1,154	35,444
Payable for fund shares redeemed	1,043,417	2	150
Payable for administrative fees	28,766	1,281	3,815
Payable for distribution and shareholder service fees	73,210	3,254	9,769
Payable for trustee fees	1,662	86	215
Other accrued expenses and liabilities	51,048	12,989	19,320
Total liabilities	1,200,780	18,766	68,713
NET ASSETS	$343,952,112	$14,553,201	$46,261,826
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$347,090,863	$27,175,700	$37,167,560
Undistributed net investment income	1,690,106	598,484	2,094,675
Accumulated net realized loss	(138,534,224)	(15,305,367)	(3,669,654)
Net unrealized appreciation	133,705,367	2,084,384	10,669,245
NET ASSETS	$343,952,112	$14,553,201	$46,261,826
* Cost of investments in master fund at value	$210,170,576	$12,471,228	$35,569,802
Class ADV
Net assets	$6,335,760	$246,784	$1,117,862
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	469,768	20,888	62,486
Net asset value and redemption price per share	$13.49	$11.81	$17.89
Class S
Net assets	$337,616,352	$14,306,417	$45,138,598
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	24,852,950	1,212,324	2,486,784
Net asset value and redemption price per share	$13.58	$11.80	$18.15
Class S2
Net assets	n/a	n/a	$5,366
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	302
Net asset value and redemption price per share	n/a	n/a	$17.80

(1)  The master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
9

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Mid Cap Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$2,617,843	$326,938	$113,352
Total investment income	2,617,843	326,938	113,352
EXPENSES:
Distribution and shareholder service fees:
Class ADV	28,283	1,120	6,395
Class S	816,700	42,537	104,370
Class S2	7	8	23
Transfer agent fees	469	297	457
Administrative service fees	332,336	17,240	43,031
Shareholder reporting expense	31,155	2,235	13,949
Registration fees	730	—	365
Professional fees	72,489	8,009	11,535
Custody and accounting expense	22,222	975	2,748
Trustee fees	9,970	517	1,291
Miscellaneous expense	16,088	1,500	1,564
Interest expense	2	1	—
Total expenses	1,330,451	74,439	185,728
Net waived and reimbursed fees	(316,956)	(22,013)	(53,432)
Net expenses	1,013,495	52,426	132,296
Net investment income (loss)	1,604,348	274,512	(18,944)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	91,675	925,205	5,010,392
Sale of investments in master fund	9,436,812	3,156,619	2,160,325
Capital gain distributions from investments in master fund	—	49,720	462,539
Net realized gain	9,528,487	4,131,544	7,633,256
Net change in unrealized appreciation (depreciation) on:
Master fund	77,125,662	(266,350)	5,406,391
Net change in unrealized appreciation (depreciation)	77,125,662	(266,350)	5,406,391
Net realized and unrealized gain	86,654,149	3,865,194	13,039,647
Increase in net assets resulting from operations	$88,258,497	$4,139,706	$13,020,703

(1)  The master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Contrafund® Portfolio		ING Fidelity® VIP Equity-Income Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$1,604,348	$2,576,991	$274,512	$435,317
Net realized gain (loss)	9,528,487	(5,672,762)	4,131,544	2,729,026
Net change in unrealized appreciation (depreciation)	77,125,662	51,180,008	(266,350)	(388,950)
Increase in net assets resulting from operations	88,258,497	48,084,237	4,139,706	2,775,393
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(39,257)	(12,838)	(7,667)	(2,305)
Class S	(2,537,893)	(1,562,770)	(684,537)	(362,285)
Class S2	—	(15)	—	(92)
Total distributions	(2,577,150)	(1,575,623)	(692,204)	(364,682)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,578,833	13,636,269	1,746,533	1,551,425
Reinvestment of distributions	2,577,150	1,575,607	692,204	364,590
	14,155,983	15,211,876	2,438,737	1,916,015
Cost of shares redeemed	(70,453,207)	(62,395,110)	(8,423,884)	(5,381,022)
Net decrease in net assets resulting from capital share transactions	(56,297,224)	(47,183,234)	(5,985,147)	(3,465,007)
Net increase (decrease) in net assets	29,384,123	(674,620)	(2,537,645)	(1,054,296)
NET ASSETS:
Beginning of year or period	314,567,989	315,242,609	17,090,846	18,145,142
End of year or period	$343,952,112	$314,567,989	$14,553,201	$17,090,846
Undistributed net investment income at end of year or period	$1,690,106	$2,571,233	$598,484	$691,461

See Accompanying Notes to Financial Statements
11

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Mid Cap Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$(18,944)	$8,389
Net realized gain	7,633,256	4,694,379
Net change in unrealized appreciation	5,406,391	1,884,552
Increase in net assets resulting from operations	13,020,703	6,587,320
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class S	(20,382)	—
Total distributions	(20,382)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,277,814	1,881,511
Reinvestment of distributions	20,382	—
	3,298,196	1,881,511
Cost of shares redeemed	(10,622,118)	(18,829,208)
Net decrease in net assets resulting from capital share transactions	(7,323,922)	(16,947,697)
Net increase (decrease) in net assets	5,676,399	(10,360,377)
NET ASSETS:
Beginning of year or period	40,585,427	50,945,804
End of year or period	$46,261,826	$40,585,427
Undistributed net investment income at end of year or period	$2,094,675	$19,240

See Accompanying Notes to Financial Statements
12

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)
ING Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-13	10.42	0.04		3.11	3.15	0.08	—	—	0.08	13.49	30.31
12-31-12	9.05	0.07		1.33	1.40	0.03	—	—	0.03	10.42	15.46
12-31-11	9.42	0.01		(0.33)	(0.32)	0.05	—	—	0.05	9.05	(3.31)
12-31-10	8.16	0.03	•	1.29	1.32	0.06	—	—	0.06	9.42	16.29
12-31-09	6.24	0.05		2.09	2.14	0.02	0.20	—	0.22	8.16	34.71
Class S
12-31-13	10.49	0.06	•	3.13	3.19	0.10	—	—	0.1	13.58	30.46
12-31-12	9.10	0.08	•	1.36	1.44	0.05	—	—	0.05	10.49	15.82
12-31-11	9.47	0.05		(0.35)	(0.30)	0.07	—	—	0.07	9.10	(3.10)
12-31-10	8.20	0.06	•	1.29	1.35	0.08	—	—	0.08	9.47	16.63
12-31-09	6.28	0.06		2.12	2.18	0.06	0.20	—	0.26	8.20	35.13
ING Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-13	9.62	0.20	•	2.38	2.58	0.39	—	—	0.39	11.81	27.03
12-31-12	8.36	0.10	•	1.27	1.37	0.11	—	—	0.11	9.62	16.47
12-31-11	8.47	0.16		(0.16)	0.00 *	0.11	—	—	0.11	8.36	0.14
12-31-10	7.55	0.08		0.97	1.05	0.13	—	—	0.13	8.47	14.21
12-31-09	5.99	0.10		1.63	1.73	0.16	0.01	—	0.17	7.55	29.15
Class S
12-31-13	9.63	0.17	•	2.45	2.62	0.45	—	—	0.45	11.80	27.46
12-31-12	8.43	0.22	•	1.18	1.40	0.20	—	—	0.20	9.63	16.68
12-31-11	8.54	0.14	•	(0.13)	0.01	0.12	—	—	0.12	8.43	0.33
12-31-10	7.59	0.08	•	1.01	1.09	0.14	—	—	0.14	8.54	14.68
12-31-09	6.04	0.10	•	1.65	1.75	0.19	0.01	—	0.20	7.59	29.32
ING Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-13	13.24	(0.05	)•	4.70	4.65	—	—	—	—	17.89	35.12
12-31-12	11.62	(0.04)		1.66	1.62	—	—	—	—	13.24	13.94
12-31-11	13.10	(0.07	)•	(1.41)	(1.48)	—	—	—	—	11.62	(11.30)
12-31-10	10.28	(0.04)		2.90	2.86	0.04	—	—	0.04	13.10	27.88
12-31-09	8.81	(0.01)		3.24	3.23	0.47	1.29	—	1.76	10.28	38.89
Class S
12-31-13	13.41	(0.01)		4.76	4.75	0.01	—	—	0.01	18.15	35.41
12-31-12	11.74	0.00	*	1.67	1.67	—	—	—	—	13.41	14.22
12-31-11	13.23	(0.04)		(1.43)	(1.47)	0.02	—	—	0.02	11.74	(11.11)
12-31-10	10.38	(0.02)		2.93	2.91	0.06	—	—	0.06	13.23	28.16
12-31-09	8.88	0.01		3.29	3.30	0.51	1.29	—	1.80	10.38	39.40

	Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund
Year or period ended	(%)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-13	0.65	0.55	0.29	6,336	4	1.54	1.43	1.42	86
12-31-12	0.61	0.55	0.77	5,451	5	1.50	1.44	1.43	87
12-31-11	0.55	0.55	0.24	4,023	8	1.45	1.44	1.43	135
12-31-10	0.55	0.55	0.40	4,024	5	1.45	1.45	1.43	117
12-31-09	0.55	0.55	0.57	4,268	12	1.47	1.47	1.45	145
Class S
12-31-13	0.40	0.30	0.49	337,616	4	1.29	1.18	1.17	86
12-31-12	0.36	0.30	0.77	309,112	5	1.25	1.19	1.18	87
12-31-11	0.30	0.30	0.45	311,215	8	1.20	1.19	1.18	135
12-31-10	0.30	0.30	0.73	355,013	5	1.20	1.20	1.18	117
12-31-09	0.30	0.30	0.83	371,263	12	1.22	1.22	1.20	145
ING Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-13	0.68	0.55	1.81	247	17	1.48	1.34	1.34	32
12-31-12	0.69	0.55	1.08	203	17	1.49	1.35	1.34	48
12-31-11	0.55	0.55	1.83	454	20	1.36	1.36	1.35	96
12-31-10	0.55	0.55	0.90	473	8	1.36	1.35	1.35	29
12-31-09	0.55	0.55	1.65	510	14	1.38	1.38	1.38	29
Class S
12-31-13	0.43	0.30	1.59	14,306	17	1.23	1.09	1.09	32
12-31-12	0.44	0.30	2.44	16,883	17	1.24	1.10	1.09	48
12-31-11	0.30	0.30	1.66	17,687	20	1.11	1.11	1.10	96
12-31-10	0.30	0.30	1.02	23,979	8	1.11	1.10	1.10	29
12-31-09	0.30	0.30	1.62	34,044	14	1.13	1.13	1.13	29
ING Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-13	0.67	0.55	(0.33)	1,118	20	1.56	1.44	1.43	132
12-31-12	0.65	0.55	(0.23)	1,609	11	1.55	1.45	1.43	187
12-31-11	0.55	0.55	(0.54)	1,783	6	1.46	1.46	1.45	84
12-31-10	0.55	0.55	(0.41)	3,453	13	1.46	1.46	1.45	25
12-31-09	0.55	0.55	(0.10)	2,613	13	1.48	1.48	1.48	57
Class S
12-31-13	0.42	0.30	(0.04)	45,139	20	1.31	1.19	1.18	132
12-31-12	0.40	0.30	0.03	38,972	11	1.30	1.20	1.18	187
12-31-11	0.30	0.30	(0.28)	49,159	6	1.21	1.21	1.20	84
12-31-10	0.30	0.30	(0.18)	72,007	13	1.21	1.21	1.20	25
12-31-09	0.30	0.30	0.15	63,154	13	1.23	1.23	1.23	57

See Accompanying Notes to Financial Statements
13

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)
ING Fidelity® VIP Mid Cap Portfolio (continued)
Class S2
12-31-13	13.16	(0.03)	4.67	4.64	—	—	—	—	17.80	35.26
12-31-12	11.55	(0.01)	1.62	1.61	—	—	—	—	13.16	13.94
12-31-11	13.02	(0.05)	(1.41)	(1.46)	0.01	—	—	0.01	11.55	(11.19)
12-31-10	10.23	(0.04)	2.89	2.85	0.06	—	—	0.06	13.02	28.02
05-28-09(6)- 12-31-09	9.95	0.01 •	2.10	2.11	0.54	1.29	—	1.83	10.23	23.22

	Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund
Year or period ended	(%)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Mid Cap Portfolio (continued)
Class S2
12-31-13	0.67	0.45	(0.17)	5	20	1.56	1.34	1.33	132
12-31-12	0.65	0.45	(0.05)	4	11	1.55	1.35	1.33	187
12-31-11	0.55	0.45	(0.43)	3	6	1.46	1.36	1.35	84
12-31-10	0.55	0.45	(0.33)	4	13	1.46	1.36	1.35	25
05-28-09(6)- 12-31-09	0.55	0.45	0.11	3	13	1.48	1.38	1.38	57

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.

(6)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company serve as investment options in underlying variable insurance products offered by Directed Services LLC. The Company currently consists of forty-two active separate investment series. The three Portfolios included in this report are: ING Fidelity® VIP Contrafund® Portfolio* ("ING Fidelity® VIP Contrafund®"); ING Fidelity® VIP Equity-Income Portfolio ("ING Fidelity® VIP Equity-Income") and ING Fidelity® VIP Mid Cap Portfolio ("ING Fidelity® VIP Mid Cap") (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a diversified series of the Company.

Each Portfolio in this report operates as a "feeder fund" and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund ("Master Fund"). Each Master Fund is a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio. The investment objective of the Portfolios is described in the Portfolios' Prospectus.

As of December 31, 2013, ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income, and ING Fidelity® VIP Mid Cap each held 1.82%, 0.23%, and 0.50% of their respective Master Fund. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

Each Portfolio offers at least two of the following classes of shares: Adviser Class ("Class ADV"), Service Class ("Class S"), and Service 2 Class ("Class S2"). Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, and any different shareholder services relating to a class of shares. Shares of the Portfolios may be offered to separate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

Directed Services LLC serves as the investment adviser ("DSL" or "Investment Adviser") to the Portfolios. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor"), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation of each Portfolio's investment in its corresponding Master Fund is based on the net asset value ("NAV") of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds' notes to their financial statements, which accompany this report.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the Investment Adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

The Portfolios' Board of Directors ("Board") has adopted methods for valuing securities and other

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the fund's Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured the Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented only when the Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 3 — INVESTMENTS IN MASTER FUNDS

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of the Master Funds were as follows:

	Purchases	Sales
ING Fidelity® VIP Contrafund®	$13,664,560	$71,088,030
ING Fidelity® VIP Equity-Income	2,965,846	9,322,892
ING Fidelity® VIP Mid Cap	8,757,556	15,678,797

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE FEES, AND MASTER FUNDS EXPENSES

Fidelity Management & Research Company ("FMR") serves as investment adviser to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee(1).

Each Master Fund, VIP Contrafund® Portfolio, VIP Equity-Income Portfolio and VIP Mid Cap Portfolio, pays FMR a management fee for advisory services at annual rates of 0.55%, 0.45% and 0.55%, of each respective Master Fund's current average daily net assets. Pursuant to its Investment Management Agreement with the Company, if the respective Portfolio does not invest substantially all of its assets in another investment company, DSL may charge an annual advisory fee at annual rates equal to 0.58%, 0.48% and 0.58% of average daily net assets for ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap, respectively. If a Portfolio invests substantially all of its assets in another investment company, DSL does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

Pursuant to the Administrative Services Agreement, IFS acts as an administrator and provides certain administrative and shareholder services necessary for the Portfolios' operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% based on the average daily net assets of each Portfolio.

(1)  Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any), but also indirectly similar expenses of the Master Funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

For the year ended December 31, 2013, each Portfolio invested substantially all of its assets in its respective Master Fund.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Portfolios have a Shareholder Servicing Plan ("Service Plan") for the Class ADV, Class S, and Class S2 shares of each respective Portfolio. Under the Service Plan, a Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of a Portfolio's average daily net assets attributable to its Class ADV, Class S, and Class S2 shares.

The Portfolios have a plan of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") for the Class ADV and Class S2 shares of each respective Portfolio. The Distribution Plan provides for a distribution fee, payable to the Distributor at an annual rate not to exceed 0.25% of a Portfolio's average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of each distribution fee equal to 0.10% of a Portfolio's average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. Termination or modification of this contractual waiver requires approval by the Board.

Fidelity Distributors Corporation ("FDC") distributes Service Class 2 shares of each Master Fund. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class S and Class ADV of each respective Portfolio pay only their proportionate share of the Master Fund 12b-1 plan expenses.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2013, the following indirect, wholly-owned subsidiary of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	ING Fidelity® VIP Contrafund®	99.43%
	ING Fidelity® VIP Equity-Income	97.20
	ING Fidelity® VIP Mid Cap	98.90

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2013, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
ING Fidelity® VIP Equity-Income	Custody	$1,691
	Legal	3,045
	Miscellaneous	10,023
ING Fidelity® VIP Mid Cap	Legal	4,686
	Postage	6,773

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses for each Portfolio, excluding interest, taxes, brokerage commissions, Master Fund Fees and Expenses, and extraordinary expenses to 0.55%, 0.30% and 0.45% for Class ADV, Class S and Class S2,

respectively.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement due from manager on the accompanying Statements of Assets and Liabilities.

As of December 31, 2013, the amounts of waived and reimbursed fees subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	June 30,
	2014	2015	2016	Total
ING Fidelity® VIP Contrafund®	$—	$200,502	$316,955	$517,457
ING Fidelity® VIP Equity-Income	—	25,407	22,012	47,419
ING Fidelity® VIP Mid Cap	—	47,670	53,428	101,098

The expense limitation agreement is contractual through May, 1 2014 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Fidelity® VIP Contrafund®
Class ADV
12/31/2013	211,378	—	3,213	(267,770)	(53,179)	2,486,799	—	39,257	(3,080,791)	(554,735)
12/31/2012	178,099	—	1,265	(100,986)	78,378	1,812,902	—	12,837	(1,018,671)	807,068
Class S
12/31/2013	780,561	—	206,333	(5,611,702)	(4,624,808)	9,092,034	—	2,537,893	(67,367,347)	(55,737,420)
12/31/2012	1,178,336	—	153,213	(6,056,471)	(4,724,922)	11,823,367	—	1,562,770	(61,376,439)	(47,990,302)
Class S2(1)
12/31/2013	—	—	—	(448)	(448)	—	—	—	(5,069)	(5,069)
12/31/2012	—	—	—	—	—	—	—	—	—	—

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Fidelity® VIP Equity-Income
Class ADV
12/31/2013	1,326	—	686	(2,224)	(212)	14,285	—	7,667	(23,437)	(1,485)
12/31/2012	1,786	—	249	(35,288)	(33,253)	16,145	—	2,305	(315,154)	(296,704)
Class S
12/31/2013	157,985	—	61,448	(760,157)	(540,724)	1,732,248	—	684,537	(8,395,278)	(5,978,493)
12/31/2012	166,021	—	39,081	(550,243)	(345,141)	1,535,280	—	362,285	(5,065,868)	(3,168,303)
Class S2(1)
12/31/2013	—	—	—	(483)	(483)	—	—	—	(5,169)	(5,169)
12/31/2012	—	—	—	—	—	—	—	—	—	—
Fidelity® VIP Mid Cap
Class ADV
12/31/2013	15,053	—	—	(74,122)	(59,069)	236,617	—	—	(1,086,267)	(849,650)
12/31/2012	36,249	—	—	(68,132)	(31,883)	456,234	—	—	(881,979)	(425,745)
Class S
12/31/2013	195,746	—	1,254	(616,848)	(419,848)	3,041,197	—	20,382	(9,535,851)	(6,474,272)
12/31/2012	113,356	—	—	(1,394,547)	(1,281,191)	1,425,277	—	—	(17,947,229)	(16,521,952)
Class S2
12/31/2013	—	—	—	—	—	—	—	—	—	—
12/31/2012	—	—	—	—	—	—	—	—	—	—

(1) Class S2 liquidated on April 30, 2013.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
ING Fidelity® VIP Contrafund®	$91,675	$(91,675)
ING Fidelity® VIP Equity-Income	324,715	(324,715)
ING Fidelity® VIP Mid Cap	2,114,761	(2,114,761)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
	Ordinary Income	Ordinary Income
ING Fidelity® VIP Contrafund®	$2,577,150	$1,575,623
ING Fidelity® VIP Equity-Income	692,204	364,682
ING Fidelity® VIP Mid Cap	20,382	—

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
ING Fidelity® VIP Contrafund®	$1,696,317	$—	$79,512,780	$(895,347)	ST	2016
				(13,374,108)	ST	2017
				(57,457,080)	ST	2018
				(12,615,102)	LT	None
				$(84,341,637)*
ING Fidelity® VIP Equity-Income	599,076	—	(766,073)	(4,401,655)	ST	2017
				(5,708,489)	ST	2018
				(2,344,766)	LT	None
				$(12,454,910)
ING Fidelity® VIP Mid Cap	2,095,687	2,980,050	4,019,541	—	—	—

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

The value of your investment in ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap changes with the values of the corresponding Master Fund and its investments.

Foreign Securities (All Portfolios). Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which a Master Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Master Fund. Foreign investments may also subject a Master Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Master Fund's investments.

NOTE 12 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — RESTRUCTURING PLAN (continued)

by the end of 2016 (such divestment, the "Separation Plan").

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the "IPO"). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep's remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep's divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory agreements under which the Adviser provides services to the Portfolios. In order to ensure that the existing investment advisory services can continue uninterrupted, the Board approved new advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory agreements prompted by the IPO, as well as any future advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser's loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

21

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP CONTRAFUND® PORTFOLIO  AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets
MASTER FUND: 100.0%
10,182,883	Fidelity VIP Contrafund Portfolio	$343,875,943	100.0
	Total Investments in Master Fund (Cost $210,170,576)	$343,875,943	100.0
	Assets in Excess of Other Liabilities	76,169	—
	Net Assets	$343,952,112	100.0

Cost for federal income tax purposes is $264,363,163.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$79,512,780
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$79,512,780

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Master Fund	$343,875,943	$—	$—	$343,875,943
Total Investments, at fair value	$343,875,943	$—	$—	$343,875,943

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
22

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO  AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets
MASTER FUND: 100.0%
636,172	Fidelity VIP Equity-Income Portfolio	$14,555,612	100.0
	Total Investments in Master Fund (Cost $12,471,228)	$14,555,612	100.0
	Liabilities in Excess of Other Assets	(2,411)	—
	Net Assets	$14,553,201	100.0

Cost for federal income tax purposes is $15,321,685.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$(766,073)
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$(766,073)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Master Fund	$14,555,612	$—	$—	$14,555,612
Total Investments, at fair value	$14,555,612	$—	$—	$14,555,612

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
23

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP MID CAP PORTFOLIO  AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets
MASTER FUND: 100.0%
1,298,850	Fidelity VIP Mid Cap Portfolio	$46,239,047	100.0
	Total Investments in Master Fund (Cost $35,569,802)	$46,239,047	100.0
	Assets in Excess of Other Liabilities	22,779	—
	Net Assets	$46,261,826	100.0

Cost for federal income tax purposes is $42,219,506.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,019,541
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$4,019,541

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Master Fund	$46,239,047	$—	$—	$46,239,047
Total Investments, at fair value	$46,239,047	$—	$—	$46,239,047

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
24

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING Fidelity® VIP Contrafund® Portfolio
Class ADV	NII	$0.0797
Class S	NII	$0.0957
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	NII	$0.3883
Class S	NII	$0.4477
ING Fidelity® VIP Mid Cap Portfolio
Class ADV	NII	$—
Class S	NII	$0.0077
Class S2	NII	$—

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

25

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Partners, Inc. Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To approve a new investment advisory agreement for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5  To elect 13 nominees to the Board.

8  To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio's shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Contrafund® Portfolio	1	*	1,849,090.000	38,093.000	121,525.000	0.000	2,008,708.000
	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
John V. Boyer	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
Patricia W. Chadwick	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
Albert E. DePrince, Jr.	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
Peter S. Drotch	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
J. Michael Earley	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
Martin J. Gavin**	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
Russell H. Jones	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
Patrick W. Kenny	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
Shaun P. Mathews	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
Joseph E. Obermeyer	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
Sheryl K. Pressler	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
Roger B. Vincent	5	*	1,977,499.000	31,209.00	0.000	0.000	2,008,708.000
	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	8	*	1,801,873.000	89,391.000	117,444.000	0.000	2,008,708.000

*  Proposals deferred; adjourned to April 26, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Equity-Income Portfolio	1	*	79,494.000	0.000	37,975.000	0.000	117,469.000
	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	117,469.000	0.00	0.000	0.000	117,469.000
John V. Boyer	5	*	117,469.000	0.00	0.000	0.000	117,469.000
Patricia W. Chadwick	5	*	117,469.000	0.00	0.000	0.000	117,469.000
Albert E. DePrince, Jr.	5	*	117,469.000	0.00	0.000	0.000	117,469.000
Peter S. Drotch	5	*	117,469.000	0.00	0.000	0.000	117,469.000
J. Michael Earley	5	*	117,469.000	0.00	0.000	0.000	117,469.000
Martin J. Gavin**	5	*	117,469.000	0.00	0.000	0.000	117,469.000
Russell H. Jones	5	*	117,469.000	0.00	0.000	0.000	117,469.000
Patrick W. Kenny	5	*	117,469.000	0.00	0.000	0.000	117,469.000
Shaun P. Mathews	5	*	117,469.000	0.00	0.000	0.000	117,469.000
Joseph E. Obermeyer	5	*	117,469.000	0.00	0.000	0.000	117,469.000
Sheryl K. Pressler	5	*	117,469.000	0.00	0.000	0.000	117,469.000
Roger B. Vincent	5	*	117,469.000	0.00	0.000	0.000	117,469.000
26

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
8	*	79,494.000	0.000	37,975.000	0.000	117,469.000

*  Proposals deferred; adjourned to April 26, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Mid Cap Portfolio	1	*	535,855.000	2,986.000	42,046.000	0.000	580,887.000
	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	580,185.000	702.000	0.000	0.000	580,887.000
John V. Boyer	5	*	558,961.000	21,926.000	0.000	0.000	580,887.000
Patricia W. Chadwick	5	*	580,185.000	702.000	0.000	0.000	580,887.000
Albert E. DePrince, Jr.	5	*	558,961.000	21,926.000	0.000	0.000	580,887.000
Peter S. Drotch	5	*	558,961.000	21,926.000	0.000	0.000	580,887.000
J. Michael Earley	5	*	558,961.000	21,926.000	0.000	0.000	580,887.000
Martin J. Gavin**	5	*	558,961.000	21,926.000	0.000	0.000	580,887.000
Russell H. Jones	5	*	558,961.000	21,926.000	0.000	0.000	580,887.000
Patrick W. Kenny	5	*	558,961.000	21,926.000	0.000	0.000	580,887.000
Shaun P. Mathews	5	*	558,961.000	21,926.000	0.000	0.000	580,887.000
Joseph E. Obermeyer	5	*	558,961.000	21,926.000	0.000	0.000	580,887.000
Sheryl K. Pressler	5	*	580,185.000	702.000	0.000	0.000	580,887.000
Roger B. Vincent	5	*	558,961.000	21,926.000	0.000	0.000	580,887.000
	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	8	*	504,582.667	57,953.667	18,350.666	0.000	580,887.000

*  Proposals deferred; adjourned to April 26, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

A special meeting of shareholders of the ING Partners, Inc. Registrant was held April 26, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Contrafund® Portfolio	1	*	2,810,502.000	40,270.000	163,230.000	0.000	3,014,002.000
	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
John V. Boyer	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
Patricia W. Chadwick	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
Albert E. DePrince, Jr.	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
Peter S. Drotch	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
J. Michael Earley	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
Martin J. Gavin**	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
Russell H. Jones	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
Patrick W. Kenny	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
Shaun P. Mathews	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
Joseph E. Obermeyer	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
Sheryl K. Pressler	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000
Roger B. Vincent	5	*	2,967,570.500	46,431.500	0.000	0.000	3,014,002.000

27

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
8	*	2,706,576.334	146,117.333	161,308.333	0.000	3,014,002.000

*  Proposals deferred; adjourned to May 13, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Equity-Income Portfolio	1	*	263,360.000	61.000	37,975.000	0.000	301,396.000
	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	301,396.000	0.000	0.000	0.000	301,396.000
John V. Boyer	5	*	301,396.000	0.000	0.000	0.000	301,396.000
Patricia W. Chadwick	5	*	301,396.000	0.000	0.000	0.000	301,396.000
Albert E. DePrince, Jr.	5	*	301,396.000	0.000	0.000	0.000	301,396.000
Peter S. Drotch	5	*	301,396.000	0.000	0.000	0.000	301,396.000
J. Michael Earley	5	*	301,396.000	0.000	0.000	0.000	301,396.000
Martin J. Gavin**	5	*	301,396.000	0.000	0.000	0.000	301,396.000
Russell H. Jones	5	*	301,396.000	0.000	0.000	0.000	301,396.000
Patrick W. Kenny	5	*	301,396.000	0.000	0.000	0.000	301,396.000
Shaun P. Mathews	5	*	301,396.000	0.000	0.000	0.000	301,396.000
Joseph E. Obermeyer	5	*	301,396.000	0.000	0.000	0.000	301,396.000
Sheryl K. Pressler	5	*	301,396.000	0.000	0.000	0.000	301,396.000
Roger B. Vincent	5	*	301,396.000	0.000	0.000	0.000	301,396.000
	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	8	*	263,360.000	61.000	37,975.000	0.000	301,396.000

*  Proposals deferred; adjourned to May 13, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Mid Cap Portfolio	1	*	578,853.000	2,986.000	38,932.000	0.000	620,771.000
	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	620,069.000	702.000	0.000	0.000	620,771.000
John V. Boyer	5	*	600,894.000	19,877.000	0.000	0.000	620,771.000
Patricia W. Chadwick	5	*	620,069.000	702.000	0.000	0.000	620,771.000
Albert E. DePrince, Jr.	5	*	600,894.000	19,877.000	0.000	0.000	620,771.000
Peter S. Drotch	5	*	600,894.000	19,877.000	0.000	0.000	620,771.000
J. Michael Earley	5	*	600,894.000	19,877.000	0.000	0.000	620,771.000
Martin J. Gavin**	5	*	600,894.000	19,877.000	0.000	0.000	620,771.000
Russell H. Jones	5	*	600,894.000	19,877.000	0.000	0.000	620,771.000
Patrick W. Kenny	5	*	600,894.000	19,877.000	0.000	0.000	620,771.000
Shaun P. Mathews	5	*	600,894.000	19,877.000	0.000	0.000	620,771.000
Joseph E. Obermeyer	5	*	600,894.000	19,877.000	0.000	0.000	620,771.000
Sheryl K. Pressler	5	*	620,069.000	702.000	0.000	0.000	620,771.000
Roger B. Vincent	5	*	600,894.000	19,877.000	0.000	0.000	620,771.000

28

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
8	*	548,290.000	54,473.000	18,008.000	0.000	620,771.000

*  Proposals deferred; adjourned to May 13, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

A special meeting of shareholders of the ING Partners, Inc. Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

ING Partners, Inc.

	Proposal		For All	Withold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	573,865,379.456	42,794,795.115	0.000	0.000	616,660,174.571
John V. Boyer	5	*	573,021,834.459	43,638,340.112	0.000	0.000	616,660,174.571
Patricia W. Chadwick	5	*	573,742,886.456	42,917,288.115	0.000	0.000	616,660,174.571
Albert E. DePrince, Jr.	5	*	572,335,768.456	44,324,406.115	0.000	0.000	616,660,174.571
Peter S. Drotch	5	*	572,632,629.459	44,027,545.112	0.000	0.000	616,660,174.571
J. Michael Earley	5	*	573,248,886.456	43,411,288.115	0.000	0.000	616,660,174.571
Martin J. Gavin**	5	*	573,514,908.456	43,145,266.115	0.000	0.000	616,660,174.571
Russell H. Jones	5	*	572,951,237.459	43,708,937.112	0.000	0.000	616,660,174.571
Patrick W. Kenny	5	*	572,650,997.456	44,009,177.115	0.000	0.000	616,660,174.571
Shaun P. Mathews	5	*	573,234,679.456	43,425,495.115	0.000	0.000	616,660,174.571
Joseph E. Obermeyer	5	*	573,338,184.456	43,321,990.115	0.000	0.000	616,660,174.571
Sheryl K. Pressler	5	*	573,948,856.459	42,711,318.112	0.000	0.000	616,660,174.571
Roger B. Vincent	5	*	572,333,367.456	44,326,807.115	0.000	0.000	616,660,174.571

*  Proposal Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Contrafund® Portfolio	1	*	6,844,394.000	56,927.000	549,577.000	0.000	7,450,898.000
	8	*	6,722,694.334	211,024.333	517,179.333	0.000	7,450,898.000

*  Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Equity-Income Portfolio	1	*	573,204.000	61.000	65,857.000	0.000	639,122.000
	8	*	573,204.334	3,763.333	62,154.333	0.000	639,122.000

*  Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Mid Cap Portfolio	1	*	931,775.000	8,050.000	39,496.000	0.000	979,321.000
	8	*	882,569.334	73,862.333	22,889.333	0.000	979,321.000

*  Proposals deferred; adjourned to May 31, 2013

29

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING Partners, Inc. Registrant was held May 31, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Contrafund® Portfolio	1	*	13,870,194.000	195,431.000	1,430,226.000	0.000	15,495,851.000
	8	*	13,476,794.000	533,115.000	1,485,942.000	0.000	15,495,851.000

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Equity-Income Portfolio	1	*	853,245.000	61.000	160,404.000	0.000	1,013,710.000
	8	*	836,151.000	17,155.000	160,404.000	0.000	1,013,710.000

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Fidelity® VIP Mid Cap Portfolio	1	*	1,498,518.000	33,440.000	94,412.000	0.000	1,626,370.000
	8	*	1,435,075.334	111,503.333	79,791.333	0.000	1,626,370.000

*  Proposals Passed

30

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company's Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	171	None.
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	171	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	171	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:72	Director	May 2013 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	171	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	November 2007 - Present	Retired.	171	First Marblehead Corporation (September 2003 - Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2005 - Present	Retired.	171	None.
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 - Present	Retired.	171	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	171	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	171	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2006 - Present	Consultant (May 2001 - Present).	171	None.

31

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2005 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	171	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an "Interested Person":
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	171

ING Capital Corporation, LLC (December 2005 - Present) and ING Investments Distributor, LLC (December 2005 - Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director ("Independent Director") is subject to the Board's retirement policy, which states that each duly elected or appointed Independent Director who shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board's other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)  For the purpose of this table "ING Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)  "Interested person," as defined in the 1940 Act, by virtue of this Director's current affiliation with any of the Funds, ING or any of ING's affiliates.

32

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	January 2005 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

33

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	January 2005 - Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 - Present

Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	May 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

34

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name/ Current Portfolio Name	New Registrant Name/ New Portfolio Name, effective May 1, 2014
ING Partners, Inc.	Voya Partners, Inc.
ING Fidelity® VIP Contrafund® Portfolio	VY Fidelity® VIP Contrafund® Portfolio
ING Fidelity® VIP Equity-Income Portfolio	VY Fidelity® VIP Equity-Income Portfolio
ING Fidelity® VIP Mid Cap Portfolio	VY Fidelity® VIP Mid Cap Portfolio

35

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2013

Contents

Performance	3	How the fund has done over time.

Management’s Discussion of Fund Performance	4	The Portfolio Manager’s review of fund performance and strategy.

Shareholder Expense Example	5	An example of shareholder expenses.

Investment Changes	6	A summary of major shifts in the fund’s investments over the past six months.

Investments	7	A complete list of the fund’s investments with their market values.

Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes	19	Notes to the financial statements.

Report of Independent Registered Public Accounting Firm	26

Trustees and Officers	27

Distributions	34

Board Approval of Investment Advisory Contracts and Management Fees	35

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

2

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP ContrafundSM Portfolio – Initial Class	31.29%	18.84%	9.23%
VIP Contrafund Portfolio – Service Class	31.14%	18.73%	9.12%
VIP Contrafund Portfolio – Service Class 2	30.95%	18.55%	8.95%
VIP Contrafund Portfolio – Investor Class(A)	31.15%	18.74%	9.13%

(A) The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class’s transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Year

Let’s say hypothetically that $10,000 was invested in VIP ContrafundSM Portfolio – Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

3

Management’s Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a “perfect 10,” with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year’s waning months. More generally, concern over EM’s slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned –2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the –2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned –2.01%, while ultra-safe U.S. Treasuries saw a –2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a –1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning –6.58%.

Comments from Co-Portfolio Manager Robert Stansky, Head of FMR’s Stock Selector Large Cap Group, which manages VIP ContrafundSM Portfolio: For the year, the fund’s share classes trailed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) The fund fell short of its benchmark during this period of strong performance for equities due to disappointing picks in industrials and energy. Our stock choices were strongest within telecommunication services, health care and financials. Positioning in Apple was a major detractor, especially a sizable overweighting early in the period, when the stock lost ground. We significantly reduced our stake in the personal electronics giant — moving to an underweighting. Still, Apple remained among the fund’s largest holdings, and was a modest overweighting at period end. We also missed with our timing on tech titan Microsoft. We largely avoided the stock early on, thinking its valuation reflected the software maker’s near-term outlook amid a dearth of growth in personal computers. We established a position in April, however, partly in anticipation of a corporate realignment and a reshuffling of priorities to allow the company to refocus on cloud computing. The stock gained nicely through the end of the year, but it still detracted because our exposure was lower than that of the benchmark, on average. A non-index stake in British American Tobacco detracted, as the stock meaningfully underperformed, due in part to a global preference for U.S.-based stocks over European names. Conversely, we successfully avoided computer services provider and lagging index component IBM, which we believe faces increased pressure from competitors and slowing growth prospects. We fared better within telecommunication services, avoiding index goliath AT&T for much of the 12-month period. Selling it in January because its growth was slowing was a good call, as the stock lagged due to weakening fundamentals in wireless and rising interest rates, the latter of which hurt dividend-paying stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-l) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
	Annualized	Account Value	Account Value	July 1, 2013
	Expense Ratio(B)	July 1, 2013	December 31, 2013	to December 31, 2013
Initial Class	.63%
Actual		$1,000.00	$1,177.10	$3.46
Hypothetical(A)		$1,000.00	$1,022.03	$3.21
Service Class	.73%
Actual		$1,000.00	$1,176.60	$4.00
Hypothetical(A)		$1,000.00	$1,021.53	$3.72
Service Class 2.88%
Actual		$1,000.00	$1,175.70	$4.83
Hypothetical(A)		$1,000.00	$1,020.77	$4.48
Service Class 2R	.88%
Actual		$1,000.00	$1,175.40	$4.83
Hypothetical(A)		$1,000.00	$1,020.77	$4.48
Investor Class	.71%
Actual		$1,000.00	$1,176.70	$3.90
Hypothetical(A)		$1,000.00	$1,021.63	$3.62

(A) 5% return per year before expenses

(B) Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Apple, Inc.	3.2	1.8
JPMorgan Chase & Co.	2.1	2.0
Procter & Gamble Co.	2.0	2.1
Google, Inc. Class A	1.9	1.9
Capital One Financial Corp.	1.8	2.0
Yahoo!, Inc.	1.8	0.0
Microsoft Corp.	1.7	1.7
Bank of America Corp.	1.6	1.6
The Coca-Cola Co.	1.5	1.7
British American Tobacco PLC sponsored ADR	1.4	1.5
	19.0

Market Sectors as of December 31, 2013

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	18.1	17.4
Financials	16.5	16.9
Health Care	13.1	12.4
Consumer Discretionary	12.1	12.2
Industrials	10.6	10.2
Energy	9.8	9.9
Consumer Staples	9.8	10.1
Materials	3.7	3.3
Utilities	3.1	3.2
Telecommunication Services	1.7	2.1

Asset Allocation (% of fund’s net assets)

As of December 31, 2013*	As of June 30, 2013**

6

Investments December 31, 2013

Showing Percentage of Net Assets

	Shares	Value
Common Stocks – 98.3%
CONSUMER DISCRETIONARY – 12.1%
Diversified Consumer Services – 0.4%
H&R Block, Inc.	2,656,760	$77,152,310
Hotels, Restaurants & Leisure – 1.9%
ARAMARK Holdings Corp. (a)	212,500	5,571,750
Domino’s Pizza, Inc.	289,923	20,193,137
Extended Stay America, Inc. unit	1,268,238	33,303,930
Wynn Resorts Ltd.	586,693	113,941,648
Yum! Brands, Inc.	2,389,872	180,698,222
		353,708,687
Internet & Catalog Retail – 0.7%
Liberty Interactive Corp. Series A (a)	4,797,679	140,811,879
Media – 4.9%
Comcast Corp. Class A	762,506	39,623,624
DIRECTV (a)	2,215,295	153,054,732
Legend Pictures LLC (a)(f)(g)	2,062	3,717,786
Liberty Global PLC Class A (a)	542,363	48,264,883
The Madison Square Garden Co. Class A (a)	337,934	19,458,240
The Walt Disney Co.	2,503,667	191,280,159
Time Warner, Inc.	2,570,067	179,185,071
Twenty-First Century Fox, Inc. Class A	6,333,797	222,822,978
Viacom, Inc. Class B (non-vtg.)	728,752	63,649,200
Weinstein Co. Holdings LLC Class A-1 (a)(f)(g)	11,499	4,312,125
		925,368,798
Multiline Retail – 1.5%
Dollar General Corp. (a)	2,626,220	158,413,590
Target Corp.	1,837,656	116,268,495
		274,682,085
Specially Retail – 1.6%
Lowe’s Companies, Inc.	2,746,357	136,081,989
TJX Companies, Inc.	2,630,422	167,636,794
		303,718,783
Textiles, Apparel & Luxury Goods – 1.1%
Fossil Group, Inc. (a)	442,606	53,086,164
lululemon athletica, Inc. (a)	975,262	57,569,716
Oxford Industries, Inc.	347,271	28,014,352
PVH Corp.	442,629	60,206,397
		198,876,629

TOTAL CONSUMER DISCRETIONARY		2,274,319,171

CONSUMER STAPLES – 9.7%
Beverages – 2.5%
Anheuser-Busch InBev SA NV	252,471	26,846,825
Coca-Cola Bottling Co. Consolidated	112,072	8,202,550
Coca-Cola Icecek A/S	328,515	7,910,959
Constellation Brands, Inc. Class A (sub. vtg.) (a)	126,413	8,896,947
Diageo PLC sponsored ADR	320,642	42,459,414
Embotelladora Andina SA sponsored ADR	273,837	7,733,157
Pernod Ricard SA	342,679	39,038,580
Remy Cointreau SA	439,343	36,862,610
The Coca-Cola Co.	6,939,741	286,680,701
		464,631,743
Food & Staples Retailing – 2.0%
CVS Caremark Corp.	2,425,815	173,615,580
Drogasil SA	676,600	4,276,846
Kroger Co.	2,951,274	116,663,861
Sysco Corp.	825,077	29,785,280
Wal-Mart Stores, Inc.	731,756	57,581,880
		381,923,447
Food Products – 0.7%
Bunge Ltd.	451,712	37,090,072
ConAgra Foods, Inc.	512,600	17,274,620
Green Mountain Coffee Roasters, Inc.	249,119	18,828,414
Mead Johnson Nutrition Co. Class A	575,199	48,178,668
Nestle SA	281,488	20,630,273
		142,002,047
Household Products – 2.0%
Procter & Gamble Co.	4,591,884	373,825,276
Personal Products – 0.1%
Nu Skin Enterprises, Inc. Class A	89,408	12,357,974
Tobacco – 2.4%
Altria Group, Inc.	3,912,630	150,205,866
British American Tobacco PLC sponsored ADR	2,539,979	272,844,544
Philip Morris International, Inc.	268,176	23,366,175
Souza Cruz SA	910,800	9,391,553
		455,808,138

TOTAL CONSUMER STAPLES		1,830,548,625

ENERGY – 9.7%
Energy Equipment & Services – 1.5%
C&J Energy Services, Inc. (a)(d)	1,152,539	26,623,651
Cameron International Corp. (a)	1,289,589	76,769,233
Dril-Quip, Inc. (a)	148,484	16,322,846
FMC Technologies, Inc. (a)	915,829	47,815,432
Halliburton Co.	1,577,182	80,041,987
Ocean Rig UDW, Inc. (United States) (a)	663,700	12,776,225
Oceaneering International, Inc.	234,018	18,459,340
Pacific Drilling SA (a)	567,835	6,507,389
Vantage Drilling Co. (a)	6,359,500	11,701,480
		297,017,583
Oil, Gas & Consumable Fuels – 8.2%
Anadarko Petroleum Corp.	1,781,821	141,334,042
Cabot Oil & Gas Corp.	1,917,300	74,314,548
Carrizo Oil & Gas, Inc. (a)	111,000	4,969,470

See accompanying notes which are an integral part of the financial statements.

7

	Shares	Value
Common Stocks – continued
ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Chevron Corp.	1,348,500	$168,441,135
Cobalt International Energy, Inc. (a)	792,062	13,029,420
Concho Resources, Inc. (a)	397,008	42,876,864
ConocoPhillips Co.	2,858,975	201,986,584
Continental Resources, Inc. (a)	398,793	44,872,188
EOG Resources, Inc.	468,287	78,597,290
Exxon Mobil Corp.	2,693,334	272,565,401
Forest Oil Corp. (a)	1,403,600	5,066,996
Kinder Morgan Holding Co. LLC	1,185,500	42,678,000
Marathon Oil Corp.	2,892,518	102,105,885
Noble Energy, Inc.	860,300	58,595,033
Peabody Energy Corp.	1,705,380	33,306,071
Phillips 66 Co.	1,664,639	128,393,606
Spectra Energy Corp.	1,424,200	50,730,004
Suncor Energy, Inc.	1,538,460	53,934,809
Valero Energy Partners LP	739,400	25,472,330
		1,543,269,676

TOTAL ENERGY		1,840,287,259

FINANCIALS – 16.5%
Capital Markets – 3.0%
Ameriprise Financial, Inc.	806,107	92,742,610
BlackRock, lnc. Class A	310,257	98,187,033
Credit Suisse Group AG	667,378	20,597,540
Deutsche Bank AG	418,072	20,084,776
E*TRADE Financial Corp. (a)	2,403,227	47,199,378
Evercore Partners, Inc. Class A	325,400	19,452,412
Invesco Ltd.	2,241,982	81,608,145
Morgan Stanley	2,202,987	69,085,672
Northern Trust Corp.	456,114	28,228,895
Oaktree Capital Group LLC Class A	556,474	32,742,930
The Blackstone Group LP	1,394,238	43,918,497
UBS AG	355,820	6,813,011
		560,660,899
Commercial Banks – 2.4%
Barclays PLC	12,566,977	56,826,397
BNP Paribas SA	318,300	24,806,203
Erste Group Bank AG	551,127	19,204,836
Huntington Bancshares, Inc.	4,272,374	41,228,409
KBC Groupe SA	161,288	9,152,711
Mitsubishi UFJ Financial Group, Inc.	4,030,400	26,759,423
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	740,444	9,314,786
Societe Generale Series A	833,143	48,390,657
Synovus Financial Corp.	6,291,161	22,648,180
U.S. Bancorp	4,815,592	194,549,917
		452,881,519
Consumer Finance – 2.4%
Capital One Financial Corp.	4,576,748	350,624,664
Discover Financial Services	378,103	21,154,863
SLM Corp.	3,349,176	88,016,345
		459,795,872
Diversified Financial Services – 5.3%
Bank of America Corp.	19,426,114	302,464,595
Citigroup, Inc.	4,949,350	257,910,629
IntercontinentalExchange Group, Inc.	164,092	36,907,573
JPMorgan Chase & Co.	6,678,339	390,549,265
KBC Ancora (a)	411,678	14,877,894
		1,002,709,956
Insurance – 1.8%
ACE Ltd.	166,551	17,243,025
Direct Line Insurance Group PLC	9,143,100	37,790,729
esure Group PLC	3,261,214	13,490,217
Fairfax Financial Holdings Ltd. (sub. vtg.)	54,800	21,879,245
Marsh & McLennan Companies, Inc.	1,125,570	54,432,565
MetLife, Inc.	2,557,130	137,880,450
The Travelers Companies, Inc.	514,241	46,559,380
Validus Holdings Ltd.	318,470	12,831,156
		342,106,767
Real Estate Investment Trusts – 0.8%
American Tower Corp.	1,045,333	83,438,480
Equity Lifestyle Properties, Inc.	821,224	29,752,946
Sun Communities, Inc.	701,869	29,927,694
		143,119,120
Real Estate Management & Development – 0.7%
Altisource Residential Corp. Class B	1,698,082	51,129,249
CBRE Group, Inc. (a)	3,397,725	89,360,168
		140,489,417
Thrifts & Mortgage Finance – 0.1%
Ocwen Financial Corp. (a)	238,547	13,227,431

TOTAL FINANCIALS		3,114,990,981

HEALTH CARE – 13.1%
Biotechnology – 3.4%
Actelion Ltd.	323,441	27,320,531
Alexion Pharmaceuticals, Inc. (a)	645,732	85,921,100
Amgen, Inc.	1,381,020	157,657,243
Biogen Idec, Inc. (a)	491,031	137,365,922
CSL Ltd.	296,058	18,229,589
Gilead Sciences, Inc. (a)	2,832,053	212,828,783
		639,323,168
Health Care Equipment & Supplies – 1.8%
Boston Scientific Corp. (a)	7,767,908	93,370,254
Covidien PLC	1,531,290	104,280,849
Edwards Lifesciences Corp. (a)	150,808	9,917,134

See accompanying notes which are an integral part of the financial statements.

8

	Shares	Value
Common stocks – continued
HEALTH CARE – continued
Health Care Equipment & Supplies – continued
Quidel Corp. (a)(d)	698,658	$21,581,546
Stryker Corp.	702,754	52,804,936
The Cooper Companies, Inc.	475,420	58,876,013
		340,830,732
Health Care Providers & Services – 1.7%
Brookdale Senior Living, Inc. (a)	1,013,632	27,550,518
Cigna Corp.	1,352,326	118,301,478
HCA Holdings, Inc.	171,124	8,164,326
Henry Schein, Inc. (a)	564,802	64,534,277
McKesson Corp.	625,600	100,971,840
		319,522,439
Life Sciences Tools & Services – 1.0%
Fluidigm Corp. (a)(g)	312,345	11,969,060
Illumina, Inc. (a)	715,457	79,143,853
Thermo Fisher Scientific, Inc.	991,678	110,423,345
		201,536,258
Pharmaceuticals – 5.2%
AbbVie, Inc.	2,790,821	147,383,257
Actavis PLC (a)	641,490	107,770,320
Bristol-Myers Squibb Co.	1,684,304	89,520,758
Merck & Co., Inc.	491,438	24,596,472
Perrigo Co. PLC	560,290	85,982,103
Pfizer, Inc.	8,742,698	267,788,840
Roche Holding AG (participation certificate)	90,137	25,180,360
Salix Pharmaceuticals Ltd. (a)	497,731	44,765,926
Shire PLC	1,301,374	61,330,122
Valeant Pharmaceuticals International, Inc. (Canada) (a)	460,981	54,080,915
Zoetis, Inc. Class A	2,139,353	69,935,450
		978,334,523

TOTAL HEALTH CARE		2,479,547,120

INDUSTRIALS – 10.6%
Aerospace & Defense – 2.2%
Honeywell International, Inc.	1,588,972	145,184,372
TransDigm Group, Inc.	625,063	100,647,644
United Technologies Corp.	1,489,534	169,508,969
		415,340,985
Air Freight & Logistics – 0.6%
FedEx Corp.	809,892	116,438,173
Building Products – 0.1%
Allegion PLC (a)	495,816	21,910,109
Commercial Services & Supplies – 0.3%
KAR Auction Services, Inc.	1,570,652	46,412,767
Electrical Equipment – 3.1%
AMETEK, Inc.	3,282,562	172,892,541
Eaton Corp. PLC	1,692,385	128,824,346
Hubbell, Inc. Class B	1,022,354	111,334,351
Roper Industries, Inc.	1,270,229	176,155,358
		589,206,596
Industrial Conglomerates – 1.3%
Danaher Corp.	3,272,694	252,651,977
Machinery – 1.1%
Cummins, Inc.	780,513	110,028,918
Ingersoll-Rand PLC	1,487,449	91,626,858
		201,655,776
Professional Services – 0.6%
Verisk Analytics, Inc. (a)	1,697,800	111,579,416
Road & Rail – 0.7%
J.B. Hunt Transport Services, Inc.	1,671,186	129,182,678
Trading Companies & Distributors – 0.6%
W.W. Grainger, Inc.	437,427	111,727,604

TOTAL INDUSTRIALS		1,996,106,081

INFORMATION TECHNOLOGY – 18.1%
Communications Equipment – 1.8%
Cisco Systems, Inc.	5,451,739	122,391,541
Juniper Networks, Inc. (a)	3,276,585	73,952,523
Polycom, Inc. (a)	1,074,638	12,068,185
QUALCOMM, Inc.	1,752,035	130,088,599
		338,500,848
Computers & Peripherals – 4.0%
Apple, Inc.	1,072,677	601,889,783
Electronics for Imaging, Inc. (a)	565,601	21,905,727
EMC Corp.	1,004,010	25,250,852
NCR Corp. (a)	3,182,960	108,411,618
		757,457,980
Electronic Equipment & Components – 0.6%
Flextronics International Ltd. (a)	1,840,502	14,300,701
TE Connectivity Ltd.	1,895,849	104,480,238
		118,780,939
Internet Software & Services – 5.3%
Demand Media, Inc. (a)	1,192,209	6,879,046
Demandware, Inc. (a)	239,622	15,364,563
eBay, Inc. (a)	2,570,059	141,070,539
Endurance International Group Holdings, Inc.	1,873,164	26,561,466
Facebook, Inc. Class A (a)	480,583	26,268,667
Google, Inc. Class A (a)	319,101	357,619,682
Halogen Software, Inc.	587,400	7,271,650
IAC/lnterActiveCorp	95,224	6,540,937
Millennial Media, Inc.	609,164	3,985,760
Millennial Media, Inc.	1,218,329	7,971,527
Millennial Media, Inc.	222,043	2
Naver Corp.	37,181	25,498,149
Tencent Holdings Ltd.	538,700	34,360,422

See accompanying notes which are an integral part of the financial statements.

9

	Shares	Value
Common Stocks – continued
INFORMATION TECHNOLOGY – continued
Internet Software & Services – continued
Wix.com Ltd. (a)	449,803	$12,077,211
Yahoo!, Inc. (a)	8,223,067	332,540,829
		1,004,010,450
IT Services – 1.0%
Cognizant Technology Solutions Corp. Class A (a)	566,154	57,170,231
Fidelity National Information Services, Inc.	1,654,419	88,809,212
FleetCor Technologies, Inc. (a)	103,100	12,080,227
Lionbridge Technologies, Inc. (a)	722,737	4,307,513
Luxoft Holding, Inc.	98,853	3,754,437
Visa, Inc. Class A	48,634	10,829,819
		176,951,439
Semiconductors & Semiconductor Equipment – 0.9%
Micron Technology, Inc. (a)	1,029,480	22,401,485
NXP Semiconductors NV (a)	3,125,855	143,570,520
		165,972,005
Software – 4.5%
Adobe Systems, Inc. (a)	1,055,103	63,179,568
Aspen Technology, Inc. (a)	383,417	16,026,831
Citrix Systems, Inc. (a)	663,806	41,985,730
Concur Technologies, Inc. (a)	59,400	6,128,892
Covisint Corp.	393,800	4,942,190
Electronic Arts, Inc. (a)	3,897,169	89,401,057
Guidewire Software, Inc. (a)	696,047	34,155,026
Jive Software, Inc. (a)	661,192	7,438,410
Microsoft Corp.	8,641,750	323,460,703
Oracle Corp.	4,096,559	156,734,347
QLIK Technologies, Inc. (a)	187,559	4,994,696
salesforce.com, Inc. (a)	1,211,928	66,886,306
Ubisoft Entertainment SA (a)	1,218,588	17,233,510
Xero Ltd. (a)	45,898	1,219,212
Xero Ltd. (g)	496,188	11,862,450
		845,648,928

TOTAL INFORMATION TECHNOLOGY		3,407,322,589

MATERIALS – 3.7%
Chemicals – 3.0%
Airgas, Inc.	1,148,520	128,461,962
Cabot Corp.	396,087	20,358,872
Eastman Chemical Co.	744,641	60,092,529
FMC Corp.	801,032	60,445,875
LyondellBasell Industries NV Class A	915,624	73,506,295
Monsanto Co	881,827	102,776,937
Potash Corp. of Saskatchewan, Inc.	1,119,426	36,904,964
Sigma Aldrich Corp.	509,538	47,901,667
W.R. Grace & Co. (a)	271,347	26,828,078
		557,277,179
Construction Materials – 0.3%
Vulcan Materials Co.	869,903	51,689,636
Containers & Packaging – 0.3%
Graphic Packaging Holding Co. (a)	2,518,833	24,180,797
Rock-Tenn Co. Class A	368,014	38,645,150
		62,825,947
Metals & Mining – 0.1%
Carpenter Technology Corp.	310,787	19,330,951

TOTAL MATERIALS		691,123,713

TELECOMMUNICATION SERVICES – 1.7%
Diversified Telecommunication Services – 0.8%
inContact, Inc. (a)	1,403,117	10,958,344
TW Telecom, Inc. (a)	10,500	319,935
Verizon Communications, Inc.	2,962,371	145,570,911
		156,849,190
Wireless Telecommunication Services – 0.9%
SBA Communications Corp. Class A (a)	1,074,302	96,515,292
T-Mobile U.S., Inc. (a)	1,020,650	34,334,666
Vodafone Group PLC sponsored ADR	741,300	29,140,503
		159,990,461

TOTAL TELECOMMUNICATION SERVICES		316,839,651

UTILITIES – 3.1%
Electric Utilities – 21.2%
American Electric Power Co., Inc.	1,066,629	49,854,239
Duke Energy Corp.	985,603	68,016,463
Edison International	538,226	24,919,864
NextEra Energy, Inc.	778,600	66,663,732
PPL Corp.	495,600	14,912,604
		224,366,902
Gas Utilities – 0.4%
National Fuel Gas Co.	558,475	39,875,115
ONEOK, Inc.	650,241	40,431,985
		80,307,100
Independent Power Producers & Energy Traders – 0.4%
NRG Energy, Inc.	1,738,352	49,925,469
The AES Corp.	1,534,604	22,267,104
		72,192,573
Multi-Utilities – 1.1%
Ameren Corp.	233,177	8,431,680
CenterPoint Energy, Inc.	2,199,674	50,988,443
Dominion Resources, Inc.	427,331	27,644,042
NiSource, Inc.	799,577	26,290,092

See accompanying notes which are an integral part of the financial statements.

10

	Shares	Value
Common stocks – continued
UTILITIES – continued
Multi-Utilities – continued
PG&E Corp.	713,434	$28,737,122
Sempra Energy	779,950	70,008,312
		212,099,691

TOTAL UTILITIES		588,966,266

TOTAL COMMON STOCKS (Cost $13,674,501,699)		18,540,051,456

Preferred Stocks — 0.1%

Convertible Preferred Stocks – 0.0%

INFORMATION TECHNOLOGY – 0.0%
Software – 0.0%
MongoDB, Inc. Series F, 8.00% (g)	299,866	4,512,983
Nonconvertible Preferred Stocks – 0.1%

CONSUMER STAPLES – 0.1%
Beverages – 0.1%
Ambev SA sponsored ADR	1,230,950	9,047,483

TOTAL PREFERRED STOCKS (Cost $9,394,026)		13,560,466

Conrvertible Bonds — 0.0%

	Principal
	Amount

ENERGY – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Cobalt International Energy, Inc. 2.625% 12/1/19 (Cost $2,044,550)	$2,060,000	1,823,100

U.S. Treasury Obligations — 0.1%

U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 1/2/14 to 2/27/14 (e) (Cost $7,339,951)	7,340,000	7,339,949

Money Market Funds — 1.7%

Fidelity Cash Central Fund, 0.11% (b)	306,922,194	306,922,194
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	20,086,025	20,086,025

TOTAL MONEY MARKET FUNDS (Cost $327,008,219)		327,008,219

TOTAL INVESTMENT PORTFOLIO – 100.2% (Cost $14,020,288,445)		18,889,783,190

NET OTHER ASSETS (LIABILITIES – (0.2)%		(32,299,804)

NET ASSETS – 100%		$18,857,483,386

Futures Contracts

		Underlying	Unrealized
	Expiration	Face Amount at	Appreciation/
	Date	Value	(Depreciation)

Purchased

Equity Index Contracts
1,382 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$127,220,010	$4,732,983

The face value of futures purchased as a percentage of net assets is 0.7%

Legend

(a)         Non-income producing

(b)         Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(c)          Investment made with cash collateral received from securities on loan.

(d)         Security or a portion of the security is on loan at period end.

(e)          Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,339,949.

(f)           Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

See accompanying notes which are on integral part of the financial statements.

11

(g)          Restricted securities — Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $36,374,404 or 0.2% of net assets.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07 – 1/6/11	$5,645,236
Legend Pictures LLC	9/23/10	$1,546,500
MongoDB, Inc. Series F, 8.00%	10/2/13	$5,014,998
Weinstein Co. Holdings LLC
Class A-1	10/19/05	$11,499,000
Xero Ltd.	10/14/13	$7,545,069

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$362,779
Fidelity Securities Lending Cash Central Fund	2,072,658
$2,435,437

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value,				Value,
	beginning of		Sales	Dividend	end of
Affiliate	period	Purchases	Proceeds	Income	period
Luxoft Holding, Inc.	$—	$5,783,686	$7,509,251	$—	$—

Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,274,319,171	$2,266,289,260	$—	$8,029,911
Consumer Staples	1,839,596,108	1,778,450,611	61,145,497	—
Energy	1,840,287,259	1,840,287,259	—	—
Financials	3,114,990,981	2,983,909,834	131,081,147	—
Health Care	2,479,547,120	2,418,216,998	61,330,122	—
Industrials	1,996,106,081	1,996,106,081	—	—
Information Technology	3,411,835,572	3,383,502,850	23,819,737	4,512,985
Materials	691,123,713	691,123,713	—	—
Telecommunication Services	316,839,651	316,839,651	—	—
Utilities	588,966,266	588,966,266	—	—
Corporate Bonds	1,823,100	—	1,823,100	—
U.S. Government and Government Agency Obligations	7,339,949	—	7,339,949	—
Money Market Funds	327,008,219	327,008,219	—	—
Total Investments in Securities:	$18,889,783,190	$18,590,700,742	$286,539,552	$12,542,896
Derivative Instruments:
Assets
Futures Contracts	$4,732,983	$4,732,983	$—	$—

See accompanying notes which are an integral part of the financial statements.

12

Value of Derivative Instruments

The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure /	Value
Derivative Type	Asset	Liability
Equity Risk
Futures Contracts (a)	$4,732,983	$—
Total Value of Derivatives	$4,732,983	$—

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):

United States of America	87.1%
Ireland	3.0%
United Kingdom	2.7%
Netherlands	1.2%
Switzerland	1.1%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

13

Financial Statements

Statement of Assets and Liabilities

		December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $20,025,693) — See accompanying schedule:
Unaffiliated issuers (cost $13,693,280,226)	$18,562,774,971
Fidelity Central Funds (cost $327,008,219)	327,008,219
Total Investments (cost $14,020,288,445)		$18,889,783,190
Receivable for investments sold		53,228,035
Receivable for fund shares sold		7,233,669
Dividends receivable		13,094,272
Interest receivable		4,506
Distributions receivable from Fidelity Central Funds		32,527
Receivable for daily variation margin for derivative instruments		526,882
Prepaid expenses		42,495
Other receivables		860,403
Total assets		18,964,805,979

Liabilities
Payable to custodian bank	$25
Payable for investments purchased	54,765,027
Payable for fund shares redeemed	20,190,433
Accrued management fee	8,463,047
Distribution and service plan fees payable	1,866,722
Other affiliated payables	1,219,447
Other payables and accrued expenses	731,867
Collateral on securities loaned, at value	20,086,025
Total liabilities		107,322,593

Net Assets		$18,857,483,386
Net Assets consist of:
Paid in capital		$14,225,216,432
Distributions in excess of net investment income		(633,692)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(241,327,714)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,874,228,360
Net Assets		$18,857,483,386
Initial Class:
Net Asset Value, offering price and redemption price per share ($7,654,304,862 ÷ 222,829,428 shares)		$34.35

Service Class:
Net Asset Value, offering price and redemption price per share ($1,688,447,952 ÷ 49,318,066 shares)		$34.24

Service Class 2:
Net Asset Value, offering price and redemption price per share ($8,472,779,972 ÷ 250,923,037 shares)		$33.77

Service Class 2R:
Net Asset Value, offering price and redemption price per share ($10,592,318 ÷ 314,267 shares)		$33.70

Investor Class:
Net Asset Value, offering price and redemption price per share ($1,031,358,282 ÷ 30,137,535 shares)		$34.22

See accompanying notes which are an integral part of the financial statements.

14

Statement of Operations

	Year ended December 31, 2013
Investment Income
Dividends		$290,473,618
Interest		246,598
Income from Fidelity Central Funds		2,435,437
Total income		293,155,653

Expenses
Management fee	$96,745,954
Transfer agent fees	12,737,361
Distribution and service plan fees	21,764,079
Accounting and security lending fees	1,614,111
Custodian fees and expenses	321,259
Independent trustees’ compensation	92,912
Appreciation in deferred trustee compensation account	73
Audit	107,613
Legal	67,476
Miscellaneous	157,287
Total expenses before reductions	133,608,125
Expense reductions	(1,895,123)	131,713,002

Net investment income (loss)		161,442,651
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,490,518,401
Other affiliated issuers	3,500,274
Foreign currency transactions	(97,669)
Futures contracts	28,199,755
Total net realized gain (loss)		2,522,120,761
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,043,316,136
Assets and liabilities in foreign currencies	(24,449)
Futures contracts	4,576,747
Total change in net unrealized appreciation (depreciation)		2,047,868,434
Net gain (loss)		4,569,989,195
Net increase (decrease) in net assets resulting from operations		$4,731,431,846

Statement of Changes in Net Assets

	Year ended	Year ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$161,442,651	$184,313,100
Net realized gain (loss)	2,522,120,761	635,918,428
Change in net unrealized appreciation (depreciation)	2,047,868,434	1,584,493,232
Net increase (decrease) in net assets resulting from operations	4,731,431,846	2,404,724,760
Distributions to shareholders from net investment income	(163,378,711)	(189,531,129)
Distributions to shareholders from net realized gain	(4,947,835)	(8,351,979)
Total distributions	(168,326,546)	(197,883,108)
Share transactions — net increase (decrease)	(1,968,972,139)	(899,286,819)
Redemption fees	359	69
Total increase (decrease) in net assets	2,594,133,520	1,307,554,902

Net Assets
Beginning of period	16,263,349,866	14,955,794,964
End of period (including distributions in excess of net investment income of $633,692 and distributions in excess of net investment income of $587,200, respectively)	$18,857,483,386	$16,263,349,866

See accompanying notes which are an integral part of the financial statements.

15

Financial Highlights — Initial Class

Years ended December 31,	2013	2012		2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$26.44	$23.02		$23.88	$20.62	$15.39
Income from Investment Operations
Net investment income (loss) (C)	.32	.32		.25	.23	.23
Net realized and unrealized gain (loss)	7.94	3.46		(.86)	3.31	5.26
Total from investment operations	8.26	3.78		(.61)	3.54	5.49
Distributions from net investment income	(.34)	(.34	)(F)	(.25)	(.27)	(.25)
Distributions from net realized gain	(.01)	(.01	)(F)	—	(.01)	(.01)
Total distributions	(.35)	(.36	)(J)	(.25)	(.28)	(.26	)(I)
Redemption fees added to paid in capital (C),(H)	—	—		—	—	—
Net asset value, end of period	$34.35	$26.44		$23.02	$23.88	$20.62
Total Return (A),(B)	31.29%	16.42%		(2.53)%	17.22%	35.71%
Ratios to Average Net Assets (D),(G)
Expenses before reductions	.64%	.64%		.65%	.65%	.67%
Expenses net of fee waivers, if any	.63%	.64%		.64%	.65%	.67%
Expenses net of all reductions	.62%	.63%		.63%	.63%	.65%
Net investment income (loss)	1.05%	1.27%		1.03%	1.06%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$7,654,305	$6,440,357		$6,113,440	$7,160,125	$7,405,228
Portfolio turnover rate (E)	86%	87%		135%	117%	145%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)                               Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)                              Amount represents less than $.01 per share.

(I)                                   Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

(J)                                   Total distributions of $.36 per share is comprised of distributions from net investment income of $.342 and distributions from net realized gain of $.013 per share.

Financial Highlights — Service Class

Years ended December 31,	2013	2012		2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$26.36	$22.95		$23.81	$20.55	$15.33
Income from Investment Operations
Net investment income (loss) (C)	.29	.30		.22	.20	.21
Net realized and unrealized gain (loss)	7.91	3.44		(.85)	3.31	5.25
Total from investment operations	8.20	3.74		(.63)	3.51	5.46
Distributions from net investment income	(.31)	(.32	)(F)	(.23)	(.24)	(.23)
Distributions from net realized gain	(.01)	(.01	)(F)	—	(.01)	(.01)
Total distributions	(.32)	(.33)		(.23)	(.25)	(.24	)(I)
Redemption fees added to paid in capital (C),(H)	—	—		—	—	—
Net asset value, end of period	$34.24	$26.36		$22.95	$23.81	$20.55
Total Return (A),(B)	31.14%	16.31%		(2.64)%	17.11%	35.66%
Ratios to Average Net Assets (D),(G)
Expenses before reductions	.74%	.74%		.75%	.75%	.77%
Expenses net of fee waivers, if any	.73%	.74%		.74%	.75%	.77%
Expenses net of all reductions	.72%	.73%		.73%	.73%	.75%
Net investment income (loss)	.95%	1.16%		.93%	.96%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$1,688,448	$1,374,781		$1,277,101	$1,379,305	$1,784,820
Portfolio turnover rate (E)	86%	87%		135%	117%	145%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)                               Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment advise but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)                              Amount represents less than $.01 per share.

(I)                                   Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

16

Financial Highlights — Service Class 2

Years ended December 31,	2013	2012		2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$26.00	$22.64		$23.49	$20.29	$15.14
Income from Investment Operations
Net investment income (loss) (C)	.24	.26		.18	.17	.18
Net realized and unrealized gain (loss)	7.80	3.39		(.84)	3.26	5.18
Total from investment operations	8.04	3.65		(.66)	3.43	5.36
Distributions from net investment income	(.26)	(.28	)(F)	(.19)	(.22)	(.21)
Distributions from net realized gain	(.01)	(.01	)(F)	—	(.01)	(.01)
Total distributions	(.27)	(.29)		(.19)	(.23)	(.21	)(I)
Redemption fees added to paid in capital (C),(H)	—	—		—	—	—
Net asset value, end of period	$33.77	$26.00		$22.64	$23.49	$20.29
Total Return (A),(B)	30.95%	16.14%		(2.78)%	16.93%	35.47%
Ratios to Average Net Assets (D),(G)
Expenses before reductions	.89%	.89%		.90%	.90%	.92%
Expenses net of fee waivers, if any	.88%	.89%		.89%	.90%	.92%
Expenses net of all reductions	.87%	.88%		.88%	.88%	.90%
Net investment income (loss)	.80%	1.02%		.78%	.81%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$8,472,780	$7,740,640		$6,980,191	$7,627,793	$7,577,737
Portfolio turnover rate (E)	86%	87%		135%	117%	145%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)                               Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)                              Amount represents less than $.01 per share.

(I)                                   Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

Financial Highlights — Service Class 2R

Years ended December 31,	2013	2012		2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$25.96	$22.60		$23.44	$20.24	$15.10
Income from Investment Operations
Net investment income (loss) (C)	.24	.26		.18	.17	.18
Net realized and unrealized gain (loss)	7.77	3.39		(.84)	3.25	5.17
Total from investment operations	8.01	3.65		(.66)	3.42	5.35
Distributions from net investment income	(.26)	(.27	)(F)	(.18)	(.21)	(.20)
Distributions from net realized gain	(.01)	(.01	)(F)	—	(.01)	(.01)
Total distributions	(.27)	(.29	)(J)	(.18)	(.22)	(.21	)(I)
Redemption fees added to paid in capital (C),(H)	—	—		—	—	—
Net asset value, end of period	$33.70	$25.96		$22.60	$23.44	$20.24
Total Return (A),(B)	30.90%	16.15%		(2.79)%	16.94%	35.46%
Ratios to Average Net Assets (D),(G)
Expenses before reductions	.89%	.89%		.90%	.90%	.92%
Expenses net of fee waivers, if any	.88%	.89%		.89%	.90%	.92%
Expenses net of all reductions	.87%	.88%		.88%	.88%	.90%
Net investment income (loss)	.80%	1.02%		.78%	.81%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$10,592	$8,727		$8,042	$10,942	$13,285
Portfolio turnover rate (E)	86%	87%		135%	117%	145%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)                               Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)                              Amount represents less than $.01 per share.

(I)                                   Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.

(J)                                   Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

17

Financial Highlight — Investor Class

Years ended December 31,	2013	2012		2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$26.35	$22.94		$23.80	$20.56	$15.34
Income from Investment Operations
Net investment income (loss) (C)	.29	.30		.23	.21	.21
Net realized and unrealized gain (loss)	7.91	3.45		(.86)	3.30	5.25
Total from investment operations	8.20	3.75		(.63)	3.51	5.46
Distributions from net investment income	(.32)	(.32	)(F)	(.23)	(.26)	(.24)
Distributions from net realized gain	(.01)	(.01	)(F)	—	(.01)	(.01)
Total distributions	(.33)	(.34	)(J)	(.23)	(.27)	(.24	)(I)
Redemption fees added to paid in capital (C),(H)	—	—		—	—	—
Net asset value, end of period	$34.22	$26.35		$22.94	$23.80	$20.56
Total Return (A),(B)	31.15%	16.34%		(2.62)%	17.10%	35.66%
Ratios to Average Net Assets (D),(G)
Expenses before reductions	.72%	.73%		.73%	.74%	.77%
Expenses net of fee waivers, if any	.71%	.73%		.73%	.73%	.77%
Expenses net of all reductions	.71%	.71%		.71%	.72%	.75%
Net investment income (loss)	.97%	1.18%		.94%	.98%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$1,031,358	$698,845		$577,021	$570,841	$457,476
Portfolio turnover rate (E)	86%	87%		135%	117%	145%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)                               Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)                              Amount represents less than $.01 per share.

(I)                                   Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

(J)                                   Total distributions of $.34 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

18

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they maybe utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or maybe valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities maybe used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

19

Notes to Financial Statements – continued

3. Significant Accounting Policies – continued

Investment Valuation – continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

20

3. Significant Accounting Policies – continued

Income Tax Information and Distributions to Shareholders – continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,896,599,300
Gross unrealized depreciation	(81,350,387)
Net unrealized appreciation (depreciation) on securities and other investments	$4,815,248,913

Tax Cost	$14,074,534,277

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(182,348,903)
Net unrealized appreciation (depreciation)	$4,815,249,544

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

2017	$(182,348,903)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$168,326,546	$197,883,108

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

21

Notes to Financial Statements – continued

4. Derivative Instruments – continued

Risk Exposures and the Use of Derivative Instruments – continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund’s use of derivatives increased or decreased its exposure to the following risk:

Equity Risk                              Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts.” The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $28,199,755 and a change in net unrealized appreciation (depreciation) of $4,576.747 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $14,809,206,062 and $16,869,340,986, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund’s average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-l of the 1940 Act, the Fund has adopted separate 12b-l Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s and Service Class 2R’s average net assets.

22

6. Fees and Other Transactions with Affiliates – continued

Distribution and Service Plan Fees – continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$1,537,731
Service Class 2	20,201,973
Service Class 2 R	24,375
$21,764,079

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$4,818,479
Service Class	1,059,125
Service Class 2	5,556,611
Service Class 2R	6,681
Investor Class	1,296,465
$12,737,361

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $456,680 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $37,049 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,072,658, including $18,334 from securities loaned to FCM.

23

Notes to Financial Statements – continued

9. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$274,674
Service Class	60,362
Service Class 2	316,959
Service Class 2R	383
Investor Class	33,622
$686,000

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,209,092 for the period. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $31.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$74,639,848	$82,580,923
Service Class	15,078,586	16,341,913
Service Class 2	64,224,245	82,113,206
Service Class 2R	82,385	91,369
Investor Class	9,353,647	8,403,718
Total	$163,378,711	$189,531,129
From net realized gain
Initial Class	$1,987,452	$3,278,212
Service Class	442,043	704,666
Service Class 2	2,249,098	4,008,661
Service Class 2R	2,841	4,524
Investor Class	266,401	355,916
Total	$4,947,835	$8,351,979

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	8,443,448	8,108,840	$260,463,356	$207,519,230
Reinvestment of distributions	2,327,682	3,281,594	76,627,300	85,859,135
Shares redeemed	(31,488,580)	(33,386,959)	(952,835,862)	(856,012,042)
Net increase (decrease)	(20,717,450)	(21,996,525)	$(615,745,206)	$(562,633,677)
Service Class
Shares sold	3,357,075	4,101,561	$99,734,652	$104,241,858
Reinvestment of distributions	473,046	653,535	15,520,629	17,046,579
Shares redeemed	(6,669,302)	(8,246,935)	(202,333,378)	(210,877,762)
Net increase (decrease)	(2,839,181)	(3,491,839)	$(87,078,097)	$(89,589,325)
Service Class 2
Shares sold	20,920,336	32,699,560	$626,652,763	$807,565,716
Reinvestment of distributions	2,054,182	3,346,604	66,473,343	86,121,867
Shares redeemed	(69,773,617)	(46,616,409)	(2,068,437,076)	(1,175,112,838)
Net increase (decrease)	(46,799,099)	(10,570,245)	$(1,375,310,970)	$(281,425,255)
Service Class 2R
Shares sold	46,981	68,230	$1,393,336	$1,645,251
Reinvestment of distributions	2,639	3,733	85,226	95,893
Shares redeemed	(71,564)	(91,575)	(2,147,878)	(2,281,001)
Net increase (decrease)	(21,944)	(19,612)	$(669,316)	$(539,857)

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11. Share Transactions – continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Investor Class
Shares sold	4,323,390	2,695,333	$130,507,518	$68,539,753
Reinvestment of distributions	293,384	335,952	9,620,048	8,759,634
Shares redeemed	(1,000,682)	(1,659,317)	(30,296,116)	(42,398,092)
Net increase (decrease)	3,616,092	1,371,968	$109,831,450	$34,901,295

12. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 22% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2014

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Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O’Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O’Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund’s Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s equity and high income funds and another Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the fund’s activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of

27

additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds’ valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Fund’s Trustees.”

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O’Hanley (1957)

Year of Election or Appointment: 2011

Trustee

Mr. O’Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity’s Executive Committee (2010-present). Previously, Mr. O’Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O’Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm’s Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O’Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O’Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor’s U.S. Institute.

*                 Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+                  The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes, 20l0-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

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Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+                  The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

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Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

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Name, Year of Birth; Principal Occupation

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR’s Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR’s Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

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Name, Year of Birth; Principal Occupation

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR’s Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

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Distributions (Unaudited)

Initial Class, Service Class, Service Class 2 and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

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Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund’s investment personnel, and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers’ investment staff, including its size, education, experience, and resources, as well as the Investment Advisers’ approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and

35

market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity’s global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity’s index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including “open architecture” target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in March 2011, April 2013, and June 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index (“benchmark index”) and a peer group of mutual funds with similar objectives (“peer group”). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers’ explanations for any overperformance or, in the case of the fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

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VIP Contrafund Portfolio

The Board has discussed the fund’s performance with FMR, including the fund’s underperformance based on more recent periods ended after 2012 (which periods are not shown in the chart above) but prior to the date of the Board’s approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund’s more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

37

VIP Contrafund Portfolio

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-l fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

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The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total fund assets under FMR’s management increase, and for higher group fee rates as total fund assets under FMR’s management decrease. FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund’s management contract to modify the description of the “group fee rate” effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract’s tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR’s management increase, and higher as total fund assets under FMR’s management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity’s long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity’s group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity’s cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

39

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

VIPCON-ANN-0214

1.540131.116

Fidelity® Variable Insurance Products:

Equity-lncome Portfolio

Annual Report December 31, 2013

Contents

Performance	3	How the fund has done over time.

Management’s Discussion of Fund Performance	4	The Portfolio Manager’s review of fund performance and strategy.

Shareholder Expense Example	5	An example of shareholder expenses.

Investment Changes	6	A summary of major shifts in the fund’s investments over the past six months.

Investments	7	A complete list of the fund’s investments with their market values.

Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes	19	Notes to the financial statements.

Report of Independent Registered Public Accounting Firm	26

Trustees and Officers	27

Distributions	34

Board Approval of Investment Advisory Contracts and Management Fees	35

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http//www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http//www.fidelity.com, http//www.advisorfidelity.com, or http//www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

2

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

	Past 1	Past 5	Past 10
Periods ended December 31, 2013	year	years	years
VIP Equity-Income PortfolioSM – Initial Class	28.15%	17.88%	6.52%
VIP Equity-Income Portfolio – Service Class	28.01%	17.76%	6.41%
VIP Equity-Income Portfolio – Service Class 2	27.83%	17.59%	6.25%
VIP Equity-Income Portfolio – Investor Class(A)	27.99%	17.78%	6.43%

(A) The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class’s transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM – Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

3

Management’s Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a “perfect 10,” with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year’s waning months. More generally concern over EM’s slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned –2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the –2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned –2.01%, while ultra-safe U.S. Treasuries saw a –2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a –1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning –6.58%.

Comments from James Morrow, Lead Portfolio Manager of VIP Equity-Income Portfolio: For the year, the fund’s share classes significantly trailed the benchmark Russell 3000® Value Index, which gained 32.69%. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, stock selection was challenging, especially in information technology, industrials and energy. The fund’s cash stake of 5% on average — a reflection of fewer attractive buying opportunities as the period progressed — also detracted. On the positive side, the fund benefited from helpful underweightings in the lagging real estate, utilities and materials sectors, and from overweighting the outperforming software & services industry. The biggest individual detractor was a sizable out-of-index stake in diversified technology stock IBM, which I liked for its competitive dividend, high-return business, solid earnings growth and attractive valuation. But in a market environment that rewarded fast-growing, momentum-oriented stocks, investors found steady growers like IBM to be relatively boring. I think owning “boring” stocks can be very profitable over the long term, which is why I added to my stake in IBM overall, but it was certainly a disappointment for the fund this past year. Other notable relative detractors were Netherlands-based energy producer Royal Dutch Shell and computer and peripherals maker Hewlett-Packard (HP). In the latter case, I avoided owning this benchmark component because I thought the company faced too many long-term headwinds. This decision did not work out well during the year, however, as HP’s shares more than doubled. I did, however, invest in Royal Dutch Shell, an out-of-benchmark stock that lagged. Over time, I notably reduced the fund’s stake, as I had hoped the company’s dividend would grow more quickly. On the positive side, the fund benefited disproportionately from a couple of financials stocks — life insurance provider MetLife and a non-index stake in asset manager Blackstone Group, whose shares gained about 64% and 116%, respectively. Both are good examples of the types of businesses I like to own — they have healthy balance sheets, good dividends and strong competitive positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-l) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
	Annualized	Account Value	Account Value	July 1, 2013 to
	Expense Ratio(B)	July 1, 2013	December 31, 2013	December 31, 2013
Initial Class	.54%
Actual		$1,000.00	$1,117.70	$2.88
Hypothetical(A)		$1,000.00	$1,022.48	$2.75
Service Class	.64%
Actual		$1,000.00	$1,117.00	$3.42
Hypothetical(A)		$1,000.00	$1,021.98	$3.26
Service Class 2.79%
Actual		$1,000.00	$1,116.50	$4.21
Hypothetical(A)		$1,000.00	$1,021.22	$4.02
Service Class 2R	.79%
Actual		$1,000.00	$1,116.60	$4.21
Hypothetical(A)		$1,000.00	$1,021.22	$4.02
Investor Class	.62%
Actual		$1,000.00	$1,117.40	$3.31
Hypothetical(A)		$1,000.00	$1,022.08	$3.16

(A) 5% return per year before expenses

(B) Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
JPMorgan Chase & Co.	4.1	3.9
Wells Fargo & Co.*	3.1	2.9
Chevron Corp.	3.0	2.9
General Electric Co.	2.7	2.2
Exxon Mobil Corp.	2.6	2.3
MetLife, Inc.	2.4	2.1
Cisco Systems, Inc.	2.3	2.3
Merck & Co., Inc.	2.2	2.1
Procter & Gamble Co.	2.1	2.5
Paychex, Inc.	2.0	2.2
	26.5

* Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of December 31, 2013

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	22.2	22.3
Energy	14.2	12.3
Health Care	12.2	13.5
Information Technology	11.9	11.1
Industrials	10.5	10.4

Asset Allocation (% of fund’s net assets)

6

Investments December 31, 2013

Showing Percentage of Net Assets

	Shares	Value

Common Stocks – 92.9%
CONSUMER DISCRETIONARY – 7.6%
Auto Components – 0.2%
Gentex Corp.	492,457	$16,246,156
Automobiles – 0.2%
General Motors Co. (a)	301,766	12,333,176
Hotels, Restaurants & Leisure – 1.6%
McDonald’s Corp.	547,900	53,162,737
Texas Roadhouse, Inc. Class A	550,397	15,301,037
Wynn Resorts Ltd.	29,950	5,816,590
Yum! Brands, Inc.	388,000	29,336,680
		103,617,044
Leisure Equipment & Products – 0.4%
New Academy Holding Co. LLC unit (j)(k)	127,200	23,350,104
Media – 2.7%
Comcast Corp. Class A (h)	1,708,043	88,758,455
Sinclair Broadcast Group, Inc. Class A	279,207	9,976,066
Time Warner, Inc.	1,085,308	75,667,674
		174,402,195
Multiline Retail – 1.7%
Kohl’s Corp.	526,300	29,867,525
Target Corp.	1,261,103	79,789,987
		109,657,512
Specially Retail – 0.6%
Adastria Holdings Co. Ltd.	77,930	2,812,218
American Eagle Outfitters, Inc.	716,039	10,310,962
Foot Locker, Inc.	352,385	14,602,834
Staples, Inc. (h)	854,036	13,570,632
		41,296,646
Textiles, Apparel & Luxury Goods – 0.2%
Coach, Inc.	174,394	9,788,735

TOTAL CONSUMER DISCRETIONARY		490,691,568

CONSUMER STAPLES – 9.4%
Beverages – 1.9%
Molson Coors Brewing Co. Class B (h)	470,900	26,441,035
PepsiCo, Inc.	284,757	23,617,746
The Coca-Cola Co.	1,746,721	72,157,045
		122,215,826
Food & Staples Retailing – 2.0%
CVS Caremark Corp.	428,200	30,646,274
Wal-Mart Stores, Inc.	395,978	31,159,509
Walgreen Co.	1,197,846	68,804,274
		130,610,057
Food Products – 1.0%
B&G Foods, Inc. Class A	65,051	2,205,879
Kellogg Co.	951,557	58,111,586
		60,317,465
Household Products – 2.1%
Procter & Gamble Co.	1,658,919	135,052,596

Tobacco – 2.4%
Altria Group, Inc.	1,194,896	45,872,057
British American Tobacco PLC sponsored ADR	138,097	14,834,380
Lorillard, Inc.	996,073	50,480,980
Philip Morris International, Inc.	503,784	43,894,700
		155,082,117

TOTAL CONSUMER STAPLES		603,278,061

ENERGY – 13.6%
Energy Equipment & Services – 1.8%
Ensco PLC Class A	364,023	20,814,835
Halliburton Co.	35,476	1,800,407
National Oilwell Varco, Inc.	320,906	25,521,654
Noble Corp.	637,502	23,887,200
Schlumberger Ltd.	324,602	29,249,886
Trinidad Drilling Ltd.	1,191,800	11,051,287
		112,325,269
Oil, Gas & Consumable Fuels – 11.8%
Access Midstream Partners LP	181,200	10,252,296
Apache Corp.	586,861	50,434,834
BG Group PLC	160,400	3,446,347
Canadian Natural Resources Ltd.	814,600	27,561,049
Chevron Corp.	1,533,580	191,559,478
CONSOL Energy, Inc.	566,142	21,536,042
EV Energy Partners LP	626,524	21,257,959
Exxon Mobil Corp.	1,644,369	166,410,143
Holly Energy Partners LP	290,744	9,399,754
HollyFrontier Corp.	275,460	13,687,607
Legacy Reserves LP	289,401	8,149,532
Markwest Energy Partners LP	530,529	35,083,883
Occidental Petroleum Corp.	545,587	51,885,324
Royal Dutch Shell PLC Class A sponsored ADR	449,629	32,045,059
Scorpio Tankers, Inc.	327,173	3,857,370
Suncor Energy, Inc.	1,054,300	36,961,292
The Williams Companies, Inc.	1,719,249	66,311,434
Tsakos Energy Navigation Ltd.	563,289	3,385,367
Western Gas Equity Partners LP	43,077	1,701,972
Williams Partners LP	155,800	7,923,988
		762,850,730

TOTAL ENERGY		875,175,999

FINANCIALS – 21.2%
Capital Markets – 3.9%
Aberdeen Asset Management PLC	243,300	2,014,463
Apollo Investment Corp.	1,896,163	16,079,462
Ashmore Group PLC	3,084,342	20,496,462
BlackRock, Inc. Class A	52,357	16,569,420
Carlyle Group LP	215,500	7,676,110
Charles Schwab Corp.	1,117,300	29,049,800

See accompanying notes which are an integral part of the financial statements.

7

	Shares	Value

Common Stocks – continued
FINANCIALS – continued
Capital Markets – continued
Greenhill & Co., Inc.	185,003	$10,719,074
Invesco Ltd.	267,400	9,733,360
KKR & Co. LP	2,188,157	53,259,741
Morgan Stanley	956,575	29,998,192
The Blackstone Group LP	1,788,326	56,332,269
		251,928,353
Commercial Banks – 5.5%
CIT Group, Inc.	180,538	9,411,446
Comerica, Inc.	331,820	15,774,723
M&T Bank Corp. (h)	341,091	39,709,814
PNC Financial Services Group, Inc.	176,200	13,669,596
Standard Chartered PLC (United Kingdom)	904,693	20,374,519
U.S. Bancorp	1,463,138	59,110,775
Wells Fargo & Co. (h)	4,405,586	200,013,604
		358,064,477
Diversified Financial Services – 4.9%
JPMorgan Chase & Co.	4,555,040	266,378,735
KKR Financial Holdings LLC	4,013,060	48,919,201
		315,297,936
Insurance – 4.7%
ACE Ltd.	526,611	54,520,037
AFLAC, Inc.	209,149	13,971,153
Brasil Insurance Participacoes e Administracao SA	338,500	2,642,036
esure Group PLC	1,874,500	7,753,987
Fidelity National Financial, Inc. Class A	46,200	1,499,190
MetLife, Inc.	2,824,531	152,298,712
MetLife, Inc. unit	309,915	9,759,223
Prudential Financial, Inc.	296,662	27,358,170
Validus Holdings Ltd.	858,447	34,586,830
		304,389,338
Real Estate Investment Trusts – 2.0%
American Capital Agency Corp.	1,454,548	28,058,231
Annaly Capital Management, Inc.	2,356,009	23,489,410
Coresite Realty Corp.	168,047	5,409,433
First Potomac Realty Trust	1,025,993	11,932,299
Home Properties, Inc.	372,672	19,982,673
Rayonier, Inc.	249,081	10,486,310
Retail Properties America, Inc.	1,038,232	13,206,311
Two Harbors Investment Corp.	1,464,834	13,593,660
Ventas, Inc.	109,690	6,283,043
		132,441,370
Real Estate Management & Development – 0.1%
Beazer Pre-Owned Rental Homes, Inc. (a)(k)	257,800	5,413,800

Thrifts & Mortgage Finance – 0.1%
Radian Group, Inc.	301,008	4,250,233

TOTAL FINANCIALS		1,371,785,507

HEALTH CARE – 11.2%
Biotechnology – 0.5%
Amgen, Inc.	308,900	35,264,024
Health Care Equipment & Supplies – 0.7%
Baxter International, Inc.	166,600	11,587,030
Covidien PLC	282,500	19,238,250
Hologic, Inc. (a)	84,800	1,895,280
St. Jude Medical, Inc.	230,561	14,283,254
		47,003,814
Health Care Providers & Services – 1.6%
Aetna, Inc.	358,305	24,576,140
Quest Diagnostics, Inc.	249,482	13,357,266
UnitedHealth Group, Inc.	465,423	35,046,352
WellPoint, Inc.	306,360	28,304,600
		101,284,358
Health Care Technology – 0.1%
Quality Systems, Inc.	298,853	6,293,844
Pharmaceuticals – 8.3%
AbbVie, Inc.	314,624	16,615,293
Actavis PLC (a)	154,653	25,981,704
Astellas Pharma, Inc.	206,600	12,248,661
AstraZeneca PLC sponsored ADR	1,050,300	62,356,311
Eli Lilly & Co. (h)	574,977	29,323,827
Johnson & Johnson	1,316,268	120,556,986
Merck & Co., Inc.	2,790,960	139,687,548
Pfizer, Inc.	2,465,912	75,530,885
Sanofi SA	186,368	19,903,159
Teva Pharmaceutical Industries Ltd. sponsored ADR	840,322	33,680,106
		535,884,480

TOTAL HEALTH CARE		725,730,520

INDUSTRIALS – 10.0%
Aerospace & Defense – 1.1%
United Technologies Corp.	645,976	73,512,069
Air Freight & Logistics – 2.1%
C.H. Robinson Worldwide, Inc.	645,416	37,653,569
United Parcel Service, Inc. Class B	954,645	100,314,097
		137,967,666
Commercial Services & Supplies – 1.1%
Intrum Justitia AB	659,308	18,451,214
Republic Services, Inc.	1,651,826	54,840,623
		73,291,837
Electrical Equipment – 0.6%
Eaton Corp. PLC	138,200	10,519,784

See accompanying notes which are an integral part of the financial statements.

8

	Shares	Value

Common Stocks - continued
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	197,603	$13,867,779
Hubbell, Inc. Class B	124,100	13,514,490
		37,902,053
Industrial Conglomerates - 2.7%
General Electric Co.	6,290,176	176,313,633
Machinery - 1.6%
Cummins, Inc. (h)	190,300	26,826,591
Douglas Dynamics, Inc.	587,191	9,876,553
Harsco Corp.	502,809	14,093,736
Stanley Black & Decker, Inc.	593,906	47,922,275
Stanley Black & Decker, Inc. unit (a)	13,400	1,382,880
		100,102,035
Professional Services - 0.5%
Acacia Research Corp.	505,926	7,356,164
Michael Page International PLC	2,755,399	22,266,478
		29,622,642
Road & Rail - 0.3%
Union Pacific Corp.	113,977	19,148,136

TOTAL INDUSTRIALS		647,860,071

INFORMATION TECHNOLOGY - 11.3%
Communications Equipment - 2.3%
Cisco Systems, Inc.	6,683,452	150,043,497
Computers & Peripherals - 0.9%
Apple, Inc.	97,496	54,705,981
EMC Corp.	193,864	4,875,680
		59,581,661
Electronic Equipment & Components - 0.2%
TE Connectivity Ltd.	232,090	12,790,480
IT Services - 4.3%
Accenture PLC Class A	538,971	44,314,196
IBM Corp.	551,563	103,456,672
Paychex, Inc.	2,812,986	128,075,253
		275,846,121
Office Electronics - 0.0%
Xerox Corp.	117,700	1,432,409
Semiconductors & Semiconductor Equipment - 1.8%
Applied Materials, Inc.	2,427,200	42,937,168
Broadcom Corp. Class A	1,660,160	49,223,744
KLA-Tencor Corp.	170,591	10,996,296
Siliconware Precision Industries Co. Ltd. sponsored ADR	2,523,619	15,091,242
		118,248,450
Software - 1.8%
CA Technologies, Inc.	465,919	15,678,174
Microsoft Corp.	2,599,503	97,299,397
		112,977,571

TOTAL INFORMATION TECHNOLOGY		730,920,189

MATERIALS - 0.9%
Chemicals - 0.4%
RPM International, Inc.	475,052	19,719,409
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (e)	240,803	6,231,982
Tronox Ltd. Class A	125,500	2,895,285
		28,846,676
Metals & Mining - 0.5%
Commercial Metals Co.	731,327	14,867,878
Freeport-McMoRan Copper & Gold, Inc.	416,394	15,714,710
		30,582,588

TOTAL MATERIALS		59,429,264

TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.0%
AT&T, Inc.	1,894,159	66,598,630
CenturyLink, Inc.	1,114,725	35,503,991
Verizon Communications, Inc.	1,796,900	88,299,666
		190,402,287
Wireless Telecommunication Services - 1.0%
Vodafone Group PLC	16,451,698	64,773,521

TOTAL TELECOMMUNICATION SERVICES		255,175,808

UTILITIES - 3.7%
Electric Utilities - 3.2%
American Electric Power Co., Inc.	349,172	16,320,299
FirstEnergy Corp.	565,359	18,645,540
Hawaiian Electric Industries, Inc. (e)	563,987	14,697,501
NextEra Energy, Inc.	377,921	32,357,596
Northeast Utilities	375,355	15,911,298
PPL Corp.	1,296,647	39,016,108
Southern Co.	1,347,177	55,382,446
Xcel Energy, Inc.	545,889	15,252,139
		207,582,927
Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	86,821	2,012,511
Sempra Energy	327,109	29,361,304
		31,373,815

TOTAL UTILITIES		238,956,742

TOTAL COMMON STOCKS
(Cost $4,513,509,884)		5,999,003,729

See accompanying notes which are an integral part of the financial statements.

9

	Shares		Value
Preferred Stocks – 1.7%
Convertible Preferred Stocks – 1.1%

FINANCIALS – 0.1%
Real Estate Investment Trusts – 0.1%
Weyerhaeuser Co. Series A, 6.375%	111,500		$6,204,975
HEALTH CARE – 0.1%
Health Care Equipment & Supplies – 0.1%
Alere, Inc. 3.00%	29,880		8,554,644
INDUSTRIALS – 0.2%
Aerospace & Defense – 0.2%
United Technologies Corp. 7.50%	179,400		11,745,318
TELECOMMUNICATION SERVICES – 0.1%
Wireless Telecommunication Services – 0.1%
Crown Castle International Corp. Series A, 4.50% (a)	93,900		9,387,183

UTILITIES – 0.6%
Electric Utilities – 0.2%
NextEra Energy, Inc.:
5.889%	90,807		5,135,136
Series E, 5.599%	158,600		9,132,188
			14,267,324
Multi-Utilities – 0.4%
CenterPoint Energy, Inc. 2.00% ZENS	188,700		9,884,106
Dominion Resources, Inc.:
Series A, 6.125%	112,300		6,077,676
Series B, 6.00%	112,400		6,093,204
			22,054,986

TOTAL UTILITIES			36,322,310

TOTAL CONVERTIBLE PREFERRED STOCKS			72,214,430
Nonconvertible Preferred Stocks – 0.6%

CONSUMER DISCRETIONARY – 0.2%
Automobiles – 0.2%
Volkswagen AG	46,518		13,064,541

FINANCIALS – 0.4%
Consumer Finance 0.4%
Ally Financial, Inc.:
7.00% (f)	22,163		21,165,665
Series A, 8.50%	121,466		3,261,362
			24,427,027

TOTAL NONCONVERTIBLE PREFERRED STOCKS			37,491,568

TOTAL PREFERRED STOCKS
(Cost $96,029,323)			109,705,998

	Principal
	Amount (d)
Corporate Bonds – 3.1%
Convertible Bonds – 3.0%

CONSUMER DISCRETIONARY – 0.2%
Automobiles – 0.2%
Volkswagen International Finance NV 5.5% 11/9/15(f)	EUR	6,400,000	10,932,523

ENERGY – 0.6%
Oil, Gas & Consumable Fuels – 0.6%
Alpha Natural Resources, Inc. 3.75% 12/15/17	12,370,000		12,788,106
Amyris, Inc. 3% 2/27/17	1,383,000		1,308,429
BPZ Energy, Inc. 8.5% 10/1/17	2,410,000		2,132,850
Chesapeake Energy Corp. 2.5% 5/15/37	8,660,000		8,803,756
Cobalt International Energy, Inc. 2.625% 12/1/19	3,520,000		3,115,200
Ship Finance International Ltd. 3.25% 2/1/18	9,290,000		9,684,825
			37,833,166

FINANCIALS – 0.4%
Insurance – 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18	8,210,000		13,382,300
Thrifts & Mortgage Finance – 0.2%
MGIC Investment Corp. 9% 4/1/63 (f)	10,438,000		11,946,291

TOTAL FINANCIALS			25,328,591

HEALTH CARE – 0.9%
Biotechnology – 0.1%
Theravance, Inc. 2.125% 1/15/23	4,670,000		6,748,150
Health Care Equipment & Supplies – 0.2%
Teleflex, Inc. 3.875% 8/1/17	7,650,000		12,107,655
Health Care Providers & Services – 0.6%
HealthSouth Corp. 2% 12/1/43	13,908,000		14,656,250
WellPoint, Inc. 2.75% 10/15/42	17,660,000		23,907,225
			38,563,475

TOTAL HEALTH CARE			57,419,280

INDUSTRIALS – 0.3%
Commercial Services & Supplies – 0.1%
Covanta Holding Corp. 3.25% 6/1/14	5,860,000		6,856,200
Construction & Engineering – 0.2%
Layne Christensen Co. 4.25% 11/15/18 (f)	3,060,000		3,075,300

See accompanying notes which are an integral part of the financial statements.

10

	Principal
	Amount (d)	Value
Corporate Bonds – continued
Convertible Bonds – continued

INDUSTRIALS – continued
Construction & Engineering – continued
Mas Tec, Inc.:
4% 6/15/14	$4,000,000	$8,320,000
4.25% 12/15/14	550,000	1,179,063
		12,574,363

TOTAL INDUSTRIALS		19,430,563

INFORMATION TECHNOLOGY – 0.6%
Communications Equipment – 0.2%
InterDigital, Inc. 2.5% 3/15/16	12,210,000	12,423,675
Liberty Interactive LLC 0.75% 3/30/43 (f)	2,100,000	2,604,105
		15,027,780
Semiconductors & Semiconductor Equipment – 0.3%
GT Advanced Technologies, Inc. 3% 10/1/17	13,190,000	18,078,544
Software – 0.1%
TiVo, Inc. 4% 3/15/16 (f)	5,210,000	7,092,894

TOTAL INFORMATION TECHNOLOGY		40,199,218

MATERIALS – 0.0%
Chemicals – 0.0%
RPM International, Inc. 2.25% 12/15/20	1,500,000	1,660,313

TOTAL CONVERTIBLE BONDS		192,803,654

Nonconvertible Bonds – 0.1%

FINANCIALS – 0.0%
Diversified Financial Services – 0.0%
ILFC E-Capital Trust 1 5.46% 12/21/65 (f)(i)	540,000	494,100

MATERIALS – 0.1%
Metals & Mining – 0.1%
Boart Longyear Management Pty Ltd. 7% 4/1/21 (f)	3,700,000	2,765,750
JMC Steel Group, Inc. 8.25% 3/15/18 (f)	50,000	50,500
Walter Energy, Inc. 8.5% 4/15/21	5,250,000	4,370,625
		7,186,875

TOTAL NONCONVERTIBLE BONDS		7,680,975

TOTAL CORPORATE BONDS
(Cost $173,393,536)		200,484,629

Preferred Securities – 0.1%

FINANCIALS – 0.1%
Diversified Financial Services – 0.1%
Baggot Securities Ltd. 10.24%(f)(g)
(Cost $3,931,922)	2,560,000	4,016,327

	Shares
Money Market Funds – 2.8%
Fidelity Cash Central Fund, 0.11% (b)	177,023,094	177,023,094
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,737,500	5,737,500
TOTAL MONEY MARKET FUNDS
(Cost $182,760,594)		182,760,594

TOTAL INVESTMENT PORTFOLIO – 100.6%
(Cost $4,969,625,259)		6,495,971,277

NET OTHER ASSETS (LIABILITIES) – (0.6)%		(37,459,566)
NET ASSETS – 100%		$6,458,511,711

See accompanying notes which are an integral part of the financial statements.

11

	Expiration
	Date/Exercise	Number of
	Price	Contracts	Premium	Value
Written Options
Call Options
Comcast Corp. Class A	1/18/14 - $49.00	3,668	$398,968	$(1,155,420)
Cummins, Inc.	1/18/14 - $140.00	476	72,542	(129,710)
Eli Lilly & Co	1/18/14 - $52.50	2,875	112,412	(44,563)
M&T Bank Corp	1/18/14 - $115.00	845	166,803	(217,588)
Staples, Inc.	1/18/14 - $17.00	2,135	69,174	(10,675)
Well Fargo & Co.	1/18/14 - $44.00	21,691	1,047,459	(3,579,014)

TOTAL WRITTEN OPTIONS			$1,867,358	$(5,136,970)

Currency Abbreviations

EUR — European Monetary Unit

Legend

(a)	Non-income producing

(b)

Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

(d)	Amount is stated in United States dollars unless otherwise noted.

(e)	Security or a portion of the security is on loan at period end.

(f)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,143,455 or 1.0% of net assets.

(g)	Security is perpetual in nature with no stated maturity date.

(h)	Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $152,140,579.

(i)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(j)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(k)

Restricted securities — Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,763,904 or 0.4% of net assets.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 – 10/23/12	$5,156,000
New Academy Holding Co. LLC unit	8/1/11	$13,406,880

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$266,191
Fidelity Securities Lending Cash Central Fund	977,799
Total	$1,243,990

See accompanying notes which are an integral part of the financial statements.

12

Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$503,756,109	$477,593,787	$2,812,218	$23,350,104
Consumer Staples	603,278,061	603,278,061	—	—
Energy	875,175,999	875,175,999	—	—
Financials	1,402,417,509	1,357,231,810	39,771,899	5,413,800
Health Care	734,285,164	702,133,344	32,151,820	—
Industrials	659,605,389	659,605,389	—	—
Information Technology	730,920,189	730,920,189	—	—
Materials	59,429,264	59,429,264	—	—
Telecommunication Services	264,562,991	190,402,287	74,160,704	—
Utilities	275,279,052	251,127,622	24,151,430	—
Corporate Bonds	200,484,629	—	200,484,629	—
Preferred Securities	4,016,327	—	4,016,327	—
Money Market Funds	182,760,594	182,760,594	—	—
Total Investments in Securities:	$6,495,971,277	$6,089,658,346	$377,549,027	$28,763,904

Derivative Instruments:
Liabilities
Written Options	$(5,136,970)	$(5,136,970)	$—	$—

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$7,582,185
Level 2 to Level 1	$70,127,828

Value of Derivative Instruments

The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure /	Value
Derivative Type	Asset	Liability
Equity Risk
Written Options (a)	$—	$(5,136,970)
Total Value of Derivatives	$—	$(5,136,970)

(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):

United States of America	87.8%
United Kingdom	4.6%
Ireland	1.7%
Canada	1.2%
Switzerland	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

13

Financial Statements

Statement of Assets and Liabilities

		December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,556,830) — See accompanying schedule:
Unaffiliated issuers (cost $4,786,864,665)	$6,313,210,683
Fidelity Central Funds (cost $182,760,594)	182,760,594
Total Investments (cost $4,969,625,259)		$6,495,971,277
Cash		614,311
Receivable for investments sold		13,287,124
Receivable for fund shares sold		2,071,839
Dividends receivable		10,872,039
Interest receivable		1,581,529
Distributions receivable from Fidelity Central Funds		24,388
Prepaid expenses		15,583
Other receivables		314,170
Total assets		6,524,752,260

Liabilities
Payable for investments purchased	$46,313,941
Payable for fund shares redeemed	5,349,185
Accrued management fee	2,386,342
Distribution and service plan fees payable	393,585
Written options, at value (premium received $1,867,358)	5,136,970
Other affiliated payables	470,567
Other payables and accrued expenses	452,459
Collateral on securities loaned, at value	5,737,500
Total liabilities		66,240,549

Net Assets		$6,458,511,711
Net Assets consist of:
Paid in capital		$4,946,469,899
Distributions in excess of net investment income		(72,000)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,038,434)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,523,152,246
Net Assets		$6,458,511,711

Initial Class:
Net Asset Value, offering price and redemption price per share ($3,947,727,657 ÷ 169,497,923 shares)		$23.29
Service Class:
Net Asset Value, offering price and redemption price per share ($391,895,679 ÷ 16,890,227 shares)		$23.20
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,755,769,154 ÷ 76,740,063 shares)		$22.88
Service Class 2R:
Net Asset Value, offering price and redemption price per share ($11,979,811 ÷ 526,873 shares)		$22.74
Investor Class:
Net Asset Value, offering price and redemption price per share ($351,139,410 ÷ 15,128,261 shares)		$23.21

See accompanying notes which are an integral part of the financial statements.

14

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$173,396,541
Interest		7,797,673
Income from Fidelity Central Funds		1,243,990
Total income		182,438,204

Expenses
Management fee	$27,811,092
Transfer agent fees	4,481,786
Distribution and service plan fees	4,613,549
Accounting and security lending fees	1,137,350
Custodian fees and expenses	106,206
Independent trustees’ compensation	33,128
Appreciation in deferred trustee compensation account	482
Audit	88,697
Legal	22,919
Miscellaneous	54,366
Total expenses before reductions	38,349,575
Expense reductions	(420,027)	37,929,548

Net investment income (loss)		144,508,656
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	424,202,903
Foreign currency transactions	(125,453)
Written options	2,748,674
Total net realized gain (loss)		426,826,124
Change in net unrealized appreciation (depreciation) on:
Investment securities	933,618,681
Assets and liabilities in foreign currencies	54,684
Written options	(3,269,612)
Total change in net unrealized appreciation (depreciation)		930,403,753
Net gain (loss)		1,357,229,877
Net increase (decrease) in net assets resulting from operations		$1,501,738,533

Statement of Changes in Net Assets

	Year ended	Year ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$144,508,656	$160,196,451
Net realized gain (loss)	426,826,124	225,861,427
Change in net unrealized appreciation (depreciation)	930,403,753	499,587,896
Net increase (decrease) in net assets resulting from operations	1,501,738,533	885,645,774
Distributions to shareholders from net investment income	(147,533,373)	(160,836,253)
Distributions to shareholders from net realized gain	(403,959,921)	(361,842,958)
Total distributions	(551,493,294)	(522,679,211)
Share transactions — net increase (decrease)	(90,118,096)	(98,030,068)
Redemption fees	144	2,080
Total increase (decrease) in net assets	860,127,287	264,938,575

Net Assets
Beginning of period	5,598,384,424	5,333,445,849
End of period (including distributions in excess of net investment income of $72,000 and distributions in excess of net investment income of $131,517, respectively)	$6,458,511,711	$5,598,384,424

See accompanying notes which are an integral part of the financial statements.

15

Financial Highlights — Initial Class

Year ended December 31,	2013	2012		2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$19.94	$18.69		$19.02	$16.81	$13.18
Income from Investment Operations
Net investment income (loss) (C)	.56	.59		.48	.30	.33
Net realized and unrealized gain (loss)	4.96	2.59		(.31)	2.24	3.64
Total from investment operations	5.52	3.18		.17	2.54	3.97
Distributions from net investment income	(.60)	(.63	)(F)	(.50)	(.33)	(.34)
Distributions from net realized gain	(1.57)	(1.30	)(F)	—	—	—
Total distributions	(2.17)	(1.93)		(.50)	(.33)	(.34)
Redemption fees added to paid in capital (C),(H)	—	—		—	—	—
Net asset value, end of period	$23.29	$19.94		$18.69	$19.02	$16.81
Total Return (A),(B)	28.15%	17.31%		.97%	15.15%	30.21%
Ratios to Average Net Assets (D),(G)
Expenses before reductions	.55%	.55%		.56%	.56%	.58%
Expenses net of fee waivers, if any	.54%	.55%		.55%	.55%	.58%
Expenses net of all reductions	.54%	.54%		.54%	.55%	.58%
Net investment income (loss)	2.43%	2.94%		2.48%	1.71%	2.29%
Supplemental Data
Net assets, end of period (000 omitted)	$3,947,728	$3,461,083		$3,345,762	$3,798,310	$3,771,733
Portfolio turnover rate (E)	32%	48%		96%	29%	29%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)                               Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)                              Amount represents less than $.01 per share.

Financial Highlights — Service Class

Years ended December 31,	2013	2012		2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$19.87	$18.63		$18.96	$16.75	$13.14
Income from Investment Operations
Net investment income (loss)(C)	.53	.57		.46	.28	.31
Net realized and unrealized gain (loss)	4.94	2.57		(.31)	2.24	3.63
Total from investment operations	5.47	3.14		.15	2.52	3.94
Distributions from net investment income	(.57)	(.60	)(F)	(.48)	(.31)	(.33)
Distributions from net realized gain	(1.57)	(1.30	)(F)	—	—	—
Total distributions	(2.14)	(1.90)		(.48)	(.31)	(.33)
Redemption fees added to paid in capital (C),(H)	—	—		—	—	—
Net asset value, end of period	$23.20	$19.87		$18.63	$18.96	$16.75
Total Return (A),(B)	28.01%	17.19%		.86%	15.09%	30.03%
Ratios to Average Net Assets (D),(G)
Expenses before reductions	.65%	.65%		.66%	.66%	.68%
Expenses net of fee waivers, if any	.64%	.65%		.66%	.65%	.68%
Expenses net of all reductions	.64%	.64%		.64%	.65%	.68%
Net investment income (loss)	2.33%	2.84%		2.38%	1.61%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$391,896	$350,493		$347,999	$414,431	$430,383
Portfolio turnover rate(E)	32%	48%		96%	29%	29%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)                               Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)                              Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

16

Financial Highlights — Service Class 2

Years ended December 31,	2013	2012		2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$19.62	$18.41		$18.75	$16.57	$13.00
Income from Investment Operations
Net investment income (loss)(C)	.49	.53		.42	.25	.29
Net realized and unrealized gain (loss)	4.88	2.55		(.31)	2.21	3.58
Total from investment operations	5.37	3.08		.11	2.46	3.87
Distributions from net investment income	(.54)	(.57	)(F)	(.45)	(.28)	(.30)
Distributions from net realized gain	(1.57)	(1.30	)(F)	—	—	—
Total distributions	(2.11)	(1.87)		(.45)	(.28)	(.30)
Redemption fees added to paid in capital (C),(H)	—	—		—	—	—
Net asset value, end of period	$22.88	$19.62		$18.41	$18.75	$16.57
Total Return (A),(B)	27.83%	17.05%		.66%	14.92%	29.88%
Ratios to Average Net Assets (D),(G)
Expenses before reductions	.80%	.80%		.81%	.81%	.83%
Expenses net of fee waivers, if any	.79%	.80%		.81%	.80%	.83%
Expenses net of all reductions	.79%	.79%		.80%	.80%	.83%
Net investment income (loss)	2.18%	2.69%		2.23%	1.46%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$1,755,769	$1,560,856		$1,457,230	$1,619,356	$1,558,421
Portfolio turnover rate(E)	32%	48%		96%	29%	29%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)                               Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)                              Amount represents less than $.01 per share.

Financial Highlights — Service Class 2R

Years ended December 31,	2013	2012		2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$19.53	$18.34		$18.66	$16.49	$12.93
Income from Investment Operations
Net investment income (loss)(C)	.49	.53		.42	.25	.28
Net realized and unrealized gain (loss)	4.84	2.54		(.30)	2.20	3.58
Total from investment operations	5.33	3.07		.12	2.45	3.86
Distributions from net investment income	(.55)	(.58	)(F)	(.44)	(.28)	(.30)
Distributions from net realized gain	(1.57)	(1.30	)(F)	—	—	—
Total distributions	(2.12)	(1.88)		(.44)	(.28)	(.30)
Redemption fees added to paid in capital (C),(H)	—	—		—	—	—
Net asset value, end of period	$22.74	$19.53		$18.34	$18.66	$16.49
Total Return (A),(B)	27.79%	17.05%		.70%	14.90%	29.95%
Ratios to Average Net Assets (D),(G)
Expenses before reductions	.79%	.80%		.81%	.81%	.83%
Expenses net of fee waivers, if any	.79%	.80%		.80%	.80%	.83%
Expenses net of all reductions	.79%	.79%		.79%	.80%	.83%
Net investment income (loss)	2.19%	2.69%		2.23%	1.46%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$11,980	$5,640		$3,956	$5,405	$5,259
Portfolio turnover rate(E)	32%	48%		96%	29%	29%

(A)                               Total returns do not reflect charges attributable to you, insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)                               Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)                              Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

17

Financial Highlights — Investor Class

Years ended December 31,	2013	2012		2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$19.89	$18.64		$18.97	$16.77	$13.15
Income from Investment Operations
Net investment income (loss) (C)	.54	.57		.46	.28	.31
Net realized and unrealized gain (loss)	4.93	2.59		(.31)	2.23	3.64
Total from investment operations	5.47	3.16		.15	2.51	3.95
Distributions from net investment income	(.58)	(.61	)(F)	(.48)	(.31)	(.33)
Distributions from net realized gain	(1.57)	(1.30	)(F)	—	—	—
Total distributions	(2.15)	(1.91)		(.48)	(.31)	(.33)
Redemption fees added to paid in capital (C),(H)	—	—		—	—	—
Net asset value, end of period	$23.21	$19.89		$18.64	$18.97	$16.77
Total Return (A),(B)	27.99%	17.27%		.89%	15.04%	30.09%
Ratios to Average Net Assets (D),(G)
Expenses before reductions	.63%	.64%		.64%	.65%	.68%
Expenses net of fee waivers, if any	.62%	.64%		.64%	.64%	.68%
Expenses net of all reductions	.62%	.63%		.63%	.64%	.68%
Net investment income (loss)	2.35%	2.85%		2.39%	1.62%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$351,139	$220,311		$178,499	$165,946	$147,358
Portfolio turnover rate (E)	32%	48%		96%	29%	29%

(A)                               Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)                               Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)                               Calculated based on average shares outstanding during the period.

(D)                               Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)                                Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)                                 The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)                               Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)                              Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

18

Notes to Financial Statements

For the Period ended December 31, 2013

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

19

Notes to Financial Statements – continued

3. Significant Accounting Policies – continued

Investment Valuation – continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

20

3. Significant Accounting Policies – continued

Income Tax Information and Distributions to Shareholders – continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, partnerships, deferred trustees compensation, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,712,776,208
Gross unrealized depreciation	(219,402,686)
Net unrealized appreciation (depreciation) on securities and other investments	$1,493,373,522

Tax Cost	$5,002,597,755

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,759,639
Undistributed long-term capital gain	$13,764,500
Net unrealized appreciation (depreciation)	$1,490,179,750

	December 31, 2013	December 31, 2012
Ordinary Income	$279,000,432	$250,126,867
Long-term Capital Gains	272,492,862	272,552,344
Total	$551,493,294	$522,679,211

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

21

Notes to Financial Statements – continued

4. Derivative Instruments – continued

Risk Exposures and the Use of Derivative Instruments – continued

The Fund’s use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption “Written Options” and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $2,748,674 and a change in net unrealized appreciation (depreciation) of $(3,269,612) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund’s written options activity:

	Number of	Amount of
Written Options	Contracts	Premiums
Outstanding at beginning of period	—	$—
Options Opened	112,703	7,533,155
Options Exercised	(36,096)	(2,608,708)
Options Closed	(33,513)	(1,720,362)
Options Expired	(11,404)	(1,336,727)
Outstanding at end of period	31,690	$1,867,358

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,848,843,213 and $2,393,269,140, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund’s average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the

22

6. Fees and Other Transactions with Affiliates – continued

Management Fee – continued

investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-l Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s and Service Class 2R’s average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$378,082
Service Class 2	4,213,523
Service Class 2 R	21,944
$4,613,549

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$2,602,767
Service Class	261,102
Service Class 2	1,165,791
Service Class 2R	6,010
Investor Class	446,116
$4,481,786

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expense. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $38,613 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,942 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

23

Notes to Financial Statements – continued

8. Security Lending – continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $977,799, including $43,766 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$147,762
Service Class	14,824
Service Class 2	66,075
Service Class 2R	345
Investor Class	11,526
$240,532

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $177,294 for the period. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $2,201.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$92,568,520	$101,791,140
Service Class	8,840,014	9,989,279
Service Class 2	37,705,026	42,628,835
Service Class 2R	258,073	156,403
Investor Class	8,161,740	6,270,596
Total	$147,533,373	$160,836,253
From net realized gain
Initial Class	$245,504,561	$222,187,565
Service Class	24,485,710	22,886,320
Service Class 2	111,276,322	103,060,364
Service Class 2R	724,327	339,927
Investor Class	21,969,001	13,368,782
Total	$403,959,921	$361,842,958

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	5,939,757	3,870,932	$136,791,018	$77,988,279
Reinvestment of distributions	15,117,940	16,250,583	338,073,081	323,978,705
Shares redeemed	(25,104,941)	(25,610,108)	(577,075,155)	(515,027,646)
Net increase (decrease)	(4,047,244)	(5,488,593)	$(102,211,056)	$(113,060,662)

24

11. Share Transactions – continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Service Class
Shares sold	522,521	779,349	$11,868,622	$15,549,373
Reinvestment of distributions	1,495,670	1,655,419	33,325,724	32,875,599
Shares redeemed	(2,763,995)	(3,480,467)	(62,879,133)	(69,732,701)
Net increase (decrease)	(745,804)	(1,045,699)	$(17,684,787)	$(21,307,729)
Service Class 2
Shares sold	5,862,575	9,943,946	$132,392,944	$192,585,015
Reinvestment of distributions	6,780,471	7,428,210	148,981,348	145,689,199
Shares redeemed	(15,448,401)	(16,965,629)	(348,570,665)	(333,504,543)
Net increase (decrease)	(2,805,355)	406,527	$(67,196,373)	$4,769,671
Service Class 2R
Shares sold	253,817	121,840	$5,683,428	$2,390,089
Reinvestment of distributions	44,961	25,375	982,400	496,330
Shares redeemed	(60,780)	(74,064)	(1,351,791)	(1,477,846)
Net increase (decrease)	237,998	73,151	$5,314,037	$1,408,573
Investor Class
Shares sold	3,800,857	1,569,001	$86,969,508	$31,601,024
Reinvestment of distributions	1,351,634	986,760	30,130,741	19,639,378
Shares redeemed	(1,103,166)	(1,052,779)	(25,440,166)	(21,080,323)
Net increase (decrease)	4,049,325	1,502,982	$91,660,083	$30,160,079

12. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Equity-Income Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

26

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O’Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O’Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund’s Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s equity and high income funds and another Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of

27

additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund’s valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Fund’s Trustees.”

The fund’s Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Over-seer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O’Hanley (1957)

Year of Election or Appointment: 2011

Trustee

Mr. O’Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity’s Executive Committee (2010-present). Previously, Mr. O’Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O’Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm’s Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O’Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O’Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor’s U.S. Institute.

*                 Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+                  The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes, 20l0-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

29

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M.Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+      The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

30

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

31

Name, Year of Birth; Principal Occupation

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR’s Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR’s Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

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Name, Year of Birth; Principal Occupation

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR’s Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

33

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/07/2014	02/07/2014	$0.083
Service Class	02/07/2014	02/07/2014	$0.083
Service Class 2	02/07/2014	02/07/2014	$0.083
Investor Class	02/07/2014	02/07/2014	$0.083

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013 $286,257,362, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 10% and 47%; Service Class designates 10% and 48%; Service Class 2 designates 10% and 50%; and Investor Class designates 10% and 48% of the dividends distributed in February and December 2013 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

34

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund’s investment personnel, and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers’ investment staff, including its size, education, experience, and resources, as well as the Investment Advisers’ approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and

35

market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity’s global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity’s index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including “open architecture” target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index (“benchmark index”) and a peer group of mutual funds with similar objectives (“peer group”). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers’ explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

36

VIP Equity-Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

37

VIP Equity-Income Portfolio

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

38

The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total fund assets under FMR’s management increase, and for higher group fee rates as total fund assets under FMR’s management decrease. FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund’s management contract to modify the description of the “group fee rate” effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract’s tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR’s management increase, and higher as total fund assets under FMR’s management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity’s long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity’s group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity’s cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

39

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

VIPEI-ANN-0214

1.540027.116

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2013

Contents

Performance	3	How the fund has done over time.

Management’s Discussion of Fund Performance	4	The Portfolio Manager’s review of fund performance and strategy.

Shareholder Expense Example	5	An example of shareholder expenses.

Investment Changes	6	A summary of major shifts in the fund’s investments over the past six months.

.
Investments	7	A complete list of the fund’s investments with their market values.

Financial Statements	13	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes	17	Notes to the financial statements.

Report of Independent Registered Public Accounting Firm	22

Trustees and Officers	23

Distributions	30

Board Approval of Investment Advisory Contracts and Management Fees	31

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com, http://www.advisorfidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank

2

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

	Past 1	Past 5	Past 10
Periods ended December 31, 2013	year	years	years
VIP Mid Cap Portfolio — Initial Class	36.23%	20.34%	11.40%
VIP Mid Cap Portfolio — Service Class	36.06%	20.23%	11.29%
VIP Mid Cap Portfolio — Service Class 2	35.87%	20.05%	11.12%
VIP Mid Cap Portfolio — Investor Class(A)	36.08%	20.24%	11.31%

(A) The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class’s transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio — Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

3

Management’s Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a “perfect 10,” with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year’s waning months. More generally, concern over EM’s slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned –2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the –2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned –2.01%, while ultra-safe U.S. Treasuries saw a –2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a –1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning –6.58%.

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio: For the year, the fund’s share classes finished ahead of the 33.50% gain of the S&P MidCap 400® Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, a large underweighting and stock selection in real estate contributed, partly due to relatively light exposure to a number of lagging real estate investment trusts (REITs). A small position in real estate portfolio manager Altisource Asset Management also helped. My picks in software & services were another positive, especially top contributor FleetCor Technologies, a provider of fuel cards for commercial customers. Given this stock’s outstanding performance, I considerably reduced the position to lock in profits and manage risk. Not holding two weak-performing benchmark components, data centers Rackspace Hosting and Equinix, further aided relative performance. Conversely, stock selection in materials and energy hampered performance versus the index. In materials, the fund’s holdings in Canadian gold miners were hurt by a sharp decline in gold’s price, and I trimmed or eliminated many of them. Weakness in the Canadian dollar also curbed the fund’s performance. With that said, Vertex Pharmaceuticals was the fund’s largest relative detractor, and energy engineering and construction holding McDermott International detracted as well. Both positions were sold. Some stocks I’ve mentioned in this report were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-l) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Expenses Paid
		Beginning	Ending	During Period*
	Annualized	Account Value	Account Value	July 1, 2013 to
	Expense Ratio(B)	July 1, 2013	December 31, 2013	December 31, 2013
Initial Class	.63%
Actual		$1,000.00	$1,215.90	$3.52
Hypothetical(A)		$1,000.00	$1,022.03	$3.21
Service Class	.73%
Actual		$1,000.00	$1,215.50	$4.08
Hypothetical(A)		$1,000.00	$1,021.53	$3.72
Service Class 2.88%
Actual		$1,000.00	$1,214.50	$4.91
Hypothetical(A)		$1,000.00	$1,020.77	$4.48
Investor Class	.72%
Actual		$1,000.00	$1,215.20	$4.02
Hypothetical(A)		$1,000.00	$1,021.58	$3.67

(A) 5% return per year before expenses

(B) Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

Investment Changes (Unaudited)

Top Ten Stocks as of December 31,2013

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Archer Daniels Midland Co.	1.7	1.5
Kroger Co.	1.3	1.4
Boston Scientific Corp.	1.2	0.8
Alliance Data Systems Corp.	1.1	0.9
Johnson Controls, Inc.	1.1	0.7
Fiserv, Inc.	1.1	1.1
The Blackstone Group LP	1.1	0.6
Fidelity National Information Services, Inc.	1.0	0.8
TE Connectivity Ltd.	1.0	0.9
Jazz Pharmaceuticals PLC	1.0	0.2
	11.6

Top Five Market Sectors as of December 31, 2013

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	21.1	22.9
Consumer Discretionary	20.4	20.8
Industrials	16.3	16.4
Financials	15.3	15.0
Health Care	11.8	8.9

Asset Allocation (% of fund’s net assets)

As of December 31, 2013*	As of December 31, 2013**

6

Investments December 31, 2013

Showing Percentage of Net Assets

	Shares	Value

Common Stocks — 99.5%
CONSUMER DISCRETIONARY — 20.4%
Auto Components — 4.1%
BorgWarner, Inc.	204,000	$11,405,640
Delphi Automotive PLC	897,587	53,971,906
Gentex Corp.	1,123,353	37,059,415
Johnson Controls, Inc.	1,933,146	99,170,390
New Focus Auto Tech Holdings Ltd. (a)	3,095,675	235,540
Standard Motor Products, Inc.	605,128	22,268,710
Tenneco, Inc. (a)	1,523,876	86,205,665
The Goodyear Tire & Rubber Co.	1,283,458	30,610,473
TRW Automotive Holdings Corp. (a)	224,171	16,676,081
Visteon Corp. (a)	240,122	19,663,591
		377,267,411
Automobiles — 0.8%
Harley-Davidson, Inc.	1,030,574	71,356,944
Winnebago Industries, Inc. (a)	145,143	3,984,175
		75,341,119

Diversified Consumer Services — 1.7%
American Public Education, Inc. (a)	843,730	36,676,943
Grand Canyon Education, Inc. (a)	1,065,981	46,476,772
H&R Block, Inc.	1,129,049	32,787,583
New Oriental Education & Technology Group, Inc. sponsored ADR	1,328,900	41,860,350
		157,801,648
Hotels, Restaurants & Leisure — 2.1%
AFC Enterprises, Inc. (a)	97,802	3,765,377
Bloomin’ Brands, Inc. (a)	1,519,436	36,481,658
Brinker International, Inc.	863,151	39,998,417
Fiesta Restaurant Group, Inc. (a)	57,464	3,001,919
Home Inns & Hotels Management, Inc. sponsored ADR (a)	1,324	57,779
Jubilant Foodworks Ltd. (a)	75,070	1,544,191
Papa John’s International, Inc.	523,134	23,750,284
Ruth’s Hospitality Group, Inc. (e)	1,909,606	27,135,501
Texas Roadhouse, Inc. Class A	935,215	25,998,977
The Cheesecake Factory, Inc.	561,912	27,123,492
		188,857,595
Household Durables — 2.7%
Harman International Industries, Inc.	961,059	78,662,679
Haseko Corp. (a)	1,632,100	12,434,927
lida Group Holdings Co. Ltd. (a)	828,292	16,648,535
Jarden Corp. (a)	933,248	57,254,765
Mohawk Industries, Inc. (a)	155,716	23,186,112
Whirlpool Corp.	346,681	54,380,382
		242,567,400
Internet & Catalog Retail — 0.1%
TripAdvisor, Inc. (a)	115,600	9,575,148

Leisure Equipment & Products — 0.5%
Polaris Industries, Inc.	290,712	42,339,296

Media — 2.4%
AMC Networks, lnc. Class A (a)	32,374	2,204,993
CBS Corp. Class B	884,025	56,347,754
Comcast Corp. Class A	69,255	3,598,836
Interpublic Group of Companies, Inc.	2,720,459	48,152,124
Naspers Ltd. Class N	71,900	7,512,213
Nexstar Broadcasting Group, Inc. Class A	151,400	8,437,522
Sinclair Broadcast Group, Inc. Class A	153,998	5,502,349
Time Warner, Inc.	1,305,928	91,049,300
		222,805,091
Multiline Retail — 0.6%
Dollar General Corp. (a)	967,741	58,374,137

Specially Retail — 3.9%
Asbury Automotive Group, Inc. (a)	153,578	8,253,282
CST Brands, Inc.	2,042,349	74,995,055
Dick’s Sporting Goods, Inc.	150,732	8,757,529
Foot Locker, Inc.	1,803,338	74,730,327
GNC Holdings, Inc.	396,104	23,152,279
Guess?, Inc.	345,303	10,728,564
Lithia Motors, Ins. Class A (sub. vtg.)	283,033	19,648,151
Murphy U.S.A., Inc.	152,100	6,321,276
Office Depot, Inc. (a)	1,164,947	6,162,570
PetSmart, Inc.	541,797	39,415,732
Rent-A-Center, Inc.	365,495	12,185,603
Ross Stores, Inc.	37,732	2,827,259
Signet Jewelers Ltd.	611,182	48,100,023
TJX Companies, Inc.	371,794	23,694,432
		358,972,082
Textiles, Apparel & Luxury Goods — 1.5%
G-III Apparel Group Ltd. (a)(e)	1,142,722	84,321,456
Page Industries Ltd.	24,388	2,039,932
VF Corp.	527,576	32,889,088
Wolverine World Wide, Inc.	577,514	19,612,375
		138,862,851

TOTAL CONSUMER DISCRETIONARY		1,872,763,778

CONSUMER STAPLES — 4.9%
Beverages — 0.3%
Dr. Pepper Snapple Group, Inc.	566,170	27,583,802

Food & Staples Retailing — 1.8%
CVS Caremark Corp.	568,985	40,722,256
Kroger Co.	3,025,531	119,599,240
		160,321,496
Food Products — 2.8%
Archer Daniels Midland Co.	3,563,061	154,636,846
Britannia Industries Ltd.	203,541	3,030,075
Bunge Ltd.	935,888	76,845,764

See accompanying notes which are an integral part of the financial statements.

7

	Shares	Value

Common Stocks — continued
CONSUMER STAPLES — continued
Food Products — continued
Green Mountain Coffee Roasters, Inc.	259,599	$19,620,492
SunOpta, Inc. (a)	522,900	5,234,228
		259,367,405

TOTAL CONSUMER STAPLES		447,272,703

ENERGY — 5.3%
Energy Equipment & Services — 1.9%
Dril-Quip, Inc. (a)	101,863	11,197,800
Ensco PLC Class A	617,507	35,309,050
National Oilwell Varco, Inc.	707,182	56,242,184
Noble Corp.	1,118,955	41,927,244
Ocean Rig UDW, Inc. (United States) (a)	347,192	6,683,446
Oil States International, Inc. (a)	93,678	9,528,926
TETRA Technologies, Inc. (a)	1,477,275	18,259,119
		179,147,769
Oil, Gas & Consumable Fuels — 3.4%
Apache Corp.	134,184	11,531,773
Bonanza Creek Energy, Inc. (a)	451,539	19,628,400
Canadian Natural Resources Ltd.	587,052	19,862,225
Cimarex Energy Co.	405,552	42,546,460
Continental Resources, Inc. (a)(d)	322,621	36,301,315
Devon Energy Corp.	166,183	10,281,742
Emerald Oil, Inc. warrants 2/4/16 (a)	129,809	1
Energen Corp.	661,403	46,794,262
Energy XXI (Bermuda) Ltd.	1,173,012	31,741,705
Marathon Oil Corp.	439,744	15,522,963
Peabody Energy Corp.	905,303	17,680,568
Suncor Energy, Inc.	602,800	21,132,758
Whiting Petroleum Corp. (a)	565,219	34,970,100
		307,994,272

TOTAL ENERGY		487,142,041

FINANCIALS — 15.1%
Capital Markets — 5.0%
Ameriprise Financial, Inc.	652,613	75,083,126
BlackRock, Inc. Class A	242,947	76,885,437
E*TRADE Financial Corp. (a)	467,500	9,181,700
Invesco Ltd.	1,663,646	60,556,714
Lazard Ltd. Class A	267,045	12,102,479
Marusan Securities Co. Ltd.	1,454,400	13,584,880
Monex Group, Inc.	2,486,700	11,164,901
Raymond James Financial, Inc.	221,963	11,584,249
SEI Investments Co.	1,417,017	49,213,000
The Blackstone Group LP	3,026,257	95,327,096
Virtus Investment Partners, Inc. (a)	91,659	18,336,383
Waddell & Reed Financial, Inc. Class A	414,136	26,968,536
		459,988,501

Commercial Banks — 3.1%
City National Corp.	213,020	16,875,444
Comerica, Inc.	234,229	11,135,247
Commerce Bancshares, Inc.	367,082	16,485,653
East West Bancorp, Inc.	539,745	18,874,883
First Niagara Financial Group, Inc.	2,565,025	27,240,566
Huntington Bancshares, Inc.	6,763,116	65,264,069
Lakeland Financial Corp.	669,704	26,118,456
M&T Bank Corp.	7,673	893,291
PrivateBancorp, Inc.	797,172	23,062,186
Shinsei Bank Ltd.	4,249,000	10,401,147
SunTrust Banks, Inc.	1,184,265	43,592,795
Synovus Financial Corp.	5,683,787	20,461,633
		280,405,370
Consumer Finance — 1.4%
American Express Co.	384,389	34,875,614
Credit Saison Co. Ltd.	424,800	11,198,573
Discover Financial Services	205,322	11,487,766
Hitachi Capital Corp.	161,500	4,710,816
SLM Corp.	2,469,444	64,896,988
		127,169,757
Diversified Financial Services — 1.6%
CRISIL Ltd.	84,555	1,641,945
Interactive Brokers Group, Inc.	96,389	2,346,108
McGraw-Hill Companies, Inc.	808,362	63,213,908
ORIX Corp.	2,104,000	36,971,212
The NASDAQ Stock Market, Inc.	1,070,060	42,588,388
		146,761,561
Insurance — 2.3%
Allied World Assurance Co. Holdings Ltd.	281,973	31,809,374
Everest Re Group Ltd.	107,800	16,802,786
Hanover Insurance Group, Inc.	344,951	20,597,024
Marsh & McLennan Companies, Inc.	1,057,882	51,159,174
Old Republic International Corp.	1,411,685	24,379,800
Protective Life Corp.	808,198	40,943,311
Reinsurance Group of America, Inc.	378,758	29,319,657
		215,011,126
Real Estate Management & Development — 1.7%
Altisource Asset Management Corp. (a)	36,715	34,144,950
Altisource Portfolio Solutions SA	384,762	61,034,796
Altisource Residential Corp. Class B	656,210	19,758,483
CBRE Group, Inc. (a)	427,137	11,233,703
Jones Lang LaSalle, Inc.	282,059	28,880,021
		155,051,953

TOTAL FINANCIALS		1,384,388,268

HEALTH CARE — 11.8%
Biotechnology — 1.6%
Aegerion Pharmaceuticals, Inc. (a)	93,308	6,621,136

See accompanying notes which are an integral part of the financial statements.

8

	Shares	Value

Common Stocks — continued
HEALTH CARE — continued
Biotechnology — continued
Amgen, Inc.	322,869	$36,858,725
Biogen Idec, Inc. (a)	49,400	13,819,650
Celgene Corp. (a)	109,110	18,435,226
United Therapeutics Corp. (a)	659,330	74,557,036
		150,291,773
Health Care Equipment & Supplies —2.4%
Alere, Inc. (a)	174,707	6,324,393
Boston Scientific Corp. (a)	8,799,736	105,772,827
C.R. Bard, Inc.	236,889	31,728,913
Greatbatch, Inc. (a)	202,980	8,979,835
Hill-Rom Holdings, Inc.	567,322	23,453,091
Stryker Corp.	303,367	22,794,996
Trinity Biotech PLC sponsored ADR	805,592	20,252,583
		219,306,638
Health Care Providers & Services — 3.0%
Aetna, Inc.	197,767	13,564,839
Centene Corp. (a)	274,943	16,207,890
Corvel Corp. (a)	36,516	1,705,297
DaVita Healthcare Partners, Inc. (a)	15,373	974,187
HCA Holdings, Inc.	1,416,635	67,587,656
Laboratory Corp. of America Holdings (a)	20,986	1,917,491
McKesson Corp.	189,153	30,529,294
MEDNAX, Inc. (a)	360,130	19,223,739
Omnicare, Inc.	502,576	30,335,487
Universal Health Services, Inc. Class B	469,646	38,163,434
VCA Antech, Inc. (a)	1,717,031	53,846,092
		274,055,406
Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc.	504,513	56,177,523

Pharmaceuticals — 4.2%
AbbVie, Inc.	376,078	19,860,679
Actavis PLC (a)	463,790	77,916,720
Hospira, Inc. (a)	98,634	4,071,612
Jazz Pharmaceuticals PLC (a)	730,859	92,497,515
Mallinckrodt PLC (a)	329,650	17,227,509
Mylan, Inc. (a)	1,119,240	48,575,016
Perrigo Co. PLC	42,900	6,583,434
Salix Pharmaceuticals Ltd. (a)	508,744	45,756,435
Valeant Pharmaceuticals International, Inc. (Canada) (a)	616,299	72,302,360
		384,791,280

TOTAL HEALTH CARE		1,084,622,620

INDUSTRIALS — 16.3%
Aerospace & Defense — 1.9%
BE Aerospace, Inc. (a)	549,718	47,841,958
Esterline Technologies Corp. (a)	361,913	36,900,649
Exelis, Inc.	336,300	6,409,878
Hexcel Corp. (a)	623,947	27,884,191
Moog, Inc. Class A (a)	232,797	15,816,228
Textron, Inc.	1,157,374	42,545,068
		177,397,972
Airlines — 2.5%
Copa Holdings SA Class A	303,887	48,655,348
Delta Air Lines, Inc.	2,537,971	69,718,063
Southwest Airlines Co.	2,132,617	40,178,504
Spirit Airlines, Inc. (a)	1,469,083	66,711,059
		225,262,974
Building Products — 0.4%
A.O. Smith Corp.	523,536	28,239,532
Allegion PLC (a)	227,809	10,066,880
		38,306,412
Commercial Services & Supplies — 0.9%
G&K Services, Inc. Class A	312,993	19,477,554
KAR Auction Services, Inc.	367,200	10,850,760
Performant Financial Corp. (a)	267,431	2,754,539
Republic Services, Inc.	879,413	29,196,512
UniFirst Corp.	61,708	6,602,756
West Corp.	331,131	8,513,378
		77,395,499
Construction & Engineering — 1.8%
Dycom Industries, Inc. (a)	340,850	9,472,222
Fluor Corp.	706,785	56,747,768
Granite Construction, Inc.	2,000	69,960
Jacobs Engineering Group, Inc. (a)	986,140	62,116,959
Primoris Services Corp.	121,397	3,779,089
Quanta Services, Inc. (a)	366,455	11,565,320
URS Corp.	467,956	24,796,988
		168,548,306
Electrical Equipment — 1.0%
AMETEK, Inc.	112,063	5,902,358
Babcock & Wilcox Co.	90,977	3,110,504
EnerSys	312,315	21,890,158
Generac Holdings, Inc.	1,018,792	57,704,379
		88,607,399
Industrial Conglomerates — 0.0%
Max India Ltd.	192,857	674,095

Machinery — 3.6%
Crane Co.	273,719	18,407,603
Cummins, Inc.	265,750	37,462,778
Harsco Corp.	691,189	19,374,028
IDEX Corp.	112,700	8,322,895
Illinois Tool Works, Inc.	212,830	17,894,746
Ingersoll-Rand PLC	1,342,528	82,699,725
ITT Corp.	136,230	5,915,107
Pentair Ltd.	154,384	11,991,005
Snap-On, Inc.	499,032	54,653,985

See accompanying notes which are an integral part of the financial statements.

9

	Shares	Value

Common Stocks — continued
INDUSTRIALS — continued
Machinery — continued
SPX Corp.	306,053	$30,485,939
TriMas Corp. (a)	117,377	4,682,169
Wabtec Corp.	350,160	26,006,383
Watts Water Technologies, Inc. Class A	53,602	3,316,356
Woodward, Inc.	262,300	11,963,503
		333,176,222
Professional Services — 3.0%
Corporate Executive Board Co.	164,784	12,759,225
Dun & Bradstreet Corp.	723,860	88,853,815
Huron Consulting Group, Inc. (a)	103,182	6,471,575
Insperity, Inc.	70,744	2,555,981
Kelly Services, Inc. Class A (non-vtg.)	402,077	10,027,800
Manpower, Inc.	997,141	85,614,526
Randstad Holding NV	100,100	6,492,912
Resources Connection, Inc.	80,590	1,154,855
Towers Watson & Co.	378,365	48,283,158
TrueBlue, Inc. (a)	579,653	14,943,454
		277,157,301
Road & Rail — 0.9%
Con-way, Inc.	1,015,994	40,345,122
Old Dominion Freight Lines, Inc. (a)	120,187	6,372,315
Ryder System, Inc.	495,332	36,545,595
		83,263,032
Trading Companies & Distributors — 0.3%
Air Lease Corp. Class A	342,474	10,644,092
United Rentals, Inc. (a)	214,148	16,692,837
		27,336,929

TOTAL INDUSTRIALS		1,497,126,141

INFORMATION TECHNOLOGY — 21.1%
Communications Equipment — 0.9%
Brocade Communications Systems, Inc. (a)	4,769,314	42,303,815
F5 Networks, Inc. (a)	127,729	11,605,457
Juniper Networks, Inc. (a)	903,512	20,392,266
Plantronics, Inc.	106,310	4,938,100
Ubiquiti Networks, Inc.	9,500	436,620
		79,676,258
Computers & Peripherals — 0.5%
EMC Corp.	1,950,383	49,052,132

Electronic Equipment & Components — 2.9%
Arrow Electronics, Inc. (a)	1,338,980	72,639,665
Avnet, Inc.	566,092	24,970,318
CDW Corp.	1,295,532	30,263,628
Flextronics International Ltd. (a)	3,779,683	29,368,137
Jabil Circuit, Inc.	372,389	6,494,464
TE Connectivity Ltd.	1,696,757	93,508,278
Tech Data Corp. (a)	133,490	6,888,084
		264,132,574
Internet Software & Services — 0.9%
Mail.Ru Group Ltd. GDR (Reg. S)	400,800	17,875,680
Stamps.com, Inc. (a)	322,422	13,573,966
Tencent Holdings Ltd.	136,200	8,687,376
Web.com Group, Inc. (a)	382,795	12,169,053
Yahoo!, Inc. (a)	874,416	35,361,383
		87,667,458
IT Services — 9.1%
Alliance Data Systems Corp. (a)(d)	393,367	103,427,985
Broadridge Financial Solutions, Inc.	437,557	17,292,253
Cognizant Technology Solutions Corp. Class A (a)	112,700	11,380,446
Computer Sciences Corp.	363,582	20,316,962
Euronet Worldwide, Inc. (a)	1,873,880	89,665,158
Fidelity National Information Services, Inc.	1,767,577	94,883,533
Fiserv, Inc. (a)	1,655,314	97,746,292
FleetCor Technologies, Inc. (a)	605,240	70,915,971
Genpact Ltd. (a)	218,288	4,009,951
Global Payments, Inc.	1,115,888	72,521,561
Heartland Payment Systems, Inc.	797,585	39,751,636
Jack Henry & Associates, Inc.	43,794	2,593,043
Sapient Corp. (a)	3,724,818	64,662,840
Teletech Holdings, Inc. (a)	1,195,160	28,612,130
Total System Services, Inc.	2,392,510	79,622,733
Vantiv, Inc. (a)	548,321	17,880,748
Visa, Inc. Class A	100,228	22,318,771
		837,602,013
Office Electronics — 0.3%
Xerox Corp.	1,965,303	23,917,738

Semiconductors & Semiconductor Equipment — 4.2%
Avago Technologies Ltd.	535,674	28,331,798
Freescale Semiconductor Holdings I Ltd. (a)(d)	483,355	7,757,848
Intersil Corp. Class A	946,900	10,860,943
Lam Research Corp. (a)	828,420	45,107,469
Microchip Technology, Inc. (d)	553,729	24,779,373
NVIDIA Corp.	2,226,433	35,667,457
NXP Semiconductors NV (a)	1,892,923	86,941,953
PDF Solutions, Inc. (a)	1,273,556	32,628,505
PMC-Sierra, Inc. (a)	336,671	2,164,795
RF Micro Devices, Inc. (a)	4,161,298	21,472,298
Skyworks Solutions, Inc. (a)	3,182,684	90,897,455
		386,609,894
Software — 2.3%
Activision Blizzard, Inc.	1,295,500	23,098,765
Electronic Arts, Inc. (a)	2,451,790	56,244,063
Intuit, Inc.	615,197	46,951,835
Mentor Graphics Corp.	1,864,218	44,871,727
MICROS Systems, Inc. (a)	197,300	11,319,101

See accompanying notes which are an integral part of the financial statements.

10

	Shares	Value

Common Stocks — continued
INFORMATION TECHNOLOGY — continued
Software — continued
Parametric Technology Corp. (a)	405,300	$14,343,567
SS&C Technologies Holdings, Inc. (a)	167,721	7,423,331
Take-Two Interactive Software, Inc. (a)	30,466	529,194
Verint Systems, Inc. (a)	151,581	6,508,888
		211,290,471

TOTAL INFORMATION TECHNOLOGY		1,939,948,538

MATERIALS — 4.4%
Chemicals — 2.5%
Albemarle Corp.	660,456	41,866,306
Ashland, Inc.	444,314	43,116,231
Cytec Industries, Inc.	332,604	30,985,389
LyondellBasell Industries NV Class A	461,413	37,042,236
Methanex Corp.	377,900	22,348,485
Olin Corp. (d)	414,869	11,968,971
PolyOne Corp.	754,867	26,684,548
W.R. Grace &Co. (a)	117,054	11,573,129
		225,585,295

Containers & Packaging — 0.5%
Berry Plastics Group, Inc. (a)	183,322	4,361,230
Packaging Corp. of America	686,077	43,414,953
		47,776,183
Metals & Mining — 0.6%
Commercial Metals Co.	253,961	5,163,027
Goldcorp, Inc.	270,450	5,866,009
Kinross Gold Corp.	521,100	2,281,116
New Gold, Inc. (a)	2,343,220	12,264,818
Osisko Mining Corp. (a)	4,617,200	20,472,593
Steel Dynamics, Inc.	702,237	13,721,711
		59,769,274
Paper & Forest Products — 0.8%
Boise Cascade Co. (e)	2,249,147	66,304,854
PH. Glatfelter Co.	219,413	6,064,575
		72,369,429

TOTAL MATERIALS		405,500,181

TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	213,894	5,514,187

UTILITIES — 0.1%
Electric Utilities — 0.1%
ITC Holdings Corp.	67,830	6,499,471

TOTAL COMMON STOCKS (Cost $7,044,143,469)		9,130,777,928

Nonconvertible Preferred Stocks — 0.2%
FINANCIALS — 0.2%
Consumer Finance — 0.1%
Ally Financial, Inc. 7.00% (f)	6,877	6,567,535

Diversified Financial Services — 0.1%
GMAC Capital Trust I Series 2, 8.125%	402,766	10,769,963

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $13,367,886)		17,337,498

Money Market Funds — 1.8%
Fidelity Cash Central Fund, 0.11% (b)	21,292,397	21,292,397
Fidelity Securities Lending Cash Central Fund, 0.11%(b)(c)	141,654,786	141,654,786

TOTAL MONET MARKET FUNDS (Cost $162,947,183)		162,947,183

TOTAL INVESTMENT PORTFOLIO — 101.5% (Cost $7,220,458,538)		9,311,062,609

NET OTHER ASSETS (LIABILITIES) — (1.5)%		(137,773,926)

NET ASSETS — 100%		$9,173,288,683

Legend

(a)         Non-income producing

(b)         Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(c)          Investment made with cash collateral received from securities on loan.

(d)         Security or a portion of the security is on loan at period end.

(e)          Affiliated company

(f)           Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,567,535 or 0.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

11

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$202,529
Fidelity Securities Lending Cash Central Fund	541,860
Total	$744,389

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value,				Value,
	beginning of		Sales	Dividend	end of
Affiliate	period	Purchases	Proceeds	Income	period
American Public Education, Inc.	$24,902,792	$19,398,002	$11,336,351	$—	$—
Boise Cascade Co.	—	66,820,452	9,134,435	—	66,304,854
Computer Task Group, Inc.	14,011,377	4,598,561	18,122,275	116,965	—
G-III Apparel Group Ltd.	—	53,248,670	4,853,651	—	84,321,456
Ruth’s Hospitality Group, Inc.	—	23,325,553	—	154,014	27,135,501
Sonic Automotive, Inc. Class A (sub. vtg.)	42,873,403	12,225,178	56,939,568	98,155	—
Total	$81,787,572	$179,616,416	$100,386,280	$369,134	$177,761,811

Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,872,763,778	$1,843,680,316	$29,083,462	$—
Consumer Staples	447,272,703	447,272,703	—	—
Energy	487,142,041	487,142,040	1	—
Financials	1,401,725,766	1,307,126,702	94,599,064	—
Health Care	1,084,622,620	1,084,622,620	—	—
Industrials	1,497,126,141	1,497,126,141	—	—
Information Technology	1,939,948,538	1,939,948,538	—	—
Materials	405,500,181	405,500,181	—	—
Telecommunication Services	5,514,187	5,514,187	—	—
Utilities	6,499,471	6,499,471	—	—
Money Market Funds	162,947,183	162,947,183	—	—
Total Investments in Securities:	$9,311,062,609	$9,187,380,082	$123,682,527	$—

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):

United States of America	82.9%
Ireland	3.4%
Bermuda	2.9%
Canada	2.0%
Switzerland	1.4%
Netherlands	1.4%
Japan	1.3%
Others (Individually Less Than 1%)	4.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

12

Financial Statements

Statement of Assets and Liabilities

		December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $140,139,543) — See accompanying schedule:
Unaffiliated issuers (cost $6,928,598,296)	$8,970,353,615
Fidelity Central Funds (cost $162,947,183)	162,947,183
Other affiliated issuers (cost $128,913,059)	177,761,811
Total Investments (cost $7,220,458,538)		$9,311,062,609
Cash		198,682
Receivable for investments sold		36,495,878
Receivable for fund shares sold		1,939,390
Dividends receivable		4,605,196
Interest receivable		1,688
Distributions receivable from Fidelity Central Funds		46,035
Prepaid expenses		20,753
Other receivables		211,225
Total assets		9,354,581,456

Liabilities
Payable for investments purchased	$17,158,152
Payable for fund shares redeemed	16,274,127
Accrued management fee	4,104,634
Distribution and service plan fees payable	1,388,131
Other affiliated payables	626,673
Other payables and accrued expenses	86,270
Collateral on securities loaned, at value	141,654,786
Total liabilities		181,292,773

Net Assets		$9,173,288,683
Net Assets consist of:
Paid in capital		$6,964,835,016
Distributions in excess of net investment income		(109,830)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		117,988,099
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,090,575,398
Net Assets		$9,173,288,683

Initial Class:
Net Asset Value, offering price and redemption price per share ($1,489,788,498 ÷ 40,941,525 shares)		$36.39

Service Class:
Net Asset Value, offering price and redemption price per share ($638,612,041 ÷ 17,662,197 shares)		$36.16

Service Class 2:
Net Asset Value, offering price and redemption price per share ($6,574,623,409 ÷ 184,699,611 shares)		$35.60

Investor Class:
Net Asset Value, offering price and redemption price per share ($470,264,735 ÷ 12,973,378 shares)		$36.25

See accompanying notes which are an integral part of the financial statements.

13

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends (including $369,134 earned from other affiliated issuers)		$94,306,806
Interest		6,833
Income from Fidelity Central Funds		744,389
Total income		95,058,028

Expenses
Management fee	$45,599,756
Transfer agent fees	5,994,754
Distribution and service plan fees	15,423,343
Accounting and security lending fees	1,238,400
Custodian fees and expenses	277,365
Independent trustees’ compensation	42,913
Audit	100,055
Legal	27,674
Interest	2,510
Miscellaneous	70,706
Total expenses before reductions	68,777,476
Expense reductions	(1,101,456)	67,676,020
Net investment income (loss)		27,382,008
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,136,016,430
Other affiliated issuers	8,099,235
Foreign currency transactions	(266,147)
Total net realized gain (loss)		1,143,849,518
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,361,110,166
Assets and liabilities in foreign currencies	(15,928)
Total change in net unrealized appreciation (depreciation)		1,361,094,238
Net gain (loss)		2,504,943,756
Net increase (decrease) in net assets resulting from operations		$2,532,325,764

Statement of Changes in Net Assets

	Year ended	Year ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,382,008	$52,207,355
Net realized gain (loss)	1,143,849,518	687,120,199
Change in net unrealized appreciation (depreciation)	1,361,094,238	249,357,098
Net increase (decrease) in net assets resulting from operations	2,532,325,764	988,684,652
Distributions to shareholders from net investment income	(27,253,843)	(31,106,349)
Distributions to shareholders from net realized gain	(1,079,038,023)	(589,081,150)
Total distributions	(1,106,291,866)	(620,187,499)
Share transactions — net increase (decrease)	356,452,089	167,066,319
Total increase (decrease) in net assets	1,782,485,987	535,563,472
Net Assets
Beginning of period	7,390,802,696	6,855,239,224
End of period (including distributions in excess of net investment income of $109,830 and distributions in excess of net investment income of $1,049,328, respectively)	$9,173,288,683	$7,390,802,696

See accompanying notes which are an integral part of the financial statements.

14

Financial Highlights — Initial Class

Years ended December 31,	2013	2012		2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$30.55	$29.08		$32.69	$25.54	$18.43
Income from Investment Operations
Net investment income (loss)(C)	.18	.29		.08	.11	.12
Net realized and unrealized gain (loss)	10.57	3.99		(3.55)	7.24	7.26
Total from investment operations	10.75	4.28		(3.47)	7.35	7.38
Distributions from net investment income	(.19)	(.20	)(F)	(.08)	(.11)	(.15)
Distributions from net realized gain	(4.72)	(2.61	)(F)	(.06)	(.09)	(.12)
Total distributions	(4.91)	(2.81)		(.14)	(.20)	(.27	)(H)
Net asset value, end of period	$36.39	$30.55		$29.08	$32.69	$25.54
Total Return (A), (B)	36.23%	14.83%		(10.61)%	28.83%	40.09%
Ratios to Average Net Assets (D), (G)
Expenses before reductions	.64%	.65%		.66%	.66%	.68%
Expenses net of fee waivers, if any	.64%	.65%		.66%	.66%	.68%
Expenses net of all reductions	.63%	.63%		.65%	.66%	.68%
Net investment income (loss)	.52%	.90%		.25%	.40%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$1,489,788	$1,217,359		$1,085,843	$1,372,063	$1,053,796
Portfolio turnover rate(E)	132%	187%		84%	25%	57%

(A)            Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)            Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)            Calculated based on average shares outstanding during the period.

(D)            Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds

(E)             Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)              The amounts shown reflect certain reclassifications related to book to tax differences that were made in the yea, shown.

(G)            Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrange-ments and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)           Total distributions of $.27 per share is comprised of distributions from net investment income of $. 153 and distributions from net realized gain of $.115 per share.

Financial Highlights — Service Class

Years ended December 31,	2013	2012		2011		2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$30.39	$28.93		$32.52		$25.40	$18.33
Income from Investment Operations
Net investment income (loss)(C)	.15	.25		.05		.08	.09
Net realized and unrealized gain (loss)	10.49	3.98		(3.54)		7.21	7.23
Total from investment operations	10.64	4.23		(3.49)		7.29	7.32
Distributions from net investment income	(.15)	(.16	)(F)	(.05)		(.08)	(.13)
Distributions from net realized gain	(4.72)	(2.61	)(F)	(.06)		(.09)	(.12)
Total distributions	(4.87)	(2.77)		(.10	)(I)	(.17)	(.25	)(H)
Net asset value, end of period	$36.16	$30.39		$28.93		$32.52	$25.40
Total Return (A), (B)	36.06%	14.75%		(10.72)%		28.75%	39.96%
Ratios to Average Net Assets (D), (G)
Expenses before reductions	.74%	.75%		.76%		.76%	.78%
Expenses net of fee waivers, if any	.74%	.75%		.76%		.76%	.78%
Expenses net of all reductions	.73%	.73%		.75%		.75%	.78%
Net investment income (loss)	.42%	.80%		.15%		.30%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$638,612	$525,875		$566,560		$749,636	$688,509
Portfolio turnover rate(E)	132%	187%		84%		25%	57%

(A)             Total returns do not reflect charges attributable to your insurance company’s separate account Inclusion of these charges would reduce the total returns shown.

(B)             Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)             Calculated based on average shares outstanding during the period.

(D)             Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)              Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)               The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)             Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)            Total distributions of $.25 per share is comprised of distributions from net investment income of $. 130 and distributions from net realized gain of $.115 per share

(I)              Total distributions of $.10 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.055 per share.

See accompanying notes which are an integral part of the financial statements.

15

Financial Highlights — Service Class 2

Years ended December 31,	2013	2012		2011		2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$29.98	$28.58		$32.13		$25.10	$18.12
Income from Investment Operations
Net investment income (loss)(C)	.09	.20		—	(I)	.04	.06
Net realized and unrealized gain (loss)	10.35	3.93		(3.49)		7.12	7.13
Total from investment operations	10.44	4.13		(3.49)		7.16	7.19
Distributions from net investment income	(.10)	(.12	)(G)	(.01)		(.04)	(.10)
Distributions from net realized gain	(4.72)	(2.61	)(G)	(.06)		(.09)	(.12)
Total distributions	(4.82)	(2.73)		(.06	)(K)	(.13)	(.21	)(J)
Net asset value, end of period	$35.60	$29.98		$28.58		$32.13	$25.10
Total Return (A), (B)	35.87%	14.56%		(10.85)%		28.57%	39.75%
Ratios to Average Net Assets (D), (H)
Expenses before reductions	.89%	.90%		.91%		.91%	.93%
Expenses net of fee waivers, if any	.89%	.90%		.91%		.91%	.93%
Expenses net of all reductions	.88%	.88%		.90%		.90%	.93%
Net investment income (loss)	.27%	.65%		—	%(F)	.15%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$6,574,623	$5,335,565		$4,888,475		$5,507,254	$4,840,547
Portfolio turnover rate(E)	132%	187%		84%		25%	57%

(A)            Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)            Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)            Calculated based on average shares outstanding during the period.

(D)            Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)             Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)              Amount represents less than.01%.

(G)            The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(H)           Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment advise or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment advise but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Amount represents less than $.01 per share.

(J)                Total distributions of $.21 per share is comprised of distributions from net investment income of $.099 and distributions from net realized gain of $.115 per share.

(K)           Total distributions of $.06 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.055 per share.

Financial Highlights — Investor Class

Years ended December 31,	2013	2012		2011		2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$30.46	$29.00		$32.60		$25.47	$18.38
Income from Investment Operations
Net investment income (loss)(C)	.15	.26		.05		.09	.10
Net realized and unrealized gain (loss)	10.52	3.98		(3.54)		7.22	7.24
Total from investment operations	10.67	4.24		(3.49)		7.31	7.34
Distributions from net investment income	(.16)	(.17	)(F)	(.06)		(.09)	(.13)
Distributions from net realized gain	(4.72)	(2.61	)(F)	(.06)		(.09)	(.12)
Total distributions	(4.88)	(2.78)		(.11	)(I)	(.18)	(.25	)(H)
Net asset value, end of period	$36.25	$30.46		$29.00		$32.60	$25.47
Total Return (A), (B)	36.08%	14.74%		(10.70)%		28.76%	39.98%
Ratios to Average Net Assets (D), (G)
Expenses before reductions	.73%	.74%		.74%		.75%	.78%
Expenses net of fee waivers, if any	.72%	.74%		.74%		.74%	.78%
Expenses net of all reductions	.71%	.72%		.73%		.74%	.78%
Net investment income (loss)	.44%	.82%		.17%		.32%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$470,265	$312,004		$314,362		$355,842	$233,498
Portfolio turnover rate(E)	132%	187%		84%		25%	57%

(A)            Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

(B)            Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

(C)            Calculated based on average shares outstanding during the period.

(D)            Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

(E)             Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

(F)              The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

(G)            Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment advise or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

(H)           Total distributions of $.25 per share is comprised of distributions from net investment income of $. 133 and distributions from net realized gain of $.115 per share.

(I)                Total distributions of $.11 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.055 per share.

See accompanying notes which are an integral part of the financial statements.

16

Notes to Financial Statements

For the Period ended December 31, 2013

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 — unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

17

Notes to Financial Statements — continued

3. Significant Accounting Policies — continued

Investment Valuation — continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013 is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns maybe subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended December 31, 2012.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), equity-debt classifications, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,134,664,926
Gross unrealized depreciation	(68,758,025)
Net unrealized appreciation (depreciation) on securities and other investments	$2,065,906,901
Tax Cost	$7,245,155,708

18

3. Significant Accounting Policies — continued

Income Tax Information and Distributions to Shareholders — continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$57,231,223
Undistributed long-term capital gain	$85,454,045
Net unrealized appreciation (depreciation)	$2,065,878,228

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$447,151,917	$33,141,259
Long-term Capital Gains	659,139,949	587,046,240
Total	$1,106,291,866	$620,187,499

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,603,037,863 and $11,343,181,612, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund’s average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity Select Co, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$578,774
Service Class 2	14,844,569
$15,423,343

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of. 15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$926,605
Service Class	400,457
Service Class 2	4,082,198
Investor Class	585,494
$5,994,754

19

Notes to Financial Statements — continued

5. Fees and Other Transactions with Affiliates — continued

Transfer Agent Fees — continued

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $22,793 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no inter-fund loans outstanding. The Fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Loan	Weighted Average	Interest
Borrower or Lender	Balance	Interest Rate	Expense
Borrower	$15,863,444.32%		$2,510

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17,059 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $541,860, including $8,671 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$52,363
Service Class	22,646
Service Class 2	232,342
Investor Class	15,109
$322,460

20

8. Expense Reductions — continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $778,364 for the period. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $632.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$6,789,315	$7,288,206
Service Class	2,369,936	2,607,667
Service Class 2	16,251,142	19,598,222
Investor Class	1,843,450	1,612,254
Total	$27,253,843	$31,106,349
From net realized gain
Initial Class	$171,844,111	$95,725,336
Service Class	74,572,730	41,660,274
Service Class 2	779,239,197	427,081,993
Investor Class	53,381,985	24,613,547
Total	$1,079,038,023	$589,081,150

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	5,558,226	6,402,495	$193,708,862	$204,050,267
Reinvestment of distributions	5,179,580	3,396,437	178,633,426	103,013,542
Shares redeemed	(9,638,376)	(7,293,201)	(335,902,909)	(230,382,124)
Net increase (decrease)	1,099,430	2,505,731	$36,439,379	$76,681,685
Service Class
Shares sold	1,085,616	1,205,487	$37,988,284	$38,213,030
Reinvestment of distributions	2,245,047	1,469,023	76,942,666	44,267,941
Shares redeemed	(2,974,756)	(4,949,919)	(103,666,319)	(157,771,038)
Net increase (decrease)	355,907	(2,275,409)	$11,264,631	$(75,290,067)
Service Class 2
Shares sold	10,415,479	19,109,169	$355,999,897	$591,154,837
Reinvestment of distributions	23,570,249	15,039,916	795,490,339	446,680,215
Shares redeemed	(27,268,029)	(27,207,530)	(937,258,266)	(852,537,707)
Net increase (decrease)	6,717,699	6,941,555	$214,231,970	$185,297,345
Investor Class
Shares sold	1,638,297	405,991	$57,671,628	$12,947,576
Reinvestment of distributions	1,606,003	868,126	55,225,435	26,225,801
Shares redeemed	(515,154)	(1,871,160)	(18,380,954)	(58,796,021)
Net increase (decrease)	2,729,146	(597,043)	$94,516,109	$(19,622,644)

11. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Mid Cap Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2014

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Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O’Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O’Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund’s Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s equity and high income funds and another Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds over-seen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the fund’s activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of

23

additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds’ valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Fund’s Trustees.”

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Over-seer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O’Hanley (1957)

Year of Election or Appointment: 2011

Trustee

Mr. O’Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity’s Executive Committee (2010-present). Previously, Mr. O’Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O’Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm’s Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O’Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O’Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor’s U.S. Institute.

*                 Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+                   The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

25

Trustees and Officers — continued

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011 -present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and health-care information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+                   The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

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Name, Year of Birth; Principal Occupation

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (201 0-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

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Trustees and Officers — continued

Name, Year of Birth; Principal Occupation

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR’s Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR’s Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

28

Name, Year of Birth; Principal Occupation

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR’s Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

29

Distributions (Unaudited)

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/07/14	02/07/14	$0.563
Service Class	02/07/14	02/07/14	$0.563
Service Class2	02/07/14	02/07/14	$0.563
Investor Class	02/07/14	02/07/14	$0.563

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013 $660,528,755, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 15%, Service Class designates 15%, Service Class 2 designates 16%, and Investor Class designates 15% of the dividends distributed in December 2013 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

30

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund’s investment personnel, and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers’ investment staff, including its size, education, experience, and resources, as well as the Investment Advisers’ approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and

31

market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity’s global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity’s index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including “open architecture” target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index (“benchmark index”) and a peer group of mutual funds with similar objectives (“peer group”). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers’ explanations for any overperformance or, in the case of the fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

32

VIP Mid Cap Portfolio

The Board has discussed the fund’s underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund’s underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

33

VIP Mid Cap Portfolio

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

34

The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total fund assets under FMR’s management increase, and for higher group fee rates as total fund assets under FMR’s management decrease. FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund’s management contract to modify the description of the “group fee rate” effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract’s tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR’s management increase, and higher as total fund assets under FMR’s management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity’s long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity’s group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity’s cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

35

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

VIPMID-ANN-0214

1.735273.114

Investment Adviser

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-UFID (1213-021814)

Annual Report

December 31, 2013

Classes ADV, I, S, S2 and T

ING Partners, Inc.

■	ING Index Solution Income Portfolio
■	ING Index Solution 2015 Portfolio
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■	ING Index Solution 2035 Portfolio
■	ING Index Solution 2040 Portfolio
■	ING Index Solution 2045 Portfolio
■	ING Index Solution 2050 Portfolio
■	ING Index Solution 2055 Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	16
Report of Independent Registered Public Accounting Firm	19
Statements of Assets and Liabilities	20
Statements of Operations	26
Statements of Changes in Net Assets	29
Financial Highlights	34
Notes to Financial Statements	40
Portfolios of Investments	50
Tax Information	60
Shareholder Meeting Information	61
Director and Officer Information	70
Additional Information	74

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1    Please see the “Additional Information” section regarding rebranding details on page 74.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2015 Index, S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index and S&P Target Date 2045 Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2015, 2020, 2025, 2030, 2035, 2040, 2045 and beyond 2045 retirement horizon, respectively.

3

ING INDEX SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Index Solution Portfolios consist of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2020, ING Index Solution 2025 Portfolio, ING Index Solution 2030, ING Index Solution 2035 Portfolio, ING Index Solution 2040, ING Index Solution 2045 Portfolio, ING Index Solution 2050 and Index Solution 2055 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Index Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1).The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA, and Frank van Etten, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser (“Sub-Adviser”).*

Portfolio Specifics: The Sub-Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocation is expressed as a percentage of its net assets among the asset classes in which the Portfolios invest. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown. Assets are allocated among the Underlying Funds and markets based on judgments made by the Sub-Adviser. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund. The underlying funds are comprised of six passively managed funds and four exchange traded funds (“ETF”).

We began the year with an overweight to international developed and emerging equities and U.S. high yield bonds, funded by an underweight to U.S. large-cap core and core U.S. fixed income. We increased our overweight to U.S. high-yield bonds and underweight to core U.S. fixed income at the beginning of the first quarter as we believed that the former was relatively more attractive and in our opinion should benefit from improved fundamentals, including healthy corporate balance sheets and low default rates. As the quarter progressed, the domestic earnings season was stronger than expected and political issues in the U.S. did not fare as negatively as we feared.

At the beginning of May, we increased our equity exposure and reduced fixed income as economic data had improved substantially in the U.S. and, to a lesser extent, internationally. We also moved to an underweight to emerging markets due to economic weakness in China. Additionally, in May, as part of our annual view process, the Portfolios’ equity allocations glided down, resulting in lower equity allocations across our near-dated and intermediate term Portfolios.

In June, we increased our overweight to high-yield bonds and underweight to core U.S. fixed income as yields spiked, in part due to market overreaction to U.S. Federal Reserve Board (the “Fed”) Chairman Bernanke’s comments about tapering its asset purchases. Given the firm economic environment and our expectations for solid growth, we anticipated high-yield to outperform core fixed income.

At the end of July, based on strong performance in U.S. large-cap core equity and a dramatic rise in yields in July, we took profits on our overweight to U.S. large-cap core and shifted the proceeds to core fixed income, reducing our underweight to this asset class. In August and September, based on news indicating global and European economic acceleration, we increased exposure to European and emerging markets equity by reducing U.S. large-cap core and core fixed income.

In October, we added to U.S. large-cap core with funding from U.S. core fixed income on the basis that improved domestic economic signs were masked by the uncertainty surrounding the U.S. debt ceiling extension and that prospects for a ’taper’ would begin earlier than industry views. In November, we removed our overweight to emerging market equities as the economic improvement in many developing countries stalled. Proceeds from the sale were moved into U.S. large-cap core. Activity measures, profit and margin growth, flows and earnings revisions held static or deteriorated in emerging markets since we initiated the overweight position in September. In late November, to further shorten duration in light of economic data supporting higher rates, we eliminated our exposure to long duration Treasury bonds and added to U.S. core fixed income.

During the year as a whole, tactical moves relative to our strategic benchmarks had a negative impact across the majority of Portfolios. Certain Index Solution Portfolios outperformed their respective Standard & Poor’s (“S&P”) Target Date indices in 2013**. Our far dated portfolios were helped by having a higher equity allocation relative to S&P as equities significantly outperformed bonds in 2013. In contrast, our near-dated Portfolios’ performance was negatively impacted by their more conservative equity allocation relative to S&P.

Current Strategy and Outlook: We believe that equities remain undervalued going into 2014. In our opinion, economic data has indicated that the economic recovery continues and remains supportive of higher interest rates. We are currently overweight equity relative to fixed income and, within equity, have an overweight to developed international markets, specifically Europe, relative to the U.S. Within fixed income, we continue to prefer high-yield bonds to core fixed income to mitigate the impact of rising interest rates. Our stance on duration, i.e., exposure to interest-rate risk, is defensive.

*	Effective April 30, 2013, the shareholders of the ING Index Solution 2020, ING Index Solution 2030, ING Index Solution 2040 and ING Index Solution 2050 Portfolios and effective May 31, 2013, the shareholders of the ING Index Solution Income, ING Index Solution 2015, ING Index Solution 2025, ING Index Solution 2035, ING Index Solution 2045 and ING Index Solution 2055 Portfolios approved the appointment of ING IM as the Sub-Adviser to each Portfolio and replacing the investment committee. Additionally, effective August 30, 2013, Heather Hackett was removed as a portfolio manager and Frank van Etten was added as a portfolio manager for the Portfolios.
**	Each Portfolio’s relative performance versus its respective benchmark can be found on page 5.
(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION PORTFOLIOS

Average Annual Total Returns for the Period Ended December 31, 2013
1 Year
ING Index Solution Income Portfolio, Class S	7.78%
S&P Target Date Retirement Income Index	6.54%
ING Index Solution 2015 Portfolio, Class S	9.69%
S&P Target Date 2015 Index	12.44%
ING Index Solution 2020 Portfolio, Class S	13.63%
S&P Target Date 2020 Index	15.04%
ING Index Solution 2025 Portfolio, Class S	17.00%
S&P Target Date 2025 Index	17.33%
ING Index Solution 2030 Portfolio, Class S	18.78%
S&P Target Date 2030 Index	19.44%
ING Index Solution 2035 Portfolio, Class S	21.97%
S&P Target Date 2035 Index	21.14%
ING Index Solution 2040 Portfolio, Class S	23.53%
S&P Target Date 2040 Index	22.40%
ING Index Solution 2045 Portfolio, Class S	24.07%
S&P Target Date 2045 Index	23.44%
ING Index Solution 2050 Portfolio, Class S	24.03%
S&P Target Date 2045 Index	23.44%
ING Index Solution 2055 Portfolio, Class S	24.15%
S&P Target Date 2045 Index	23.44%

Target Asset Allocation as of December 31, 2013
Asset Class	2055	2050	2045	2040	2035	2030	2025	2020	2015	Income
US Large Cap	43.0%	43.0%	43.0%	43.0%	39.0%	33.0%	30.0%	27.0%	20.0%	20.0%
US Mid Cap	17.0%	17.0%	17.0%	16.0%	15.0%	14.0%	14.0%	11.0%	8.0%	8.0%
US Small Cap	5.0%	5.0%	5.0%	5.0%	5.0%	4.0%	4.0%	3.0%	2.0%	—
International Large Cap	21.0%	21.0%	21.0%	20.0%	19.0%	19.0%	14.0%	11.0%	9.0%	5.0%
Emerging Markets	9.0%	9.0%	9.0%	7.0%	5.0%	5.0%	4.0%	3.0%	3.0%	2.0%
Core Fixed Income	5.0%	5.0%	5.0%	7.0%	11.0%	19.0%	25.0%	36.0%	49.0%	56.0%
High Yield	—	—	—	2.0%	6.0%	6.0%	9.0%	9.0%	9.0%	9.0%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

5

ING INDEX SOLUTION INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	7.50%	7.28%	4.80%	—
Class I	8.10%	7.82%	5.35%	—
Class S	7.78%	7.55%	5.06%	—
Class S2	7.64%	—	—	7.91%
Class T	7.28%	7.04%	4.58%	—
S&P Target Date Retirement Income Index	6.54%	7.88%	4.95%	8.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2015 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	9.42%	8.85%	4.46%	—
Class I	9.97%	9.40%	4.97%	—
Class S	9.69%	9.12%	4.72%	—
Class S2	9.56%	—	—	9.53%
Class T	9.24%	8.63%	4.23%	—
S&P Target Date 2015 Index	12.44%	10.82%	6.12%	11.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2015 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

ING INDEX SOLUTION 2020 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	13.55%	14.61%
Class I	14.02%	15.13%
Class S	13.63%	14.76%
Class S2	13.64%	14.75%
Class T	13.30%	14.34%
S&P Target Date 2020 Index	15.04%	16.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2025 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	16.77%	11.69%	5.36%	—
Class I	17.38%	12.24%	5.88%	—
Class S	17.00%	11.98%	5.62%	—
Class S2	16.87%	—	—	12.57%
Class T	16.58%	11.43%	5.12%	—
S&P Target Date 2025 Index	17.33%	13.05%	6.82%	13.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2025 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

ING INDEX SOLUTION 2030 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	18.71%	19.41%
Class I	19.32%	20.00%
Class S	18.78%	19.55%
Class S2	18.79%	19.55%
Class T	18.56%	19.18%
S&P Target Date 2030 Index	19.44%	20.21%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2035 PORTFOLIO

Average Annual Total Returns for the Period Endeds December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	21.67%	13.35%	5.88%	—
Class I	22.29%	13.90%	6.41%	—
Class S	21.97%	13.62%	6.15%	—
Class S2	21.74%	—	—	14.26%
Class T	21.38%	13.05%	5.62%	—
S&P Target Date 2035 Index	21.14%	14.56%	7.10%	15.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2035 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

11

ING INDEX SOLUTION 2040 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	23.19%	22.78%
Class I	23.90%	23.43%
Class S	23.53%	23.03%
Class S2	23.36%	22.91%
Class T	23.02%	22.58%
S&P Target Date 2040 Index	22.40%	22.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2045 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	23.74%	14.37%	5.85%
Class I	24.34%	14.95%	6.39%	—
Class S	24.07%	14.67%	6.14%	—
Class S2	23.86%	—	—	15.25%
Class T	23.52%	14.12%	5.63%	—
S&P Target Date 2045 Index	23.44%	15.38%	7.19%	16.14%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2045 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

13

ING INDEX SOLUTION 2050 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	23.69%	23.10%
Class I	24.41%	23.75%
Class S	24.03%	23.35%
Class S2	23.76%	23.23%
Class T	23.53%	22.90%
S&P Target Date 2045 Index	23.44%	23.47%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2055 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, T and S2 March 8, 2010
Class ADV	23.83%	11.81%
Class I	24.32%	12.37%
Class S	24.15%	12.10%
Class S2	23.92%	11.92%
Class T	23.61%	11.58%
S&P Target Date 2045 Index	23.44%	12.62%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended Decemeber 31, 2013**
ING Index Solution Income Portfolio
Class ADV	$1,000.00	$1,059.10	0.61%	$3.17	$1,000.00	$1,022.13	0.61%	$3.11
Class I	1000.00	1061.40	0.11	0.57	1000.00	1024.65	0.11	0.56
Class S	1000.00	1060.00	0.36	1.87	1000.00	1023.39	0.36	1.84
Class S2	1000.00	1059.40	0.51	2.65	1000.00	1022.63	0.51	2.60
Class T	1000.00	1057.00	0.81	4.20	1000.00	1021.12	0.81	4.13
ING Index Solution 2015 Portfolio
Class ADV	1,000.00	1,070.40	0.61	3.18	1,000.00	1,022.13	0.61	3.11
Class I	1,000.00	1,072.30	0.11	0.57	1,000.00	1,024.65	0.11	0.56
Class S	1,000.00	1,071.40	0.36	1.88	1,000.00	1,023.39	0.36	1.84
Class S2	1,000.00	1,070.80	0.51	2.66	1,000.00	1,022.63	0.51	2.60
Class T	1,000.00	1,069.90	0.81	4.23	1,000.00	1,021.12	0.81	4.13

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

16

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended Decemeber 31, 2013**
ING Index Solution 2020 Portfolio
Class ADV	$1,000.00	$1,089.60	0.62%	$3.27	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,092.50	0.12	0.63	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,089.60	0.37	1.95	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,090.60	0.52	2.74	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,088.90	0.82	4.32	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2025 Portfolio
Class ADV	1,000.00	1,109.00	0.61	3.24	1,000.00	1,022.13	0.61	3.11
Class I	1,000.00	1,111.60	0.11	0.59	1,000.00	1,024.65	0.11	0.56
Class S	1,000.00	1,109.60	0.36	1.91	1,000.00	1,023.39	0.36	1.84
Class S2	1,000.00	1,108.60	0.51	2.71	1,000.00	1,022.63	0.51	2.60
Class T	1,000.00	1,108.20	0.81	4.30	1,000.00	1,021.12	0.81	4.13
ING Index Solution 2030 Portfolio
Class ADV	1,000.00	1,119.10	0.61	3.26	1,000.00	1,022.13	0.61	3.11
Class I	1,000.00	1,122.50	0.11	0.59	1,000.00	1,024.65	0.11	0.56
Class S	1,000.00	1,119.00	0.36	1.92	1,000.00	1,023.39	0.36	1.84
Class S2	1,000.00	1,120.00	0.51	2.73	1,000.00	1,022.63	0.51	2.60
Class T	1,000.00	1,118.40	0.81	4.33	1,000.00	1,021.12	0.81	4.13
ING Index Solution 2035 Portfolio
Class ADV	1,000.00	1,133.70	0.62	3.33	1,000.00	1,022.08	0.62	3.16
Class I	1,000.00	1,136.70	0.12	0.65	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,135.20	0.37	1.99	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,134.30	0.52	2.80	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,132.10	0.82	4.41	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2040 Portfolio
Class ADV	1,000.00	1,141.00	0.61	3.29	1,000.00	1,022.13	0.61	3.11
Class I	1,000.00	1,144.60	0.11	0.59	1,000.00	1,024.65	0.11	0.56
Class S	1,000.00	1,142.60	0.36	1.94	1,000.00	1,023.39	0.36	1.84
Class S2	1,000.00	1,141.80	0.51	2.75	1,000.00	1,022.63	0.51	2.60
Class T	1,000.00	1,140.20	0.81	4.37	1,000.00	1,021.12	0.81	4.13
ING Index Solution 2045 Portfolio
Class ADV	1,000.00	1,147.90	0.61	3.30	1,000.00	1,022.13	0.61	3.11
Class I	1,000.00	1,151.00	0.11	0.60	1,000.00	1,024.65	0.11	0.56
Class S	1,000.00	1,149.80	0.36	1.95	1,000.00	1,023.39	0.36	1.84
Class S2	1,000.00	1,147.90	0.51	2.76	1,000.00	1,022.63	0.51	2.60
Class T	1,000.00	1,146.90	0.81	4.38	1,000.00	1,021.12	0.81	4.13
ING Index Solution 2050 Portfolio
Class ADV	1,000.00	1,145.80	0.62	3.35	1,000.00	1,022.08	0.62	3.16
Class I	1,000.00	1,149.40	0.12	0.65	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,146.40	0.37	2.00	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,145.70	0.52	2.81	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,145.00	0.82	4.43	1,000.00	1,021.07	0.82	4.18

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

17

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended Decemeber 31, 2013**
ING Index Solution 2055 Portfolio
Class ADV	$1,000.00	$1,147.90	0.61%	$3.30	$1,000.00	$1,022.13	0.61%	$3.11
Class I	1,000.00	1,150.80	0.11	0.60	1,000.00	1,024.65	0.11	0.56
Class S	1,000.00	1,149.60	0.36	1.95	1,000.00	1,023.39	0.36	1.84
Class S2	1,000.00	1,148.80	0.51	2.76	1,000.00	1,022.63	0.51	2.60
Class T	1,000.00	1,147.40	0.81	4.38	1,000.00	1,021.12	0.81	4.13

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2020 Portfolio, Index Solution 2025 Portfolio, Index Solution 2030 Portfolio, ING Index Solution 2035 Portfolio, Index Solution 2040 Portfolio, ING Index Solution 2045 Portfolio, Index Solution 2050 Portfolio, and ING Index Solution 2055 Portfolio, each a series of ING Partners, Inc., as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for the each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2014

19

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2020 Portfolio	ING Index Solution 2025 Portfolio
ASSETS:
Investments in securities at fair value*	$25,638,246	$41,095,208	$2,472	$70,345,444
Investments in affiliated underlying funds at fair value**	158,085,781	251,253,308	15,357	431,393,253
Total investments at fair value	$183,724,027	$292,348,516	$17,829	$501,738,697
Cash	35,039	342,965	63	2,502,189
Receivables:
Investment in affiliated underlying funds sold	94,589	2,314,609	—	3,801,420
Fund shares sold	8,798	56,027	—	147,268
Dividends	110,042	173,160	10	286,922
Prepaid expenses	674	1,063	—	1,772
Reimbursement due from manager	23,406	36,805	607	64,001
Total assets	183,996,575	295,273,145	18,509	508,542,269
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	288,802	40	2,405,755
Payable for fund shares redeemed	103,387	2,370,636	—	3,948,688
Payable for investment management fees	19,990	31,882	2	53,745
Payable for administrative fees	15,560	24,913	2	42,186
Payable for distribution and shareholder service fees	46,063	86,777	5	155,716
Payable for trustee fees	928	1,415	1	2,249
Other accrued expenses and liabilities	19,654	24,928	186	45,105
Total liabilities	205,582	2,829,353	236	6,653,444
NET ASSETS	$183,790,993	$292,443,792	$18,273	$501,888,825
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$165,541,904	$260,174,037	$15,066	$416,891,513
Undistributed net investment income	3,885,480	5,786,003	371	8,889,270
Accumulated net realized gain	7,946,048	12,101,528	976	21,921,399
Net unrealized appreciation	6,417,561	14,382,224	1,860	54,186,643
NET ASSETS	$183,790,993	$292,443,792	$18,273	$501,888,825
__________________
* Cost of investments in securities	$25,001,939	$40,130,891	$2,415	$68,822,915
** Cost of investments in affiliated underlying funds	$152,304,527	$237,835,401	$13,554	$378,729,139

See Accompanying Notes to Financial Statements

20

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2013 (CONTINUED)

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2020 Portfolio	ING Index Solution 2025 Portfolio
Class ADV
Net assets	$37,885,595	$127,503,216	$3,647	$245,757,669
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,531,856	11,763,229	301	21,131,933
Net asset value and redemption price per share	$10.73	$10.84	$12.11	$11.63

Class I
Net assets	$5,682,465	$24,660,809	$3,667	$33,098,350
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	519,483	2,235,158	301	2,795,312
Net asset value and redemption price per share	$10.94	$11.03	$12.18	$11.84

Class S
Net assets	$134,689,165	$118,482,021	$3,670	$174,380,352
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,415,130	10,821,786	301	14,851,251
Net asset value and redemption price per share	$10.85	$10.95	$12.19	$11.74

Class S2
Net assets	$5,530,530	$21,794,473	$3,652	$48,648,957
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	518,899	2,021,302	301	4,200,598
Net asset value and redemption price per share	$10.66	$10.78	$12.13	$11.58

Class T
Net assets	$3,238	$3,273	$3,637	$3,497
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	300	300	301	300
Net asset value and redemption price per share	$10.79	$10.91	$12.08	$11.66

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Index Solution 2030 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2040 Portfolio	ING Index Solution 2045 Portfolio
ASSETS:
Investments in securities at fair value*	$2,301	$48,652,883	$1,624	$14,570,578
Investments in affiliated underlying funds at fair value**	17,186	356,895,383	19,144	229,110,063
Total investments at fair value	$19,487	$405,548,266	$20,768	$243,680,641
Cash	81	2,363,444	79	602,900
Receivables:
Investment in affiliated underlying funds sold	—	2,759,385	—	1,000,053
Fund shares sold	—	185,508	—	135,741
Dividends	8	169,668	5	33,491
Prepaid expenses	—	1,395	—	830
Reimbursement due from manager	552	45,492	372	27,258
Total assets	20,128	411,073,158	21,224	245,480,914
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	41	2,314,130	40	567,266
Payable for fund shares redeemed	—	2,944,893	—	1,135,794
Payable for investment management fees	2	41,600	2	22,484
Payable for administrative fees	2	33,773	2	20,146
Payable for distribution and shareholder service fees	6	128,948	7	76,873
Payable for trustee fees	1	1,756	1	1,014
Other accrued expenses and liabilities	168	34,203	58	15,195
Total liabilities	220	5,499,303	110	1,838,772
NET ASSETS	$19,908	$405,573,855	$21,114	$243,642,142
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,073	$322,507,304	$15,076	$190,888,221
Undistributed net investment income	363	6,396,810	325	3,245,163
Accumulated net realized gain	1,295	20,343,400	1,425	12,700,293
Net unrealized appreciation	3,177	56,326,341	4,288	36,808,465
NET ASSETS	$19,908	$405,573,855	$21,114	$243,642,142
__________________
* Cost of investments in securities	$2,234	$47,372,227	$1,567	$13,933,276
** Cost of investments in affiliated underlying funds	$14,076	$301,849,698	$14,913	$192,938,900

See Accompanying Notes to Financial Statements

22

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2013 (CONTINUED)

	ING Index Solution 2030 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2040 Portfolio	ING Index Solution 2045 Portfolio
Class ADV
Net assets	$3,972	$208,245,593	$4,211	$128,132,805
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	17,338,986	301	10,458,062
Net asset value and redemption price per share	$13.19	$12.01	$13.98	$12.25

Class I
Net assets	$3,998	$20,257,177	$4,242	$11,305,666
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	1,655,627	301	903,040
Net asset value and redemption price per share	$13.28	$12.24	$14.09	$12.52

Class S
Net assets	$3,997	$133,001,274	$4,243	$83,715,729
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	10,964,491	301	6,753,715
Net asset value and redemption price per share	$13.27	$12.13	$14.09	$12.40

Class S2
Net assets	$3,976	$44,066,204	$4,217	$20,484,257
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	3,677,137	301	1,672,949
Net asset value and redemption price per share	$13.21	$11.98	$14.00	$12.24

Class T
Net assets	$3,965	$3,607	$4,201	$3,685
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	300	301	300
Net asset value and redemption price per share	$13.17	$12.02	$13.95	$12.28

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Index Solution 2050 Portfolio	ING Index Solution 2055 Portfolio
ASSETS:
Investments in securities at fair value*	$1,252	$2,792,908
Investments in affiliated underlying funds at fair value**	19,635	44,343,616
Total investments at fair value	$20,887	$47,136,524
Cash	41	264,417
Receivables:
Fund shares sold	—	302,008
Dividends	3	6,074
Prepaid expenses	—	150
Reimbursement due from manager	364	11,781
Total assets	21,295	47,720,954
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	41	459,169
Payable for fund shares redeemed	—	95,891
Payable for investment management fees	2	4,262
Payable for administrative fees	2	3,838
Payable for distribution and shareholder service fees	7	14,964
Payable for trustee fees	1	178
Other accrued expenses and liabilities	54	3,687
Total liabilities	107	581,989
NET ASSETS	$21,188	$47,138,965
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,076	$38,186,593
Undistributed net investment income	308	574,922
Accumulated net realized gain	1,406	2,130,692
Net unrealized appreciation	4,398	6,246,758
NET ASSETS	$21,188	$47,138,965
__________________
* Cost of investments in securities	$1,197	$2,675,385
** Cost of investments in affiliated underlying funds	$15,292	$38,214,381

See Accompanying Notes to Financial Statements

24

STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2013 (CONTINUED)

	ING Index Solution 2050 Portfolio	ING Index Solution 2055 Portfolio
Class ADV
Net assets	$4,226	$24,873,065
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	1,706,604
Net asset value and redemption price per share	$14.03	$14.57

Class I
Net assets	$4,257	$1,782,145
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	120,555
Net asset value and redemption price per share	$14.14	$14.78

Class S
Net assets	$4,258	$15,267,076
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	1,039,728
Net asset value and redemption price per share	$14.14	$14.68

Class S2
Net assets	$4,232	$5,212,299
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	357,188
Net asset value and redemption price per share	$14.05	$14.59

Class T
Net assets	$4,215	$4,380
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	301
Net asset value and redemption price per share	$14.00	$14.55

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2020 Portfolio	ING Index Solution 2025 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$3,006,210	$4,619,731	$277	$7,086,779
Interest	31	50	—	95
Dividends	1,247,741	1,907,340	122	3,087,153
Total investment income	4,253,982	6,527,121	399	10,174,027

EXPENSES:
Investment management fees	215,243	328,859	20	529,012
Distribution and shareholder service fees:
Class ADV	169,264	601,248	16	1,087,707
Class S	347,577	289,114	8	393,913
Class S2	24,821	100,979	16	212,178
Class T	23	22	26	24
Transfer agent fees	399	475	207	646
Administrative service fees	185,688	282,924	18	449,811
Shareholder reporting expense	9,110	11,825	1,938	24,200
Professional fees	32,246	49,020	7,275	72,868
Custody and accounting expense	14,790	21,700	454	31,374
Trustee fees	5,571	8,488	1	13,494
Miscellaneous expense	11,024	8,452	7,162	14,102
Interest expense	—	—	1	—
Total expenses	1,015,756	1,703,106	17,142	2,829,329
Net waived and reimbursed fees	(267,502)	(409,393)	(17,079)	(665,997)
Net expenses	748,254	1,293,713	63	2,163,332
Net investment income	3,505,728	5,233,408	336	8,010,695

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	74,548	68,217	(29)	(463,299)
Capital gain distributions from affiliated underlying funds	2,382,833	3,624,319	255	6,752,107
Sale of affiliated underlying funds	6,533,517	10,173,387	798	17,407,112
Net realized gain	8,990,898	13,865,923	1,024	23,695,920
Net change in unrealized appreciation (depreciation) on:
Investments	229,939	435,440	24	791,257
Affiliated underlying funds	1,049,412	6,340,535	872	37,186,876
Net change in unrealized appreciation (depreciation)	1,279,351	6,775,975	896	37,978,133
Net realized and unrealized gain	10,270,249	20,641,898	1,920	61,674,053
Increase in net assets resulting from operations	$13,775,977	$25,875,306	$2,256	$69,684,748

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Index Solution 2030 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2040 Portfolio	ING Index Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$299	$5,698,990	$322	$3,395,060
Interest	—	71	—	35
Dividends	97	1,792,977	53	439,280
Total investment income	396	7,492,038	375	3,834,375

EXPENSES:
Investment management fees	20	401,923	21	219,974
Distribution and shareholder service fees:
Class ADV	21	901,751	22	531,708
Class S	11	286,543	11	172,115
Class S2	22	186,325	22	87,001
Class T	29	24	30	24
Transfer agent fees	209	598	207	457
Administrative service fees	18	351,247	20	202,978
Shareholder reporting expense	1,978	17,704	1,928	9,284
Professional fees	7,275	56,183	7,275	35,588
Custody and accounting expense	409	24,215	239	14,074
Trustee fees	1	10,537	1	6,089
Miscellaneous expense	6,647	13,117	6,647	10,903
Total expenses	16,640	2,250,167	16,423	1,290,195
Net waived and reimbursed fees	(16,572)	(488,588)	(16,334)	(286,095)
Net expenses	68	1,761,579	89	1,004,100
Net investment income	328	5,730,459	286	2,830,275

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(31)	(285,033)	(34)	(340,034)
Capital gain distributions from affiliated underlying funds	290	5,727,853	352	3,531,059
Sale of affiliated underlying funds	1,083	16,107,103	1,152	10,489,991
Net realized gain	1,342	21,549,923	1,470	13,681,016
Net change in unrealized appreciation (depreciation) on:
Investments	41	908,420	50	563,016
Affiliated underlying funds	1,532	40,412,526	2,318	26,366,189
Net change in unrealized appreciation (depreciation)	1,573	41,320,946	2,368	26,929,205
Net realized and unrealized gain	2,915	62,870,869	3,838	40,610,221
Increase in net assets resulting from operations	$3,243	$68,601,328	$4,124	$43,440,496

See Accompanying Notes to Financial Statements

27

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Index Solution 2050 Portfolio	ING Index Solution 2055 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$316	$610,144
Interest	—	5
Dividends	42	73,339
Total investment income	358	683,488

EXPENSES:
Investment management fees	21	38,388
Distribution and shareholder service fees:
Class ADV	22	93,561
Class S	11	27,826
Class S2	22	22,739
Class T	30	31
Transfer agent fees	208	433
Administrative service fees	20	35,594
Shareholder reporting expense	1,928	6,602
Professional fees	7,275	12,274
Custody and accounting expense	219	3,560
Trustee fees	1	1,068
Miscellaneous expense	6,647	8,251
Total expenses	16,404	250,327
Net waived and reimbursed fees	(16,314)	(70,618)
Net expenses	90	179,709
Net investment income	268	503,779

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(32)	(31,124)
Capital gain distributions from affiliated underlying funds	348	612,115
Sale of affiliated underlying funds	1,133	1,816,169
Net realized gain	1,449	2,397,160
Net change in unrealized appreciation (depreciation) on:
Investments	48	105,590
Affiliated underlying funds	2,419	4,683,631
Net change in unrealized appreciation (depreciation)	2,467	4,789,221
Net realized and unrealized gain	3,916	7,186,381
Increase in net assets resulting from operations	$4,184	$7,690,160

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution Income Portfolio		ING Index Solution 2015 Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$3,505,728	$3,604,412	$5,233,408	$4,248,453
Net realized gain	8,990,898	7,666,620	13,865,923	8,177,993
Net change in unrealized appreciation	1,279,351	3,656,997	6,775,975	8,962,568
Increase in net assets resulting from operations	13,775,977	14,928,029	25,875,306	21,389,014

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(926,741)	(662,737)	(2,372,751)	(1,651,150)
Class I	(260,218)	(207,209)	(620,470)	(326,331)
Class S	(3,917,226)	(3,569,484)	(2,432,743)	(1,856,825)
Class S2	(157,587)	(96,139)	(462,935)	(227,817)
Class T	(82)	(68)	(54)	(43)
Net realized gains:
Class ADV	(1,180,693)	(954,575)	(3,167,388)	(2,868,999)
Class I	(288,121)	(255,859)	(693,265)	(471,906)
Class S	(4,737,024)	(4,873,967)	(3,012,270)	(3,057,376)
Class S2	(188,602)	(124,484)	(566,053)	(364,882)
Class T	(115)	(113)	(85)	(93)
Total distributions	(11,656,409)	(10,744,635)	(13,328,014)	(10,825,422)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,987,920	27,445,842	62,878,082	94,759,547
Reinvestment of distributions	11,656,213	10,744,454	13,327,874	10,825,287
	35,644,133	38,190,296	76,205,956	105,584,834
Cost of shares redeemed	(41,796,924)	(31,315,298)	(64,238,262)	(40,357,565)
Net increase (decrease) in net assets resulting from capital share transactions	(6,152,791)	6,874,998	11,967,694	65,227,269
Net increase (decrease) in net assets	(4,033,223)	11,058,392	24,514,986	75,790,861

NET ASSETS:
Beginning of year or period	187,824,216	176,765,824	267,928,806	192,137,945
End of year or period	$183,790,993	$187,824,216	$292,443,792	$267,928,806
Undistributed net investment income at end of year or period	$3,885,480	$5,259,856	$5,786,003	$5,886,824

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2020 Portfolio		ING Index Solution 2025 Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$336	$293	$8,010,695	$5,461,831
Net realized gain	1,024	1,105	23,695,920	13,351,882
Net change in unrealized appreciation	896	419	37,978,133	17,628,339
Increase in net assets resulting from operations	2,256	1,817	69,684,748	36,442,052

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(80)	(6)	(3,089,476)	(1,729,019)
Class I	(94)	(9)	(552,641)	(295,775)
Class S	(66)	(7)	(2,446,238)	(1,474,506)
Class S2	(83)	(6)	(655,765)	(388,185)
Class T	(70)	(4)	(36)	(23)
Net realized gains:
Class ADV	(162)	(158)	(6,103,259)	(3,916,939)
Class I	(162)	(158)	(880,548)	(514,206)
Class S	(162)	(158)	(4,360,252)	(2,991,981)
Class S2	(162)	(158)	(1,203,152)	(754,693)
Class T	(162)	(158)	(92)	(79)
Total distributions	(1,203)	(822)	(19,291,459)	(12,065,406)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	119,226,787	143,445,295
Payment by affiliate	22	—	—	—
Reinvestment of distributions	4	3	19,291,331	12,065,303
	26	3	138,518,118	155,510,598
Cost of shares redeemed	—	—	(68,633,071)	(40,154,165)
Net increase in net assets resulting from capital share transactions	26	3	69,885,047	115,356,433
Net increase in net assets	1,079	998	120,278,336	139,733,079

NET ASSETS:
Beginning of year or period	17,194	16,196	381,610,489	241,877,410
End of year or period	$18,273	$17,194	$501,888,825	$381,610,489
Undistributed net investment income at end of year or period	$371	$394	$8,889,270	$6,741,769

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2030 Portfolio		ING Index Solution 2035 Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$328	$341	$5,730,459	$3,739,148
Net realized gain	1,342	1,081	21,549,923	9,966,196
Net change in unrealized appreciation	1,573	905	41,320,946	18,118,165
Increase in net assets resulting from operations	3,243	2,327	68,601,328	31,823,509
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(81)	(3)	(2,010,814)	(1,125,085)
Class I	(96)	(6)	(283,976)	(181,830)
Class S	(68)	(4)	(1,501,240)	(840,026)
Class S2	(85)	(4)	(466,568)	(280,305)
Class T	(72)	(1)	(27)	(16)
Net realized gains:
Class ADV	(165)	(202)	(4,866,846)	(3,933,503)
Class I	(166)	(202)	(528,283)	(457,931)
Class S	(166)	(202)	(3,155,944)	(2,512,243)
Class S2	(165)	(202)	(1,026,518)	(781,442)
Class T	(165)	(202)	(91)	(96)
Total distributions	(1,229)	(1,028)	(13,840,307)	(10,112,477)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	104,165,460	114,056,470
Payment by affiliate	30	—	—	—
Reinvestment of distributions	4	3	13,840,190	10,112,365
	34	3	118,005,650	124,168,835
Cost of shares redeemed	—	—	(58,115,454)	(34,014,634)
Net increase in net assets resulting from capital share transactions	34	3	59,890,196	90,154,201
Net increase in net assets	2,048	1,302	114,651,217	111,865,233

NET ASSETS:
Beginning of year or period	17,860	16,558	290,922,638	179,057,405
End of year or period	$19,908	$17,860	$405,573,855	$290,922,638
Undistributed net investment income at end of year or period	$363	$402	$6,396,810	$4,261,700

See Accompanying Notes to Financial Statements

31

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2040 Portfolio		ING Index Solution 2045 Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$286	$237	$2,830,275	$1,836,781
Net realized gain	1,470	1,177	13,681,016	5,541,200
Net change in unrealized appreciation	2,368	1,130	26,929,205	11,985,020
Increase in net assets resulting from operations	4,124	2,544	43,440,496	19,363,001
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(55)	—	(968,698)	(574,755)
lass I	(71)	(2)	(138,705)	(138,703)
Class S	(42)	(1)	(757,322)	(454,638)
Class S2	(58)	(1)	(170,865)	(115,478)
Class T	(48)	—	(20)	(13)
Net realized gains:
Class ADV	(189)	(239)	(2,875,149)	(1,811,927)
Class I	(189)	(239)	(304,199)	(308,590)
Class S	(189)	(239)	(1,914,221)	(1,208,751)
Class S2	(189)	(239)	(464,427)	(289,035)
Class T	(189)	(239)	(92)	(77)
Total distributions	(1,219)	(1,199)	(7,593,698)	(4,901,967)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	69,264,825	60,551,568
Payment by affiliate	30	—	—	—
Reinvestment of distributions	5	4	7,593,585	4,901,877
	35	4	76,858,410	65,453,445
Cost of shares redeemed	—	—	(37,910,260)	(16,104,649)
Net increase in net assets resulting from capital share transactions	35	4	38,948,150	49,348,796
Net increase in net assets	2,940	1,349	74,794,948	63,809,830
NET ASSETS:
Beginning of year or period	18,174	16,825	168,847,194	105,037,364
End of year or period	$21,114	$18,174	$243,642,142	$168,847,194
Undistributed net investment income at end of year or period	$325	$274	$3,245,163	$2,033,890

See Accompanying Notes to Financial Statements

32

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2050 Portfolio		ING Index Solution 2055 Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$268	$229	$503,779	$267,028
Net realized gain	1,449	1,210	2,397,160	527,585
Net change in unrealized appreciation	2,467	1,129	4,789,221	1,787,232
Increase in net assets resulting from operations	4,184	2,568	7,690,160	2,581,845

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(51)	—	(146,323)	(25,618)
Class I	(68)	(2)	(13,476)	(6,000)
Class S	(39)	(1)	(96,995)	(28,363)
Class S2	(55)	—	(35,569)	(12,664)
Class T	(44)	—	(15)	—
Net realized gains:
Class ADV	(157)	(278)	(340,888)	(96,797)
Class I	(157)	(279)	(23,915)	(12,819)
Class S	(157)	(279)	(199,083)	(72,254)
Class S2	(157)	(278)	(81,251)	(29,586)
Class T	(157)	(278)	(71)	(34)
Total distributions	(1,042)	(1,395)	(937,586)	(284,135)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	20,756,086	16,975,789
Payment by affiliate	31	—	—	—
Reinvestment of distributions	4	4	937,501	284,102
	35	4	21,693,587	17,259,891
Cost of shares redeemed	—	—	(8,929,088)	(2,350,906)
Net increase in net assets resulting from capital share transactions	35	4	12,764,499	14,908,985
Net increase in net assets	3,177	1,177	19,517,073	17,206,695

NET ASSETS:
Beginning of year or period	18,011	16,834	27,621,892	10,415,197
End of year or period	$21,188	$18,011	$47,138,965	$27,621,892
Undistributed net investment income at end of year or period	$308	$256	$574,922	$292,315

See Accompanying Notes to Financial Statements

33

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution Income Portfolio
Class ADV
12-31-13	10.64	0.19	•	0.58	0.77	0.30	0.38		—	0.68	—	10.73	7.50	0.76	0.61	0.61	1.74	37,886	39
12-31-12	10.42	0.19	•	0.67	0.86	0.26	0.38		—	0.64	—	10.64	8.36	0.71	0.62	0.62	1.79	31,359	45
12-31-11	10.76	0.14		0.09	0.23	0.25	0.32		—	0.57	—	10.42	2.35	0.62	0.62	0.62	1.46	25,479	78
12-31-10	10.22	0.23	•	0.52	0.75	0.11	0.10		—	0.21	—	10.76	7.37	0.62	0.62	0.62	2.24	19,550	45
12-31-09	9.24	0.12	•	0.89	1.01	0.03	—		—	0.03	—	10.22	11.02	0.62	0.62	0.62	1.26	9,310	51
Class I
12-31-13	10.82	0.22	•	0.63	0.85	0.35	0.38		—	0.73	—	10.94	8.10	0.26	0.11	0.11	2.01	5,682	39
12-31-12	10.59	0.27	•	0.64	0.91	0.30	0.38		—	0.68	—	10.82	8.75	0.21	0.12	0.12	2.53	10,690	45
12-31-11	10.90	0.21	•	0.09	0.30	0.29	0.32		—	0.61	—	10.59	2.99	0.12	0.12	0.12	2.01	6,699	78
12-31-10	10.31	0.28	•	0.53	0.81	0.12	0.10		—	0.22	—	10.90	7.96	0.12	0.12	0.12	2.67	1,702	45
12-31-09	9.29	0.16	•	0.90	1.06	0.04	—		—	0.04	—	10.31	11.46	0.12	0.12	0.12	1.66	1,198	51
Class S
12-31-13	10.74	0.21	•	0.60	0.81	0.32	0.38		—	0.70	—	10.85	7.78	0.51	0.36	0.36	1.92	134,689	39
12-31-12	10.51	0.21	•	0.68	0.89	0.28	0.38		—	0.66	—	10.74	8.52	0.46	0.37	0.37	1.97	141,443	45
12-31-11	10.82	0.19		0.08	0.27	0.26	0.32		—	0.58	—	10.51	2.73	0.37	0.37	0.37	1.64	142,821	78
12-31-10	10.26	0.25	•	0.52	0.77	0.11	0.10		—	0.21	—	10.82	7.61	0.37	0.37	0.37	2.39	153,900	45
12-31-09	9.26	0.20	•	0.84	1.04	0.04	—		—	0.04	—	10.26	11.27	0.37	0.37	0.37	2.01	154,022	51
Class S2
12-31-13	10.58	0.20	•	0.58	0.78	0.32	0.38		—	0.70	—	10.66	7.64	0.76	0.51	0.51	1.87	5,531	39
12-31-12	10.39	0.22	•	0.64	0.86	0.29	0.38		—	0.67	—	10.58	8.38	0.71	0.52	0.52	2.06	4,328	45
12-31-11	10.75	0.15	•	0.09	0.24	0.28	0.32		—	0.60	—	10.39	2.52	0.62	0.52	0.52	1.46	1,763	78
12-31-10	10.21	0.37	•	0.39	0.76	0.12	0.10		—	0.22	—	10.75	7.54	0.62	0.52	0.52	3.53	455	45
05-28-09(5)–12-31-09	9.30	0.11	•	0.84	0.95	0.04	—		—	0.04	—	10.21	10.26	0.62	0.52	0.52	1.87	3	51
Class T
12-31-13	10.69	0.16		0.59	0.75	0.27	0.38		—	0.65	—	10.79	7.28	1.01	0.81	0.81	1.51	3	39
12-31-12	10.46	0.16		0.68	0.84	0.23	0.38		—	0.61	—	10.69	8.09	0.96	0.82	0.82	1.53	3	45
12-31-11	10.78	0.13		0.08	0.21	0.21	0.32		—	0.53	—	10.46	2.20	0.87	0.82	0.82	1.19	3	78
12-31-10	10.21	0.20		0.53	0.73	0.06	0.10		—	0.16	—	10.78	7.16	0.87	0.82	0.82	1.95	3	45
12-31-09	9.23	0.08		0.90	0.98	—	0.00	*	—	—	—	10.21	10.66	0.87	0.82	0.82	0.79	3	51
ING Index Solution 2015 Portfolio
Class ADV
12-31-13	10.38	0.18	•	0.77	0.95	0.21	0.28		—	0.49	—	10.84	9.42	0.75	0.61	0.61	1.70	127,503	43
12-31-12	9.90	0.18	•	0.79	0.97	0.18	0.31		—	0.49	—	10.38	9.95	0.71	0.62	0.62	1.75	111,594	46
12-31-11	10.45	0.14	•	(0.11)	0.03	0.19	0.39		—	0.58	—	9.90	0.53	0.62	0.62	0.62	1.32	71,792	90
12-31-10	9.76	0.22	•	0.61	0.83	0.04	0.10		—	0.14	—	10.45	8.68	0.62	0.62	0.62	2.25	62,077	49
12-31-09	8.43	0.05	•	1.32	1.37	0.04	0.00	*	—	0.04	—	9.76	16.28	0.62	0.62	0.62	0.60	35,768	28
Class I
12-31-13	10.54	0.23	•	0.79	1.02	0.25	0.28		—	0.53	—	11.03	9.97	0.25	0.11	0.11	2.13	24,661	43
12-31-12	10.03	0.26	•	0.78	1.04	0.22	0.31		—	0.53	—	10.54	10.50	0.21	0.12	0.12	2.50	28,198	46
12-31-11	10.57	0.20	•	(0.13)	0.07	0.22	0.39		—	0.61	—	10.03	1.01	0.12	0.12	0.12	1.91	15,152	90
12-31-10	9.85	0.27	•	0.61	0.88	0.06	0.10		—	0.16	—	10.57	9.11	0.12	0.12	0.12	2.72	4,813	49
12-31-09	8.46	0.10	•	1.33	1.43	0.04	0.00	*	—	0.04	—	9.85	16.99	0.12	0.12	0.12	1.05	3,331	28
Class S
12-31-13	10.47	0.21		0.78	0.99	0.23	0.28		—	0.51	—	10.95	9.69	0.50	0.36	0.36	1.93	118,482	43
12-31-12	9.97	0.18		0.82	1.00	0.19	0.31		—	0.50	—	10.47	10.19	0.46	0.37	0.37	1.89	112,364	46
12-31-11	10.51	0.16		(0.11)	0.05	0.20	0.39		—	0.59	—	9.97	0.80	0.37	0.37	0.37	1.55	98,326	90
12-31-10	9.80	0.25	•	0.61	0.86	0.05	0.10		—	0.15	—	10.51	8.97	0.37	0.37	0.37	2.50	99,941	49
12-31-09	8.45	0.10	•	1.29	1.39	0.04	0.00	*	—	0.04	—	9.80	16.50	0.37	0.37	0.37	1.09	70,222	28

See Accompanying Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2015 Portfolio (continued)
Class S2
12-31-13	10.33	0.20	•	0.76	0.96	0.23	0.28		—	0.51	—	10.78	9.56		0.75	0.51	0.51	1.88	21,794	43
12-31-12	9.86	0.20	•	0.77	0.97	0.19	0.31		—	0.50	—	10.33	10.05		0.71	0.52	0.52	1.95	15,769	46
12-31-11	10.43	0.13	•	(0.09)	0.04	0.22	0.39		—	0.61	—	9.86	0.69		0.62	0.52	0.52	1.25	6,865	90
12-31-10	9.76	0.25	•	0.58	0.83	0.06	0.10		—	0.16	—	10.43	8.68		0.62	0.52	0.52	2.48	2,536	49
05-28-09(5)–12-31-09	8.52	0.06	•	1.22	1.28	0.04	0.00	*	—	0.04	—	9.76	15.11		0.62	0.52	0.52	1.05	3	28
Class T
12-31-13	10.43	0.16		0.78	0.94	0.18	0.28		—	0.46	—	10.91	9.24		1.00	0.81	0.81	1.52	3	43
12-31-12	9.93	0.15		0.80	0.95	0.14	0.31		—	0.45	—	10.43	9.74		0.96	0.82	0.82	1.45	3	46
12-31-11	10.46	0.11		(0.10)	0.01	0.15	0.39		—	0.54	—	9.93	0.38		0.87	0.82	0.82	1.10	3	90
12-31-10	9.76	0.20		0.60	0.80	0.00 *	0.10		—	0.10	—	10.46	8.31		0.87	0.82	0.82	2.05	3	49
12-31-09	8.41	0.02		1.33	1.35	—	0.00	*	—	—	—	9.76	16.07		0.87	0.82	0.82	0.21	3	28
ING Index Solution 2020 Portfolio
Class ADV
12-31-13	11.41	0.19		1.30	1.49	0.26	0.54		—	0.80	0.01	12.11	13.55	(a)	95.97	0.62	0.62	1.61	4	36
12-31-12	10.76	0.17		1.02	1.19	0.02	0.52		—	0.54	—	11.41	11.12		58.46	0.62	0.62	1.54	3	61
10-03-11(5)–12-31-11	10.00	0.01		0.75	0.76	—	—		—	—	—	10.76	7.60		0.62	0.62	0.62	0.42	3	41
Class I
12-31-13	11.47	0.25		1.30	1.55	0.31	0.54		—	0.85	0.01	12.18	14.02	(a)	95.47	0.12	0.12	2.11	4	36
12-31-12	10.77	0.23		1.02	1.25	0.03	0.52		—	0.55	—	11.47	11.69		57.96	0.12	0.12	2.04	3	61
10-03-11(5)–12-31-11	10.00	0.02		0.75	0.77	—	—		—	—	—	10.77	7.70		0.12	0.12	0.12	0.90	3	41
Class S
12-31-13	11.43	0.22		1.29	1.51	0.22	0.54		—	0.76	0.01	12.19	13.63	(a)	95.72	0.37	0.37	1.86	4	36
12-31-12	10.76	0.20		1.01	1.21	0.02	0.52		—	0.54	—	11.43	11.36		58.21	0.37	0.37	1.79	3	61
10-03-11(5)–12-31-11	10.00	0.02		0.74	0.76	—	—		—	—	—	10.76	7.60		0.37	0.37	0.37	0.66	3	41
Class S2
12-31-13	11.43	0.20		1.31	1.51	0.28	0.54		—	0.82	0.01	12.13	13.64	(a)	95.97	0.52	0.52	1.71	4	36
12-31-12	10.76	0.21		1.00	1.21	0.02	0.52		—	0.54	—	11.43	11.33		58.46	0.52	0.52	1.90	3	61
10-03-11(5)–12-31-11	10.00	0.01		0.75	0.76	—	—		—	—	—	10.76	7.60		0.62	0.52	0.52	0.54	3	41
Class T
12-31-13	11.38	0.17		1.29	1.46	0.23	0.54		—	0.77	0.01	12.08	13.30	(a)	96.22	0.82	0.82	1.40	4	36
12-31-12	10.75	0.15		1.01	1.16	0.01	0.52		—	0.53	—	11.38	10.88		58.71	0.82	0.82	1.34	3	61
10-03-11(5)–12-31-11	10.00	0.00	*	0.75	0.75	—	—		—	—	—	10.75	7.50		0.87	0.82	0.82	0.18	3	41
ING Index Solution 2025 Portfolio
Class ADV
12-31-13	10.38	0.18	•	1.54	1.72	0.16	0.31		—	0.47	—	11.63	16.77		0.75	0.61	0.61	1.66	245,758	40
12-31-12	9.56	0.16	•	1.04	1.20	0.12	0.26		—	0.38	—	10.38	12.74		0.71	0.62	0.62	1.63	181,218	39
12-31-11	10.40	0.12	•	(0.34)	(0.22)	0.15	0.47		—	0.62	—	9.56	(1.75)		0.62	0.62	0.62	1.19	114,181	95
12-31-10	9.36	0.20	•	0.87	1.07	0.01	0.02		—	0.03	—	10.40	11.43		0.62	0.62	0.62	2.12	96,652	48
12-31-09	7.79	0.00	*•	1.60	1.60	0.03	0.00	*	—	0.03	—	9.36	20.58		0.62	0.62	0.62	0.04	52,508	15
Class I
12-31-13	10.54	0.24	•	1.56	1.80	0.19	0.31		—	0.50	—	11.84	17.38		0.25	0.11	0.11	2.13	33,098	40
12-31-12	9.69	0.24	•	1.02	1.26	0.15	0.26		—	0.41	—	10.54	13.26		0.21	0.12	0.12	2.32	29,471	39
12-31-11	10.52	0.16	•	(0.34)	(0.18)	0.18	0.47		—	0.65	—	9.69	(1.24)		0.12	0.12	0.12	1.55	15,692	95
12-31-10	9.44	0.25	•	0.88	1.13	0.03	0.02		—	0.05	—	10.52	11.96		0.12	0.12	0.12	2.63	7,248	48
12-31-09	7.82	0.05	•	1.60	1.65	0.03	0.00	*	—	0.03	—	9.44	21.20		0.12	0.12	0.12	0.52	4,105	15
Class S
12-31-13	10.47	0.21	•	1.54	1.75	0.17	0.31		—	0.48	—	11.74	17.00		0.50	0.36	0.36	1.88	174,380	40
12-31-12	9.62	0.19	•	1.05	1.24	0.13	0.26		—	0.39	—	10.47	13.12		0.46	0.37	0.37	1.84	138,176	39
12-31-11	10.46	0.14	•	(0.34)	(0.20)	0.17	0.47		—	0.64	—	9.62	(1.55)		0.37	0.37	0.37	1.42	98,843	95
12-31-10	9.40	0.22	•	0.88	1.10	0.02	0.02		—	0.04	—	10.46	11.72		0.37	0.37	0.37	2.31	92,770	48
12-31-09	7.80	0.03	•	1.60	1.63	0.03	0.00	*	—	0.03	—	9.40	20.97		0.37	0.37	0.37	0.37	48,775	15

See Accompanying Notes to Financial Statements

35

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2025 Portfolio (continued)
Class S2
12-31-13	10.34	0.20	•	1.52	1.72	0.17		0.31		—	0.48	—	11.58	16.87		0.75	0.51	0.51	1.80	48,649	40
12-31-12	9.53	0.18	•	1.03	1.21	0.14		0.26		—	0.40	—	10.34	12.88		0.71	0.52	0.52	1.77	32,743	39
12-31-11	10.40	0.09	•	(0.31)	(0.22)	0.18		0.47		—	0.65	—	9.53	(1.70)		0.62	0.52	0.52	0.93	13,158	95
12-31-10	9.36	0.17	•	0.92	1.09	0.03		0.02		—	0.05	—	10.40	11.63		0.62	0.52	0.52	1.76	4,796	48
05-28-09(5)–12-31-09	7.90	0.02	•	1.47	1.49	0.03		0.00	*	—	0.03	—	9.36	18.96		0.62	0.52	0.52	0.34	4	15
Class T
12-31-13	10.39	0.16		1.54	1.70	0.12		0.31		—	0.43	—	11.66	16.58		1.00	0.81	0.81	1.42	3	40
12-31-12	9.55	0.14		1.04	1.18	0.08		0.26		—	0.34	—	10.39	12.54		0.96	0.82	0.82	1.34	3	39
12-31-11	10.37	0.10		(0.34)	(0.24)	0.11		0.47		—	0.58	—	9.55	(1.93)		0.87	0.82	0.82	0.97	3	95
12-31-10	9.36	0.18		0.85	1.03	—		0.02		—	0.02	—	10.37	10.99		0.87	0.82	0.82	1.90	3	48
12-31-09	7.78	(0.02)		1.60	1.58	—		0.00	*	—	—	—	9.36	20.31		0.87	0.82	0.82	(0.25)	3	15
ING Index Solution 2030 Portfolio
Class ADV
12-31-13	11.85	0.19	•	1.95	2.14	0.27		0.55		—	0.82	0.02	13.19	18.71	(b)	87.48	0.61	0.61	1.48	4	41
12-31-12	11.00	0.20		1.33	1.53	0.01		0.67		—	0.68	—	11.85	13.99		43.07	0.62	0.62	1.74	4	51
10-03-11(5)–12-31-11	10.00	(0.00	)*	1.00	1.00	—		—		—	—	—	11.00	10.00		0.62	0.62	0.62	(0.00)*	3	50
Class I
12-31-13	11.91	0.25	•	1.97	2.22	0.32		0.55		—	0.87	0.02	13.28	19.32	(b)	86.98	0.11	0.11	1.97	4	41
12-31-12	11.01	0.26	•	1.33	1.59	0.02		0.67		—	0.69	—	11.91	14.55		42.57	0.12	0.12	2.23	4	51
10-03-11(5)–12-31-11	10.00	0.01		1.00	1.01	—		—		—	—	—	11.01	10.10		0.12	0.12	0.12	0.46	3	50
Class S
12-31-13	11.87	0.22		1.94	2.16	0.23		0.55		—	0.78	0.02	13.27	18.78	(b)	87.23	0.36	0.36	1.73	4	41
12-31-12	11.00	0.23		1.32	1.55	0.01		0.67		—	0.68	—	11.87	14.22		42.82	0.37	0.37	2.00	4	51
10-03-11(5)–12-31-11	10.00	0.00	*	1.00	1.00	—		—		—	—	—	11.00	10.00		0.37	0.37	0.37	0.17	3	50
Class S2
12-31-13	11.87	0.20		1.95	2.15	0.28		0.55		—	0.83	0.02	13.21	18.79	(b)	87.48	0.51	0.51	1.57	4	41
12-31-12	11.00	0.23		1.32	1.55	0.01		0.67		—	0.68	—	11.87	14.20		43.07	0.52	0.52	1.97	4	51
10-03-11(5)–12-31-11	10.00	0.00	*	1.00	1.00	—		—		—	—	—	11.00	10.00		0.62	0.52	0.52	0.11	3	50
Class T
12-31-13	11.82	0.16		1.96	2.12	0.24		0.55		—	0.79	0.02	13.17	18.56	(b)	87.73	0.81	0.81	1.27	4	41
12-31-12	10.99	0.18		1.32	1.50	0.00	*	0.67		—	0.67	—	11.82	13.75		43.32	0.82	0.82	1.52	4	51
10-03-11(5)–12-31-11	10.00	(0.01)		1.00	0.99	—		—		—	—	—	10.99	9.90		0.87	0.82	0.82	(0.29)	3	50
ING Index Solution 2035 Portfolio
Class ADV
12-31-13	10.25	0.17	•	2.01	2.18	0.12		0.30		—	0.42	—	12.01	21.67		0.75	0.62	0.62	1.51	208,246	45
12-31-12	9.30	0.15	•	1.21	1.36	0.09		0.32		—	0.41	—	10.25	14.87		0.71	0.62	0.62	1.47	150,358	34
12-31-11	10.27	0.11	•	(0.51)	(0.40)	0.12		0.45		—	0.57	—	9.30	(3.46)		0.62	0.62	0.62	1.06	94,263	100
12-31-10	9.14	0.18	•	0.97	1.15	—		0.02		—	0.02	—	10.27	12.56		0.62	0.62	0.62	1.91	77,135	45
12-31-09	7.45	(0.02	)•	1.74	1.72	0.03		0.00	*	—	0.03	—	9.14	23.19		0.62	0.62	0.62	(0.22)	41,570	14
Class I
12-31-13	10.42	0.23	•	2.05	2.28	0.16		0.30		—	0.46	—	12.24	22.29		0.25	0.12	0.12	1.99	20,257	45
12-31-12	9.43	0.21	•	1.23	1.44	0.13		0.32		—	0.45	—	10.42	15.49		0.21	0.12	0.12	2.05	18,530	34
12-31-11	10.40	0.14	•	(0.51)	(0.37)	0.15		0.45		—	0.60	—	9.43	(3.06)		0.12	0.12	0.12	1.43	11,109	100
12-31-10	9.22	0.23	•	0.98	1.21	0.01		0.02		—	0.03	—	10.40	13.10		0.12	0.12	0.12	2.40	5,521	45
12-31-09	7.48	0.02	•	1.76	1.78	0.04		0.00	*	—	0.04	—	9.22	23.81		0.12	0.12	0.12	0.25	1,947	14
Class S
12-31-13	10.34	0.20	•	2.03	2.23	0.14		0.30		—	0.44	—	12.13	21.97		0.50	0.37	0.37	1.76	133,001	45
12-31-12	9.37	0.17	•	1.23	1.40	0.11		0.32		—	0.43	—	10.34	15.15		0.46	0.37	0.37	1.69	93,319	34
12-31-11	10.34	0.13	•	(0.51)	(0.38)	0.14		0.45		—	0.59	—	9.37	(3.26)		0.37	0.37	0.37	1.30	64,863	100
12-31-10	9.18	0.20	•	0.98	1.18	0.00	*	0.02		—	0.02	—	10.34	12.89		0.37	0.37	0.37	2.15	58,656	45
12-31-09	7.47	0.00	*•	1.75	1.75	0.04		0.00	*	—	0.04	—	9.18	23.42		0.37	0.37	0.37	0.05	25,008	14

See Accompanying Notes to Financial Statements

36

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2035 Portfolio (continued)
Class S2
12-31-13	10.23	0.18	•	2.01	2.19	0.14		0.30		—	0.44	—	11.98	21.74		0.75	0.52	0.52	1.66	44,066	45
12-31-12	9.29	0.16	•	1.22	1.38	0.12		0.32		—	0.44	—	10.23	15.04		0.71	0.52	0.52	1.63	28,712	34
12-31-11	10.29	0.07	•	(0.47)	(0.40)	0.15		0.45		—	0.60	—	9.29	(3.44)		0.62	0.52	0.52	0.71	8,819	100
12-31-10	9.15	0.11	•	1.06	1.17	0.01		0.02		—	0.03	—	10.29	12.76		0.62	0.52	0.52	1.11	3,503	45
05-28-09(5)–12-31-09	7.60	0.00	*•	1.59	1.59	0.04		0.00	*	—	0.04	—	9.15	20.94		0.62	0.52	0.52	(0.01)	4	14
Class T
12-31-13	10.25	0.14		2.02	2.16	0.09		0.30		—	0.39	—	12.02	21.38		1.00	0.82	0.82	1.27	4	45
12-31-12	9.29	0.12		1.21	1.33	0.05		0.32		—	0.37	—	10.25	14.56		0.96	0.82	0.82	1.19	3	34
12-31-11	10.24	0.09		(0.51)	(0.42)	0.08		0.45		—	0.53	—	9.29	(3.69)		0.87	0.82	0.82	0.88	3	100
12-31-10	9.14	0.17		0.95	1.12	—		0.02		—	0.02	—	10.24	12.23		0.87	0.82	0.82	1.82	3	45
12-31-09	7.44	(0.04)		1.74	1.70	—		0.00	*	—	—	—	9.14	22.85		0.87	0.82	0.82	(0.48)	3	14
ING Index Solution 2040 Portfolio
Class ADV
12-31-13	12.06	0.17		2.54	2.71	0.18		0.63		—	0.81	0.02	13.98	23.19	(c)	83.06	0.61	0.61	1.29	4	41
12-31-12	11.18	0.14		1.53	1.67	—		0.79		—	0.79	—	12.06	15.03		54.52	0.62	0.62	1.14	4	44
10-03-11(5)–12-31-11	10.00	(0.01)		1.19	1.18	—		—		—	—	—	11.18	11.80		0.62	0.62	0.62	(0.32)	3	56
Class I
12-31-13	12.13	0.24	•	2.57	2.81	0.24		0.63		—	0.87	0.02	14.09	23.90	(c)	82.56	0.11	0.11	1.79	4	41
12-31-12	11.19	0.20		1.54	1.74	0.01		0.79		—	0.80	—	12.13	15.63		54.02	0.12	0.12	1.64	4	44
10-03-11(5)–12-31-11	10.00	0.00	*	1.19	1.19	—		—		—	—	—	11.19	11.90		0.12	0.12	0.12	0.11	3	56
Class S
12-31-13	12.08	0.20	•	2.56	2.76	0.14		0.63		—	0.77	0.02	14.09	23.53	(c)	82.81	0.36	0.36	1.54	4	41
12-31-12	11.18	0.17		1.52	1.69	0.00	*	0.79		—	0.79	—	12.08	15.23		54.27	0.37	0.37	1.39	4	44
10-03-11(5)–12-31-11	10.00	(0.00	)*	1.18	1.18	—		—		—	—	—	11.18	11.80		0.37	0.37	0.37	(0.18)	3	56
Class S2
12-31-13	12.07	0.18		2.55	2.73	0.19		0.63		—	0.82	0.02	14.00	23.36	(c)	83.06	0.51	0.51	1.38	4	41
12-31-12	11.18	0.15		1.53	1.68	0.00	*	0.79		—	0.79	—	12.07	15.13		54.52	0.52	0.52	1.24	4	44
10-03-11(5)–12-31-11	10.00	(0.01)		1.19	1.18	—		—		—	—	—	11.18	11.80		0.62	0.52	0.52	(0.21)	3	56
Class T
12-31-13	12.03	0.14		2.55	2.69	0.16		0.63		—	0.79	0.02	13.95	23.02	(c)	83.31	0.81	0.81	1.09	4	41
12-31-12	11.17	0.11		1.54	1.65	—		0.79		—	0.79	—	12.03	14.85		54.77	0.82	0.82	0.94	4	44
10-03-11(5)–12-31-11	10.00	(0.02)		1.19	1.17	—		—		—	—	—	11.17	11.70		0.87	0.82	0.82	(0.57)	3	56
ING Index Solution 2045 Portfolio
Class ADV
12-31-13	10.26	0.14	•	2.26	2.40	0.10		0.31		—	0.41	—	12.25	23.74		0.75	0.61	0.61	1.27	128,133	48
12-31-12	9.18	0.12	•	1.30	1.42	0.08		0.26		—	0.34	—	10.26	15.64		0.71	0.62	0.62	1.22	86,051	28
12-31-11	10.12	0.10	•	(0.58)	(0.48)	0.09		0.37		—	0.46	—	9.18	(4.48)		0.62	0.62	0.62	1.01	52,209	102
12-31-10	8.92	0.16	•	1.06	1.22	—		0.02		—	0.02	—	10.12	13.73		0.62	0.62	0.62	1.71	39,799	45
12-31-09	7.11	(0.04	)•	1.88	1.84	0.03		0.00	*	—	0.03	—	8.92	25.89		0.62	0.62	0.62	(0.48)	18,520	22
Class I
12-31-13	10.46	0.20	•	2.31	2.51	0.14		0.31		—	0.45	—	12.52	24.34		0.25	0.11	0.11	1.74	11,306	48
12-31-12	9.34	0.17	•	1.33	1.50	0.12		0.26		—	0.38	—	10.46	16.19		0.21	0.12	0.12	1.73	14,728	28
12-31-11	10.26	0.15	•	(0.59)	(0.44)	0.11		0.37		—	0.48	—	9.34	(3.92)		0.12	0.12	0.12	1.50	9,152	102
12-31-10	9.00	0.19	•	1.09	1.28	—		0.02		—	0.02	—	10.26	14.28		0.12	0.12	0.12	2.03	6,553	45
12-31-09	7.14	0.00	*•	1.89	1.89	0.03		0.00	*	—	0.03	—	9.00	26.53		0.12	0.12	0.12	0.00	1,143	22
Class S
12-31-13	10.37	0.18	•	2.28	2.46	0.12		0.31		—	0.43	—	12.40	24.07		0.50	0.36	0.36	1.53	83,716	48
12-31-12	9.27	0.14	•	1.32	1.46	0.10		0.26		—	0.36	—	10.37	15.88		0.46	0.37	0.37	1.42	54,383	28
12-31-11	10.19	0.13	•	(0.58)	(0.45)	0.10		0.37		—	0.47	—	9.27	(4.09)		0.37	0.37	0.37	1.27	38,266	102
12-31-10	8.97	0.18	•	1.06	1.24	—		0.02		—	0.02	—	10.19	13.88		0.37	0.37	0.37	1.93	29,555	45
12-31-09	7.13	(0.02	)•	1.89	1.87	0.03		0.00	*	—	0.03	—	8.97	26.26		0.37	0.37	0.37	(0.23)	12,040	22

See Accompanying Notes to Financial Statements

37

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2045 Portfolio (continued)
Class S2
12-31-13	10.25	0.16	•	2.25	2.41	0.11		0.31		—	0.42	—	12.24	23.86		0.75	0.51	0.51	1.41	20,484	48
12-31-12	9.19	0.13	•	1.29	1.42	0.10		0.26		—	0.36	—	10.25	15.65		0.71	0.52	0.52	1.33	13,683	28
12-31-11	10.14	0.08	•	(0.55)	(0.47)	0.11		0.37		—	0.48	—	9.19	(4.32)		0.62	0.52	0.52	0.87	5,408	102
12-31-10	8.93	0.07	•	1.16	1.23	—		0.02		—	0.02	—	10.14	13.83		0.62	0.52	0.52	0.71	1,684	45
05-28-09(5)–12-31-09	7.29	(0.02	)•	1.69	1.67	0.03		0.00	*	—	0.03	—	8.93	22.97		0.62	0.52	0.52	(0.35)	4	22
Class T
12-31-13	10.27	0.12		2.27	2.39	0.07		0.31		—	0.38	—	12.28	23.52		1.00	0.81	0.81	1.02	4	48
12-31-12	9.18	0.09		1.30	1.39	0.04		0.26		—	0.30	—	10.27	15.31		0.96	0.82	0.82	0.93	3	28
12-31-11	10.09	0.08		(0.57)	(0.49)	0.05		0.37		—	0.42	—	9.18	(4.61)		0.87	0.82	0.82	0.86	3	102
12-31-10	8.92	0.16		1.03	1.19	—		0.02		—	0.02	—	10.09	13.40		0.87	0.82	0.82	1.75	3	45
12-31-09	7.10	(0.06)		1.88	1.82	—		0.00	*	—	—	—	8.92	25.64		0.87	0.82	0.82	(0.74)	3	22
ING Index Solution 2050 Portfolio
Class ADV
12-31-13	11.95	0.16		2.59	2.75	0.17		0.52		—	0.69	0.02	14.03	23.69	(d)	83.28	0.62	0.62	1.20	4	39
12-31-12	11.18	0.14		1.55	1.69	—		0.92		—	0.92	—	11.95	15.24		42.58	0.62	0.62	1.14	4	43
10-03-11(5)–12-31-11	10.00	(0.01)		1.19	1.18	—		—		—	—	—	11.18	11.80		0.62	0.62	0.62	(0.36)	3	55
Class I
12-31-13	12.02	0.22	•	2.63	2.85	0.23		0.52		—	0.75	0.02	14.14	24.41	(d)	82.78	0.12	0.12	1.70	4	39
12-31-12	11.19	0.20		1.56	1.76	0.01		0.92		—	0.93	—	12.02	15.83		42.08	0.12	0.12	1.65	4	43
10-03-11(5)–12-31-11	10.00	0.00	*	1.19	1.19	—		—		—	—	—	11.19	11.90		0.12	0.12	0.12	0.10	3	55
Class S
12-31-13	11.97	0.19	•	2.61	2.80	0.13		0.52		—	0.65	0.02	14.14	24.03	(d)	83.03	0.37	0.37	1.44	4	39
12-31-12	11.19	0.16		1.54	1.70	0.00	*	0.92		—	0.92	—	11.97	15.33		42.33	0.37	0.37	1.35	4	43
10-03-11(5)–12-31-11	10.00	(0.01)		1.20	1.19	—		—		—	—	—	11.19	11.90		0.37	0.37	0.37	(0.21)	3	55
Class S2
12-31-13	11.97	0.17		2.59	2.76	0.18		0.52		—	0.70	0.02	14.05	23.76	(d)	83.28	0.52	0.52	1.30	4	39
12-31-12	11.19	0.15		1.55	1.70	0.00	*	0.92		—	0.92	—	11.97	15.33		42.58	0.52	0.52	1.28	4	43
10-03-11(5)–12-31-11	10.00	(0.01)		1.20	1.19	—		—		—	—	—	11.19	11.90		0.62	0.52	0.52	(0.24)	3	55
Class T
12-31-13	11.92	0.13		2.60	2.73	0.15		0.52		—	0.67	0.02	14.00	23.53	(d)	83.53	0.82	0.82	0.99	4	39
12-31-12	11.18	0.11		1.55	1.66	—		0.92		—	0.92	—	11.92	14.96		42.83	0.82	0.82	0.96	4	43
10-03-11(5)—12-31-11	10.00	(0.02)		1.20	1.18	—		—		—	—	—	11.18	11.80		0.87	0.82	0.82	(0.62)	3	55
ING Index Solution 2055 Portfolio
Class ADV
12-31-13	12.06	0.17	•	2.67	2.84	0.10		0.23		—	0.33	—	14.57	23.83		0.80	0.61	0.61	1.31	24,873	50
12-31-12	10.57	0.15	•	1.48	1.63	0.03		0.11		—	0.14	—	12.06	15.52		0.74	0.62	0.62	1.29	13,319	28
12-31-11	11.19	0.09	•	(0.59)	(0.50)	0.00	*	0.12		—	0.12	—	10.57	(4.40)		0.62	0.62	0.62	0.81	5,676	135
03-08-10(5)–12-31-10	10.00	(0.00	)*	1.19	1.19	—		—		—	—	—	11.19	11.90		0.62	0.62	0.62	(0.06)	2,381	80
Class I
12-31-13	12.21	0.26	•	2.67	2.93	0.13		0.23		—	0.36	—	14.78	24.32		0.30	0.11	0.11	1.89	1,782	50
12-31-12	10.66	0.21	•	1.50	1.71	0.05		0.11		—	0.16	—	12.21	16.18		0.24	0.12	0.12	1.80	1,750	28
12-31-11	11.24	0.10	•	(0.55)	(0.45)	0.01		0.12		—	0.13	—	10.66	(3.93)		0.12	0.12	0.12	0.91	618	135
03-08-10(5)–12-31-10	10.00	0.26		0.98	1.24	—		—		—	—	—	11.24	12.40		0.12	0.12	0.12	3.32	46	80
Class S
12-31-13	12.13	0.21	•	2.68	2.89	0.11		0.23		—	0.34	—	14.68	24.15		0.55	0.36	0.36	1.57	15,267	50
12-31-12	10.61	0.17	•	1.50	1.67	0.04		0.11		—	0.15	—	12.13	15.89		0.49	0.37	0.37	1.48	8,886	28
12-31-11	11.21	0.12	•	(0.59)	(0.47)	0.01		0.12		—	0.13	—	10.61	(4.17)		0.37	0.37	0.37	1.13	3,385	135
03-08-10(5)–12-31-10	10.00	0.01		1.20	1.21	—		—		—	—	—	11.21	12.10		0.37	0.37	0.37	0.19	1,209	80

See Accompanying Notes to Financial Statements

38

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2055 Portfolio (continued)
Class S2
12-31-13	12.07	0.18	•	2.67	2.85	0.10	0.23	—	0.33	—	14.59	23.92	0.80	0.51	0.51	1.36	5,212	50
12-31-12	10.58	0.17	•	1.48	1.65	0.05	0.11	—	0.16	—	12.07	15.69	0.74	0.52	0.52	1.44	3,663	28
12-31-11	11.20	0.05	•	(0.54)	(0.49)	0.01	0.12	—	0.13	—	10.58	(4.32)	0.62	0.52	0.52	0.43	733	135
03-08-10(5)–12-31-10	10.00	0.05	•	1.15	1.20	—	—	—	—	—	11.20	12.00	0.62	0.52	0.52	0.54	91	80
Class T
12-31-13	12.02	0.14		2.67	2.81	0.05	0.23	—	0.28	—	14.55	23.61	1.05	0.81	0.81	1.02	4	50
12-31-12	10.53	0.11		1.49	1.60	—	0.11	—	0.11	—	12.02	15.28	0.99	0.82	0.82	0.98	4	28
12-31-11	11.17	0.10		(0.62)	(0.52)	—	0.12	—	0.12	—	10.53	(4.59)	0.87	0.82	0.82	0.86	3	135
03-08-10(5)–12-31-10	10.00	0.19		0.98	1.17	—	—	—	—	—	11.17	11.70	0.87	0.82	0.82	2.28	3	80

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
(a)	Excluding a payment by affiliate in the year ended December 31, 2013, ING Index Solution 2020 Portfolio total return would have been 13.41%, 13.88%, 13.50%, 13.50% and 13.16% on Classes ADV, I, S, S2 and T, respectively.
(b)	Excluding a payment by affiliate in the year ended December 31, 2013, ING Index Solution 2030 Portfolio total return would have been 18.53%, 19.14%, 18.60%, 18.62% and 18.38% on Classes ADV, I, S, S2 and T, respectively.
(c)	Excluding a payment by affiliate in the year ended December 31, 2013, ING Index Solution 2040 Portfolio total return would have been 23.01%, 23.72%, 23.35%, 23.18% and 22.85% on Classes ADV, I, S, S2 and T, respectively.
(d)	Excluding a payment by affiliate in the year ended December 31, 2013, ING Index Solution 2050 Portfolio total return would have been 23.51%, 24.22%, 23.85%, 23.58% and 23.35% on Classes ADV, I, S, S2 and T, respectively.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company serve as investment options in underlying variable insurance products offered by Directed Services LLC. The Company currently consists of forty-two active separate investment series. The ten series included in this report are: ING Index Solution Income Portfolio (“Index Solution Income”), ING Index Solution 2015 Portfolio (“Index Solution 2015”), ING Index Solution 2020 Portfolio (“Index Solution 2020”), ING Index Solution 2025 Portfolio (“Index Solution 2025”), ING Index Solution 2030 Portfolio (“Index Solution 2030”), ING Index Solution 2035 Portfolio (“Index Solution 2035”), ING Index Solution 2040 Portfolio (“Index Solution 2040”), ING Index Solution 2045 Portfolio (“Index Solution 2045”), ING Index Solution 2050 Portfolio (“Index Solution 2050”) and ING Index Solution 2055 Portfolio (“Index Solution 2055”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Company. With the exception of Index Solution Income, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). When Index Solution 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Portfolios reach their respective Target Date, they may be combined with the Index Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).

The Portfolios offer the following five classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser (“IIM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in Underlying Funds are recorded at their estimated fair value, as described below. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuations of the Portfolios’ investments in its Underlying Funds are based on the net asset value (“NAV”) of the Underlying Funds each business day.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the underlying funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2013 the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Index Solution Income	$73,090,149	$87,371,840
Index Solution 2015	125,641,249	121,776,006
Index Solution 2020	6,288	7,468
Index Solution 2025	236,751,721	178,148,273
Index Solution 2030	7,669	8,863
Index Solution 2035	210,332,083	158,548,772
Index Solution 2040	8,110	9,314
Index Solution 2045	132,106,538	97,909,633
Index Solution 2050	7,558	8,571
Index Solution 2055	30,020,980	17,693,126

NOTE 4 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios have entered into an investment management agreement with the Investment Adviser. The Investment Adviser receives an annual fee for its services provided to each Portfolio based on: 0.10% of average daily nets assets invested in affiliated Underlying Funds and 0.30% of average daily net assets invested in unaffiliated Underlying Funds and/or other investments. Prior to April 30, 2013, Index Solution 2020, Index Solution 2030, Index Solution 2040, and Index Solution 2050 paid the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets. Prior to May 31, 2013, Index Solution Income, Index Solution 2015, Index Solution 2025, Index Solution 2035, Index Solution 2045, and Index Solution 2055 paid the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets.

Effective April 30, 2013, the Investment Adviser entered into a sub-advisory agreement with IIM with respect to Index Solution 2020, Index Solution 2030, Index Solution 2040, and Index Solution 2050. Effective May 31, 2013, the Investment Adviser entered into a sub-advisory agreement with IIM with respect to Index Solution Income, Index Solution 2015, Index Solution 2025, Index Solution 2035, Index Solution 2045, and Index Solution 2055. Subject to such policies as the Board or the Investment Adviser may determine, IIM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations. Prior to April 30, 2013 and May 31, 2013, respectively, the Investment Adviser paid IIM a consulting fee of 0.03% based on the average daily net assets of each Portfolio.

Pursuant to the Administrative Services Agreement, IFS acts as an administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each of the Portfolios a fee at an annual rate of 0.10% based on the average daily net assets of each Portfolio.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Classes ADV, S2 and T of the Portfolios have a plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the 12b-1 Plans each Portfolio makes payments to the Distributor at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. Termination or modification of this contractual waiver requires approval by the Board. The Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. Termination or modification of this contractual waiver requires approval by the Board.

The Company has a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IID which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2013, the following indirect, wholly-owned subsidiaries of ING U.S., Inc., owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Index Solution Income	31.40%
	Index Solution 2015	73.84
	Index Solution 2025	83.84
	Index Solution 2035	85.49
	Index Solution 2045	86.86
	Index Solution 2055	89.63
ING National Trust	Index Solution Income	68.59
	Index Solution 2015	26.16
	Index Solution 2025	16.16
	Index Solution 2035	14.50
	Index Solution 2045	13.14
	Index Solution 2055	10.36
ReliaStar Life Insurance Company	Index Solution 2020	99.63
	Index Solution 2030	99.63
	Index Solution 2040	99.62
	Index Solution 2050	99.62

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolios. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

During the year ended December 31, 2013, ING Investments, LLC voluntarily reimbursed Index Solution 2020, Index Solution 2030, Index Solution 2040, and Index Solution 2050 $22, $30, $30, and $31, respectively for the foregone investment opportunities attributable to uninvested cash.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2013, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Index Solution 2020	Custody	$133
	Miscellaneous	20
	Postage	16
Index Solution 2030	Custody	130
	Postage	16
Index Solution 2040	Custody	30
	Audit	10

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Index Solution Income(2)	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2015(2)	1.02%	0.52%	0.77%	0.92%	1.22%
Index Solution 2020(3)	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2025(2)	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2030(3)	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2035(2)	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2040(3)	1.00%	0.50%	0.75%	0.90%	1.20%
Index Solution 2045(2)	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2050(3)	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2055(2)	1.01%	0.51%	0.76%	0.91%	1.21%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	Prior to May 31, 2013, the operating expense limits were 0.62%, 0.12%, 0.37%, 0.52%, and 0.82% for Class ADV, Class I, Class S, Class S2, and Class T, respectively. These operating expense limits applied only at the Portfolio level and did not limit the fees payable by the Underlying Funds in which the Portfolios invest.

(3)	Prior to April 30, 2013, the operating expense limits were 0.62%, 0.12%, 0.37%, 0.52%, and 0.82% for Class ADV, Class I, Class S, Class S2, and Class T, respectively. These operating expense limits applied only at the Portfolio level and did not limit the fees payable by the Underlying Funds in which the Portfolios invest.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement due from manager on the accompanying Statements of Assets and Liabilities.

As of December 31, 2013, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2014	2015	2016	Total
Index Solution Income	$—	$158,543	$262,538	$421,081
Index Solution 2015	—	195,030	389,197	584,227
Index Solution 2020	—	9,853	17,073	26,926
Index Solution 2025	—	266,773	623,562	890,335
Index Solution 2030	—	7,463	16,565	24,028
Index Solution 2035	—	210,106	451,323	661,429
Index Solution 2040	—	9,691	16,327	26,018
Index Solution 2045	—	122,508	268,695	391,203
Index Solution 2050	—	7,517	16,307	23,824
Index Solution 2055	—	23,576	66,067	89,643

The expense limitation agreement is contractual through May 1, 2018 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the investment management agreement has been terminated.

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2013.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distributions settlement/ affiliate	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Index Solution 2015
Class ADV
12/31/2013	2,950,116	—	532,705	(2,472,964)	—	1,009,857	31,417,235	—	—	5,540,139	—	(26,345,147)	—	10,612,227
12/31/2012	4,519,868	—	448,873	(1,467,824)	—	3,500,917	46,446,659	—	—	4,520,149	—	(15,168,062)	—	35,798,746
Class I
12/31/2013	539,991	—	124,289	(1,103,769)	—	(439,489)	5,852,138	—	—	1,313,735	—	(11,948,345)	—	(4,782,472)
12/31/2012	1,589,188	—	78,182	(502,870)	—	1,164,500	16,657,061	—	—	798,237	—	(5,297,905)	—	12,157,393
Class S
12/31/2013	1,466,967	—	518,573	(1,898,397)	—	87,143	15,785,065	—	—	5,445,012	—	(20,381,284)	—	848,793
12/31/2012	2,079,311	—	484,158	(1,695,740)	—	867,729	21,525,532	—	—	4,914,201	—	(17,644,470)	—	8,795,263
Class S2
12/31/2013	921,451	—	99,515	(525,656)	—	495,310	9,823,643	—	—	1,028,988	—	(5,563,487)	—	5,289,144
12/31/2012	989,438	—	59,152	(218,619)	—	829,971	10,130,296	—	—	592,700	—	(2,247,127)	—	8,475,869
Index Solution 2020
Class ADV
12/31/2013	—	—	—	—	—	—	—	4	—	1	—	—	—	5
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distributions settlement/ affiliate	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Index Solution 2020 (continued)
Class I
12/31/2013	—	—	—	—	—	—	—	5	—	1	—	—	—	6
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class S
12/31/2013	—	—	—	—	—	—	—	5	—	—	—	—	—	5
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class S2
12/31/2013	—	—	—	—	—	—	—	4	—	1	—	—	—	5
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class T
12/31/2013	—	—	—	—	—	—	—	4	—	1	—	—	—	5
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Index Solution 2025
Class ADV
12/31/2013	5,492,701	—	841,055	(2,657,057)	—	3,676,699	60,583,359	—	—	9,192,736	—	(29,345,294)	—	40,430,801
12/31/2012	6,745,200	—	566,863	(1,804,876)	—	5,507,187	68,239,308	—	—	5,645,958	—	(18,380,661)	—	55,504,605
Class I
12/31/2013	931,016	—	129,116	(1,059,651)	—	481	10,423,339	—	—	1,433,188	—	(11,948,074)	—	(91,547)
12/31/2012	1,459,867	—	80,196	(365,210)	—	1,174,853	15,170,227	—	—	809,981	—	3,812,889	—	12,167,319
Class S
12/31/2013	2,807,816	—	617,649	(1,774,272)	—	1,651,193	31,256,497	—	—	6,806,490	—	(19,869,952)	—	18,193,035
12/31/2012	3,813,804	—	445,313	(1,331,635)	—	2,927,482	39,004,559	—	—	4,466,487	—	(13,625,509)	—	29,845,537
Class S2
12/31/2013	1,543,170	—	170,857	(679,614)	—	1,034,413	16,963,592	—	—	1,858,917	—	(7,469,751)	—	11,352,758
12/31/2012	2,099,460	—	115,210	(429,290)	—	1,785,380	21,031,201	—	—	1,142,878	—	(4,335,106)	—	17,838,973
Index Solution 2030
Class ADV
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class I
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class S
12/31/2013	—	—	—	—	—	—	—	6	—	—	—	—	—	6
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class S2
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class T
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Index Solution 2035
Class ADV
12/31/2013	4,397,113	—	617,939	(2,340,003)	—	2,675,049	49,160,284	—	—	6,877,660	—	(26,280,246)	—	29,757,698
12/31/2012	5,619,239	—	517,767	(1607948	—	4,529,058	55,855,916	—	—	5,058,588	—	(16,080,774)	—	44,833,730
Class I
12/31/2013	693,359	—	71,755	(887,583)	—	(122,469)	7,883,395	—	—	812,260	—	(9,987,750)	—	(1,292,095)
12/31/2012	779,984	—	64,557	(244,165)	—	600,376	7,953,299	—	—	639,761	—	(2,492,150)	—	6,100,910
Class S
12/31/2013	2,755,296	—	414,709	(1,227,526)	—	1,942,479	31,012,156	—	—	4,657,184	—	(13,966,270)	—	21,703,070
12/31/2012	2,856,126	—	340,678	(1,096,976)	—	2,099,828	28,663,915	—	—	3,352,269	—	(11,043,403)	—	20,972,781
Class S2
12/31/2013	1,448,845	—	134,391	(711,888)	—	871,348	16,109,625	—	—	1,493,086	—	(7,881,188)	—	9,721,523
12/31/2012	2,190,391	—	109,009	(442,463)	—	1,856,937	21,583,341	—	—	1,061,747	—	4,398,308	—	18,246,780
Index Solution 2040
Class ADV
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distributions settlement/ affiliate	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Index Solution 2040 (continued)
Class I
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class S
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class S2
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class T
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Index Solution 2045
Class ADV
12/31/2013	2,919,161	—	341,069	(1,189,386)	—	2,070,844	33,028,985	—	—	3,843,848	—	(13,511,372)	—	23,361,461
12/31/2012	3,155,504	—	245,291	(697,948)	—	2,702,847	31,139,603	—	—	2,386,682	—	(6,900,799)	—	26,625,486
Class I
12/31/2013	513,530	—	38,513	(1,057,268)	—	(505,225)	5,901,670	—	—	442,903	—	(11,746,788)	—	(5,402,215)
12/31/2012	502,517	—	45,181	(119,221)	—	428,477	5,086,137	—	—	447,293	—	(1,211,923)	—	4,321,507
Class S
12/31/2013	2,049,516	—	234,552	(776,640)	—	1,507,428	23,346,405	—	—	2,671,542	—	(8,855,406)	—	17,162,541
12/31/2012	1,589,398	—	169,388	(641,537)	—	1,117,249	15,838,594	—	—	1,663,388	—	(6,348,167)	—	11,153,815
Class S2
12/31/2013	622,071	—	56,420	(340,144)	—	338,347	6,987,765	—	—	635,292	—	(3,796,694)	—	3,826,363
12/31/2012	870,802	—	41,617	(166,371)	—	746,048	8,487,234	—	—	404,513	—	(1,643,759)	—	7,247,988
Index Solution 2050
Class ADV
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class I
12/31/2013	—	—	—	—	—	—	—	7	—	1	—	—	—	8
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class S
12/31/2013	—	—	—	—	—	—	—	6	—	—	—	—	—	6
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class S2
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Class T
12/31/2013	—	—	—	—	—	—	—	6	—	1	—	—	—	7
12/31/2012	—	—	—	—	—	—	—	—	—	1	—	—	—	1
Index Solution 2055
Class ADV
12/31/2013	789,686	—	36,332	(223,512)	—	602,506	10,565,940	—	—	487,211	—	(3,014,898)	—	8,038,253
12/31/2012	656,213	—	10,701	(99,932)	—	566,982	7,539,746	—	—	122,415	—	(1,151,990)	—	6,510,171
Class I
12/31/2013	97,888	—	2,755	(123,419)	—	(22,776)	1,321,269	—	—	37,392	—	(1,570,479)	—	(211,818)
12/31/2012	107,571	—	1,629	(23,806)	—	85,394	1,239,484	—	—	18,819	—	(274,302)	—	984,001
Class S
12/31/2013	513,925	—	21,932	(228,504)	—	307,353	6,908,013	—	—	296,078	—	(2,989,611)	—	4,214,480
12/31/2012	449,191	—	8,757	(44,530)	—	413,418	5,147,738	—	—	100,618	—	(512,444)	—	4,735,912
Class S2
12/31/2013	145,956	—	8,705	(101,000)	—	53,661	1,960,864	—	—	116,820	—	(1,354,100)	—	723,584
12/31/2012	266,713	—	3,693	(36,210)	—	234,196	3,048,821	—	—	42,250	—	(412,170)	—	2,678,901
Class T
12/31/2013	—	—	—	—	—	—	—	—	—	—	—	—	—	—
12/31/2012	—	—	—	—	—	—	—	—	—	—	—	—	—	—

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distributions settlement/ affiliate	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Index Solution Income
Class ADV
12/31/2013	1,559,039	—	203,420	(1,178,911)	—	583,548	16,751,930	—	—	2,107,434	—	(12,633,466)	—	6,225,898
12/31/2012	1,096,724	—	155,511	(748,067)	—	504,168	11,723,100	—	—	1,617,312	—	(8,036,801)	—	5,303,611
Class I
12/31/2013	66,121	—	52,025	(586,470)	—	(468,324)	725,972	—	—	548,339	—	(6,327,732)	—	(5,053,421)
12/31/2012	581,257	—	43,851	(270,223)	—	354,885	6,280,992	—	—	463,068	—	2,924,988	—	3,819,072
Class S
12/31/2013	402,011	—	826,576	(1,984,140)	—	(755,553)	4,381,631	—	—	8,654,251	—	(21,534,532)	—	(8,498,650)
12/31/2012	631,494	—	804,905	(1,858,949)	—	(422,550)	6,783,948	—	—	8,443,451	—	(20,012,376)	—	(4,784,977)
Class S2
12/31/2013	197,048	—	33,643	(120,871)	—	109,820	2,128,387	—	—	346,189	—	(1,301,194)	—	1,173,382
12/31/2012	250,152	—	21,337	(32,137)	—	239,352	2,657,802	—	—	220,623	—	(341,133)	—	2,537,292

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Solution Income	$381,750	$(381,750)
Index Solution 2015	554,724	(554,724)
Index Solution 2020	34	(34)
Index Solution 2025	880,962	(880,962)
Index Solution 2030	35	(35)
Index Solution 2035	667,276	(667,276)
Index Solution 2040	39	(39)
Index Solution 2045	416,608	(416,608)
Index Solution 2050	41	(41)
Index Solution 2055	71,206	(71,206)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution Income	$7,693,821	$3,962,588	$4,535,637	$6,208,998
Index Solution 2015	9,377,815	3,950,199	4,062,166	6,763,256
Index Solution 2020	930	273	818	4
Index Solution 2025	11,572,247	7,719,212	3,887,508	8,177,898
Index Solution 2030	914	315	1,024	4
Index Solution 2035	7,975,838	5,864,469	2,427,262	7,685,215
Index Solution 2040	850	369	1,196	3
Index Solution 2045	3,911,872	3,681,826	1,283,587	3,618,380
Index Solution 2050	874	168	1,193	202
Index Solution 2055	558,051	379,535	256,149	27,986

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2013 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$3,886,146	$9,061,032	$5,303,293
Index Solution 2015	5,955,653	13,764,979	12,550,793
Index Solution 2020	371	1,023	1,813
Index Solution 2025	8,891,649	24,376,849	51,731,193
Index Solution 2030	363	1,375	3,097
Index Solution 2035	6,461,565	21,782,835	54,823,972
Index Solution 2040	325	1,452	4,261
Index Solution 2045	3,246,201	13,419,164	36,089,594
Index Solution 2050	308	1,412	4,392
Index Solution 2055	575,077	2,315,638	6,061,812

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or Sub-Adviser. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 13 — RESTRUCTURING PLAN (continued)

underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

49

ING INDEX SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 14.0%
89,017	iShares MSCI EMU Index Fund	$3,683,523	2.0
137,873	iShares iBoxx $ High Yield Corporate Bond Fund	12,805,644	7.0
225,569	SPDR Barclays Capital High Yield Bond ETF	9,149,079	5.0

	Total Exchange-Traded Funds (Cost $25,001,939)	25,638,246	14.0

MUTUAL FUNDS: 86.0%
	Affiliated Investment Companies: 86.0%
164,151	ING Emerging Markets Index Portfolio — Class I	1,835,206	1.0
913,311	ING International Index Portfolio — Class I	9,169,645	5.0
916,654	ING RussellTM Mid Cap Index Portfolio — Class I	14,675,623	8.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
9,350,974	ING U.S. Bond Index Portfolio — Class I	$97,063,105	52.8
2,425,683	ING U.S. Stock Index Portfolio — Class I	35,342,202	19.2

	Total Mutual Funds (Cost $152,304,527)	158,085,781	86.0

	Total Investments in Securities (Cost $177,306,466)	$183,724,027	100.0
	Assets in Excess of Other Liabilities	66,966	—
	Net Assets	$183,790,993	100.0

Cost for federal income tax purposes is $178,420,734.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,264,636
Gross Unrealized Depreciation	(5,961,343)
Net Unrealized Appreciation	$5,303,293

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$25,638,246	$—	$—	$25,638,246
Mutual Funds	158,085,781	—	—	158,085,781
Total Investments, at fair value	$183,724,027	$—	$—	$183,724,027

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Index Portfolio — Class I	$3,949,719	$763,771	$(2,683,148)	$(195,136)	$1,835,206	$4,665	$(49,869)	$16,639
ING International Index Portfolio — Class I	11,620,744	1,503,961	(4,471,994)	516,934	9,169,645	223,183	1,183,059	—
ING RussellTM Mid Cap Index Portfolio — Class I	15,277,656	3,645,317	(7,197,539)	2,950,189	14,675,623	157,527	884,674	393,207
ING U.S. Bond Index Portfolio — Class I	105,974,425	32,252,791	(35,580,850)	(5,583,261)	97,063,105	1,946,338	(77,691)	1,065,550
ING U.S. Stock Index Portfolio — Class I	32,016,191	19,931,706	(19,966,381)	3,360,686	35,342,202	674,497	4,593,344	907,437
	$168,838,735	$58,097,546	$(69,899,912)	$1,049,412	$158,085,781	$3,006,210	$6,533,517	$2,382,833

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

50

ING INDEX SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 14.1%
142,697	iShares MSCI EMU Index Fund	$5,904,802	2.0
221,016	iShares iBoxx $ High Yield Corporate Bond Fund	20,527,966	7.1
361,500	SPDR Barclays Capital High Yield Bond ETF	14,662,440	5.0

	Total Exchange-Traded Funds (Cost $40,130,891)	41,095,208	14.1

MUTUAL FUNDS: 85.9%
	Affiliated Investment Companies: 85.9%
522,387	ING Emerging Markets Index Portfolio — Class I	5,840,291	2.0
2,612,100	ING International Index Portfolio — Class I	26,225,484	9.0
1,458,501	ING RussellTM Mid Cap Index Portfolio — Class I	23,350,594	8.0
343,633	ING RussellTM Small Cap Index Portfolio — Class I	5,817,704	2.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
12,887,835	ING U.S. Bond Index Portfolio — Class I	$133,775,727	45.7
3,860,227	ING U.S. Stock Index Portfolio — Class I	56,243,508	19.2

	Total Mutual Funds (Cost $237,835,401)	251,253,308	85.9

	Total Investments in Securities (Cost $277,966,292)	$292,348,516	100.0
	Assets in Excess of Other Liabilities	95,276	—
	Net Assets	$292,443,792	100.0

Cost for federal income tax purposes is $279,797,723.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,477,021
Gross Unrealized Depreciation	(8,926,228)
Net Unrealized Appreciation	$12,550,793

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$41,095,208	$—	$—	$41,095,208
Mutual Funds	251,253,308	—	—	251,253,308
Total Investments, at fair value	$292,348,516	$—	$—	$292,348,516

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Index Portfolio — Class I	$11,382,425	$2,807,912	$(7,685,108)	$(664,938)	$5,840,291	$13,900	$(59,612)	$49,575
ING International Index Portfolio — Class I	27,516,918	5,612,736	(9,334,770)	2,430,600	26,225,484	598,393	2,157,921	—
ING RussellTM Mid Cap Index Portfolio — Class I	24,408,308	4,398,565	(9,952,739)	4,496,460	23,350,594	268,246	1,634,776	668,311
ING RussellTM Small Cap Index Portfolio — Class I	5,472,948	1,086,768	(1,816,184)	1,074,172	5,817,704	78,518	537,703	198,625
ING U.S. Bond Index Portfolio — Class I	125,297,356	53,143,177	(37,698,336)	(6,966,470)	133,775,727	2,584,529	(486,552)	1,313,464
ING U.S. Stock Index Portfolio — Class I	48,144,206	31,987,773	(29,859,182)	5,970,711	56,243,508	1,076,145	6,389,151	1,394,344
	$242,222,161	$99,036,931	$(96,346,319)	$6,340,535	$251,253,308	$4,619,731	$10,173,387	$3,624,319

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

51

ING INDEX SOLUTION 2020 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 13.5%
9	iShares MSCI EMU Index Fund	$372	2.0
13	iShares iBoxx $ High Yield Corporate Bond Fund	1,208	6.6
22	SPDR Barclays Capital High Yield Bond ETF	892	4.9

	Total Exchange-Traded Funds (Cost $2,415)	2,472	13.5

MUTUAL FUNDS: 84.1%
	Affiliated Investment Companies: 84.1%
32	ING Emerging Markets Index Portfolio — Class I	356	2.0
195	ING International Index Portfolio — Class I	1,958	10.7
122	ING RussellTM Mid Cap Index Portfolio — Class I	1,957	10.7
31	ING RussellTM Small Cap Index Portfolio — Class I	532	2.9

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
565	ING U.S. Bond Index Portfolio — Class I	$5,863	32.1
322	ING U.S. Stock Index Portfolio — Class I	4,691	25.7

	Total Mutual Funds (Cost $13,554)	15,357	84.1

	Total Investments in Securities (Cost $15,969)	$17,829	97.6
	Assets in Excess of Other Liabilities	444	2.4
	Net Assets	$18,273	100.0

Cost for federal income tax purposes is $16,016.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,173
Gross Unrealized Depreciation	(360)
Net Unrealized Appreciation	$1,813

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,472	$—	$—	$2,472
Mutual Funds	15,357	—	—	15,357
Total Investments, at fair value	$17,829	$—	$—	$17,829

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Index Portfolio — Class I	$716	$96	$(405)	$(51)	$356	$1	$2	$3
ING International Index Portfolio — Class I	2,103	158	(489)	186	1,958	46	155	—
ING RussellTM Mid Cap Index Portfolio — Class I	1,900	263	(471)	265	1,957	21	232	53
ING RussellTM Small Cap Index Portfolio — Class I	523	27	(108)	90	532	7	59	19
ING U.S. Bond Index Portfolio — Class I	5,888	2,267	(2,033)	(259)	5,863	113	(77)	63
ING U.S. Stock Index Portfolio — Class I	4,258	1,557	(1,765)	641	4,691	89	427	117
	$15,388	$4,368	$(5,271)	$872	$15,357	$277	$798	$255

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

52

ING INDEX SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 14.0%
244,269	iShares MSCI EMU Index Fund	$10,107,851	2.0
378,335	iShares iBoxx $ High Yield Corporate Bond Fund	35,139,755	7.0
618,783	SPDR Barclays Capital High Yield Bond ETF	25,097,838	5.0

	Total Exchange-Traded Funds (Cost $68,822,915)	70,345,444	14.0

MUTUAL FUNDS: 86.0%
	Affiliated Investment Companies: 86.0%
1,342,661	ING Emerging Markets Index Portfolio — Class I	15,010,951	3.0
6,968,377	ING International Index Portfolio — Class I	69,962,502	13.9
4,373,526	ING RussellTM Mid Cap Index Portfolio — Class I	70,020,151	14.0
1,177,694	ING RussellTM Small Cap Index Portfolio — Class I	19,938,359	4.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
10,540,416	ING U.S. Bond Index Portfolio — Class I	$109,409,518	21.8
10,092,778	ING U.S. Stock Index Portfolio — Class I	147,051,772	29.3

	Total Mutual Funds (Cost $378,729,139)	431,393,253	86.0

	Total Investments in Securities (Cost $447,552,054)	$501,738,697	100.0
	Assets in Excess of Other Liabilities	150,128	—
	Net Assets	$501,888,825	100.0

Cost for federal income tax purposes is $450,007,504.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$59,338,523
Gross Unrealized Depreciation	(7,607,330)
Net Unrealized Appreciation	$51,731,193

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$70,345,444	$—	$—	$70,345,444
Mutual Funds	431,393,253	—	—	431,393,253
Total Investments, at fair value	$501,738,697	$—	$—	$501,738,697

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Index Portfolio — Class I	$20,087,812	$6,911,209	$(10,521,089)	$(1,466,981)	$15,010,951	$27,079	$155,407	$96,575
ING International Index Portfolio — Class I	58,451,084	16,991,426	(15,610,990)	10,130,982	69,962,502	1,449,285	1,067,881	—
ING RussellTM Mid Cap Index Portfolio — Class I	53,773,631	19,052,439	(14,389,616)	11,583,697	70,020,151	679,209	4,224,383	1,696,491
ING RussellTM Small Cap Index Portfolio — Class I	15,501,344	4,383,929	(3,537,709)	3,590,795	19,938,359	244,753	1,458,148	619,146
ING U.S. Bond Index Portfolio — Class I	91,129,876	65,649,777	(43,086,094)	(4,284,041)	109,409,518	1,978,749	(1,582,672)	1,076,038
ING U.S. Stock Index Portfolio — Class I	106,031,859	67,839,266	(44,451,777)	17,632,424	147,051,772	2,707,704	12,083,965	3,263,857
	$344,975,606	$180,828,046	$(131,597,275)	$37,186,876	$431,393,253	$7,086,779	$17,407,112	$6,752,107

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

53

ING INDEX SOLUTION 2030 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 11.6%
10	iShares MSCI EMU Index Fund	$414	2.1
11	iShares iBoxx $ High Yield Corporate Bond Fund	1,022	5.1
17	SPDR Barclays Capital High Yield Bond ETF	689	3.5
3	Vanguard FTSE Europe ETF	176	0.9

	Total Exchange-Traded Funds (Cost $2,234)	2,301	11.6

MUTUAL FUNDS: 86.3%
	Affiliated Investment Companies: 86.3%
70	ING Emerging Markets Index Portfolio — Class I	778	3.9
368	ING International Index Portfolio — Class I	3,695	18.5
170	ING RussellTM Mid Cap Index Portfolio — Class I	2,722	13.7

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
46	ING RussellTM Small Cap Index Portfolio — Class I	$775	3.9
299	ING U.S. Bond Index Portfolio — Class I	3,106	15.6
419	ING U.S. Stock Index Portfolio — Class I	6,110	30.7

	Total Mutual Funds (Cost $14,076)	17,186	86.3

	Total Investments in Securities (Cost $16,310)	$19,487	97.9
	Assets in Excess of Other Liabilities	421	2.1
	Net Assets	$19,908	100.0

Cost for federal income tax purposes is $16,390.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,294
Gross Unrealized Depreciation	(197)
Net Unrealized Appreciation	$3,097

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,301	$—	$—	$2,301
Mutual Funds	17,186	—	—	17,186
Total Investments, at fair value	$19,487	$—	$—	$19,487

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Index Portfolio — Class I	$1,107	$200	$(419)	$(110)	$778	$1	$33	$5
ING International Index Portfolio — Class I	3,614	268	(612)	425	3,695	85	198	—
ING RussellTM Mid Cap Index Portfolio — Class I	2,494	307	(501)	422	2,722	29	248	73
ING RussellTM Small Cap Index Portfolio — Class I	719	57	(137)	136	775	11	75	27
ING U.S. Bond Index Portfolio — Class I	3,120	2,490	(2,426)	(78)	3,106	59	(102)	35
ING U.S. Stock Index Portfolio — Class I	5,443	2,257	(2,327)	737	6,110	114	631	150
	$16,497	$5,579	$(6,422)	$1,532	$17,186	$299	$1,083	$290

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

54

ING INDEX SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 12.0%
197,038	iShares MSCI EMU Index Fund	$8,153,432	2.0
239,686	iShares iBoxx $ High Yield Corporate Bond Fund	22,262,036	5.5
349,260	SPDR Barclays Capital High Yield Bond ETF	14,165,985	3.5
69,242	Vanguard FTSE Europe ETF	4,071,430	1.0

	Total Exchange-Traded Funds (Cost $47,372,227)	48,652,883	12.0

MUTUAL FUNDS: 88.0%
	Affiliated Investment Companies: 88.0%
1,444,967	ING Emerging Markets Index Portfolio — Class I	16,154,731	4.0
7,633,919	ING International Index Portfolio — Class I	76,644,552	18.9
3,782,326	ING RussellTM Mid Cap Index Portfolio — Class I	60,555,032	14.9

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
1,188,281	ING RussellTM Small Cap Index Portfolio — Class I	$20,117,600	5.0
3,083,496	ING U.S. Bond Index Portfolio — Class I	32,006,685	7.9
10,392,367	ING U.S. Stock Index Portfolio — Class I	151,416,783	37.3

	Total Mutual Funds (Cost $301,849,698)	356,895,383	88.0

	Total Investments in Securities (Cost $349,221,925)	$405,548,266	100.0
	Assets in Excess of Other Liabilities	25,589	—
	Net Assets	$405,573,855	100.0

Cost for federal income tax purposes is $350,724,294.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$57,138,104
Gross Unrealized Depreciation	(2,314,132)
Net Unrealized Appreciation	$54,823,972

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$48,652,883	$—	$—	$48,652,883
Mutual Funds	356,895,383	—	—	356,895,383
Total Investments, at fair value	$405,548,266	$—	$—	$405,548,266

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Index Portfolio — Class I	$18,241,336	$7,384,172	$(7,909,176)	$(1,561,601)	$16,154,731	$24,981	$356,000	$89,093
ING International Index Portfolio — Class I	59,203,426	20,402,626	(13,555,893)	10,594,393	76,644,552	1,512,861	1,230,062	—
ING RussellTM Mid Cap Index Portfolio — Class I	43,764,726	17,050,789	(10,987,245)	10,726,762	60,555,032	562,522	2,405,871	1,405,409
ING RussellTM Small Cap Index Portfolio — Class I	14,718,138	4,717,954	(2,976,473)	3,657,981	20,117,600	235,203	1,237,473	594,986
ING U.S. Bond Index Portfolio — Class I	28,789,596	42,836,520	(39,290,916)	(328,515)	32,006,685	612,825	(1,514,492)	363,578
ING U.S. Stock Index Portfolio — Class I	106,411,375	73,258,569	(45,576,667)	17,323,506	151,416,783	2,750,598	12,392,189	3,274,787
	$271,128,597	$165,650,630	$(120,296,370)	$40,412,526	$356,895,383	$5,698,990	$16,107,103	$5,727,853

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

55

ING INDEX SOLUTION 2040 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.7%
10	iShares MSCI EMU Index Fund	$414	2.0
7	iShares iBoxx $ High Yield Corporate Bond Fund	650	3.1
8	SPDR Barclays Capital High Yield Bond ETF	325	1.5
4	Vanguard FTSE Europe ETF	235	1.1

	Total Exchange-Traded Funds (Cost $1,567)	1,624	7.7

MUTUAL FUNDS: 90.7%
	Affiliated Investment Companies: 90.7%
93	ING Emerging Markets Index Portfolio — Class I	1,035	4.9
412	ING International Index Portfolio — Class I	4,138	19.6
207	ING RussellTM Mid Cap Index Portfolio — Class I	3,309	15.7

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
61	ING RussellTM Small Cap Index Portfolio — Class I	$1,031	4.9
80	ING U.S. Bond Index Portfolio — Class I	826	3.9
604	ING U.S. Stock Index Portfolio — Class I	8,805	41.7

	Total Mutual Funds (Cost $14,913)	19,144	90.7

	Total Investments in Securities (Cost $16,480)	$20,768	98.4
	Assets in Excess of Other Liabilities	346	1.6
	Net Assets	$21,114	100.0

Cost for federal income tax purposes is $16,507.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,301
Gross Unrealized Depreciation	(40)
Net Unrealized Appreciation	$4,261

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,624	$—	$—	$1,624
Mutual Funds	19,144	—	—	19,144
Total Investments, at fair value	$20,768	$—	$—	$20,768

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Index Portfolio — Class I	$1,320	$252	$(404)	$(133)	$1,035	$2	$41	$6
ING International Index Portfolio — Class I	3,877	328	(565)	498	4,138	92	184	—
ING RussellTM Mid Cap Index Portfolio — Class I	2,911	341	(494)	551	3,309	35	243	87
ING RussellTM Small Cap Index Portfolio — Class I	918	56	(141)	198	1,031	14	77	35
ING U.S. Bond Index Portfolio — Class I	1,405	1,946	(2,534)	9	826	18	(71)	17
ING U.S. Stock Index Portfolio — Class I	7,173	2,946	(2,509)	1,195	8,805	161	678	207
	$17,604	$5,869	$(6,647)	$2,318	$19,144	$322	$1,152	$352

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

56

ING INDEX SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 6.0%
117,787	iShares MSCI EMU Index Fund	$4,874,026	2.0
39,093	iShares iBoxx $ High Yield Corporate Bond Fund	3,630,958	1.5
89,498	SPDR Barclays Capital High Yield Bond ETF	3,630,039	1.5
41,421	Vanguard FTSE Europe ETF	2,435,555	1.0

	Total Exchange-Traded Funds (Cost $13,933,276)	14,570,578	6.0

MUTUAL FUNDS: 94.0%
	Affiliated Investment Companies: 94.0%
1,517,895	ING Emerging Markets Index Portfolio — Class I	16,970,071	7.0
5,068,062	ING International Index Portfolio — Class I	50,883,347	20.9
2,573,191	ING RussellTM Mid Cap Index Portfolio — Class I	41,196,783	16.9

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
713,320	ING RussellTM Small Cap Index Portfolio — Class I	$12,076,515	4.9
464,125	ING U.S. Bond Index Portfolio — Class I	4,817,615	2.0
7,080,695	ING U.S. Stock Index Portfolio — Class I	103,165,732	42.3

	Total Mutual Funds (Cost $192,938,900)	229,110,063	94.0

	Total Investments in Securities (Cost $206,872,176)	$243,680,641	100.0
	Liabilities in Excess of Other Assets	(38,499)	—
	Net Assets	$243,642,142	100.0

Cost for federal income tax purposes is $207,591,047.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$36,930,571
Gross Unrealized Depreciation	(840,977)
Net Unrealized Appreciation	$36,089,594

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$14,570,578	$—	$—	$14,570,578
Mutual Funds	229,110,063	—	—	229,110,063
Total Investments, at fair value	$243,680,641	$—	$—	$243,680,641

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Index Portfolio — Class I	$15,794,543	$7,856,453	$(5,424,230)	$(1,256,695)	$16,970,071	$21,426	$285,774	$76,414
ING International Index Portfolio — Class I	37,679,144	15,151,211	(9,113,979)	7,166,971	50,883,347	955,540	426,161	—
ING RussellTM Mid Cap Index Portfolio — Class I	28,705,966	12,531,666	(6,597,713)	6,556,864	41,196,783	367,502	2,038,158	918,412
ING RussellTM Small Cap Index Portfolio — Class I	8,516,874	3,177,314	(1,930,708)	2,313,035	12,076,515	134,484	519,184	340,200
ING U.S. Bond Index Portfolio — Class I	6,556,642	19,364,725	(21,131,857)	28,105	4,817,615	72,388	(233,532)	94,875
ING U.S. Stock Index Portfolio — Class I	66,581,296	53,658,783	(28,632,256)	11,557,909	103,165,732	1,843,720	7,454,246	2,101,158
	$163,834,465	$111,740,152	$(72,830,743)	$26,366,189	$229,110,063	$3,395,060	$10,489,991	$3,531,059

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

57

ING INDEX SOLUTION 2050 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.9%
10	iShares MSCI EMU Index Fund	$414	2.0
3	iShares iBoxx $ High Yield Corporate Bond Fund	279	1.3
8	SPDR Barclays Capital High Yield Bond ETF	324	1.5
4	Vanguard FTSE Europe ETF	235	1.1

	Total Exchange-Traded Funds (Cost $1,197)	1,252	5.9

MUTUAL FUNDS: 92.7%
	Affiliated Investment Companies: 92.7%
130	ING Emerging Markets Index Portfolio — Class I	1,454	6.9
434	ING International Index Portfolio — Class I	4,362	20.6
220	ING RussellTM Mid Cap Index Portfolio — Class I	3,530	16.7

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
61	ING RussellTM Small Cap Index Portfolio — Class I	$1,035	4.9
40	ING U.S. Bond Index Portfolio — Class I	415	1.9
607	ING U.S. Stock Index Portfolio — Class I	8,839	41.7

	Total Mutual Funds (Cost $15,292)	19,635	92.7

	Total Investments in Securities (Cost $16,489)	$20,887	98.6
	Assets in Excess of Other Liabilities	301	1.4
	Net Assets	$21,188	100.0

Cost for federal income tax purposes is $16,495.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,410
Gross Unrealized Depreciation	(18)
Net Unrealized Appreciation	$4,392

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,252	$—	$—	$1,252
Mutual Funds	19,635	—	—	19,635
Total Investments, at fair value	$20,887	$—	$—	$20,887

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Index Portfolio — Class I	$1,679	$338	$(421)	$(142)	$1,454	$2	$24	$8
ING International Index Portfolio — Class I	4,018	340	(535)	539	4,362	96	174	—
ING RussellTM Mid Cap Index Portfolio — Class I	3,059	345	(479)	605	3,530	37	235	92
ING RussellTM Small Cap Index Portfolio — Class I	908	54	(130)	203	1,035	13	71	34
ING U.S. Bond Index Portfolio — Class I	696	1,702	(1,988)	5	415	7	(24)	9
ING U.S. Stock Index Portfolio — Class I	7,095	2,961	(2,426)	1,209	8,839	161	653	205
	$17,455	$5,740	$(5,979)	$2,419	$19,635	$316	$1,133	$348

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

58

ING INDEX SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.9%
22,578	iShares MSCI EMU Index Fund	$934,278	2.0
7,494	iShares iBoxx $ High Yield Corporate Bond Fund	696,043	1.5
17,160	SPDR Barclays Capital High Yield Bond ETF	696,009	1.4
7,935	Vanguard FTSE Europe ETF	466,578	1.0

	Total Exchange-Traded Funds (Cost $2,675,385)	2,792,908	5.9

MUTUAL FUNDS: 94.1%
	Affiliated Investment Companies: 94.1%
293,642	ING Emerging Markets Index Portfolio — Class I	3,282,921	7.0
981,701	ING International Index Portfolio — Class I	9,856,281	20.9
497,779	ING RussellTM Mid Cap Index Portfolio — Class I	7,969,434	16.9

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
137,995	ING RussellTM Small Cap Index Portfolio — Class I	$2,336,248	5.0
91,064	ING U.S. Bond Index Portfolio — Class I	945,243	2.0
1,369,491	ING U.S. Stock Index Portfolio — Class I	19,953,489	42.3

	Total Mutual Funds (Cost $38,214,381)	44,343,616	94.1

	Total Investments in Securities (Cost $40,889,766)	$47,136,524	100.0
	Assets in Excess of Other Liabilities	2,441	—
	Net Assets	$47,138,965	100.0

Cost for federal income tax purposes is $41,074,712.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,269,558
Gross Unrealized Depreciation	(207,746)
Net Unrealized Appreciation	$6,061,812

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,792,908	$—	$—	$2,792,908
Mutual Funds	44,343,616	—	—	44,343,616
Total Investments, at fair value	$47,136,524	$—	$—	$47,136,524

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Index Portfolio — Class I	$2,590,759	$1,961,406	$(1,092,862)	$(176,382)	$3,282,921	$3,567	$29,428	$12,721
ING International Index Portfolio — Class I	6,161,176	4,227,274	(1,579,819)	1,047,650	9,856,281	158,975	315,220	—
ING RussellTM Mid Cap Index Portfolio — Class I	4,695,825	3,429,540	(1,368,491)	1,212,560	7,969,434	61,156	303,373	153,125
ING RussellTM Small Cap Index Portfolio — Class I	1,393,096	923,669	(404,842)	424,325	2,336,248	22,387	78,261	56,632
ING U.S. Bond Index Portfolio — Class I	1,076,681	3,378,036	(3,511,307)	1,833	945,243	16,204	(43,773)	16,018
ING U.S. Stock Index Portfolio — Class I	10,893,575	12,538,233	(5,651,964)	2,173,645	19,953,489	347,855	1,133,660	373,619
	$26,811,112	$26,458,158	$(13,609,285)	$4,683,631	$44,343,616	$610,144	$1,816,169	$612,115

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

59

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING Index Solution Income Portfolio
Class ADV	NII	$0.3007
Class I	NII	$0.3460
Class S	NII	$0.3168
Class S2	NII	$0.3201
Class T	NII	$0.2724
All Classes	STCG	$0.1457
All Classes	LTCG	$0.2374
ING Index Solution 2015 Portfolio
Class ADV	NII	$0.2126
Class I	NII	$0.2540
Class S	NII	$0.2292
Class S2	NII	$0.2321
Class T	NII	$0.1808
All Classes	STCG	$0.1331
All Classes	LTCG	$0.1507
ING Index Solution 2020 Portfolio
Class ADV	NII	$0.2648
Class I	NII	$0.3131
Class S	NII	$0.2196
Class S2	NII	$0.2769
Class T	NII	$0.2344
All Classes	STCG	$0.3561
All Classes	LTCG	$0.1814
ING Index Solution 2025 Portfolio
Class ADV	NII	$0.1551
Class I	NII	$0.1923
Class S	NII	$0.1719
Class S2	NII	$0.1670
Class T	NII	$0.1191
All Classes	STCG	$0.1179
All Classes	LTCG	$0.1885
ING Index Solution 2030 Portfolio
Class ADV	NII	$0.2700
Class I	NII	$0.3188
Class S	NII	$0.2250
Class S2	NII	$0.2822
Class T	NII	$0.2393
All Classes	STCG	$0.3401
All Classes	LTCG	$0.2093
ING Index Solution 2035 Portfolio
Class ADV	NII	$0.1249
Class I	NII	$0.1625
Class S	NII	$0.1438
Class S2	NII	$0.1374
Class T	NII	$0.0893
All Classes	STCG	$0.1172
All Classes	LTCG	$0.1851
ING Index Solution 2040 Portfolio
Class ADV	NII	$0.1817
Class I	NII	$0.2372
Class S	NII	$0.1400
Class S2	NII	$0.1937
Class T	NII	$0.1575
All Classes	STCG	$0.3826
All Classes	LTCG	$0.2451
ING Index Solution 2045 Portfolio
Class ADV	NII	$0.1033
Class I	NII	$0.1398
Class S	NII	$0.1213
Class S2	NII	$0.1128
Class T	NII	$0.0666
All Classes	STCG	$0.1035
All Classes	LTCG	$0.2031
ING Index Solution 2050 Portfolio
Class ADV	NII	$0.1698
Class I	NII	$0.2253
Class S	NII	$0.1281
Class S2	NII	$0.1817
Class T	NII	$0.1455
All Classes	STCG	$0.4099
All Classes	LTCG	$0.1123
ING Index Solution 2055 Portfolio
Class ADV	NII	$0.1007
Class I	NII	$0.1322
Class S	NII	$0.1143
Class S2	NII	$0.1027
Class T	NII	$0.0495
All Classes	STCG	$0.0966
All Classes	LTCG	$0.1380

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

60

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Partners, Inc. Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5	To elect 13 nominees to the Board.

6	To approve an amended advisory fee structure that could increase the advisory fee with respect to the portfolio.

7	To approve a new investment sub-advisory agreement between DSL and ING IM with respect to certain Portfolios and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control events that occur as part of the Separation Plan.

8	To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution Income Portfolio	1	*	1,801,423.000	172,504.000	102,234.000	0.000	2,076,161.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	1,990,968.500	85,192.500	0.000	0.000	2,076,161.000
John V. Boyer	5	*	2,000,853.500	75,307.500	0.000	0.000	2,076,161.000
Patricia W. Chadwick	5	*	1,981,428.500	94,732.500	0.000	0.000	2,076,161.000
Albert E. DePrince, Jr.	5	*	2,004,625.500	71,535.500	0.000	0.000	2,076,161.000
Peter S. Drotch	5	*	2,003,114.500	73,046.500	0.000	0.000	2,076,161.000
J. Michael Earley	5	*	2,004,625.500	71,535.500	0.000	0.000	2,076,161.000
Martin J. Gavin**	5	*	2,004,625.500	71,535.500	0.000	0.000	2,076,161.000
Russell H. Jones	5	*	2,004,625.500	71,535.500	0.000	0.000	2,076,161.000
Patrick W. Kenny	5	*	2,004,625.500	71,535.500	0.000	0.000	2,076,161.000
Shaun P. Mathews	5	*	2,004,625.500	71,535.500	0.000	0.000	2,076,161.000
Joseph E. Obermeyer	5	*	2,004,625.500	71,535.500	0.000	0.000	2,076,161.000
Sheryl K. Pressler	5	*	1,978,387.500	97,773.500	0.000	0.000	2,076,161.000
Roger B. Vincent	5	*	1,987,877.500	88,283.500	0.000	0.000	2,076,161.000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	1,286,470.667	671,721.667	117,968.666	0.000	2,076,161.000
	7	*	1,732,147.000	243,020.000	100,994.000	0.000	2,076,161.000
	8	*	1,565,058.667	395,197.667	115,904.666	0.000	2,076,161.000

*	Proposals deferred; adjourned to April 26, 2013
**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

61

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2015 Portfolio	1	*	2,220,852.000	165,098.000	113,415.000	0.000	2,499,365.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	2,417,104.500	82,260.500	0.000	0.000	2,499,365.000
John V. Boyer	5	*	2,417,567.500	81,797.500	0.000	0.000	2,499,365.000
Patricia W. Chadwick	5	*	2,417,567.500	81,797.500	0.000	0.000	2,499,365.000
Albert E. DePrince, Jr.	5	*	2,407,053.500	92,311.500	0.000	0.000	2,499,365.000
Peter S. Drotch	5	*	2,417,567.500	81,797.500	0.000	0.000	2,499,365.000
J. Michael Earley	5	*	2,417,567.500	81,797.500	0.000	0.000	2,499,365.000
Martin J. Gavin**	5	*	2,417,567.500	81,797.500	0.000	0.000	2,499,365.000
Russell H. Jones	5	*	2,417,567.500	81,797.500	0.000	0.000	2,499,365.000
Patrick W. Kenny	5	*	2,417,567.500	81,797.500	0.000	0.000	2,499,365.000
Shaun P. Mathews	5	*	2,417,567.500	81,797.500	0.000	0.000	2,499,365.000
Joseph E. Obermeyer	5	*	2,417,567.500	81,797.500	0.000	0.000	2,499,365.000
Sheryl K. Pressler	5	*	2,417,104.500	82,260.500	0.000	0.000	2,499,365.000
Roger B. Vincent	5	*	2,417,567.500	81,797.500	0.000	0.000	2,499,365.000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	1,750,035.000	653,292.000	96,038.000	0.000	2,499,365.000
	7	*	2,200,987.000	173,685.000	124,693.000	0.000	2,499,365.000
	8	*	1,968,090.000	413,894.000	117,381.000	0.000	2,499,365.000
__________
* Proposals deferred; adjourned to April 26, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2020 Portfolio	1	*	1,500.000	0.000	0.000	0.000	1,500.000
	6	*	1,500.000	0.000	0.000	0.000	1,500.000
	7	*	1,500.000	0.000	0.000	0.000	1,500.000
	8	*	1,500.000	0.000	0.000	0.000	1,500.000
__________
* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2025 Portfolio	1	*	2,550,767.000	29,569.000	36,170.000	0.000	2,616,506.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
John V. Boyer	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
Patricia W. Chadwick	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
Albert E. DePrince, Jr.	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
Peter S. Drotch	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
J. Michael Earley	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
Martin J. Gavin**	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
Russell H. Jones	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
Patrick W. Kenny	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
Shaun P. Mathews	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
Joseph E. Obermeyer	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
Sheryl K. Pressler	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000
Roger B. Vincent	5	*	2,611,646.500	4,859.500	0.000	0.000	2,616,506.000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	1,937,340.667	643,381.667	35,783.666	0.000	2,616,506.000
	7	*	2,513,070.334	63,287.333	40,148.333	0.000	2,616,506.000
	8	*	2,126,444.334	454,251.333	35,810.333	0.000	2,616,506.000
__________
* Proposals deferred; adjourned to April 26, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

62

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2030 Portfolio	1	*	1,500.000	0.000	0.000	0.000	1,500.000
	6	*	1,500.000	0.000	0.000	0.000	1,500.000
	7	*	1,500.000	0.000	0.000	0.000	1,500.000
	8	*	1,500.000	0.000	0.000	0.000	1,500.000
__________
* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2035 Portfolio	1	*	1,569,307.000	22,961.000	74,086.000	0.000	1,666,354.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
John V. Boyer	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
Patricia W. Chadwick	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
Albert E. DePrince, Jr.	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
Peter S. Drotch	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
J. Michael Earley	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
Martin J. Gavin**	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
Russell H. Jones	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
Patrick W. Kenny	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
Shaun P. Mathews	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
Joseph E. Obermeyer	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
Sheryl K. Pressler	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000
Roger B. Vincent	5	*	1,595,300.500	71,053.500	0.000	0.000	1,666,354.000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	1,207,653.000	387,349.000	71,352.000	0.000	1,666,354.000
	7	*	1,546,542.334	45,164.333	74,647.333	0.000	1,666,354.000
	8	*	1,381,921.334	210,332.333	74,100.333	0.000	1,666,354.000
__________
* Proposals deferred; adjourned to April 26, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2040 Portfolio	1	*	1,500.000	0.000	0.000	0.000	1,500.000
	6	*	1,500.000	0.000	0.000	0.000	1,500.000
	7	*	1,500.000	0.000	0.000	0.000	1,500.000
	8	*	1,500.000	0.000	0.000	0.000	1,500.000
__________
* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2045 Portfolio	1	*	633,193.000	10,958.000	128,579.000	0.000	772,730.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	772,676.000	54.000	0.000	0.000	772,730.000
John V. Boyer	5	*	772,676.000	54.000	0.000	0.000	772,730.000
Patricia W. Chadwick	5	*	772,676.000	54.000	0.000	0.000	772,730.000
Albert E. DePrince, Jr.	5	*	772,676.000	54.000	0.000	0.000	772,730.000
Peter S. Drotch	5	*	772,676.000	54.000	0.000	0.000	772,730.000
J. Michael Earley	5	*	772,676.000	54.000	0.000	0.000	772,730.000
Martin J. Gavin**	5	*	772,676.000	54.000	0.000	0.000	772,730.000
Russell H. Jones	5	*	772,676.000	54.000	0.000	0.000	772,730.000
Patrick W. Kenny	5	*	772,676.000	54.000	0.000	0.000	772,730.000
Shaun P. Mathews	5	*	772,676.000	54.000	0.000	0.000	772,730.000
Joseph E. Obermeyer	5	*	772,676.000	54.000	0.000	0.000	772,730.000
Sheryl K. Pressler	5	*	772,676.000	54.000	0.000	0.000	772,730.000
Roger B. Vincent	5	*	772,676.000	54.000	0.000	0.000	772,730.000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	461,830.000	300,847.000	10,053.000	0.000	772,730.000
	7	*	628,466.334	15,302.333	128,961.333	0.000	772,730.000
	8	*	517,008.667	245,226.667	10,494.666	0.000	772,730.000
__________
* Proposals deferred; adjourned to April 26, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

63

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2050 Portfolio	1	*	1,500.000	0.000	0.000	0.000	1,500.000
	6	*	1,500.000	0.000	0.000	0.000	1,500.000
	7	*	1,500.000	0.000	0.000	0.000	1,500.000
	8	*	1,500.000	0.000	0.000	0.000	1,500.000
__________
* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2055 Portfolio	1	*	121,721.000	417.000	3,732.000	0.000	125,870.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	125,455.500	414.500	0.000	0.000	125,870.000
John V. Boyer	5	*	125,455.500	414.500	0.000	0.000	125,870.000
Patricia W. Chadwick	5	*	125,455.500	414.500	0.000	0.000	125,870.000
Albert E. DePrince, Jr.	5	*	125,455.500	414.500	0.000	0.000	125,870.000
Peter S. Drotch	5	*	125,455.500	414.500	0.000	0.000	125,870.000
J. Michael Earley	5	*	125,455.500	414.500	0.000	0.000	125,870.000
Martin J. Gavin**	5	*	125,455.500	414.500	0.000	0.000	125,870.000
Russell H. Jones	5	*	125,455.500	414.500	0.000	0.000	125,870.000
Patrick W. Kenny	5	*	125,455.500	414.500	0.000	0.000	125,870.000
Shaun P. Mathews	5	*	125,455.500	414.500	0.000	0.000	125,870.000
Joseph E. Obermeyer	5	*	125,455.500	414.500	0.000	0.000	125,870.000
Sheryl K. Pressler	5	*	125,455.500	414.500	0.000	0.000	125,870.000
Roger B. Vincent	5	*	125,455.500	414.500	0.000	0.000	125,870.000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	73,239.000	48,899.000	3,732.000	0.000	125,870.000
	7	*	105,143.000	17,280.000	3,447.000	0.000	125,870.000
	8	*	95,597.000	26,541.000	3,732.000	0.000	125,870.000
__________
* Proposals deferred; adjourned to April 26, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

A special meeting of shareholders of the ING Partners, Inc. Registrant was held April 26, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution Income Portfolio	1	*	3,962,746.000	248,366.000	195,656.000	0.000	4,406,768.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	4,249,573.000	157,195.000	0.000	0.000	4,406,768.000
John V. Boyer	5	*	4,259,458.000	147,310.000	0.000	0.000	4,406,768.000
Patricia W. Chadwick	5	*	4,240,033.000	166,735.000	0.000	0.000	4,406,768.000
Albert E. DePrince, Jr.	5	*	4,263,230.000	143,538.000	0.000	0.000	4,406,768.000
Peter S. Drotch	5	*	4,261,719.000	145,049.000	0.000	0.000	4,406,768.000
J. Michael Earley	5	*	4,263,230.000	143,538.000	0.000	0.000	4,406,768.000
Martin J. Gavin**	5	*	4,265,406.000	141,362.000	0.000	0.000	4,406,768.000
Russell H. Jones	5	*	4,263,230.000	143,538.000	0.000	0.000	4,406,768.000
Patrick W. Kenny	5	*	4,263,230.000	143,538.000	0.000	0.000	4,406,768.000
Shaun P. Mathews	5	*	4,263,230.000	143,538.000	0.000	0.000	4,406,768.000
Joseph E. Obermeyer	5	*	4,263,230.000	143,538.000	0.000	0.000	4,406,768.000
Sheryl K. Pressler	5	*	4,236,992.000	169,776.000	0.000	0.000	4,406,768.000
Roger B. Vincent	5	*	4,246,481.000	160,287.000	0.000	0.000	4,406,768.000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	3,295,194.000	918,671.000	192,903.000	0.000	4,406,768.000
	7	*	3,907,984.000	320,157.000	178,627.000	0.000	4,406,768.000
	8	*	3,600,677.334	592,409.333	213,681.333	0.000	4,406,768.000
__________
* Proposals deferred; adjourned to May 13, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

64

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2015 Portfolio	1	*	4,952,123.000	220,561.000	317,862.000	0.000	5,490,546.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	5,317,111.500	173,434.500	0.000	0.000	5,490,546.000
John V. Boyer	5	*	5,317,574.500	172,971.500	0.000	0.000	5,490,546.000
Patricia W. Chadwick	5	*	5,317,574.500	172,971.500	0.000	0.000	5,490,546.000
Albert E. DePrince, Jr.	5	*	5,307,059.500	183,486.500	0.000	0.000	5,490,546.000
Peter S. Drotch	5	*	5,317,574.500	172,971.500	0.000	0.000	5,490,546.000
J. Michael Earley	5	*	5,317,574.500	172,971.500	0.000	0.000	5,490,546.000
Martin J. Gavin**	5	*	5,317,574.500	172,971.500	0.000	0.000	5,490,546.000
Russell H. Jones	5	*	5,317,574.500	172,971.500	0.000	0.000	5,490,546.000
Patrick W. Kenny	5	*	5,317,574.500	172,971.500	0.000	0.000	5,490,546.000
Shaun P. Mathews	5	*	5,317,574.500	172,971.500	0.000	0.000	5,490,546.000
Joseph E. Obermeyer	5	*	5,317,574.500	172,971.500	0.000	0.000	5,490,546.000
Sheryl K. Pressler	5	*	5,317,111.500	173,434.500	0.000	0.000	5,490,546.000
Roger B. Vincent	5	*	5,317,574.500	172,971.500	0.000	0.000	5,490,546.000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	4,351,527.334	839,219.333	299,799.333	0.000	5,490,546.000
	7	*	4,915,344.667	245,706.667	329,494.666	0.000	5,490,546.000
	8	*	4,614,674.667	552,643.667	323,227.666	0.000	5,490,546.000
__________
* Proposals deferred; adjourned to May 13, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2025 Portfolio	1	*	5,403,335.000	215,247.000	270,488.000	0.000	5,889,070.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
John V. Boyer	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
Patricia W. Chadwick	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
Albert E. DePrince, Jr.	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
Peter S. Drotch	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
J. Michael Earley	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
Martin J. Gavin**	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
Russell H. Jones	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
Patrick W. Kenny	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
Shaun P. Mathews	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
Joseph E. Obermeyer	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
Sheryl K. Pressler	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000
Roger B. Vincent	5	*	5,520,561.000	368,509.000	0.000	0.000	5,889,070.000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	4,706,668.334	910,833.333	271,568.333	0.000	5,889,070.000
	7	*	5,542,855.334	71,748.333	274,466.333	0.000	5,889,070.000
	8	*	5,217,935.334	399,539.333	271,595.333	0.000	5,889,070.000
__________
* Proposals deferred; adjourned to May 13, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

65

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2035 Portfolio	1	*	3,431,402.000	47,712.000	226,940.000	0.000	3,706,054.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
John V. Boyer	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
Patricia W. Chadwick	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
Albert E. DePrince, Jr.	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
Peter S. Drotch	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
J. Michael Earley	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
Martin J. Gavin**	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
Russell H. Jones	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
Patrick W. Kenny	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
Shaun P. Mathews	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
Joseph E. Obermeyer	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
Sheryl K. Pressler	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.000
Roger B. Vincent	5	*	3,533,828.000	172,226.000	0.000	0.000	3,706,054.0000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	3,044,583.667	453,461.667	208,008.666	0.000	3,706,054.000
	7	*	3,408,266.334	74,454.333	223,333.333	0.000	3,706,054.000
	8	*	3,233,163.334	266,303.333	206,587.333	0.000	3,706,054.000
__________
* Proposals deferred; adjourned to May 13, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2045 Portfolio	1	*	1,647,842.000	69,467.000	199,678.000	0.000	1,916,987.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
John V. Boyer	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
Patricia W. Chadwick	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
Albert E. DePrince, Jr.	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
Peter S. Drotch	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
J. Michael Earley	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
Martin J. Gavin**	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
Russell H. Jones	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
Patrick W. Kenny	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
Shaun P. Mathews	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
Joseph E. Obermeyer	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
Sheryl K. Pressler	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000
Roger B. Vincent	5	*	1,845,836.500	71,150.500	0.000	0.000	1,916,987.000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	1,474,221.334	361,901.333	80,864.333	0.000	1,916,987.000
	7	*	1,643,115.000	73,811.000	200,061.000	0.000	1,916,987.000
	8	*	1,531,637.667	304,042.667	81,306.666	0.000	1,916,987.000
__________
* Proposals deferred; adjourned to May 13, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

66

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2055 Portfolio	1	*	259,984.000	3,309.000	12,638.000	0.000	275,931.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
John V. Boyer	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
Patricia W. Chadwick	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
Albert E. DePrince, Jr.	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
Peter S. Drotch	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
J. Michael Earley	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
Martin J. Gavin**	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
Russell H. Jones	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
Patrick W. Kenny	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
Shaun P. Mathews	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
Joseph E. Obermeyer	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
Sheryl K. Pressler	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000
Roger B. Vincent	5	*	269,835.500	6,095.500	0.000	0.000	275,931.000

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	6	*	213,446.000	52,856.000	9,629.000	0.000	275,931.000
	7	*	249,777.667	13,800.667	12,352.666	0.000	275,931.000
	8	*	233,859.000	32,443.000	9,629.000	0.000	275,931.000
__________
* Proposals deferred; adjourned to May 13, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

A special meeting of shareholders of the ING Partners, Inc. Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

ING Partners, Inc.

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	573,865,379.456	42,794,795.115	0.000	0.000	616,660,174.571
John V. Boyer	5	*	573,021,834.459	43,638,340.112	0.000	0.000	616,660,174.571
Patricia W. Chadwick	5	*	573,742,886.456	42,917,288.115	0.000	0.000	616,660,174.571
Albert E. DePrince, Jr.	5	*	572,335,768.456	44,324,406.115	0.000	0.000	616,660,174.571
Peter S. Drotch	5	*	572,632,629.459	44,027,545.112	0.000	0.000	616,660,174.571
J. Michael Earley	5	*	573,248,886.456	43,411,288.115	0.000	0.000	616,660,174.571
Martin J. Gavin**	5	*	573,514,908.456	43,145,266.115	0.000	0.000	616,660,174.571
Russell H. Jones	5	*	572,951,237.459	43,708,937.112	0.000	0.000	616,660,174.571
Patrick W. Kenny	5	*	572,650,997.456	44,009,177.115	0.000	0.000	616,660,174.571
Shaun P. Mathews	5	*	573,234,679.456	43,425,495.115	0.000	0.000	616,660,174.571
Joseph E. Obermeyer	5	*	573,338,184.456	43,321,990.115	0.000	0.000	616,660,174.571
Sheryl K. Pressler	5	*	573,948,856.459	42,711,318.112	0.000	0.000	616,660,174.571
Roger B. Vincent	5	*	572,333,367.456	44,326,807.115	0.000	0.000	616,660,174.571
__________
* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution Income Portfolio	1	*	6,510,871.000	419,240.000	567,917.000	0.000	7,498,028.000
	6	*	5,631,919.667	1,428,999.667	437,108.666	0.000	7,498,028.000
	7	*	6,500,880.667	474,260.667	522,886.666	0.000	7,498,028.000
	8	*	6,106,804.334	831,952.333	559,271.333	0.000	7,498,028.000
__________
* Proposals deferred; adjourned to May 31, 2013
** Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

67

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2015 Portfolio	1	*	9,692,953.000	259,484.000	1,029,895.000	0.000	10,982,332.000
	6	*	8,094,654.334	1,938,775.333	948,902.333	0.000	10,982,332.000
	7	*	9,268,637.667	640,982.667	1,072,711.666	0.000	10,982,332.000
	8	*	8,681,972.334	1,237,014.333	1,063,345.333	0.000	10,982,332.000
__________
* Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2025 Portfolio	1	*	11,874,781.000	116,514.000	1,777,481.000	0.000	13,768,776.000
	6	*	9,840,201.334	2,148,449.333	1,780,125.333	0.000	13,768,776.000
	7	*	11,519,968.000	365,001.000	1,883,807.000	0.000	13,768,776.000
	8	*	10,588,105.000	1,337,117.000	1,843,554.000	0.000	13,768,776.000
__________
* Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2035 Portfolio	1	*	7,732,596.000	104,999.000	1,846,020.000	0.000	9,683,615.000
	6	*	6,468,461.334	1,459,491.333	1,755,662.333	0.000	9,683,615.000
	7	*	7,554,626.000	263,714.000	1,865,275.000	0.000	9,683,615.000
	8	*	6,979,863.667	813,450.667	1,890,300.666	0.000	9,683,615.000
__________
* Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2045 Portfolio	1	*	4,126,686.000	104,720.000	691,108.000	0.000	4,922,514.000
	6	*	3,588,288.334	751,251.333	582,974.333	0.000	4,922,514.000
	7	*	4,090,708.000	110,518.000	721,288.000	0.000	4,922,514.000
	8	*	3,770,269.667	472,386.667	679,857.666	0.000	4,922,514.000
__________
* Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2055 Portfolio	1	*	631,934.000	32,754.000	91,417.000	0.000	756,105.000
	6	*	508,304.334	158,845.333	88,955.333	0.000	756,105.000
	7	*	603,879.334	36,216.333	116,009.333	0.000	756,105.000
	8	*	538,305.000	104,922.000	112,878.000	0.000	756,105.000
__________
* Proposals deferred; adjourned to May 31, 2013

A special meeting of shareholders of the ING Partners, Inc. Registrant was held May 31, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution Income Portfolio	1	*	8,384,712.000	884,039.000	1,068,897.000	0.000	10,337,648.000
	6	*	6,948,514.334	2,499,749.333	889,384.333	0.000	10,337,648.000
	7	*	8,276,338.000	976,412.000	1,084,898.000	0.000	10,337,648.000
	8	*	7,752,552.000	1,591,888.000	993,208.000	0.000	10,337,648.000
__________
* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2015 Portfolio	1	*	12,416,919.000	457,980.000	1,464,727.000	0.000	14,339,626.000
	6	*	10,311,086.334	2,650,365.333	1,378,174.333	0.000	14,339,626.000
	7	*	11,855,301.667	898,307.667	1,586,016.666	0.000	14,339,626.000
	8	*	11,261,442.667	1,585,865.667	1,492,317.666	0.000	14,339,626.000
__________
* Proposals Passed

68

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2025 Portfolio	1	*	17,076,787.000	290,449.000	2,790,963.000	0.000	20,158,199.000
	6	*	13,990,480.334	3,200,423.333	2,967,295.333	0.000	20,158,199.000
	7	*	16,246,323.334	616,815.333	3,295,060.333	0.000	20,158,199.000
	8	*	15,627,128.334	1,803,427.333	2,727,643.333	0.000	20,158,199.000
__________
* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2035 Portfolio	1	*	12,806,080.000	281,681.000	2,691,968.000	0.000	15,779,729.000
	6	*	10,592,142.667	2,318,153.667	2,869,432.666	0.000	15,779,729.000
	7	*	12,188,295.667	511,469.667	3,079,963.666	0.000	15,779,729.000
	8	*	11,928,148.000	1,183,533.000	2,668,048.000	0.000	15,779,729.000
__________
* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2045 Portfolio	1	*	6,922,764.000	172,921.000	1,271,772.000	0.000	8,367,457.000
	6	*	6,112,828.000	1,064,993.000	1,189,636.000	0.000	8,367,457.000
	7	*	6,803,551.334	200,461.333	1,363,444.333	0.000	8,367,457.000
	8	*	6,528,209.334	606,621.333	1,232,626.333	0.000	8,367,457.000
__________
* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Solution 2055 Portfolio	1	*	1,006,695.000	35,671.000	152,659.000	0.000	1,195,025.000
	6	*	861,470.334	181,844.333	151,710.333	0.000	1,195,025.000
	7	*	958,676.000	39,134.000	197,215.000	0.000	1,195,025.000
	8	*	897,426.667	117,396.667	180,201.666	0.000	1,195,025.000
__________
* Proposals Passed

69

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	November 2007– Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Director	November 1997– Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2006– Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000– Present).	171	Wisconsin Energy Corporation (June 2006– Present) and The Royce Fund, (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	November 2007– Present	Retired.	171	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2005– Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013–Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	March 2002–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	171	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	171	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2006– Present	Consultant (May 2001– Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2005– Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	171	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

70

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	November 2007– Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	171
ING Capital Corporation, LLC (December 2005– Present) and ING Investments Distributor, LLC (December 2005– Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director who shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

71

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	January 2005–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	January 2005–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	January 2005–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	January 2005–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

72

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	January 2005–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010– Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 – Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	May 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

73

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investment Management Co. LLC, Sub-Adviser to the Portfolios, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name/ Current Portfolio Name	New Registrant Name/ New Portfolio Name, effective May 1, 2014
ING Partners, Inc.	Voya Partners, Inc.
ING Index Solution Income Portfolio	Voya Index Solution Income Portfolio
ING Index Solution 2015 Portfolio	Voya Index Solution 2015 Portfolio
ING Index Solution 2020 Portfolio	Voya Index Solution 2020 Portfolio
ING Index Solution 2025 Portfolio	Voya Index Solution 2025 Portfolio
ING Index Solution 2030 Portfolio	Voya Index Solution 2030 Portfolio
ING Index Solution 2035 Portfolio	Voya Index Solution 2035 Portfolio
ING Index Solution 2040 Portfolio	Voya Index Solution 2040 Portfolio
ING Index Solution 2045 Portfolio	Voya Index Solution 2045 Portfolio
ING Index Solution 2050 Portfolio	Voya Index Solution 2050 Portfolio
ING Index Solution 2055 Portfolio	Voya Index Solution 2055 Portfolio

74

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UISOL (1213-021814)

Annual Report

December 31, 2013

Classes ADV, I, S, S2 and T

ING Partners, Inc.

■	ING Solution Aggressive Portfolio
■	ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio)
■	ING Solution Conservative Portfolio
■	ING Solution Income Portfolio
■	ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio)
■	ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio)
■	ING Solution 2015 Portfolio
■	ING Solution 2020 Portfolio
■	ING Solution 2025 Portfolio
■	ING Solution 2030 Portfolio
■	ING Solution 2035 Portfolio
■	ING Solution 2040 Portfolio
■	ING Solution 2045 Portfolio
■	ING Solution 2050 Portfolio
■	ING Solution 2055 Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	5
Shareholder Expense Examples	23
Report of Independent Registered Public Accounting Firm	26
Statements of Assets and Liabilities	27
Statements of Operations	35
Statements of Changes in Net Assets	39
Financial Highlights	47
Notes to Financial Statements	55
Portfolios of Investments	68
Tax Information	98
Shareholder Meeting Information	99
Director and Officer Information	112
Advisory Contract Approval Discussion	116
Additional Information	121

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

[1]	Please see the “Additional Information” section regarding rebranding details on page 121.

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

MSCI EAFE® Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Aggressive Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk Conservative Index
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2015 Index, S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index and S&P Target Date 2045 Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2015, 2020, 2025, 2030, 2035, 2040, 2045 and beyond 2045 retirement horizon, respectively.

4

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION PORTFOLIOS

The ING Solution Portfolios consist of ING Solution Aggressive Portfolio, ING Solution Balanced Portfolio*, ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio*, ING Solution Moderately Conservative Portfolio*, ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio and ING Solution 2055 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA, and Frank van Etten, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) the Sub-Adviser (“Sub-Adviser”).**

Portfolio Specifics: The Sub-Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocation is expressed as a percentage of its net assets among the asset classes in which the Portfolios invest. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown. Assets are allocated among the Underlying Funds and markets based on judgments made by the Sub-Adviser. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

During the year as a whole, tactical moves relative to our strategic benchmarks had a negative impact across all Portfolios. We began the year with an overweight to U.S. large-cap value, international developed and emerging equities and U.S. high yield bonds, funded by an underweight to U.S. large-cap core and growth, as well as core U.S. fixed income. We increased our overweight to U.S. high yield bonds and underweight to core U.S. fixed income at the beginning of the first calendar quarter, as we believed that the former was relatively more attractive and in our opinion should benefit from improved fundamentals, including healthy corporate balance sheets and low default rates. At the end of January, we decided to make the overweight to international developed equities a permanent, strategic weight in advance of our annual review process. We moved to a neutral position in U.S. large-cap and emerging markets in early March. As part of our annual review process the Portfolios glided down at the beginning of May, resulting in lower equity allocations across our near-dated and intermediate term Portfolios. At that time, we also removed commodities as a strategic asset allocation, increased our equity exposure and reduced fixed income. We increased our overweight to U.S. large-cap core equity at the end of May, funded by an underweight to emerging markets. In June, we extended duration for the majority of the Portfolios by investing in the Barclays 20+ Year Treasury Bond exchange traded fund (“ETF”). Yields on Treasury bonds and other fixed income sectors had risen; while our long-term view is that interest rates will rise, our short-term view at that time was that they might fall again in the coming months.

In July, we increased our overweight to high yield bonds and further underweighted core U.S. fixed income as yields moved sharply higher, in part due to market overreaction to U.S. Federal Reserve Board (the “Fed”) Chairman Bernanke’s taper comments. We took profits on our overweight of U.S. large-cap core and shifted the proceeds into core fixed income. In August we increased our exposure to European equity, funded by further reducing U.S. large-cap core. We reversed our emerging markets underweight position to an overweight in September, by further reducing our U.S. large-cap core position. We also increased our position in European equity, funded by core fixed income. In October, we added exposure to large-cap core and further reduced our core U.S. fixed income exposure. In November, we moved to an underweight allocation to emerging markets equity as economic improvements in many developing countries stalled. Proceeds from the sale were shifted into U.S. large-cap core. Also, we closed out our June duration-extending trade by eliminating exposure to long duration Treasury bonds and adding to U.S. core and high yield bonds.

Among the largest asset class contributors to relative performance were domestic small-, mid- and large-cap equities and international large-cap. Individual contributors to benchmark relative performance included ING T. Rowe Price Growth Equity Portfolio, ING Emerging Markets Equity Fund and ING Intermediate Bond Fund.

Among the largest asset class detractors from relative performance were broad-basket commodities, U.S. Treasury inflation-protected securities (“TIPS”), global and intermediate-term U.S. bonds. Individual detractors from relative performance included ING International Core Portfolio, ING MidCap Opportunities Portfolio and ING JPMorgan Emerging Markets Equity Portfolio.

Certain Solution Portfolios underperformed their respective Standard & Poor’s (“S&P”) Target Date indices for the year***. Our far-dated portfolios were helped by having a higher equity allocation relative to S&P as equities significantly outperformed bonds in 2013. In contrast, the 2015 and 2020 Portfolios underperformed their respective Target Date indices, as they were negatively impacted by having more conservative equity exposures.

Current Strategy and Outlook: We believe that equities remain undervalued going into 2014. Economic data have indicated that the economic recovery continues and remains supportive of higher interest rates, in our opinion. We are currently overweight equity relative to fixed income and, within equity, have an overweight to developed international markets, specifically Europe, relative to the U.S. Within fixed income, we continue to prefer high yield bonds to core fixed income to mitigate the impact of rising interest rates. Our stance on duration, (i.e., exposure to interest-rate risk), is defensive.

*	Effective April 30, 2013 , ING Solution Balanced Portfolio changed its name from ING Solution Growth Portfolio; ING Solution Moderately Aggressive Portfolio changed its name from ING Solution Aggressive Growth Portfolio; ING Solution Moderately Conservative Portfolio changed its name from ING Solution Moderate Portfolio.
**	Shareholders approved (except ING Solution Aggressive Portfolio) the appointment of ING IM as Sub-Adviser to each Portfolio effective on: April 30, 2013, for the ING Solution 2020, ING Solution 2030, ING Solution 2040 and ING Solution 2050 Portfolios; May 13, 2013, for the ING Solution Balanced Portfolio; and May 31, 2013, for the ING Solution Conservative, ING Solution Income, ING Solution Moderately Aggressive, ING Solution 2015, ING Solution 2025, ING Solution 2035, ING Solution 2045 and ING Solution 2055 Portfolios. Lastly, effective August 30, 2013, Heather Hackett was removed as a portfolio manager and Frank van Etten was added as a portfolio manager for the Portfolios.
***	Each Portfolio’s relative performance versus its respective benchmarks can be found on page 6.
(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Period Ended December 31, 2013
1 Year
ING Solution Aggressive Portfolio, Class S*	16.30%
S&P Target Risk Aggressive Index	13.13%
ING Solution Balanced Portfolio, Class S	15.65%
S&P Target Risk Growth Index	16.32%
ING Solution Conservative Portfolio, Class S	5.77%
S&P Target Risk Conservative Index	6.97%
ING Solution Income Portfolio, Class S	6.97%
S&P Target Date Retirement Income Index	6.54%
Russell 3000® Index	33.55%
MSCI EAFE® Index	22.78%
Barclays U.S. Aggregate Bond (“BCAB”) Index	–2.02%
ING Solution Moderately Aggressive Portfolio, Class S	20.84%
S&P Target Risk Aggressive Index	22.83%
ING Solution Moderately Conservative Portfolio, Class S	9.54%
S&P Target Risk Moderate Index	10.75%
ING Solution 2015 Portfolio, Class S	9.10%
S&P Target Date 2015 Index	12.44%
Russell 3000® Index	33.55%
MSCI EAFE® Index	22.78%
BCAB Index	–2.02%
ING Solution 2020 Portfolio, Class S	13.47%
S&P Target Date 2020 Index	15.04%
ING Solution 2025 Portfolio, Class S	16.33%
S&P Target Date 2025 Index	17.33%
Russell 3000® Index	33.55%
MSCI EAFE® Index	22.78%
BCAB Index	–2.02%
ING Solution 2030 Portfolio, Class S	18.92%
S&P Target Date 2030 Index	19.44%
ING Solution 2035 Portfolio, Class S	20.35%
S&P Target Date 2035 Index	21.14%
Russell 3000® Index	33.55%
MSCI EAFE® Index	22.78%
BCAB Index	–2.02%
ING Solution 2040 Portfolio, Class S	22.57%
S&P Target Date 2040 Index	22.40%
ING Solution 2045 Portfolio, Class S	23.45%
S&P Target Date 2045 Index	23.44%
Russell 3000® Index	33.55%
MSCI EAFE® Index	22.78%
BCAB Index	–2.02%
ING Solution 2050 Portfolio, Class S	23.37%
S&P Target Date 2045 Index	23.44%
ING Solution 2055 Portfolio, Class S	23.52%
S&P Target Date 2045 Index	23.44%

*	ING Solution Aggressive Portfolio cumulative total returns are for the date of inception on April 30, 2013 to December 31, 2013.

6

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION PORTFOLIOS

Target Allocations as of December 31, 2013

Asset Class	2055	2050	2045	2040	2035	2030	2025	2020	2015	Income
US Large Cap	48.0%	48.0%	48.0%	46.0%	41.0%	39.0%	32.0%	29.0%	23.0%	23.0%
US Mid Cap	14.0%	14.0%	14.0%	14.0%	12.0%	12.0%	12.0%	10.0%	8.0%	6.0%
US Small Cap	5.0%	5.0%	5.0%	5.0%	4.0%	4.0%	4.0%	4.0%	0.0%	0.0%
International	19.0%	19.0%	19.0%	17.0%	17.0%	13.0%	12.0%	10.0%	9.0%	4.0%
Emerging Markts	7.0%	7.0%	7.0%	7.0%	7.0%	5.0%	4.0%	0.0%	0.0%	0.0%
Domestic REITs	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Core Fixed Income	5.0%	5.0%	5.0%	5.0%	8.0%	12.0%	15.0%	19.0%	29.0%	35.0%
Short Term Bonds	0.0%	0.0%	0.0%	0.0%	2.0%	6.0%	6.0%	6.0%	8.0%	8.0%
High Yield Bonds	0.0%	0.0%	0.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%
Floating Rate Bonds	0.0%	0.0%	0.0%	0.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Non-US Bonds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	4.5%	4.5%	4.5%	4.5%
Emerging Market Bonds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.5%	1.5%	1.5%	1.5%
TIPS	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	7.0%	8.0%	9.0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Target Allocations as of December 31, 2013

Asset Class	Conservative	Moderately Conservative	Balanced	Moderately Aggressive	Aggressive
US Large Cap	15.0%	20.5%	35.0%	40.5%	48.0%
US Mid Cap	8.0%	11.5%	13.0%	17.5%	18.0%
US Small Cap	0.0%	2.0%	2.0%	3.0%	4.0%
International	2.0%	6.0%	8.0%	15.0%	19.0%
Emerging Markts	0.0%	3.0%	5.0%	7.0%	9.0%
Domestic REITs	0.0%	2.0%	2.0%	2.0%	2.0%
Core Fixed Income	31.0%	31.0%	17.0%	6.0%	0.0%
Short Term Bonds	8.0%	5.0%	2.0%	0.0%	0.0%
High Yield Bonds	10.0%	6.0%	6.0%	5.0%	0.0%
Floating Rate Bonds	5.0%	3.0%	3.0%	2.0%	0.0%
Non-US Bonds	9.0%	3.8%	3.8%	1.5%	0.0%
Emerging Market Bonds	3.0%	1.2%	1.2%	0.5%	0.0%
TIPS	9.0%	5.0%	2.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

7

ING SOLUTION AGGRESSIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2013
Since Inception of Classes ADV, I, S, and S2 May 1, 2013
Class ADV	15.50%
Class I	16.50%
Class S	16.30%
Class S2	15.60%
S&P Target Risk Aggressive Index	13.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Aggressive Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION BALANCED PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S July 2, 2007	Since Inception of Class S2 April 30, 2010
Class ADV	15.39%	12.08%	2.58%	—
Class I	15.93%	12.74%	3.21%	—
Class S	15.65%	12.48%	2.93%	—
Class S2	15.51%	—	—	8.94%
S&P Target Risk Growth Index	16.32%	11.93%	4.14%	9.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Balanced Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

ING SOLUTION CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	5.40%	5.59%
Class I	6.02%	6.14%
Class S	5.77%	5.86%
Class S2	5.59%	5.70%
S&P Target Risk Conservative Index	6.97%	6.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005	Since Inception of Class S2 May 28, 2009	Since Inception of Class T August 31, 2005
Class ADV	6.68%	8.39%	4.34%	—	—
Class I	7.30%	8.95%	4.88%	—	—
Class S	6.97%	8.64%	4.61%	—	—
Class S2	6.85%	—	—	8.51%	—
Class T	6.55%	8.20%	—	—	3.98%
S&P Target Date Retirement Income Index	6.54%	7.88%	5.17%	8.56%	4.92%
Russell 3000® Index	33.55%	18.71%	8.29%	19.91%	7.67%
MSCI EAFE® Index	22.78%	12.44%	6.05%	12.04%	5.43%
BCAB Index	–2.02%	4.44%	4.65%	4.76%	4.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

11

ING SOLUTION MODERATELY AGGRESSIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	20.42%	10.23%
Class I	21.10%	10.83%
Class S	20.84%	10.55%
Class S2	20.56%	10.38%
S&P Target Risk Aggressive Index	22.83%	12.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Moderately Aggressive Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION MODERATELY CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S July 2, 2007	Since Inception of Class S2 April 30, 2010
Class ADV	9.27%	9.83%	3.06%	—
Class I	9.70%	10.55%	3.76%	—
Class S	9.54%	10.26%	3.46%	—
Class S2	9.36%	—	—	7.18%
S&P Target Risk Moderate Index	10.75%	8.87%	3.92%	7.45%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Moderately Conservative Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

13

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005	Since Inception of Class S2 May 28, 2009	Since Inception of Class T August 31, 2005
Class ADV	8.93%	10.19%	4.47%	—	—
Class I	9.42%	10.72%	5.00%	—	—
Class S	9.10%	10.44%	4.74%	—	—
Class S2	8.98%	—	—	10.31%	—
Class T	8.59%	9.94%	—	—	3.85%
S&P Target Date 2015 Index	12.44%	10.82%	6.21%	11.59%	5.83%
Russell 3000® Index	33.55%	18.71%	8.29%	19.91%	7.67%
MSCI EAFE® Index	22.78%	12.44%	6.05%	12.04%	5.43%
BCAB Index	–2.02%	4.44%	4.65%	4.76%	4.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2020 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	13.01%	15.09%
Class I	13.85%	15.73%
Class S	13.47%	15.36%
Class S2	13.39%	15.32%
Class T	13.28%	15.06%
S&P Target Date 2020 Index	15.04%	16.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

15

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005	Since Inception of Class S2 May 28, 2009	Since Inception of Class T August 31, 2005
Class ADV	16.05%	12.59%	5.00%	—	—
Class I	16.54%	13.13%	5.54%	—	—
Class S	16.33%	12.85%	5.27%	—	—
Class S2	16.08%	—	—	12.79%	—
Class T	15.75%	12.34%	—	—	4.23%
S&P Target Date 2025 Index	17.33%	13.05%	6.84%	13.87%	6.36%
Russell 3000® Index	33.55%	18.71%	8.29%	19.91%	7.67%
MSCI EAFE® Index	22.78%	12.44%	6.05%	12.04%	5.43%
BCAB Index	–2.02%	4.44%	4.65%	4.76%	4.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2030 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	18.66%	19.44%
Class I	19.38%	20.03%
Class S	18.92%	19.62%
Class S2	18.57%	19.45%
Class T	18.89%	19.39%
S&P Target Date 2030 Index	19.44%	20.21%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

17

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005	Since Inception of Class S2 May 28, 2009	Since Inception of Class T August 31, 2005
Class ADV	20.09%	13.93%	5.53%	—	—
Class I	20.72%	14.48%	6.06%	—	—
Class S	20.35%	14.20%	5.80%	—	—
Class S2	20.17%	—	—	14.13%	—
Class T	19.85%	13.69%	—	—	4.70%
S&P Target Date 2035 Index	21.14%	14.56%	7.10%	15.38%	6.56%
Russell 3000® Index	33.55%	18.71%	8.29%	19.91%	7.67%
MSCI EAFE® Index	22.78%	12.44%	6.05%	12.04%	5.43%
BCAB Index	–2.02%	4.44%	4.65%	4.76%	4.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

18

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2040 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	22.31%	22.48%
Class I	22.99%	23.13%
Class S	22.57%	22.75%
Class S2	22.30%	22.57%
Class T	22.06%	22.25%
S&P Target Date 2040 Index	22.40%	22.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

19

ING SOLUTION 2045 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005	Since Inception of Class S2 May 28, 2009	Since Inception of Class T August 31, 2005
Class ADV	23.09%	14.83%	5.82%	—	—
Class I	23.74%	15.40%	6.36%	—	—
Class S	23.45%	15.12%	6.09%	—	—
Class S2	23.26%	—	—	14.99%	—
Class T	22.93%	14.61%	—	—	4.85%
S&P Target Date 2045 Index	23.44%	15.38%	6.91%	16.14%	6.66%
Russell 3000® Index	33.55%	18.71%	8.29%	19.91%	7.67%
MSCI EAFE® Index	22.78%	12.44%	6.05%	12.04%	5.43%
BCAB Index	–2.02%	4.44%	4.65%	4.76%	4.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2045 Portfolio against the indices indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

20

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2050 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	23.18%	22.90%
Class I	23.84%	23.55%
Class S	23.37%	23.10%
Class S2	23.09%	22.92%
Class T	23.28%	22.83%
S&P Target Date 2045 Index	23.44%	23.47%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

21

ING SOLUTION 2055 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S, S2 and T March 8, 2010
Class ADV	23.19%	11.60%
Class I	23.89%	12.15%
Class S	23.52%	11.87%
Class S2	23.36%	11.71%
Class T	23.00%	11.36%
S&P Target Date 2045 Index	23.44%	12.62%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

22

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**
ING Solution Aggressive Portfolio
Class ADV	$1,000.00	$1,155.00	0.56%	$3.04	$1,000.00	$1,022.38	0.56%	$2.85
Class I	1,000.00	1,162.70	0.06	0.33	1,000.00	1,024.90	0.06	0.31
Class S	1,000.00	1,160.70	0.31	1.69	1,000.00	1,023.64	0.31	1.58
Class S2	1,000.00	1,153.70	0.46	2.50	1,000.00	1,022.89	0.46	2.35
ING Solution Balanced Portfolio
Class ADV	$1,000.00	$1,104.50	0.63%	$3.34	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,106.70	0.13	0.69	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,105.40	0.38	2.02	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,104.90	0.53	2.81	1,000.00	1,022.53	0.53	2.70

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

23

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**
ING Solution Conservative Portfolio
Class ADV	$1,000.00	$1,050.30	0.60%	$3.10	$1,000.00	$1,022.18	0.60%	$3.06
Class I	1,000.00	1,053.70	0.10	0.52	1,000.00	1,024.70	0.10	0.51
Class S	1,000.00	1,052.10	0.35	1.81	1,000.00	1,023.44	0.35	1.79
Class S2	1,000.00	1,051.20	0.50	2.59	1,000.00	1,022.68	0.50	2.55
ING Solution Income Portfolio
Class ADV	$1,000.00	$1,057.10	0.63%	$3.27	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,059.70	0.13	0.67	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,058.20	0.38	1.97	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,057.70	0.53	2.75	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,056.20	0.83	4.30	1,000.00	1,021.02	0.83	4.23
ING Solution Moderately Aggressive Portfolio
Class ADV	$1,000.00	$1,133.00	0.63%	$3.39	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,136.50	0.13	0.70	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,135.40	0.38	2.05	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,134.00	0.53	2.85	1,000.00	1,022.53	0.53	2.70
ING Solution Moderately Conservative Portfolio
Class ADV	$1,000.00	$1,074.10	0.62%	$3.24	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,076.00	0.12	0.63	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,075.10	0.37	1.94	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,074.20	0.52	2.72	1,000.00	1,022.58	0.52	2.65
ING Solution 2015 Portfolio
Class ADV	$1,000.00	$1,068.30	0.63%	$3.28	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,070.70	0.13	0.68	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,069.30	0.38	1.98	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,068.50	0.53	2.76	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,067.10	0.83	4.32	1,000.00	1,021.02	0.83	4.23
ING Solution 2020 Portfolio
Class ADV	$1,000.00	$1,087.70	0.63%	$3.32	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,092.40	0.13	0.69	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,090.40	0.38	2.00	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,090.50	0.53	2.79	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,091.10	0.83	4.37	1,000.00	1,021.02	0.83	4.23
ING Solution 2025 Portfolio
Class ADV	$1,000.00	$1,107.40	0.62%	$3.29	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,109.60	0.12	0.64	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,108.90	0.37	1.97	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,107.30	0.52	2.76	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,105.40	0.82	4.35	1,000.00	1,021.07	0.82	4.18

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

24

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**
ING Solution 2030 Portfolio
Class ADV	$1,000.00	$1,117.40	0.64%	$3.42	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	1,120.20	0.14	0.75	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,118.20	0.39	2.08	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,115.80	0.54	2.88	1,000.00	1,022.48	0.54	2.75
Class T	1,000.00	1,119.50	0.84	4.49	1,000.00	1,020.97	0.84	4.28
ING Solution 2035 Portfolio
Class ADV	$1,000.00	$1,130.10	0.63%	$3.38	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,132.10	0.13	0.70	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,130.70	0.38	2.04	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,130.00	0.53	2.85	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,128.10	0.83	4.45	1,000.00	1,021.02	0.83	4.23
ING Solution 2040 Portfolio
Class ADV	$1,000.00	$1,139.80	0.64%	$3.45	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	1,143.10	0.14	0.76	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,140.70	0.39	2.10	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,139.80	0.54	2.91	1,000.00	1,022.48	0.54	2.75
Class T	1,000.00	1,138.20	0.84	4.53	1,000.00	1,020.97	0.84	4.28
ING Solution 2045 Portfolio
Class ADV	$1,000.00	$1,145.80	0.63%	$3.41	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,149.00	0.13	0.70	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,147.30	0.38	2.06	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,146.80	0.53	2.87	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,145.00	0.83	4.49	1,000.00	1,021.02	0.83	4.23
ING Solution 2050 Portfolio
Class ADV	$1,000.00	$1,144.40	0.64%	$3.46	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	1,147.60	0.14	0.76	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,145.40	0.39	2.11	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,142.70	0.54	2.92	1,000.00	1,022.48	0.54	2.75
Class T	1,000.00	1,146.00	0.84	4.54	1,000.00	1,020.97	0.84	4.28
ING Solution 2055 Portfolio
Class ADV	$1,000.00	$1,147.20	0.63%	$3.41	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,150.10	0.13	0.70	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,148.90	0.38	2.06	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,148.00	0.53	2.87	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,145.50	0.83	4.49	1,000.00	1,021.02	0.83	4.23

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Solution Aggressive Growth Portfolio (commenced operations May 1, 2013), ING Solution Balanced Portfolio (formerly, ING Solution Growth portfolio), ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio), ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio), ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio and ING Solution 2055 Portfolio, each a series of ING Partners, Inc., as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2013, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

26

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Solution Aggressive Portfolio	ING Solution Balanced Portfolio	ING Solution Conservative Portfolio	ING Solution Income Portfolio
ASSETS:
Investments in securities at fair value*	$31,930	$3,637,487	$1,044,981	$13,370,561
Investments in affiliated underlying funds at fair value**	1,095,341	47,842,682	16,294,410	173,502,806
Total investments at fair value	$1,127,271	$51,480,169	$17,339,391	$186,873,367
Cash	836	21,446	7,798	81,960
Receivables:
Investment in affiliated underlying funds sold	—	—	—	719,805
Fund shares sold	4,825	86,512	14,499	112,061
Dividends	—	10,280	3,446	37,724
Prepaid expenses	—	186	61	709
Prepaid offering expense	6,631	—	—	—
Reimbursement due from manager	15,977	7,420	3,531	20,505
Total assets	1,155,540	51,606,013	17,368,726	187,846,131

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	4,825	86,512	14,498	—
Payable for fund shares redeemed	—	—	—	831,866
Payable for investment management fees	6,143	4,909	1,641	18,155
Payable for administrative fees	92	4,300	1,466	15,915
Payable for distribution and shareholder service fees	332	16,639	6,003	55,338
Payable for trustee fees	1	240	84	1,006
Other accrued expenses and liabilities	16,169	7,830	5,212	20,709
Total liabilities	27,562	120,430	28,904	942,989
NET ASSETS	$1,127,978	$51,485,583	$17,339,822	$186,903,142

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,075,337	$43,522,419	$16,330,628	$183,023,973
Undistributed net investment income	13,582	952,974	406,670	4,295,073
Accumulated net realized gain (loss)	14,812	3,127,612	581,462	(3,358,771)
Net unrealized appreciation (depreciation)	24,247	3,882,578	21,062	2,942,867
NET ASSETS	$1,127,978	$51,485,583	$17,339,822	$186,903,142
_________________
* Cost of investments in securities	$30,191	$3,489,583	$1,004,921	$12,816,296
** Cost of investments in affiliated underlying funds	$1,072,833	$44,108,008	$16,313,408	$171,114,204

See Accompanying Notes to Financial Statements

27

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Solution Aggressive Portfolio	ING Solution Balanced Portfolio	ING Solution Conservative Portfolio	ING Solution Income Portfolio
Class ADV
Net assets	$495,636	$27,369,299	$10,870,273	$94,067,705
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	42,895	2,516,046	951,682	8,353,492
Net asset value and redemption price per share	$11.55	$10.88	$11.42	$11.26

Class I
Net assets	$3,508	$1,119	$3,482	$24,937,294
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	100	301	2,167,065
Net asset value and redemption price per share	$11.65	$11.19	$11.57	$11.51

Class S
Net assets	$591,149	$23,012,360	$6,168,444	$62,431,239
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	50,843	2,090,875	536,867	5,469,305
Net asset value and redemption price per share	$11.63	$11.01	$11.49	$11.41

Class S2
Net assets	$37,685	$1,102,805	$297,623	$5,273,788
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,260	100,734	26,011	473,095
Net asset value and redemption price per share	$11.56	$10.95	$11.44	$11.15

Class T
Net assets	n/a	n/a	n/a	$193,116
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	16,552
Net asset value and redemption price per share	n/a	n/a	n/a	$11.67

See Accompanying Notes to Financial Statements

28

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Solution Moderately Aggressive Portfolio	ING Solution Moderately Conservative Portfolio	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio
ASSETS:
Investments in securities at fair value*	$2,073,850	$3,410,342	$41,245,042	$1,317
Investments in affiliated underlying funds at fair value**	27,029,681	43,195,328	632,744,623	16,851
Total investments at fair value	$29,103,531	$46,605,670	$673,989,665	$18,168
Cash	9,347	15,322	571,979	3
Receivables:
Investment in affiliated underlying funds sold	—	—	4,347,788	—
Fund shares sold	34,024	5,970	119,787	—
Dividends	5,865	9,660	135,819	4
Prepaid expenses	105	172	2,537	—
Reimbursement due from manager	4,449	7,511	58,502	349
Total assets	29,157,321	46,644,305	679,226,077	18,524

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	33,368	311	—	—
Payable for fund shares redeemed	657	5,659	4,467,575	—
Payable for investment management fees	2,812	4,575	64,392	2
Payable for administrative fees	2,465	4,004	57,468	2
Payable for distribution and shareholder service fees	9,828	14,949	185,709	7
Payable for trustee fees	133	230	3,584	1
Other accrued expenses and liabilities	4,224	9,878	95,260	75
Total liabilities	53,487	39,606	4,873,988	87
NET ASSETS	$29,103,834	$46,604,699	$674,352,089	$18,437

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$23,488,519	$41,697,548	$638,942,943	$15,066
Undistributed net investment income	490,869	982,969	14,764,570	384
Accumulated net realized gain (loss)	2,080,829	2,309,253	(627,555)	1,609
Net unrealized appreciation	3,043,617	1,614,929	21,272,131	1,378
NET ASSETS	$29,103,834	$46,604,699	$674,352,089	$18,437
_________________
* Cost of investments in securities	$1,989,378	$3,271,931	$39,659,119	$1,260
** Cost of investments in affiliated underlying funds	$24,070,536	$41,718,810	$613,058,414	$15,530

See Accompanying Notes to Financial Statements

29

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Solution Moderately Aggressive Portfolio	ING Solution Moderately Conservative Portfolio	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio
Class ADV
Net assets	$16,945,335	$21,918,106	$276,406,446	$3,671
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,266,152	2,030,391	23,351,401	301
Net asset value and redemption price per share	$13.38	$10.80	$11.84	$12.19

Class I
Net assets	$4,082	$1,120	$94,824,097	$3,701
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	100	7,849,248	301
Net asset value and redemption price per share	$13.56	$11.20	$12.08	$12.29

Class S
Net assets	$11,870,687	$24,016,342	$277,984,162	$3,705
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	881,411	2,183,390	23,199,616	301
Net asset value and redemption price per share	$13.47	$11.00	$11.98	$12.30

Class S2
Net assets	$283,730	$669,131	$23,460,775	$3,683
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	21,011	61,234	2,006,712	301
Net asset value and redemption price per share	$13.50	$10.93	$11.69	$12.23

Class T
Net assets	n/a	n/a	$1,676,609	$3,677
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	139,805	301
Net asset value and redemption price per share	n/a	n/a	$11.99	$12.21

See Accompanying Notes to Financial Statements

30

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Solution 2025 Portfolio	ING Solution 2030 Portfolio	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio
ASSETS:
Investments in securities at fair value*	$90,957,769	$1,534	$93,014,621	$1,222
Investments in affiliated underlying funds at fair value**	1,208,815,398	18,148	1,062,222,172	19,702
Total investments at fair value	$1,299,773,167	$19,682	$1,155,236,793	$20,924
Cash	749,270	18	559,771	7
Receivables:
Investment in affiliated underlying funds sold	5,979,610	—	8,303,547	—
Fund shares sold	84,618	—	151,287	—
Dividends	255,502	4	229,010	2
Prepaid expenses	4,695	—	4,151	—
Reimbursement due from manager	126,992	404	110,937	1,026
Total assets	1,306,973,854	20,108	1,164,595,496	21,959

LIABILITIES:
Payable for fund shares redeemed	6,064,228	—	8,454,834	—
Payable for investment management fees	124,457	2	112,650	2
Payable for administrative fees	109,407	2	97,109	2
Payable for distribution and shareholder service fees	338,580	6	293,952	7
Payable for trustee fees	6,402	1	5,624	1
Other accrued expenses and liabilities	130,467	117	112,130	750
Total liabilities	6,773,541	128	9,076,299	762
NET ASSETS	$1,300,200,313	$19,980	$1,155,519,197	$21,197

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,104,167,352	$15,078	$913,188,744	$15,084
Undistributed net investment income	23,171,396	372	21,167,122	345
Accumulated net realized gain	48,059,164	2,022	78,889,478	2,425
Net unrealized appreciation	124,802,401	2,508	142,273,853	3,343
NET ASSETS	$1,300,200,313	$19,980	$1,155,519,197	$21,197
_________________
* Cost of investments in securities	$87,174,687	$1,468	$89,027,234	$1,150
** Cost of investments in affiliated underlying funds	$1,087,796,079	$15,706	$923,935,706	$16,431

See Accompanying Notes to Financial Statements

31

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Solution 2025 Portfolio	ING Solution 2030 Portfolio	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio
Class ADV
Net assets	$500,389,555	$3,985	$425,220,673	$4,228
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	38,325,976	301	30,448,021	301
Net asset value and redemption price per share	$13.06	$13.23	$13.97	$14.04

Class I
Net assets	$225,550,778	$4,012	$208,709,464	$4,258
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,905,166	301	14,650,487	301
Net asset value and redemption price per share	$13.34	$13.32	$14.25	$14.14

Class S
Net assets	$530,012,835	$4,012	$485,103,034	$4,259
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	40,093,686	301	34,334,703	301
Net asset value and redemption price per share	$13.22	$13.32	$14.13	$14.15

Class S2
Net assets	$41,254,861	$3,981	$34,588,116	$4,232
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,190,402	301	2,511,741	301
Net asset value and redemption price per share	$12.93	$13.22	$13.77	$14.05

Class T
Net assets	$2,992,284	$3,990	$1,897,910	$4,220
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	225,100	301	133,457	301
Net asset value and redemption price per share	$13.29	$13.25	$14.22	$14.01

See Accompanying Notes to Financial Statements

32

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Solution 2045 Portfolio	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio
ASSETS:
Investments in securities at fair value*	$46,167,970	$1,221	$5,072,621
Investments in affiliated underlying funds at fair value**	750,023,695	19,864	86,006,457
Total investments at fair value	$796,191,665	$21,085	$91,079,078
Cash	330,377	8	64,424
Receivables:
Investment in affiliated underlying funds sold	7,372,576	—	917,297
Fund shares sold	235,611	—	60,519
Dividends	68,944	2	7,572
Prepaid expenses	2,826	—	298
Reimbursement due from manager	72,023	954	9,534
Total assets	804,274,022	22,049	92,138,722

LIABILITIES:
Payable for fund shares redeemed	7,608,187	—	977,816
Payable for investment management fees	74,497	2	8,324
Payable for administrative fees	66,835	2	7,483
Payable for distribution and shareholder service fees	193,236	7	22,593
Payable for trustee fees	3,762	1	354
Other accrued expenses and liabilities	88,090	659	3,183
Total liabilities	8,034,607	671	1,019,753
NET ASSETS	$796,239,415	$21,378	$91,118,969

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$596,074,245	$15,084	$74,509,781
Undistributed net investment income	12,397,714	320	1,319,569
Accumulated net realized gain	68,446,064	2,520	5,570,174
Net unrealized appreciation	119,321,392	3,454	9,719,445
NET ASSETS	$796,239,415	$21,378	$91,118,969
_________________
* Cost of investments in securities	$43,435,046	$1,149	$4,772,900
** Cost of investments in affiliated underlying funds	$633,435,227	$16,483	$76,586,733

See Accompanying Notes to Financial Statements

33

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Solution 2045 Portfolio	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio
Class ADV
Net assets	$266,468,855	$4,264	$34,194,647
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	18,309,137	301	2,364,119
Net asset value and redemption price per share	$14.55	$14.16	$14.46

Class I
Net assets	$158,048,046	$4,294	$16,948,392
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	10,648,344	301	1,157,103
Net asset value and redemption price per share	$14.84	$14.26	$14.65

Class S
Net assets	$350,686,267	$4,292	$37,657,896
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	23,855,807	301	2,588,357
Net asset value and redemption price per share	$14.70	$14.25	$14.55

Class S2
Net assets	$19,967,982	$4,262	$2,249,776
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,382,268	301	155,169
Net asset value and redemption price per share	$14.45	$14.15	$14.50

Class T
Net assets	$1,068,265	$4,266	$68,258
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	72,525	301	4,726
Net asset value and redemption price per share	$14.73	$14.17	$14.44

See Accompanying Notes to Financial Statements

34

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Solution Aggressive Portfolio	ING Solution Balanced Portfolio	ING Solution Conservative Portfolio	ING Solution Income Portfolio
	May 1, 2013(1) to December 31, 2013
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$7,342	$676,280	$318,191	$3,243,727
Dividends	118	95,326	31,461	426,958
Total investment income	7,460	771,606	349,652	3,670,685

EXPENSES:
Investment management fees	221	51,420	17,722	215,532
Distribution and shareholder service fees:
Class ADV	532	132,493	52,409	516,540
Class S	236	51,215	14,734	169,526
Class S2	34	5,183	1,538	29,574
Class T	—	—	—	1,640
Transfer agent fees	124	212	274	540
Administrative service fees	210	48,022	16,686	201,300
Shareholder reporting expense	636	5,579	3,122	14,320
Professional fees	6,280	15,172	10,950	25,192
Custody and accounting expense	245	6,645	2,026	16,105
Trustee fees	9	1,441	501	6,039
Offering expense	13,369	—	—	—
Miscellaneous expense	3,098	6,716	6,514	12,725
Interest expense	—	73	—	8
Total expenses	24,994	324,171	126,476	1,209,041
Net waived and reimbursed fees	(24,065)	(74,639)	(41,231)	(241,667)
Net expenses	929	249,532	85,245	967,374
Net investment income	6,531	522,074	264,407	2,703,311

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(96)	13,485	5,193	70,757
Capital gain distributions from affiliated underlying funds	17,656	1,148,777	284,073	3,115,818
Sale of affiliated underlying funds	4,094	2,738,342	540,399	9,093,949
Net realized gain	21,654	3,900,604	829,665	12,280,524
Net change in unrealized appreciation (depreciation) on:
Investments	1,739	125,347	32,332	444,441
Affiliated underlying funds	22,508	2,364,879	(247,423)	(2,031,693)
Net change in unrealized appreciation (depreciation)	24,247	2,490,226	(215,091)	(1,587,252)
Net realized and unrealized gain	45,901	6,390,830	614,574	10,693,272
Increase in net assets resulting from operations	$52,432	$6,912,904	$878,981	$13,396,583

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

35

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Solution Moderately Aggressive Portfolio	ING Solution Moderately Conservative Portfolio	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$314,562	$751,662	$10,795,651	$232
Dividends	52,997	90,442	1,327,510	43
Total investment income	367,559	842,104	12,123,161	275

EXPENSES:
Investment management fees	28,469	49,174	759,362	20
Distribution and shareholder service fees:
Class ADV	79,856	112,956	1,454,005	18
Class S	26,315	57,107	751,070	10
Class S2	633	3,303	120,595	19
Class T	—	—	15,959	27
Transfer agent fees	277	233	976	210
Administrative service fees	26,628	46,095	716,822	18
Shareholder reporting expense	2,775	5,994	30,667	1,928
Registration fees	—	—	1,095	—
Professional fees	11,598	16,080	84,607	7,275
Custody and accounting expense	2,546	6,676	53,386	219
Trustee fees	799	1,383	21,505	1
Miscellaneous expense	7,094	6,624	26,485	6,647
Interest expense	40	76	56	1
Total expenses	187,030	305,701	4,036,590	16,393
Net waived and reimbursed fees	(46,219)	(76,992)	(805,532)	(16,317)
Net expenses	140,811	228,709	3,231,058	76
Net investment income	226,748	613,395	8,892,103	199

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,009	12,852	267,576	(26)
Capital gain distributions from affiliated underlying funds	751,529	897,565	12,165,504	426
Sale of affiliated underlying funds	1,882,106	2,104,623	40,454,970	1,402
Net realized gain	2,639,644	3,015,040	52,888,050	1,802
Net change in unrealized appreciation (depreciation) on:
Investments	72,179	114,735	1,199,834	49
Affiliated underlying funds	2,037,377	401,072	(1,207,463)	231
Net change in unrealized appreciation (depreciation)	2,109,556	515,807	(7,629)	280
Net realized and unrealized gain	4,749,200	3,530,847	52,880,421	2,082
Increase in net assets resulting from operations	$4,975,948	$4,144,242	$61,772,524	$2,281

See Accompanying Notes to Financial Statements

36

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Solution 2025 Portfolio	ING Solution 2030 Portfolio	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$15,924,619	$243	$13,731,990	$217
Dividends	2,992,997	46	2,728,248	34
Total investment income	18,917,616	289	16,460,238	251

EXPENSES:
Investment management fees	1,390,459	20	1,228,471	21
Distribution and shareholder service fees:
Class ADV	2,514,063	22	2,111,950	22
Class S	1,324,541	11	1,202,696	11
Class S2	206,738	22	175,347	22
Class T	22,006	29	19,122	31
Transfer agent fees	1,620	207	1,466	207
Administrative service fees	1,280,369	18	1,124,760	20
Shareholder reporting expense	49,052	1,963	40,610	2,140
Registration fees	1,460	—	1,460	—
Professional fees	125,542	7,275	116,575	7,275
Custody and accounting expense	96,459	279	82,257	322
Trustee fees	38,411	1	33,743	1
Miscellaneous expense	36,538	6,648	29,941	7,010
Interest expense	2,271	—	1,931	—
Total expenses	7,089,529	16,495	6,170,329	17,082
Net waived and reimbursed fees	(1,513,064)	(16,412)	(1,259,459)	(16,989)
Net expenses	5,576,465	83	4,910,870	93
Net investment income	13,341,151	206	11,549,368	158

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,753,575)	(28)	(1,571,943)	(29)
Capital gain distributions from affiliated underlying funds	29,752,865	479	27,916,351	548
Sale of affiliated underlying funds	98,328,765	1,742	98,023,836	2,096
Net realized gain	126,328,055	2,193	124,368,244	2,615
Net change in unrealized appreciation (depreciation) on:
Investments	3,139,410	57	3,431,918	63
Affiliated underlying funds	49,151,107	851	67,731,912	1,204
Net change in unrealized appreciation (depreciation)	52,290,517	908	71,163,830	1,267
Net realized and unrealized gain	178,618,572	3,101	195,532,074	3,882
Increase in net assets resulting from operations	$191,959,723	$3,307	$207,081,442	$4,040

See Accompanying Notes to Financial Statements

37

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Solution 2045 Portfolio	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$7,242,688	$191	$781,195
Dividends	1,255,452	32	121,931
Total investment income	8,498,140	223	903,126

EXPENSES:
Investment management fees	803,924	21	75,710
Distribution and shareholder service fees:
Class ADV	1,277,661	22	138,336
Class S	854,743	11	74,184
Class S2	105,065	22	8,572
Class T	8,025	31	221
Transfer agent fees	1,034	207	602
Administrative service fees	752,407	20	70,657
Shareholder reporting expense	43,575	2,118	6,413
Registration fees	1,095	—	—
Professional fees	82,068	7,275	13,678
Custody and accounting expense	53,305	319	4,465
Trustee fees	22,572	1	2,120
Miscellaneous expense	25,143	6,988	7,919
Interest expense	1,257	—	80
Total expenses	4,031,874	17,035	402,957
Net waived and reimbursed fees	(845,394)	(16,942)	(92,956)
Net expenses	3,186,480	93	310,001
Net investment income	5,311,660	130	593,125

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(911,995)	(27)	(41,950)
Capital gain distributions from affiliated underlying funds	20,547,899	550	2,079,005
Sale of affiliated underlying funds	73,103,293	2,188	4,724,750
Net realized gain	92,739,197	2,711	6,761,805
Net change in unrealized appreciation (depreciation) on:
Investments	2,370,579	64	274,207
Affiliated underlying funds	57,526,979	1,299	7,285,139
Net change in unrealized appreciation (depreciation)	59,897,558	1,363	7,559,346
Net realized and unrealized gain	152,636,755	4,074	14,321,151
Increase in net assets resulting from operations	$157,948,415	$4,204	$14,914,276

See Accompanying Notes to Financial Statements

38

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Aggressive Portfolio	ING Solution Balanced Portfolio
	May 1, 2013(1) to December 31, 2013	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$6,531	$522,074	$590,910
Net realized gain	21,654	3,900,604	1,388,863
Net change in unrealized appreciation	24,247	2,490,226	2,371,390
Increase in net assets resulting from operations	52,432	6,912,904	4,351,163

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(517,987)	(334,534)
Class I	—	(25)	(17)
Class S	—	(436,201)	(262,992)
Class S2	—	(19,739)	(12,006)
Net realized gains:
Class ADV	—	(622,760)	(74,786)
Class I	—	(24)	(3)
Class S	—	(473,507)	(54,030)
Class S2	—	(22,458)	(2,648)
Total distributions	—	(2,092,701)	(741,016)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,099,525	7,339,855	16,568,794
Reinvestment of distributions	—	2,092,652	740,997
	1,099,525	9,432,507	17,309,791
Cost of shares redeemed	(23,979)	(6,383,519)	(5,811,125)
Net increase in net assets resulting from capital share transactions	1,075,546	3,048,988	11,498,666
Net increase in net assets	1,127,978	7,869,191	15,108,813

NET ASSETS:
Beginning of year or period	—	43,616,392	28,507,579
End of year or period	$1,127,978	$51,485,583	$43,616,392
Undistributed net investment income at end of year or period	$13,582	$952,974	$973,542

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

39

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Conservative Portfolio		ING Solution Income Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$264,407	$294,314	$2,703,311	$4,252,163
Net realized gain	829,665	345,294	12,280,524	7,425,421
Net change in unrealized appreciation (depreciation)	(215,091)	504,142	(1,587,252)	8,645,327
Increase in net assets resulting from operations	878,981	1,143,750	13,396,583	20,322,911

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(271,480)	(209,461)	(3,127,735)	(4,960,074)
Class I	(101)	(93)	(796,375)	(1,228,527)
Class S	(161,777)	(126,586)	(2,268,465)	(3,409,285)
Class S2	(7,744)	(7,766)	(182,935)	(247,385)
Class T	—	—	(8,056)	(6,157)
Net realized gains:
Class ADV	(98,686)	—	—	—
Class I	(32)	—	—	—
Class S	(54,391)	—	—	—
Class S2	(2,706)	—	—	—
Total distributions	(596,917)	(343,906)	(6,383,566)	(9,851,428)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,987,489	6,490,443	27,057,056	39,378,212
Reinvestment of distributions	596,786	343,812	6,383,566	9,851,428
	4,584,275	6,834,255	33,440,622	49,229,640
Cost of shares redeemed	(2,654,275)	(1,982,810)	(65,600,339)	(65,295,921)
Net increase (decrease) in net assets resulting from capital share transactions	1,930,000	4,851,445	(32,159,717)	(16,066,281)
Net increase (decrease) in net assets	2,212,064	5,651,289	(25,146,700)	(5,594,798)

NET ASSETS:
Beginning of year or period	15,127,758	9,476,469	212,049,842	217,644,640
End of year or period	$17,339,822	$15,127,758	$186,903,142	$212,049,842
Undistributed net investment income at end of year or period	$406,670	$441,053	$4,295,073	$6,380,545

See Accompanying Notes to Financial Statements

40

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Moderately Aggressive Portfolio		ING Solution Moderately Conservative Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$226,748	$225,160	$613,395	$744,461
Net realized gain	2,639,644	850,617	3,015,040	1,589,604
Net change in unrealized appreciation	2,109,556	1,509,088	515,807	1,791,163
Increase in net assets resulting from operations	4,975,948	2,584,865	4,144,242	4,125,228

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(263,958)	(151,645)	(556,451)	(380,627)
Class I	(78)	(46)	(32)	(21)
Class S	(190,429)	(100,666)	(595,229)	(379,963)
Class S2	(2,123)	(497)	(16,779)	(9,423)
Net realized gains:
Class ADV	(445,565)	(63,998)	(603,545)	(118,028)
Class I	(106)	(16)	(29)	(6)
Class S	(284,103)	(37,244)	(592,593)	(113,621)
Class S2	(3,195)	(309)	(16,912)	(2,771)
Total distributions	(1,189,557)	(354,421)	(2,381,570)	(1,004,460)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,848,555	9,063,172	8,160,909	19,590,728
Reinvestment of distributions	1,189,374	354,360	2,381,509	1,004,433
	7,037,929	9,417,532	10,542,418	20,595,161
Cost of shares redeemed	(4,667,849)	(3,646,603)	(11,490,640)	(7,114,125)
Net increase (decrease) in net assets resulting from capital share transactions	2,370,080	5,770,929	(948,222)	13,481,036
Net increase in net assets	6,156,471	8,001,373	814,450	16,601,804

NET ASSETS:
Beginning of year or period	22,947,363	14,945,990	45,790,249	29,188,445
End of year or period	$29,103,834	$22,947,363	$46,604,699	$45,790,249
Undistributed net investment income at end of year or period	$490,869	$456,494	$982,969	$1,168,298

See Accompanying Notes to Financial Statements

41

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2015 Portfolio		ING Solution 2020 Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$8,892,103	$13,846,666	$199	$264
Net realized gain	52,888,050	43,548,447	1,802	1,573
Net change in unrealized appreciation (depreciation)	(7,629)	24,397,665	280	99
Increase in net assets resulting from operations	61,772,524	81,792,778	2,281	1,936

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8,577,618)	(12,047,820)	(88)	(34)
Class I	(3,194,885)	(4,418,680)	(103)	(38)
Class S	(9,404,098)	(13,169,730)	(75)	(36)
Class S2	(706,549)	(955,820)	(92)	(35)
Class T	(58,040)	(76,874)	(81)	(32)
Net realized gains:
Class ADV	—	—	(241)	(64)
Class I	—	—	(240)	(63)
Class S	—	—	(240)	(64)
Class S2	—	—	(241)	(64)
Class T	—	—	(241)	(64)
Total distributions	(21,941,190)	(30,668,924)	(1,642)	(494)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	71,944,976	109,479,661	—	—
Payment by affiliate (Note 6)	—	—	22	—
Reinvestment of distributions	21,941,190	30,668,924	6	1
	93,886,166	140,148,585	28	1
Cost of shares redeemed	(203,095,094)	(195,131,650)	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(109,208,928)	(54,983,065)	28	1
Net increase (decrease) in net assets	(69,377,594)	(3,859,211)	667	1,443

NET ASSETS:
Beginning of year or period	743,729,683	747,588,894	17,770	16,327
End of year or period	$674,352,089	$743,729,683	$18,437	$17,770
Undistributed net investment income at end of year or period	$14,764,570	$21,930,937	$384	$439

See Accompanying Notes to Financial Statements

42

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2025 Portfolio		ING Solution 2030 Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$13,341,151	$17,715,244	$206	$211
Net realized gain	126,328,055	102,752,043	2,193	1,804
Net change in unrealized appreciation	52,290,517	34,300,663	908	245
Increase in net assets resulting from operations	191,959,723	154,767,950	3,307	2,260

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(9,920,848)	(12,404,684)	(71)	(31)
Class I	(4,821,781)	(5,679,952)	(87)	(35)
Class S	(11,844,793)	(13,562,201)	(58)	(33)
Class S2	(852,034)	(998,233)	(75)	(32)
Class T	(49,517)	(38,170)	(63)	(29)
Net realized gains:
Class ADV	—	—	(253)	(98)
Class I	—	—	(253)	(99)
Class S	—	—	(253)	(98)
Class S2	—	—	(253)	(98)
Class T	—	—	(253)	(98)
Total distributions	(27,488,973)	(32,683,240)	(1,619)	(651)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	141,374,033	190,108,866	—	—
Payment by affiliate (Note 6)	—	—	33	—
Reinvestment of distributions	27,488,973	32,683,240	6	2
	168,863,006	222,792,106	39	2
Cost of shares redeemed	(277,392,471)	(285,960,117)	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(108,529,465)	(63,168,011)	39	2
Net increase in net assets	55,941,285	58,916,699	1,727	1,611

NET ASSETS:
Beginning of year or period	1,244,259,028	1,185,342,329	18,253	16,642
End of year or period	$1,300,200,313	$1,244,259,028	$19,980	$18,253
Undistributed net investment income at end of year or period	$23,171,396	$27,474,166	$372	$354

See Accompanying Notes to Financial Statements

43

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2035 Portfolio		ING Solution 2040 Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$11,549,368	$11,613,107	$158	$156
Net realized gain	124,368,244	83,961,192	2,615	1,899
Net change in unrealized appreciation	71,163,830	51,985,532	1,267	465
Increase in net assets resulting from operations	207,081,442	147,559,831	4,040	2,520

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,666,711)	(7,882,082)	(62)	(28)
Class I	(3,752,173)	(4,121,061)	(81)	(31)
Class S	(9,003,102)	(9,199,067)	(50)	(29)
Class S2	(568,093)	(692,046)	(65)	(28)
Class T	(33,612)	(33,809)	(55)	(25)
Net realized gains:
Class ADV	—	—	(269)	(102)
Class I	—	—	(269)	(102)
Class S	—	—	(269)	(102)
Class S2	—	—	(269)	(102)
Class T	—	—	(269)	(102)
Total distributions	(20,023,691)	(21,928,065)	(1,658)	(651)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	121,265,700	175,516,418	—	—
Payment by affiliate (Note 6)	—	—	39	—
Reinvestment of distributions	20,023,691	21,928,065	6	2
	141,289,391	197,444,483	45	2
Cost of shares redeemed	(248,712,323)	(252,253,960)	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(107,422,932)	(54,809,477)	45	2
Net increase in net assets	79,634,819	70,822,289	2,427	1,871

NET ASSETS:
Beginning of year or period	1,075,884,378	1,005,062,089	18,770	16,899
End of year or period	$1,155,519,197	$1,075,884,378	$21,197	$18,770
Undistributed net investment income at end of year or period	$21,167,122	$20,010,941	$345	$312

See Accompanying Notes to Financial Statements

44

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2045 Portfolio		ING Solution 2050 Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$5,311,660	$5,852,167	$130	$142
Net realized gain	92,739,197	46,007,262	2,711	1,877
Net change in unrealized appreciation	59,897,558	46,313,657	1,363	508
Increase in net assets resulting from operations	157,948,415	98,173,086	4,204	2,527

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3,425,051)	(3,931,540)	(58)	(27)
Class I	(2,348,659)	(2,816,877)	(77)	(31)
Class S	(5,630,912)	(5,326,597)	(46)	(29)
Class S2	(275,701)	(349,229)	(62)	(28)
Class T	(11,246)	(14,182)	(52)	(25)
Net realized gains:
Class ADV	—	—	(265)	(108)
Class I	—	—	(265)	(108)
Class S	—	—	(265)	(108)
Class S2	—	—	(265)	(108)
Class T	—	—	(265)	(108)
Total distributions	(11,691,569)	(12,438,425)	(1,620)	(680)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	104,155,321	143,716,163	—	—
Payment by affiliate (Note 6)	—	—	40	—
Reinvestment of distributions	11,691,569	12,438,425	5	2
	115,846,890	156,154,588	45	2
Cost of shares redeemed	(167,082,715)	(192,822,441)	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(51,235,825)	(36,667,853)	45	2
Net increase in net assets	95,021,021	49,066,808	2,629	1,849

NET ASSETS:
Beginning of year or period	701,218,394	652,151,586	18,749	16,900
End of year or period	$796,239,415	$701,218,394	$21,378	$18,749
Undistributed net investment income at end of year or period	$12,397,714	$11,684,098	$320	$296

See Accompanying Notes to Financial Statements

45

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2055 Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$593,125	$410,883
Net realized gain	6,761,805	1,418,111
Net change in unrealized appreciation	7,559,346	3,300,440
Increase in net assets resulting from operations	14,914,276	5,129,434

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(292,013)	(163,416)
Class I	(151,252)	(87,195)
Class S	(364,129)	(165,480)
Class S2	(16,968)	(10,411)
Class T	(325)	(39)
Net realized gains:
Class ADV	(463,722)	(193,527)
Class I	(186,830)	(82,199)
Class S	(498,813)	(174,682)
Class S2	(26,087)	(11,744)
Class T	(484)	(96)
Total distributions	(2,000,623)	(888,789)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,881,258	32,592,089
Reinvestment of distributions	2,000,514	888,737
	42,881,772	33,480,826
Cost of shares redeemed	(15,997,423)	(13,420,610)
Net increase in net assets resulting from capital share transactions	26,884,349	20,060,216
Net increase in net assets	39,798,002	24,300,861

NET ASSETS:
Beginning of year or period	51,320,967	27,020,106
End of year or period	$91,118,969	$51,320,967
Undistributed net investment income at end of year or period	$1,319,569	$824,549

See Accompanying Notes to Financial Statements

46

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Aggressive Portfolio
Class ADV
05-01-13(5)–12-31-13	10.00	0.19	•	1.36	1.55	—	—	—	—	—	11.55	15.50	12.00	0.56	0.56	2.55	496	35
Class I
05-01-13(5)–12-31-13	10.00	0.29		1.36	1.65	—	—	—	—	—	11.65	16.50	11.50	0.06	0.06	3.99	4	35
Class S
05-01-13(5)–12-31-13	10.00	0.28	•	1.35	1.63	—	—	—	—	—	11.63	16.30	11.75	0.31	0.31	3.73	591	35
Class S2
05-01-13(5)–12-31-13	10.00	0.23	•	1.33	1.56	—	—	—	—	—	11.56	15.60	12.00	0.46	0.46	3.12	38	35
ING Solution Balanced Portfolio
Class ADV
12-31-13	9.84	0.10	•	1.38	1.48	0.20	0.24	—	0.44	—	10.88	15.39	0.78	0.63	0.63	0.97	27,369	78
12-31-12	8.84	0.14	•	1.03	1.17	0.14	0.03	—	0.17	—	9.84	13.35	0.71	0.62	0.62	1.44	24,244	75
12-31-11	9.16	0.24	•	(0.49)	(0.25)	0.03	0.04	—	0.07	—	8.84	(2.68)	0.62	0.62	0.62	2.63	16,050	70
12-31-10	8.24	0.26	•	0.73	0.99	0.07	—	—	0.07	—	9.16	12.07	0.62	0.62	0.62	2.95	4,837	43
12-31-09	6.67	0.14		1.46	1.60	0.02	0.01	—	0.03	—	8.24	24.00	0.62	0.62	0.62	1.89	1	77
Class I
12-31-13	10.10	0.16		1.42	1.58	0.25	0.24	—	0.49	—	11.19	15.93	0.28	0.13	0.13	1.49	1	78
12-31-12	9.05	0.18		1.06	1.24	0.16	0.03	—	0.19	—	10.10	13.86	0.21	0.12	0.12	1.85	1	75
12-31-11	9.33	0.26		(0.47)	(0.21)	0.03	0.04	—	0.07	—	9.05	(2.17)	0.12	0.12	0.12	2.78	1	70
12-31-10	8.34	0.18		0.90	1.08	0.09	—	—	0.09	—	9.33	13.11	0.12	0.12	0.12	2.10	1	43
12-31-09	6.74	0.18		1.48	1.66	0.05	0.01	—	0.06	—	8.34	24.68	0.12	0.12	0.12	2.50	1	77
Class S
12-31-13	9.95	0.13	•	1.39	1.52	0.22	0.24	—	0.46	—	11.01	15.65	0.53	0.38	0.38	1.24	23,012	78
12-31-12	8.92	0.16	•	1.05	1.21	0.15	0.03	—	0.18	—	9.95	13.71	0.46	0.37	0.37	1.70	18,349	75
12-31-11	9.22	0.24	•	(0.47)	(0.23)	0.03	0.04	—	0.07	—	8.92	(2.46)	0.37	0.37	0.37	2.66	12,042	70
12-31-10	8.27	0.20	•	0.84	1.04	0.09	—	—	0.09	—	9.22	12.74	0.37	0.37	0.37	2.28	4,729	43
12-31-09	6.70	0.20	•	1.44	1.64	0.06	0.01	—	0.07	—	8.27	24.48	0.37	0.37	0.37	2.67	739	77
Class S2
12-31-13	9.90	0.11	•	1.39	1.50	0.21	0.24	—	0.45	—	10.95	15.51	0.78	0.53	0.53	1.06	1,103	78
12-31-12	8.88	0.17	•	1.02	1.19	0.14	0.03	—	0.17	—	9.90	13.54	0.71	0.52	0.52	1.75	1,022	75
12-31-11	9.20	0.19	•	(0.44)	(0.25)	0.03	0.04	—	0.07	—	8.88	(2.71)	0.62	0.52	0.52	2.04	415	70
04-30-10(5)–12-31-10	8.68	0.12	•	0.50	0.62	0.10	—	—	0.10	—	9.20	7.28	0.62	0.52	0.52	2.10	291	43
ING Solution Conservative Portfolio
Class ADV
12-31-13	11.22	0.17	•	0.43	0.60	0.29	0.11	—	0.40	—	11.42	5.40	0.85	0.60	0.60	1.50	10,870	72
12-31-12	10.44	0.24	•	0.82	1.06	0.28	—	—	0.28	—	11.22	10.19	0.75	0.62	0.62	2.19	9,541	69
12-31-11	10.50	0.39	•	(0.38)	0.01	0.04	0.03	—	0.07	—	10.44	0.09	0.62	0.62	0.62	3.67	6,411	84
04-30-10(5)–12-31-10	10.00	0.36	•	0.14	0.50	—	—	—	—	—	10.50	5.00	0.62	0.62	0.62	5.24	1,911	51
Class I
12-31-13	11.34	0.23		0.44	0.67	0.33	0.11	—	0.44	—	11.57	6.02	0.35	0.10	0.10	1.99	3	72
12-31-12	10.54	0.29	•	0.82	1.11	0.31	—	—	0.31	—	11.34	10.60	0.25	0.12	0.12	2.61	3	69
12-31-11	10.54	0.40		(0.33)	0.07	0.04	0.03	—	0.07	—	10.54	0.69	0.12	0.12	0.12	3.72	3	84
04-30-10(5)–12-31-10	10.00	0.34		0.20	0.54	—	—	—	—	—	10.54	5.40	0.12	0.12	0.12	5.03	3	51
Class S
12-31-13	11.27	0.20	•	0.44	0.64	0.31	0.11	—	0.42	—	11.49	5.77	0.60	0.35	0.35	1.74	6,168	72
12-31-12	10.49	0.28	•	0.80	1.08	0.30	—	—	0.30	—	11.27	10.34	0.50	0.37	0.37	2.51	5,285	69
12-31-11	10.53	0.40	•	(0.37)	0.03	0.04	0.03	—	0.07	—	10.49	0.28	0.37	0.37	0.37	3.76	2,941	84
04-30-10(5)–12-31-10	10.00	0.29	•	0.24	0.53	—	—	—	—	—	10.53	5.30	0.37	0.37	0.37	4.23	1,098	51

See Accompanying Notes to Financial Statements

47

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Conservative Portfolio (continued)
Class S2
12-31-13	11.23	0.18	•	0.44	0.62	0.30	0.11	—	0.41	—	11.44	5.59	0.85	0.50	0.50	1.60	298	72
12-31-12	10.46	0.29	•	0.77	1.06	0.29	—	—	0.29	—	11.23	10.23	0.75	0.52	0.52	2.61	298	69
12-31-11	10.51	0.46	•	(0.44)	0.02	0.04	0.03	—	0.07	—	10.46	0.17	0.62	0.52	0.52	4.36	122	84
04-30-10(5)–12-31-10	10.00	0.44	•	0.07	0.51	—	—	—	—	—	10.51	5.10	0.62	0.52	0.52	6.35	64	51
ING Solution Income Portfolio
Class ADV
12-31-13	10.89	0.13	•	0.59	0.72	0.35	—	—	0.35	—	11.26	6.68	0.74	0.63	0.63	1.19	94,068	70
12-31-12	10.40	0.20	•	0.78	0.98	0.49	—	—	0.49	—	10.89	9.57	0.70	0.62	0.62	1.82	111,796	71
12-31-11	10.83	0.34	•	(0.34)	0.00 *	0.43	—	—	0.43	—	10.40	0.14	0.62	0.62	0.62	3.23	109,184	75
12-31-10	10.24	0.33	•	0.60	0.93	0.34	—	—	0.34	—	10.83	9.26	0.62	0.62	0.62	3.11	110,352	64
12-31-09	9.27	0.31	•	1.23	1.54	0.53	0.04	—	0.57	—	10.24	16.98	0.62	0.62	0.62	3.24	107,684	70
Class I
12-31-13	11.12	0.19	•	0.61	0.80	0.41	—	—	0.41	—	11.51	7.30	0.24	0.13	0.13	1.70	24,937	70
12-31-12	10.61	0.24		0.82	1.06	0.55	—	—	0.55	—	11.12	10.12	0.20	0.12	0.12	2.32	25,403	71
12-31-11	11.05	0.40	•	(0.35)	0.05	0.49	—	—	0.49	—	10.61	0.54	0.12	0.12	0.12	3.63	22,837	75
12-31-10	10.43	0.39	•	0.62	1.01	0.39	—	—	0.39	—	11.05	9.86	0.12	0.12	0.12	3.69	24,509	64
12-31-09	9.43	0.28	•	1.34	1.62	0.58	0.04	—	0.62	—	10.43	17.62	0.12	0.12	0.12	2.87	18,772	70
Class S
12-31-13	11.03	0.16	•	0.60	0.76	0.38	—	—	0.38	—	11.41	6.97	0.49	0.38	0.38	1.46	62,431	70
12-31-12	10.53	0.22	•	0.80	1.02	0.52	—	—	0.52	—	11.03	9.77	0.45	0.37	0.37	2.02	68,703	71
12-31-11	10.96	0.37	•	(0.34)	0.03	0.46	—	—	0.46	—	10.53	0.35	0.37	0.37	0.37	3.39	80,716	75
12-31-10	10.35	0.36	•	0.61	0.97	0.36	—	—	0.36	—	10.96	9.60	0.37	0.37	0.37	3.40	93,940	64
12-31-09	9.37	0.33		1.24	1.57	0.55	0.04	—	0.59	—	10.35	17.20	0.37	0.37	0.37	3.41	90,135	70
Class S2
12-31-13	10.79	0.14	•	0.59	0.73	0.37	—	—	0.37	—	11.15	6.85	0.74	0.53	0.53	1.28	5,274	70
12-31-12	10.32	0.21	•	0.77	0.98	0.51	—	—	0.51	—	10.79	9.62	0.70	0.52	0.52	2.00	5,889	71
12-31-11	10.75	0.33	•	(0.32)	0.01	0.44	—	—	0.44	—	10.32	0.25	0.62	0.52	0.52	3.13	4,697	75
12-31-10	10.20	0.43	•	0.51	0.94	0.39	—	—	0.39	—	10.75	9.39	0.62	0.52	0.52	4.17	5,543	64
05-28-09(5)–12-31-09	9.59	0.31	•	0.92	1.23	0.58	0.04	—	0.62	—	10.20	13.26	0.62	0.52	0.52	5.29	3	70
Class T
12-31-13	11.29	0.12	•	0.61	0.73	0.35	—	—	0.35	—	11.67	6.55	0.99	0.83	0.83	1.00	193	70
12-31-12	10.70	0.19	•	0.80	0.99	0.40	—	—	0.40	—	11.29	9.29	0.95	0.82	0.82	1.69	259	71
12-31-11	11.03	0.33	•	(0.34)	(0.01)	0.32	—	—	0.32	—	10.70	0.03	0.87	0.82	0.82	2.98	210	75
12-31-10	10.42	0.30	•	0.61	0.91	0.30	—	—	0.30	—	11.03	8.95	0.87	0.82	0.82	2.83	432	64
12-31-09	9.34	0.28	•	1.26	1.54	0.42	0.04	—	0.46	—	10.42	16.85	0.87	0.82	0.82	2.93	505	70
ING Solution Moderately Aggressive Portfolio
Class ADV
12-31-13	11.61	0.10	•	2.23	2.33	0.21	0.35	—	0.56	—	13.38	20.42	0.80	0.63	0.63	0.78	16,945	79
12-31-12	10.25	0.11	•	1.42	1.53	0.12	0.05	—	0.17	—	11.61	15.07	0.73	0.62	0.62	0.98	13,603	70
12-31-11	10.89	0.21	•	(0.79)	(0.58)	0.02	0.04	—	0.06	—	10.25	(5.29)	0.62	0.62	0.62	1.96	9,527	83
04-30-10(5)–12-31-10	10.00	0.11	•	0.78	0.89	—	—	—	—	—	10.89	8.90	0.62	0.62	0.62	1.57	4,677	26
Class I
12-31-13	11.74	0.15		2.28	2.43	0.26	0.35	—	0.61	—	13.56	21.10	0.30	0.13	0.13	1.19	4	79
12-31-12	10.34	0.16		1.44	1.60	0.15	0.05	—	0.20	—	11.74	15.62	0.23	0.12	0.12	1.42	4	70
12-31-11	10.94	0.23	•	(0.77)	(0.54)	0.02	0.04	—	0.06	—	10.34	(4.84)	0.12	0.12	0.12	2.16	3	83
04-30-10(5)–12-31-10	10.00	0.16		0.78	0.94	—	—	—	—	—	10.94	9.40	0.12	0.12	0.12	2.50	3	26

See Accompanying Notes to Financial Statements

48

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Moderately Aggressive Portfolio (continued)
Class S
12-31-13	11.67	0.12	•	2.27	2.39	0.24	0.35	—	0.59	—	13.47	20.84	0.55	0.38	0.38	0.96	11,871	79
12-31-12	10.30	0.14	•	1.42	1.56	0.14	0.05	—	0.19	—	11.67	15.28	0.48	0.37	0.37	1.29	9,256	70
12-31-11	10.92	0.23	•	(0.79)	(0.56)	0.02	0.04	—	0.06	—	10.30	(5.05)	0.37	0.37	0.37	2.20	5,379	83
04-30-10(5)–12-31-10	10.00	0.10	•	0.82	0.92	—	—	—	—	—	10.92	9.20	0.37	0.37	0.37	1.46	1,438	26
Class S2
12-31-13	11.72	0.17	•	2.19	2.36	0.23	0.35	—	0.58	—	13.50	20.56	0.80	0.53	0.53	1.34	284	79
12-31-12	10.30	0.14	•	1.41	1.55	0.08	0.05	—	0.13	—	11.72	15.18	0.73	0.52	0.52	1.27	84	70
12-31-11	10.91	0.08	•	(0.65)	(0.57)	—	0.04	—	0.04	—	10.30	(5.18)	0.62	0.52	0.52	0.70	37	83
04-30-10(5)–12-31-10	10.00	0.09	•	0.82	0.91	—	—	—	—	—	10.91	9.10	0.62	0.52	0.52	1.29	138	26
ING Solution Moderately Conservative Portfolio
Class ADV
12-31-13	10.42	0.13	•	0.81	0.94	0.27	0.29	—	0.56	—	10.80	9.27	0.79	0.62	0.62	1.23	21,918	85
12-31-12	9.55	0.18	•	0.94	1.12	0.19	0.06	—	0.25	—	10.42	11.79	0.70	0.62	0.62	1.74	22,425	85
12-31-11	9.79	0.34	•	(0.44)	(0.10)	0.06	0.08	—	0.14	—	9.55	(0.94)	0.62	0.62	0.62	3.54	13,782	77
12-31-10	9.06	0.41	•	0.51	0.92	0.14	0.05	—	0.19	—	9.79	10.35	0.62	0.62	0.62	4.34	2,690	47
12-31-09	7.61	0.20		1.29	1.49	0.03	0.01	—	0.04	—	9.06	19.69	0.62	0.62	0.62	2.47	1	87
Class I
12-31-13	10.79	0.18		0.84	1.02	0.32	0.29	—	0.61	—	11.20	9.70	0.29	0.12	0.12	1.66	1	85
12-31-12	9.86	0.23		0.97	1.20	0.21	0.06	—	0.27	—	10.79	12.23	0.20	0.12	0.12	2.16	1	85
12-31-11	10.04	0.34		(0.38)	(0.04)	0.06	0.08	—	0.14	—	9.86	(0.30)	0.12	0.12	0.12	3.39	1	77
12-31-10	9.17	0.26		0.79	1.05	0.13	0.05	—	0.18	—	10.04	11.66	0.12	0.12	0.12	2.75	1	47
12-31-09	7.69	0.24	•	1.32	1.56	0.07	0.01	—	0.08	—	9.17	20.46	0.12	0.12	0.12	2.93	1	87
Class S
12-31-13	10.60	0.16	•	0.82	0.98	0.29	0.29	—	0.58	—	11.00	9.54	0.54	0.37	0.37	1.43	24,016	85
12-31-12	9.70	0.21	•	0.95	1.16	0.20	0.06	—	0.26	—	10.60	11.99	0.45	0.37	0.37	2.02	22,653	85
12-31-11	9.91	0.32	•	(0.40)	(0.08)	0.05	0.08	—	0.13	—	9.70	(0.69)	0.37	0.37	0.37	3.26	15,227	77
12-31-10	9.09	0.26	•	0.74	1.00	0.13	0.05	—	0.18	—	9.91	11.19	0.37	0.37	0.37	2.74	6,911	47
12-31-09	7.64	0.25	•	1.29	1.54	0.08	0.01	—	0.09	—	9.09	20.31	0.37	0.37	0.37	2.98	1,529	87
Class S2
12-31-13	10.55	0.14	•	0.82	0.96	0.29	0.29	—	0.58	—	10.93	9.36	0.79	0.52	0.52	1.26	669	85
12-31-12	9.67	0.23	•	0.91	1.14	0.20	0.06	—	0.26	—	10.55	11.85	0.70	0.52	0.52	2.23	712	85
12-31-11	9.90	0.32	•	(0.41)	(0.09)	0.06	0.08	—	0.14	—	9.67	(0.84)	0.62	0.52	0.52	3.21	178	77
04-30-10(5)–12-31-10	9.51	0.21	•	0.37	0.58	0.14	0.05	—	0.19	—	9.90	6.30	0.62	0.52	0.52	3.30	32	47
ING Solution 2015 Portfolio
Class ADV
12-31-13	11.20	0.12	•	0.87	0.99	0.35	—	—	0.35	—	11.84	8.93	0.74	0.63	0.63	1.07	276,406	68
12-31-12	10.48	0.18	•	0.98	1.16	0.44	—	—	0.44	—	11.20	11.14	0.70	0.62	0.62	1.62	297,552	63
12-31-11	10.92	0.30	•	(0.41)	(0.11)	0.33	—	—	0.33	—	10.48	(0.90)	0.62	0.62	0.62	2.79	312,854	74
12-31-10	10.07	0.27		0.80	1.07	0.22	—	—	0.22	—	10.92	10.82	0.62	0.62	0.62	2.54	336,038	61
12-31-09	8.63	0.21	•	1.67	1.88	0.35	0.09	—	0.44	—	10.07	22.16	0.62	0.62	0.62	2.32	310,244	60
Class I
12-31-13	11.43	0.18	•	0.88	1.06	0.41	—	—	0.41	—	12.08	9.42	0.24	0.13	0.13	1.56	94,824	68
12-31-12	10.69	0.25	•	0.99	1.24	0.50	—	—	0.50	—	11.43	11.70	0.20	0.12	0.12	2.19	104,662	63
12-31-11	11.14	0.36	•	(0.43)	(0.07)	0.38	—	—	0.38	—	10.69	(0.46)	0.12	0.12	0.12	3.38	81,565	74
12-31-10	10.25	0.32		0.83	1.15	0.26	—	—	0.26	—	11.14	11.49	0.12	0.12	0.12	3.03	75,820	61
12-31-09	8.78	0.25		1.70	1.95	0.39	0.09	—	0.48	—	10.25	22.70	0.12	0.12	0.12	2.68	65,252	60

See Accompanying Notes to Financial Statements

49

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2015 Portfolio (continued)
Class S
12-31-13	11.34	0.15	•	0.87	1.02	0.38	—	—	0.38	—	11.98	9.10		0.49	0.38	0.38	1.31	277,984	68
12-31-12	10.60	0.21	•	0.99	1.20	0.46	—	—	0.46	—	11.34	11.48		0.45	0.37	0.37	1.88	312,616	63
12-31-11	11.05	0.33	•	(0.42)	(0.09)	0.36	—	—	0.36	—	10.60	(0.73)		0.37	0.37	0.37	3.00	328,277	74
12-31-10	10.17	0.29		0.83	1.12	0.24	—	—	0.24	—	11.05	11.25		0.37	0.37	0.37	2.82	380,318	61
12-31-09	8.72	0.21		1.70	1.91	0.37	0.09	—	0.46	—	10.17	22.32		0.37	0.37	0.37	2.53	345,876	60
Class S2
12-31-13	11.07	0.13	•	0.85	0.98	0.36	—	—	0.36	—	11.69	8.98		0.74	0.53	0.53	1.14	23,461	68
12-31-12	10.38	0.19	•	0.96	1.15	0.46	—	—	0.46	—	11.07	11.22		0.70	0.52	0.52	1.76	26,644	63
12-31-11	10.84	0.32	•	(0.42)	(0.10)	0.36	—	—	0.36	—	10.38	(0.83)		0.62	0.52	0.52	2.97	22,792	74
12-31-10	10.02	0.36	•	0.72	1.08	0.26	—	—	0.26	—	10.84	11.05		0.62	0.52	0.52	3.54	15,289	61
05-28-09(5)–12-31-09	8.97	0.21	•	1.32	1.53	0.39	0.09	—	0.48	—	10.02	17.53		0.62	0.52	0.52	3.70	3	60
Class T
12-31-13	11.35	0.10	•	0.86	0.96	0.32	—	—	0.32	—	11.99	8.59		0.99	0.83	0.83	0.83	1,677	68
12-31-12	10.60	0.16	•	0.99	1.15	0.40	—	—	0.40	—	11.35	10.98		0.95	0.82	0.82	1.42	2,256	63
12-31-11	11.04	0.28	•	(0.42)	(0.14)	0.30	—	—	0.30	—	10.60	(1.12)		0.87	0.82	0.82	2.55	2,100	74
12-31-10	10.17	0.24	•	0.83	1.07	0.20	—	—	0.20	—	11.04	10.65		0.87	0.82	0.82	2.30	2,529	61
12-31-09	8.70	0.18	•	1.69	1.87	0.31	0.09	—	0.40	—	10.17	21.79		0.87	0.82	0.82	1.95	2,517	60
ING Solution 2020 Portfolio
Class ADV
12-31-13	11.80	0.11	•	1.36	1.47	0.29	0.80	—	1.09	0.01	12.19	13.01	(a)	89.79	0.63	0.63	0.87	4	68
12-31-12	10.85	0.15		1.12	1.27	0.11	0.21	—	0.32	—	11.80	11.76		45.86	0.62	0.62	1.28	4	72
10-03-11(5)–12-31-11	10.00	0.08		0.77	0.85	—	—	—	—	—	10.85	8.50		0.62	0.62	0.62	3.31	3	15
Class I
12-31-13	11.85	0.17		1.40	1.57	0.34	0.80	—	1.14	0.01	12.29	13.85	(a)	89.29	0.13	0.13	1.38	4	68
12-31-12	10.86	0.21		1.12	1.33	0.13	0.21	—	0.34	—	11.85	12.22		45.36	0.12	0.12	1.81	4	72
10-03-11(5)–12-31-11	10.00	0.09		0.77	0.86	—	—	—	—	—	10.86	8.60		0.12	0.12	0.12	3.81	3	15
Class S
12-31-13	11.81	0.14		1.39	1.53	0.25	0.80	—	1.05	0.01	12.30	13.47	(a)	89.54	0.38	0.38	1.14	4	68
12-31-12	10.85	0.18		1.11	1.29	0.12	0.21	—	0.33	—	11.81	11.90		45.61	0.37	0.37	1.56	4	72
10-03-11(5)–12-31-11	10.00	0.09		0.76	0.85	—	—	—	—	—	10.85	8.50		0.37	0.37	0.37	3.55	3	15
Class S2
12-31-13	11.81	0.12		1.40	1.52	0.31	0.80	—	1.11	0.01	12.23	13.39	(a)	89.79	0.53	0.53	0.97	4	68
12-31-12	10.85	0.16		1.13	1.29	0.12	0.21	—	0.33	—	11.81	11.88		45.86	0.52	0.52	1.39	4	72
10-03-11(5)–12-31-11	10.00	0.08		0.77	0.85	—	—	—	—	—	10.85	8.50		0.62	0.52	0.52	3.42	3	15
Class T
12-31-13	11.77	0.08		1.42	1.50	0.27	0.80	—	1.07	0.01	12.21	13.28	(a)	90.04	0.83	0.83	0.67	4	68
12-31-12	10.84	0.13		1.12	1.25	0.11	0.21	—	0.32	—	11.77	11.53		46.11	0.82	0.82	1.11	4	72
10-03-11(5)–12-31-11	10.00	0.08		0.76	0.84	—	—	—	—	—	10.84	8.40		0.87	0.82	0.82	3.11	3	15
ING Solution 2025 Portfolio
Class ADV
12-31-13	11.48	0.10	•	1.73	1.83	0.25	—	—	0.25	—	13.06	16.05		0.74	0.62	0.62	0.85	500,390	72
12-31-12	10.39	0.14	•	1.23	1.37	0.28	—	—	0.28	—	11.48	13.24		0.70	0.62	0.62	1.22	494,888	65
12-31-11	10.98	0.22		(0.60)	(0.38)	0.21	—	—	0.21	—	10.39	(3.37)		0.62	0.62	0.62	2.01	494,505	71
12-31-10	9.82	0.18		1.12	1.30	0.14	—	—	0.14	—	10.98	13.50		0.62	0.62	0.62	1.84	522,321	56
12-31-09	8.06	0.15	•	1.88	2.03	0.26	0.01	—	0.27	—	9.82	25.54		0.62	0.62	0.62	1.73	457,213	51

See Accompanying Notes to Financial Statements

50

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2025 Portfolio (continued)
Class I
12-31-13	11.73	0.17	•	1.75	1.92	0.31	—	—	0.31	—	13.34	16.54		0.24	0.12	0.12	1.39	225,551	72
12-31-12	10.61	0.20	•	1.25	1.45	0.33	—	—	0.33	—	11.73	13.83		0.20	0.12	0.12	1.75	191,144	65
12-31-11	11.21	0.28	•	(0.62)	(0.34)	0.26	—	—	0.26	—	10.61	(2.92)		0.12	0.12	0.12	2.55	152,184	71
12-31-10	10.01	0.23		1.15	1.38	0.18	—	—	0.18	—	11.21	14.10		0.12	0.12	0.12	2.34	126,678	56
12-31-09	8.21	0.17		1.95	2.12	0.31	0.01	—	0.32	—	10.01	26.13		0.12	0.12	0.12	2.15	102,548	51
Class S
12-31-13	11.62	0.14	•	1.74	1.88	0.28	—	—	0.28	—	13.22	16.33		0.49	0.37	0.37	1.11	530,013	72
12-31-12	10.52	0.17	•	1.23	1.40	0.30	—	—	0.30	—	11.62	13.44		0.45	0.37	0.37	1.48	512,357	65
12-31-11	11.11	0.25	•	(0.61)	(0.36)	0.23	—	—	0.23	—	10.52	(3.10)		0.37	0.37	0.37	2.24	503,345	71
12-31-10	9.93	0.21		1.13	1.34	0.16	—	—	0.16	—	11.11	13.79		0.37	0.37	0.37	2.11	574,267	56
12-31-09	8.15	0.17	•	1.90	2.07	0.28	0.01	—	0.29	—	9.93	25.78		0.37	0.37	0.37	1.98	502,884	51
Class S2
12-31-13	11.38	0.11	•	1.70	1.81	0.26	—	—	0.26	—	12.93	16.08		0.74	0.52	0.52	0.93	41,255	72
12-31-12	10.32	0.15	•	1.21	1.36	0.30	—	—	0.30	—	11.38	13.33		0.70	0.52	0.52	1.40	43,134	65
12-31-11	10.92	0.24	•	(0.61)	(0.37)	0.23	—	—	0.23	—	10.32	(3.23)		0.62	0.52	0.52	2.25	32,053	71
12-31-10	9.80	0.26	•	1.04	1.30	0.18	—	—	0.18	—	10.92	13.59		0.62	0.52	0.52	2.59	20,678	56
05-28-09(5)–12-31-09	8.44	0.16	•	1.52	1.68	0.31	0.01	—	0.32	—	9.80	20.20		0.62	0.52	0.52	2.84	3	51
Class T
12-31-13	11.68	0.08	•	1.75	1.83	0.22	—	—	0.22	—	13.29	15.75		0.99	0.82	0.82	0.66	2,992	72
12-31-12	10.49	0.11	•	1.24	1.35	0.16	—	—	0.16	—	11.68	12.95		0.95	0.82	0.82	0.93	2,737	65
12-31-11	11.06	0.19	•	(0.58)	(0.39)	0.18	—	—	0.18	—	10.49	(3.44)		0.87	0.82	0.82	1.71	3,256	71
12-31-10	9.89	0.16		1.14	1.30	0.13	—	—	0.13	—	11.06	13.28		0.87	0.82	0.82	1.65	6,215	56
12-31-09	8.10	0.13		1.89	2.02	0.22	0.01	—	0.23	—	9.89	25.14		0.87	0.82	0.82	1.48	5,399	51
ING Solution 2030 Portfolio
Class ADV
12-31-13	12.12	0.11		2.06	2.17	0.24	0.84	—	1.08	0.02	13.23	18.66	(b)	85.63	0.64	0.64	0.86	4	73
12-31-12	11.06	0.11		1.38	1.49	0.10	0.33	—	0.43	—	12.12	13.48		42.34	0.62	0.62	0.96	4	76
10-03-11(5)–12-31-11	10.00	0.07		0.99	1.06	—	—	—	—	—	11.06	10.60		0.62	0.62	0.62	2.82	3	11
Class I
12-31-13	12.17	0.18		2.08	2.26	0.29	0.84	—	1.13	0.02	13.32	19.38	(b)	85.13	0.14	0.14	1.36	4	73
12-31-12	11.07	0.18		1.37	1.55	0.12	0.33	—	0.45	—	12.17	13.94		41.84	0.12	0.12	1.48	4	76
10-03-11(5)–12-31-11	10.00	0.08		0.99	1.07	—	—	—	—	—	11.07	10.70		0.12	0.12	0.12	3.32	3	11
Class S
12-31-13	12.13	0.14		2.06	2.20	0.19	0.84	—	1.03	0.02	13.32	18.92	(b)	85.38	0.39	0.39	1.09	4	73
12-31-12	11.06	0.14		1.37	1.51	0.11	0.33	—	0.44	—	12.13	13.62		42.09	0.37	0.37	1.21	4	76
10-03-11(5)–12-31-11	10.00	0.08		0.98	1.06	—	—	—	—	—	11.06	10.60		0.37	0.37	0.37	3.10	3	11
Class S2
12-31-13	12.13	0.12		2.04	2.16	0.25	0.84	—	1.09	0.02	13.22	18.57	(b)	85.63	0.54	0.54	0.96	4	73
12-31-12	11.06	0.13		1.38	1.51	0.11	0.33	—	0.44	—	12.13	13.60		42.34	0.52	0.52	1.06	4	76
10-03-11(5)–12-31-11	10.00	0.07		0.99	1.06	—	—	—	—	—	11.06	10.60		0.62	0.52	0.52	2.93	3	11
Class T
12-31-13	12.09	0.08		2.11	2.19	0.21	0.84	—	1.05	0.02	13.25	18.89	(b)	85.88	0.84	0.84	0.66	4	73
12-31-12	11.05	0.09		1.38	1.47	0.10	0.33	—	0.43	—	12.09	13.25		42.59	0.82	0.82	0.74	4	76
10-03-11(5)–12-31-11	10.00	0.07		0.98	1.05	—	—	—	—	—	11.05	10.50		0.87	0.82	0.82	2.61	3	11

See Accompanying Notes to Financial Statements

51

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2035 Portfolio
Class ADV
12-31-13	11.82	0.11	•	2.25	2.36	0.21	—	—	0.21	—	13.97	20.09		0.74	0.63	0.63	0.82	425,221	74
12-31-12	10.48	0.10	•	1.45	1.55	0.21	—	—	0.21	—	11.82	14.89		0.70	0.62	0.62	0.86	411,758	58
12-31-11	11.19	0.17		(0.73)	(0.56)	0.15	—	—	0.15	—	10.48	(4.90)		0.62	0.62	0.62	1.54	418,753	71
12-31-10	9.90	0.14		1.26	1.40	0.11	—	—	0.11	—	11.19	14.29		0.62	0.62	0.62	1.39	453,363	56
12-31-09	7.94	0.12	•	2.08	2.20	0.23	0.01	—	0.24	—	9.90	28.00		0.62	0.62	0.62	1.35	389,542	46
Class I
12-31-13	12.05	0.18	•	2.30	2.48	0.28	—	—	0.28	—	14.25	20.72		0.24	0.13	0.13	1.39	208,709	74
12-31-12	10.69	0.16	•	1.47	1.63	0.27	—	—	0.27	—	12.05	15.37		0.20	0.12	0.12	1.39	168,154	58
12-31-11	11.41	0.24	•	(0.76)	(0.52)	0.20	—	—	0.20	—	10.69	(4.42)		0.12	0.12	0.12	2.10	140,503	71
12-31-10	10.09	0.20	•	1.27	1.47	0.15	—	—	0.15	—	11.41	14.77		0.12	0.12	0.12	1.90	115,744	56
12-31-09	8.08	0.16	•	2.13	2.29	0.27	0.01	—	0.28	—	10.09	28.68		0.12	0.12	0.12	1.82	85,142	46
Class S
12-31-13	11.96	0.14	•	2.28	2.42	0.25	—	—	0.25	—	14.13	20.35		0.49	0.38	0.38	1.08	485,103	74
12-31-12	10.61	0.13	•	1.46	1.59	0.24	—	—	0.24	—	11.96	15.09		0.45	0.37	0.37	1.15	456,581	58
12-31-11	11.32	0.21		(0.74)	(0.53)	0.18	—	—	0.18	—	10.61	(4.61)		0.37	0.37	0.37	1.77	416,250	71
12-31-10	10.01	0.16		1.28	1.44	0.13	—	—	0.13	—	11.32	14.56		0.37	0.37	0.37	1.65	477,985	56
12-31-09	8.02	0.14	•	2.11	2.25	0.25	0.01	—	0.26	—	10.01	28.35		0.37	0.37	0.37	1.59	406,568	46
Class S2
12-31-13	11.66	0.11	•	2.22	2.33	0.22	—	—	0.22	—	13.77	20.17		0.74	0.53	0.53	0.88	34,588	74
12-31-12	10.36	0.12	•	1.42	1.54	0.24	—	—	0.24	—	11.66	14.97		0.70	0.52	0.52	1.07	36,830	58
12-31-11	11.08	0.19	•	(0.73)	(0.54)	0.18	—	—	0.18	—	10.36	(4.79)		0.62	0.52	0.52	1.78	26,630	71
12-31-10	9.83	0.21	•	1.19	1.40	0.15	—	—	0.15	—	11.08	14.44		0.62	0.52	0.52	2.08	18,369	56
05-28-09(5)–12-31-09	8.32	0.13	•	1.66	1.79	0.27	0.01	—	0.28	—	9.83	21.84		0.62	0.52	0.52	2.35	4	46
Class T
12-31-13	12.02	0.06	•	2.31	2.37	0.17	—	—	0.17	—	14.22	19.85		0.99	0.83	0.83	0.48	1,898	74
12-31-12	10.63	0.07	•	1.47	1.54	0.15	—	—	0.15	—	12.02	14.59		0.95	0.82	0.82	0.61	2,561	58
12-31-11	11.33	0.15	•	(0.73)	(0.58)	0.12	—	—	0.12	—	10.63	(5.06)		0.87	0.82	0.82	1.30	2,927	71
12-31-10	10.02	0.12		1.27	1.39	0.08	—	—	0.08	—	11.33	14.04		0.87	0.82	0.82	1.18	3,998	56
12-31-09	7.98	0.09	•	2.11	2.20	0.15	0.01	—	0.16	—	10.02	27.73		0.87	0.82	0.82	1.10	3,618	46
ING Solution 2040 Portfolio
Class ADV
12-31-13	12.45	0.08		2.58	2.66	0.21	0.89	—	1.10	0.03	14.04	22.31	(c)	84.89	0.64	0.64	0.63	4	67
12-31-12	11.23	0.08		1.57	1.65	0.09	0.34	—	0.43	—	12.45	14.70		44.95	0.62	0.62	0.63	4	64
10-03-11(5)–12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30		0.62	0.62	0.62	2.25	3	10
Class I
12-31-13	12.52	0.15		2.60	2.75	0.27	0.89	—	1.16	0.03	14.14	22.99	(c)	84.39	0.14	0.14	1.11	4	67
12-31-12	11.24	0.14		1.58	1.72	0.10	0.34	—	0.44	—	12.52	15.34		44.45	0.12	0.12	1.16	4	64
10-03-11(5)–12-31-11	10.00	0.07		1.17	1.24	—	—	—	—	—	11.24	12.40		0.12	0.12	0.12	2.75	3	10
Class S
12-31-13	12.48	0.11		2.59	2.70	0.17	0.89	—	1.06	0.03	14.15	22.57	(c)	84.64	0.39	0.39	0.84	4	67
12-31-12	11.23	0.11		1.58	1.69	0.10	0.34	—	0.44	—	12.48	15.02		44.70	0.37	0.37	0.92	4	64
10-03-11(5)–12-31-11	10.00	0.07		1.16	1.23	—	—	—	—	—	11.23	12.30		0.37	0.37	0.37	2.57	3	10
Class S2
12-31-13	12.47	0.10		2.56	2.66	0.22	0.89	—	1.11	0.03	14.05	22.30	(c)	84.89	0.54	0.54	0.71	4	67
12-31-12	11.23	0.09		1.58	1.67	0.09	0.34	—	0.43	—	12.47	14.91		44.95	0.52	0.52	0.73	4	64
10-03-11(5)–12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30		0.62	0.52	0.52	2.36	3	10
Class T
12-31-13	12.43	0.06		2.56	2.62	0.18	0.89	—	1.07	0.03	14.01	22.06	(c)	85.14	0.84	0.84	0.41	4	67
12-31-12	11.22	0.05		1.58	1.63	0.08	0.34	—	0.42	—	12.43	14.56		45.20	0.82	0.82	0.43	4	64
10-03-11(5)–12-31-11	10.00	0.05		1.17	1.22	—	—	—	—	—	11.22	12.20		0.87	0.82	0.82	2.06	3	10

See Accompanying Notes to Financial Statements

52

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2045 Portfolio
Class ADV
12-31-13	11.98	0.06	•	2.69	2.75	0.18	—	—	0.18	—	14.55	23.09		0.74	0.63	0.63	0.49	266,469	72
12-31-12	10.56	0.07	•	1.53	1.60	0.18	—	—	0.18	—	11.98	15.23		0.70	0.62	0.62	0.60	239,901	50
12-31-11	11.29	0.14	•	(0.76)	(0.62)	0.11	—	—	0.11	—	10.56	(5.42)		0.62	0.62	0.62	1.28	244,111	77
12-31-10	9.90	0.11		1.35	1.46	0.07	—	—	0.07	—	11.29	14.92		0.62	0.62	0.62	1.04	262,653	40
12-31-09	7.87	0.09	•	2.20	2.29	0.19	0.07	—	0.26	—	9.90	29.50		0.62	0.62	0.62	1.07	229,164	36
Class I
12-31-13	12.21	0.14	•	2.74	2.88	0.25	—	—	0.25	—	14.84	23.74		0.24	0.13	0.13	1.07	158,048	72
12-31-12	10.76	0.11		1.58	1.69	0.24	—	—	0.24	—	12.21	15.81		0.20	0.12	0.12	1.11	124,166	50
12-31-11	11.51	0.21	•	(0.80)	(0.59)	0.16	—	—	0.16	—	10.76	(5.02)		0.12	0.12	0.12	1.86	109,358	77
12-31-10	10.08	0.16	•	1.38	1.54	0.11	—	—	0.11	—	11.51	15.51		0.12	0.12	0.12	1.59	88,176	40
12-31-09	8.00	0.13	•	2.25	2.38	0.23	0.07	—	0.30	—	10.08	30.16		0.12	0.12	0.12	1.54	61,035	36
Class S
12-31-13	12.10	0.10	•	2.72	2.82	0.22	—	—	0.22	—	14.70	23.45		0.49	0.38	0.38	0.74	350,686	72
12-31-12	10.67	0.11		1.53	1.64	0.21	—	—	0.21	—	12.10	15.47		0.45	0.37	0.37	0.91	313,757	50
12-31-11	11.40	0.18	•	(0.78)	(0.60)	0.13	—	—	0.13	—	10.67	(5.14)		0.37	0.37	0.37	1.51	277,998	77
12-31-10	10.00	0.13		1.36	1.49	0.09	—	—	0.09	—	11.40	15.12		0.37	0.37	0.37	1.33	319,163	40
12-31-09	7.94	0.11	•	2.23	2.34	0.21	0.07	—	0.28	—	10.00	29.86		0.37	0.37	0.37	1.32	260,130	36
Class S2
12-31-13	11.89	0.07	•	2.68	2.75	0.19	—	—	0.19	—	14.45	23.26		0.74	0.53	0.53	0.52	19,968	72
12-31-12	10.49	0.09	•	1.51	1.60	0.20	—	—	0.20	—	11.89	15.37		0.70	0.52	0.52	0.76	22,458	50
12-31-11	11.24	0.16	•	(0.77)	(0.61)	0.14	—	—	0.14	—	10.49	(5.38)		0.62	0.52	0.52	1.49	19,318	77
12-31-10	9.89	0.18	•	1.28	1.46	0.11	—	—	0.11	—	11.24	15.00		0.62	0.52	0.52	1.74	14,341	40
05-28-09(5)–12-31-09	8.33	0.11	•	1.75	1.86	0.23	0.07	—	0.30	—	9.89	22.72		0.62	0.52	0.52	1.93	4	36
Class T
12-31-13	12.10	0.04	•	2.72	2.76	0.13	—	—	0.13	—	14.73	22.93		0.99	0.83	0.83	0.27	1,068	72
12-31-12	10.63	0.02	•	1.57	1.59	0.12	—	—	0.12	—	12.10	14.98		0.95	0.82	0.82	0.21	936	50
12-31-11	11.35	0.11	•	(0.75)	(0.64)	0.08	—	—	0.08	—	10.63	(5.63)		0.87	0.82	0.82	0.98	1,367	77
12-31-10	9.95	0.09		1.36	1.45	0.05	—	—	0.05	—	11.35	14.68		0.87	0.82	0.82	0.83	2,329	40
12-31-09	7.88	0.07		2.21	2.28	0.14	0.07	—	0.21	—	9.95	29.26		0.87	0.82	0.82	0.80	2,142	36
ING Solution 2050 Portfolio
Class ADV
12-31-13	12.44	0.06		2.70	2.76	0.19	0.88	—	1.07	0.03	14.16	23.18	(d)	84.37	0.64	0.64	0.48	4	65
12-31-12	11.23	0.07		1.59	1.66	0.09	0.36	—	0.45	—	12.44	14.78		41.76	0.62	0.62	0.56	4	59
10-03-11(5)–12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30		0.62	0.62	0.62	2.22	3	12
Class I
12-31-13	12.51	0.13		2.73	2.86	0.26	0.88	—	1.14	0.03	14.26	23.84	(d)	84.87	0.14	0.14	0.98	4	65
12-31-12	11.24	0.13		1.60	1.73	0.10	0.36	—	0.46	—	12.51	15.42		41.26	0.12	0.12	1.09	4	59
10-03-11(5)–12-31-11	10.00	0.07		1.17	1.24	—	—	—	—	—	11.24	12.40		0.12	0.12	0.12	2.73	3	12
Class S
12-31-13	12.46	0.09		2.71	2.80	0.16	0.88	—	1.04	0.03	14.25	23.37	(d)	84.12	0.39	0.39	0.66	4	65
12-31-12	11.23	0.10		1.59	1.69	0.10	0.36	—	0.46	—	12.46	15.01		41.51	0.37	0.37	0.84	4	59
10-03-11(5)–12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30		0.37	0.37	0.37	2.32	3	12
Class S2
12-31-13	12.45	0.08		2.68	2.76	0.21	0.88	—	1.09	0.03	14.15	23.09	(d)	84.37	0.54	0.54	0.58	4	65
12-31-12	11.23	0.08		1.59	1.67	0.09	0.36	—	0.45	—	12.45	14.90		41.76	0.52	0.52	0.66	4	59
10-03-11(5)–12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30		0.62	0.52	0.52	2.34	3	12
Class T
12-31-13	12.42	0.04		2.73	2.77	0.17	0.88	—	1.05	0.03	14.17	23.28	(d)	84.62	0.84	0.84	0.26	4	65
12-31-12	11.22	0.04		1.60	1.64	0.08	0.36	—	0.44	—	12.42	14.65		42.01	0.82	0.82	0.36	4	59
10-03-11(5)–12-31-11	10.00	0.05		1.17	1.22	—	—	—	—	—	11.22	12.20		0.87	0.82	0.82	2.03	3	12

See Accompanying Notes to Financial Statements

53

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2055 Portfolio
Class ADV
12-31-13	12.05	0.08	•	2.69	2.77	0.14	0.22	—	0.36	—	14.46	23.19	0.76	0.63	0.63	0.61	34,195	73
12-31-12	10.66	0.09	•	1.52	1.61	0.10	0.12	—	0.22	—	12.05	15.27	0.72	0.62	0.62	0.78	19,927	55
12-31-11	11.34	0.17	•	(0.79)	(0.62)	0.03	0.03	—	0.06	—	10.66	(5.45)	0.62	0.62	0.62	1.58	11,461	81
03-08-10(5)–12-31-10	10.02	0.15	•	1.17	1.32	—	—	—	—	—	11.34	13.17	0.62	0.62	0.62	1.72	3,923	33
Class I
12-31-13	12.17	0.17	•	2.71	2.88	0.18	0.22	—	0.40	—	14.65	23.89	0.26	0.13	0.13	1.24	16,948	73
12-31-12	10.74	0.14	•	1.54	1.68	0.13	0.12	—	0.25	—	12.17	15.80	0.22	0.12	0.12	1.21	8,034	55
12-31-11	11.37	0.24	•	(0.80)	(0.56)	0.04	0.03	—	0.07	—	10.74	(4.91)	0.12	0.12	0.12	2.16	4,746	81
03-08-10(5)–12-31-10	10.02	0.18	•	1.17	1.35	—	—	—	—	—	11.37	13.47	0.12	0.12	0.12	2.11	1,648	33
Class S
12-31-13	12.11	0.12	•	2.70	2.82	0.16	0.22	—	0.38	—	14.55	23.52	0.51	0.38	0.38	0.90	37,658	73
12-31-12	10.70	0.13	•	1.52	1.65	0.12	0.12	—	0.24	—	12.11	15.53	0.47	0.37	0.37	1.14	22,055	55
12-31-11	11.35	0.20	•	(0.78)	(0.58)	0.04	0.03	—	0.07	—	10.70	(5.13)	0.37	0.37	0.37	1.77	10,061	81
03-08-10(5)–12-31-10	10.02	0.15	•	1.18	1.33	—	—	—	—	—	11.35	13.27	0.37	0.37	0.37	1.80	4,717	33
Class S2
12-31-13	12.07	0.10	•	2.69	2.79	0.14	0.22	—	0.36	—	14.50	23.36	0.76	0.53	0.53	0.72	2,250	73
12-31-12	10.68	0.10	•	1.52	1.62	0.11	0.12	—	0.23	—	12.07	15.30	0.72	0.52	0.52	0.90	1,294	55
12-31-11	11.34	0.19	•	(0.79)	(0.60)	0.03	0.03	—	0.06	—	10.68	(5.26)	0.62	0.52	0.52	1.73	745	81
03-08-10(5)–12-31-10	10.02	0.15	•	1.17	1.32	—	—	—	—	—	11.34	13.17	0.62	0.52	0.52	1.73	275	33
Class T
12-31-13	12.06	0.14	•	2.61	2.75	0.15	0.22	—	0.37	—	14.44	23.00	1.01	0.83	0.83	1.02	68	73
12-31-12	10.65	0.06	•	1.52	1.58	0.05	0.12	—	0.17	—	12.06	14.95	0.97	0.82	0.82	0.54	12	55
12-31-11	11.31	0.11		(0.74)	(0.63)	0.00 *	0.03	—	0.03	—	10.65	(5.56)	0.87	0.82	0.82	0.94	7	81
03-08-10(5)–12-31-10	10.02	0.09		1.20	1.29	—	—	—	—	—	11.31	12.87	0.87	0.82	0.82	1.08	6	33

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
(a)	Excluding a payment by affiliate in the year ended December 31, 2013, ING Solution 2020 Portfolio total return would have been 12.88%, 13.71%, 13.33%, 13.25% and 13.15% on Classes ADV, I, S, S2 and T, respectively.
(b)	Excluding a payment by affiliate in the year ended December 31, 2013, ING Solution 2030 Portfolio total return would have been 18.46%, 19,19%, 18.72%, 18.37% and 18.69% on Classes ADV, I, S, S2 and T, respectively.
(c)	Excluding a payment by affiliate in the year ended December 31, 2013, ING Solution 2040 Portfolio total return would have been 22.09%, 22.76%, 22.35%, 22.07% and 21.84% on Classes ADV, I, S, S2 and T, respectively.
(d)	Excluding a payment by affiliate in the year ended December 31, 2013, ING Solution 2050 Portfolio total return would have been 22.95%, 23.61%, 23.14%, 22.86% and 23.05% on Classes ADV, I, S, S2 and T, respectively.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

54

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company serve as investment options in underlying variable insurance products offered by Directed Services LLC. The Company currently consists of forty-two active separate investment series. The fifteen series included in this report are: ING Solution Aggressive Portfolio (“Solution Aggressive”), ING Solution Balanced Portfolio (“Solution Balanced”) formerly, ING Solution Growth Portfolio, ING Solution Conservative Portfolio (“Solution Conservative”), ING Solution Income Portfolio (“Solution Income”), ING Solution Moderately Aggressive Portfolio (“Solution Moderately Aggressive”) formerly, ING Solution Aggressive Growth Portfolio, ING Solution Moderately Conservative Portfolio (“Solution Moderately Conservative”) formerly, ING Solution Moderate Portfolio, ING Solution 2015 Portfolio (“Solution 2015”), ING Solution 2020 Portfolio (“Solution 2020”), ING Solution 2025 Portfolio (“Solution 2025”), ING Solution 2030 Portfolio (“Solution 2030”), ING Solution 2035 Portfolio (“Solution 2035”), ING Solution 2040 Portfolio (“Solution 2040”), ING Solution 2045 Portfolio (“Solution 2045”), ING Solution 2050 Portfolio (“Solution 2050”) and ING Solution 2055 Portfolio (“Solution 2055”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Company. With the exception of Solution Aggressive, Solution Balanced, Solution Conservative, Solution Income, Solution Moderately Aggressive, and Solution Moderately Conservative, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). When Solution 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).

The Portfolios offer at least four of the following five classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser (“IIM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in Underlying Funds are recorded at their estimated fair value, as described below. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuations of the Portfolios’ investments in its Underlying Funds are based on the net asset value (“NAV”) of the Underlying Funds each business day.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

55

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio had a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the affiliated funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain

56

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized on a twelve month period on a straight-line basis starting at the commencement of operations.

G.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2013, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Solution Aggressive	$1,221,633	$140,263
Solution Balanced	38,695,211	37,139,387
Solution Conservative	13,709,200	12,036,985
Solution Income	139,951,579	175,413,837
Solution Moderately Aggressive	22,438,681	21,015,991
Solution Moderately Conservative	39,094,902	41,731,655
Solution 2015	489,123,981	610,298,252
Solution 2020	12,263	13,997
Solution 2025	923,245,474	1,043,724,208
Solution 2030	13,883	15,488
Solution 2035	829,206,357	945,308,800
Solution 2040	13,350	15,025
Solution 2045	537,858,313	595,699,344
Solution 2050	13,048	14,727
Solution 2055	76,954,571	51,525,646

NOTE 4 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios entered into an investment management agreement with the Investment Adviser. The Investment Adviser receives an annual fee for its services provided to each Portfolio based on: 0.10% of average daily nets assets invested in affiliated Underlying Funds and 0.30% of average daily net assets invested in unaffiliated Underlying Funds and/or other investments. Prior to April 30, 2013, Solution 2020, Solution 2030, Solution 2040, and Solution 2050 paid the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets. Prior to May 13, 2013, Solution Balanced paid the Investment Adviser a monthly fee in arrears equal to 0.10% of the Portfolio’s average daily net assets. Prior to May 31, 2013, Solution Conservative, Solution Income, Solution Moderately Aggressive, Solution Moderately Conservative, Solution 2015, Solution 2025, Solution 2035, Solution 2045, and Solution 2055 paid the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets.

Effective April 30, 2013, the Investment Adviser entered into a sub-advisory agreement with IIM with respect to Solution Aggressive, Solution 2020, Solution 2030, Solution 2040, and Solution 2050. Effective May 13, 2013, the Investment Adviser entered into a sub-advisory agreement with IIM with respect to Solution Balanced. Effective May 31, 2013, the Investment Adviser entered into a sub-advisory agreement with IIM with respect to Solution Conservative, Solution Income, Solution Moderately Aggressive, Solution Moderately Conservative, Solution 2015, Solution 2025, Solution 2035, Solution 2045, and Solution 2055. Subject to such policies as the Board or the Investment Adviser may determine, IIM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations. Prior to April 30, 2013, May 13, 2013, and May 31, 2013, respectively, the Investment Adviser paid IIM a consulting fee of 0.030% of the first $500 million, 0.025% of the next $500 million, 0.020% of the next $1 billion and 0.010% of amounts over $2 billion based on each Portfolio’s average daily net assets (excluding Solution Aggressive).

Pursuant to the Administrative Services Agreement, IFS acts as an administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each of the Portfolios a fee at an annual rate of 0.10% based on the average daily net assets of each Portfolio.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV, Class S2 and Class T of the respective Portfolios have a plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”),

57

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Rule 12b-1 Plans, each Portfolio makes payments to the Distributor at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. Termination or modification of this contractual waiver requires approval by the Board. The Distributor has contractually agreed to waive a portion of this fee equal to 0.05% of each applicable Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. Termination or modification of this contractual waiver requires approval by the Board.

The Company has a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each applicable Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2013, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Solution Aggressive	93.44%
	Solution Balanced	97.23
	Solution Conservative	94.78
	Solution Income	62.32
	Solution Moderately Aggressive	96.11
ING Life Insurance and Annuity Company (continued)	Solution Moderately Conservative	96.71%
	Solution 2015	72.98
	Solution 2025	74.44
	Solution 2035	76.40
	Solution 2045	79.26
	Solution 2055	84.67
ING National Trust	Solution Aggressive	5.32
	Solution Conservative	5.20
	Solution Income	32.87
	Solution 2015	23.87
	Solution 2025	23.51
	Solution 2035	22.35
	Solution 2045	19.97
	Solution 2055	15.32
ReliaStar Life Insurance Company	Solution 2020	99.63
	Solution 2030	99.63
	Solution 2040	99.63
	Solution 2050	99.63

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

During the year ended December 31, 2013, ING Investments LLC voluntarily reimbursed Solution 2020, Solution 2030, Solution 2040, and Solution 2050 $22, $33, $39, and $40, respectively for the foregone investment opportunities attributable to uninvested cash.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2013, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expense	Amount
Solution Aggressive	Offering Fee	$16,500
Solution Conservative	Audit	1,879
Solution Moderately Conservative	Custody	4,321

58

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES (continued)

Portfolio	Accrued Expense	Amount
Solution 2020	Audit	$12
	Custody	50
	Miscellaneous	5
Solution 2030	Audit	12
	Custody	92
Solution 2040	Custody	147
	Postage	217
	Miscellaneous	368
Solution 2050	Custody	139
	Postage	157
	Miscellaneous	345

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Solution Aggressive	1.39%	0.89%	1.14%	1.29%	N/A
Solution Balanced(2)	1.30%	0.80%	1.05%	1.20%	N/A
Solution Conservative(3)	1.16%	0.66%	0.91%	1.06%	N/A
Solution Income(3)	1.18%	0.68%	0.93%	1.08%	1.38%
Solution Moderately Aggressive(3)	1.38%	0.88%	1.13%	1.28%	N/A
Solution Moderately Conservative(3)	1.24%	0.74%	0.99%	1.14%	N/A
Solution 2015(3)	1.23%	0.73%	0.98%	1.13%	1.43%
Solution 2020(4)	1.26%	0.76%	1.01%	1.16%	1.46%
Solution 2025(3)	1.30%	0.80%	1.05%	1.20%	1.50%
Solution 2030(4)	1.33%	0.83%	1.08%	1.23%	1.53%
Solution 2035(3)	1.37%	0.87%	1.12%	1.27%	1.57%
Solution 2040(4)	1.38%	0.88%	1.13%	1.28%	1.58%
Solution 2045(3)	1.39%	0.89%	1.14%	1.29%	1.59%
Solution 2050(4)	1.39%	0.89%	1.14%	1.29%	1.59%
Solution 2055(3)	1.39%	0.89%	1.14%	1.29%	1.59%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	Prior to May 13, 2013, the operating expense limits were 0.62%, 0.12%, 0.37%, and 0.52% for Class ADV, Class I, Class S, and Class S2, respectively. These operating expense limits applied only at the Portfolio level and did not limit the fees payable by the Underlying Funds in which the Portfolios invest.

(3)	Prior to May 31, 2013, the operating expense limits were 0.62%, 0.12%, 0.37%, 0.52%, and 0.82% for Class ADV, Class I, Class S, Class S2, and Class T, respectively. These operating expense limits applied only at the Portfolio level and did not limit the fees payable by the Underlying Funds in which the Portfolios invest.

(4)	Prior to April 30, 2013, the operating expense limits were 0.62%, 0.12%, 0.37%, 0.52%, and 0.82% for Class ADV, Class I, Class S, Class S2, and Class T, respectively. These operating expense limits applied only at the Portfolio level and did not limit the fees payable by the Underlying Funds in which the Portfolios invest.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement due from manager on the accompanying Statements of Assets and Liabilities.

As of December 31, 2013, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2014	2015	2016	Total
Solution Aggressive	$—	$—	$24,058	$24,058
Solution Balanced	—	32,654	73,602	106,256
Solution Conservative	—	16,157	40,923	57,080
Solution Income	—	168,890	235,643	404,533
Solution Moderately Aggressive	—	22,326	46,092	68,418
Solution Moderately Conservative	—	33,212	76,331	109,543
Solution 2015	—	585,477	780,349	1,365,826
Solution 2020	—	7,886	16,311	24,197
Solution 2025	—	949,131	1,470,250	2,419,381
Solution 2030	—	7,463	16,405	23,868
Solution 2035	—	821,484	1,223,115	2,044,599
Solution 2040	—	8,107	16,982	25,089
Solution 2045	—	538,375	823,846	1,362,221
Solution 2050	—	7,517	16,935	24,452
Solution 2055	—	38,939	91,227	130,166

The expense limitation agreements are contractual through May 1, 2018 for all Portfolios except Solution Aggressive which is through May 1, 2015 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the investment management agreement has been terminated.

59

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payments by affiliate	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive
Class ADV
5/1/2013(1)–12/31/2013	44,925	—	(2,030)	42,895	491,294	—	—	(21,791)	469,503
Class I
5/1/2013(1)–12/31/2013	301	—	—	301	3,008	—	—	—	3,008
Class S
5/1/2013(1)–12/31/2013	51,038	—	(195)	50,843	569,036	—	—	(2,144)	566,892
Class S2
5/1/2013(1)–12/31/2013	3,264	—	(4)	3,260	36,187	—	—	(44)	36,143
Solution Balanced
Class ADV
12/31/2013	352,259	111,292	(411,704)	51,847	3,652,403	—	1,140,747	(4,306,587)	486,563
12/31/2012	966,362	43,132	(361,668)	647,826	9,168,017	—	409,320	(3,440,079)	6,137,258
Class I
12/31/2013	—	—	—	—	—	—	—	—	—
12/31/2012	—	—	—	—	—	—	—	—	—
Class S
12/31/2013	336,287	87,810	(178,180)	245,917	3,545,077	—	909,708	(1,863,817)	2,590,968
12/31/2012	702,291	33,092	(240,515)	494,868	6,810,808	—	317,023	(2,294,910)	4,832,921
Class S2
12/31/2013	13,687	4,089	(20,322)	(2,546)	142,375	—	42,197	(213,115)	(28,543)
12/31/2012	62,914	1,536	(7,871)	56,579	589,969	—	14,654	(76,136)	528,487
Solution Conservative
Class ADV
12/31/2013	212,483	33,349	(144,810)	101,022	2,421,270	—	370,166	(1,632,811)	1,158,625
12/31/2012	330,245	19,164	(112,598)	236,811	3,626,917	—	209,460	(1,236,024)	2,600,353
Class I
12/31/2013	—	—*	—	—*	—	—	1	—	1
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class S
12/31/2013	131,519	19,370	(82,815)	68,074	1,503,773	—	216,169	(942,369)	777,573
12/31/2012	232,083	11,529	(55,176)	188,436	2,570,705	—	126,586	(610,322)	2,086,969
Class S2
12/31/2013	5,491	940	(6,966)	(535)	62,446	—	10,450	(79,095)	(6,199)
12/31/2012	26,583	709	(12,374)	14,918	292,821	—	7,766	(136,464)	164,123
Solution Income
Class ADV
12/31/2013	927,717	286,685	(3,130,484)	(1,916,082)	10,300,964	—	3,127,735	(34,812,141)	(21,383,442)
12/31/2012	1,670,433	465,735	(2,365,076)	(228,908)	18,112,555	—	4,960,074	(25,694,129)	(2,621,500)
Class I
12/31/2013	728,298	71,552	(916,798)	(116,948)	8,219,647	—	796,375	(10,420,815)	(1,404,793)
12/31/2012	1,110,318	113,124	(1,090,875)	132,567	12,282,871	—	1,228,527	(12,003,042)	1,508,356
Class S
12/31/2013	595,577	205,291	(1,559,002)	(758,134)	6,719,979	—	2,268,465	(17,474,328)	(8,485,884)
12/31/2012	596,573	316,260	(2,351,529)	(1,438,696)	6,537,486	—	3,409,285	(25,901,786)	(15,955,015)
Class S2
12/31/2013	158,903	16,939	(248,605)	(72,763)	1,732,865	—	182,935	(2,730,082)	(814,282)
12/31/2012	219,165	23,449	(152,001)	90,613	2,354,786	—	247,385	(1,635,698)	966,473
Class T
12/31/2013	7,297	713	(14,362)	(6,352)	83,601	—	8,056	(162,973)	(71,316)
12/31/2012	8,169	557	(5,472)	3,254	90,514	—	6,157	(61,266)	35,405
Solution Moderately Aggressive
Class ADV
12/31/2013	252,632	57,128	(215,815)	93,945	3,122,569	—	709,523	(2,740,881)	1,091,211
12/31/2012	425,057	19,427	(201,719)	242,765	4,731,420	—	215,644	(2,290,387)	2,656,677

*	Amount is less than 0.500 share or $0.50.
(1)	Commencement of operations.

60

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payments by affiliate	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Solution Moderately Aggressive (continued)
Class I
12/31/2013	—	—*	—	—*	—	—	1	—	1
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class S
12/31/2013	204,238	38,023	(153,962)	88,299	2,550,378	—	474,532	(1,925,635)	1,099,275
12/31/2012	376,802	12,368	(118,437)	270,733	4,262,238	—	137,910	(1,326,991)	3,073,157
Class S2
12/31/2013	13,500	425	(104)	13,821	175,608	—	5,318	(1,333)	179,593
12/31/2012	6,199	72	(2,640)	3,631	69,514	—	806	(29,225)	41,095
Solution Moderately Conservative
Class ADV
12/31/2013	425,960	111,969	(660,375)	(122,446)	4,517,278	—	1,159,996	(7,018,049)	(1,340,775)
12/31/2012	1,045,062	49,323	(384,222)	710,163	10,459,780	—	498,655	(3,848,581)	7,109,854
Class I
12/31/2013	—	—	—	—	—	—	—	—	—
12/31/2012	—	—	—	—	—	—	—	—	—
Class S
12/31/2013	323,583	112,697	(389,561)	46,719	3,514,968	—	1,187,823	(4,240,036)	462,755
12/31/2012	830,920	48,014	(311,927)	567,007	8,621,260	—	493,584	(3,247,042)	5,867,802
Class S2
12/31/2013	11,953	3,215	(21,455)	(6,287)	128,663	—	33,690	(232,555)	(70,202)
12/31/2012	49,743	1,192	(1,815)	49,120	509,688	—	12,194	(18,502)	503,380
Solution 2015
Class ADV
12/31/2013	2,171,667	752,423	(6,131,935)	(3,207,845)	25,137,826	—	8,577,618	(70,791,647)	(37,076,203)
12/31/2012	2,464,342	1,105,305	(6,860,389)	(3,290,742)	27,286,263	—	12,047,820	(75,713,861)	(36,379,778)
Class I
12/31/2013	2,037,713	275,184	(3,620,000)	(1,307,103)	23,912,360	—	3,194,885	(42,815,574)	(15,708,329)
12/31/2012	4,355,419	398,438	(3,228,863)	1,524,994	49,258,744	—	4,418,680	(36,334,682)	17,342,742
Class S
12/31/2013	1,606,865	815,620	(6,795,393)	(4,372,908)	18,816,939	—	9,404,098	(79,360,617)	(51,139,580)
12/31/2012	1,981,282	1,195,075	(6,569,414)	(3,393,057)	22,133,385	—	13,169,730	(73,575,310)	(38,272,195)
Class S2
12/31/2013	340,610	62,749	(803,221)	(399,862)	3,865,295	—	706,549	(9,167,886)	(4,596,042)
12/31/2012	955,762	88,831	(834,527)	210,066	10,475,749	—	955,820	(9,112,794)	2,318,775
Class T
12/31/2013	18,066	5,021	(82,119)	(59,032)	212,556	—	58,040	(959,370)	(688,774)
12/31/2012	29,052	6,963	(35,319)	696	325,520	—	76,874	(395,003)	7,391
Solution 2020
Class ADV
12/31/2013	—	—*	—	—*	—	4	1	—	5
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class I
12/31/2013	—	—*	—	—*	—	4	2	—	6
12/31/2012	—	—*	—	—*	—	—	1	—	1
Class S
12/31/2013	—	—*	—	—*	—	5	1	—	6
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class S2
12/31/2013	—	—*	—	—*	—	4	1	—	5
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class T
12/31/2013	—	—*	—	—*	—	5	1	—	6
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Solution 2025
Class ADV
12/31/2013	3,232,021	807,229	(8,816,697)	(4,777,447)	39,595,318	—	9,920,848	(108,594,567)	(59,078,401)
12/31/2012	4,157,387	1,121,581	(9,748,030)	(4,469,062)	46,353,226	—	12,404,684	(108,715,233)	(49,957,323)

*	Amount is less than 0.500 share or $0.50.

61

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payments by affiliate	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Solution 2025 (continued)
Class I
12/31/2013	4,358,700	384,819	(4,136,505)	607,014	54,751,536	—	4,821,781	(51,891,349)	7,681,968
12/31/2012	6,997,097	503,989	(5,541,984)	1,959,102	80,010,343	—	5,679,952	(62,884,740)	22,805,555
Class S
12/31/2013	3,227,161	952,920	(8,165,989)	(3,985,908)	40,157,784	—	11,844,793	(101,767,397)	(49,764,820)
12/31/2012	3,845,464	1,213,077	(8,828,376)	(3,769,835)	43,269,204	—	13,562,201	(99,849,737)	(43,018,332)
Class S2
12/31/2013	527,019	70,011	(1,198,054)	(601,024)	6,339,632	—	852,034	(14,447,278)	(7,255,612)
12/31/2012	1,811,007	91,163	(1,217,387)	684,783	20,090,234	—	998,233	(13,249,813)	7,838,654
Class T
12/31/2013	42,486	3,955	(55,638)	(9,197)	529,763	—	49,517	(691,880)	(112,600)
12/31/2012	34,059	3,390	(113,592)	(76,143)	385,859	—	38,170	(1,260,594)	(836,565)
Solution 2030
Class ADV
12/31/2013	—	—*	—	—*	—	6	1	—	7
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class I
12/31/2013	—	—*	—	—*	—	6	2	—	8
12/31/2012	—	—*	—	—*	—	—	1	—	1
Class S
12/31/2013	—	—*	—	—*	—	7	1	—	8
12/31/2012	—	—*	—	—*	—	—	1	—	1
Class S2
12/31/2013	—	—*	—	—*	—	7	1	—	8
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class T
12/31/2013	—	—*	—	—*	—	7	1	—	8
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Solution 2035
Class ADV
12/31/2013	2,004,753	513,614	(6,904,983)	(4,386,616)	25,600,087	—	6,666,711	(89,299,773)	(57,032,975)
12/31/2012	3,334,285	696,913	(9,139,858)	(5,108,660)	37,930,244	—	7,882,082	(104,004,385)	(58,192,059)
Class I
12/31/2013	3,938,288	283,826	(3,521,070)	701,044	51,807,591	—	3,752,173	(45,909,900)	9,649,864
12/31/2012	6,189,202	358,042	(5,742,703)	804,541	72,242,527	—	4,121,061	(66,391,679)	9,971,909
Class S
12/31/2013	2,935,185	686,212	(7,463,505)	(3,842,108)	38,341,213	—	9,003,102	(98,167,363)	(50,823,048)
12/31/2012	4,316,317	804,114	(6,192,267)	(1,071,836)	49,674,627	—	9,199,067	(71,543,326)	(12,669,632)
Class S2
12/31/2013	408,437	44,382	(1,099,623)	(646,804)	5,137,234	—	568,093	(13,846,738)	(8,141,411)
12/31/2012	1,364,124	62,011	(837,829)	588,306	15,307,861	—	692,046	(9,219,539)	6,780,368
Class T
12/31/2013	29,097	2,541	(111,159)	(79,521)	379,575	—	33,612	(1,488,549)	(1,075,362)
12/31/2012	31,292	2,935	(96,533)	(62,306)	361,159	—	33,809	(1,095,031)	(700,063)
Solution 2040
Class ADV
12/31/2013	—	—*	—	—*	—	7	1	—	8
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class I
12/31/2013	—	—*	—	—*	—	8	2	—	10
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class S
12/31/2013	—	—*	—	—*	—	8	1	—	9
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class S2
12/31/2013	—	—*	—	—*	—	8	1	—	9
12/31/2012	—	—*	—	—*	—	—	1	—	1

*	Amount is less than 0.500 share or $0.50.

62

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payments by affiliate	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Solution 2040 (continued)
Class T
12/31/2013	—	—*	—	—*	—	8	1	—	9
12/31/2012	—	—*	—	—*	—	—	1	—	1
Solution 2045
Class ADV
12/31/2013	1,702,360	255,220	(3,675,388)	(1,717,808)	22,306,689	—	3,425,051	(48,938,366)	(23,206,626)
12/31/2012	2,386,050	343,666	(5,817,276)	(3,087,560)	27,412,823	—	3,931,540	(67,020,993)	(35,676,630)
Class I
12/31/2013	3,213,384	171,937	(2,905,251)	480,070	43,509,848	—	2,348,659	(38,262,384)	7,596,123
12/31/2012	5,134,844	242,000	(5,368,740)	8,104	60,469,049	—	2,816,877	(62,758,564)	527,362
Class S
12/31/2013	2,586,637	415,872	(5,075,113)	(2,072,604)	34,565,178	—	5,630,912	(69,154,065)	(28,957,975)
12/31/2012	4,081,251	461,577	(4,674,476)	(131,648)	47,456,346	—	5,326,597	(54,513,855)	(1,730,912)
Class S2
12/31/2013	271,223	20,698	(798,953)	(507,032)	3,527,530	—	275,701	(10,398,224)	(6,594,993)
12/31/2012	715,952	30,769	(698,522)	48,199	8,150,869	—	349,229	(7,690,051)	810,047
Class T
12/31/2013	18,614	828	(24,290)	(4,848)	246,076	—	11,246	(329,676)	(72,354)
12/31/2012	19,644	1,226	(72,015)	(51,145)	227,076	—	14,182	(838,978)	(597,720)
Solution 2050
Class ADV
12/31/2013	—	—*	—	—*	—	8	1	—	9
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class I
12/31/2013	—	—*	—	—*	—	8	1	—	9
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class S
12/31/2013	—	—*	—	—*	—	8	1	—	9
12/31/2012	—	—*	—	—*	—	—	—*	—	—*
Class S2
12/31/2013	—	—*	—	—*	—	8	1	—	9
12/31/2012	—	—*	—	—*	—	—	1	—	1
Class T
12/31/2013	—	—*	—	—*	—	8	1	—	9
12/31/2012	—	—*	—	—*	—	—	1	—	1
Solution 2055
Class ADV
12/31/2013	1,002,890	56,694	(349,329)	710,255	13,166,347	—	755,734	(4,663,446)	9,258,635
12/31/2012	913,499	31,012	(365,458)	579,053	10,605,444	—	356,943	(4,260,645)	6,701,742
Class I
12/31/2013	751,645	25,099	(279,687)	497,057	10,096,057	—	338,083	(3,696,402)	6,737,738
12/31/2012	718,288	14,603	(514,788)	218,103	8,460,850	—	169,394	(5,978,626)	2,651,618
Class S
12/31/2013	1,198,793	64,398	(496,546)	766,645	16,025,088	—	862,941	(6,682,103)	10,205,926
12/31/2012	1,079,888	29,451	(227,931)	881,408	12,590,200	—	340,162	(2,655,313)	10,275,049
Class S2
12/31/2013	116,400	3,223	(71,632)	47,991	1,532,819	—	43,055	(944,461)	631,413
12/31/2012	80,121	1,923	(44,634)	37,410	924,025	—	22,155	(518,154)	428,026
Class T
12/31/2013	4,505	52	(815)	3,742	60,947	—	701	(11,011)	50,637
12/31/2012	986	7	(680)	313	11,570	—	83	(7,872)	3,781

*	Amount is less than 0.500 share or $0.50.
(1)	Commencement of operations.

63

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2013.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Solution Aggressive	$(209)	$7,051	$(6,842)
Solution Balanced	—	431,310	(431,310)
Solution Conservative	—	142,312	(142,312)
Solution Income	—	1,594,783	(1,594,783)
Solution Moderately Aggressive	—	264,215	(264,215)
Solution Moderately Conservative	—	369,767	(369,767)
Solution 2015	—	5,882,720	(5,882,720)
Solution 2020	—	185	(185)
Solution 2025	—	9,845,052	(9,845,052)
Solution 2030	—	166	(166)
Solution 2035	—	9,630,504	(9,630,504)
Solution 2040	—	188	(188)
Solution 2045	—	7,093,525	(7,093,525)
Solution 2050	—	189	(189)
Solution 2055	—	726,582	(726,582)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Balanced	$1,424,298	$668,403	$ 609,549	$131,467
Solution Conservative	507,457	89,460	343,905	—
Solution Income	6,383,566	—	9,851,429	—
Solution Moderately Aggressive	699,936	489,621	299,865	54,556
Solution Moderately Conservative	1,901,652	479,918	803,979	200,481
Solution 2015	21,941,190	—	30,668,924	—
Solution 2020	1,518	124	284	210
Solution 2025	27,488,973	—	32,683,240	—
Solution 2030	1,447	172	443	208

64

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution 2035	$20,023,691	$—	$21,928,065	$ —
Solution 2040	1,444	214	446	205
Solution 2045	11,691,569	—	12,438,425	—
Solution 2050	1,403	217	475	205
Solution 2055	1,183,850	816,773	636,313	252,475

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Solution Aggressive	$17,843	$10,816	$23,983	$—	—
Solution Balanced	1,834,042	2,510,501	3,627,610	—	—
Solution Conservative	650,635	467,744	(101,950)	—	—
Solution Income	4,336,748	—	1,463,579	(1,879,483)	2017
Solution Moderately Aggressive	981,259	1,694,854	2,941,294	—	—
Solution Moderately Conservative	1,916,815	1,718,324	1,280,210	—	—
Solution 2015	14,913,566	3,783,460	16,861,116	—	—
Solution 2020	597	1,446	1,332	—	—
Solution 2025	23,452,509	58,794,179	114,067,386	—	—
Solution 2030	717	1,705	2,480	—	—
Solution 2035	23,443,849	87,556,039	131,343,772	—	—
Solution 2040	696	2,078	3,339	—	—
Solution 2045	17,512,584	70,418,744	112,241,946	—	—
Solution 2050	657	2,186	3,451	—	—
Solution 2055	2,586,925	4,511,460	9,511,112	—	—

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or Sub-Adviser. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government

65

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISK (continued)

exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

66

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

67

ING SOLUTION AGGRESSIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.8%
513	iShares MSCI EMU Index Fund	$21,228	1.9
182	Vanguard FTSE Europe ETF	10,702	0.9

	Total Exchange-Traded Funds (Cost $30,191)	31,930	2.8

MUTUAL FUNDS: 97.1%
	Affiliated Investment Companies: 97.1%
803	ING Clarion Real Estate Portfolio — Class I	22,031	2.0
5,763	ING Emerging Markets Equity Fund — Class I	66,271	5.9
5,461	ING International Core Fund — Class I	61,541	5.5
4,196	ING International Index Portfolio — Class I	42,128	3.7
1,145	ING JPMorgan Emerging Markets Equity Portfolio — Class I	21,878	1.9
4,749	ING Large Cap Growth Portfolio — Class I	90,697	8.0
5,113	ING Large Cap Value Fund — Class R6	67,179	6.0
7,502	ING Mid Cap Value Fund — Class I	102,773	9.1
6,129	ING MidCap Opportunities Portfolio — Class I	101,625	9.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
9,363	ING Multi-Manager International Equity Fund — Class I	$112,636	10.0
9,883	ING Multi-Manager Large Cap Core Portfolio — Class I	146,171	13.0
1,839	ING Small Company Portfolio — Class I	45,290	4.0
6,015	ING T. Rowe Price Equity Income Portfolio — Class I	100,812	8.9
903	ING T. Rowe Price Growth Equity Portfolio — Class I	80,451	7.1
2,324	ING U.S. Stock Index Portfolio — Class I	33,858	3.0

	Total Mutual Funds (Cost $1,072,833)	1,095,341	97.1

	Total Investments in Securities (Cost $1,103,024)	$1,127,271	99.9
	Assets in Excess of Other Liabilities	707	0.1
	Net Assets	$1,127,978	100.0

Cost for federal income tax purposes is $1,103,288.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$34,723
Gross Unrealized Depreciation	(10,740)
Net Unrealized Appreciation	$23,983

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$31,930	$—	$—	$31,930
Mutual Funds	1,095,341	—	—	1,095,341
Total Investments, at fair value	$1,127,271	$—	$—	$1,127,271

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

68

ING SOLUTION AGGRESSIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Real Estate Portfolio — Class I	$—	$22,806	$(449)	$(326)	$22,031	$16	$(8)	$—
ING Emerging Markets Equity Fund — Class I	—	67,726	(1,594)	139	66,271	724	64	—
ING Growth and Income Portfolio — Class I	—	13,177	(13,177)	—	—	3	447	—
ING International Core Fund — Class I	—	103,979	(43,128)	690	61,541	1,309	947	142
ING International Index Portfolio — Class I	—	41,009	(220)	1,339	42,128	—	16	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	—	33,348	(11,097)	(373)	21,878	13	(18)	24
ING Large Cap Growth Portfolio — Class I	—	90,910	(5,330)	5,117	90,697	23	394	40
ING Large Cap Value Fund — Class I	—	720	(720)	—	—	—	—	—
ING Large Cap Value Fund — Class R6	—	69,681	(3,491)	989	67,179	381	56	1,602
ING Mid Cap Value Fund — Class I	—	114,967	(2,417)	(9,777)	102,773	504	296	15,570
ING MidCap Opportunities Portfolio — Class I	—	99,114	(1,934)	4,445	101,625	30	154	96
ING Multi-Manager International Equity Fund — Class I	—	113,819	(4,072)	2,889	112,636	1,128	436	104
ING Multi-Manager Large Cap Core Portfolio — Class I	—	143,865	(2,954)	5,260	146,171	1,222	304	—
ING Small Company Portfolio — Class I	—	43,853	(1,110)	2,547	45,290	—	159	—
ING T. Rowe Price Equity Income Portfolio — Class I	—	102,046	(3,964)	2,730	100,812	1,469	333	4
ING T. Rowe Price Growth Equity Portfolio — Class I	—	76,743	(2,403)	6,111	80,451	1	358	—
ING Templeton Foreign Equity Portfolio — Class I	—	2,142	(2,142)	—	—	—	(7)	—
ING U.S. Bond Index Portfolio — Class I	—	5,342	(5,342)	—	—	15	28	—
ING U.S. Stock Index Portfolio — Class I	—	41,191	(8,061)	728	33,858	504	135	74
	$—	$1,186,438	$(113,605)	$22,508	$1,095,341	$7,342	$4,094	$17,656

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

69

ING SOLUTION BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.1%
25,693		iShares MSCI EMU Index Fund	$1,063,176	2.1
21,972		iShares iBoxx $ High Yield Corporate Bond Fund	2,040,760	4.0
9,074		Vanguard FTSE Europe ETF	533,551	1.0

		Total Exchange-Traded Funds (Cost $3,489,583)	3,637,487	7.1

MUTUAL FUNDS: 92.9%
		Affiliated Investment Companies: 92.9%
105,434	@	ING BlackRock Inflation Protected Bond Portfolio — Class I	993,188	1.9
36,982		ING Clarion Real Estate Portfolio — Class I	1,014,048	2.0
131,974		ING Emerging Markets Equity Fund — Class I	1,517,703	2.9
149,418		ING Floating Rate Fund — Class I	1,527,047	3.0
233,374	@	ING Global Bond Fund — Class R6	2,529,776	4.9
244,066		ING High Yield Bond Fund — Class I	2,035,511	4.0
168,234		ING Intermediate Bond Fund — Class R6	1,640,281	3.2
90,714		ING International Core Fund — Class I	1,022,346	2.0
103,033		ING International Index Portfolio — Class I	1,034,449	2.0
26,721		ING JPMorgan Emerging Markets Equity Portfolio — Class I	510,368	1.0
157,153		ING Large Cap Growth Portfolio — Class I	3,001,615	5.8
215,632		ING Large Cap Value Fund — Class R6	2,833,402	5.5
191,931		ING Mid Cap Value Fund — Class I	2,629,455	5.1
156,756		ING MidCap Opportunities Portfolio — Class I	2,599,020	5.1
172,343		ING Multi-Manager International Equity Fund — Class I	2,073,292	4.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
216,949		ING Multi-Manager Large Cap Core Portfolio — Class I	$3,208,683	6.2
48,164		ING PIMCO High Yield Portfolio — Class I	511,023	1.0
87,402		ING PIMCO Total Return Bond Portfolio — Class I	1,000,757	1.9
97,664		ING RussellTM Mid Cap Index Portfolio — Class I	1,563,597	3.0
101,199		ING Short Term Bond Fund — Class R6	1,013,000	2.0
42,326		ING Small Company Portfolio — Class I	1,042,478	2.0
145,304		ING T Rowe Price Capital Appreciation Portfolio — Class I	4,117,925	8.0
107,643		ING T. Rowe Price Equity Income Portfolio — Class I	1,804,098	3.5
25,257		ING T. Rowe Price Growth Equity Portfolio — Class I	2,250,683	4.4
270,827		ING U.S. Bond Index Portfolio — Class I	2,811,188	5.5
106,915		ING U.S. Stock Index Portfolio — Class I	1,557,749	3.0

		Total Mutual Funds (Cost $44,108,008)	47,842,682	92.9

		Total Investments in Securities (Cost $47,597,591)	$51,480,169	100.0
		Assets in Excess of Other Liabilities	5,414	—
		Net Assets	$51,485,583	100.0

@	Non-income producing security

Cost for federal income tax purposes is $47,852,559.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,267,623
Gross Unrealized Depreciation	(640,013)
Net Unrealized Appreciation	$3,627,610

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,637,487	$—	$—	$3,637,487
Mutual Funds	47,842,682	—	—	47,842,682
Total Investments, at fair value	$51,480,169	$—	$—	$51,480,169

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

70

ING SOLUTION BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING BlackRock Inflation Protected Bond Portfolio — Class I	$857,302	$385,587	$(117,056)	$(132,645)	$993,188	$—	$(11,159)	$60,252
ING Clarion Real Estate Portfolio — Class I	892,839	271,978	(128,859)	(21,910)	1,014,048	14,842	29,928	—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	767,033	114,695	(847,496)	(34,232)	—	—	121,610	—
ING Emerging Markets Equity Fund — Class I	1,367,631	432,302	(287,746)	5,516	1,517,703	16,776	16,627	—
ING Floating Rate Fund — Class I	1,303,580	414,117	(192,072)	1,422	1,527,047	68,788	635	—
ING Global Bond Fund — Class I	2,162,299	447,478	(2,648,195)	38,418	—	7,841	(746)	—
ING Global Bond Fund — Class R6	—	2,868,727	(241,511)	(97,440)	2,529,776	—	(11,219)	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	834,549	144,586	(1,018,250)	39,115	—	—	(104,923)	—
ING Growth and Income Portfolio — Class I	1,622,467	232,473	(1,776,036)	(78,904)	—	14	322,224	—
ING High Yield Bond Fund — Class I	—	2,345,286	(290,957)	(18,818)	2,035,511	71,619	(7,450)	—
ING Intermediate Bond Fund — Class I	1,191,459	274,264	(1,462,761)	(2,962)	—	13,894	2,812	—
ING Intermediate Bond Fund — Class R6	—	1,777,932	(98,186)	(39,465)	1,640,281	22,914	(2,912)	—
ING International Core Fund — Class I	1,773,687	417,840	(1,190,153)	20,972	1,022,346	22,087	212,325	2,403
ING International Index Portfolio — Class I	443,494	1,020,339	(483,621)	54,237	1,034,449	5	35,503	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	902,805	739,830	(1,095,079)	(37,188)	510,368	5,741	(17,270)	11,101
ING Large Cap Growth Portfolio — Class I	2,263,665	1,124,941	(839,364)	452,373	3,001,615	15,199	243,420	26,527
ING Large Cap Value Fund — Class I	1,737,198	98,042	(1,769,446)	(65,794)	—	4,705	122,278	—
ING Large Cap Value Fund — Class R6	—	3,138,312	(458,596)	153,686	2,833,402	29,360	76,016	215,777
ING Limited Maturity Bond Portfolio — Class I	534,942	1,213	(535,969)	(186)	—	—	187	—
ING MidCap Value Fund — Class I	2,659,077	739,550	(864,234)	95,062	2,629,455	13,062	233,526	403,623
ING MidCap Opportunities Portfolio — Class I	2,625,643	374,973	(885,036)	483,440	2,599,020	781	160,285	58,182
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	883,204	1,195,309	(261,115)	255,894	2,073,292	21,034	56,764	1,950
ING Multi-Manager Large Cap Core Portfolio — Class I	—	4,266,195	(1,349,412)	291,900	3,208,683	28,433	68,790	—
ING PIMCO High Yield Portfolio — Class I	2,189,850	359,770	(1,951,583)	(87,014)	511,023	71,648	122,433	—
ING PIMCO Total Return Bond Portfolio — Class I	2,684,812	391,016	(1,968,338)	(106,733)	1,000,757	35,704	48,925	10,138
ING RussellTM Mid Cap Index Portfolio — Class I	—	1,527,644	(156,159)	192,112	1,563,597	—	9,885	784
ING Short Term Bond Fund — Class I	324,403	709,636	(1,034,039)	—	—	6,218	(195)	—
ING Short Term Bond Fund — Class R6	—	1,064,880	(53,041)	1,161	1,013,000	6,637	(20)	—
ING Small Company Portfolio — Class I	887,482	200,512	(214,652)	169,136	1,042,478	4,920	58,677	76,576
ING T Rowe Price Capital Appreciation Portfolio — Class I	2,171,843	2,050,282	(400,600)	296,400	4,117,925	47,145	58,575	156,061
ING T. Rowe Price Equity Income Portfolio — Class I	2,187,723	508,038	(1,081,011)	189,348	1,804,098	31,309	263,946	1,255
ING T. Rowe Price Growth Equity Portfolio — Class I	1,183,902	917,676	(359,546)	508,651	2,250,683	415	147,279	—
ING Templeton Foreign Equity Portfolio — Class I	899,396	106,405	(901,171)	(104,630)	—	—	116,116	—
ING U.S. Bond Index Portfolio — Class I	2,994,434	5,199,194	(5,334,949)	(47,491)	2,811,188	82,862	(203,780)	59,532
ING U.S. Stock Index Portfolio — Class I	2,383,243	4,244,529	(5,061,471)	(8,552)	1,557,749	32,327	569,250	64,616
	$42,729,962	$40,105,551	$(37,357,710)	$2,364,879	$47,842,682	$676,280	$2,738,342	$1,148,777

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

71

ING SOLUTION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 6.0%
8,648		iShares MSCI EMU Index Fund	$357,855	2.1
7,398		iShares iBoxx $ High Yield Corporate Bond Fund	687,126	3.9

		Total Exchange-Traded Funds (Cost $1,004,921)	1,044,981	6.0

MUTUAL FUNDS: 94.0%
		Affiliated Investment Companies: 94.0%
162,729	@	ING BlackRock Inflation Protected Bond Portfolio — Class I	1,532,904	8.8
84,842		ING Floating Rate Fund — Class I	867,088	5.0
190,842	@	ING Global Bond Fund — Class R6	2,068,730	11.9
167,197		ING High Yield Bond Fund — Class I	1,394,425	8.1
141,094		ING Intermediate Bond Fund — Class R6	1,375,662	7.9
19,680		ING International Core Fund — Class I	221,793	1.3
13,155		ING International Index Portfolio — Class I	132,071	0.8
16,296		ING Large Cap Growth Portfolio — Class I	311,262	1.8
20,037		ING Large Cap Value Fund — Class R6	263,286	1.5
45,779		ING Mid Cap Value Fund — Class I	627,176	3.6
37,390		ING MidCap Opportunities Portfolio — Class I	619,932	3.6
30,999		ING Multi-Manager Large Cap Core Portfolio — Class I	458,476	2.7
16,458		ING PIMCO High Yield Portfolio — Class I	174,616	1.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
89,336		ING PIMCO Total Return Bond Portfolio — Class I	$1,022,902	5.9
11,092		ING RussellTM Mid Cap Index Portfolio — Class I	177,587	1.0
137,911		ING Short Term Bond Fund — Class R6	1,380,489	8.0
24,755		ING T Rowe Price Capital Appreciation Portfolio — Class I	701,543	4.1
15,718		ING T. Rowe Price Equity Income Portfolio — Class I	263,440	1.5
2,531		ING T. Rowe Price Growth Equity Portfolio — Class I	225,558	1.3
204,378		ING U.S. Bond Index Portfolio — Class I	2,121,446	12.2
24,298		ING U.S. Stock Index Portfolio — Class I	354,024	2.0

		Total Mutual Funds (Cost $16,313,408)	16,294,410	94.0

		Total Investments in Securities (Cost $17,318,329)	$17,339,391	100.0
		Assets in Excess of Other Liabilities	431	—
		Net Assets	$17,339,822	100.0

@	Non-income producing security

Cost for federal income tax purposes is $17,441,341.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$477,488
Gross Unrealized Depreciation	(579,438)
Net Unrealized Depreciation	$(101,950)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,044,981	$—	$—	$1,044,981
Mutual Funds	16,294,410	—	—	16,294,410
Total Investments, at fair value	$17,339,391	$—	$—	$17,339,391

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

72

ING SOLUTION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING BlackRock Inflation Protected Bond Portfolio — Class I	$1,347,365	$622,872	$(224,210)	$(213,123)	$1,532,904	$—	$(15,160)	$94,269
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	153,794	41,258	(189,769)	(5,283)	—	—	23,701	—
ING Floating Rate Fund — Class I	758,765	243,490	(137,006)	1,839	867,088	40,228	(774)	—
ING Global Bond Fund — Class I	1,812,666	410,262	(2,244,863)	21,935	—	6,573	(1,650)	—
ING Global Bond Fund — Class R6	—	2,421,293	(281,012)	(71,551)	2,068,730	—	(14,204)	—
ING Growth and Income Portfolio — Class I	303,423	70,216	(362,141)	(11,498)	—	3	57,595	—
ING High Yield Bond Fund — Class I	—	1,638,242	(230,128)	(13,689)	1,394,425	49,661	(7,427)	—
ING Intermediate Bond Fund — Class I	1,248,398	186,492	(1,429,347)	(5,543)	—	13,936	4,478	—
ING Intermediate Bond Fund — Class R6	—	1,533,089	(119,841)	(37,586)	1,375,662	21,948	(2,784)	—
ING International Core Fund — Class I	309,567	114,240	(212,527)	10,513	221,793	4,904	35,475	533
ING International Index Portfolio — Class I	158,019	144,084	(170,064)	32	132,071	—	11,723	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	—	176,129	(176,129)	—	—	—	(1,835)	—
ING Large Cap Growth Portfolio — Class I	150,599	351,475	(222,642)	31,830	311,262	1,609	36,729	2,808
ING Large Cap Value Fund — Class I	303,237	36,695	(334,768)	(5,164)	—	710	11,642	—
ING Large Cap Value Fund — Class R6	—	349,846	(109,678)	23,118	263,286	3,430	16,601	20,623
ING Limited Maturity Bond Portfolio — Class I	826,106	—	(824,445)	(1,661)	—	—	1,661	—
ING MidCap Value Fund — Class I	618,704	230,248	(256,279)	34,503	627,176	3,143	43,811	97,129
ING MidCap Opportunities Portfolio — Class I	611,126	144,420	(249,695)	114,081	619,932	187	40,525	14,258
ING Multi-Manager Large Cap Core Portfolio — Class I	—	1,118,593	(699,008)	38,891	458,476	4,240	26,963	—
ING PIMCO High Yield Portfolio — Class I	1,375,572	270,083	(1,408,437)	(62,602)	174,616	40,821	87,682	—
ING PIMCO Total Return Bond Portfolio — Class I	1,652,008	356,951	(884,466)	(101,591)	1,022,902	37,241	38,956	10,574
ING RussellTM Mid Cap Index Portfolio — Class I	—	189,926	(34,140)	21,801	177,587	—	1,424	90
ING Short Term Bond Fund — Class I	374,717	1,090,545	(1,465,262)	—	—	8,839	(371)	—
ING Short Term Bond Fund — Class R6	—	1,473,125	(94,134)	1,498	1,380,489	9,109	(140)	—
ING T Rowe Price Capital Appreciation Portfolio — Class I	—	703,737	(28,833)	26,639	701,543	6,580	769	—
ING T. Rowe Price Equity Income Portfolio — Class I	458,212	155,274	(346,244)	(3,802)	263,440	4,593	80,587	187
ING T. Rowe Price Growth Equity Portfolio — Class I	—	233,888	(60,731)	52,401	225,558	43	8,514	—
ING U.S. Bond Index Portfolio — Class I	1,907,035	1,890,642	(1,591,866)	(84,365)	2,121,446	53,477	(74,872)	31,884
ING U.S. Stock Index Portfolio — Class I	454,480	1,045,349	(1,136,759)	(9,046)	354,024	6,916	130,780	11,718
	$14,823,793	$17,242,464	$(15,524,424)	$(247,423)	$16,294,410	$318,191	$540,399	$284,073

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

73

ING SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.2%
94,742		iShares MSCI EMU Index Fund	$3,920,424	2.1
81,045		iShares iBoxx $ High Yield Corporate Bond Fund	7,527,460	4.0
28,671		iShares MSCI EAFE Index Fund	1,922,677	1.1

		Total Exchange-Traded Funds (Cost $12,816,296)	13,370,561	7.2

MUTUAL FUNDS: 92.8%
		Affiliated Investment Companies: 92.8%
1,744,537	@	ING BlackRock Inflation Protected Bond Portfolio — Class I	16,433,541	8.8
135,657		ING Clarion Real Estate Portfolio — Class I	3,719,702	2.0
548,188		ING Floating Rate Fund — Class I	5,602,478	3.0
1,027,435	@	ING Global Bond Fund — Class R6	11,137,393	6.0
433,308		ING High Yield Bond Fund — Class I	3,613,790	1.9
1,661,691		ING Intermediate Bond Fund — Class R6	16,201,487	8.7
202,837		ING International Core Fund — Class I	2,285,969	1.2
330,541		ING International Index Portfolio — Class I	3,318,631	1.8
325,965		ING Large Cap Growth Portfolio — Class I	6,225,930	3.3
215,776		ING Large Cap Value Fund — Class R6	2,835,292	1.5
352,189		ING Mid Cap Value Fund — Class I	4,824,995	2.6
287,631		ING MidCap Opportunities Portfolio — Class I	4,768,930	2.6
770,400		ING Multi-Manager Large Cap Core Portfolio — Class I	11,394,212	6.1

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
177,044		ING PIMCO High Yield Portfolio — Class I	$1,878,439	1.0
1,083,703		ING PIMCO Total Return Bond Portfolio — Class I	12,408,400	6.6
238,928		ING RussellTM Mid Cap Index Portfolio — Class I	3,825,236	2.0
1,485,018		ING Short Term Bond Fund — Class R6	14,865,032	8.0
333,227		ING T Rowe Price Capital Appreciation Portfolio — Class I	9,443,666	5.1
225,691		ING T. Rowe Price Equity Income Portfolio — Class I	3,782,588	2.0
49,082		ING T. Rowe Price Growth Equity Portfolio — Class I	4,373,696	2.3
2,577,130		ING U.S. Bond Index Portfolio — Class I	26,750,606	14.3
261,688		ING U.S. Stock Index Portfolio — Class I	3,812,793	2.0

		Total Mutual Funds (Cost $171,114,204)	173,502,806	92.8

		Total Investments in Securities (Cost $183,930,500)	$186,873,367	100.0
		Assets in Excess of Other Liabilities	29,775	—
		Net Assets	$186,903,142	100.0

@	Non-income producing security

Cost for federal income tax purposes is $185,409,788.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,066,688
Gross Unrealized Depreciation	(6,603,109)
Net Unrealized Appreciation	$1,463,579

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$13,370,561	$—	$—	$13,370,561
Mutual Funds	173,502,806	—	—	173,502,806
Total Investments, at fair value	$186,873,367	$—	$—	$186,873,367

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

74

ING SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING BlackRock Inflation Protected Bond Portfolio — Class I	$18,913,380	$4,603,031	$(4,449,529)	$(2,633,341)	$16,433,541	$—	$(62,684)	$1,113,277
ING Clarion Real Estate Portfolio — Class I	4,375,033	729,801	(1,395,451)	10,319	3,719,702	60,957	74,962	—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	3,233,962	63,689	(3,126,621)	(171,030)	—	—	512,515	—
ING Floating Rate Fund — Class I	6,391,306	795,401	(1,563,574)	(20,655)	5,602,478	294,207	33,797	—
ING Global Bond Fund — Class I	12,722,152	1,421,546	(14,417,026)	273,328	—	46,133	7,609	—
ING Global Bond Fund — Class R6	—	13,748,744	(2,050,645)	(560,706)	11,137,393	—	(143,275)	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	4,092,676	404,631	(4,888,715)	391,408	—	—	(689,847)	—
ING Growth and Income Portfolio — Class I	6,391,773	157,708	(6,063,549)	(485,932)	—	47	1,319,106	—
ING High Yield Bond Fund — Class I	—	5,133,391	(1,492,988)	(26,613)	3,613,790	139,305	(38,283)	—
ING Intermediate Bond Fund — Class I	19,649,291	1,167,312	(20,686,300)	(130,303)	—	205,536	78,698	—
ING Intermediate Bond Fund — Class R6	—	18,681,461	(2,037,712)	(442,262)	16,201,487	278,046	(43,705)	—
ING International Core Fund — Class I	4,346,524	735,706	(2,951,847)	155,586	2,285,969	51,606	404,954	5,614
ING International Index Portfolio — Class I	2,179,769	1,857,909	(1,011,476)	292,429	3,318,631	49,842	108,761	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	—	1,970,483	(1,970,483)	—	—	—	(15,227)	—
ING Large Cap Growth Portfolio — Class I	5,284,469	3,934,114	(3,734,103)	741,450	6,225,930	35,295	860,971	61,600
ING Large Cap Value Fund — Class I	8,514,708	193,045	(8,595,472)	(112,281)	—	16,822	585,796	—
ING Large Cap Value Fund — Class R6	—	3,878,442	(1,330,579)	287,429	2,835,292	39,062	204,709	238,543
ING Limited Maturity Bond Portfolio — Class I	11,644,516	—	(11,621,840)	(22,676)	—	—	22,676	—
ING MidCap Value Fund — Class I	6,515,438	1,023,487	(2,554,008)	(159,922)	4,824,995	24,297	984,403	750,801
ING MidCap Opportunities Portfolio — Class I	6,434,398	371,367	(3,083,488)	1,046,653	4,768,930	1,445	350,739	121,532
ING Multi-Manager Large Cap Core Portfolio — Class I	—	18,665,318	(8,310,190)	1,039,084	11,394,212	102,986	395,231	—
ING PIMCO High Yield Portfolio — Class I	6,416,820	700,867	(4,997,701)	(241,547)	1,878,439	220,389	320,817	—
ING PIMCO Total Return Bond Portfolio — Class I	26,354,288	2,585,243	(15,251,500)	(1,279,631)	12,408,400	494,764	468,271	140,483
ING RussellTM Mid Cap Index Portfolio — Class I	—	4,183,794	(833,278)	474,720	3,825,236	—	45,228	2,063
ING Short Term Bond Fund — Class I	5,210,904	13,085,139	(18,296,041)	(2)	—	110,403	(3,103)	—
ING Short Term Bond Fund — Class R6	—	16,508,757	(1,659,384)	15,659	14,865,032	102,304	(2,088)	—
ING T Rowe Price Capital Appreciation Portfolio — Class I	—	9,630,653	(552,756)	365,769	9,443,666	89,145	14,392	—
ING T. Rowe Price Equity Income Portfolio — Class I	7,505,686	1,258,934	(4,747,739)	(234,293)	3,782,588	67,384	1,530,784	2,945
ING T. Rowe Price Growth Equity Portfolio — Class I	2,110,781	2,807,163	(1,616,516)	1,072,268	4,373,696	899	311,984	—
ING U.S. Bond Index Portfolio — Class I	29,920,681	26,609,971	(28,726,319)	(1,053,727)	26,750,606	727,681	(1,154,297)	482,741
ING U.S. Stock Index Portfolio — Class I	9,556,134	11,760,195	(16,880,662)	(622,874)	3,812,793	85,172	2,610,055	196,219
	$207,764,689	$168,667,302	$(200,897,492)	$(2,031,693)	$173,502,806	$3,243,727	$9,093,949	$3,115,818

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

75

ING SOLUTION MODERATELY AGGRESSIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.1%
14,676		iShares MSCI EMU Index Fund	$607,293	2.1
12,532		iShares iBoxx $ High Yield Corporate Bond Fund	1,163,972	4.0
5,146		Vanguard FTSE Europe ETF	302,585	1.0

		Total Exchange-Traded Funds (Cost $1,989,378)	2,073,850	7.1

MUTUAL FUNDS: 92.9%
		Affiliated Investment Companies: 92.9%
20,784		ING Clarion Real Estate Portfolio — Class I	569,907	2.0
99,349		ING Emerging Markets Equity Fund — Class I	1,142,517	3.9
56,008		ING Floating Rate Fund — Class I	572,402	2.0
52,491	@	ING Global Bond Fund — Class R6	569,002	2.0
101,962		ING High Yield Bond Fund — Class I	850,366	2.9
101,920		ING International Core Fund — Class I	1,148,642	3.9
86,785		ING International Index Portfolio — Class I	871,322	3.0
29,610		ING JPMorgan Emerging Markets Equity Portfolio — Class I	565,557	1.9
107,544		ING Large Cap Growth Portfolio — Class I	2,054,085	7.1
143,225		ING Large Cap Value Fund — Class R6	1,881,978	6.5
151,090		ING Mid Cap Value Fund — Class I	2,069,929	7.1
123,381		ING MidCap Opportunities Portfolio — Class I	2,045,661	7.0
193,729		ING Multi-Manager International Equity Fund — Class I	2,330,562	8.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
163,266		ING Multi-Manager Large Cap Core Portfolio — Class I	$2,414,708	8.3
27,081		ING PIMCO High Yield Portfolio — Class I	287,326	1.0
2		ING PIMCO Total Return Bond Portfolio — Class I	23	0.0
64,058		ING RussellTM Mid Cap Index Portfolio — Class I	1,025,573	3.5
35,691		ING Small Company Portfolio — Class I	879,081	3.0
71,476		ING T Rowe Price Capital Appreciation Portfolio — Class I	2,025,635	7.0
77,789		ING T. Rowe Price Equity Income Portfolio — Class I	1,303,738	4.5
16,711		ING T. Rowe Price Growth Equity Portfolio — Class I	1,489,119	5.1
5,439		ING U.S. Bond Index Portfolio — Class I	56,455	0.2
60,130		ING U.S. Stock Index Portfolio — Class I	876,093	3.0

		Total Mutual Funds (Cost $24,070,536)	27,029,681	92.9

		Total Investments in Securities (Cost $26,059,914)	$29,103,531	100.0
		Assets in Excess of Other Liabilities	303	—
		Net Assets	$29,103,834	100.0

@	Non-income producing security

Cost for federal income tax purposes is $26,162,237.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,069,405
Gross Unrealized Depreciation	(128,111)
Net Unrealized Appreciation	$2,941,294

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,073,850	$—	$—	$2,073,850
Mutual Funds	27,029,681	—	—	27,029,681
Total Investments, at fair value	$29,103,531	$—	$—	$29,103,531

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

76

ING SOLUTION MODERATELY AGGRESSIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Real Estate Portfolio — Class I	$468,077	$194,575	$(78,240)	$(14,505)	$569,907	$8,014	$18,531	$—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	459,494	92,543	(540,975)	(11,062)	—	—	64,628	—
ING Emerging Markets Equity Fund — Class I	947,536	409,601	(219,423)	4,803	1,142,517	13,134	8,700	—
ING Floating Rate Fund — Class I	454,920	212,114	(94,217)	(415)	572,402	25,293	1,175	—
ING Global Bond Fund — Class I	452,694	134,314	(591,576)	4,568	—	1,642	(137)	—
ING Global Bond Fund — Class R6	—	648,824	(62,079)	(17,743)	569,002	—	(1,866)	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	654,405	163,873	(848,822)	30,544	—	—	(81,863)	—
ING Growth and Income Portfolio — Class I	906,063	191,609	(1,070,918)	(26,754)	—	8	168,163	—
ING High Yield Bond Fund — Class I	—	1,039,398	(182,403)	(6,629)	850,366	30,095	(4,370)	—
ING International Core Fund — Class I	1,626,711	527,044	(992,249)	(12,864)	1,148,642	26,603	250,216	2,894
ING International Index Portfolio — Class I	232,391	882,695	(283,470)	39,706	871,322	3	20,323	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	700,825	584,449	(658,817)	(60,900)	565,557	6,201	8,575	11,991
ING Large Cap Growth Portfolio — Class I	1,466,496	806,211	(539,220)	320,598	2,054,085	9,992	149,100	17,439
ING Large Cap Value Fund — Class I	1,023,283	120,879	(1,108,569)	(35,593)	—	3,341	61,694	—
ING Large Cap Value Fund — Class R6	—	2,060,448	(298,739)	120,269	1,881,978	19,996	47,454	141,114
ING MidCap Value Fund — Class I	1,858,439	741,376	(607,152)	77,266	2,069,929	10,667	147,314	329,624
ING MidCap Opportunities Portfolio — Class I	1,833,555	434,587	(586,961)	364,480	2,045,661	615	121,948	44,216
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	925,559	1,417,959	(310,698)	297,742	2,330,562	24,518	45,177	2,276
ING Multi-Manager Large Cap Core Portfolio — Class I	—	2,762,078	(567,659)	220,289	2,414,708	21,189	29,908	—
ING PIMCO High Yield Portfolio — Class I	918,237	274,049	(869,853)	(35,107)	287,326	33,515	50,043	—
ING PIMCO Total Return Bond Portfolio — Class I	503,974	36,287	(533,596)	(6,642)	23	—	6,351	—
ING RussellTM Mid Cap Index Portfolio — Class I	—	992,742	(92,245)	125,076	1,025,573	—	6,789	504
ING Small Company Portfolio — Class I	697,742	220,139	(170,777)	131,977	879,081	4,068	55,759	63,316
ING T Rowe Price Capital Appreciation Portfolio — Class I	1,136,924	979,060	(241,097)	150,748	2,025,635	23,618	35,617	84,269
ING T. Rowe Price Equity Income Portfolio — Class I	1,489,855	448,915	(763,368)	128,336	1,303,738	22,492	192,460	871
ING T. Rowe Price Growth Equity Portfolio — Class I	788,366	618,413	(251,811)	334,151	1,489,119	267	96,418	—
ING Templeton Foreign Equity Portfolio — Class I	943,600	164,214	(1,025,078)	(82,736)	—	—	95,258	—
ING U.S. Bond Index Portfolio — Class I	613,487	1,754,024	(2,314,884)	3,828	56,455	10,871	(48,645)	15,093
ING U.S. Stock Index Portfolio — Class I	1,360,960	2,577,171	(3,055,984)	(6,054)	876,093	18,420	337,386	37,922
	$22,463,593	$21,489,591	$(18,960,880)	$2,037,377	$27,029,681	$314,562	$1,882,106	$751,529

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

77

ING SOLUTION MODERATELY CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.3%
24,147		iShares MSCI EMU Index Fund	$999,203	2.1
20,621		iShares iBoxx $ High Yield Corporate Bond Fund	1,915,279	4.1
8,433		Vanguard FTSE Europe ETF	495,860	1.1

		Total Exchange-Traded Funds (Cost $3,271,931)	3,410,342	7.3

MUTUAL FUNDS: 92.7%
		Affiliated Investment Companies: 92.7%
240,945	@	ING BlackRock Inflation Protected Bond Portfolio — Class I	2,269,701	4.9
33,688		ING Clarion Real Estate Portfolio — Class I	923,714	2.0
80,514		ING Emerging Markets Equity Fund — Class I	925,906	2.0
136,200		ING Floating Rate Fund — Class I	1,391,965	3.0
212,742	@	ING Global Bond Fund — Class R6	2,306,122	4.9
215,361		ING High Yield Bond Fund — Class I	1,796,115	3.9
353,870		ING Intermediate Bond Fund — Class R6	3,450,232	7.4
78,798		ING International Core Fund — Class I	888,048	1.9
93,743		ING International Index Portfolio — Class I	941,177	2.0
68,484		ING Large Cap Growth Portfolio — Class I	1,308,048	2.8
80,350		ING Large Cap Value Fund — Class R6	1,055,798	2.3
139,966		ING Mid Cap Value Fund — Class I	1,917,541	4.1
114,286		ING MidCap Opportunities Portfolio — Class I	1,894,854	4.1
78,494		ING Multi-Manager International Equity Fund — Class I	944,279	2.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
92,458		ING Multi-Manager Large Cap Core Portfolio — Class I	$1,367,447	2.9
43,809		ING PIMCO High Yield Portfolio — Class I	464,809	1.0
219,034		ING PIMCO Total Return Bond Portfolio — Class I	2,507,943	5.4
103,833		ING RussellTM Mid Cap Index Portfolio — Class I	1,662,370	3.6
230,590		ING Short Term Bond Fund — Class R6	2,308,210	5.0
38,570		ING Small Company Portfolio — Class I	949,986	2.0
99,305		ING T Rowe Price Capital Appreciation Portfolio — Class I	2,814,297	6.0
49,027		ING T. Rowe Price Equity Income Portfolio — Class I	821,698	1.8
12,192		ING T. Rowe Price Growth Equity Portfolio — Class I	1,086,416	2.3
556,713		ING U.S. Bond Index Portfolio — Class I	5,778,685	12.4
97,458		ING U.S. Stock Index Portfolio — Class I	1,419,967	3.0

		Total Mutual Funds (Cost $41,718,810)	43,195,328	92.7

		Total Investments in Securities (Cost $44,990,741)	$46,605,670	100.0
		Liabilities in Excess of Other Assets	(971)	—
		Net Assets	$46,604,699	100.0

@	Non-income producing security

Cost for federal income tax purposes is $45,325,460.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,401,504
Gross Unrealized Depreciation	(1,121,294)
Net Unrealized Appreciation	$1,280,210

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,410,342	$—	$—	$3,410,342
Mutual Funds	43,195,328	—	—	43,195,328
Total Investments, at fair value	$46,605,670	$—	$—	$46,605,670

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

78

ING SOLUTION MODERATELY CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING BlackRock Inflation Protected Bond Portfolio — Class I	$2,258,727	$851,434	$(528,833)	$(311,627)	$2,269,701	$—	$(31,656)	$143,282
ING Clarion Real Estate Portfolio — Class I	940,735	261,754	(238,424)	(40,351)	923,714	14,276	51,043	—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	463,446	106,747	(552,884)	(17,309)	—	—	71,235	—
ING Emerging Markets Equity Fund — Class I	961,449	273,290	(303,865)	(4,968)	925,906	10,750	16,290	—
ING Floating Rate Fund — Class I	1,373,618	342,451	(325,501)	1,397	1,391,965	66,667	1,313	—
ING Global Bond Fund — Class I	2,279,047	352,005	(2,664,841)	33,789	—	8,264	(4,599)	—
ING Global Bond Fund — Class R6	—	2,735,860	(349,158)	(80,580)	2,306,122	—	(21,285)	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	1,319,616	182,121	(1,551,222)	49,485	—	—	(138,169)	—
ING Growth and Income Portfolio — Class I	913,786	143,040	(1,014,818)	(42,008)	—	8	171,597	—
ING High Yield Bond Fund — Class I	—	2,301,972	(492,705)	(13,152)	1,796,115	67,436	(12,147)	—
ING Intermediate Bond Fund — Class I	3,310,253	321,786	(3,616,820)	(15,219)	—	36,036	11,283	—
ING Intermediate Bond Fund — Class R6	—	3,913,651	(374,525)	(88,894)	3,450,232	55,247	(9,273)	—
ING International Core Fund — Class I	1,869,152	412,700	(1,335,022)	(58,782)	888,048	21,676	280,888	2,358
ING International Index Portfolio — Class I	467,819	962,127	(534,530)	45,761	941,177	5	38,811	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	476,459	549,950	(993,923)	(32,486)	—	—	16,995	—
ING Large Cap Growth Portfolio — Class I	1,022,442	890,496	(747,501)	142,611	1,308,048	6,915	171,928	12,069
ING Large Cap Value Fund — Class I	915,363	40,426	(939,659)	(16,130)	—	2,279	73,105	—
ING Large Cap Value Fund — Class R6	—	1,384,214	(355,333)	26,917	1,055,798	10,506	38,138	84,173
ING Limited Maturity Bond Portfolio — Class I	1,589,293	922	(1,588,135)	(2,080)	—	—	2,080	—
ING MidCap Value Fund — Class I	2,335,032	588,759	(1,123,133)	116,883	1,917,541	9,979	156,924	308,350
ING MidCap Opportunities Portfolio — Class I	2,305,725	315,363	(1,057,993)	331,759	1,894,854	570	180,571	44,363
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	465,360	582,681	(200,549)	96,787	944,279	10,031	51,181	931
ING Multi-Manager Large Cap Core Portfolio — Class I	—	3,989,493	(2,746,062)	124,016	1,367,447	12,914	93,832	—
ING PIMCO High Yield Portfolio — Class I	2,304,926	340,278	(2,089,627)	(90,768)	464,809	70,614	125,712	—
ING PIMCO Total Return Bond Portfolio — Class I	4,984,218	806,137	(3,036,183)	(246,229)	2,507,943	93,397	94,447	26,519
ING RussellTM Mid Cap Index Portfolio — Class I	—	1,709,358	(251,191)	204,203	1,662,370	—	17,974	847
ING Short Term Bond Fund Class — I	675,259	1,915,499	(2,590,758)	—	—	15,195	(387)	—
ING Short Term Bond Fund — Class R6	—	2,505,735	(200,218)	2,693	2,308,210	15,505	99	—
ING Small Company Portfolio — Class I	935,207	205,514	(332,518)	141,783	949,986	4,763	79,781	74,126
ING T Rowe Price Capital Appreciation Portfolio — Class I	1,144,407	1,957,785	(416,159)	128,264	2,814,297	30,464	83,614	74,229
ING T. Rowe Price Equity Income Portfolio — Class I	1,613,846	374,582	(1,153,096)	(13,634)	821,698	14,377	269,492	597
ING T. Rowe Price Growth Equity Portfolio — Class I	340,321	808,727	(306,969)	244,337	1,086,416	206	71,529	—
ING Templeton Foreign Equity Portfolio — Class I	473,864	47,858	(466,549)	(55,173)	—	—	62,020	—
ING U.S. Bond Index Portfolio — Class I	5,753,515	6,931,328	(6,742,783)	(163,375)	5,778,685	147,988	(269,646)	93,174
ING U.S. Stock Index Portfolio — Class I	1,370,685	3,637,673	(3,591,543)	3,152	1,419,967	25,594	359,903	32,547
	$44,863,570	$42,743,716	$(44,813,030)	$401,072	$43,195,328	$751,662	$2,104,623	$897,565

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

79

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 6.1%
341,342		iShares MSCI EMU Index Fund	$14,124,732	2.1
291,993		iShares iBoxx $ High Yield Corporate Bond Fund	27,120,310	4.0

		Total Exchange-Traded Funds (Cost $39,659,119)	41,245,042	6.1

MUTUAL FUNDS: 93.8%
		Affiliated Investment Companies: 93.8%
5,567,625	@	ING BlackRock Inflation Protected Bond Portfolio — Class I	52,447,032	7.8
488,261		ING Clarion Real Estate Portfolio — Class I	13,388,117	2.0
1,973,032		ING Floating Rate Fund — Class I	20,164,386	3.0
3,697,925	@	ING Global Bond Fund — Class R6	40,085,503	6.0
1,556,113		ING High Yield Bond Fund — Class I	12,977,980	1.9
4,613,612		ING Intermediate Bond Fund — Class R6	44,982,715	6.7
1,199,877		ING International Core Fund — Class I	13,522,611	2.0
2,039,561		ING International Index Portfolio — Class I	20,477,195	3.0
1,173,304		ING Large Cap Growth Portfolio — Class I	22,410,114	3.3
776,666		ING Large Cap Value Fund — Class R6	10,205,385	1.5
2,028,362		ING Mid Cap Value Fund — Class I	27,788,556	4.1
1,656,519		ING MidCap Opportunities Portfolio — Class I	27,465,077	4.1
2,276,415		ING Multi-Manager International Equity Fund — Class I	27,385,278	4.1

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
2,495,715		ING Multi-Manager Large Cap Core Portfolio — Class I	$36,911,632	5.5
636,039		ING PIMCO High Yield Portfolio — Class I	6,748,373	1.0
3,028,914		ING PIMCO Total Return Bond Portfolio — Class I	34,681,064	5.1
430,014		ING RussellTM Mid Cap Index Portfolio — Class I	6,884,519	1.0
4,676,722		ING Short Term Bond Fund — Class R6	46,813,984	6.9
1,439,300		ING T Rowe Price Capital Appreciation Portfolio — Class I	40,789,755	6.1
812,363		ING T. Rowe Price Equity Income Portfolio — Class I	13,615,205	2.0
176,674		ING T. Rowe Price Growth Equity Portfolio — Class I	15,743,390	2.3
8,047,468		ING U.S. Bond Index Portfolio — Class I	83,532,718	12.4
941,938		ING U.S. Stock Index Portfolio — Class I	13,724,034	2.0

		Total Mutual Funds (Cost $613,058,414)	632,744,623	93.8

		Total Investments in Securities (Cost $652,717,533)	$673,989,665	99.9
		Assets in Excess of Other Liabilities	362,424	0.1
		Net Assets	$674,352,089	100.0

@	Non-income producing security

Cost for federal income tax purposes is $657,128,548.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$37,191,573
Gross Unrealized Depreciation	(20,330,456)
Net Unrealized Appreciation	$16,861,117

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$41,245,042	$—	$—	$41,245,042
Mutual Funds	632,744,623	—	—	632,744,623
Total Investments, at fair value	$673,989,665	$—	$—	$673,989,665

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

80

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING BlackRock Inflation Protected Bond Portfolio — Class I	$58,791,047	$14,852,858	$(12,800,686)	$(8,396,187)	$52,447,032	$—	$(205,544)	$3,546,813
ING Clarion Real Estate Portfolio — Class I	15,305,155	2,446,611	(3,288,398)	(1,075,251)	13,388,117	219,017	1,337,203	—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	13,186,823	152,029	(12,305,957)	(1,032,895)	—	—	2,427,774	—
ING Floating Rate Fund — Class I	22,351,460	2,970,600	(5,091,867)	(65,807)	20,164,386	1,044,721	106,164	—
ING Global Bond Fund — Class I	44,491,714	5,353,759	(50,746,179)	900,706	—	161,335	86,617	—
ING Global Bond Fund — Class R6	—	49,840,608	(7,725,077)	(2,030,028)	40,085,503	—	(473,202)	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	14,309,751	1,450,503	(17,251,870)	1,491,616	—	—	(2,463,253)	—
ING Growth and Income Portfolio — Class I	24,180,502	370,336	(23,051,139)	(1,499,699)	—	179	4,657,609	—
ING High Yield Bond Fund — Class I	—	19,247,172	(6,211,041)	(58,151)	12,977,980	493,987	(182,123)	—
ING Intermediate Bond Fund — Class I	53,857,886	3,484,595	(56,979,023)	(363,458)	—	559,385	208,669	—
ING Intermediate Bond Fund — Class R6	—	52,353,311	(6,150,386)	(1,220,210)	44,982,715	773,132	(129,225)	—
ING International Core Fund — Class I	30,409,121	3,567,678	(22,162,259)	1,708,071	13,522,611	302,562	1,805,436	32,913
ING International Index Portfolio — Class I	7,568,909	14,679,332	(3,528,046)	1,757,000	20,477,195	175,358	435,570	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	—	6,998,886	(6,998,886)	—	—	—	(59,683)	—
ING Large Cap Growth Portfolio — Class I	18,481,675	13,701,196	(12,011,640)	2,238,883	22,410,114	126,536	3,442,468	220,843
ING Large Cap Value Fund — Class I	29,782,461	435,074	(28,753,150)	(1,464,385)	—	59,192	3,047,688	—
ING Large Cap Value Fund — Class R6	—	14,024,760	(4,872,733)	1,053,358	10,205,385	140,341	751,319	857,550
ING Limited Maturity Bond Portfolio — Class I	36,878,857	—	(36,805,436)	(73,421)	—	—	73,421	—
ING MidCap Value Fund — Class I	34,190,484	5,429,407	(11,634,399)	(196,936)	27,788,556	140,254	4,576,525	4,333,999
ING MidCap Opportunities Portfolio — Class I	33,760,777	1,660,314	(14,009,566)	6,053,552	27,465,077	8,342	1,654,822	698,401
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	15,141,746	15,549,968	(7,618,279)	4,311,843	27,385,278	282,279	264,963	26,174
ING Multi-Manager Large Cap Core Portfolio — Class I	—	67,166,666	(33,509,573)	3,254,539	36,911,632	336,904	1,541,205	—
ING PIMCO High Yield Portfolio — Class I	22,466,416	2,179,057	(17,066,339)	(830,761)	6,748,373	779,706	1,103,101	—
ING PIMCO Total Return Bond Portfolio — Class I	71,867,180	7,398,258	(40,701,484)	(3,882,890)	34,681,064	1,379,241	1,581,066	391,621
ING RussellTM Mid Cap Index Portfolio — Class I	—	7,238,254	(1,189,896)	836,161	6,884,519	—	89,306	3,672
ING Short Term Bond Fund — Class I	14,696,889	41,382,022	(56,078,906)	(5)	—	342,750	(13,743)	—
ING Short Term Bond Fund — Class R6	—	51,735,193	(4,969,376)	48,167	46,813,984	320,534	(6,322)	—
ING T Rowe Price Capital Appreciation Portfolio — Class I	—	41,440,716	(2,228,584)	1,577,623	40,789,755	385,970	64,090	—
ING T. Rowe Price Equity Income Portfolio — Class I	26,255,513	4,232,443	(16,287,838)	(584,913)	13,615,205	242,899	5,158,885	10,571
ING T. Rowe Price Growth Equity Portfolio — Class I	7,381,996	9,771,589	(5,063,053)	3,652,858	15,743,390	3,192	1,274,656	—
ING Templeton Foreign Equity Portfolio — Class I	15,419,364	896,521	(15,379,662)	(936,223)	—	—	1,182,140	—
ING U.S. Bond Index Portfolio — Class I	80,744,979	76,534,166	(70,344,156)	(3,402,271)	83,532,718	2,210,702	(3,521,788)	1,336,181
ING U.S. Stock Index Portfolio — Class I	37,139,061	44,384,828	(64,821,506)	(2,978,349)	13,724,034	307,133	10,639,156	706,766
	$728,659,766	$582,928,710	$(677,636,390)	$(1,207,463)	$632,744,623	$10,795,651	$40,454,970	$12,165,504

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

81

ING SOLUTION 2020 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.1%
9		iShares MSCI EMU Index Fund	$373	2.0
8		iShares iBoxx $ High Yield Corporate Bond Fund	743	4.0
3		iShares MSCI EAFE Index Fund	201	1.1

		Total Exchange-Traded Funds (Cost $1,260)	1,317	7.1

MUTUAL FUNDS: 91.4%
		Affiliated Investment Companies: 91.4%
131	@	ING BlackRock Inflation Protected Bond Portfolio — Class I	1,232	6.7
13		ING Clarion Real Estate Portfolio — Class I	359	2.0
53		ING Floating Rate Fund — Class I	541	2.9
99	@	ING Global Bond Fund — Class R6	1,075	5.8
43		ING High Yield Bond Fund — Class I	362	2.0
78		ING Intermediate Bond Fund — Class R6	760	4.1
31		ING International Core Fund — Class I	349	1.9
55		ING International Index Portfolio — Class I	549	3.0
46		ING Large Cap Growth Portfolio — Class I	878	4.8
45		ING Large Cap Value Fund — Class R6	593	3.2
61		ING Mid Cap Value Fund — Class I	838	4.5
50		ING MidCap Opportunities Portfolio — Class I	828	4.5
61		ING Multi-Manager International Equity Fund — Class I	734	4.0
72		ING Multi-Manager Large Cap Core Portfolio — Class I	1,063	5.8

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
15		ING PIMCO High Yield Portfolio — Class I	$161	0.9
39		ING PIMCO Total Return Bond Portfolio — Class I	443	2.4
12		ING RussellTM Mid Cap Index Portfolio — Class I	185	1.0
107		ING Short Term Bond Fund — Class R6	1,076	5.8
30		ING Small Company Portfolio — Class I	738	4.0
45		ING T Rowe Price Capital Appreciation Portfolio — Class I	1,276	6.9
35		ING T. Rowe Price Equity Income Portfolio — Class I	593	3.2
8		ING T. Rowe Price Growth Equity Portfolio — Class I	703	3.8
110		ING U.S. Bond Index Portfolio — Class I	1,147	6.2
25		ING U.S. Stock Index Portfolio — Class I	368	2.0

		Total Mutual Funds (Cost $15,530)	16,851	91.4

		Total Investments in Securities (Cost $16,790)	$18,168	98.5
		Assets in Excess of Other Liabilities	269	1.5
		Net Assets	$18,437	100.0

@	Non-income producing security

Cost for federal income tax purposes is $16,836.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,669
Gross Unrealized Depreciation	(337)
Net Unrealized Appreciation	$1,332

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,317	$—	$—	$1,317
Mutual Funds	16,851	—	—	16,851
Total Investments, at fair value	$18,168	$—	$—	$18,168

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

82

ING SOLUTION 2020 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING BlackRock Inflation Protected Bond Portfolio — Class I	$1,226	$340	$(156)	$(178)	$1,232	$—	$(14)	$80
ING Clarion Real Estate Portfolio — Class I	364	60	(49)	(16)	359	6	22	—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	314	—	(304)	(10)	—	—	44	—
ING Floating Rate Fund — Class I	532	78	(68)	(1)	541	27	3	—
ING Global Bond Fund — Class I	1,060	136	(1,208)	12	—	4	—	—
ING Global Bond Fund — Class R6	—	1,257	(139)	(43)	1,075	—	(6)	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	341	33	(384)	10	—	—	(35)	—
ING Growth and Income Portfolio — Class I	665	1	(636)	(30)	—	—	128	—
ING High Yield Bond Fund — Class I	—	471	(107)	(2)	362	13	(4)	—
ING Intermediate Bond Fund — Class I	664	46	(707)	(3)	—	7	2	—
ING Intermediate Bond Fund — Class R6	—	824	(46)	(18)	760	11	(1)	—
ING International Core Fund — Class I	724	59	(385)	(49)	349	8	137	1
ING International Index Portfolio — Class I	181	373	(55)	50	549	4	6	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	—	174	(174)	—	—	—	(2)	—
ING Large Cap Growth Portfolio — Class I	748	288	(257)	99	878	5	117	8
ING Large Cap Value Fund — Class I	842	3	(793)	(52)	—	2	96	—
ING Large Cap Value Fund — Class R6	—	703	(147)	37	593	7	23	48
ING Limited Maturity Bond Portfolio — Class I	753	—	(750)	(3)	—	—	3	—
ING MidCap Value Fund — Class I	904	134	(226)	26	838	5	90	130
ING MidCap Opportunities Portfolio — Class I	893	21	(209)	123	828	—	93	20
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	360	390	(98)	82	734	7	35	1
ING Multi-Manager Large Cap Core Portfolio — Class I	—	1,475	(509)	97	1,063	9	25	—
ING PIMCO High Yield Portfolio — Class I	536	51	(408)	(18)	161	19	24	—
ING PIMCO Total Return Bond Portfolio — Class I	1,097	107	(701)	(60)	443	17	32	5
ING RussellTM Mid Cap Index Portfolio — Class I	—	193	(30)	22	185	—	2	—
ING Short Term Bond Fund — Class I	297	851	(1,148)	—	—	8	—	—
ING Short Term Bond Fund — Class R6	—	1,178	(103)	1	1,076	7	—	—
ING Small Company Portfolio — Class I	724	65	(148)	97	738	4	74	61
ING T Rowe Price Capital Appreciation Portfolio — Class I	443	834	(69)	68	1,276	14	21	30
ING T. Rowe Price Equity Income Portfolio — Class I	759	100	(289)	23	593	10	136	—
ING T. Rowe Price Growth Equity Portfolio — Class I	396	275	(113)	145	703	—	68	—
ING Templeton Foreign Equity Portfolio — Class I	366	17	(316)	(67)	—	—	73	—
ING U.S. Bond Index Portfolio — Class I	1,223	1,730	(1,775)	(31)	1,147	31	(76)	24
ING U.S. Stock Index Portfolio — Class I	973	1,094	(1,619)	(80)	368	7	286	18
	$17,385	$13,361	$(14,126)	$231	$16,851	$232	$1,402	$426

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

83

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.0%
644,518		iShares MSCI EMU Index Fund	$26,670,155	2.1
551,339		iShares iBoxx $ High Yield Corporate Bond Fund	51,208,366	3.9
195,038		iShares MSCI EAFE Index Fund	13,079,248	1.0

		Total Exchange-Traded Funds (Cost $87,174,687)	90,957,769	7.0

MUTUAL FUNDS: 93.0%
		Affiliated Investment Companies: 93.0%
933,680		ING Clarion Real Estate Portfolio — Class I	25,601,502	2.0
2,232,059		ING Emerging Markets Equity Fund — Class I	25,668,674	2.0
3,772,367		ING Floating Rate Fund — Class I	38,553,588	3.0
7,070,681	@	ING Global Bond Fund — Class R6	76,646,181	5.9
3,053,787		ING High Yield Bond Fund — Class I	25,468,582	2.0
3,920,742		ING Intermediate Bond Fund — Class R6	38,227,236	2.9
2,900,484		ING International Core Fund — Class I	32,688,455	2.5
4,550,109		ING International Index Portfolio — Class I	45,683,098	3.5
665,301		ING JPMorgan Emerging Markets Equity Portfolio — Class I	12,707,246	1.0
3,796,180		ING Large Cap Growth Portfolio — Class I	72,507,035	5.6
4,455,238		ING Large Cap Value Fund — Class R6	58,541,832	4.5
5,331,894		ING Mid Cap Value Fund — Class I	73,046,954	5.6
4,354,773		ING MidCap Opportunities Portfolio — Class I	72,202,139	5.6
6,529,047		ING Multi-Manager International Equity Fund — Class I	78,544,436	6.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
5,478,883		ING Multi-Manager Large Cap Core Portfolio — Class I	$81,032,682	6.2
1,215,993		ING PIMCO High Yield Portfolio — Class I	12,901,691	1.0
1,379,057		ING PIMCO Total Return Bond Portfolio — Class I	15,790,208	1.2
822,151		ING RussellTM Mid Cap Index Portfolio — Class I	13,162,641	1.0
7,664,776		ING Short Term Bond Fund — Class R6	76,724,407	5.9
2,137,902		ING Small Company Portfolio — Class I	52,656,518	4.1
3,669,280		ING T Rowe Price Capital Appreciation Portfolio — Class I	103,987,386	8.0
2,330,012		ING T. Rowe Price Equity Income Portfolio — Class I	39,051,003	3.0
600,391		ING T. Rowe Price Growth Equity Portfolio — Class I	53,500,839	4.1
5,556,868		ING U.S. Bond Index Portfolio — Class I	57,680,289	4.4
1,801,014		ING U.S. Stock Index Portfolio — Class I	26,240,776	2.0

		Total Mutual Funds (Cost $1,087,796,079)	1,208,815,398	93.0

		Total Investments in Securities (Cost $1,174,970,766)	$1,299,773,167	100.0
		Assets in Excess of Other Liabilities	427,146	—
		Net Assets	$1,300,200,313	100.0

@	Non-income producing security

Cost for federal income tax purposes is $1,185,705,781.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$130,765,287
Gross Unrealized Depreciation	(16,697,901)
Net Unrealized Appreciation	$114,067,386

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$90,957,769	$—	$—	$90,957,769
Mutual Funds	1,208,815,398	—	—	1,208,815,398
Total Investments, at fair value	$1,299,773,167	$—	$—	$1,299,773,167

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

84

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Real Estate Portfolio — Class I	$25,457,566	$5,153,286	$(4,581,710)	$(427,640)	$25,601,502	$390,130	$786,012	$—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	21,899,399	319,065	(21,109,596)	(1,108,868)	—	—	3,452,293	—
ING Emerging Markets Equity Fund — Class I	25,951,440	5,628,126	(5,907,194)	(3,698)	25,668,674	287,604	298,694	—
ING Floating Rate Fund — Class I	37,164,066	8,224,323	(6,757,180)	(77,621)	38,553,588	1,846,258	138,814	—
ING Global Bond Fund — Class I	73,972,666	12,383,315	(88,184,445)	1,828,464	—	268,239	8,974	—
ING Global Bond Fund — Class R6	—	90,434,453	(10,166,237)	(3,622,035)	76,646,181	—	(721,166)	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	23,790,276	3,182,485	(29,443,539)	2,470,778	—	—	(4,170,833)	—
ING Growth and Income Portfolio — Class I	46,338,450	1,258,473	(45,760,214)	(1,836,709)	—	359	8,267,054	—
ING High Yield Bond Fund — Class I	—	33,430,142	(7,793,286)	(168,274)	25,468,582	910,878	(234,008)	—
ING Intermediate Bond Fund — Class I	21,615,562	5,454,155	(27,002,875)	(66,842)	—	250,165	46,604	—
ING Intermediate Bond Fund — Class R6	—	41,240,857	(2,246,364)	(767,257)	38,227,236	438,903	(65,197)	—
ING International Core Fund — Class I	63,215,422	9,134,989	(44,616,032)	4,954,076	32,688,455	725,869	2,991,873	78,961
ING International Index Portfolio — Class I	12,640,842	34,129,705	(4,729,715)	3,642,266	45,683,098	304,394	620,840	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	25,695,319	18,348,045	(29,011,077)	(2,325,041)	12,707,246	150,417	844,888	290,881
ING Large Cap Growth Portfolio — Class I	61,456,152	23,747,219	(20,088,844)	7,392,508	72,507,035	381,150	10,298,231	665,219
ING Large Cap Value Fund — Class I	46,429,622	982,088	(44,645,635)	(2,766,075)	—	120,911	5,340,330	—
ING Large Cap Value Fund — Class R6	—	68,158,602	(11,652,453)	2,035,683	58,541,832	583,630	1,881,094	4,617,004
ING Limited Maturity Bond Portfolio — Class I	55,105,529	—	(55,021,465)	(84,064)	—	—	84,064	—
ING MidCap Value Fund — Class I	75,814,326	15,259,779	(19,805,348)	1,778,197	73,046,954	367,086	7,804,801	11,343,377
ING MidCap Opportunities Portfolio — Class I	74,854,595	4,955,590	(15,377,127)	7,769,081	72,202,139	21,857	10,689,140	1,701,912
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	37,772,951	43,114,793	(13,156,085)	10,812,777	78,544,436	806,128	1,529,363	74,740
ING Multi-Manager Large Cap Core Portfolio — Class I	—	109,262,287	(35,589,436)	7,359,831	81,032,682	723,323	1,679,520	—
ING PIMCO High Yield Portfolio — Class I	37,439,811	5,794,660	(29,001,562)	(1,331,218)	12,901,691	1,361,952	1,804,581	—
ING PIMCO Total Return Bond Portfolio — Class I	58,139,109	5,703,821	(45,732,401)	(2,320,321)	15,790,208	584,708	1,353,459	166,022
ING RussellTM Mid Cap Index Portfolio — Class I	—	12,917,338	(1,345,662)	1,590,965	13,162,641	—	105,666	6,711
ING Short Term Bond Fund — Class I	18,397,193	65,015,180	(83,412,369)	(4)	—	510,737	(16,586)	—
ING Short Term Bond Fund — Class R6	—	82,317,112	(5,673,483)	80,778	76,724,407	508,021	(7,957)	—
ING Small Company Portfolio — Class I	50,606,144	6,742,231	(9,838,234)	5,146,377	52,656,518	268,964	6,967,012	4,186,268
ING T Rowe Price Capital Appreciation Portfolio — Class I	61,914,244	47,249,857	(10,974,181)	5,797,466	103,987,386	1,205,897	3,784,283	4,093,710
ING T. Rowe Price Equity Income Portfolio — Class I	59,252,808	9,161,477	(27,770,978)	(1,592,304)	39,051,003	686,135	12,679,185	28,222
ING T. Rowe Price Growth Equity Portfolio — Class I	30,681,585	21,426,440	(9,516,542)	10,909,356	53,500,839	10,181	5,304,398	—
ING Templeton Foreign Equity Portfolio — Class I	38,468,936	2,692,009	(39,109,612)	(2,051,333)	—	—	2,610,470	—
ING U.S. Bond Index Portfolio — Class I	67,040,073	108,441,429	(116,757,415)	(1,043,798)	57,680,289	1,649,115	(4,682,036)	1,314,269
ING U.S. Stock Index Portfolio — Class I	67,941,990	86,492,880	(125,369,700)	(2,824,394)	26,240,776	561,608	16,854,905	1,185,569
	$1,219,056,076	$987,756,211	$(1,047,147,996)	$49,151,107	$1,208,815,398	$15,924,619	$98,328,765	$29,752,865

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

85

ING SOLUTION 2030 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.7%
10	iShares MSCI EMU Index Fund	$414	2.1
8	iShares iBoxx $ High Yield Corporate Bond Fund	743	3.7
3	iShares MSCI EAFE Index Fund	201	1.0
3	Vanguard FTSE Europe ETF	176	0.9

	Total Exchange-Traded Funds (Cost $1,468)	1,534	7.7

MUTUAL FUNDS: 90.8%
	Affiliated Investment Companies: 90.8%
14	ING Clarion Real Estate Portfolio — Class I	397	2.0
51	ING Emerging Markets Equity Fund — Class I	582	2.9
57	ING Floating Rate Fund — Class I	582	2.9
47	ING High Yield Bond Fund — Class I	391	2.0
39	ING Intermediate Bond Fund — Class R6	385	1.9
62	ING International Core Fund — Class I	698	3.5
69	ING International Index Portfolio — Class I	690	3.4
10	ING JPMorgan Emerging Markets Equity Portfolio — Class I	192	1.0
76	ING Large Cap Growth Portfolio — Class I	1,444	7.2
91	ING Large Cap Value Fund — Class R6	1,190	6.0
81	ING Mid Cap Value Fund — Class I	1,104	5.5
66	ING MidCap Opportunities Portfolio — Class I	1,091	5.5
99	ING Multi-Manager International Equity Fund — Class I	1,187	5.9

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
56	ING Multi-Manager Large Cap Core Portfolio — Class I	$829	4.1
18	ING PIMCO High Yield Portfolio — Class I	195	1.0
13	ING PIMCO Total Return Bond Portfolio — Class I	143	0.7
12	ING RussellTM Mid Cap Index Portfolio — Class I	199	1.0
116	ING Short Term Bond Fund — Class R6	1,159	5.8
32	ING Small Company Portfolio — Class I	796	4.0
55	ING T Rowe Price Capital Appreciation Portfolio — Class I	1,571	7.9
53	ING T. Rowe Price Equity Income Portfolio — Class I	885	4.4
12	ING T. Rowe Price Growth Equity Portfolio — Class I	1,061	5.3
56	ING U.S. Bond Index Portfolio — Class I	584	2.9
54	ING U.S. Stock Index Portfolio — Class I	793	4.0

	Total Mutual Funds (Cost $15,706)	18,148	90.8

	Total Investments in Securities (Cost $17,174)	$19,682	98.5
	Assets in Excess of Other Liabilities	298	1.5
	Net Assets	$19,980	100.0

Cost for federal income tax purposes is $17,202.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,534
Gross Unrealized Depreciation	(54)
Net Unrealized Appreciation	$2,480

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,534	$—	$—	$1,534
Mutual Funds	18,148	—	—	18,148
Total Investments, at fair value	$19,682	$—	$—	$19,682

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

86

ING SOLUTION 2030 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Real Estate Portfolio — Class I	$372	$89	$(47)	$(17)	$397	$6	$21	$—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	366	—	(316)	(50)	—	—	90	—
ING Emerging Markets Equity Fund — Class I	570	107	(96)	1	582	6	2	—
ING Floating Rate Fund — Class I	543	112	(70)	(3)	582	27	4	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	348	46	(406)	12	—	—	(39)	—
ING Growth and Income Portfolio — Class I	723	3	(658)	(68)	—	—	170	—
ING High Yield Bond Fund — Class I	—	501	(109)	(1)	391	14	(4)	—
ING Intermediate Bond Fund — Class I	180	66	(247)	1	—	2	—	—
ING Intermediate Bond Fund — Class R6	—	407	(14)	(8)	385	4	(1)	—
ING International Core Fund — Class I	1,108	105	(486)	(29)	698	15	178	2
ING International Index Portfolio — Class I	185	496	(48)	57	690	5	6	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	376	253	(370)	(67)	192	2	44	4
ING Large Cap Growth Portfolio — Class I	1,212	329	(294)	197	1,444	8	154	13
ING Large Cap Value Fund — Class I	950	9	(891)	(68)	—	3	102	—
ING Large Cap Value Fund — Class R6	—	1,316	(205)	79	1,190	13	32	94
ING Limited Maturity Bond Portfolio — Class I	803	—	(802)	(1)	—	—	1	—
ING MidCap Value Fund — Class I	1,108	184	(235)	47	1,104	6	95	170
ING MidCap Opportunities Portfolio — Class I	1,093	29	(212)	181	1,091	—	95	26
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	552	625	(128)	138	1,187	12	47	1
ING Multi-Manager Large Cap Core Portfolio — Class I	—	1,551	(795)	73	829	8	35	—
ING PIMCO High Yield Portfolio — Class I	547	70	(404)	(18)	195	20	25	—
ING PIMCO Total Return Bond Portfolio — Class I	670	56	(563)	(20)	143	5	10	2
ING RussellTM Mid Cap Index Portfolio — Class I	—	198	(23)	24	199	—	1	—
ING Short Term Bond Fund — Class I	270	938	(1,208)	—	—	8	—	—
ING Short Term Bond Fund — Class R6	—	1,270	(112)	1	1,159	7	—	—
ING Small Company Portfolio — Class I	739	69	(128)	116	796	4	64	63
ING T Rowe Price Capital Appreciation Portfolio — Class I	904	661	(103)	109	1,571	18	32	63
ING T. Rowe Price Equity Income Portfolio — Class I	1,139	125	(423)	44	885	16	192	1
ING T. Rowe Price Growth Equity Portfolio — Class I	672	294	(141)	236	1,061	—	86	—
ING Templeton Foreign Equity Portfolio — Class I	562	28	(486)	(104)	—	—	112	—
ING U.S. Bond Index Portfolio — Class I	756	1,999	(2,172)	1	584	20	(67)	16
ING U.S. Stock Index Portfolio — Class I	1,083	1,701	(1,979)	(12)	793	14	255	24
	$17,831	$13,637	$(14,171)	$851	$18,148	$243	$1,742	$479

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

87

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 8.1%
574,976	iShares MSCI EMU Index Fund	$23,792,507	2.1
491,881	iShares iBoxx $ High Yield Corporate Bond Fund	45,685,907	4.0
173,977	iShares MSCI EAFE Index Fund	11,666,898	1.0
201,859	Vanguard FTSE Europe ETF	11,869,309	1.0

	Total Exchange-Traded Funds (Cost $89,027,234)	93,014,621	8.1

MUTUAL FUNDS: 91.9%
	Affiliated Investment Companies: 91.9%
826,117	ING Clarion Real Estate Portfolio — Class I	22,652,115	2.0
3,949,880	ING Emerging Markets Equity Fund — Class I	45,423,619	3.9
3,337,900	ING Floating Rate Fund — Class I	34,113,339	3.0
2,657,128	ING High Yield Bond Fund — Class I	22,160,445	1.9
376,996	ING Intermediate Bond Fund — Class R6	3,675,709	0.3
6,150,147	ING International Core Fund — Class I	69,312,161	6.0
5,751,440	ING International Index Portfolio — Class I	57,744,457	5.0
1,177,205	ING JPMorgan Emerging Markets Equity Portfolio — Class I	22,484,607	1.9
4,580,632	ING Large Cap Growth Portfolio — Class I	87,490,072	7.6
5,475,203	ING Large Cap Value Fund — Class R6	71,944,167	6.2
4,718,099	ING Mid Cap Value Fund — Class I	64,637,952	5.6
3,853,366	ING MidCap Opportunities Portfolio — Class I	63,888,802	5.5
5,777,114	ING Multi-Manager International Equity Fund — Class I	69,498,680	6.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
4,026,946	ING Multi-Manager Large Cap Core Portfolio — Class I	$59,558,526	5.2
1,075,956	ING PIMCO High Yield Portfolio — Class I	11,415,890	1.0
727,496	ING RussellTM Mid Cap Index Portfolio — Class I	11,647,216	1.0
2,260,636	ING Short Term Bond Fund — Class R6	22,628,967	2.0
1,891,740	ING Small Company Portfolio — Class I	46,593,568	4.0
3,246,738	ING T Rowe Price Capital Appreciation Portfolio — Class I	92,012,545	8.0
3,264,314	ING T. Rowe Price Equity Income Portfolio — Class I	54,709,908	4.7
730,537	ING T. Rowe Price Growth Equity Portfolio — Class I	65,098,149	5.6
1,646,641	ING U.S. Bond Index Portfolio — Class I	17,092,135	1.5
3,187,312	ING U.S. Stock Index Portfolio — Class I	46,439,143	4.0

	Total Mutual Funds (Cost $923,935,706)	1,062,222,172	91.9

	Total Investments in Securities (Cost $1,012,962,940)	$1,155,236,793	100.0
	Assets in Excess of Other Liabilities	282,404	—
	Net Assets	$1,155,519,197	100.0

Cost for federal income tax purposes is $1,023,893,021.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$142,814,992
Gross Unrealized Depreciation	(11,471,220)
Net Unrealized Appreciation	$131,343,772

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$93,014,621	$—	$—	$93,014,621
Mutual Funds	1,062,222,172	—	—	1,062,222,172
Total Investments, at fair value	$1,155,236,793	$—	$—	$1,155,236,793

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

88

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Real Estate Portfolio — Class I	$21,930,965	$4,765,653	$(1,884,591)	$(2,159,912)	$22,652,115	$341,362	$2,447,100	$—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	24,245,731	367,185	(21,916,677)	(2,696,239)	—	—	5,300,369	—
ING Emerging Markets Equity Fund — Class I	44,759,957	10,457,114	(9,440,165)	(353,287)	45,423,619	510,267	848,207	—
ING Floating Rate Fund — Class I	32,003,174	8,455,199	(6,267,301)	(77,733)	34,113,339	1,615,751	127,759	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	20,485,517	3,086,163	(25,691,787)	2,120,107	—	—	(3,602,199)	—
ING Growth and Income Portfolio — Class I	45,182,280	1,682,296	(45,144,641)	(1,719,935)	—	356	8,050,666	—
ING High Yield Bond Fund — Class I	—	29,526,323	(7,231,949)	(133,929)	22,160,445	801,766	(215,937)	—
ING Intermediate Bond Fund — Class I	2,659,227	175,722	(2,835,902)	953	—	15,063	(5,863)	—
ING Intermediate Bond Fund — Class R6	—	4,296,261	(583,382)	(37,170)	3,675,709	19,775	(4,423)	—
ING International Core Fund — Class I	108,902,507	15,481,375	(65,591,885)	10,520,164	69,312,161	1,539,904	4,290,639	167,513
ING International Index Portfolio — Class I	10,886,823	47,416,558	(4,347,826)	3,788,902	57,744,457	265,858	602,047	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	33,217,390	19,761,450	(30,100,642)	(393,591)	22,484,607	263,558	(1,864,136)	509,677
ING Large Cap Growth Portfolio — Class I	74,086,510	22,784,478	(19,331,073)	9,950,157	87,490,072	455,256	11,282,952	794,555
ING Large Cap Value Fund — Class I	61,308,553	1,525,225	(57,455,142)	(5,378,636)	—	170,241	7,086,905	—
ING Large Cap Value Fund — Class R6	—	79,353,840	(12,654,745)	5,245,072	71,944,167	794,577	2,497,015	5,660,267
ING Limited Maturity Bond Portfolio — Class I	13,131,419	—	(13,131,699)	280	—	—	(280)	—
ING MidCap Value Fund — Class I	65,309,004	13,935,769	(16,384,885)	1,778,064	64,637,952	325,640	6,448,425	10,062,679
ING MidCap Opportunities Portfolio — Class I	64,463,194	4,550,810	(10,887,223)	5,762,021	63,888,802	19,366	10,349,076	1,494,004
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	32,534,588	38,303,317	(10,849,954)	9,510,729	69,498,680	715,109	1,301,003	66,302
ING Multi-Manager Large Cap Core Portfolio — Class I	—	99,515,202	(45,252,949)	5,296,273	59,558,526	539,028	2,005,869	—
ING PIMCO High Yield Portfolio — Class I	32,280,046	5,854,309	(25,978,688)	(739,777)	11,415,890	1,188,470	1,153,911	—
ING PIMCO Total Return Bond Portfolio — Class I	23,647,825	1,185,002	(24,421,262)	(411,565)	—	—	396,746	—
ING RussellTM Mid Cap Index Portfolio — Class I	—	11,369,118	(1,133,457)	1,411,555	11,647,216	—	89,375	5,889
ING Short Term Bond Fund — Class I	7,963,714	16,526,718	(24,490,431)	(1)	—	148,677	(5,568)	—
ING Short Term Bond Fund — Class R6	—	24,327,333	(1,722,721)	24,355	22,628,967	149,443	(2,417)	—
ING Small Company Portfolio — Class I	43,591,507	5,868,528	(11,031,137)	8,164,670	46,593,568	234,987	2,430,701	3,657,422
ING T Rowe Price Capital Appreciation Portfolio — Class I	47,982,703	47,296,133	(9,980,480)	6,714,189	92,012,545	1,046,446	1,194,222	3,226,781
ING T. Rowe Price Equity Income Portfolio — Class I	69,837,277	9,966,344	(27,817,662)	2,723,949	54,709,908	960,675	11,760,666	39,135
ING T. Rowe Price Growth Equity Portfolio — Class I	42,270,087	19,921,655	(8,761,460)	11,667,867	65,098,149	12,239	8,185,651	—
ING Templeton Foreign Equity Portfolio — Class I	33,148,346	2,412,161	(33,913,821)	(1,646,686)	—	—	2,104,669	—
ING U.S. Bond Index Portfolio — Class I	28,790,103	105,545,206	(117,422,774)	179,600	17,092,135	684,271	(2,782,438)	681,672
ING U.S. Stock Index Portfolio — Class I	69,142,331	105,775,676	(127,100,330)	(1,378,534)	46,439,143	913,905	16,553,124	1,550,455
	$1,053,760,778	$761,488,123	$(820,758,641)	$67,731,912	$1,062,222,172	$13,731,990	$98,023,836	$27,916,351

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

89

ING SOLUTION 2040 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.8%
10	iShares MSCI EMU Index Fund	$414	2.0
4	iShares iBoxx $ High Yield Corporate Bond Fund	372	1.8
3	iShares MSCI EAFE Index Fund	201	0.9
4	Vanguard FTSE Europe ETF	235	1.1

	Total Exchange-Traded Funds (Cost $1,150)	1,222	5.8

MUTUAL FUNDS: 92.9%
	Affiliated Investment Companies: 92.9%
15	ING Clarion Real Estate Portfolio — Class I	409	1.9
71	ING Emerging Markets Equity Fund — Class I	820	3.9
50	ING High Yield Bond Fund — Class I	413	2.0
112	ING International Core Fund — Class I	1,264	6.0
104	ING International Index Portfolio — Class I	1,043	4.9
21	ING JPMorgan Emerging Markets Equity Portfolio — Class I	406	1.9
94	ING Large Cap Growth Portfolio — Class I	1,790	8.4
107	ING Large Cap Value Fund — Class R6	1,403	6.6
93	ING Mid Cap Value Fund — Class I	1,273	6.0
76	ING MidCap Opportunities Portfolio — Class I	1,258	5.9
104	ING Multi-Manager International Equity Fund — Class I	1,255	5.9

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
109	ING Multi-Manager Large Cap Core Portfolio — Class I	$1,619	7.6
19	ING PIMCO High Yield Portfolio — Class I	206	1.0
26	ING RussellTM Mid Cap Index Portfolio — Class I	421	2.0
43	ING Small Company Portfolio — Class I	1,052	5.0
51	ING T Rowe Price Capital Appreciation Portfolio — Class I	1,454	6.9
71	ING T. Rowe Price Equity Income Portfolio — Class I	1,196	5.6
14	ING T. Rowe Price Growth Equity Portfolio — Class I	1,277	6.0
29	ING U.S. Bond Index Portfolio — Class I	304	1.4
58	ING U.S. Stock Index Portfolio — Class I	839	4.0

	Total Mutual Funds (Cost $16,431)	19,702	92.9

	Total Investments in Securities (Cost $17,581)	$20,924	98.7
	Assets in Excess of Other Liabilities	273	1.3
	Net Assets	$21,197	100.0

Cost for federal income tax purposes is $17,585.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,353
Gross Unrealized Depreciation	(14)
Net Unrealized Appreciation	$3,339

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,222	$—	$—	$1,222
Mutual Funds	19,702	—	—	19,702
Total Investments, at fair value	$20,924	$—	$—	$20,924

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

90

ING SOLUTION 2040 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Real Estate Portfolio — Class I	$382	$74	$(36)	$(11)	$409	$6	$16	$—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	422	3	(368)	(57)	—	—	103	—
ING Emerging Markets Equity Fund — Class I	780	160	(116)	(4)	820	9	10	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	357	51	(422)	14	—	—	(42)	—
ING Growth and Income Portfolio — Class I	879	19	(788)	(110)	—	—	248	—
ING High Yield Bond Fund — Class I	—	494	(78)	(3)	413	14	(3)	—
ING International Core Fund — Class I	1,896	189	(788)	(33)	1,264	28	297	3
ING International Index Portfolio — Class I	189	826	(46)	74	1,043	5	6	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	579	316	(392)	(97)	406	5	55	10
ING Large Cap Growth Portfolio — Class I	1,475	355	(307)	267	1,790	9	160	17
ING Large Cap Value Fund — Class I	1,207	12	(1,118)	(101)	—	3	131	—
ING Large Cap Value Fund — Class R6	—	1,505	(216)	114	1,403	16	44	111
ING MidCap Value Fund — Class I	1,232	224	(242)	59	1,273	6	99	196
ING MidCap Opportunities Portfolio — Class I	1,216	42	(215)	215	1,258	—	97	29
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	567	655	(117)	150	1,255	13	43	1
ING Multi-Manager Large Cap Core Portfolio — Class I	—	1,974	(507)	152	1,619	14	23	—
ING PIMCO High Yield Portfolio — Class I	562	80	(423)	(13)	206	21	20	—
ING PIMCO Total Return Bond Portfolio — Class I	366	18	(379)	(5)	—	—	4	—
ING RussellTM Mid Cap Index Portfolio — Class I	—	407	(39)	53	421	—	2	—
ING Small Company Portfolio — Class I	949	92	(149)	160	1,052	5	75	82
ING T Rowe Price Capital Appreciation Portfolio — Class I	836	608	(93)	103	1,454	17	28	59
ING T. Rowe Price Equity Income Portfolio — Class I	1,356	150	(419)	109	1,196	21	192	1
ING T. Rowe Price Growth Equity Portfolio — Class I	828	316	(158)	291	1,277	—	95	—
ING Templeton Foreign Equity Portfolio — Class I	577	30	(497)	(110)	—	—	117	—
ING U.S. Bond Index Portfolio — Class I	410	1,727	(1,834)	1	304	7	(23)	10
ING U.S. Stock Index Portfolio — Class I	1,297	1,841	(2,285)	(14)	839	18	299	29
	$18,362	$12,168	$(12,032)	$1,204	$19,702	$217	$2,096	$548

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

91

ING SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.8%
394,381	iShares MSCI EMU Index Fund	$16,319,486	2.1
147,569	iShares iBoxx $ High Yield Corporate Bond Fund	13,706,209	1.7
119,312	iShares MSCI EAFE Index Fund	8,001,062	1.0
138,456	Vanguard FTSE Europe ETF	8,141,213	1.0

	Total Exchange-Traded Funds (Cost $43,435,046)	46,167,970	5.8

MUTUAL FUNDS: 94.2%
	Affiliated Investment Companies: 94.2%
567,714	ING Clarion Real Estate Portfolio — Class I	15,566,720	2.0
2,714,315	ING Emerging Markets Equity Fund — Class I	31,214,624	3.9
4,232,193	ING International Core Fund — Class I	47,696,813	6.0
3,952,660	ING International Index Portfolio — Class I	39,684,703	5.0
808,964	ING JPMorgan Emerging Markets Equity Portfolio — Class I	15,451,205	1.9
3,672,544	ING Large Cap Growth Portfolio — Class I	70,145,584	8.8
4,063,712	ING Large Cap Value Fund — Class R6	53,397,181	6.7
3,537,171	ING Mid Cap Value Fund — Class I	48,459,245	6.1
2,888,829	ING MidCap Opportunities Portfolio — Class I	47,896,783	6.0
5,293,663	ING Multi-Manager International Equity Fund — Class I	63,682,766	8.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
5,104,954	ING Multi-Manager Large Cap Core Portfolio — Class I	$75,502,273	9.5
734,647	ING PIMCO High Yield Portfolio — Class I	7,794,604	1.0
999,906	ING RussellTM Mid Cap Index Portfolio — Class I	16,008,489	2.0
1,625,065	ING Small Company Portfolio — Class I	40,025,355	5.0
1,667,439	ING T Rowe Price Capital Appreciation Portfolio — Class I	47,255,210	5.9
2,833,678	ING T. Rowe Price Equity Income Portfolio — Class I	47,492,448	6.0
570,486	ING T. Rowe Price Growth Equity Portfolio — Class I	50,836,014	6.4
2,190,369	ING U.S. Stock Index Portfolio — Class I	31,913,678	4.0

	Total Mutual Funds (Cost $633,435,227)	750,023,695	94.2

	Total Investments in Securities (Cost $676,870,273)	$796,191,665	100.0
	Assets in Excess of Other Liabilities	47,750	—
	Net Assets	$796,239,415	100.0

Cost for federal income tax purposes is $683,949,719.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$119,464,124
Gross Unrealized Depreciation	(7,222,178)
Net Unrealized Appreciation	$112,241,946

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$46,167,970	$—	$—	$46,167,970
Mutual Funds	750,023,695	—	—	750,023,695
Total Investments, at fair value	$796,191,665	$—	$—	$796,191,665

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

92

ING SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Real Estate Portfolio — Class I	$14,279,217	$3,801,112	$(2,319,783)	$(193,826)	$15,566,720	$228,140	$356,520	$—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	17,540,729	378,187	(17,490,996)	(427,920)	—	—	2,310,144	—
ING Emerging Markets Equity Fund — Class I	29,113,690	8,285,097	(6,034,090)	(150,073)	31,214,624	351,688	503,645	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	13,341,866	2,352,229	(17,036,463)	1,342,368	—	—	(2,314,209)	—
ING Growth and Income Portfolio — Class I	34,630,405	2,422,417	(35,319,437)	(1,733,385)	—	3,997	7,308,982	—
ING International Core Fund — Class I	70,920,589	12,809,655	(42,313,548)	6,280,117	47,696,813	1,064,756	3,624,242	115,825
ING International Index Portfolio — Class I	7,085,378	32,774,075	(2,770,110)	2,595,360	39,684,703	175,542	386,489	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	21,609,530	14,164,655	(19,538,810)	(784,170)	15,451,205	176,144	(702,335)	340,634
ING Large Cap Growth Portfolio — Class I	56,871,735	18,094,993	(13,532,739)	8,711,595	70,145,584	354,966	7,894,082	619,519
ING Large Cap Value Fund — Class I	45,140,689	1,684,208	(43,195,105)	(3,629,792)	—	127,902	4,765,599	—
ING Large Cap Value Fund — Class R6	—	57,988,531	(8,695,976)	4,104,626	53,397,181	591,389	1,825,247	4,121,767
ING MidCap Value Fund — Class I	46,068,918	12,214,133	(11,167,799)	1,343,993	48,459,245	244,834	4,358,088	7,565,647
ING MidCap Opportunities Portfolio — Class I	45,487,483	4,863,185	(6,765,185)	4,311,300	47,896,783	14,561	7,353,258	1,091,928
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	28,250,839	35,792,147	(8,978,935)	8,618,715	63,682,766	657,152	1,070,701	60,930
ING Multi-Manager Large Cap Core Portfolio — Class I	—	85,386,827	(16,763,830)	6,879,276	75,502,273	668,209	685,985	—
ING PIMCO High Yield Portfolio — Class I	7,013,344	9,811,645	(9,064,939)	34,554	7,794,604	242,180	(99,574)	—
ING PIMCO Total Return Bond Portfolio — Class I	5,081,005	2,667	(5,023,115)	(60,557)	—	—	56,382	—
ING RussellTM Mid Cap Index Portfolio — Class I	—	15,565,384	(1,540,455)	1,983,560	16,008,489	—	94,213	7,960
ING Small Company Portfolio — Class I	35,484,012	6,129,040	(4,587,966)	3,000,269	40,025,355	194,004	5,867,062	3,019,549
ING T Rowe Price Capital Appreciation Portfolio — Class I	32,989,444	17,076,126	(6,322,096)	3,511,736	47,255,210	573,585	1,304,200	2,275,939
ING T. Rowe Price Equity Income Portfolio — Class I	52,479,227	9,162,483	(18,247,061)	4,097,799	47,492,448	832,220	7,598,115	33,060
ING T. Rowe Price Growth Equity Portfolio — Class I	32,693,570	14,939,238	(6,891,465)	10,094,671	50,836,014	9,326	5,122,567	—
ING Templeton Foreign Equity Portfolio — Class I	28,769,036	2,702,651	(30,125,975)	(1,345,712)	—	—	1,719,845	—
ING U.S. Bond Index Portfolio — Class I	10,184,319	49,468,693	(59,757,448)	104,436	—	103,127	(391,351)	232,791
ING U.S. Stock Index Portfolio — Class I	51,963,133	74,708,598	(93,596,092)	(1,161,961)	31,913,678	628,966	12,405,396	1,062,350
	$686,998,158	$492,577,976	$(487,079,418)	$57,526,979	$750,023,695	$7,242,688	$73,103,293	$20,547,899

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

93

ING SOLUTION 2050 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.7%
10	iShares MSCI EMU Index Fund	$414	1.9
4	iShares iBoxx $ High Yield Corporate Bond Fund	371	1.7
3	iShares MSCI EAFE Index Fund	201	1.0
4	Vanguard FTSE Europe ETF	235	1.1

	Total Exchange-Traded Funds (Cost $1,149)	1,221	5.7

MUTUAL FUNDS: 92.9%
	Affiliated Investment Companies: 92.9%
15	ING Clarion Real Estate Portfolio — Class I	412	1.9
72	ING Emerging Markets Equity Fund — Class I	826	3.9
113	ING International Core Fund — Class I	1,273	6.0
105	ING International Index Portfolio — Class I	1,051	4.9
21	ING JPMorgan Emerging Markets Equity Portfolio — Class I	409	1.9
97	ING Large Cap Growth Portfolio — Class I	1,857	8.7
108	ING Large Cap Value Fund — Class R6	1,414	6.6
94	ING Mid Cap Value Fund — Class I	1,282	6.0
76	ING MidCap Opportunities Portfolio — Class I	1,268	5.9
140	ING Multi-Manager International Equity Fund — Class I	1,686	7.9

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
135	ING Multi-Manager Large Cap Core Portfolio — Class I	$1,999	9.3
20	ING PIMCO High Yield Portfolio — Class I	207	1.0
26	ING RussellTM Mid Cap Index Portfolio — Class I	424	2.0
43	ING Small Company Portfolio — Class I	1,059	4.9
44	ING T Rowe Price Capital Appreciation Portfolio — Class I	1,255	5.9
75	ING T. Rowe Price Equity Income Portfolio — Class I	1,257	5.9
15	ING T. Rowe Price Growth Equity Portfolio — Class I	1,340	6.3
58	ING U.S. Stock Index Portfolio — Class I	845	3.9

	Total Mutual Funds (Cost $16,483)	19,864	92.9

	Total Investments in Securities (Cost $17,632)	$21,085	98.6
	Assets in Excess of Other Liabilities	293	1.4
	Net Assets	$21,378	100.0

Cost for federal income tax purposes is $17,635.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,456
Gross Unrealized Depreciation	(6)
Net Unrealized Appreciation	$3,450

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,221	$—	$—	$1,221
Mutual Funds	19,864	—	—	19,864
Total Investments, at fair value	$21,085	$—	$—	$21,085

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

94

ING SOLUTION 2050 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Real Estate Portfolio — Class I	$381	$76	$(34)	$(11)	$412	$6	$15	$—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	469	3	(395)	(77)	—	—	128	—
ING Emerging Markets Equity Fund — Class I	778	163	(111)	(4)	826	9	10	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	356	53	(423)	14	—	—	(42)	—
ING Growth and Income Portfolio — Class I	926	22	(830)	(118)	—	—	269	—
ING International Core Fund — Class I	1,892	192	(782)	(29)	1,273	28	293	3
ING International Index Portfolio — Class I	189	832	(44)	74	1,051	5	5	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	578	319	(390)	(98)	409	5	55	10
ING Large Cap Growth Portfolio — Class I	1,517	363	(307)	284	1,857	10	160	17
ING Large Cap Value Fund — Class I	1,204	13	(1,118)	(99)	—	3	129	—
ING Large Cap Value Fund — Class R6	—	1,515	(217)	116	1,414	16	44	111
ING MidCap Value Fund — Class I	1,229	230	(238)	61	1,282	6	96	198
ING MidCap Opportunities Portfolio — Class I	1,214	43	(208)	219	1,268	—	94	29
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	754	880	(150)	202	1,686	17	55	2
ING Multi-Manager Large Cap Core Portfolio — Class I	—	2,197	(384)	186	1,999	18	17	—
ING PIMCO High Yield Portfolio — Class I	187	231	(211)	—	207	6	(3)	—
ING PIMCO Total Return Bond Portfolio — Class I	136	—	(133)	(3)	—	—	2	—
ING RussellTM Mid Cap Index Portfolio — Class I	—	408	(37)	53	424	—	2	—
ING Small Company Portfolio — Class I	947	94	(145)	163	1,059	5	73	82
ING T Rowe Price Capital Appreciation Portfolio — Class I	880	374	(97)	98	1,255	15	30	62
ING T. Rowe Price Equity Income Portfolio — Class I	1,400	159	(422)	120	1,257	22	194	1
ING T. Rowe Price Growth Equity Portfolio — Class I	872	319	(160)	309	1,340	—	96	—
ING Templeton Foreign Equity Portfolio — Class I	768	41	(666)	(143)	—	—	153	—
ING U.S. Bond Index Portfolio — Class I	272	1,343	(1,617)	2	—	3	(10)	6
ING U.S. Stock Index Portfolio — Class I	1,386	1,906	(2,427)	(20)	845	17	323	29
	$18,335	$11,776	$(11,546)	$1,299	$19,864	$191	$2,188	$550

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

95

ING SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.6%
43,315	iShares MSCI EMU Index Fund	$1,792,375	2.0
16,207	iShares iBoxx $ High Yield Corporate Bond Fund	1,505,306	1.6
13,120	iShares MSCI EAFE Index Fund	879,827	1.0
15,223	Vanguard FTSE Europe ETF	895,113	1.0

	Total Exchange-Traded Funds (Cost $4,772,900)	5,072,621	5.6

MUTUAL FUNDS: 94.4%
	Affiliated Investment Companies: 94.4%
64,957	ING Clarion Real Estate Portfolio — Class I	1,781,117	2.0
310,632	ING Emerging Markets Equity Fund — Class I	3,572,267	3.9
497,002	ING International Core Fund — Class I	5,601,214	6.1
452,342	ING International Index Portfolio — Class I	4,541,513	5.0
92,602	ING JPMorgan Emerging Markets Equity Portfolio — Class I	1,768,705	1.9
420,048	ING Large Cap Growth Portfolio — Class I	8,022,908	8.8
464,940	ING Large Cap Value Fund — Class R6	6,109,318	6.7
404,514	ING Mid Cap Value Fund — Class I	5,541,847	6.1
330,430	ING MidCap Opportunities Portfolio — Class I	5,478,532	6.0
605,689	ING Multi-Manager International Equity Fund — Class I	7,286,442	8.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
583,993	ING Multi-Manager Large Cap Core Portfolio — Class I	$8,637,250	9.5
83,146	ING PIMCO High Yield Portfolio — Class I	882,174	1.0
114,365	ING RussellTM Mid Cap Index Portfolio — Class I	1,830,984	2.0
185,877	ING Small Company Portfolio — Class I	4,578,153	5.0
193,314	ING T Rowe Price Capital Appreciation Portfolio — Class I	5,478,522	6.0
324,209	ING T. Rowe Price Equity Income Portfolio — Class I	5,433,745	6.0
65,214	ING T. Rowe Price Growth Equity Portfolio — Class I	5,811,222	6.4
250,552	ING U.S. Stock Index Portfolio — Class I	3,650,544	4.0

	Total Mutual Funds (Cost $76,586,733)	86,006,457	94.4

	Total Investments in Securities (Cost $81,359,633)	$91,079,078	100.0
	Assets in Excess of Other Liabilities	39,891	—
	Net Assets	$91,118,969	100.0

Cost for federal income tax purposes is $81,567,966.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,732,325
Gross Unrealized Depreciation	(221,213)
Net Unrealized Appreciation	$9,511,112

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,072,621	$—	$—	$5,072,621
Mutual Funds	86,006,457	—	—	86,006,457
Total Investments, at fair value	$91,079,078	$—	$—	$91,079,078

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

96

ING SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Real Estate Portfolio — Class I	$1,044,598	$915,406	$(139,230)	$(39,657)	$1,781,117	$21,772	$30,340	$—
ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) — Class I	1,285,412	216,574	(1,425,496)	(76,490)	—	—	220,076	—
ING Emerging Markets Equity Fund — Class I	2,143,043	1,879,473	(483,163)	32,914	3,572,267	39,454	19,155	—
ING Goldman Sachs Commodity Strategy Portfolio — Class I	977,801	420,387	(1,441,376)	43,188	—	—	(125,377)	—
ING Growth and Income Portfolio — Class I	2,542,966	968,266	(3,410,100)	(101,132)	—	406	569,319	—
ING International Core Fund — Class I	5,188,726	3,876,507	(3,693,527)	229,508	5,601,214	121,039	705,878	13,167
ING International Index Portfolio — Class I	518,428	4,028,278	(277,848)	272,655	4,541,513	15,324	36,466	—
ING JPMorgan Emerging Markets Equity Portfolio — Class I	1,594,778	2,093,918	(1,793,011)	(126,980)	1,768,705	16,815	(5,452)	32,518
ING Large Cap Growth Portfolio — Class I	4,164,339	4,060,348	(1,400,718)	1,198,939	8,022,908	33,873	376,525	59,118
ING Large Cap Value Fund — Class I	3,303,997	818,879	(4,005,053)	(117,823)	—	10,660	262,514	—
ING Large Cap Value Fund — Class R6	—	6,523,409	(767,757)	353,666	6,109,318	62,388	114,545	409,945
ING MidCap Value Fund — Class I	3,370,498	2,955,620	(895,627)	111,356	5,541,847	27,463	266,138	848,659
ING MidCap Opportunities Portfolio — Class I	3,329,178	2,128,402	(868,995)	889,947	5,478,532	1,657	176,294	102,094
ING Multi-Manager International Fund (formerly, ING International Growth Fund) — Class I	2,067,099	4,991,900	(635,041)	862,484	7,286,442	73,777	81,684	6,836
ING Multi-Manager Large Cap Core Portfolio — Class I	—	9,274,935	(1,375,561)	737,876	8,637,250	75,533	61,425	—
ING PIMCO High Yield Portfolio — Class I	513,222	1,383,503	(1,020,121)	5,570	882,174	28,035	(12,738)	—
ING PIMCO Total Return Bond Portfolio — Class I	372,160	2,627	(371,121)	(3,666)	—	—	3,361	—
ING RussellTM Mid Cap Index Portfolio — Class I	—	1,718,890	(97,912)	210,006	1,830,984	—	7,163	816
ING Small Company Portfolio — Class I	2,596,236	1,908,695	(671,748)	744,970	4,578,153	16,950	96,856	263,823
ING T Rowe Price Capital Appreciation Portfolio — Class I	2,414,790	3,199,549	(467,996)	332,179	5,478,522	63,630	104,214	217,137
ING T. Rowe Price Equity Income Portfolio — Class I	3,840,296	2,624,886	(1,659,492)	628,055	5,433,745	92,226	412,833	3,154
ING T. Rowe Price Growth Equity Portfolio — Class I	2,394,238	2,853,932	(656,939)	1,219,991	5,811,222	908	256,891	—
ING Templeton Foreign Equity Portfolio — Class I	2,104,070	773,686	(2,710,876)	(166,880)	—	—	181,788	—
ING U.S. Bond Index Portfolio — Class I	745,937	4,706,654	(5,458,184)	5,593	—	10,576	(28,726)	20,335
ING U.S. Stock Index Portfolio — Class I	3,801,931	8,557,667	(8,747,924)	38,870	3,650,544	68,709	913,578	101,403
	$50,313,743	$72,882,391	$(44,474,816)	$7,285,139	$86,006,457	$781,195	$4,724,750	$2,079,005

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

97

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING Solution Balanced Portfolio
Class ADV	NII	$0.2027
Class I	NII	$0.2450
Class S	NII	$0.2245
Class S2	NII	$0.2142
All Classes	STCG	$0.0981
All Classes	LTCG	$0.1456
ING Solution Conservative Portfolio
Class ADV	NII	$0.2894
Class I	NII	$0.3337
Class S	NII	$0.3129
Class S2	NII	$0.3011
All Classes	STCG	$0.0448
All Classes	LTCG	$0.0604
ING Solution Income Portfolio
Class ADV	NII	$0.3465
Class I	NII	$0.4083
Class S	NII	$0.3769
Class S2	NII	$0.3670
Class T	NII	$0.3486
ING Solution Moderately Aggressive Portfolio
Class ADV	NII	$0.2077
Class I	NII	$0.2585
Class S	NII	$0.2350
Class S2	NII	$0.2330
All Classes	STCG	$0.1164
All Classes	LTCG	$0.2342
ING Solution Moderately Conservative Portfolio
Class ADV	NII	$0.2694
Class I	NII	$0.3175
Class S	NII	$0.2935
Class S2	NII	$0.2899
All Classes	STCG	$0.1766
All Classes	LTCG	$0.1156
ING Solution 2015 Portfolio
Class ADV	NII	$0.3463
Class I	NII	$0.4096
Class S	NII	$0.3768
Class S2	NII	$0.3601
Class T	NII	$0.3225
ING Solution 2020 Portfolio
Class ADV	NII	$0.2936
Class I	NII	$0.3419
Class S	NII	$0.2485
Class S2	NII	$0.3058
Class T	NII	$0.2686
All Classes	STCG	$0.7162
All Classes	LTCG	$0.0824
ING Solution 2025 Portfolio
Class ADV	NII	$0.2467
Class I	NII	$0.3100
Class S	NII	$0.2796
Class S2	NII	$0.2632
Class T	NII	$0.2159
ING Solution 2030 Portfolio
Class ADV	NII	$0.2374
Class I	NII	$0.2893
Class S	NII	$0.1938
Class S2	NII	$0.2493
Class T	NII	$0.2095
All Classes	STCG	$0.7255
All Classes	LTCG	$0.1143
ING Solution 2035 Portfolio
Class ADV	NII	$0.2084
Class I	NII	$0.2755
Class S	NII	$0.2451
Class S2	NII	$0.2244
Class T	NII	$0.1729
ING Solution 2040 Portfolio
Class ADV	NII	$0.2052
Class I	NII	$0.2673
Class S	NII	$0.1667
Class S2	NII	$0.2170
Class T	NII	$0.1836
All Classes	STCG	$0.7514
All Classes	LTCG	$0.1422
ING Solution 2045 Portfolio
Class ADV	NII	$0.1813
Class I	NII	$0.2479
Class S	NII	$0.2189
Class S2	NII	$0.1899
Class T	NII	$0.1330
ING Solution 2050 Portfolio
Class ADV	NII	$0.1940
Class I	NII	$0.2559
Class S	NII	$0.1554
Class S2	NII	$0.2058
Class T	NII	$0.1722
All Classes	STCG	$0.7355
All Classes	LTCG	$0.1442
ING Solution 2055 Portfolio
Class ADV	NII	$0.1369
Class I	NII	$0.1760
Class S	NII	$0.1587
Class S2	NII	$0.1414
Class T	NII	$0.1457
All Classes	STCG	$0.0664
All Classes	LTCG	$0.1510

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

98

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Partners, Inc. Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5	To elect 13 nominees to the Board.

6	To approve an amended advisory fee structure that could increase the advisory fee with respect to the portfolio.

7	To approve a new investment sub-advisory agreement between DSL and ING IM with respect to certain Portfolios and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control events that occur as part of the Separation Plan.

8	To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Balanced Portfolio	1	*	388,581.000	0.000	45,757.000	0.000	434,338.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	434,338.000	0.000	0.000	0.000	434,338.000
John V. Boyer	5	*	434,338.000	0.000	0.000	0.000	434,338.000
Patricia W. Chadwick	5	*	434,338.000	0.000	0.000	0.000	434,338.000
Albert E. DePrince, Jr.	5	*	434,338.000	0.000	0.000	0.000	434,338.000
Peter S. Drotch	5	*	434,338.000	0.000	0.000	0.000	434,338.000
J. Michael Earley	5	*	434,338.000	0.000	0.000	0.000	434,338.000
Martin J. Gavin**	5	*	434,338.000	0.000	0.000	0.000	434,338.000
Russell H. Jones	5	*	434,338.000	0.000	0.000	0.000	434,338.000
Patrick W. Kenny	5	*	434,338.000	0.000	0.000	0.000	434,338.000
Shaun P. Mathews	5	*	434,338.000	0.000	0.000	0.000	434,338.000
Joseph E. Obermeyer	5	*	434,338.000	0.000	0.000	0.000	434,338.000
Sheryl K. Pressler	5	*	434,338.000	0.000	0.000	0.000	434,338.000
Roger B. Vincent	5	*	434,338.000	0.000	0.000	0.000	434,338.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	296,369.334	92,211.333	45,757.333	0.000	434,338.000
7	*	345,557.667	43,022.667	45,757.666	0.000	434,338.000
8	*	355,697.500	78,640.500	0.000	0.000	434,338.000

*	Proposals deferred; adjourned to April 26, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Conservative Portfolio	1	*	19,613.000	0.000	32,683.000	0.000	52,296.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	52,296.000	0.000	0.000	0.000	52,296.000
John V. Boyer	5	*	52,296.000	0.000	0.000	0.000	52,296.000
Patricia W. Chadwick	5	*	52,296.000	0.000	0.000	0.000	52,296.000
Albert E. DePrince, Jr.	5	*	52,296.000	0.000	0.000	0.000	52,296.000
Peter S. Drotch	5	*	52,296.000	0.000	0.000	0.000	52,296.000
J. Michael Earley	5	*	52,296.000	0.000	0.000	0.000	52,296.000
Martin J. Gavin**	5	*	52,296.000	0.000	0.000	0.000	52,296.000
Russell H. Jones	5	*	52,296.000	0.000	0.000	0.000	52,296.000
Patrick W. Kenny	5	*	52,296.000	0.000	0.000	0.000	52,296.000
Shaun P. Mathews	5	*	52,296.000	0.000	0.000	0.000	52,296.000
Joseph E. Obermeyer	5	*	52,296.000	0.000	0.000	0.000	52,296.000
Sheryl K. Pressler	5	*	52,296.000	0.000	0.000	0.000	52,296.000
Roger B. Vincent	5	*	52,296.000	0.000	0.000	0.000	52,296.000

99

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	15,835.667	3,776.667	32,683.666	0.000	52,296.000
7	*	19,613.000	0.000	32,683.000	0.000	52,296.000
8	*	17,213.667	2,398.667	32,683.666	0.000	52,296.000

*	Proposals deferred; adjourned to April 26, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Income Portfolio	1	*	3,186,644.000	263,014.000	217,621.000	0.000	3,667,279.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000
John V. Boyer	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000
Patricia W. Chadwick	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000
Albert E. DePrince, Jr.	5	*	3,573,560.000	93,719.000	0.000	0.000	3,667,279.000
Peter S. Drotch	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000
J. Michael Earley	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000
Martin J. Gavin**	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000
Russell H. Jones	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000
Patrick W. Kenny	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000
Shaun P. Mathews	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000
Joseph E. Obermeyer	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000
Sheryl K. Pressler	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000
Roger B. Vincent	5	*	3,574,080.000	93,199.000	0.000	0.000	3,667,279.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	2,712,891.334	734,035.333	220,352.333	0.000	3,667,279.000
7	*	3,093,285.000	308,736.000	265,258.000	0.000	3,667,279.000
8	*	3,131,330.667	432,468.667	103,479.666	0.000	3,667,279.000

*	Proposals deferred; adjourned to April 26, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Moderately Aggressive Portfolio	1	*	27,259.000	0.000	4,447.000	0.000	31,706.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	31,706.000	0.000	0.000	0.000	31,706.000
John V. Boyer	5	*	31,706.000	0.000	0.000	0.000	31,706.000
Patricia W. Chadwick	5	*	31,706.000	0.000	0.000	0.000	31,706.000
Albert E. DePrince, Jr.	5	*	31,706.000	0.000	0.000	0.000	31,706.000
Peter S. Drotch	5	*	31,706.000	0.000	0.000	0.000	31,706.000
J. Michael Earley	5	*	31,706.000	0.000	0.000	0.000	31,706.000
Martin J. Gavin**	5	*	31,706.000	0.000	0.000	0.000	31,706.000
Russell H. Jones	5	*	31,706.000	0.000	0.000	0.000	31,706.000
Patrick W. Kenny	5	*	31,706.000	0.000	0.000	0.000	31,706.000
Shaun P. Mathews	5	*	31,706.000	0.000	0.000	0.000	31,706.000
Joseph E. Obermeyer	5	*	31,706.000	0.000	0.000	0.000	31,706.000
Sheryl K. Pressler	5	*	31,706.000	0.000	0.000	0.000	31,706.000
Roger B. Vincent	5	*	31,706.000	0.000	0.000	0.000	31,706.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	21,967.000	5,292.000	4,447.000	0.000	31,706.000
7	*	27,259.000	0.000	4,447.000	0.000	31,706.000
8	*	26,330.000	929.000	4,447.000	0.000	31,706.000

*	Proposals deferred; adjourned to April 26, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

100

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Moderately Conservative Portfolio	1	*	451,157.000	54,664.000	39,555.000	0.000	545,376.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	545,376.000	0.000	0.000	0.000	545,376.000
John V. Boyer	5	*	545,376.000	0.000	0.000	0.000	545,376.000
Patricia W. Chadwick	5	*	545,376.000	0.000	0.000	0.000	545,376.000
Albert E. DePrince, Jr.	5	*	545,376.000	0.000	0.000	0.000	545,376.000
Peter S. Drotch	5	*	545,376.000	0.000	0.000	0.000	545,376.000
J. Michael Earley	5	*	545,376.000	0.000	0.000	0.000	545,376.000
Martin J. Gavin**	5	*	545,376.000	0.000	0.000	0.000	545,376.000
Russell H. Jones	5	*	545,376.000	0.000	0.000	0.000	545,376.000
Patrick W. Kenny	5	*	545,376.000	0.000	0.000	0.000	545,376.000
Shaun P. Mathews	5	*	545,376.000	0.000	0.000	0.000	545,376.000
Joseph E. Obermeyer	5	*	545,376.000	0.000	0.000	0.000	545,376.000
Sheryl K. Pressler	5	*	545,376.000	0.000	0.000	0.000	545,376.000
Roger B. Vincent	5	*	545,376.000	0.000	0.000	0.000	545,376.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	202,191.000	328,940.000	14,245.000	0.000	545,376.000
7	*	464,638.000	41,183.000	39,555.000	0.000	545,376.000
8	*	478,883.500	66,492.500	0.000	0.000	545,376.000

*	Proposals deferred; adjourned to April 26, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2015 Portfolio	1	*	10,739,041.000	778,938.000	894,604.000	0.000	12,412,583.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	11,858,924.500	553,658.500	0.000	0.000	12,412,583.000
John V. Boyer	5	*	11,627,283.500	785,299.500	0.000	0.000	12,412,583.000
Patricia W. Chadwick	5	*	11,858,924.500	553,658.500	0.000	0.000	12,412,583.000
Albert E. DePrince, Jr.	5	*	11,627,283.500	785,299.500	0.000	0.000	12,412,583.000
Peter S. Drotch	5	*	11,610,338.500	802,244.500	0.000	0.000	12,412,583.000
J. Michael Earley	5	*	11,627,283.500	785,299.500	0.000	0.000	12,412,583.000
Martin J. Gavin**	5	*	11,627,283.500	785,299.500	0.000	0.000	12,412,583.000
Russell H. Jones	5	*	11,627,283.500	785,299.500	0.000	0.000	12,412,583.000
Patrick W. Kenny	5	*	11,627,283.500	785,299.500	0.000	0.000	12,412,583.000
Shaun P. Mathews	5	*	11,627,283.500	785,299.500	0.000	0.000	12,412,583.000
Joseph E. Obermeyer	5	*	11,858,924.500	553,658.500	0.000	0.000	12,412,583.000
Sheryl K. Pressler	5	*	11,627,283.500	785,299.500	0.000	0.000	12,412,583.000
Roger B. Vincent	5	*	11,627,283.500	785,299.500	0.000	0.000	12,412,583.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	7,549,878.667	3,942,470.667	920,233.666	0.000	12,412,583.000
7	*	10,048,014.000	1,217,829.000	1,146,740.000	0.000	12,412,583.000
8	*	9,593,227.667	1,770,918.667	1,048,436.666	0.000	12,412,583.000

*	Proposals deferred; adjourned to April 26, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2020 Portfolio	1	*	1,500.000	0.000	0.000	0.000	1,500.000
	6	*	1,500.000	0.000	0.000	0.000	1,500.000
	7	*	1,500.000	0.000	0.000	0.000	1,500.000
	8	*	1,500.000	0.000	0.000	0.000	1,500.000

*	Proposals Passed

101

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2025 Portfolio	1	*	15,891,310.000	704,607.000	2,187,680.000	0.000	18,783,597.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	17,353,763.000	1,429,834.000	0.000	0.000	18,783,597.000
John V. Boyer	5	*	17,617,387.000	1,166,210.000	0.000	0.000	18,783,597.000
Patricia W. Chadwick	5	*	17,348,043.000	1,435,554.000	0.000	0.000	18,783,597.000
Albert E. DePrince, Jr.	5	*	17,617,387.000	1,166,210.000	0.000	0.000	18,783,597.000
Peter S. Drotch	5	*	17,615,076.000	1,168,521.000	0.000	0.000	18,783,597.000
J. Michael Earley	5	*	17,610,542.000	1,173,055.000	0.000	0.000	18,783,597.000
Martin J. Gavin**	5	*	17,587,902.000	1,195,695.000	0.000	0.000	18,783,597.000
Russell H. Jones	5	*	17,617,387.000	1,166,210.000	0.000	0.000	18,783,597.000
Patrick W. Kenny	5	*	17,608,231.000	1,175,366.000	0.000	0.000	18,783,597.000
Shaun P. Mathews	5	*	17,617,328.000	1,166,269.000	0.000	0.000	18,783,597.000
Joseph E. Obermeyer	5	*	17,617,328.000	1,166,269.000	0.000	0.000	18,783,597.000
Sheryl K. Pressler	5	*	17,356,073.000	1,427,524.000	0.000	0.000	18,783,597.000
Roger B. Vincent	5	*	17,605,269.000	1,178,328.000	0.000	0.000	18,783,597.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	11,917,115.667	5,260,964.667	1,605,516.666	0.000	18,783,597.000
7	*	15,491,322.000	1,072,282.000	2,219,993.000	0.000	18,783,597.000
8	*	14,049,791.334	2,854,059.333	1,879,746.333	0.000	18,783,597.000

*	Proposals deferred; adjourned to April 26, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2030 Portfolio	1	*	1,500.000	0.000	0.000	0.000	1,500.000
	6	*	1,500.000	0.000	0.000	0.000	1,500.000
	7	*	1,500.000	0.000	0.000	0.000	1,500.000
	8	*	1,500.000	0.000	0.000	0.000	1,500.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2035 Portfolio	1	*	12,092,133.000	1,576,659.000	1,064,424.000	0.000	14,733,216.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	13,209,904.500	1,523,311.500	0.000	0.000	14,733,216.000
John V. Boyer	5	*	13,210,788.500	1,522,427.500	0.000	0.000	14,733,216.000
Patricia W. Chadwick	5	*	13,189,083.500	1,544,132.500	0.000	0.000	14,733,216.000
Albert E. DePrince, Jr.	5	*	13,210,389.500	1,522,826.500	0.000	0.000	14,733,216.000
Peter S. Drotch	5	*	13,210,757.500	1,522,458.500	0.000	0.000	14,733,216.000
J. Michael Earley	5	*	13,210,788.500	1,522,427.500	0.000	0.000	14,733,216.000
Martin J. Gavin**	5	*	13,210,788.500	1,522,427.500	0.000	0.000	14,733,216.000
Russell H. Jones	5	*	13,210,788.500	1,522,427.500	0.000	0.000	14,733,216.000
Patrick W. Kenny	5	*	13,210,757.500	1,522,458.500	0.000	0.000	14,733,216.000
Shaun P. Mathews	5	*	13,210,788.500	1,522,427.500	0.000	0.000	14,733,216.000
Joseph E. Obermeyer	5	*	13,210,788.500	1,522,427.500	0.000	0.000	14,733,216.000
Sheryl K. Pressler	5	*	13,189,083.500	1,544,132.500	0.000	0.000	14,733,216.000
Roger B. Vincent	5	*	13,210,757.500	1,522,458.500	0.000	0.000	14,733,216.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	9,152,284.667	4,828,496.667	752,434.666	0.000	14,733,216.000
7	*	11,689,973.334	1,928,042.333	1,115,200.333	0.000	14,733,216.000
8	*	10,308,260.334	3,564,696.333	860,259.333	0.000	14,733,216.000

*	Proposals deferred; adjourned to April 26, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

102

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2040 Portfolio	1	*	1,500.000	0.000	0.000	0.000	1,500.000
	6	*	1,500.000	0.000	0.000	0.000	1,500.000
	7	*	1,500.000	0.000	0.000	0.000	1,500.000
	8	*	1,500.000	0.000	0.000	0.000	1,500.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2045 Portfolio	1	*	8,367,180.000	435,325.000	875,851.000	0.000	9,678,356.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	9,237,963.500	440,392.500	0.000	0.000	9,678,356.000
John V. Boyer	5	*	9,437,919.500	240,436.500	0.000	0.000	9,678,356.000
Patricia W. Chadwick	5	*	9,437,919.500	240,436.500	0.000	0.000	9,678,356.000
Albert E. DePrince, Jr.	5	*	9,437,548.500	240,807.500	0.000	0.000	9,678,356.000
Peter S. Drotch	5	*	9,437,650.500	240,705.500	0.000	0.000	9,678,356.000
J. Michael Earley	5	*	9,437,919.500	240,436.500	0.000	0.000	9,678,356.000
Martin J. Gavin**	5	*	9,437,919.500	240,436.500	0.000	0.000	9,678,356.000
Russell H. Jones	5	*	9,437,919.500	240,436.500	0.000	0.000	9,678,356.000
Patrick W. Kenny	5	*	9,437,919.500	240,436.500	0.000	0.000	9,678,356.000
Shaun P. Mathews	5	*	9,437,919.500	240,436.500	0.000	0.000	9,678,356.000
Joseph E. Obermeyer	5	*	9,437,919.500	240,436.500	0.000	0.000	9,678,356.000
Sheryl K. Pressler	5	*	9,430,990.500	247,365.500	0.000	0.000	9,678,356.000
Roger B. Vincent	5	*	9,241,089.500	437,266.500	0.000	0.000	9,678,356.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	6,630,918.334	2,258,636.333	788,801.333	0.000	9,678,356.000
7	*	8,140,417.667	653,856.667	884,081.666	0.000	9,678,356.000
8	*	7,898,667.667	1,079,862.667	699,825.666	0.000	9,678,356.000

*	Proposals deferred; adjourned to April 26, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2050 Portfolio	1	*	1,500.000	0.000	0.000	0.000	1,500.000
	6	*	1,500.000	0.000	0.000	0.000	1,500.000
	7	*	1,500.000	0.000	0.000	0.000	1,500.000
	8	*	1,500.000	0.000	0.000	0.000	1,500.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2055 Portfolio	1	*	501,945.000	51,123.000	25,307.000	0.000	578,375.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	545,550.500	32,824.500	0.000	0.000	578,375.000
John V. Boyer	5	*	546,833.500	31,541.500	0.000	0.000	578,375.000
Patricia W. Chadwick	5	*	545,550.500	32,824.500	0.000	0.000	578,375.000
Albert E. DePrince, Jr.	5	*	555,209.500	23,165.500	0.000	0.000	578,375.000
Peter S. Drotch	5	*	546,833.500	31,541.500	0.000	0.000	578,375.000
J. Michael Earley	5	*	546,833.500	31,541.500	0.000	0.000	578,375.000
Martin J. Gavin**	5	*	555,209.500	23,165.500	0.000	0.000	578,375.000
Russell H. Jones	5	*	555,209.500	23,165.500	0.000	0.000	578,375.000
Patrick W. Kenny	5	*	555,209.500	23,165.500	0.000	0.000	578,375.000
Shaun P. Mathews	5	*	555,209.500	23,165.500	0.000	0.000	578,375.000
Joseph E. Obermeyer	5	*	546,833.500	31,541.500	0.000	0.000	578,375.000
Sheryl K. Pressler	5	*	545,550.500	32,824.500	0.000	0.000	578,375.000
Roger B. Vincent	5	*	555,209.500	23,165.500	0.000	0.000	578,375.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	424,823.667	113,902.667	39,648.666	0.000	578,375.000
7	*	486,882.000	57,205.000	34,288.000	0.000	578,375.000
8	*	474,773.667	77,917.667	25,683.666	0.000	578,375.000

*	Proposals deferred; adjourned to April 26, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

103

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING Partners, Inc. Registrant was held April 26, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Balanced Portfolio	1	*	849,956.000	0.000	111,384.000	0.000	961,340.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	961,340.000	0.000	0.000	0.000	961,340.000
John V. Boyer	5	*	961,340.000	0.000	0.000	0.000	961,340.000
Patricia W. Chadwick	5	*	961,340.000	0.000	0.000	0.000	961,340.000
Albert E. DePrince, Jr.	5	*	961,340.000	0.000	0.000	0.000	961,340.000
Peter S. Drotch	5	*	961,340.000	0.000	0.000	0.000	961,340.000
J. Michael Earley	5	*	961,340.000	0.000	0.000	0.000	961,340.000
Martin J. Gavin**	5	*	961,340.000	0.000	0.000	0.000	961,340.000
Russell H. Jones	5	*	961,340.000	0.000	0.000	0.000	961,340.000
Patrick W. Kenny	5	*	961,340.000	0.000	0.000	0.000	961,340.000
Shaun P. Mathews	5	*	961,340.000	0.000	0.000	0.000	961,340.000
Joseph E. Obermeyer	5	*	961,340.000	0.000	0.000	0.000	961,340.000
Sheryl K. Pressler	5	*	961,340.000	0.000	0.000	0.000	961,340.000
Roger B. Vincent	5	*	961,340.000	0.000	0.000	0.000	961,340.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	708,240.334	207,342.333	45,757.333	0.000	961,340.000
7	*	842,002.667	7,952.667	111,384.666	0.000	961,340.000
8	*	852,142.667	43,570.667	65,626.666	0.000	961,340.000

*	Proposals deferred; adjourned to May 13, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Conservative Portfolio	1	*	131,450.000	0.000	37,722.000	0.000	169,172.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	168,920.000	252.000	0.000	0.000	169,172.000
John V. Boyer	5	*	168,920.000	252.000	0.000	0.000	169,172.000
Patricia W. Chadwick	5	*	168,920.000	252.000	0.000	0.000	169,172.000
Albert E. DePrince, Jr.	5	*	168,920.000	252.000	0.000	0.000	169,172.000
Peter S. Drotch	5	*	168,920.000	252.000	0.000	0.000	169,172.000
J. Michael Earley	5	*	168,920.000	252.000	0.000	0.000	169,172.000
Martin J. Gavin**	5	*	168,920.000	252.000	0.000	0.000	169,172.000
Russell H. Jones	5	*	168,920.000	252.000	0.000	0.000	169,172.000
Patrick W. Kenny	5	*	168,920.000	252.000	0.000	0.000	169,172.000
Shaun P. Mathews	5	*	168,920.000	252.000	0.000	0.000	169,172.000
Joseph E. Obermeyer	5	*	168,920.000	252.000	0.000	0.000	169,172.000
Sheryl K. Pressler	5	*	168,920.000	252.000	0.000	0.000	169,172.000
Roger B. Vincent	5	*	168,920.000	252.000	0.000	0.000	169,172.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	105,065.334	31,423.333	32,683.333	0.000	169,172.000
7	*	130,740.500	0.000	38,431.500	0.000	169,172.000
8	*	128,342.000	3,361.000	37,469.000	0.000	169,172.000

*	Proposals deferred; adjourned to May 13, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

104

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Income Portfolio	1	*	4,422,925.000	294,218.000	281,184.000	0.000	4,998,327.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	4,843,164.500	155,162.500	0.000	0.000	4,998,327.000
John V. Boyer	5	*	4,843,248.500	155,078.500	0.000	0.000	4,998,327.000
Patricia W. Chadwick	5	*	4,843,248.500	155,078.500	0.000	0.000	4,998,327.000
Albert E. DePrince, Jr.	5	*	4,842,727.500	155,599.500	0.000	0.000	4,998,327.000
Peter S. Drotch	5	*	4,843,248.500	155,078.500	0.000	0.000	4,998,327.000
J. Michael Earley	5	*	4,843,248.500	155,078.500	0.000	0.000	4,998,327.000
Martin J. Gavin**	5	*	4,843,248.500	155,078.500	0.000	0.000	4,998,327.000
Russell H. Jones	5	*	4,843,248.500	155,078.500	0.000	0.000	4,998,327.000
Patrick W. Kenny	5	*	4,843,248.500	155,078.500	0.000	0.000	4,998,327.000
Shaun P. Mathews	5	*	4,843,248.500	155,078.500	0.000	0.000	4,998,327.000
Joseph E. Obermeyer	5	*	4,843,248.500	155,078.500	0.000	0.000	4,998,327.000
Sheryl K. Pressler	5	*	4,843,248.500	155,078.500	0.000	0.000	4,998,327.000
Roger B. Vincent	5	*	4,843,248.500	155,078.500	0.000	0.000	4,998,327.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	3,785,149.000	947,852.000	265,326.000	0.000	4,998,327.000
7	*	4,242,420.334	349,904.333	406,002.333	0.000	4,998,327.000
8	*	4,112,427.000	681,607.000	204,293.000	0.000	4,998,327.000

*	Proposals deferred; adjourned to May 13, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Moderately Aggressive Portfolio	1	*	309,248.000	0.000	11,324.000	0.000	320,572.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	320,572.000	0.000	0.000	0.000	320,572.000
John V. Boyer	5	*	320,572.000	0.000	0.000	0.000	320,572.000
Patricia W. Chadwick	5	*	320,572.000	0.000	0.000	0.000	320,572.000
Albert E. DePrince, Jr.	5	*	320,572.000	0.000	0.000	0.000	320,572.000
Peter S. Drotch	5	*	320,572.000	0.000	0.000	0.000	320,572.000
J. Michael Earley	5	*	320,572.000	0.000	0.000	0.000	320,572.000
Martin J. Gavin**	5	*	320,572.000	0.000	0.000	0.000	320,572.000
Russell H. Jones	5	*	320,572.000	0.000	0.000	0.000	320,572.000
Patrick W. Kenny	5	*	320,572.000	0.000	0.000	0.000	320,572.000
Shaun P. Mathews	5	*	320,572.000	0.000	0.000	0.000	320,572.000
Joseph E. Obermeyer	5	*	320,572.000	0.000	0.000	0.000	320,572.000
Sheryl K. Pressler	5	*	320,572.000	0.000	0.000	0.000	320,572.000
Roger B. Vincent	5	*	320,572.000	0.000	0.000	0.000	320,572.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	189,924.667	126,199.667	4,447.666	0.000	320,572.000
7	*	251,830.000	0.000	68,742.000	0.000	320,572.000
8	*	250,901.334	58,346.333	11,324.333	0.000	320,572.000

*	Proposals deferred; adjourned to May 13, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

105

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Moderately Conservative Portfolio	1	*	690,533.000	26,009.000	40,847.000	0.000	757,389.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	757,389.000	0.000	0.000	0.000	757,389.000
John V. Boyer	5	*	757,389.000	0.000	0.000	0.000	757,389.000
Patricia W. Chadwick	5	*	757,389.000	0.000	0.000	0.000	757,389.000
Albert E. DePrince, Jr.	5	*	757,389.000	0.000	0.000	0.000	757,389.000
Peter S. Drotch	5	*	757,389.000	0.000	0.000	0.000	757,389.000
J. Michael Earley	5	*	757,389.000	0.000	0.000	0.000	757,389.000
Martin J. Gavin**	5	*	757,389.000	0.000	0.000	0.000	757,389.000
Russell H. Jones	5	*	757,389.000	0.000	0.000	0.000	757,389.000
Patrick W. Kenny	5	*	757,389.000	0.000	0.000	0.000	757,389.000
Shaun P. Mathews	5	*	757,389.000	0.000	0.000	0.000	757,389.000
Joseph E. Obermeyer	5	*	757,389.000	0.000	0.000	0.000	757,389.000
Sheryl K. Pressler	5	*	757,389.000	0.000	0.000	0.000	757,389.000
Roger B. Vincent	5	*	757,389.000	0.000	0.000	0.000	757,389.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	492,224.334	250,919.333	14,245.333	0.000	757,389.000
7	*	691,314.334	19,594.333	46,480.333	0.000	757,389.000
8	*	705,560.000	37,271.000	14,558.000	0.000	757,389.000

*	Proposals deferred; adjourned to May 13, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2015 Portfolio	1	*	14,005,844.000	680,129.000	1,321,674.000	0.000	16,007,647.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	15,139,157.500	868,489.500	0.000	0.000	16,007,647.000
John V. Boyer	5	*	15,002,011.500	1,005,635.500	0.000	0.000	16,007,647.000
Patricia W. Chadwick	5	*	15,123,257.500	884,389.500	0.000	0.000	16,007,647.000
Albert E. DePrince, Jr.	5	*	15,002,011.500	1,005,635.500	0.000	0.000	16,007,647.000
Peter S. Drotch	5	*	14,985,143.500	1,022,503.500	0.000	0.000	16,007,647.000
J. Michael Earley	5	*	15,002,011.500	1,005,635.500	0.000	0.000	16,007,647.000
Martin J. Gavin**	5	*	15,002,011.500	1,005,635.500	0.000	0.000	16,007,647.000
Russell H. Jones	5	*	15,002,011.500	1,005,635.500	0.000	0.000	16,007,647.000
Patrick W. Kenny	5	*	15,002,011.500	1,005,635.500	0.000	0.000	16,007,647.000
Shaun P. Mathews	5	*	15,001,908.500	1,005,738.500	0.000	0.000	16,007,647.000
Joseph E. Obermeyer	5	*	15,002,011.500	1,005,635.500	0.000	0.000	16,007,647.000
Sheryl K. Pressler	5	*	15,139,157.500	868,489.500	0.000	0.000	16,007,647.000
Roger B. Vincent	5	*	14,986,111.500	1,021,535.500	0.000	0.000	16,007,647.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	11,329,922.000	3,537,074.000	1,140,651.000	0.000	16,007,647.000
7	*	13,408,474.334	951,230.333	1,647,942.333	0.000	16,007,647.000
8	*	12,931,389.334	1,617,637.333	1,458,620.333	0.000	16,007,647.000

*	Proposals deferred; adjourned to May 13, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

106

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2025 Portfolio	1	*	20,060,030.000	870,626.000	2,429,646.000	0.000	23,360,302.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	21,716,713.000	1,643,589.000	0.000	0.000	23,360,302.000
John V. Boyer	5	*	21,869,252.000	1,491,050.000	0.000	0.000	23,360,302.000
Patricia W. Chadwick	5	*	21,710,993.000	1,649,309.000	0.000	0.000	23,360,302.000
Albert E. DePrince, Jr.	5	*	21,869,252.000	1,491,050.000	0.000	0.000	23,360,302.000
Peter S. Drotch	5	*	21,864,165.000	1,496,137.000	0.000	0.000	23,360,302.000
J. Michael Earley	5	*	21,879,023.000	1,481,279.000	0.000	0.000	23,360,302.000
Martin J. Gavin**	5	*	21,868,514.000	1,491,788.000	0.000	0.000	23,360,302.000
Russell H. Jones	5	*	21,885,869.000	1,474,433.000	0.000	0.000	23,360,302.000
Patrick W. Kenny	5	*	21,860,917.000	1,499,385.000	0.000	0.000	23,360,302.000
Shaun P. Mathews	5	*	21,868,259.000	1,492,043.000	0.000	0.000	23,360,302.000
Joseph E. Obermeyer	5	*	21,885,811.000	1,474,491.000	0.000	0.000	23,360,302.000
Sheryl K. Pressler	5	*	21,718,201.000	1,642,101.000	0.000	0.000	23,360,302.000
Roger B. Vincent	5	*	21,831,965.000	1,528,337.000	0.000	0.000	23,360,302.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	16,682,599.000	4,787,047.000	1,890,656.000	0.000	23,360,302.000
7	*	19,565,667.667	1,165,194.667	2,629,439.666	0.000	23,360,302.000
8	*	18,455,426.334	2,695,848.333	2,209,027.333	0.000	23,360,302.000

*	Proposals deferred; adjourned to May 13, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2035 Portfolio	1	*	15,354,761.000	1,366,653.000	1,672,955.000	0.000	18,394,369.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	16,540,961.000	1,853,408.000	0.000	0.000	18,394,369.000
John V. Boyer	5	*	16,546,866.000	1,847,503.000	0.000	0.000	18,394,369.000
Patricia W. Chadwick	5	*	16,529,882.000	1,864,487.000	0.000	0.000	18,394,369.000
Albert E. DePrince, Jr.	5	*	16,541,447.000	1,852,922.000	0.000	0.000	18,394,369.000
Peter S. Drotch	5	*	16,543,628.000	1,850,741.000	0.000	0.000	18,394,369.000
J. Michael Earley	5	*	16,543,659.000	1,850,710.000	0.000	0.000	18,394,369.000
Martin J. Gavin**	5	*	16,543,659.000	1,850,710.000	0.000	0.000	18,394,369.000
Russell H. Jones	5	*	16,541,846.000	1,852,523.000	0.000	0.000	18,394,369.000
Patrick W. Kenny	5	*	16,546,835.000	1,847,534.000	0.000	0.000	18,394,369.000
Shaun P. Mathews	5	*	16,546,866.000	1,847,503.000	0.000	0.000	18,394,369.000
Joseph E. Obermeyer	5	*	16,546,866.000	1,847,503.000	0.000	0.000	18,394,369.000
Sheryl K. Pressler	5	*	16,524,862.000	1,869,507.000	0.000	0.000	18,394,369.000
Roger B. Vincent	5	*	16,546,835.000	1,847,534.000	0.000	0.000	18,394,369.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	12,592,673.667	4,514,945.667	1,286,749.666	0.000	18,394,369.000
7	*	14,900,306.000	1,658,490.000	1,835,573.000	0.000	18,394,369.000
8	*	13,673,423.334	3,207,357.333	1,513,588.333	0.000	18,394,369.000

*	Proposals deferred; adjourned to May 13, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

107

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2045 Portfolio	1	*	10,221,600.000	387,092.000	1,355,712.000	0.000	11,964,404.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	11,021,480.500	942,923.500	0.000	0.000	11,964,404.000
John V. Boyer	5	*	11,163,494.500	800,909.500	0.000	0.000	11,964,404.000
Patricia W. Chadwick	5	*	11,163,494.500	800,909.500	0.000	0.000	11,964,404.000
Albert E. DePrince, Jr.	5	*	11,163,123.500	801,280.500	0.000	0.000	11,964,404.000
Peter S. Drotch	5	*	11,163,303.500	801,100.500	0.000	0.000	11,964,404.000
J. Michael Earley	5	*	11,163,494.500	800,909.500	0.000	0.000	11,964,404.000
Martin J. Gavin**	5	*	11,163,494.500	800,909.500	0.000	0.000	11,964,404.000
Russell H. Jones	5	*	11,163,494.500	800,909.500	0.000	0.000	11,964,404.000
Patrick W. Kenny	5	*	11,163,494.500	800,909.500	0.000	0.000	11,964,404.000
Shaun P. Mathews	5	*	11,163,494.500	800,909.500	0.000	0.000	11,964,404.000
Joseph E. Obermeyer	5	*	11,163,494.500	800,909.500	0.000	0.000	11,964,404.000
Sheryl K. Pressler	5	*	11,158,573.500	805,830.500	0.000	0.000	11,964,404.000
Roger B. Vincent	5	*	11,023,700.500	940,703.500	0.000	0.000	11,964,404.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	8,635,205.667	2,149,072.667	1,180,125.666	0.000	11,964,404.000
7	*	10,023,963.667	532,760.667	1,407,679.666	0.000	11,964,404.000
8	*	9,774,426.334	1,047,679.333	1,142,298.333	0.000	11,964,404.000

*	Proposals deferred; adjourned to May 13, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2055 Portfolio	1	*	617,139.000	89,430.000	29,400.000	0.000	735,969.000

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	663,793.500	72,175.500	0.000	0.000	735,969.000
John V. Boyer	5	*	665,017.500	70,951.500	0.000	0.000	735,969.000
Patricia W. Chadwick	5	*	663,793.500	72,175.500	0.000	0.000	735,969.000
Albert E. DePrince, Jr.	5	*	673,014.500	62,954.500	0.000	0.000	735,969.000
Peter S. Drotch	5	*	665,017.500	70,951.500	0.000	0.000	735,969.000
J. Michael Earley	5	*	665,017.500	70,951.500	0.000	0.000	735,969.000
Martin J. Gavin**	5	*	673,014.500	62,954.500	0.000	0.000	735,969.000
Russell H. Jones	5	*	673,014.500	62,954.500	0.000	0.000	735,969.000
Patrick W. Kenny	5	*	672,991.500	62,977.500	0.000	0.000	735,969.000
Shaun P. Mathews	5	*	673,014.500	62,954.500	0.000	0.000	735,969.000
Joseph E. Obermeyer	5	*	665,017.500	70,951.500	0.000	0.000	735,969.000
Sheryl K. Pressler	5	*	663,793.500	72,175.500	0.000	0.000	735,969.000
Roger B. Vincent	5	*	673,014.500	62,954.500	0.000	0.000	735,969.000

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
6	*	510,941.000	181,905.000	43,123.000	0.000	735,969.000
7	*	585,980.000	110,032.000	39,957.000	0.000	735,969.000
8	*	575,994.000	130,200.000	29,775.000	0.000	735,969.000

*	Proposals deferred; adjourned to May 13, 2013

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

108

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING Partners, Inc. Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

ING Partners, Inc.

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	573,865,379.456	42,794,795.115	0.000	0.000	616,660,174.571
John V. Boyer	5	*	573,021,834.459	43,638,340.112	0.000	0.000	616,660,174.571
Patricia W. Chadwick	5	*	573,742,886.456	42,917,288.115	0.000	0.000	616,660,174.571
Albert E. DePrince, Jr.	5	*	572,335,768.456	44,324,406.115	0.000	0.000	616,660,174.571
Peter S. Drotch	5	*	572,632,629.459	44,027,545.112	0.000	0.000	616,660,174.571
J. Michael Earley	5	*	573,248,886.456	43,411,288.115	0.000	0.000	616,660,174.571
Martin J. Gavin**	5	*	573,514,908.456	43,145,266.115	0.000	0.000	616,660,174.571
Russell H. Jones	5	*	572,951,237.459	43,708,937.112	0.000	0.000	616,660,174.571
Patrick W. Kenny	5	*	572,650,997.456	44,009,177.115	0.000	0.000	616,660,174.571
Shaun P. Mathews	5	*	573,234,679.456	43,425,495.115	0.000	0.000	616,660,174.571
Joseph E. Obermeyer	5	*	573,338,184.456	43,321,990.115	0.000	0.000	616,660,174.571
Sheryl K. Pressler	5	*	573,948,856.459	42,711,318.112	0.000	0.000	616,660,174.571
Roger B. Vincent	5	*	572,333,367.456	44,326,807.115	0.000	0.000	616,660,174.571

*	Proposal Passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Balanced Portfolio	1	*	1,909,314.000	0.000	291,077.000	0.000	2,200,391.000
	6	*	1,494,429.334	554,598.333	151,363.333	0.000	2,200,391.000
	7	*	1,892,353.334	7,247.333	300,790.333	0.000	2,200,391.000
	8	*	1,739,075.334	250,757.333	210,558.333	0.000	2,200,391.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Conservative Portfolio	1	*	448,223.000	0.000	78,413.000	0.000	526,636.000
	6	*	324,964.000	128,298.000	73,374.000	0.000	526,636.000
	7	*	447,499.500	0.000	79,136.500	0.000	526,636.000
	8	*	408,351.000	40,111.000	78,174.000	0.000	526,636.000

*	Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Income Portfolio	1	*	6,952,537.000	445,054.000	528,396.000	0.000	7,925,987.000
	6	*	6,085,197.334	1,368,911.333	471,878.333	0.000	7,925,987.000
	7	*	6,815,006.000	499,127.000	611,854.000	0.000	7,925,987.000
	8	*	6,510,124.667	948,365.667	467,496.666	0.000	7,925,987.000

*	Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Moderately Aggressive Portfolio	1	*	736,573.000	0.000	20,149.000	0.000	756,722.000
	6	*	509,740.334	234,219.333	12,762.333	0.000	756,722.000
	7	*	639,709.000	0.000	117,013.000	0.000	756,722.000
	8	*	638,746.000	58,890.000	59,086.000	0.000	756,722.000

*	Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Moderately Conservative Portfolio	1	*	1,693,912.000	14,941.000	142,808.000	0.000	1,851,661.000
	6	*	1,165,262.334	609,371.333	77,027.333	0.000	1,851,661.000
	7	*	1,620,171.334	81,953.333	149,536.333	0.000	1,851,661.000
	8	*	1,555,807.000	145,757.000	150,097.000	0.000	1,851,661.000

*	Proposals deferred; adjourned to May 31, 2013

109

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2015 Portfolio	1	*	22,831,311.000	795,744.000	2,730,133.000	0.000	26,357,188.000
	6	*	20,249,624.667	3,556,795.667	2,550,767.666	0.000	26,357,188.000
	7	*	22,431,727.334	887,958.333	3,037,502.333	0.000	26,357,188.000
	8	*	21,799,533.667	1,835,546.667	2,722,107.666	0.000	26,357,188.000

*	Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2025 Portfolio	1	*	33,433,725.000	1,216,116.000	4,928,848.000	0.000	39,578,689.000
	6	*	29,622,313.334	5,617,528.333	4,338,847.333	0.000	39,578,689.000
	7	*	32,952,240.000	1,446,928.000	5,179,521.000	0.000	39,578,689.000
	8	*	31,628,478.667	3,417,343.667	4,532,866.666	0.000	39,578,689.000

*	Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2035 Portfolio	1	*	26,569,353.000	1,463,921.000	3,307,861.000	0.000	31,341,135.000
	6	*	22,816,275.000	5,461,954.000	3,062,906.000	0.000	31,341,135.000
	7	*	26,183,120.667	1,648,167.667	3,509,846.666	0.000	31,341,135.000
	8	*	24,512,810.334	3,624,284.333	3,204,040.333	0.000	31,341,135.000

*	Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2045 Portfolio	1	*	18,091,035.000	828,573.000	2,878,953.000	0.000	21,798,561.000
	6	*	15,068,291.334	4,142,032.333	2,588,237.333	0.000	21,798,561.000
	7	*	17,775,297.000	967,609.000	3,055,655.000	0.000	21,798,561.000
	8	*	16,263,156.000	2,804,820.000	2,730,585.000	0.000	21,798,561.000

*	Proposals deferred; adjourned to May 31, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2055 Portfolio	1	*	1,263,843.000	98,136.000	123,913.000	0.000	1,485,892.000
	6	*	956,603.334	391,280.333	138,008.333	0.000	1,485,892.000
	7	*	1,228,571.667	105,803.667	151,516.666	0.000	1,485,892.000
	8	*	1,064,800.000	301,780.000	119,312.000	0.000	1,485,892.000

*	Proposals deferred; adjourned to May 31, 2013

A special meeting of shareholders of the ING Partners, Inc. Registrant was held May 31, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Conservative Portfolio	1	*	729,602.000	0.000	97,464.000	0.000	827,066.000
	6	*	602,531.000	132,110.000	92,425.000	0.000	827,066.000
	7	*	728,878.500	0.000	98,187.500	0.000	827,066.000
	8	*	689,729.667	40,111.667	97,224.666	0.000	827,066.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Income Portfolio	1	*	8,387,390.000	528,202.000	1,105,722.000	0.000	10,021,314.000
	6	*	7,239,678.334	1,730,956.333	1,050,679.333	0.000	10,021,314.000
	7	*	8,245,637.667	593,847.667	1,181,828.666	0.000	10,021,314.000
	8	*	7,823,519.667	1,136,102.667	1,061,691.666	0.000	10,021,314.000

*	Proposals Passed

110

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Moderately Aggressive Portfolio	1	*	1,172,164.000	0.000	44,912.000	0.000	1,217,076.000
	6	*	945,331.000	234,219.000	37,526.000	0.000	1,217,076.000
	7	*	1,075,299.500	0.000	141,776.500	0.000	1,217,076.000
	8	*	1,074,336.667	58,889.667	83,849.666	0.000	1,217,076.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution Moderately Conservative Portfolio	1	*	2,088,669.000	10,548.000	221,825.000	0.000	2,321,042.000
	6	*	1,587,892.334	540,152.333	192,997.333	0.000	2,321,042.000
	7	*	2,013,845.334	78,643.333	228,553.333	0.000	2,321,042.000
	8	*	1,952,397.667	137,496.667	231,147.666	0.000	2,321,042.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2015 Portfolio	1	*	28,550,734.000	1,214,597.000	4,061,109.000	0.000	33,826,440.000
	6	*	24,779,396.000	5,255,547.000	3,791,497.000	0.000	33,826,440.000
	7	*	28,055,258.334	1,287,431.333	4,483,750.333	0.000	33,826,440.000
	8	*	27,253,602.000	2,514,991.000	4,057,847.000	0.000	33,826,440.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2025 Portfolio	1	*	44,613,828.000	2,185,898.000	7,614,422.000	0.000	54,414,148.000
	6	*	39,551,771.667	7,913,500.667	6,948,875.666	0.000	54,414,148.000
	7	*	44,165,423.667	2,383,580.667	7,865,143.666	0.000	54,414,148.000
	8	*	42,559,011.667	4,624,237.667	7,230,898.666	0.000	54,414,148.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2035 Portfolio	1	*	37,903,552.000	1,293,438.000	6,418,941.000	0.000	45,615,931.000
	6	*	33,061,015.667	6,323,723.667	6,231,191.666	0.000	45,615,931.000
	7	*	37,436,216.334	1,523,033.333	6,656,681.333	0.000	45,615,931.000
	8	*	35,698,579.000	3,679,358.000	6,237,994.000	0.000	45,615,931.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2045 Portfolio	1	*	24,082,621.000	723,279.000	4,905,036.000	0.000	29,710,936.000
	6	*	20,050,833.000	4,856,091.000	4,804,012.000	0.000	29,710,936.000
	7	*	23,908,382.667	783,701.667	5,018,851.666	0.000	29,710,936.000
	8	*	22,021,464.000	2,935,866.000	4,753,606.000	0.000	29,710,936.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Solution 2055 Portfolio	1	*	1,875,505.000	104,632.000	257,288.000	0.000	2,237,425.000
	6	*	1,514,199.667	444,728.667	278,496.666	0.000	2,237,425.000
	7	*	1,841,470.667	112,298.667	283,655.666	0.000	2,237,425.000
	8	*	1,677,430.667	306,910.667	253,083.666	0.000	2,237,425.000

*	Proposals Passed

111

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	November 2007– Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Director	November 1997– Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2006– Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000– Present).	171	Wisconsin Energy Corporation (June 2006– Present) and The Royce Fund, (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	November 2007– Present	Retired.	171	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2005– Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013–Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	March 2002–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	171	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	171	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2006– Present	Consultant (May 2001– Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	January 2005– Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	171	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

112

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	November 2007– Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	171
ING Capital Corporation, LLC (December 2005– Present) and ING Investments Distributor, LLC (December 2005– Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director who shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

113

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	January 2005–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	January 2005–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	January 2005–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	January 2005–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	January 2005–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010– Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 – Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	May 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY CONTRACTS IN CONNECTION WITH THE SEPARATION PLAN FOR ING SOLUTION AGGRESSIVE PORTFOLIO (“SOLUTION AGGRESSIVE PORTFOLIO”) (THE “PORTFOLIO”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when Solution Aggressive Portfolio, a series of ING Partners, Inc. (the “Company”), enters into a new investment advisory contract (“Advisory Contract”) with Directed Services LLC (“Directed Services”) (the “Adviser”), a new sub-advisory contract (“Sub-Advisory Contract”) (together, the “Advisory and Sub-Advisory Contracts”) between the Adviser and ING Investment Management Co. LLC (“ING IM”) (the “Sub-Adviser”), sub-adviser to Solution Aggressive Portfolio, the Board of Directors (the “Board”) of the Company, including a majority of the Board members who have no direct or indirect interest in the Advisory and Sub-Advisory Contracts, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Independent Directors”), must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on March 7, 2013 in determining whether to approve both initial advisory and sub-advisory agreements as well as new advisory and new sub-advisory agreements for Solution Aggressive Portfolio in connection with the Separation Plan, as defined and discussed below.

The Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the ultimate parent company of the Adviser and ING IM, has announced its intention to divest ING U.S., Inc. (“ING U.S.”), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and ING IM, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). ING U.S. is a wholly owned, indirect subsidiary of ING Groep and a parent company of the Adviser and ING IM. The Board further noted that the Separation Plan may result in the Adviser’s and ING IM’s loss of access to the services and resources of their ultimate parent company, which could adversely affect their businesses and profitability. The Board recognized that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control. If a change of control is deemed to take place, the investment advisory and sub-advisory agreements for the investment companies in the ING fund complex under the Board’s jurisdiction (“ING Funds”), including the advisory and sub-advisory agreements for Solution Aggressive Portfolio would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of an ING Fund. The Board also recognized that there can be no assurance that the Separation Plan will be carried out.

The Board considered the potential effects of the separation on Solution Aggressive Portfolio, Directed Services and ING IM, including Directed Services’ and ING IM’s ability prior to, during and after the separation to perform the same level of service to Solution Aggressive Portfolio as they currently provide. In this regard, the Board noted that Directed Services and ING IM do not currently anticipate that the separation would have a material adverse impact on Solution Aggressive Portfolio or its operations and administration.

ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Portfolio is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect Change of Control Event for the Adviser and ING IM, which in turn would result in the automatic termination of the current advisory and current sub-advisory agreements (collectively, the “Current Agreements”). The decisions by the Board, including a majority of the Independent Directors, to approve the proposed advisory and sub-advisory agreements for Solution Aggressive Portfolio (collectively, the “Proposed Agreements”) were based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolio for the Adviser and Sub-Adviser to continue providing

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

investment advisory, sub-advisory, and related services for the Portfolio, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Portfolios to benefit from the continuation of services by the Adviser, Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser is seeking to obtain regulatory assurances that the staff of the U.S. Securities and Exchange Commission would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and ING IM under the Current Agreements and to be provided under the Proposed Agreements. The Current Agreements for Solution Aggressive Portfolio were initially approved at in-person meetings of the Board held on March 7, 2013.

Also on March 7, 2013, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of the Portfolio and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, ING IM, and their affiliates with respect to their services to Solution Aggressive Portfolio.

In connection with its approval of the Proposed Agreements on March 7, 2013, the Board considered its conclusions in connection with its March 7, 2013 approvals of the Current Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its March 7, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by the Adviser’s president that there were no additional developments not already disclosed to the Board on March 7, 2013 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Portfolio. When making its decisions on March 7, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

The Board and its committees engaged in an extensive review and analysis of information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Portfolio, including investment advisory, administrative and support services, and that it would be in the Portfolio’s best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

from K&L Gates, legal counsel for such Board members, which law firm has extensive experience regarding such matters.
2.	The Independent Directors established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Directors, to help oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or Directors when they approved contracts in connection with Change of Control Events.
3.	The Independent Directors, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.
4.	The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Directors (which, at times, included one or both Board members who are not Independent Directors). With respect to services to be rendered to the Portfolio by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Directors may include, in some instances, actions taken by one or more of the Committees.
5.	The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates. The Board also requested and had such meetings with the Portfolio’s Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.
6.	The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Adviser and its affiliates.
7.	K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential implications to the Adviser and their non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Directors or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.
8.	The Independent Directors, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Directors and the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Committees posed to the Advisers and their affiliates a series of follow-up information requests.
9.	Among the follow-up actions arising from the November 27, 28, and 29, 2012 meetings, the Independent Directors requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolio. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.
10.	The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Portfolio to continue receiving investment management services from the Adviser and Sub-Adviser, following the Change of Control Events contemplated by the Separation Plan.
11.	The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolio than, the terms of the corresponding Current Agreements.
12.	The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Portfolio in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser’s representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Portfolio and its Adviser and Sub-Adviser, currently operate, including contractual provisions relating to fees and expenses.
13.	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Portfolio, including the continuity of the Portfolio’s portfolio managers and other personnel responsible for the management operations of the Portfolio; or (ii) the investment objective of or the principal investment strategies used to manage the Portfolio.
14.	The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.
15.	The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.
16.	The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.
17.	The Board considered the advice provided by Dechert LLP, legal counsel to the Portfolio and the Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.
18.	The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Portfolio of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Portfolio.
19.	The Board considered peer group and benchmark investment performance comparison data relating to the Portfolios that was more current than related comparison data considered by it in connection with the March 7, 2013 approvals of the Current Agreements.
20.	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.
21.	The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolio. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on March 7, 2013, the Board, including a majority of the Independent Directors, voted to approve the Proposed Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Portfolio to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

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ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investment Management Co. LLC, Sub-Adviser to the Portfolios, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name/ Current Portfolio Name	New Registrant Name/ New Portfolio Name, effective May 1, 2014
ING Partners, Inc.	Voya Partners, Inc.
ING Solution Aggressive Portfolio	Voya Solution Aggressive Portfolio
ING Solution Balanced Portfolio	Voya Solution Balanced Portfolio
ING Solution Conservative Portfolio	Voya Solution Conservative Portfolio
ING Solution Income Portfolio	Voya Solution Income Portfolio
ING Solution Moderately Aggressive Portfolio	Voya Solution Moderately Aggressive Portfolio
ING Solution Moderately Conservative Portfolio	Voya Solution Moderately Conservative Portfolio
ING Solution 2015 Portfolio	Voya Solution 2015 Portfolio
ING Solution 2020 Portfolio	Voya Solution 2020 Portfolio
ING Solution 2025 Portfolio	Voya Solution 2025 Portfolio
ING Solution 2030 Portfolio	Voya Solution 2030 Portfolio
ING Solution 2035 Portfolio	Voya Solution 2035 Portfolio
ING Solution 2040 Portfolio	Voya Solution 2040 Portfolio
ING Solution 2045 Portfolio	Voya Solution 2045 Portfolio
ING Solution 2050 Portfolio	Voya Solution 2050 Portfolio
ING Solution 2055 Portfolio	Voya Solution 2055 Portfolio

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Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-USOL (1213-021814)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $887,200 for year ended December 31, 2013 and $840,100 for year ended December 31, 2012.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $103,200 for year ended December 31, 2013 and $105,600 for year ended December 31, 2012.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $199,108 in the year ended December 31, 2013 and $191,350 in the year ended December 31, 2012.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $227 in the year ended December 31, 2013 and $0 in the year ended December 31, 2012.

(e) (1)                Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                        Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.                                   Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                               Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                               Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                          Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.                     Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                              Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved:  November 21, 2013

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013through December 31, 2014

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	✓	Not to exceed $525 per fund

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013through December 31, 2014

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	✓		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter
Training courses		✓	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee(2)
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee(2)
Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee(2)
Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	✓		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $50,000 during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services

Dated:                                   October 1, 2013 to December 31, 2014

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING BALANCED PORTFOLIO, INC.

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING INTERMEDIATE BOND PORTFOLIO

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING MONEY MARKET PORTFOLIO

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SERIES FUND, INC.

ING SHORT DURATION HIGH INCOME FUND

ING STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
ING VARIABLE FUNDS

ING VARIABLE INSURANCE TRUST

ING VARIABLE PORTFOLIOS INC,

ING VARIABLE PRODUCTS TRUST

(e) (2)                Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                   Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                  Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,135,567 for year ended December 31, 2013 and $2,085,015 for year ended December 31, 2012.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

15

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

16

Item 6.  Schedule of Investments

Summary Schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Partners, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING American Century Small-Mid Cap Value Portfolio, ING Baron Growth Portfolio, ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio), ING Columbia Small Cap Value II Portfolio, ING Global Bond Portfolio, ING Invesco Comstock Portfolio (formerly, ING Invesco Van Kampen Comstock Portfolio), ING Invesco  Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio), ING JPMorgan Mid Cap Value Portfolio, ING Oppenheimer Global Portfolio, ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, and ING Templeton Foreign Equity Portfolio, each a series of ING Partners, Inc., as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated February 26, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR.  The portfolios of investments are the responsibility of management.  Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts
February 26, 2014

PORTFOLIO OF INVESTMENTS
ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.1%
		Consumer Discretionary: 10.8%
136,550		ADT Corp.	5,526,179	1.4
26,600	@,L	Aeropostale, Inc.	241,794	0.1
5,950	@	AMC Entertainment Holdings, Inc.	122,273	0.0
16,500		American Eagle Outfitters	237,600	0.1
6,800	@	Asbury Automotive Group, Inc.	365,432	0.1
11,832		Autoliv, Inc.	1,086,178	0.3
4,600	@	Bally Technologies, Inc.	360,870	0.1
8,612	@	Bed Bath & Beyond, Inc.	691,544	0.2
6,500		Brunswick Corp.	299,390	0.1
61,626		Carnival Corp.	2,475,516	0.6
11,624	@	Cavco Industries, Inc.	798,569	0.2
38,901		CEC Entertainment, Inc.	1,722,536	0.4
21,600		Chico’s FAS, Inc.	406,944	0.1
30,000		ClubCorp Holdings, Inc.	532,200	0.1
14,172		Coach, Inc.	795,474	0.2
9,000	@	Conn’s, Inc.	709,110	0.2
2,300		CSS Industries, Inc.	65,964	0.0
25,720		CST Brands, Inc.	944,438	0.2
31,100		Culp, Inc.	635,995	0.2
101,400	@	Cumulus Media, Inc.	783,822	0.2
24,300		Dana Holding Corp.	476,766	0.1
22,300	@	Del Frisco’s Restaurant Group, Inc.	525,611	0.1
13,353		Destination Maternity Corp.	398,988	0.1
89,900	@	Entercom Communications Corp.	944,849	0.2
225,278		Entravision Communications Corp.	1,371,943	0.4
8,200	@	EW Scripps Co.	178,104	0.1
4,300		Group 1 Automotive, Inc.	305,386	0.1
4,700	@	Helen of Troy Ltd.	232,697	0.1
104,185		International Game Technology	1,892,000	0.5
8,200		John Wiley & Sons, Inc.	452,640	0.1
48,000	@	Journal Communications, Inc.	446,880	0.1
19,900	@	Libbey, Inc.	417,900	0.1
17,400	@	LIN Media LLC	499,554	0.1
77,267		Lowe’s Cos., Inc.	3,828,580	1.0
33,600	@	MarineMax, Inc.	540,288	0.1
11,500	@	MDC Holdings, Inc.	370,760	0.1
23,100	@,L	Media General, Inc.	522,060	0.1
5,400		Men’s Wearhouse, Inc.	275,832	0.1
13,300		Movado Group, Inc.	585,333	0.2
41,905	@	Orbitz Worldwide, Inc.	300,878	0.1
36,200	@	Orient-Express Hotels Ltd.	546,982	0.1
12,700		Penske Auto Group, Inc.	598,932	0.2
1,062	@	Red Robin Gourmet Burgers, Inc.	78,099	0.0
36,700	@	Scientific Games Corp.	621,331	0.2
8,897	@	Shutterfly, Inc.	453,124	0.1
7,800		Sotheby’s	414,960	0.1
14,900		Stage Stores, Inc.	331,078	0.1
15,500	@	Steiner Leisure Ltd.	762,445	0.2
18,900		Superior Industries International	389,907	0.1
47,261		Target Corp.	2,990,203	0.8
24,696	@	Tower International, Inc.	528,494	0.1
25,200		Town Sports International Holdings, Inc.	371,952	0.1
21,700	@,L	Vera Bradley, Inc.	521,668	0.1
			41,978,052	10.8
		Consumer Staples: 5.4%
19,710		Campbell Soup Co.	853,049	0.2
41,200	@	Central Garden & Pet Co.	278,100	0.1
45,322		ConAgra Foods, Inc.	1,527,351	0.4
30,996		Dr Pepper Snapple Group, Inc.	1,510,125	0.4
33,017		General Mills, Inc.	1,647,879	0.4
102,819		Hillshire Brands Co.	3,438,267	0.9
2,534		J&J Snack Foods Corp.	224,487	0.1
22,328		Kellogg Co.	1,363,571	0.4
29,820		Kraft Foods Group, Inc.	1,607,894	0.4
58,082		Mondelez International, Inc.	2,050,295	0.5
128,200	@	Rite Aid Corp.	648,692	0.2
5,800		Snyders-Lance, Inc.	166,576	0.0
7,600		Spectrum Brands Holdings, Inc.	536,180	0.1
113,463		Sysco Corp.	4,096,014	1.1
2,400	@	TreeHouse Foods, Inc.	165,408	0.0
12,200		Village Super Market	378,322	0.1
9,100		Weis Markets, Inc.	478,296	0.1
			20,970,506	5.4
		Energy: 7.4%
2,300		Alliance Resource Partners L.P.	177,100	0.0
42,500		Apache Corp.	3,652,450	0.9
33,800	@	Ardmore Shipping Corp.	525,928	0.1
4,800		Bristow Group, Inc.	360,288	0.1
61,808	@	Cal Dive International, Inc.	124,234	0.0
26,609	@	Cameron International Corp.	1,584,034	0.4
12,200		Delek US Holdings, Inc.	419,802	0.1
44,671		Devon Energy Corp.	2,763,795	0.7
21,600	@	Energy XXI Bermuda Ltd.	584,496	0.2
10,500		Gulfmark Offshore, Inc.	494,865	0.1
7,600	@	Hornbeck Offshore Services, Inc.	374,148	0.1
24,700		Hugoton Royalty Trust	185,250	0.1
168,849		Imperial Oil Ltd.	7,477,201	1.9
30,000	@	Jones Energy, Inc.	434,400	0.1

See Accompanying Notes to Financial Statements

1

43,900	@	McDermott International, Inc.	402,124	0.1
32,908		Murphy Oil Corp.	2,135,071	0.6
28,700		Pacific Coast Oil Trust	363,916	0.1
8,100	L	PBF Energy, Inc.	254,826	0.1
47,000	@	Scorpio Tankers, Inc.	554,130	0.1
68,141	@	Southwestern Energy Co.	2,679,985	0.7
29,500	@	Tetra Technologies, Inc.	364,620	0.1
37,600	@	Vaalco Energy, Inc.	259,064	0.1
14,500	L	Western Refining, Inc.	614,945	0.2
40,557		Williams Partners L.P.	2,062,729	0.5
			28,849,401	7.4
		Financials: 25.9%
25,932	@	ACE Ltd.	2,684,740	0.7
13,850		Aflac, Inc.	925,180	0.2
33,058		Allstate Corp.	1,802,983	0.5
13,300		American Campus Communities, Inc.	428,393	0.1
11,000		American Equity Investment Life Holding Co.	290,180	0.1
15,300		American National Bankshares, Inc.	401,625	0.1
229,437		Annaly Capital Management, Inc.	2,287,487	0.6
21,700		Apollo Commercial Real Estate Finance, Inc.	352,625	0.1
10,300	@	Argo Group International Holdings Ltd.	478,847	0.1
26,100		Armada Hoffler Properties, Inc.	242,208	0.1
32,210		Arthur J. Gallagher & Co.	1,511,615	0.4
9,800	@	Aspen Insurance Holdings Ltd.	404,838	0.1
26,300		Associated Estates Realty Corp.	422,115	0.1
21,600		Astoria Financial Corp.	298,728	0.1
21,400		Baldwin & Lyons, Inc.	584,648	0.1
12,700		Bank of the Ozarks, Inc.	718,693	0.2
50,900		BankUnited, Inc.	1,675,628	0.4
21,400		Boston Private Financial Holdings, Inc.	270,068	0.1
67,600		Campus Crest Communities, Inc.	636,116	0.2
52,844		Capitol Federal Financial, Inc.	639,941	0.2
66,410		Capstead Mortgage Corp.	802,233	0.2
8,571		Cathay General Bancorp.	229,103	0.1
16,700		CBL & Associates Properties, Inc.	299,932	0.1
28,552		Charles Schwab Corp.	742,352	0.2
22,900		Chatham Lodging Trust	468,305	0.1
43,800		Chimera Investment Corp.	135,780	0.0
24,697		Chubb Corp.	2,386,471	0.6
35,500		CNO Financial Group, Inc.	627,995	0.2
33,543		Comerica, Inc.	1,594,634	0.4
76,450		Commerce Bancshares, Inc.	3,433,369	0.9
18,100		Compass Diversified Trust	355,303	0.1
83,052		Corrections Corp. of America	2,663,478	0.7
27,261		Cullen/Frost Bankers, Inc.	2,029,036	0.5
22,497		CVB Financial Corp.	384,024	0.1
62,600		DiamondRock Hospitality Co.	723,030	0.2
22,800		Dime Community Bancshares	385,776	0.1
85,523		Empire State Realty Trust, Inc.	1,308,502	0.3
10,000	@	Endurance Specialty Holdings Ltd.	586,700	0.1
4,545		EPR Properties	223,432	0.1
3,400		Evercore Partners, Inc.	203,252	0.0
24,999		Excel Trust, Inc.	284,739	0.1
9,560		Federal Realty Investment Trust	969,480	0.2
54,500		First Horizon National Corp.	634,925	0.2
21,700		First Interstate Bancsystem, Inc.	615,629	0.2
13,600	@	First NBC Bank Holding Co.	439,280	0.1
62,800		First Niagara Financial Group, Inc.	666,936	0.2
25,000		FirstMerit Corp.	555,750	0.1
14,500		Flushing Financial Corp.	300,150	0.1
20,200		FNB Corp.	254,924	0.1
33,821		Franklin Resources, Inc.	1,952,486	0.5
30,800		Fulton Financial Corp.	402,864	0.1
6,300		Hanover Insurance Group, Inc.	376,173	0.1
61,389		HCC Insurance Holdings, Inc.	2,832,488	0.7
19,600		Heritage Financial Corp.	335,356	0.1
4,700		Highwoods Properties, Inc.	169,999	0.0
6,100		Infinity Property & Casualty Corp.	437,675	0.1
60,837		Keycorp	816,433	0.2
11,500		Lakeland Financial Corp.	448,500	0.1
20,600		LaSalle Hotel Properties	635,716	0.2
38,950		LPL Financial Holdings, Inc.	1,831,819	0.5
16,000		Mack-Cali Realty Corp.	343,680	0.1
21,500		Manning & Napier, Inc.	379,475	0.1
32,127		Marsh & McLennan Cos., Inc.	1,553,662	0.4
13,300		MB Financial Corp.	426,797	0.1
18,100		Medical Properties Trust, Inc.	221,182	0.1
18,110		Metlife, Inc.	976,491	0.2
45,100		MFA Mortgage Investments, Inc.	318,406	0.1
30,000	@	MGIC Investment Corp.	253,200	0.1
11,800		National Bankshares, Inc.	435,302	0.1

See Accompanying Notes to Financial Statements

2

29,800		New Residential Investment Corp.	199,064	0.0
129,943		Northern Trust Corp.	8,042,172	2.1
41,800		OFG Bancorp	724,812	0.2
32,500		Oritani Financial Corp.	521,625	0.1
20,800		Pacific Continental Corp.	331,552	0.1
59,500		Park Sterling Corp.	424,830	0.1
25,187		PennantPark Investment Corp.	292,169	0.1
11,700		Pennsylvania Real Estate Investment Trust	222,066	0.1
9,900		Pennymac Mortgage Investment Trust	227,304	0.1
214,754		People’s United Financial, Inc.	3,247,080	0.8
21,100	@	PHH Corp.	513,785	0.1
175,448		Piedmont Office Realty Trust, Inc.	2,898,401	0.7
4,400	@	Platinum Underwriters Holdings Ltd.	269,632	0.1
52,402		PNC Financial Services Group, Inc.	4,065,347	1.0
13,600	@	Popular, Inc.	390,728	0.1
2,970		Primerica, Inc.	127,443	0.0
26,400		PrivateBancorp, Inc.	763,752	0.2
5,900		Prosperity Bancshares, Inc.	374,001	0.1
15,700		Provident Financial Services, Inc.	303,324	0.1
10,500		Radian Group, Inc.	148,260	0.0
37,962		Reinsurance Group of America, Inc.	2,938,638	0.8
8,300		RLJ Lodging Trust	201,856	0.0
19,700		Rouse Properties, Inc.	437,143	0.1
5,100	@	Signature Bank	547,842	0.1
17,700		Solar Capital Ltd.	399,135	0.1
9,484		State Street Corp.	696,031	0.2
7,900	@	Stifel Financial Corp.	378,568	0.1
47,100		Summit Hotel Properties, Inc.	423,900	0.1
44,200		Sunstone Hotel Investors, Inc.	592,280	0.1
53,392		SunTrust Bank	1,965,360	0.5
39,200		Susquehanna Bancshares, Inc.	503,328	0.1
80,142		Symetra Financial Corp.	1,519,492	0.4
18,600		TCF Financial Corp.	302,250	0.1
19,900	@	Texas Capital Bancshares, Inc.	1,237,780	0.3
12,066		Travelers Cos., Inc.	1,092,456	0.3
11,500		United Fire Group, Inc.	329,590	0.1
43,886		UnumProvident Corp.	1,539,521	0.4
25,900		Urstadt Biddle Properties, Inc.	477,855	0.1
6,500	@	Validus Holdings Ltd.	261,885	0.1
46,800		Valley National Bancorp.	473,616	0.1
30,000		ViewPoint Financial Group	823,500	0.2
7,000	@	Walter Investment Management Corp.	247,520	0.1
18,800		Washington Banking Co.	333,324	0.1
15,000		Washington Real Estate Investment Trust	350,400	0.1
35,369		Westamerica Bancorp.	1,996,934	0.5
			100,666,433	25.9
		Health Care: 9.3%
33,526		Agilent Technologies, Inc.	1,917,352	0.5
8,800	@	Air Methods Corp.	513,304	0.1
25,400	@	AMN Healthcare Services, Inc.	373,380	0.1
13,553		Becton Dickinson & Co.	1,497,471	0.4
10,480	@	Bio-Rad Laboratories, Inc.	1,295,433	0.3
131,905	@	Boston Scientific Corp.	1,585,498	0.4
78,492	@	CareFusion Corp.	3,125,551	0.8
12,975		Cigna Corp.	1,135,053	0.3
7,300		Healthsouth Corp.	243,236	0.1
6,200		Hill-Rom Holdings, Inc.	256,308	0.1
56,788	@	Hospira, Inc.	2,344,209	0.6
1,342		Humana, Inc.	138,521	0.0
4,827	@	Impax Laboratories, Inc.	121,351	0.0
4,400	@	Integra LifeSciences Holdings Corp.	209,924	0.1
63,648	@	LifePoint Hospitals, Inc.	3,363,160	0.9
25,218	@	Mallinckrodt PLC - W/I	1,317,893	0.3
48,963		Medtronic, Inc.	2,809,987	0.7
4,500		National Healthcare Corp.	242,595	0.1
18,400	@	Orthofix International NV	419,888	0.1
40,683		Patterson Cos., Inc.	1,676,140	0.4
12,300	@	PharMerica Corp.	264,450	0.1
53,773		Quest Diagnostics	2,879,006	0.7
26,989		Steris Corp.	1,296,821	0.3
41,198		Stryker Corp.	3,095,618	0.8
8,600		Utah Medical Products, Inc.	491,576	0.1
9,950	@	Varian Medical Systems, Inc.	773,015	0.2
4,100	@	WellCare Health Plans, Inc.	288,722	0.1
27,029		Zimmer Holdings, Inc.	2,518,833	0.7
			36,194,295	9.3
		Industrials: 12.8%
9,800		AAR Corp.	274,498	0.1
46,200	@	Aegean Marine Petroleum Network, Inc.	518,364	0.1
8,300	@	Aerovironment, Inc.	241,779	0.1
8,800		Albany International Corp.	316,184	0.1
21,300		Altra Holdings, Inc.	728,886	0.2
15,100		American Science & Engineering, Inc.	1,085,841	0.3
9,100	@	American Woodmark Corp.	359,723	0.1
4,500		AO Smith Corp.	242,730	0.1
3,300		Applied Industrial Technologies, Inc.	161,997	0.0
7,800		Barnes Group, Inc.	298,818	0.1
38,405		Brady Corp.	1,187,867	0.3
31,400		Briggs & Stratton Corp.	683,264	0.2
34,300		CDI Corp.	635,579	0.2

See Accompanying Notes to Financial Statements

3

28,900		Celadon Group, Inc.	562,972	0.1
25,500		Dynamic Materials Corp.	554,370	0.1
8,700		EMCOR Group, Inc.	369,228	0.1
6,600		Freightcar America, Inc.	175,692	0.0
36,670		General Dynamics Corp.	3,503,818	0.9
49,600		Global Brass & Copper Holdings, Inc.	820,880	0.2
64,830	@	GrafTech International Ltd.	728,041	0.2
17,900		Granite Construction, Inc.	626,142	0.2
40,100	@	Great Lakes Dredge & Dock Corp.	368,920	0.1
22,576		Hardinge, Inc.	326,675	0.1
123,324		Heartland Express, Inc.	2,419,617	0.6
31,500	@	JetBlue Airways Corp.	269,325	0.1
8,852		Kadant, Inc.	358,683	0.1
10,400		Kaman Corp.	413,192	0.1
11,700		Kennametal, Inc.	609,219	0.2
40,300	@,L	Keyw Holding Corp.	541,632	0.1
37,000		Kforce, Inc.	757,020	0.2
62,767	@	Koninklijke Philips NV	2,311,165	0.6
37,700		Marten Transport Ltd.	761,163	0.2
26,600		Mueller Water Products, Inc.	249,242	0.1
38,100		Multi-Color Corp.	1,437,894	0.4
10,983		Northrop Grumman Corp.	1,258,762	0.3
11,316	@	Northwest Pipe Co.	427,292	0.1
3,000		Quanex Building Products Corp.	59,760	0.0
18,376		Regal-Beloit Corp.	1,354,679	0.3
265,612		Republic Services, Inc.	8,818,318	2.3
15,500	@	Rexnord Corp.	418,655	0.1
20,430		Rockwell Collins, Inc.	1,510,186	0.4
94,345		Southwest Airlines Co.	1,777,460	0.5
12,600	@	Spirit Airlines, Inc.	572,166	0.1
18,920		Stanley Black & Decker, Inc.	1,526,655	0.4
54,374		Textron, Inc.	1,998,788	0.5
71,702	@	Tyco International Ltd.	2,942,650	0.7
8,097		URS Corp.	429,060	0.1
28,390		Waste Management, Inc.	1,273,859	0.3
7,750		Woodward Governor Co.	353,477	0.1
			49,622,187	12.8
		Information Technology: 10.0%
24,666		Analog Devices, Inc.	1,256,239	0.3
273,903		Applied Materials, Inc.	4,845,344	1.3
14,500	@	AVG Technologies	249,545	0.1
25,500	@	BroadSoft, Inc.	697,170	0.2
34,400	L	CDW Corp./DE	803,584	0.2
28,400	@	CommScope Holding Co., Inc.	537,328	0.1
74,800		Compuware Corp.	838,508	0.2
10,500	@	Covisint Corp.	131,775	0.0
46,600		Cypress Semiconductor Corp.	489,300	0.1
800		DST Systems, Inc.	72,592	0.0
36,100		EVERTEC, Inc.	890,226	0.2
6,300	@	Faro Technologies, Inc.	367,290	0.1
24,298		Flir Systems, Inc.	731,370	0.2
18,110		Harris Corp.	1,264,259	0.3
23,800	@	Ingram Micro, Inc.	558,348	0.2
30,000		Intersil Corp.	344,100	0.1
9,300	@	Itron, Inc.	385,299	0.1
25,656		KLA-Tencor Corp.	1,653,786	0.4
24,900	@	Kulicke & Soffa Industries, Inc.	331,170	0.1
74,585		Maxim Integrated Products	2,081,667	0.5
30,999		Mentor Graphics Corp.	746,146	0.2
29,638		Microchip Technology, Inc.	1,326,301	0.3
16,600		MKS Instruments, Inc.	497,004	0.1
26,100	@	MoneyGram International, Inc.	542,358	0.1
29,800	@	Nanometrics, Inc.	567,690	0.2
19,100	@	Netscout Systems, Inc.	565,169	0.2
60,900	@	Polycom, Inc.	683,907	0.2
47,100	@	Riverbed Technolgoy, Inc.	851,568	0.2
35,972		Sandisk Corp.	2,537,465	0.7
33,700	@	Silicon Graphics International Corp.	451,917	0.1
45,100	@	Spansion, Inc.	626,439	0.2
22,500	@	SYKES Enterprises, Inc.	490,725	0.1
41,789	@	TE Connectivity Ltd.	2,302,992	0.6
207,262	@	Teradyne, Inc.	3,651,956	0.9
56,700	@	TTM Technologies, Inc.	486,486	0.1
28,700	@	VeriFone Holdings, Inc.	769,734	0.2
39,899		Western Digital Corp.	3,347,526	0.9
			38,974,283	10.0
		Materials: 4.7%
16,100		Allegheny Technologies, Inc.	573,643	0.1
24,300	@	AM Castle & Co.	358,911	0.1
39,474		Bemis Co., Inc.	1,616,855	0.4
65,200	@	Berry Plastics Group, Inc.	1,551,108	0.4
15,900	@	Boise Cascade Co.	468,732	0.1
22,800	@	Century Aluminum Co.	238,488	0.1
9,700	@	Clearwater Paper Corp.	509,250	0.1
8,698		Compass Minerals International, Inc.	696,275	0.2
102,800	@	Graphic Packaging Holding Co.	986,880	0.2
9,900		Hawkins, Inc.	368,181	0.1
10,900		Haynes International, Inc.	602,116	0.2
25,000	@	Headwaters, Inc.	244,750	0.1
44,100	@	Horsehead Holding Corp.	714,861	0.2
19,900		Innophos Holdings, Inc.	967,140	0.2
4,400	@	KapStone Paper and Packaging Corp.	245,784	0.1
5,100	@	Kraton Performance Polymers, Inc.	117,555	0.0
16,700	L	Kronos Worldwide, Inc.	318,135	0.1
4,500		Minerals Technologies, Inc.	270,315	0.1
88,065		Newmont Mining Corp.	2,028,137	0.5
39,611		Nucor Corp.	2,114,435	0.5
4,700		Sensient Technologies Corp.	228,044	0.1
37,228		Sonoco Products Co.	1,553,152	0.4
53,500	@	Tronox Ltd. - CL A	1,234,245	0.3

See Accompanying Notes to Financial Statements

4

32,595		Wausau Paper Corp.	413,305	0.1
			18,420,297	4.7
		Telecommunication Services: 0.9%
84,029		CenturyTel, Inc.	2,676,324	0.7
21,459		Rogers Communications, Inc.	971,084	0.2
			3,647,408	0.9
		Utilities: 7.9%
27,402		AGL Resources, Inc.	1,294,196	0.3
40,220		Ameren Corp.	1,454,355	0.4
12,500		Artesian Resources Corp.	286,875	0.1
25,900		Avista Corp.	730,121	0.2
47,500		Consolidated Edison, Inc.	2,625,800	0.7
24,300		El Paso Electric Co.	853,173	0.2
50,274		Empire District Electric Co.	1,140,717	0.3
149,896		Great Plains Energy, Inc.	3,633,479	0.9
4,753		Idacorp, Inc.	246,396	0.1
48,502		Laclede Group, Inc.	2,208,781	0.6
28,574		Northeast Utilities	1,211,252	0.3
28,750		NorthWestern Corp.	1,245,450	0.3
49,445		Pacific Gas & Electric Co.	1,991,645	0.5
7,300		PNM Resources, Inc.	176,076	0.0
58,775		Portland General Electric Co.	1,775,005	0.5
28,095		Southwest Gas Corp.	1,570,791	0.4
126,331		Westar Energy, Inc.	4,064,068	1.0
38,320		WGL Holdings, Inc.	1,535,099	0.4
102,956		Xcel Energy, Inc.	2,876,591	0.7
			30,919,870	7.9
		Total Common Stock (Cost $318,262,161)	370,242,732	95.1

EXCHANGE-TRADED FUNDS: 2.4%
11,000		iShares Russell 2000 Value Index Fund	1,094,500	0.2
129,545		iShares Russell Midcap Value Index Fund	8,512,402	2.2

		Total Exchange-Traded Funds (Cost $8,992,234)	9,606,902	2.4

PREFERRED STOCK: 0.2%
		Consumer Discretionary: 0.1%
13,100	@,L	Beazer Homes USA, Inc.	490,333	0.1

		Consumer Staples: 0.1%
214	@,P	Universal Corp.	266,389	0.1

		Total Preferred Stock (Cost $620,764)	756,722	0.2

		Total Long-Term Investments (Cost $327,875,159)	380,606,356	97.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateral(cc)(1): 0.9%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $1,020,002, due 01/31/14-01/01/44)	1,000,000	0.2
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.3
631,006	Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $631,007, collateralized by various U.S. Government Agency Obligations, 1.372%-8.500%, Market Value plus accrued interest $643,626, due 05/01/17-12/01/44)	631,006	0.2
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,020,002, due 03/28/14-04/15/30)	1,000,000	0.2
		3,631,006	0.9

See Accompanying Notes to Financial Statements

5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.0%
11,479,526	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $11,479,526)	11,479,526	3.0

	Total Short-Term Investments (Cost $15,110,532)	15,110,532	3.9

	Total Investments in Securities (Cost $342,985,691)	$395,716,888	101.6
	Liabilities in Excess of Other Assets	(6,390,027)	(1.6)
	Net Assets	$389,326,861	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $345,981,734.

Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$57,389,457
	Gross Unrealized Depreciation	(7,654,303)
	Net Unrealized Appreciation	$49,735,154

See Accompanying Notes to Financial Statements

6

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
ING BARON GROWTH PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.6%
		Consumer Discretionary: 25.5%
429,000	@	Bright Horizons Family Solutions, Inc.	15,761,460	1.3
590,000		Choice Hotels International, Inc.	28,974,900	2.5
5,275		ClubCorp Holdings, Inc.	93,579	0.0
280,000		DeVry, Inc.	9,940,000	0.8
300,000	@	Diamond Resorts International, Inc.	5,538,000	0.5
550,000		Dick’s Sporting Goods, Inc.	31,955,000	2.7
365,000	@	DreamWorks Animation SKG, Inc.	12,957,500	1.1
146,000	@	Imax Corp.	4,304,080	0.4
381,000		Interval Leisure Group, Inc.	11,772,900	1.0
1,125,000	@	LKQ Corp.	37,012,500	3.1
139,500	@	Lumber Liquidators	14,353,155	1.2
335,864	@	Manchester United Plc.-Cl A	5,215,968	0.4
25,000	@	Marriott Vacations Worldwide Corp.	1,319,000	0.1
163,000		Morningstar, Inc.	12,728,670	1.1
70,000	@	Panera Bread Co.	12,368,300	1.0
400,380	@	Penn National Gaming, Inc.	5,737,445	0.5
650,000	@	Pinnacle Entertainment, Inc.	16,893,500	1.4
123,000	@	Shutterstock, Inc.	10,286,490	0.9
336,200	@	Under Armour, Inc.	29,350,260	2.5
475,000		Vail Resorts, Inc.	35,734,250	3.0
			302,296,957	25.5

		Consumer Staples: 6.6%
63,294	@	Boston Beer Co., Inc.	15,303,856	1.3
203,500		Church & Dwight Co., Inc.	13,487,980	1.1
450,000	@	Fairway Group Holdings Corp.	8,154,000	0.7
260,000	@	TreeHouse Foods, Inc.	17,919,200	1.5
317,641	@	United Natural Foods, Inc.	23,946,955	2.0
			78,811,991	6.6

		Energy: 6.4%
45,000		CARBO Ceramics, Inc.	5,243,850	0.4
97,000	@	Core Laboratories NV	18,522,150	1.6
100,000	@	Denbury Resources, Inc.	1,643,000	0.1
140,000		Helmerich & Payne, Inc.	11,771,200	1.0
7,500		MPLX L.P.	334,050	0.0
100,000	@	SEACOR Holdings, Inc.	9,120,000	0.8
55,000		SM Energy Co.	4,571,050	0.4
225,000		Susser Petroleum Partners L.P.	7,465,500	0.6
200,000		Targa Resources Corp.	17,634,000	1.5
			76,304,800	6.4

		Financials: 15.0%
17,700		Alexander’s, Inc.	5,841,000	0.5
82,000		Alexandria Real Estate Equities, Inc.	5,216,840	0.4
115,000		American Assets Trust, Inc.	3,614,450	0.3
85,000		American Campus Communities, Inc.	2,737,850	0.2
195,000	@	Arch Capital Group Ltd.	11,639,550	1.0
272,255		Artisan Partners Asset Management, Inc.	17,748,303	1.5
318,000		Carlyle Group L.P.	11,327,160	1.0
435,000		Cohen & Steers, Inc.	17,426,100	1.5
490,500		Douglas Emmett, Inc.	11,423,745	1.0
160,000		Eaton Vance Corp.	6,846,400	0.6
125,000		Financial Engines, Inc.	8,685,000	0.7
400,380		Gaming and Leisure Properties, Inc.	20,343,308	1.7
175,000		LaSalle Hotel Properties	5,400,500	0.5
45,000		Leucadia National Corp.	1,275,300	0.1
235,000		Manning & Napier, Inc.	4,147,750	0.4
420,000	@	MSCI, Inc. - Class A	18,362,400	1.5
160,000		Oaktree Capital Group, LLC	9,414,400	0.8
370,000		Primerica, Inc.	15,876,700	1.3
			177,326,756	15.0

		Health Care: 7.4%
67,000	@	Brookdale Senior Living, Inc.	1,821,060	0.2
581,430	@	CFR Pharmaceuticals SA	13,057,116	1.1
490,000	@	Community Health Systems, Inc.	19,242,300	1.6
65,000	@	Edwards Lifesciences Corp.	4,274,400	0.4
22,300	@	Foundation Medicine, Inc.	531,186	0.0
122,200	@	Idexx Laboratories, Inc.	12,998,414	1.1
73,000	@	Mettler Toledo International, Inc.	17,709,070	1.5
30,000	@	Neogen Corp.	1,371,000	0.1
105,000		Techne Corp.	9,940,350	0.8
146,956		West Pharmaceutical Services, Inc.	7,209,661	0.6
			88,154,557	7.4

		Industrials: 16.8%
75,400	@	Advisory Board Co.	4,800,718	0.4
350,000		Air Lease Corp.	10,878,000	0.9
316,225	@	Colfax Corp.	20,140,370	1.7
534,000	@	Copart, Inc.	19,571,100	1.7
157,000	@	CoStar Group, Inc.	28,979,060	2.4
497,967		Generac Holdings, Inc.	28,204,851	2.4
350,000	@	Genesee & Wyoming, Inc.	33,617,500	2.8
60,000		Landstar System, Inc.	3,447,000	0.3
106,000	@	Middleby Corp.	25,436,820	2.2
250,000	@	Mistras Group, Inc.	5,220,000	0.4
105,000		MSC Industrial Direct Co.	8,491,350	0.7
76,607	@	Rexnord Corp.	2,069,155	0.2
50,000	@	Tetra Tech, Inc.	1,399,000	0.1

See Accompanying Notes to Financial Statements

8

50,000		Valmont Industries, Inc.	7,456,000	0.6
			199,710,924	16.8

		Information Technology: 15.6%
275,180		Advent Software, Inc.	9,628,548	0.8
250,000	@	Ansys, Inc.	21,800,000	1.8
116,806	@	Benefitfocus, Inc.	6,744,379	0.6
840,000		Booz Allen Hamilton Holding Corp.	16,086,000	1.4
290,000	@	Bottomline Technologies, Inc.	10,486,400	0.9
117,000	@	Concur Technologies, Inc.	12,072,060	1.0
85,000		Factset Research Systems, Inc.	9,229,300	0.8
405,300	@	Gartner, Inc.	28,796,565	2.4
165,000	@	Guidewire Software, Inc.	8,096,550	0.7
400,000		MAXIMUS, Inc.	17,596,000	1.5
260,000		Pegasystems, Inc.	12,786,800	1.1
290,045	@	RealPage, Inc.	6,781,252	0.6
385,000	@	SS&C Technologies Holdings, Inc.	17,040,100	1.4
488,750		Totvs S.A.	7,656,755	0.6
			184,800,709	15.6

		Materials: 1.8%
425,000	@	Caesar Stone Sdot Yam Ltd.	21,109,750	1.8

		Telecommunication Services: 0.2%
20,000	@	SBA Communications Corp.	1,796,800	0.2

		Utilities: 1.3%
160,000		ITC Holdings Corp.	15,331,200	1.3

		Total Common Stock (Cost $554,400,582)	1,145,644,444	96.6

SHORT-TERM INVESTMENTS: 3.7%
		Mutual Funds: 3.7%
44,186,154		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $44,186,154)	44,186,154	3.7

		Total Short-Term Investments (Cost $44,186,154)	44,186,154	3.7

		Total Investments in Securities (Cost $598,586,736)	$1,189,830,598	100.3
		Liabilities in Excess of Other Assets	(4,024,179)	(0.3)
		Net Assets	$1,185,806,419	100.0

††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

	Cost for federal income tax purposes is $598,353,637.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$594,808,252
	Gross Unrealized Depreciation	(3,331,291)
	Net Unrealized Appreciation	$591,476,961

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
ING COLUMBIA CONTRARIAN CORE PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 13.5%
78,987	@	ARAMARK Holdings Corp.	2,071,039	0.6
127,650		Comcast Corp. — Class A	6,633,332	1.9
54,985	@	Delphi Automotive PLC	3,306,248	0.9
40,325		Dick’s Sporting Goods, Inc.	2,342,882	0.7
57,580	@	DirecTV Group	3,978,202	1.1
36,650	@	Discovery Communications, Inc. - Class A	3,313,893	0.9
92,040	@	General Motors Co.	3,761,675	1.1
66,645		Lowe’s Cos., Inc.	3,302,260	0.9
31,095	@	Lululemon Athletica, Inc.	1,835,538	0.5
32,035		Tiffany & Co.	2,972,207	0.9
19,060	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,839,671	0.5
74,090		Viacom - Class B	6,471,021	1.8
18,595		Wynn Resorts Ltd.	3,611,335	1.0
30,265		Yum! Brands, Inc.	2,288,337	0.7
			47,727,640	13.5
		Consumer Staples: 10.0%
85,310		CVS Caremark Corp.	6,105,637	1.7
30,700		Diageo PLC ADR	4,065,294	1.2
79,845		PepsiCo, Inc.	6,622,344	1.9
111,205		Philip Morris International, Inc.	9,689,292	2.7
73,440		Procter & Gamble Co.	5,978,750	1.7
51,060		Walgreen Co.	2,932,886	0.8
			35,394,203	10.0
		Energy: 9.2%
68,590	@	Cameron International Corp.	4,083,163	1.1
100,540		Canadian Natural Resources Ltd.	3,402,274	1.0
67,295		Chevron Corp.	8,405,818	2.4
33,120		ConocoPhillips	2,339,928	0.6
35,655		ExxonMobil Corp.	3,608,286	1.0
74,310		Halliburton Co.	3,771,233	1.1
85,065		Kinder Morgan, Inc.	3,062,340	0.9
51,445	@	Newfield Exploration Co.	1,267,090	0.3
40,190		Noble Energy, Inc.	2,737,341	0.8
			32,677,473	9.2
		Financials: 16.8%
64,305	@	Aon PLC	5,394,546	1.5
262,435		Bank of America Corp.	4,086,113	1.2
59,760	@	Berkshire Hathaway, Inc.	7,085,145	2.0
13,595		Blackrock, Inc.	4,302,410	1.2
238,415		Citigroup, Inc.	12,423,806	3.5
70,770	@	Invesco Ltd.	2,576,028	0.7
190,110		JPMorgan Chase & Co.	11,117,633	3.1
40,275		Morgan Stanley	1,263,024	0.4
44,285	@	Realogy Holdings Corp.	2,190,779	0.6
51,640		State Street Corp.	3,789,860	1.1
112,450		Wells Fargo & Co.	5,105,230	1.5
			59,334,574	16.8
		Health Care: 12.1%
106,790		Abbott Laboratories	4,093,261	1.2
20,725		Baxter International, Inc.	1,441,424	0.4
111,515		Cardinal Health, Inc.	7,450,317	2.1
10,610	@	Celgene Corp.	1,792,665	0.5
32,855		Cigna Corp.	2,874,155	0.8
89,161	@	Covidien PLC	6,071,864	1.7
48,290	@	Express Scripts Holding Co.	3,391,890	1.0
81,100		Johnson & Johnson	7,427,949	2.1
162,030		Pfizer, Inc.	4,962,979	1.4
37,050	@	Salix Pharmaceuticals Ltd.	3,332,277	0.9
			42,838,781	12.1
		Industrials: 11.6%
84,115	@	Eaton Corp. PLC	6,402,834	1.8
24,595		FedEx Corp.	3,536,023	1.0
325,355		General Electric Co.	9,119,701	2.6
76,285		Honeywell International, Inc.	6,970,160	2.0
97,490	@	Nielsen Holdings NV	4,473,816	1.3
108,770	@	Tyco International Ltd.	4,463,921	1.2
52,360		United Technologies Corp.	5,958,568	1.7
			40,925,023	11.6
		Information Technology: 20.7%
21,975		Apple, Inc.	12,330,392	3.5
10,050	@	Baidu.com ADR	1,787,694	0.5
113,365		Broadcom Corp.	3,361,272	1.0
207,460		Cisco Systems, Inc.	4,657,477	1.3
16,465	@	eBay, Inc.	903,764	0.3
46,235	@	Electronic Arts, Inc.	1,060,631	0.3
185,575		EMC Corp.	4,667,211	1.3
14,000	@	Equinix, Inc.	2,484,300	0.7
9,720	@	Google, Inc. — Class A	10,893,301	3.1
65,585		Hewlett-Packard Co.	1,835,068	0.5
30,065		International Business Machines Corp.	5,639,292	1.6
66,470		Intuit, Inc.	5,072,991	1.4
5,600		Mastercard, Inc.	4,678,576	1.3
142,830		Microsoft Corp.	5,346,127	1.5
96,420	@	Nuance Communications, Inc.	1,465,584	0.4
71,770		Qualcomm, Inc.	5,328,923	1.5
63,930	@	Skyworks Solutions, Inc.	1,825,841	0.5
			73,338,444	20.7
		Materials: 2.5%
45,535		Celanese Corp.	2,518,541	0.7
92,225		Dow Chemical Co.	4,094,790	1.1
32,385	@	Louisiana-Pacific Corp.	599,446	0.2
77,555		Newmont Mining Corp.	1,786,092	0.5
			8,998,869	2.5
		Telecommunication Services: 2.7%
213,195		AT&T, Inc.	7,495,936	2.1

See Accompanying Notes to Financial Statements

10

50,045	Vodafone Group PLC ADR	1,967,269	0.6
		9,463,205	2.7
	Total Common Stock (Cost $294,598,051)	350,698,212	99.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
		Materials: —%
649,000	X	SINO Forest Corp, 08/01/14	—	—

		Total Corporate Bonds/Notes (Cost $—)	—	—

		Total Investments in Securities (Cost $294,598,051)	$350,698,212	99.1
		Assets in Excess of Other Liabilities	3,305,317	0.9
		Net Assets	$354,003,529	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

	Cost for federal income tax purposes is $294,895,207.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$56,881,295
	Gross Unrealized Depreciation	(1,078,290)
	Net Unrealized Appreciation	$55,803,005

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
ING COLUMBIA SMALL CAP VALUE II PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 11.5%
80,000	@	American Axle & Manufacturing Holdings, Inc.	1,636,000	0.8
26,134	@	Del Frisco’s Restaurant Group, Inc.	615,978	0.3
65,000		Finish Line	1,831,050	0.9
37,000	@	Helen of Troy Ltd.	1,831,870	0.9
87,000		KB Home	1,590,360	0.8
282,450	@	Office Depot, Inc.	1,494,161	0.7
44,000		Pier 1 Imports, Inc.	1,015,520	0.5
55,000		Sinclair Broadcast Group, Inc.	1,965,150	1.0
63,000		Sonic Automotive, Inc.	1,542,240	0.8
87,000	@	Sonic Corp.	1,756,530	0.9
195,000	@	Standard-Pacific Corp.	1,764,750	0.9
34,500	@	Tenneco, Inc.	1,951,665	1.0
91,000	@	Tower International, Inc.	1,947,400	1.0
235,000	@	Wet Seal, Inc.	641,550	0.3
85,000	@	Zale Corp.	1,340,450	0.7
			22,924,674	11.5
		Consumer Staples: 1.1%
15,000		Nu Skin Enterprises, Inc.	2,073,300	1.1

		Energy: 6.9%
53,000	@	Athlon Energy, Inc.	1,603,250	0.8
55,000		Delek US Holdings, Inc.	1,892,550	0.9
28,500	@	Gulfport Energy Corp.	1,799,775	0.9
65,000	@	Helix Energy Solutions Group, Inc.	1,506,700	0.8
220,000	@	Hercules Offshore, Inc.	1,436,600	0.7
32,000	@	Hornbeck Offshore Services, Inc.	1,575,360	0.8
125,000	@	Midstates Petroleum Co., Inc.	827,500	0.4
25,000	@	PDC Energy, Inc.	1,330,500	0.7
87,000	@	Tesco Corp.	1,720,860	0.9
			13,693,095	6.9
		Financials: 33.5%
32,000		Altisource Residential Corp.	963,520	0.5
64,000		American Assets Trust, Inc.	2,011,520	1.0
90,000		American Equity Investment Life Holding Co.	2,374,200	1.2
53,000		Amerisafe, Inc.	2,238,720	1.1
50,000		Amtrust Financial Services, Inc.	1,634,500	0.8
92,372		Apollo Investment Corp.	783,314	0.4
34,277	@	Argo Group International Holdings Ltd.	1,593,538	0.8
83,000		Brandywine Realty Trust	1,169,470	0.6
120,000		CNO Financial Group, Inc.	2,122,800	1.1
55,000		Community Bank System, Inc.	2,182,400	1.1
86,000		CubeSmart	1,370,840	0.7
77,000		EverBank Financial Corp.	1,412,180	0.7
110,000		First Industrial Realty Trust, Inc.	1,919,500	1.0
70,000		FirstMerit Corp.	1,556,100	0.8
26,000		Geo Group, Inc.	837,720	0.4
36,000		Highwoods Properties, Inc.	1,302,120	0.6
79,000	@	Hilltop Holdings, Inc.	1,827,270	0.9
53,000		Independent Bank Corp.	2,077,070	1.0
29,500		Kilroy Realty Corp.	1,480,310	0.7
43,000		LaSalle Hotel Properties	1,326,980	0.7
123,528		Medley Capital Corp.	1,710,863	0.9
145,000	@	MGIC Investment Corp.	1,223,800	0.6
81,312		Oritani Financial Corp.	1,305,058	0.7
54,800		Pennsylvania Real Estate Investment Trust	1,040,104	0.5
53,000		Pennymac Mortgage Investment Trust	1,216,880	0.6
53,700	@	PHH Corp.	1,307,595	0.7
15,500	@	Platinum Underwriters Holdings Ltd.	949,840	0.5
57,000		PrivateBancorp, Inc.	1,649,010	0.8
34,000		Prosperity Bancshares, Inc.	2,155,260	1.1
49,930		QTS Realty Trust, Inc.	1,237,265	0.6
70,000		Radian Group, Inc.	988,400	0.5
75,000		Renasant Corp.	2,359,500	1.2
62,893		Sandy Spring Bancorp, Inc.	1,772,954	0.9
176,750		Sterling Bancorp/DE	2,363,147	1.2
146,233		Susquehanna Bancshares, Inc.	1,877,632	0.9
97,000		Symetra Financial Corp.	1,839,120	0.9
125,000		Umpqua Holdings Corp.	2,392,500	1.2
69,000		Union First Market Bankshares Corp.	1,711,890	0.9
100,000	@	Western Alliance Bancorp.	2,386,000	1.2
139,300		Wilshire Bancorp., Inc.	1,522,549	0.8
29,900		Wintrust Financial Corp.	1,378,988	0.7
			66,572,427	33.5
		Health Care: 6.6%
50,000		Conmed Corp.	2,125,000	1.1
87,670	@	Healthways, Inc.	1,345,735	0.7
5,592	@	ICU Medical, Inc.	356,266	0.2
115,000		Kindred Healthcare, Inc.	2,270,100	1.1
45,000	@	LHC Group, Inc.	1,081,800	0.5
56,000	@	MedAssets, Inc.	1,110,480	0.6
21,742	@	PharMerica Corp.	467,453	0.2
125,000	@	Symmetry Medical, Inc.	1,260,000	0.6
65,000	@	VCA Antech, Inc.	2,038,400	1.0
16,000	@	WellCare Health Plans, Inc.	1,126,720	0.6
			13,181,954	6.6
		Industrials: 11.1%
15,000		Alaska Air Group, Inc.	1,100,550	0.6

See Accompanying Notes to Financial Statements

12

79,000	@	American Airlines Group, Inc.	1,994,750	1.0
44,000		Deluxe Corp.	2,296,360	1.2
23,000		EMCOR Group, Inc.	976,120	0.5
35,708		Heartland Express, Inc.	700,591	0.3
45,000	@	Mastec, Inc.	1,472,400	0.7
120,000	@	Navigant Consulting, Inc.	2,304,000	1.2
89,000		Steelcase, Inc.	1,411,540	0.7
82,000	@	Swift Transportation Co.	1,821,220	0.9
30,000		Trinity Industries, Inc.	1,635,600	0.8
17,000	@	United Rentals, Inc.	1,325,150	0.7
39,000		United Stationers, Inc.	1,789,710	0.9
50,000	@	USG Corp.	1,419,000	0.7
140,000	@	Wabash National Corp.	1,729,000	0.9
			21,975,991	11.1
		Information Technology: 14.6%
12,000		Anixter International, Inc.	1,078,080	0.5
54,500	@	Aruba Networks, Inc.	975,550	0.5
48,000	@	BroadSoft, Inc.	1,312,320	0.7
105,000	@	Calix, Inc.	1,012,200	0.5
47,000	@	Ciena Corp.	1,124,710	0.6
135,000	@	Endurance International Group Holdings, Inc.	1,914,300	1.0
103,000	@	Envivio, Inc.	350,200	0.2
83,000		EPIQ Systems, Inc.	1,345,430	0.7
76,000	@	Fairchild Semiconductor International, Inc.	1,014,600	0.5
57,000	@	Finisar Corp.	1,363,440	0.7
186,000	@	Global Cash Access, Inc.	1,858,140	0.9
90,000	@	Integrated Silicon Solution, Inc.	1,088,100	0.6
110,000		IXYS Corp.	1,426,700	0.7
136,000	@	Kulicke & Soffa Industries, Inc.	1,808,800	0.9
86,000		Mentor Graphics Corp.	2,070,020	1.0
100,000		Micrel, Inc.	987,000	0.5
185,000	@	RF Micro Devices, Inc.	954,600	0.5
20,000	@	Rogers Corp.	1,230,000	0.6
87,000	@	Rudolph Technologies, Inc.	1,021,380	0.5
99,084	@	Saba Software, Inc.	1,213,779	0.6
125,000	@	SunEdison, Inc.	1,631,250	0.8
64,675	@	Unisys Corp.	2,171,140	1.1
			28,951,739	14.6
		Materials: 9.3%
80,000	@	AK Steel Holding Corp.	656,000	0.3
50,472	@	Boise Cascade Co.	1,487,914	0.7
31,000	@	Clearwater Paper Corp.	1,627,500	0.8
87,505	@	Constellium NV - Class A	2,036,241	1.0
40,000	@	KapStone Paper and Packaging Corp.	2,234,400	1.1
86,400	@	Louisiana-Pacific Corp.	1,599,264	0.8
36,300		Materion Corp.	1,119,855	0.6
49,000		Neenah Paper, Inc.	2,095,730	1.1
49,000	@	OM Group, Inc.	1,784,090	0.9
14,000		Schweitzer-Mauduit International, Inc.	720,580	0.4
80,218	@	Taminco Corp.	1,621,206	0.8
37,000		Worthington Industries	1,556,960	0.8
			18,539,740	9.3
		Telecommunication Services: 0.4%
33,000		Telephone & Data Systems, Inc.	850,740	0.4

		Utilities: 4.3%
72,000		Avista Corp.	2,029,680	1.0
34,500		New Jersey Resources Corp.	1,595,280	0.8
27,000		South Jersey Industries, Inc.	1,510,920	0.8
27,200		Southwest Gas Corp.	1,520,752	0.8
46,600		UIL Holdings Corp.	1,805,750	0.9
			8,462,382	4.3
		Total Common Stock (Cost $137,618,268)	197,226,042	99.3

SHORT-TERM INVESTMENTS: 2.0%
		Mutual Funds: 2.0%
3,940,941		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $3,940,941)	3,940,941	2.0

		Total Short-Term Investments (Cost $3,940,941)	3,940,941	2.0

		Total Investments in Securities (Cost $141,559,209)	$201,166,983	101.3
		Liabilities in Excess of Other Assets	(2,573,146)	(1.3)
		Net Assets	$198,593,837	100.0

††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

	Cost for federal income tax purposes is $142,569,166.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$61,446,289
	Gross Unrealized Depreciation	(2,848,472)
	Net Unrealized Appreciation	$58,597,817

See Accompanying Notes to Financial Statements

13

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND PORTFOLIO	AS OF DECEMBER 31, 2013

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 22.0%
			Australia: 0.2%
703,000			BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	714,942	0.2

			Brazil: 0.5%
BRL	1,700,000	#	Banco Votorantim SA, 6.250%, 05/16/16	802,497	0.2
781,000			Petrobras Global Finance BV, 4.375%, 05/20/23	702,532	0.2
200,000		#	Samarco Mineracao SA, 5.750%, 10/24/23	198,500	0.1
				1,703,529	0.5
			Canada: 0.3%
370,000		±,X	Bowater Pulp and Paper Escrow, 01/15/11	—	—
402,000			Goldcorp, Inc., 3.700%, 03/15/23	359,654	0.1
687,000			Royal Bank of Canada, 2.200%, 07/27/18	690,190	0.2
				1,049,844	0.3
			France: 0.2%
663,000			BPCE SA, 2.500%, 12/10/18	659,859	0.2

			Germany: 0.3%
943,000			Deutsche Bank AG, 4.296%, 05/24/28	854,019	0.3

			Italy: 0.2%
696,000			Intesa Sanpaolo SpA, 3.875%, 01/15/19	692,395	0.2

			Luxembourg: 0.2%
260,000			Intelsat Jackson Holdings SA, 7.250%, 10/15/20	285,675	0.1
275,000			Intelsat Jackson Holdings SA, 7.500%, 04/01/21	304,562	0.1
				590,237	0.2
			Mexico: 0.3%
MXN	8,400,000		America Movil S.A.B de CV, 8.460%, 12/18/36	609,232	0.2
MXN	1,007,437	±	Banco Invex S.A., 03/13/34	13,490	0.0
225,000		#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	228,375	0.1
MXN	271,573		JPMorgan Hipotecaria su Casita, 09/25/35	28,984	0.0
				880,081	0.3
			Netherlands: 0.4%
200,000		#	Carlson Wagonlit BV, 6.875%, 06/15/19	208,500	0.1
481,000			Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	510,674	0.1
585,000			Seagate HDD Cayman, 6.875%, 05/01/20	635,456	0.2
				1,354,630	0.4
			Switzerland: 0.5%
995,000		#	Credit Suisse AG, 6.500%, 08/08/23	1,060,919	0.3
560,000			UBS AG/Stamford CT, 7.625%, 08/17/22	641,562	0.2
				1,702,481	0.5
			United Kingdom: 1.2%
447,000			Abbey National Treasury Services PLC/London, 3.050%, 08/23/18	459,572	0.1
520,000		#	Barclays Bank PLC, 6.050%, 12/04/17	583,166	0.2
742,000			Barclays Bank PLC, 7.625%, 11/21/22	792,085	0.3
654,000			Diageo Capital PLC, 2.625%, 04/29/23	596,485	0.2
200,000		#	Ineos Finance PLC, 8.375%, 02/15/19	223,250	0.1
316,000			Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	323,605	0.1
443,000		#	Standard Chartered PLC, 3.950%, 01/11/23	411,029	0.1
402,000			Vodafone Group PLC, 1.500%, 02/19/18	392,154	0.1
				3,781,346	1.2
			United States: 17.7%
705,000			AES Corp., 7.375%, 07/01/21	798,412	0.2
470,000			American International Group, Inc., 3.375%, 08/15/20	472,884	0.1
400,000		L	Alpha Natural Resources, Inc., 6.250%, 06/01/21	344,000	0.1
469,000			American Express Credit Corp., 2.125%, 07/27/18	470,061	0.1
780,000			American Tower Corp., 5.000%, 02/15/24	786,044	0.2
351,000			Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	350,425	0.1
1,050,000			Apple Inc., 1.000%, 05/03/18	1,015,870	0.3
335,000			AT&T, Inc., 2.500%, 08/15/15	344,080	0.1
368,000			Bank of America Corp., 3.300%, 01/11/23	348,346	0.1
458,000			Bank of America Corp., 4.100%, 07/24/23	460,105	0.1
541,000			Bank of America Corp., 8.000%, 12/29/49	602,253	0.2
895,000			Bank of New York Mellon Corp./The, 2.100%, 08/01/18	892,174	0.3
1,309,000			Barrick North America Finance LLC, 5.750%, 05/01/43	1,177,303	0.4
185,000			BE Aerospace, Inc., 6.875%, 10/01/20	203,962	0.1
543,000			Berkshire Hathaway, Inc., 4.500%, 02/11/43	502,096	0.2

See Accompanying Notes to Financial Statements

14

374,000		BioMed Realty L.P., 4.250%, 07/15/22	359,190	0.1
600,000		Case New Holland, Inc., 7.875%, 12/01/17	711,000	0.2
621,000		Celgene Corp., 4.000%, 08/15/23	611,651	0.2
200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	224,500	0.1
180,000		Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	189,450	0.1
354,000		Citigroup, Inc., 4.050%, 07/30/22	350,168	0.1
469,000		Citigroup, Inc., 5.500%, 09/13/25	494,160	0.2
555,000		Citigroup, Inc., 5.950%, 12/29/49	514,263	0.2
217,000		Citigroup, Inc., 6.010%, 01/15/15	228,568	0.1
1,015,000		Comcast Corp., 5.700%, 05/15/18	1,166,092	0.4
562,000	#	COX Communications, Inc., 2.950%, 06/30/23	491,276	0.2
985,000		Devon Energy Corp., 5.600%, 07/15/41	1,026,694	0.3
446,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	468,380	0.1
372,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	334,167	0.1
442,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	514,160	0.2
265,000		DISH DBS Corp., 4.250%, 04/01/18	270,962	0.1
680,000		Eaton Corp., 4.150%, 11/02/42	604,219	0.2
585,000		eBay, Inc., 2.600%, 07/15/22	538,222	0.2
1,105,000		EMC Corp./MA, 1.875%, 06/01/18	1,093,065	0.3
1,026,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,041,931	0.3
1,276,000		Entergy Corp., 5.125%, 09/15/20	1,347,943	0.4
835,000		Ferro Corp., 7.875%, 08/15/18	885,100	0.3
539,000		Fifth Third Bancorp., 8.250%, 03/01/38	719,938	0.2
482,000		First Horizon National Corp., 5.375%, 12/15/15	518,349	0.2
532,000		FirstEnergy Corp., 4.250%, 03/15/23	496,071	0.2
478,000		General Dynamics Corp., 2.250%, 11/15/22	429,334	0.1
715,000		General Electric Capital Corp., 6.750%, 03/15/32	885,544	0.3
361,000		General Electric Co., 2.700%, 10/09/22	338,012	0.1
816,000		Genworth Holdings, Inc., 4.900%, 08/15/23	815,872	0.2
960,000	#	Glencore Funding LLC, 2.500%, 01/15/19	930,170	0.3
627,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	686,659	0.2
715,000		Goodyear Tire & Rubber Co., 8.250%, 08/15/20	802,587	0.2
725,000	X	Greektown, LLC Escrow, 07/16/49	—	—
605,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	731,258	0.2
710,000		HCA, Inc., 6.375%, 01/15/15	747,275	0.2
740,000		HCA, Inc., 7.250%, 09/15/20	808,450	0.2
721,000		HCP, Inc., 4.250%, 11/15/23	705,531	0.2
1,050,000		Hewlett-Packard Co., 2.600%, 09/15/17	1,067,351	0.3
572,000		HSBC USA, Inc., 5.000%, 09/27/20	611,662	0.2
881,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	882,024	0.3
1,165,000		Indiana Michigan Power, 7.000%, 03/15/19	1,386,350	0.4
821,000		Intel Corp., 4.250%, 12/15/42	725,788	0.2
810,000	X	Jefferson Smurfit Escrow, 10/01/12	—	—
245,000	X	Jefferson Smurfit Escrow, 06/01/13	—	—
302,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	299,027	0.1
362,000		JPMorgan Chase & Co., 1.625%, 05/15/18	354,670	0.1
377,000		JPMorgan Chase & Co., 3.375%, 05/01/23	351,487	0.1
478,000		JPMorgan Chase & Co., 6.000%, 12/29/49	459,478	0.1
70	#	Kern River Funding Corp., 4.893%, 04/30/18	76	0.0
476,000		Kohl’s Corp., 4.750%, 12/15/23	483,360	0.1
369,000		Lincoln National Corp., 4.000%, 09/01/23	364,284	0.1
442,000		Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	373,114	0.1
575,000		Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	612,375	0.2
607,000		MetLife, Inc., 3.048%, 12/15/22	566,270	0.2
372,000		Morgan Stanley, 3.750%, 02/25/23	362,104	0.1
618,000		Morgan Stanley, 4.100%, 05/22/23	598,275	0.2
240,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	249,600	0.1
1,048,000	#	Mylan, Inc./PA, 2.600%, 06/24/18	1,049,199	0.3
475,000		News America, Inc., 4.500%, 02/15/21	509,278	0.2
422,000	#	News America, Inc., 5.400%, 10/01/43	427,399	0.1
381,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	357,484	0.1
740,000		Plains Exploration & Production Co., 7.625%, 04/01/20	816,724	0.3
542,000		PNC Bank NA, 3.800%, 07/25/23	525,839	0.2

See Accompanying Notes to Financial Statements

15

495,000		PNC Financial Services Group, Inc./The, 2.854%, 11/09/22	459,864	0.1
386,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	359,297	0.1
341,000		ProLogis L.P., 4.250%, 08/15/23	336,976	0.1
97,493	&	Radio One, Inc., 12.500%, 05/24/16	97,980	0.0
696,000		Regions Financial Corp., 2.000%, 05/15/18	674,320	0.2
682,000		Reynolds American, Inc., 6.150%, 09/15/43	736,622	0.2
470,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	531,100	0.2
255,000	#	Sealed Air Corp., 8.375%, 09/15/21	290,700	0.1
556,000		SLM Corp., 4.625%, 09/25/17	578,303	0.2
340,000		SLM Corp., 8.000%, 03/25/20	386,325	0.1
195,000		Smithfield Foods, Inc., 7.750%, 07/01/17	229,613	0.1
475,000	X	Smurfit-Stone Container Corp. Escrow, 03/15/17	—	—
676,000		St. Jude Medical, Inc., 2.500%, 01/15/16	693,706	0.2
245,000	X	Stone Webster Escrow, 07/01/12	—	—
164,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	179,580	0.1
340,000		Time Warner Cable, Inc., 5.875%, 11/15/40	294,173	0.1
606,000		Time Warner, Inc., 6.500%, 11/15/36	684,838	0.2
505,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	546,031	0.2
540,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	516,507	0.2
382,000		Verizon Communications, Inc., 2.450%, 11/01/22	338,281	0.1
1,328,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,426,352	0.4
605,000		Verizon Communications, Inc., 6.550%, 09/15/43	707,982	0.2
360,000		Walgreen Co., 3.100%, 09/15/22	337,609	0.1
867,000		WellPoint, Inc., 5.100%, 01/15/44	859,963	0.3
351,000		Wells Fargo & Co., 1.250%, 07/20/16	353,801	0.1
638,000		Wells Fargo & Co., 3.676%, 06/15/16	679,664	0.2
			57,581,031	17.7
		Total Corporate Bonds/Notes (Cost $71,779,745)	71,564,394	22.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.2%
		United States: 10.2%
933,287		Banc of America Alternative Loan Trust 2004-1, 4.750%, 02/25/19	942,098	0.3
1,706,386		Banc of America Funding Corp., 5.500%, 02/25/35	1,818,696	0.6
340,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	339,247	0.1
440,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	464,878	0.1
440,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	472,339	0.1
500,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	512,103	0.2
440,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	434,229	0.1
315,199		Citigroup Mortgage Loan Trust, Inc., 2.680%, 05/25/35	308,697	0.1
2,757,979	^	Commercial Mortgage Pass Through Certificates, 1.929%, 12/10/45	292,087	0.1
480,000	#	Commercial Mortgage Trust 2004-GG1, 5.706%, 06/10/36	489,653	0.2
3,042,942	^	Commercial Mortgage Trust, 1.800%, 01/10/46	291,713	0.1
11,499,819	^	Commercial Mortgage Trust, 2.006%, 10/15/45	1,326,874	0.4
4,323,594	^	Commercial Mortgage Trust, 2.231%, 05/15/45	517,179	0.2
380,000		Commercial Mortgage Trust, 5.218%, 07/15/44	390,943	0.1
79,607		Commercial Mortgage Pass-Through Certificates Series 2007-C5, 5.589%, 09/15/40	79,430	0.0
700,000		Commercial Mortgage Trust, 5.213%, 04/10/37	673,737	0.2
210,701		Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, 11/25/35	215,705	0.1
279,795		Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, 09/25/35	279,054	0.1
1,040,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	1,047,083	0.3
63,133	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	63,313	0.0
675,882	#	Credit Suisse Mortgage Capital Certificates, 4.465%, 07/27/37	680,613	0.2
5,699,066	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.382%, 11/10/46	208,916	0.1
114,660	#	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.665%, 01/27/37	113,292	0.0
270,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.815%, 08/10/38	268,678	0.1

See Accompanying Notes to Financial Statements

16

3,067,741		^	GS Mortgage Securities Corp. II, 2.386%, 11/10/45	404,521	0.1
217,612			GSR Mortgage Loan Trust, 2.671%, 09/25/35	218,278	0.1
520,000		#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.471%, 10/15/37	504,256	0.2
2,760,000		#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	74,311	0.0
4,658,802		^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.945%, 12/15/47	488,867	0.1
600,000		#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 5.835%, 01/15/38	609,285	0.2
314,083			JP Morgan Commercial Mortgage Finance Corp., 8.440%, 08/15/32	316,431	0.1
294,361			JPMorgan Mortgage Trust, 2.726%, 07/25/35	292,618	0.1
368,000			LB-UBS Commercial Mortgage Trust 2004-C7, 4.943%, 10/15/36	376,482	0.1
280,000			LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	290,182	0.1
360,000			LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	359,589	0.1
680,000			LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	609,634	0.2
570,000			LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	593,592	0.2
590,000			LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	624,713	0.2
305,962			MASTR Adjustable Rate Mortgages Trust, 2.736%, 04/25/36	288,880	0.1
188,091			Merrill Lynch Mortgage Investors Trust Series 2005-A8, 5.250%, 08/25/36	188,481	0.1
708,179			ML-CFC Commercial Mortgage Trust 2007-6, 5.331%, 03/12/51	710,037	0.2
4,083,953		^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.510%, 12/15/48	290,131	0.1
1,690,000			Morgan Stanley Capital I Trust 2004-IQ7, 5.385%, 06/15/38	1,709,162	0.5
490,000			Morgan Stanley Capital I Trust 2005-HQ6, 5.172%, 08/13/42	496,893	0.2
979,101			Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	1,008,328	0.3
220,000			Morgan Stanley Capital I Trust 2007-TOP25, 5.574%, 11/12/49	219,268	0.1
865,000		#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	939,653	0.3
460,000		#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	461,105	0.1
570,000		#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	590,040	0.2
700,000			Morgan Stanley Capital I, 5.152%, 08/13/42	720,053	0.2
470,000			Morgan Stanley Capital I, 5.300%, 06/15/40	478,779	0.1
513,191		#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	515,363	0.2
720,000		#	N-Star Real Estate CDO Ltd., 2.015%, 08/25/29	720,407	0.2
13,974			Residential Accredit Loans, Inc., 3.176%, 04/25/35	1,871	0.0
1,610,000		#	TIAA CMBS I Trust, 5.770%, 06/19/33	1,758,477	0.5
6,856,436		#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3, 2.170%, 08/10/49	841,277	0.3
792,896			WaMu Mortgage Pass Through Certificates, 2.374%, 12/25/36	698,227	0.2
3,068,675		#,^	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.231%, 08/15/45	357,808	0.1
6,246,267		#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5, 2.136%, 10/15/45	722,175	0.2
1,101,560			Wells Fargo Mortgage Backed Securities 2005-AR14 Trust, 5.330%, 08/25/35	1,131,201	0.3
426,167			Wells Fargo Mortgage-Backed Securities Trust, 2.610%, 02/25/35	426,137	0.1
147,608			Wells Fargo Mortgage-Backed Securities Trust, 2.645%, 02/25/34	149,157	0.0
			Total Collateralized Mortgage Obligations (Cost $32,915,349)	33,416,226	10.2

STRUCTURED PRODUCTS: 0.1%
			Mexico: 0.1%
MXN	97,261		Reforma BLN-Backed I - Class 2A Asset Backed Variable Funding Notes, 05/22/15	6,996	0.0
MXN	170,161		Reforma BLN-Backed I - Class 2B Asset Backed Variable Funding Notes, 05/22/15	12,239	0.0
MXN	2,565,617		Reforma BLN-Backed I - Class 2C Asset Backed Variable Funding Notes, 05/22/15	184,534	0.1
MXN	186,979		Reforma BLN-Backed I - Class 2D Asset Backed Variable Funding Notes, 05/22/15	13,448	0.0
MXN	135,844		Reforma BLN-Backed I - Class 2E Asset Backed Variable Funding Notes, 05/22/15	9,771	0.0

See Accompanying Notes to Financial Statements

17

MXN	86,756		Reforma BLN-Backed I - Class 2F Asset Backed Variable Funding Notes, 05/22/15	6,240	0.0
MXN	15,977		Reforma BLN-Backed I - Class 2G Asset Backed Variable Funding Notes, 05/22/15	1,149	0.0
				234,377	0.1
			Russia: 0.0%
RUB	11,097,000	±,X	Credit Suisse International - Moitk Total Return Linked Notes, 8.990%, 03/30/11	—	—
RUB	19,450,000	X	Credit Suisse International - SPETSSTROY-2 Credit Linked Fully Funded Total Return Linked Notes, 05/24/15	—	—
RUB	8,011,242		Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 08/22/34	122,147	0.0
				122,147	0.0
			Total Structured Products (Cost $1,777,833)	356,524	0.1

U.S. TREASURY OBLIGATIONS: 8.0%
			U.S. Treasury Bonds: 0.6%
2,255,000			3.625%, due 08/15/43	2,121,285	0.6

			U.S. Treasury Notes: 7.4%
2,742,000			0.250%, due 12/31/15	2,734,824	0.8
2,288,000			0.625%, due 12/15/16	2,278,615	0.7
13,821,000			1.500%, due 12/31/18	13,658,493	4.2
7,000			2.125%, due 11/30/14	7,125	0.0
200,000			2.375%, due 12/31/20	198,984	0.1
5,355,000			2.750%, due 11/15/23	5,229,912	1.6
				24,107,953	7.4
			Total U.S. Treasury Obligations (Cost $26,437,900)	26,229,238	8.0

FOREIGN GOVERNMENT BONDS: 13.7%
			Brazil: 0.2%
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 05/15/45	660,370	0.2

			Canada: 0.2%
CAD	600,000		Canadian Government Bond, 4.000%, 06/01/41	642,561	0.2

			Dominican Republic: 1.1%
DOP	80,000,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	1,973,068	0.6
DOP	57,500,000		Dominican Republic International Bond, 15.500%, 04/19/19	1,488,839	0.5
				3,461,907	1.1
			Germany: 5.1%
EUR	3,990,000		Bundesobligation, 1.000%, 10/12/18	5,504,509	1.7
EUR	1,010,000		Bundesschatzanweisungen, 0.180%, 06/12/15	1,385,762	0.4
EUR	80,000		Bundesschatzanweisungen, 0.220%, 12/11/15	109,581	0.1
EUR	20,000		Bundesrepublik Deutschland, 2.500%, 07/04/44	26,119	0.0
EUR	6,880,000		Bundesrepublik Deutschland, 2.000%, 08/15/23	9,513,907	2.9
				16,539,878	5.1
			Italy: 3.0%
EUR	6,820,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/24	9,739,305	3.0

			Mexico: 1.2%
MXN	45,000,000		Mexican Bonos, 8.500%, 12/13/18	3,900,419	1.2

			Nigeria: 0.2%
NGN	154,000,000		Nigeria Government Bond, 10.000%, 07/23/30	762,827	0.2

			Poland: 0.4%
PLN	4,010,000		Poland Government Bond, 4.000%, 10/25/23	1,293,700	0.4

			Russia: 0.0%
RUB	3,000,000		Russian Federal Bond - OFZ, 8.150%, 02/03/27	94,403	0.0

			South Africa: 0.0%
ZAR	1,000,000		Transnet SOC Ltd., 10.800%, 11/06/23	105,828	0.0

			Turkey: 0.1%
TRY	570,000		Turkey Government Bond, 7.100%, 03/08/23	217,868	0.1

			United Kingdom: 2.2%
GBP	1,950,000		United Kingdom Gilt, 1.250%, 07/22/18	3,140,963	1.0
GBP	2,520,000		United Kingdom Gilt, 3.250%, 01/22/44	3,848,771	1.2
GBP	10,000		United Kingdom Gilt, 4.250%, 06/07/32	18,203	0.0
GBP	50,000		United Kingdom Gilt, 2.250%, 09/07/23	77,407	0.0
				7,085,344	2.2
			Total Foreign Government Bonds (Cost $44,352,198)	44,504,410	13.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.9%
			Federal Home Loan Mortgage Corporation: 3.2%##
61,984			0.617%, due 02/15/29	62,252	0.0
24,686			0.667%, due 03/15/32	24,848	0.0
95,912			0.667%, due 01/15/33	96,591	0.0
34,739			1.117%, due 08/15/31	35,459	0.0
20,627			1.117%, due 02/15/32	21,054	0.0
19,735			1.167%, due 02/15/32	20,143	0.0
20,244			1.167%, due 02/15/32	20,662	0.0
30,366			1.167%, due 03/15/32	30,996	0.0
19,942,780		^	4.000%, due 04/15/43	3,892,432	1.2
10,946			5.000%, due 01/01/20	11,791	0.0
52,024			5.000%, due 02/01/20	55,349	0.0
316,416			5.000%, due 09/15/23	347,772	0.1

See Accompanying Notes to Financial Statements

18

860,000		5.000%, due 02/15/34	927,252	0.3
905,000		5.000%, due 11/15/34	977,336	0.3
25,971		5.000%, due 12/01/34	28,166	0.0
30,201		5.500%, due 01/01/18	32,255	0.0
10,074,581	^	5.833%, due 05/15/36	1,255,531	0.4
7,410,497	^	5.883%, due 07/15/40	1,168,272	0.4
206,500	^	5.983%, due 07/15/35	33,057	0.0
25,276		6.000%, due 05/15/17	26,845	0.0
79,548		6.000%, due 02/01/34	89,101	0.0
7,581		6.500%, due 04/01/18	8,058	0.0
23,697		6.500%, due 02/01/22	26,409	0.0
30,734		6.500%, due 09/01/22	34,237	0.0
80,337		6.500%, due 04/15/28	91,116	0.0
16,653		6.500%, due 06/15/31	18,837	0.0
143,273		6.500%, due 02/15/32	160,355	0.1
107,660		6.500%, due 06/15/32	121,558	0.1
7,968		6.500%, due 08/01/32	8,980	0.0
15,141		6.500%, due 07/01/34	16,875	0.0
19,009		6.500%, due 07/01/34	21,197	0.0
102,647		6.750%, due 02/15/24	115,391	0.1
142,881		7.000%, due 09/15/26	162,426	0.1
24,231	^	7.000%, due 03/15/28	4,758	0.0
137,881	^	7.000%, due 04/15/28	27,048	0.0
232,845	^	7.483%, due 03/15/29	46,027	0.0
123,456		7.500%, due 09/15/22	139,740	0.1
227,632	^	7.533%, due 03/15/29	41,148	0.0
304,429	^	8.783%, due 08/15/29	75,607	0.0
22,560		23.773%, due 06/15/34	27,898	0.0
44,756		24.139%, due 08/15/35	64,020	0.0
			10,368,849	3.2
		Federal National Mortgage Association: 2.6%##
12,649		0.565%, due 11/25/33	12,674	0.0
13,507		0.665%, due 10/18/32	13,594	0.0
46,502		1.165%, due 12/25/31	47,464	0.0
6,489		1.165%, due 04/25/32	6,625	0.0
21,088		1.165%, due 04/25/32	21,530	0.0
63,100		1.165%, due 09/25/32	64,433	0.0
63,109		1.165%, due 12/25/32	64,441	0.0
408,369		2.563%, due 10/01/36	433,388	0.2
1,545,658	^	3.500%, due 08/25/33	215,379	0.1
889,764	^	3.500%, due 08/25/43	179,868	0.1
9,563,536	^	3.885%, due 02/25/37	417,686	0.1
245,205		4.500%, due 08/25/25	266,247	0.1
5,778,388	^	5.000%, due 05/25/18	400,971	0.1
654,241		5.000%, due 07/25/40	693,166	0.2
160,236		5.000%, due 06/01/41	175,365	0.1
27,378		5.500%, due 09/01/19	29,612	0.0
35,210		5.500%, due 09/01/19	38,084	0.0
76,977		5.500%, due 09/01/24	84,622	0.0
119,823	^	5.500%, due 07/01/33	22,336	0.0
48,669	^	5.500%, due 06/01/35	8,825	0.0
25,506		6.000%, due 03/25/17	26,941	0.0
41,319		6.000%, due 06/01/17	43,666	0.0
17,564		6.000%, due 05/01/21	19,158	0.0
53,992		6.000%, due 01/25/32	59,371	0.0
217,312	^	6.000%, due 12/01/32	42,104	0.0
89,012	^	6.000%, due 02/01/33	16,157	0.0
89,878	^	6.000%, due 03/01/33	16,382	0.0
108,018	^	6.000%, due 03/01/33	21,182	0.0
284,001		6.000%, due 11/01/34	319,045	0.1
432,628		6.000%, due 04/01/35	486,171	0.2
49,862	^	6.000%, due 09/01/35	8,311	0.0
6,562,160	^	6.285%, due 02/25/42	1,257,080	0.4
247,923	^	6.375%, due 06/25/37	33,448	0.0
712,099	^	6.405%, due 06/25/36	110,264	0.1
32,093		6.500%, due 04/25/29	36,048	0.0
51,264		6.500%, due 11/25/29	57,103	0.0
169,921		6.500%, due 12/01/29	192,010	0.1
59,389		6.500%, due 10/25/31	65,997	0.0
354,178	^	6.500%, due 02/01/32	75,484	0.0
52,821		6.500%, due 04/25/32	57,635	0.0
70,056		6.500%, due 01/01/34	78,758	0.0
38,583	^	6.585%, due 05/25/35	6,985	0.0
29,217	^	6.885%, due 10/25/22	555	0.0
61,682	^	6.935%, due 06/25/23	8,465	0.0
714		7.000%, due 09/01/14	723	0.0
4,943		7.000%, due 11/01/17	5,101	0.0
59,924	^	7.000%, due 02/01/28	11,779	0.0
590		7.000%, due 02/01/31	634	0.0
73,617	^	7.000%, due 03/25/33	19,564	0.0
1,401		7.000%, due 04/01/33	1,636	0.0
57,981	^	7.000%, due 04/25/33	11,673	0.0
194,891	^	7.065%, due 09/25/36	34,919	0.0
341,569	^	7.385%, due 10/25/33	64,422	0.0
292,736	^	7.465%, due 03/25/23	23,953	0.0
85,577	^	7.500%, due 01/01/24	17,704	0.0
45,690		7.500%, due 09/01/32	53,657	0.0
115,882		7.500%, due 01/01/33	134,598	0.1
208,327	^	7.585%, due 07/25/31	42,340	0.0
120,715	^	7.585%, due 02/25/32	22,625	0.0
69,711	^	7.785%, due 07/25/32	15,082	0.0
125,535		23.342%, due 07/25/35	132,863	0.1
73,697		23.596%, due 06/25/36	104,960	0.0
42,145		23.963%, due 03/25/36	62,123	0.0
78,844		27.436%, due 04/25/35	128,554	0.1
874,692		32.627%, due 11/25/36	1,408,193	0.4
			8,531,733	2.6
		Government National Mortgage Association: 1.1%
3,545,459	^	4.000%, due 04/20/38	476,037	0.2
108,202		5.000%, due 04/15/34	118,602	0.0
7,350,187	^	5.683%, due 06/20/40	1,130,106	0.4
31,329		6.500%, due 02/20/35	36,099	0.0
79,752		8.000%, due 01/16/30	93,487	0.0
354,624		8.000%, due 02/16/30	418,141	0.1
977,686		21.508%, due 03/20/37	1,370,259	0.4
			3,642,731	1.1
		Total U.S. Government Agency Obligations (Cost $21,012,720)	22,543,313	6.9

ASSET-BACKED SECURITIES: 6.0%
		Cayman Islands: 0.6%
1,000,000	#	Blackrock Senior Income Series II, 2.088%, 05/25/17	977,128	0.3
1,000,000	#	WhiteHorse III Ltd/Corp, 2.092%, 05/01/18	980,584	0.3
			1,957,712	0.6
		United States: 5.4%
1,000,000	#	Apidos CDO II, 1.038%, 12/21/18	974,571	0.3
740,000	#	Ares XII CLO Ltd., 2.238%, 11/25/20	732,999	0.2
950,000	#	Black Diamond CLO 2005-1 Delaware Corp., 1.015%, 06/20/17	917,795	0.3
110,000		BMW Vehicle Owner Trust, 0.670%, 11/27/17	110,149	0.0
220,000		BMW Vehicle Owner Trust, 1.120%, 04/27/20	219,311	0.1
1,450,000	#	Castle Garden Funding, 1.989%, 10/27/20	1,430,252	0.4
550,000		Chase Issuance Trust, 1.010%, 10/15/18	549,647	0.2

See Accompanying Notes to Financial Statements

19

330,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	378,276	0.1
330,000		Discover Card Execution Note Trust, 1.040%, 04/15/19	329,892	0.1
120,000		Discover Card Execution Note Trust, 5.650%, 03/16/20	137,514	0.0
895,081	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	891,266	0.3
1,625,000	#	Gulf Stream - Compass CLO 2005-II Ltd., 1.038%, 01/24/20	1,608,318	0.5
400,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.688%, 08/07/21	387,294	0.1
220,000		Hyundai Auto Receivables Trust 2013-C, 1.550%, 03/15/19	222,276	0.1
200,000		Hyundai Auto Receivables Trust 2013-C, 2.100%, 03/15/19	201,903	0.1
250,000	#	Invitation Homes 2013-SFR1 Trust, 2.014%, 12/17/30	250,744	0.1
350,000	#	M&T Bank Auto Receivables Trust 2013-1, 1.060%, 11/15/17	352,187	0.1
1,840,000	#	Madison Park Funding I Ltd., 1.009%, 05/10/19	1,827,339	0.6
1,680,000	#	Madison Park Funding I Ltd., 2.139%, 05/10/19	1,687,442	0.5
1,300,000	#	Morgan Stanley Investment Management Croton Ltd., 0.994%, 01/15/18	1,247,067	0.4
100,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	104,386	0.0
900,000	#	Stanfield Azure CLO Ltd., 0.936%, 05/27/20	881,658	0.3
300,000	#	Stanfield Bristol CLO Ltd, 0.691%, 10/15/19	296,034	0.1
320,000		Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	323,420	0.1
400,000		Volkswagen Auto Loan Enhanced Trust 2012-2, 0.660%, 03/20/19	398,071	0.1
1,000,000	#	WhiteHorse III Ltd./Corp, 0.992%, 05/01/18	991,424	0.3
			17,451,235	5.4
		Total Asset-Backed Securities (Cost $19,256,418)	19,408,947	6.0

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.1%
		United States: 0.1%
43,083	@,L	American Media, Inc.	280,039	0.1
4,988	@	Resolute Forest Products	79,908	0.0
274		Rock-Tenn Co.	28,773	0.0

		Total Common Stock (Cost $1,315,740)	388,720	0.1

PREFERRED STOCK: 0.1%
		United States: 0.1%
10,550	@,P	Goldman Sachs Group, Inc./The	235,159	0.1

		Total Preferred Stock (Cost $262,695)	235,159	0.1

WARRANTS: —%
		Consumer Discretionary: —%
2,406	@,X	Media News Group	—	—

		Total Warrants (Cost $—)	—	—

INVESTMENT COMPANIES: 28.8%
		United States: 28.8%
1,339,569	**	ING Emerging Markets Corporate Debt Fund - Class P	12,900,045	4.0
4,435,788	**	ING Emerging Markets Hard Currency Sovereign Debt Fund - Class P	40,986,686	12.6
3,858,519	**	ING Emerging Markets Local Currency Debt Fund - Class P	33,646,283	10.3
752,090	**	ING High Yield Bond Fund - Class P	6,279,952	1.9

		Total Investment Companies (Cost $102,842,321)	93,812,966	28.8

# of Contracts
PURCHASED OPTIONS: 0.0%
		Options on Currencies: 0.0%
13,700,000	@	Call USD vs. Put GBP, Strike @ 1.535, Exp. 02/14/14 Counterparty: Deutsche Bank AG	1,954	0.0

		Total Purchased Options (Cost $245,975)	1,954	0.0

		Total Long-Term Investments (Cost $322,198,894)	312,461,851	95.9

See Accompanying Notes to Financial Statements

20

Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
			Securities Lending Collateral(cc)(1): 0.1%
387,954			Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $387,954, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $395,713, due 03/15/14-02/15/43) (Cost $387,954)	387,954	0.1

			Foreign Government Bonds: 0.8%
NGN	326,000,000		Nigeria Government Bond, 10.800%, 01/23/14	2,023,897	0.6
NGN	100,400,000	Z	Nigeria Treasury Bill, 9.170%, 03/06/14	617,477	0.2
				2,641,374	0.8

Shares
			Mutual Funds: 1.2%
3,899,000			BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $3,899,000)	3,899,000	1.2

			Total Short-Term Investments (Cost $6,947,998)	6,928,328	2.1

			Total Investments in Securities (Cost $329,146,892)	$319,390,179	98.0
			Assets in Excess of Other Liabilities	6,657,164	2.0
			Net Assets	$326,047,343	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

&	Payment-in-kind
P	Preferred Stock may be called prior to convertible date.
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
**	Investment in affiliate
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real
CAD	Canadian Dollar
DOP	Dominican Peso
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso
NGN	Nigerian Naira
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish New Lira
ZAR	South African Rand

Cost for federal income tax purposes is $329,376,043.

Net unrealized depreciation consists of:

	Gross Unrealized Appreciation	$5,276,263
	Gross Unrealized Depreciation	(15,262,127)
	Net Unrealized Depreciation	$(9,985,864)

Sector Diversification	Percentage of Net Assets
Affiliated Mutual Funds	28.8%
Foreign Government Bonds	14.5
Collateralized Mortgage Obligations	10.2
Financial	9.2
U.S. Treasury Notes	7.4
Other Asset-Backed Securities	4.1
Communications	3.4
Federal Home Loan Mortgage Corporation	3.2
Federal National Mortgage Association	2.4
Consumer, Non-cyclical	2.2
Utilities	1.5
Energy	1.4
Technology	1.3
Basic Materials	1.2
Government National Mortgage Association	1.1
Consumer, Cyclical	1.0
Asset-Backed Securities	1.0
Industrial	0.8
U.S. Treasury Bonds	0.6
Automobile Asset-Backed Securities	0.5
Credit Card Asset-Backed Securities	0.4
U.S. Government Agency Obligations	0.2
Consumer Discretionary	0.1
Structured Products	0.1
Financials	0.1
Materials	0.0
Options on Currencies	0.0
Industrials	0.0
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	2.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

21

See Accompanying Notes to Financial Statements

22

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
ING INVESCO COMSTOCK PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 15.3%
181,956		Carnival Corp.	7,309,173	1.6
144,213		Comcast Corp. — Class A	7,494,029	1.6
259,534	@	General Motors Co.	10,607,155	2.3
108,984		Johnson Controls, Inc.	5,590,879	1.2
78,639		Kohl’s Corp.	4,462,763	1.0
97,134		Newell Rubbermaid, Inc.	3,148,113	0.7
52,349		Target Corp.	3,312,121	0.7
52,491		Time Warner Cable, Inc.	7,112,530	1.5
50,055		Time Warner, Inc.	3,489,835	0.8
201,924		Twenty-First Century Fox, Inc.	6,986,570	1.5
128,715		Viacom - Class B	11,241,968	2.4
			70,755,136	15.3
		Consumer Staples: 5.4%
177,765		ConAgra Foods, Inc.	5,990,681	1.3
110,688		CVS Caremark Corp.	7,921,940	1.7
122,269		Mondelez International, Inc.	4,316,096	0.9
81,443		Tyson Foods, Inc.	2,725,083	0.6
98,628		Unilever NV ADR	3,967,804	0.9
			24,921,604	5.4
		Energy: 14.9%
198,086		BP PLC ADR	9,628,961	2.1
43,963		Chevron Corp.	5,491,418	1.2
193,403		Halliburton Co.	9,815,202	2.1
96,648		Murphy Oil Corp.	6,270,522	1.4
52,442	@	Noble Corp. PLC	1,965,002	0.4
58,182		Occidental Petroleum Corp.	5,533,108	1.2
164,981		QEP Resources, Inc.	5,056,668	1.1
127,006		Royal Dutch Shell PLC - Class A ADR	9,051,718	2.0
148,712		Suncor Energy, Inc.	5,212,356	1.1
693,764	@	Weatherford International Ltd.	10,746,404	2.3
			68,771,359	14.9
		Financials: 24.4%
46,411		Aflac, Inc.	3,100,255	0.7
167,012		Allstate Corp.	9,108,835	2.0
512,137		Bank of America Corp.	7,973,973	1.7
302,467		Bank of New York Mellon Corp.	10,568,197	2.3
359,321		Citigroup, Inc.	18,724,217	4.1
235,293		Fifth Third Bancorp.	4,948,212	1.1
27,265		Goldman Sachs Group, Inc.	4,832,994	1.0
255,425		JPMorgan Chase & Co.	14,937,254	3.2
117,232		Metlife, Inc.	6,321,149	1.4
241,351		Morgan Stanley	7,568,767	1.6
90,662		PNC Financial Services Group, Inc.	7,033,558	1.5
51,362		State Street Corp.	3,769,457	0.8
20,153		Travelers Cos., Inc.	1,824,653	0.4
59,783		US Bancorp.	2,415,233	0.5
218,480		Wells Fargo & Co.	9,918,992	2.1
			113,045,746	24.4
		Health Care: 14.7%
126,491		Bristol-Myers Squibb Co.	6,722,997	1.5
50,040		Cardinal Health, Inc.	3,343,172	0.7
40,371	@	Express Scripts Holding Co.	2,835,659	0.6
81,218		GlaxoSmithKline PLC ADR	4,336,229	1.0
194,459		Merck & Co., Inc.	9,732,673	2.1
86,431		Novartis AG	6,927,391	1.5
261,443		Pfizer, Inc.	8,007,999	1.7
64,066		Roche Holding AG ADR	4,497,433	1.0
121,685		Sanofi-Aventis SA ADR	6,525,967	1.4
124,977		UnitedHealth Group, Inc.	9,410,768	2.0
61,513		WellPoint, Inc.	5,683,186	1.2
			68,023,474	14.7
		Industrials: 7.1%
18,118	@	Allegion Public Ltd.	800,634	0.2
81,148		Emerson Electric Co.	5,694,967	1.2
369,752		General Electric Co.	10,364,148	2.2
40,561		Honeywell International, Inc.	3,706,059	0.8
111,367	@	Ingersoll-Rand PLC - Class A	6,860,207	1.5
152,101		Textron, Inc.	5,591,233	1.2
			33,017,248	7.1
		Information Technology: 9.7%
59,233	@	Autodesk, Inc.	2,981,197	0.7
244,276		Cisco Systems, Inc.	5,483,996	1.2
316,043		Corning, Inc.	5,631,886	1.2
117,049	@	eBay, Inc.	6,424,820	1.4
306,171		Hewlett-Packard Co.	8,566,665	1.9
146,678		Intel Corp.	3,807,761	0.8
225,778		Microsoft Corp.	8,450,870	1.8
80,863	@	Yahoo!, Inc.	3,270,100	0.7
			44,617,295	9.7
		Materials: 2.1%
437,693		Alcoa, Inc.	4,652,676	1.0
105,025		International Paper Co.	5,149,376	1.1
			9,802,052	2.1
		Telecommunication Services: 2.3%
51,981		AT&T, Inc.	1,827,652	0.4
56,390		Verizon Communications, Inc.	2,771,005	0.6
57,692		Vivendi	1,521,771	0.3
115,953		Vodafone Group PLC ADR	4,558,112	1.0
			10,678,540	2.3
		Utilities: 2.3%
68,353		FirstEnergy Corp.	2,254,282	0.5
77,799		Pacific Gas & Electric Co.	3,133,744	0.7

See Accompanying Notes to Financial Statements

24

180,169	PPL Corp.	5,421,285	1.1
		10,809,311	2.3
	Total Common Stock (Cost $304,372,536)	454,441,765	98.2

SHORT-TERM INVESTMENTS: 3.2%
	Mutual Funds: 3.2%
14,646,497	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $14,646,497)	14,646,497	3.2

	Total Short-Term Investments (Cost $14,646,497)	14,646,497	3.2

	Total Investments in Securities (Cost $319,019,033)	$469,088,262	101.4
	Liabilities in Excess of Other Assets	(6,273,188)	(1.4)
	Net Assets	$462,815,074	100.0

††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $340,871,779.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$151,044,527
Gross Unrealized Depreciation	(22,828,044)
Net Unrealized Appreciation	$128,216,483

See Accompanying Notes to Financial Statements

25

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
ING INVESCO EQUITY AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 62.2%
		Consumer Discretionary: 8.0%
137,130		Abercrombie & Fitch Co.	4,512,948	0.5
148,051		ADT Corp.	5,991,624	0.7
221,911		Carnival Corp.	8,914,165	1.0
225,920		Comcast Corp. — Class A	11,739,933	1.4
194,092	@	General Motors Co.	7,932,540	0.9
100,294		Thomson Reuters Corp.	3,792,713	0.4
70,802		Time Warner Cable, Inc.	9,593,671	1.1
52,270		Time Warner, Inc.	3,644,264	0.4
155,290		Viacom - Class B	13,563,029	1.6
			69,684,887	8.0
		Consumer Staples: 5.5%
163,280		Archer-Daniels-Midland Co.	7,086,352	0.8
603,370		Avon Products, Inc.	10,390,031	1.2
302,453		Mondelez International, Inc.	10,676,591	1.2
111,604		Procter & Gamble Co.	9,085,682	1.1
173,470		Sysco Corp.	6,262,267	0.7
104,186		Unilever NV ADR	4,191,403	0.5
			47,692,326	5.5
		Energy: 6.4%
61,826		Anadarko Petroleum Corp.	4,904,038	0.6
74,789		Apache Corp.	6,427,367	0.7
135,910		Baker Hughes, Inc.	7,510,387	0.9
194,520		Canadian Natural Resources Ltd.	6,581,359	0.7
54,555		Halliburton Co.	2,768,666	0.3
70,416		Occidental Petroleum Corp.	6,696,562	0.8
323,806	@	Royal Dutch Shell PLC - Class A	11,604,707	1.3
148,937	@	Total S.A.	9,141,707	1.1
			55,634,793	6.4
		Financials: 17.5%
63,427	@	Aon PLC	5,320,891	0.6
339,725		Bank of America Corp.	5,289,518	0.6
161,476		BB&T Corp.	6,026,284	0.7
358,766		Charles Schwab Corp.	9,327,916	1.1
39,886		Chubb Corp.	3,854,184	0.4
392,451		Citigroup, Inc.	20,450,622	2.3
54,183		CME Group, Inc.	4,251,198	0.5
124,398		Comerica, Inc.	5,913,881	0.7
227,799		Fifth Third Bancorp.	4,790,613	0.6
30,688		Goldman Sachs Group, Inc.	5,439,755	0.6
429,589		JPMorgan Chase & Co.	25,122,365	2.9
223,544		Marsh & McLennan Cos., Inc.	10,810,588	1.2
412,461		Morgan Stanley	12,934,777	1.5
94,263		Northern Trust Corp.	5,833,937	0.7
135,983		PNC Financial Services Group, Inc.	10,549,561	1.2
82,463		State Street Corp.	6,051,960	0.7
147,837		Wells Fargo & Co.	6,711,800	0.8
85,987	@	Willis Group Holdings PLC	3,853,077	0.4
			152,532,927	17.5
		Health Care: 7.9%
75,469		Amgen, Inc.	8,615,541	1.0
115,700		Bristol-Myers Squibb Co.	6,149,455	0.7
56,239		Cigna Corp.	4,919,788	0.6
94,591		Eli Lilly & Co.	4,824,141	0.5
146,013		Medtronic, Inc.	8,379,686	1.0
194,266		Merck & Co., Inc.	9,723,013	1.1
7,982		Novartis AG ADR	641,593	0.1
90,840		Novartis AG	7,280,770	0.8
208,720		Pfizer, Inc.	6,393,093	0.7
73,652		UnitedHealth Group, Inc.	5,545,996	0.6
72,492		WellPoint, Inc.	6,697,536	0.8
			69,170,612	7.9
		Industrials: 4.7%
31,623	@	Allegion Public Ltd.	1,397,420	0.2
207,180		CSX Corp.	5,960,569	0.7
50,276		General Dynamics Corp.	4,803,872	0.5
490,366		General Electric Co.	13,744,959	1.6
88,925	@	Ingersoll-Rand PLC - Class A	5,477,780	0.6
229,034	@	Tyco International Ltd.	9,399,555	1.1
			40,784,155	4.7
		Information Technology: 7.9%
177,878	@	Adobe Systems, Inc.	10,651,335	1.2
159,529	@	Amdocs Ltd.	6,578,976	0.8
611,117		Applied Materials, Inc.	10,810,660	1.2
20,833		Broadcom Corp.	617,698	0.1
365,686		Corning, Inc.	6,516,525	0.7
247,005	@	eBay, Inc.	13,558,104	1.6
163,603		Microsoft Corp.	6,123,660	0.7
335,423		Symantec Corp.	7,909,274	0.9
135,779		Texas Instruments, Inc.	5,962,056	0.7
			68,728,288	7.9
		Materials: 1.8%
176,213		Dow Chemical Co.	7,823,857	0.9
99,994		Freeport-McMoRan Copper & Gold, Inc.	3,773,774	0.4
23,490		PPG Industries, Inc.	4,455,113	0.5
			16,052,744	1.8
		Telecommunication Services: 1.5%
54,408		Verizon Communications, Inc.	2,673,609	0.3
260,615		Vodafone Group PLC ADR	10,244,776	1.2
			12,918,385	1.5
		Utilities: 1.0%
51,517		Edison International	2,385,237	0.3
44,611		FirstEnergy Corp.	1,471,271	0.2

See Accompanying Notes to Financial Statements

27

84,533		Pinnacle West Capital Corp.	4,473,486	0.5
			8,329,994	1.0
		Total Common Stock (Cost $371,054,571)	541,529,111	62.2

PREFERRED STOCK: 1.1%
		Energy: 0.5%
88,000	@,P	El Paso Energy Capital Trust I	4,939,440	0.5

		Financials: 0.6%
35,144	@	Keycorp	4,533,576	0.5
27,000	@,P	Wells Fargo & Co.	636,390	0.1
			5,169,966	0.6
		Total Preferred Stock (Cost $7,273,602)	10,109,406	1.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 20.7%
		Basic Materials: 1.0%
300,000	#	Anglo American Capital PLC, 9.375%, 04/08/19	380,351	0.0
570,000		ArcelorMittal, 4.250%, 08/05/15	592,087	0.1
80,000		ArcelorMittal, 7.250%, 03/01/41	76,800	0.0
460,000		ArcelorMittal, 10.350%, 06/01/19	584,200	0.1
350,000		Barrick North America Finance, LLC, 5.700%, 05/30/41	300,747	0.0
285,000		Dow Chemical Co., 4.375%, 11/15/42	250,299	0.0
390,000		Freeport-McMoRan Copper & Gold, Inc., 1.400%, 02/13/15	392,285	0.0
735,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	597,379	0.1
195,000		International Paper Co., 6.000%, 11/15/41	211,807	0.0
285,000		Monsanto Co., 3.600%, 07/15/42	232,409	0.0
710,000		Newmont Mining Corp., 3.500%, 03/15/22	604,527	0.1
150,000		Rio Tinto Finance USA Ltd., 7.125%, 07/15/28	184,559	0.0
335,000		Rio Tinto Finance USA Ltd., 9.000%, 05/01/19	437,644	0.1
495,000		Southern Copper Corp., 5.250%, 11/08/42	402,664	0.1
75,000		Southern Copper Corp., 5.375%, 04/16/20	80,424	0.0
105,000		Southern Copper Corp., 6.750%, 04/16/40	102,432	0.0
1,700,000		United States Steel Corp., 2.750%, 04/01/19	2,258,875	0.3
420,000		Vale Overseas Ltd., 5.625%, 09/15/19	457,495	0.1
250,000		Vale SA, 5.625%, 09/11/42	227,481	0.0
320,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	324,216	0.0
320,000	#	Xstrata Finance Canada Ltd., 2.700%, 10/25/17	323,789	0.0
			9,022,470	1.0
		Communications: 2.2%
225,000		America Movil S.A.B de CV, 2.375%, 09/08/16	232,672	0.0
455,000		America Movil S.A.B de CV, 4.375%, 07/16/42	378,972	0.1
440,000		AT&T, Inc., 3.000%, 02/15/22	414,679	0.1
101,000		AT&T, Inc., 5.350%, 09/01/40	99,955	0.0
270,000		AT&T, Inc., 6.150%, 09/15/34	293,494	0.0
4,000		AT&T, Inc., 8.000%, 11/15/31	5,325	0.0
460,000		Baidu, Inc., 3.250%, 08/06/18	465,889	0.1
2,081,000		Ciena Corp., 4.000%, 12/15/20	3,072,076	0.4
560,000		Comcast Corp., 4.250%, 01/15/33	520,298	0.1
550,000		Comcast Corp., 5.700%, 05/15/18	631,872	0.1
135,000		Comcast Corp., 6.450%, 03/15/37	156,705	0.0
340,000	#	COX Communications, Inc., 4.700%, 12/15/42	285,605	0.0
106,000		Cox Communications, Inc., 5.450%, 12/15/14	110,801	0.0
60,000	#	Cox Communications, Inc., 8.375%, 03/01/39	72,992	0.0
345,000	#	Crown Castle Towers, LLC, 3.214%, 08/15/15	351,886	0.0
435,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/20	487,890	0.1
165,000		Deutsche Telekom International Finance BV, 8.750%, 06/15/30	232,815	0.0
285,000		DirecTV Financing Co., Inc., 1.750%, 01/15/18	279,721	0.0
185,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.400%, 03/15/17	188,419	0.0
310,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	278,473	0.0
285,000		Interpublic Group of Cos., Inc., 2.250%, 11/15/17	281,115	0.0
1,408,000	#	JDS Uniphase Corp., 0.625%, 08/15/33	1,415,040	0.2
509,000	#	Liberty Interactive LLC, 0.750%, 03/30/43	636,886	0.1
1,664,000	#	Liberty Media Corp., 1.375%, 10/15/23	1,665,040	0.2
200,000		NBCUniversal Media, LLC, 2.100%, 04/01/14	200,866	0.0
125,000		NBCUniversal Media, LLC, 5.150%, 04/30/20	139,752	0.0

See Accompanying Notes to Financial Statements

28

210,000		NBCUniversal Media, LLC, 5.950%, 04/01/41	229,756	0.0
415,000		Rogers Communications, Inc., 4.500%, 03/15/43	363,517	0.1
445,000		Time Warner Cable, Inc., 5.875%, 11/15/40	385,021	0.1
160,000		Time Warner, Inc., 5.875%, 11/15/16	180,616	0.0
165,000		Verizon Communications, Inc., 3.000%, 04/01/16	172,146	0.0
935,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,004,246	0.1
280,000		Verizon Communications, Inc., 6.400%, 02/15/38	314,494	0.0
1,290,000		Verizon Communications, Inc., 6.400%, 09/15/33	1,483,927	0.2
835,000		Verizon Communications, Inc., 6.550%, 09/15/43	977,132	0.1
1,170,000		Virgin Media Secured Finance PLC, 6.500%, 01/15/18	1,215,338	0.1
			19,225,431	2.2
		Consumer, Cyclical: 1.6%
580,000		Advance Auto Parts, Inc., 5.750%, 05/01/20	630,427	0.1
450,000		Advance Auto Parts, Inc., 4.500%, 12/01/23	449,940	0.1
315,000		Cintas Corp. No 2, 2.850%, 06/01/16	325,090	0.0
263,168		Continental Airlines 2010-1 Class A Pass Through Trust, 4.750%, 01/12/21	279,616	0.0
390,156		Continental Airlines 2012-1 Class A Pass Thru Trusts, 4.150%, 04/11/24	392,107	0.0
687,333		CVS Pass-Through Trust, 6.036%, 12/10/28	756,486	0.1
197,169		Delta Air Lines 2010-1 Class A Pass Through Trust, 6.200%, 07/02/18	219,843	0.0
800,000		Ford Motor Co., 4.750%, 01/15/43	721,667	0.1
1,400,000		International Game Technology, 3.250%, 05/01/14	1,485,750	0.2
725,000		MDC Holdings, Inc., 6.000%, 01/15/43	625,629	0.1
4,434,000		MGM Resorts International, 4.250%, 04/15/15	6,107,835	0.7
645,000		Target Corp., 2.900%, 01/15/22	618,917	0.1
225,000	#	Virgin Australia 2013-1A Trust, 5.000%, 10/23/23	232,312	0.0
50,000		Wal-Mart Stores, Inc., 6.500%, 08/15/37	62,559	0.0
135,000		Wyndham Worldwide Corp., 2.950%, 03/01/17	136,978	0.0
555,000		Wyndham Worldwide Corp., 5.625%, 03/01/21	592,781	0.1
			13,637,937	1.6
		Consumer, Non-cyclical: 4.8%
1,250,000		AbbVie, Inc., 1.200%, 11/06/15	1,263,280	0.2
610,000		Aetna, Inc., 3.950%, 09/01/20	638,249	0.1
225,000		Aetna, Inc., 4.125%, 11/15/42	196,839	0.0
255,000		Anheuser-Busch InBev Worldwide, Inc., 0.800%, 07/15/15	256,367	0.0
375,000		Anheuser-Busch InBev Worldwide, Inc., 3.625%, 04/15/15	390,173	0.0
110,000		Avon Products, Inc., 2.375%, 03/15/16	110,782	0.0
1,840,000		Brookdale Senior Living, Inc., 2.750%, 06/15/18	2,194,200	0.3
240,000		Brown-Forman Corp., 2.250%, 01/15/23	212,607	0.0
325,000		Celgene Corp., 4.000%, 08/15/23	320,107	0.0
240,000		Corn Products International, Inc., 6.625%, 04/15/37	267,289	0.0
750,000	#	Cubist Pharmaceuticals, Inc., 1.125%, 09/01/18	864,844	0.1
1,227,000	#	Cubist Pharmaceuticals, Inc., 1.875%, 09/01/20	1,405,682	0.2
493,000		Edwards Lifesciences Corp., 2.875%, 10/15/18	490,415	0.1
270,000		Express Scripts, Inc., 3.125%, 05/15/16	281,946	0.0
415,000	#	FBG Finance Ltd., 5.125%, 06/15/15	440,456	0.1
1,439,000		Gilead Sciences, Inc., 1.625%, 05/01/16	4,748,707	0.6
80,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	97,936	0.0
295,000	#	Grupo Bimbo S.A.B de CV, 4.875%, 06/30/20	307,869	0.0
1,992,000		HealthSouth Corp., 2.000%, 12/01/43	2,109,030	0.2
395,000		Kraft Foods, Inc., 6.500%, 02/09/40	472,126	0.1
355,000		Kraft Foods, Inc., 6.875%, 01/26/39	434,125	0.1
100,000		Kraft Foods, Inc., 6.875%, 02/01/38	121,850	0.0
890,000		Kroger Co/The, 3.300%, 01/15/21	884,380	0.1
3,470,000		LifePoint Hospitals, Inc., 3.500%, 05/15/14	3,788,806	0.4
210,000		Medco Health Solutions, Inc., 2.750%, 09/15/15	216,867	0.0

See Accompanying Notes to Financial Statements

29

390,000		Medtronic, Inc., 4.000%, 04/01/43	343,815	0.0
465,000		Moody’s Corp., 4.500%, 09/01/22	458,052	0.1
730,000	#	Mylan, Inc., 6.000%, 11/15/18	777,973	0.1
959,000		NuVasive, Inc., 2.750%, 07/01/17	1,043,512	0.1
1,145,000		Omnicare, Inc., 3.250%, 12/15/35	1,229,444	0.1
2,071,000		Omnicare, Inc., 3.750%, 04/01/42	3,137,565	0.4
1,276,000		Omnicare, Inc., 3.500%, 02/15/44	1,292,748	0.2
275,000	#	Perrigo Co. Plc, 2.300%, 11/08/18	271,599	0.0
275,000		Philip Morris International, Inc., 3.600%, 11/15/23	266,284	0.0
820,000		Philip Morris International, Inc., 4.875%, 11/15/43	812,514	0.1
1,766,000		Salix Pharmaceuticals Ltd., 1.500%, 03/15/19	2,641,274	0.3
265,000		Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/22	240,006	0.0
825,000		Tupperware Brands Corp., 4.750%, 06/01/21	829,919	0.1
400,000		UnitedHealth Group, Inc., 1.625%, 03/15/19	385,446	0.0
145,000		Ventas Realty L.P., 5.700%, 09/30/43	148,467	0.0
2,254,000		Volcano Corp., 1.750%, 12/01/17	2,223,008	0.3
2,431,000		WellPoint, Inc., 2.750%, 10/15/42	3,303,121	0.4
79,000		Zoetis, Inc., 4.700%, 02/01/43	73,856	0.0
			41,993,535	4.8
		Energy: 1.1%
360,000		Chevron Corp., 1.718%, 06/24/18	358,848	0.1
2,872,000		Cobalt International Energy, Inc., 2.625%, 12/01/19	2,543,515	0.3
175,000		Enterprise Products Operating L.P., 5.250%, 01/31/20	195,158	0.0
300,000		Enterprise Products Operating L.P., 6.500%, 01/31/19	352,124	0.1
848,000		Helix Energy Solutions Group, Inc., 3.250%, 03/15/32	1,018,130	0.1
250,000		Husky Energy, Inc., 3.950%, 04/15/22	246,835	0.0
570,000		Noble Energy, Inc., 5.250%, 11/15/43	569,668	0.1
130,000		Noble Holding International Ltd., 2.500%, 03/15/17	130,465	0.0
445,000		Petrobras Global Finance BV, 5.625%, 05/20/43	364,398	0.1
320,000		Phillips 66, 1.950%, 03/05/15	324,552	0.0
295,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	289,928	0.0
510,000		Southwestern Energy Co., 4.100%, 03/15/22	505,723	0.1
165,000		Spectra Energy Capital, LLC, 7.500%, 09/15/38	189,767	0.0
1,841,000		Stone Energy Corp., 1.750%, 03/01/17	2,041,209	0.2
215,000		Texas Eastern Transmission LP, 7.000%, 07/15/32	256,568	0.0
			9,386,888	1.1
		Financial: 5.6%
165,000		Abbey National Treasury Services PLC/London, 2.875%, 04/25/14	166,141	0.0
290,000	#	Abbey National Treasury Services PLC/London, 3.875%, 11/10/14	297,974	0.0
300,000		Aegon NV, 4.625%, 12/01/15	320,185	0.0
500,000		American Tower Corp., 3.400%, 02/15/19	509,347	0.1
850,000		American Tower Corp., 4.500%, 01/15/18	911,026	0.1
125,000		American Tower Corp., 4.625%, 04/01/15	130,781	0.0
445,000		Bank of America Corp., 1.250%, 01/11/16	447,202	0.1
575,000		Bank of America Corp., 2.600%, 01/15/19	577,903	0.1
500,000		Bank of America Corp., 5.650%, 05/01/18	569,432	0.1
400,000		Bank of America Corp., 5.750%, 12/01/17	455,462	0.1
520,000		Bank of New York Mellon Corp./The, 4.500%, 12/31/49	473,200	0.1
165,000		Barclays Bank PLC, 2.750%, 02/23/15	168,775	0.0
305,000		Barclays Bank PLC, 5.140%, 10/14/20	324,869	0.0
525,000		Barclays Bank PLC, 6.750%, 05/22/19	633,161	0.1
260,000		Bear Stearns Cos., Inc., 7.250%, 02/01/18	311,468	0.0
515,000		Charles Schwab Corp., 4.450%, 07/22/20	556,846	0.1
365,000		Citigroup, Inc., 3.500%, 05/15/23	340,223	0.0
375,000		Citigroup, Inc., 4.050%, 07/30/22	370,940	0.0
575,000		Citigroup, Inc., 6.125%, 11/21/17	663,120	0.1
560,000		Citigroup, Inc., 6.675%, 09/13/43	644,492	0.1
345,000		Citigroup, Inc., 8.500%, 05/22/19	442,416	0.1
325,000		CNA Financial Corp., 5.875%, 08/15/20	370,787	0.0

See Accompanying Notes to Financial Statements

30

590,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.750%, 01/15/20	642,341	0.1
1,245,000	#	Credit Suisse AG, 6.500%, 08/08/23	1,327,481	0.2
830,000	#	Dexus Diversified Trust / Dexus Office Trust, 5.600%, 03/15/21	875,053	0.1
340,000		Digital Realty Trust L.P., 4.500%, 07/15/15	353,768	0.0
420,000		EPR Properties, 5.250%, 07/15/23	410,436	0.1
340,000		Ford Motor Credit Co., LLC, 2.500%, 01/15/16	348,975	0.0
600,000		General Electric Capital Corp., 5.250%, 06/29/49	565,500	0.1
700,000		General Electric Capital Corp., 6.000%, 08/07/19	821,852	0.1
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	4,978,947	0.6
4,179,000	#	Goldman Sachs Group, Inc., 1.000%, 09/28/20	4,268,874	0.5
355,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	388,778	0.0
720,000		Goldman Sachs Group, Inc., 6.150%, 04/01/18	826,028	0.1
345,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	383,902	0.0
465,000	#	HBOS PLC, 6.750%, 05/21/18	528,066	0.1
415,000		Health Care REIT, Inc., 4.500%, 01/15/24	409,896	0.1
450,000	#	HSBC Bank PLC, 4.125%, 08/12/20	476,263	0.1
225,000		International Lease Finance Corp., 5.875%, 08/15/22	225,562	0.0
340,000		JPMorgan Chase & Co., 4.400%, 07/22/20	365,580	0.0
510,000		JPMorgan Chase & Co., 5.150%, 05/29/49	460,275	0.1
775,000		JPMorgan Chase & Co., 6.000%, 01/15/18	892,831	0.1
310,000		Lincoln National Corp., 4.000%, 09/01/23	306,038	0.0
375,000		Lloyds Bank PLC, 2.300%, 11/27/18	374,259	0.0
510,000	#	Macquarie Bank Ltd., 5.000%, 02/22/17	553,282	0.1
285,000		Markel Corp., 5.000%, 03/30/43	266,592	0.0
275,000		Marsh & McLennan Cos, Inc., 4.050%, 10/15/23	271,019	0.0
430,000		Merrill Lynch & Co., Inc., 6.875%, 04/25/18	508,678	0.1
442,000		MetLife, Inc., 4.368%, 09/15/23	451,391	0.1
455,000		MetLife, Inc., 4.750%, 02/08/21	491,902	0.1
281,000		MGIC Investment Corp., 2.000%, 04/01/20	389,185	0.0
1,687,000		MGIC Investment Corp., 5.000%, 05/01/17	1,923,180	0.2
790,000		Morgan Stanley, 3.450%, 11/02/15	822,682	0.1
750,000		Morgan Stanley, 3.800%, 04/29/16	793,768	0.1
675,000		Morgan Stanley, 4.000%, 07/24/15	705,064	0.1
215,000		Morgan Stanley, 5.750%, 01/25/21	243,286	0.0
560,000		Morgan Stanley, 6.375%, 07/24/42	656,063	0.1
205,000	#	National Australia Bank Ltd., 3.750%, 03/02/15	212,700	0.0
165,000		National Rural Utilities Cooperative Finance Corp., 3.050%, 02/15/22	160,344	0.0
570,000	#	Nationwide Building Society, 6.250%, 02/25/20	652,498	0.1
290,000	#	Nordea Bank AB, 4.875%, 01/27/20	317,026	0.0
225,000	#	Pacific LifeCorp, 6.000%, 02/10/20	251,061	0.0
360,000		PNC Funding Corp., 5.125%, 02/08/20	404,433	0.0
320,000		Prudential Financial, Inc., 4.750%, 09/17/15	341,147	0.0
275,000		Prudential Financial, Inc., 5.100%, 08/15/43	273,183	0.0
85,000		Prudential Financial, Inc., 7.375%, 06/15/19	104,418	0.0
282,000		Radian Group, Inc., 2.250%, 03/01/19	414,892	0.1
700,000		Radian Group, Inc., 3.000%, 11/15/17	996,625	0.1
525,000		Reinsurance Group of America, Inc., 4.700%, 09/15/23	531,040	0.1
200,000	#	Santander US Debt S.A. Unipersonal, 3.724%, 01/20/15	204,032	0.0
460,000		Senior Housing Properties Trust, 4.300%, 01/15/16	479,341	0.1
190,000		Simon Property Group L.P., 4.750%, 03/15/42	183,870	0.0
705,000		SLM Corp., 3.875%, 09/10/15	732,319	0.1
775,000	#	Societe Generale, 2.500%, 01/15/14	775,472	0.1
315,000	#	Standard Chartered PLC, 3.850%, 04/27/15	327,690	0.0
445,000		Travelers Cos, Inc./The, 4.600%, 08/01/43	434,899	0.1
110,000		UBS AG, 5.750%, 04/25/18	126,351	0.0
178,000		UBS AG, 5.875%, 12/20/17	204,358	0.0
500,000		US Bank NA/Cincinnati OH, 3.778%, 04/29/20	517,580	0.1
320,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	306,078	0.0

See Accompanying Notes to Financial Statements

31

170,000		Ventas Realty L.P. / Ventas Capital Corp., 4.250%, 03/01/22	171,120	0.0
300,000	#	WEA Finance, LLC, 7.125%, 04/15/18	356,379	0.0
140,000		Wells Fargo & Co., 1.500%, 01/16/18	139,168	0.0
808,000		Wells Fargo & Co., 4.125%, 08/15/23	796,846	0.1
350,000		WR Berkley Corp., 4.625%, 03/15/22	354,117	0.0
			48,761,534	5.6
		Industrial: 1.5%
425,000	#	BAA Funding Ltd., 2.500%, 06/25/15	430,697	0.1
1,335,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/43	1,356,524	0.2
4,300,000		Cemex SAB de CV, 4.875%, 03/15/15	5,106,250	0.6
330,000		CSX Corp., 5.500%, 04/15/41	347,131	0.0
1,015,000		Deere & Co., 2.600%, 06/08/22	949,409	0.1
570,000		Eaton Corp., 0.950%, 11/02/15	572,391	0.1
285,000		General Electric Co., 5.250%, 12/06/17	322,759	0.0
703,000		Greenbrier Cos, Inc., 3.500%, 04/01/18	834,813	0.1
825,000		Packaging Corp. of America, 4.500%, 11/01/23	827,459	0.1
510,000	#	Penske Truck Leasing Co. Lp / PTL Finance Corp., 2.500%, 03/15/16	522,754	0.1
545,000		Pentair Finance SA, 5.000%, 05/15/21	569,831	0.1
285,000		Precision Castparts Corp., 2.500%, 01/15/23	258,297	0.0
260,000		Ryder System, Inc., 3.150%, 03/02/15	266,423	0.0
157,000	#	Union Pacific Corp., 3.646%, 02/15/24	151,757	0.0
225,000		United Parcel Service, Inc., 2.450%, 10/01/22	206,827	0.0
380,000		Waste Management, Inc., 5.000%, 03/15/14	383,295	0.0
			13,106,617	1.5
		Technology: 2.8%
340,000		Computer Sciences Corp., 4.450%, 09/15/22	328,048	0.0
370,000		Hewlett-Packard Co., 2.625%, 12/09/14	376,234	0.1
2,338,000		Lam Research Corp., 1.250%, 05/15/18	2,855,283	0.3
2,120,000		Linear Technology Corp., 3.000%, 05/01/27	2,422,100	0.3
1,927,000	#	Linear Technology Corp., 3.000%, 05/01/27	2,201,598	0.3
1,696,000	#	Micron Technology, Inc., 1.625%, 02/15/33	3,447,120	0.4
1,141,000		Novellus Systems, Inc., 2.625%, 05/15/41	1,912,601	0.2
1,640,000	#	NVIDIA Corp., 1.000%, 12/01/18	1,687,150	0.2
3,723,000		SanDisk Corp., 1.500%, 08/15/17	5,505,386	0.6
973,000	#	SanDisk Corp., 0.500%, 10/15/20	968,135	0.1
1,466,000	#	Xilinx, Inc., 3.125%, 03/15/37	2,328,191	0.3
			24,031,846	2.8
		Utilities: 0.1%
425,000		Baltimore Gas & Electric Co., 3.350%, 07/01/23	408,191	0.1
170,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	173,441	0.0
355,000		Louisville Gas & Electric Co., 1.625%, 11/15/15	361,951	0.0
			943,583	0.1
		Total Corporate Bonds/Notes (Cost $157,702,110)	180,109,841	20.7

MUNICIPAL BONDS: 0.1%
		Georgia: 0.1%
175,000		Municipal Electric Authority of Georgia, 6.637%, 04/01/57	184,123	0.0
325,000		Municipal Electric Authority of Georgia, 6.655%, 04/01/57	339,553	0.1
			523,676	0.1
		Texas: 0.0%
230,000		Texas State Transportation Commission, 5.028%, 04/01/26	247,393	0.0

		Total Municipal Bonds (Cost $734,015)	771,069	0.1

U.S. TREASURY OBLIGATIONS: 7.0%
		U.S. Treasury Bonds: 1.0%
2,191,000		3.625%, due 08/15/43	2,061,080	0.2
400,000		1.750%, due 03/31/14	401,633	0.1
740,000		2.250%, due 01/31/15	756,563	0.1
1,001,000		2.500%, due 03/31/15	1,029,525	0.1
1,400,000		2.625%, due 06/30/14	1,417,472	0.2
1,500,000		2.625%, due 07/31/14	1,521,914	0.2
1,000,000		2.625%, due 04/30/16	1,049,219	0.1
			8,237,406	1.0
		U.S. Treasury Notes: 6.0%
10,000,000		0.250%, due 12/31/15	9,973,830	1.1
120,000		0.875%, due 04/30/17	119,644	0.0
10,324,000		1.500%, due 12/31/18	10,202,610	1.2
880,000		2.125%, due 11/30/14	895,692	0.1
2,466,000		2.750%, due 11/15/23	2,408,397	0.3
4,000,000		0.125%, due 07/31/14	4,000,704	0.4
5,000,000		0.250%, due 02/28/14	5,001,605	0.6
18,000,000		0.250%, due 04/30/14	18,010,188	2.1

See Accompanying Notes to Financial Statements

32

310,000		0.625%, due 05/31/17	305,980	0.0
1,500,000		1.875%, due 04/30/14	1,508,760	0.2
180,000		2.625%, due 11/15/20	182,735	0.0
			52,610,145	6.0

		Total U.S. Treasury Obligations (Cost $60,846,001)	60,847,551	7.0

FOREIGN GOVERNMENT BONDS: 0.2%
150,000	#	EDF S.A., 4.600%, 01/27/20	162,342	0.0
960,000		Brazil Government International Bond, 6.000%, 01/17/17	1,066,080	0.1
220,000		Korea Development Bank, 4.375%, 08/10/15	231,914	0.1
100,000		Peruvian Government International Bond, 7.125%, 03/30/19	121,375	0.0
		Total Foreign Government Bonds (Cost $1,442,102)	1,581,711	0.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.8%
		Federal Home Loan Mortgage Corporation: 0.4%##
550,000		3.000%, due 07/28/14	558,882	0.1
2,400,000		4.875%, due 06/13/18	2,728,783	0.3
			3,287,665	0.4
		Federal National Mortgage Association: 0.4%##
2,130,000		4.375%, due 10/15/15	2,281,156	0.3
915,000		6.625%, due 11/15/30	1,190,479	0.1
			3,471,635	0.4
		Total U.S. Government Agency Obligations (Cost $6,314,450)	6,759,300	0.8

		Total Long-Term Investments (Cost $605,366,851)	801,707,989	92.1

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.3%
		Mutual Funds: 7.3%
63,701,034		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $63,701,034)	63,701,034	7.3

		Total Short-Term Investments (Cost $63,701,034)	63,701,034	7.3

		Total Investments in Securities (Cost $669,067,885)	$865,409,023	99.4
		Assets in Excess of Other Liabilities	4,957,341	0.6
		Net Assets	$870,366,364	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.

Cost for federal income tax purposes is $669,482,290.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$203,296,038
Gross Unrealized Depreciation	(7,369,305)
Net Unrealized Appreciation	$195,926,733

See Accompanying Notes to Financial Statements

33

See Accompanying Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 20.3%
24,240	@	Autozone, Inc.	11,585,265	1.6
73,070	@	Bed Bath & Beyond, Inc.	5,867,521	0.8
88,820		CBS Corp. - Class B	5,661,387	0.8
159,671		Clear Channel Outdoor Holdings, Inc.	1,619,064	0.2
23,993		Darden Restaurants, Inc.	1,304,499	0.2
182,490	@	Dish Network Corp. - Class A	10,569,821	1.5
146,160		Expedia, Inc.	10,181,506	1.4
23,700	@	Extended Stay America, Inc.	622,362	0.1
108,980		Family Dollar Stores, Inc.	7,080,431	1.0
164,050		Gannett Co., Inc.	4,852,599	0.7
273,270		Gap, Inc.	10,679,392	1.5
42,400		Genuine Parts Co.	3,527,256	0.5
106,300	@	Jarden Corp.	6,521,505	0.9
203,770		Kohl’s Corp.	11,563,947	1.6
143,206		Marriott International, Inc.	7,068,648	1.0
53,050	@	Mohawk Industries, Inc.	7,899,145	1.1
106,840		Petsmart, Inc.	7,772,610	1.1
55,560		PVH Corp.	7,557,271	1.0
49,160		Tiffany & Co.	4,561,065	0.6
99,790		TJX Cos., Inc.	6,359,617	0.9
20,110	@	TripAdvisor, Inc.	1,665,711	0.2
51,920		VF Corp.	3,236,693	0.4
57,760		Williams-Sonoma, Inc.	3,366,253	0.5
68,300		Yum! Brands, Inc.	5,164,163	0.7
			146,287,731	20.3
		Consumer Staples: 4.8%
100,760		Beam, Inc.	6,857,726	1.0
30,442		Brown-Forman Corp.	2,300,502	0.3
154,970		Dr Pepper Snapple Group, Inc.	7,550,138	1.1
49,230		Energizer Holdings, Inc.	5,328,655	0.7
54,160		Hershey Co.	5,265,977	0.7
173,380		Kroger Co.	6,853,711	1.0
			34,156,709	4.8
		Energy: 3.6%
69,750		EQT Corp.	6,262,155	0.9
161,200	L	PBF Energy, Inc.	5,071,352	0.7
185,990		QEP Resources, Inc.	5,700,593	0.8
81,900	@	Southwestern Energy Co.	3,221,127	0.4
143,077		Williams Cos., Inc.	5,518,480	0.8
			25,773,707	3.6
		Financials: 27.3%
12,583	@	Alleghany Corp.	5,032,697	0.7
106,630		American Campus Communities, Inc.	3,434,552	0.5
217,920		American Homes 4 Rent	3,530,304	0.5
101,980		Ameriprise Financial, Inc.	11,732,799	1.6
35,220		AvalonBay Communities, Inc.	4,164,061	0.6
89,610		Brixmor Property Group, Inc.	1,821,771	0.3
266,980		Brookfield Properties Co.	5,139,365	0.7
53,470		Chubb Corp.	5,166,806	0.7
59,900		City National Corp.	4,745,278	0.7
23,630		Cullen/Frost Bankers, Inc.	1,758,781	0.2
526,560		Fifth Third Bancorp.	11,073,557	1.5
86,610		First Republic Bank	4,534,033	0.6
184,200		Hartford Financial Services Group, Inc.	6,673,566	0.9
134,510		HCP, Inc.	4,885,403	0.7
195,740		Hudson City Bancorp., Inc.	1,845,828	0.3
352,910		Huntington Bancshares, Inc.	3,405,582	0.5
194,110	@	Invesco Ltd.	7,065,604	1.0
333,960		Kimco Realty Corp.	6,595,710	0.9
63,870		Legg Mason, Inc.	2,777,068	0.4
261,540		Loews Corp.	12,616,690	1.7
76,431		M&T Bank Corp.	8,898,097	1.2
269,240		Marsh & McLennan Cos., Inc.	13,020,446	1.8
115,400		Northern Trust Corp.	7,142,106	1.0
297,540		Old Republic International Corp.	5,138,516	0.7
85,310		Rayonier, Inc.	3,591,551	0.5
92,980		Regency Centers Corp.	4,304,974	0.6
225,680		SunTrust Bank	8,307,281	1.2
99,420		T. Rowe Price Group, Inc.	8,328,413	1.2
191,750		UnumProvident Corp.	6,726,590	0.9
85,106		Vornado Realty Trust	7,556,562	1.0
136,870		WR Berkley Corp.	5,938,789	0.8
197,650	@	XL Group PLC	6,293,176	0.9
125,930		Zions Bancorp.	3,772,863	0.5
			197,018,819	27.3
		Health Care: 4.7%
108,700		AmerisourceBergen Corp.	7,642,697	1.1
143,450	@	CareFusion Corp.	5,712,179	0.8
109,560		Cigna Corp.	9,584,309	1.3
39,970	@	Henry Schein, Inc.	4,566,972	0.6
64,160		Humana, Inc.	6,622,595	0.9
			34,128,752	4.7
		Industrials: 10.3%
145,100		Ametek, Inc.	7,642,417	1.1
118,990		Carlisle Cos., Inc.	9,447,806	1.3
124,860		Equifax, Inc.	8,626,577	1.2
119,960		Fortune Brands Home & Security, Inc.	5,482,172	0.8
52,950		Hubbell, Inc.	5,766,255	0.8
123,780		IDEX Corp.	9,141,153	1.3
98,050		MSC Industrial Direct Co.	7,929,304	1.1
113,430		Regal-Beloit Corp.	8,362,060	1.1
144,639	@	Rexnord Corp.	3,906,699	0.5
73,721		Snap-On, Inc.	8,073,924	1.1
			74,378,367	10.3

See Accompanying Notes to Financial Statements

35

		Information Technology: 9.7%
133,290		Amphenol Corp.	11,886,802	1.6
200,880		Analog Devices, Inc.	10,230,818	1.4
196,410	@	Arrow Electronics, Inc.	10,655,243	1.5
174,680	@	CommScope Holding Co., Inc.	3,304,946	0.5
174,986		Jack Henry & Associates, Inc.	10,360,921	1.4
102,490		KLA-Tencor Corp.	6,606,505	0.9
194,630	@	Synopsys, Inc.	7,896,139	1.1
196,180		Xilinx, Inc.	9,008,586	1.3
			69,949,960	9.7
		Materials: 7.9%
81,280		Airgas, Inc.	9,091,168	1.3
134,418		Albemarle Corp.	8,520,757	1.2
280,910		Ball Corp.	14,511,811	2.0
62,120		Rock-Tenn Co.	6,523,221	0.9
20,220		Sherwin-Williams Co.	3,710,370	0.5
82,580		Sigma-Aldrich Corp.	7,763,346	1.1
142,145		Silgan Holdings, Inc.	6,825,803	0.9
			56,946,476	7.9
		Utilities: 10.2%
291,370		CenterPoint Energy, Inc.	6,753,956	0.9
261,040		CMS Energy Corp.	6,988,041	1.0
131,420		Edison International	6,084,746	0.8
108,470		Energen Corp.	7,674,252	1.1
60,980		National Fuel Gas Co.	4,353,972	0.6
210,450		NiSource, Inc.	6,919,596	1.0
274,260		Questar Corp.	6,305,237	0.9
100,450		Sempra Energy	9,016,392	1.2
229,580		Westar Energy, Inc.	7,385,589	1.0
136,120		Wisconsin Energy Corp.	5,627,201	0.8
237,890		Xcel Energy, Inc.	6,646,647	0.9
			73,755,629	10.2
		Total Common Stock (Cost $517,770,200)	712,396,150	98.8

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
		Securities Lending Collateral(cc)(1): 0.6%
1,006,867		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,006,868, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,027,004, due 12/15/15-08/15/53)	1,006,867	0.1
1,006,867		Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,006,869, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,027,004, due 04/30/15-03/01/48)	1,006,867	0.2
1,006,867		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,006,869, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,027,005, due 01/24/14-02/01/47)	1,006,867	0.2
1,006,867		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,006,868, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $1,027,004, due 06/01/17-09/01/44)	1,006,867	0.1
211,967		Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $211,967, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $216,206, due 01/23/14-08/15/23)	211,967	0.0
			4,239,435	0.6

Shares
		Mutual Funds: 2.0%
14,514,166		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $14,514,166)	14,514,166	2.0

		Total Short-Term Investments (Cost $18,753,601)	18,753,601	2.6

		Total Investments in Securities (Cost $536,523,801)	$731,149,751	101.4
		Liabilities in Excess of Other Assets	(10,296,216)	(1.4)
		Net Assets	$720,853,535	100.0

See Accompanying Notes to Financial Statements

36

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $538,909,442.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$196,981,004
Gross Unrealized Depreciation	(4,740,695)
Net Unrealized Appreciation	$192,240,309

See Accompanying Notes to Financial Statements

37

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Brazil: 3.0%
1,745,000		AMBEV SA ADR	12,825,750	0.7
2,462,300		BM&F Bovespa S.A.	11,543,091	0.6
489,790		Embraer SA ADR	15,761,442	0.9
1,066,368		Itau Unibanco Holding S.A. ADR	14,470,614	0.8
			54,600,897	3.0
		Denmark: 0.4%
152,356	L	FLSmidth & Co. A/S	8,331,817	0.4

		Finland: 0.2%
161,984		Fortum OYJ	3,705,866	0.2

		France: 5.8%
186,408	@	LVMH Moet Hennessy Louis Vuitton S.A.	34,055,769	1.8
146,130	@	Kering	30,889,160	1.7
250,810		Societe Generale	14,584,782	0.8
288,734		Technip S.A.	27,793,842	1.5
			107,323,553	5.8
		Germany: 11.6%
180,185		Allianz AG	32,420,041	1.8
204,564		Bayer AG	28,723,073	1.6
426,194		Bayerische Motoren Werke AG	36,445,082	2.0
588,179		Deutsche Bank AG	28,257,063	1.5
86,785		Linde AG	18,171,639	1.0
474,097		SAP AG	41,114,629	2.2
202,648		Siemens AG	27,786,924	1.5
			212,918,451	11.6
		India: 3.1%
4,979,183		DLF Ltd.	13,449,222	0.7
598,820		ICICI Bank Ltd. ADR	22,258,139	1.2
177,877		Infosys Ltd.	10,025,313	0.6
2,453,115		Zee Telefilms Ltd.	10,987,714	0.6
			56,720,388	3.1
		Italy: 2.0%
54,671	L	Brunello Cucinelli SpA	1,943,604	0.1
265,164		Gtech S.p.A	8,081,336	0.4
416,067		Prysmian S.p.A.	10,712,546	0.6
99,157		Tod’s S.p.A.	16,560,269	0.9
			37,297,755	2.0
		Japan: 9.3%
1,288,600		Dai-ichi Life Insurance Co., Ltd.	21,562,174	1.2
69,700		Fanuc Ltd.	12,771,874	0.7
476,300		KDDI Corp.	29,347,353	1.6
65,151		Keyence Corp.	27,896,705	1.5
261,200		Kyocera Corp.	13,057,799	0.7
329,300		Murata Manufacturing Co., Ltd.	29,285,746	1.6
182,900		Nidec Corp.	18,018,330	1.0
370,000		Sumitomo Mitsui Financial Group, Inc.	19,241,252	1.0
			171,181,233	9.3
		Mexico: 1.9%
194,132	@	Fomento Economico Mexicano SAB de CV ADR	18,999,699	1.0
512,376		Grupo Televisa SAB ADR	15,504,498	0.9
			34,504,197	1.9
		Netherlands: 2.5%
610,813		European Aeronautic Defence and Space Co. NV	46,892,427	2.5

		Spain: 4.0%
2,012,530		Banco Bilbao Vizcaya Argentaria S.A.	24,896,184	1.3
206,827		Inditex S.A.	34,149,576	1.9
585,128		Repsol YPF S.A.	14,764,659	0.8
			73,810,419	4.0
		Sweden: 4.6%
608,562		Assa Abloy AB	32,219,770	1.8
4,227,540		Telefonaktiebolaget LM Ericsson	51,616,134	2.8
			83,835,904	4.6
		Switzerland: 5.3%
588,024	@	Credit Suisse Group	18,148,407	1.0
270,150		Nestle S.A.	19,799,310	1.1
76,573		Roche Holding AG - Genusschein	21,450,109	1.2
1,964,058		UBS AG - Reg	37,606,514	2.0
			97,004,340	5.3
		Taiwan: 0.9%
4,645,111		Taiwan Semiconductor Manufacturing Co., Ltd.	16,401,701	0.9

		United Kingdom: 4.1%
1,443,296	@	Prudential PLC	32,249,183	1.8
323,260		Shire PLC	15,234,416	0.8
686,455		Unilever PLC	28,244,884	1.5
			75,728,483	4.1
		United States: 41.1%
185,270		3M Co.	25,984,118	1.4
535,253	@	Adobe Systems, Inc.	32,050,950	1.7
429,250		Aetna, Inc.	29,442,257	1.6
124,120		Allergan, Inc.	13,787,250	0.7
889,710		Altera Corp.	28,942,266	1.6
36,500	@	Biogen Idec, Inc.	10,210,875	0.5
277,630	@	Celldex Therapeutics, Inc.	6,721,422	0.4
408,970		Citigroup, Inc.	21,311,427	1.2
516,010		Colgate-Palmolive Co.	33,649,012	1.8
667,940	@	eBay, Inc.	36,663,227	2.0
258,250		Emerson Electric Co.	18,123,985	1.0
397,220	@	Facebook, Inc.	21,712,045	1.2
410,090		Fidelity National Financial, Inc.	13,307,420	0.7
676,950	@,L	Fusion-io, Inc.	6,031,624	0.3
311,230	@	Gilead Sciences, Inc.	23,388,934	1.3
114,170		Goldman Sachs Group, Inc.	20,237,774	1.1
45,670	@	Google, Inc. — Class A	51,182,826	2.8
385,260		Intuit, Inc.	29,403,043	1.6
679,460	@	Juniper Networks, Inc.	15,335,412	0.8

See Accompanying Notes to Financial Statements

38

855,870		Maxim Integrated Products	23,887,332	1.3
250,340		McDonald’s Corp.	24,290,490	1.3
491,410		McGraw-Hill Cos., Inc.	38,428,262	2.1
88,010	@	Medivation, Inc.	5,616,798	0.3
668,520		Microsoft Corp.	25,022,704	1.4
175,680		St. Jude Medical, Inc.	10,883,376	0.6
363,270	@	Theravance, Inc.	12,950,575	0.7
283,250		Tiffany & Co.	26,279,935	1.4
285,359	@	Transocean Ltd.	14,102,442	0.8
202,620		United Parcel Service, Inc. - Class B	21,291,310	1.2
227,770	@	Vertex Pharmaceuticals, Inc.	16,923,311	0.9
527,870		Walt Disney Co.	40,329,268	2.2
433,210		WellPoint, Inc.	40,024,272	2.2
201,730		Zimmer Holdings, Inc.	18,799,219	1.0
			756,315,161	41.1
		Total Common Stock (Cost $1,111,203,711)	1,836,572,592	99.8

RIGHTS: 0.0%
		Spain: 0.0%
585,128	@	Repsol SA	399,262	0.0

		Total Rights (Cost $382,305)	399,262	0.0

		Total Long-Term Investments (Cost $1,111,586,016)	1,836,971,854	99.8

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
		Securities Lending Collateral(cc)(1): 0.5%
2,370,361		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,370,364, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $2,417,768, due 12/15/15-08/15/53)	2,370,361	0.1
2,370,361		Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,370,365, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,417,768, due 04/30/15-03/01/48)	2,370,361	0.2
2,370,361		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,370,365, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $2,417,769, due 01/24/14-02/01/47)	2,370,361	0.1
2,370,361		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,370,362, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $2,417,768, due 06/01/17-09/01/44)	2,370,361	0.1
499,014		Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $499,014, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $508,994, due 01/23/14-08/15/23)	499,014	0.0
			9,980,458	0.5

Shares
		Mutual Funds: 0.5%
9,076,521		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $9,076,521)	9,076,521	0.5

		Total Short-Term Investments (Cost $19,056,979)	19,056,979	1.0

		Total Investments in Securities (Cost $1,130,642,995)	$1,856,028,833	100.8
		Liabilities in Excess of Other Assets	(14,619,162)	(0.8)
		Net Assets	$1,841,409,671	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

See Accompanying Notes to Financial Statements

39

ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,143,654,396.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$760,581,927
Gross Unrealized Depreciation	(48,207,490)
Net Unrealized Appreciation	$712,374,437

Sector Diversification	Percentage of Net Assets
Information Technology	25.0%
Financials	18.7
Consumer Discretionary	17.3
Health Care	13.8
Industrials	12.6
Consumer Staples	6.1
Energy	3.1
Telecommunication Services	1.6
Materials	1.4
Utilities	0.2
Short-Term Investments	1.0
Liabilities in Excess of Other Assets	(0.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

40

PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2013

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 11.4%
			Basic Materials: 1.1%
3,800,000		#,L	Braskem Finance Ltd., 7.000%, 05/07/20	4,071,700	0.4
3,100,000		#,L	CSN Islands XI Corp., 6.875%, 09/21/19	3,231,750	0.4
2,800,000		#	Gerdau Holdings, Inc., 7.000%, 01/20/20	3,066,000	0.3
115,000			Rohm & Haas Co., 6.000%, 09/15/17	130,518	0.0
				10,499,968	1.1
			Communications: 0.6%
2,500,000			BellSouth Corp., 5.200%, 09/15/14	2,581,967	0.3
300,000			DISH DBS Corp., 6.625%, 10/01/14	312,750	0.0
400,000			Verizon Communications, Inc., 1.993%, 09/14/18	421,072	0.0
500,000			Verizon Communications, Inc., 2.500%, 09/15/16	517,319	0.1
1,400,000			Verizon Communications, Inc., 3.650%, 09/14/18	1,482,851	0.2
				5,315,959	0.6
			Consumer, Cyclical: 0.1%
85,905			CVS Pass-Through Trust, 6.943%, 01/10/30	98,488	0.0
1,000,000		#	Daimler Finance North America, LLC, 0.857%, 03/28/14	1,001,443	0.1
				1,099,931	0.1
			Consumer, Non-cyclical: 0.3%
1,900,000			HCA, Inc., 8.500%, 04/15/19	2,018,750	0.2
600,000			Reynolds American, Inc., 6.750%, 06/15/17	687,085	0.1
				2,705,835	0.3
			Energy: 0.3%
1,700,000			Petrobras International Finance Co. - Pifco, 5.375%, 01/27/21	1,693,549	0.2
200,000			TNK-BP Finance SA, 7.500%, 07/18/16	225,500	0.0
1,100,000			White Nights Finance BV for Gazprom, 10.500%, 03/25/14	1,120,625	0.1
				3,039,674	0.3
			Financial: 8.9%
CAD	1,000,000		American International Group, Inc., 4.900%, 06/02/14	954,998	0.1
2,800,000			GMAC, Inc., 6.750%, 12/01/14	2,940,000	0.3
400,000			Ally Financial, Inc., 4.500%, 02/11/14	401,549	0.0
4,000,000			Ally Financial, Inc., 4.625%, 06/26/15	4,173,024	0.4
2,200,000			Ally Financial, Inc., 8.300%, 02/12/15	2,370,500	0.2
700,000		#	Banco Santander Brazil SA/Cayman Islands, 2.343%, 03/18/14	700,087	0.1
300,000			Bank of America Corp., 0.571%, 08/15/16	295,034	0.0
4,400,000			Bank of America Corp., 6.500%, 08/01/16	4,970,658	0.5
2,900,000			Bank of America NA, 0.709%, 11/14/16	2,907,792	0.3
1,700,000			Bank of India, 4.750%, 09/30/15	1,760,037	0.2
600,000		#	Bank of Montreal, 2.850%, 06/09/15	620,499	0.1
500,000		#,L	Bank of Nova Scotia, 1.950%, 01/30/17	513,148	0.1
GBP	1,700,000		Barclays Bank PLC, 14.000%, 11/29/49	3,758,704	0.4
1,200,000		#	BBVA, 6.500%, 03/10/21	1,272,000	0.1
1,700,000			Bear Stearns Cos., Inc., 6.400%, 10/02/17	1,973,853	0.2
1,000,000		#,L	CIT Group, Inc., 4.750%, 02/15/15	1,038,750	0.1
600,000		#	CIT Group, Inc., 5.250%, 04/01/14	607,500	0.1
400,000			CitiFinancial, 6.625%, 06/01/15	425,716	0.1
7,700,000			Citigroup, Inc., 5.000%, 09/15/14	7,920,713	0.8
1,200,000			Citigroup, Inc., 4.587%, 12/15/15	1,282,940	0.1
700,000			Credit Suisse New York, 2.200%, 01/14/14	700,524	0.1
4,900,000			Ford Motor Credit Co. LLC, 3.984%, 06/15/16	5,213,384	0.5
2,100,000			Ford Motor Credit Co., LLC, 12.000%, 05/15/15	2,411,653	0.3
4,800,000		#	ICICI Bank Ltd../Dubai, 4.750%, 11/25/16	5,027,453	0.5
1,800,000		L	ICICI Bank Ltd., 5.500%, 03/25/15	1,864,843	0.2
1,000,000			International Lease Finance Corp., 4.875%, 04/01/15	1,038,750	0.1
1,800,000			International Lease Finance Corp., 5.650%, 06/01/14	1,836,000	0.2
300,000			International Lease Finance Corp., 5.750%, 05/15/16	322,125	0.0
345,000		#	International Lease Finance Corp., 6.500%, 09/01/14	357,937	0.0
700,000		#	International Lease Finance Corp., 6.750%, 09/01/16	784,000	0.1
700,000			International Lease Finance Corp., 8.625%, 09/15/15	779,625	0.1

See Accompanying Notes to Financial Statements

41

1,300,000			JPMorgan Chase & Co., 3.150%, 07/05/16	1,363,631	0.1
900,000			JPMorgan Chase Bank NA, 0.574%, 06/13/16	895,813	0.1
GBP	300,000		LBG Capital No.1 PLC, 7.588%, 05/12/20	529,327	0.1
GBP	1,600,000		LBG Capital No.1 PLC, 7.869%, 08/25/20	2,831,026	0.3
GBP	1,700,000		LBG Capital No.2 PLC, 7.625%, 12/09/19	2,980,870	0.3
3,000,000		#	Macquarie Group Ltd., 7.300%, 08/01/14	3,110,286	0.3
1,900,000			Merrill Lynch & Co., Inc., 6.875%, 04/25/18	2,247,649	0.2
500,000		#	National Bank of Canada, 2.200%, 10/19/16	516,363	0.1
1,400,000		#	Nationwide Building Society, 6.250%, 02/25/20	1,602,626	0.2
300,000		#	Nordea Bank AB, 2.125%, 01/14/14	300,198	0.0
900,000			Principal Life Income Funding Trusts, 5.550%, 04/27/15	959,950	0.1
600,000		#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	645,000	0.1
GBP	1,600,000		Santander Issuances S.A Unipersonal, 7.300%, 07/27/19	2,737,418	0.3
900,000			Sberbank of Russia Via SB Capital SA, 5.499%, 07/07/15	954,000	0.1
1,900,000			SLM Corp., 8.450%, 06/15/18	2,220,625	0.2
1,000,000			Springleaf Finance Corp., 6.900%, 12/15/17	1,098,000	0.1
400,000		#	Turkiye Garanti Bankasi AS, 2.742%, 04/20/16	389,000	0.0
				86,605,578	8.9
			Industrial: 0.1%
1,300,000		#	Asciano Finance Ltd., 5.000%, 04/07/18	1,379,005	0.1

			Utilities: 0.0%
JPY	1,000,000		Tokyo Electric Power Co., Inc., 1.500%, 05/30/14	9,441	0.0
JPY	7,000,000		Tokyo Electric Power Co., Inc., 1.850%, 07/28/14	66,108	0.0
				75,549	0.0
			Total Corporate Bonds/Notes (Cost $106,341,691)	110,721,499	11.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.7%
269,477			American Home Mortgage Investment Trust, 2.346%, 02/25/45	267,395	0.0
EUR	1,279,335	#	Arran Residential Mortgages Funding PLC, 1.617%, 05/16/47	1,785,243	0.2
800,000			Banc of America Commercial Mortgage, Inc., 5.734%, 05/10/45	873,333	0.1
287,094			Banc of America Funding Corp., 2.632%, 05/25/35	291,489	0.0
242,171			Banc of America Funding Corp., 3.695%, 01/20/47	195,413	0.0
182,447			Banc of America Mortgage Securities, Inc., 2.748%, 07/25/33	183,465	0.0
183,449		#	BCAP, LLC Trust, 5.222%, 03/26/37	169,340	0.0
1,589,988		#	BCRR Trust, 5.858%, 07/17/40	1,703,401	0.2
475,518			Bear Stearns Alternative-A Trust, 2.598%, 11/25/36	329,885	0.0
263,543			Bear Stearns Alternative-A Trust, 2.649%, 05/25/35	250,748	0.0
156,188			Bear Stearns Alternative-A Trust, 2.708%, 09/25/35	137,258	0.0
1,447,079			Bear Stearns Adjustable Rate Mortgage Trust, 2.600%, 03/25/35	1,460,347	0.2
439,514			Bear Stearns Adjustable Rate Mortgage Trust, 2.747%, 11/25/34	432,023	0.1
683,533			Bear Stearns Adjustable Rate Mortgage Trust, 2.793%, 03/25/35	683,122	0.1
431,176			Bear Stearns Adjustable Rate Mortgage Trust, 2.833%, 09/25/34	406,190	0.1
59,785			Bear Stearns Adjustable Rate Mortgage Trust, 5.376%, 02/25/36	56,259	0.0
408,535			Bear Stearns Structured Products, Inc., 2.502%, 01/26/36	310,470	0.0
252,837			Bear Stearns Structured Products, Inc., 2.591%, 12/26/46	147,948	0.0
100,000			Bear Stearns Commercial Mortgage Securities, 5.331%, 02/11/44	108,788	0.0
2,551,488			Citicorp Mortgage Securities, Inc., 6.000%, 01/25/37	2,555,637	0.3
331,285			Citigroup Mortgage Loan Trust, Inc., 2.613%, 08/25/35	327,414	0.0

See Accompanying Notes to Financial Statements

42

292,301			Commercial Mortgage Pass-Through Certificates Series 2007-C1, 5.383%, 02/15/40	315,957	0.0
6,698,285			Countrywide Home Loan Mortgage Pass Through Trust, 0.365%, 04/25/46	5,595,111	0.6
124,302			Countrywide Home Loan Mortgage Pass-through Trust, 0.485%, 03/25/35	107,108	0.0
444,429		#	Countrywide Home Loan Mortgage Pass-through Trust, 0.505%, 06/25/35	388,200	0.1
291,726			Countrywide Home Loan Mortgage Pass-through Trust, 2.504%, 11/25/34	270,370	0.0
489,158			Countrywide Home Loan Mortgage Pass-through Trust, 2.526%, 02/20/35	470,110	0.1
4,074,686			Credit Suisse Commercial Mortgage Trust Series 2006-C4, 5.460%, 09/15/39	4,429,872	0.5
406,681		#	Credit Suisse Mortgage Capital Certificates, 0.337%, 10/15/21	404,267	0.1
2,385,382		#	Credit Suisse Mortgage Capital Certificates, 0.397%, 10/15/21	2,380,086	0.3
2,300,000			Credit Suisse Mortgage Capital Certificates, 5.695%, 09/15/40	2,544,809	0.3
103,997			Downey Savings & Loan Association Mortgage Loan Trust, 2.657%, 07/19/44	102,867	0.0
EUR	65,965		European Loan Conduit, 0.368%, 05/15/19	88,480	0.0
207,447			First Horizon Mortgage Pass-through Trust, 2.614%, 08/25/35	197,343	0.0
4,071,007			Granite Master Issuer PLC, 0.347%, 12/20/54	4,029,483	0.4
170,383			Greenpoint Mortgage Pass-through Certificates, 2.792%, 10/25/33	168,814	0.0
100,000			Greenwich Capital Commercial Funding Corp., 4.799%, 08/10/42	102,643	0.0
32,673			GSR Mortgage Loan Trust, 2.457%, 06/25/34	32,416	0.0
333,506			GSR Mortgage Loan Trust, 2.648%, 09/25/35	332,087	0.0
689			GSR Mortgage Loan Trust, 6.000%, 03/25/32	685	0.0
154,297			Harborview Mortgage Loan Trust, 0.386%, 05/19/35	135,695	0.0
291,743			Harborview Mortgage Loan Trust, 2.746%, 07/19/35	252,713	0.0
167,079			Indymac Index Mortgage Loan Trust, 2.503%, 12/25/34	154,086	0.0
800,000			JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, 05/15/47	876,957	0.1
2,600,000			JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, 01/15/49	2,856,495	0.3
3,300,000			JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, 06/12/47	3,631,531	0.4
523,163			JPMorgan Mortgage Trust, 2.753%, 07/25/35	532,647	0.1
60,962			JPMorgan Mortgage Trust, 3.554%, 02/25/35	61,348	0.0
5,446,001			LB Commercial Mortgage Trust 2007-C3, 5.839%, 07/15/44	6,053,992	0.6
214,057			Merrill Lynch Mortgage Investors Trust, 2.193%, 05/25/33	204,948	0.0
192,255			Merrill Lynch Mortgage Investors, Inc., 0.375%, 02/25/36	176,322	0.0
300,000			Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, 03/12/51	330,522	0.0
167,509			MLCC Mortgage Investors, Inc., 0.415%, 11/25/35	159,470	0.0
90,012			MLCC Mortgage Investors, Inc., 1.165%, 10/25/35	88,592	0.0
6,532,416			MLCC Mortgage Investors, Inc., 2.144%, 11/25/35	6,209,460	0.6
1,571,519			Provident Funding Mortgage Loan Trust, 2.655%, 10/25/35	1,544,232	0.2
28,079			Residential Accredit Loans, Inc., 0.565%, 03/25/33	27,410	0.0
19,950			Residential Asset Securitization Trust, 0.565%, 05/25/33	19,504	0.0
5,027			Residential Funding Mortgage Securities I, 6.500%, 03/25/32	5,309	0.0
110,631			Sequoia Mortgage Trust, 0.517%, 07/20/33	109,431	0.0

See Accompanying Notes to Financial Statements

43

199,693		Sequoia Mortgage Trust, 2.634%, 04/20/35	197,847	0.0
160,521		Structured Adjustable Rate Mortgage Loan Trust, 2.507%, 08/25/35	148,012	0.0
372,039		Structured Asset Mortgage Investments, Inc., 0.416%, 07/19/35	365,608	0.0
93,168	#	Structured Asset Securities Corp., 2.625%, 10/28/35	87,878	0.0
1,432,175		Thornburg Mortgage Securities Trust, 5.038%, 10/25/46	1,445,365	0.2
200,475	#	Wachovia Bank Commercial Mortgage Trust, 0.247%, 06/15/20	198,524	0.0
400,000		Wachovia Bank Commercial Mortgage Trust, 5.509%, 04/15/47	437,380	0.1
104,056		Washington Mutual Mortgage Pass-through Certificates, 0.475%, 01/25/45	98,383	0.0
107,767		Washington Mutual Mortgage Pass-through Certificates, 0.485%, 01/25/45	104,027	0.0
14,033		Washington Mutual Mortgage Pass-through Certificates, 1.543%, 08/25/42	13,041	0.0
26,428		Washington Mutual Mortgage Pass-through Certificates, 2.207%, 02/27/34	26,216	0.0
643,573		Washington Mutual Mortgage Pass-through Certificates, 2.463%, 07/25/46	607,695	0.1
690,002		Washington Mutual Mortgage Pass-through Certificates, 2.463%, 08/25/46	623,444	0.1
1,814,250		Washington Mutual Mortgage Pass-through Certificates, 4.733%, 02/25/37	1,681,973	0.2
170,657		Wells Fargo Mortgage-Backed Securities Trust, 2.641%, 10/25/33	171,597	0.0
345,220		Wells Fargo Mortgage-Backed Securities Trust, 2.613%, 12/25/34	348,693	0.0
228,247		Wells Fargo Mortgage-Backed Securities Trust, 2.615%, 01/25/35	226,412	0.0
		Total Collateralized Mortgage Obligations (Cost $61,573,769)	64,848,635	6.7

MUNICIPAL BONDS: 3.4%
		California: 1.6%
1,000,000		California Infrastructure & Economic Development Bank, 6.486%, 05/15/49	1,032,550	0.1
1,200,000		California State Public Works Board, 7.804%, 03/01/35	1,355,616	0.2
500,000		California State University, 6.434%, 11/01/30	552,785	0.1
200,000		Los Angeles County Public Works Financing Authority, 7.488%, 08/01/33	240,006	0.0
300,000		Los Angeles County Public Works Financing Authority, 7.618%, 08/01/40	352,908	0.0
3,500,000		Los Angeles Department of Airports, 6.582%, 05/15/39	4,056,325	0.4
6,000,000		Southern California Public Power Authority, 5.943%, 07/01/40	6,438,600	0.7
500,000		State of California, 7.500%, 04/01/34	636,260	0.1
100,000		State of California, 7.700%, 11/01/30	115,832	0.0
200,000		University of California, 6.398%, 05/15/31	222,240	0.0
300,000		University of California, 6.548%, 05/15/48	349,215	0.0
			15,352,337	1.6
		Illinois: 0.1%
100,000		Chicago Transit Authority, 6.300%, 12/01/21	108,867	0.0
700,000		Chicago Transit Authority, 6.899%, 12/01/40	784,644	0.1
			893,511	0.1
		Nebraska: 0.0%
500,000		Public Power Generation Agency, 7.242%, 01/01/41	534,050	0.0

		Nevada: 0.3%
3,300,000		City of North Las Vegas NV, 6.572%, 06/01/40	2,549,844	0.2
600,000		County of Clark NV, 6.820%, 07/01/45	747,630	0.1
			3,297,474	0.3
		New York: 0.8%
2,900,000		New York City Municipal Water Finance Authority, 5.882%, 06/15/44	3,302,781	0.4

See Accompanying Notes to Financial Statements

44

2,900,000		New York City Municipal Water Finance Authority, 6.282%, 06/15/42	3,112,570	0.3
1,000,000		New York State Dormitory Authority, 5.000%, 12/15/30	1,075,410	0.1
200,000		Tobacco Settlement Financing Corp., 6.250%, 06/01/42	191,426	0.0
			7,682,187	0.8
		Texas: 0.6%
2,200,000		City of San Antonio TX, 5.808%, 02/01/41	2,494,602	0.3
2,900,000		City of San Antonio TX, 6.308%, 02/01/37	3,148,907	0.3
			5,643,509	0.6
		Total Municipal Bonds (Cost $31,269,165)	33,403,068	3.4

CERTIFICATES OF DEPOSIT: 0.4%
		Banks: 0.4%
3,600,000		Credit Suisse/New York NY, 0.651%, 12/07/15	3,600,306	0.4

		Total Certificates of Deposit (Cost $3,600,000)	3,600,306	0.4

ASSET-BACKED SECURITIES: 2.0%
		Home Equity Asset-Backed Securities: 1.1%
10,100,000		Accredited Mortgage Loan Trust 2006-1, 0.445%, 04/25/36	7,138,448	0.7
1,300,000		Home Equity Asset Trust 2005-2, 1.260%, 07/25/35	1,147,949	0.1
334,696		Household Home Equity Loan Trust, 0.457%, 01/20/34	333,123	0.1
2,250,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-HE4, 0.635%, 07/25/35	1,940,198	0.2
			10,559,718	1.1
		Other Asset-Backed Securities: 0.9%
1,535,159		Access Group, Inc., 1.538%, 10/27/25	1,550,908	0.2
1,270,845		Countrywide Asset-Backed Certificates, 0.345%, 08/25/36	1,235,171	0.1
876,646		Countrywide Asset-Backed Certificates, 0.345%, 09/25/36	848,944	0.1
3,300,000	#	Hillmark Funding, 0.489%, 05/21/21	3,216,748	0.3
100,481		JPMorgan Mortgage Acquisition Corp., 0.225%, 03/25/47	96,434	0.0
58,753		Long Beach Mortgage Loan Trust, 0.725%, 10/25/34	56,242	0.0
2,510,447		Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, 0.315%, 01/25/37	2,289,808	0.2
			9,294,255	0.9
		Total Asset-Backed Securities (Cost $19,581,002)	19,853,973	2.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 49.3%
		Federal Home Loan Mortgage Corporation: 12.8%##
130,139		0.317%, due 07/15/19	129,965	0.0
346,299		0.317%, due 08/15/19	345,852	0.0
27,100,000		0.750%, due 01/12/18	26,391,172	2.7
300,000		0.875%, due 03/07/18	291,595	0.0
8,100,000		1.000%, due 03/08/17	8,117,002	0.8
29,600,000		1.000%, due 06/29/17	29,437,555	3.0
15,100,000		1.000%, due 07/28/17	15,012,511	1.6
12,900,000		1.000%, due 09/29/17	12,755,894	1.3
2,100,000		1.250%, due 05/12/17	2,115,446	0.2
9,800,000		1.250%, due 08/01/19	9,336,117	1.0
6,900,000		1.250%, due 10/02/19	6,542,021	0.7
185,863		1.344%, due 10/25/44	188,441	0.0
901,862		1.544%, due 07/25/44	917,900	0.1
243,861		1.875%, due 03/25/24	253,182	0.0
64,136		2.014%, due 09/01/35	67,624	0.0
10,379		2.375%, due 04/01/32	11,019	0.0
5,218		3.500%, due 07/15/32	5,419	0.0
800,000		3.750%, due 03/27/19	872,601	0.1
251,548		4.500%, due 03/01/41	267,056	0.0
3,404,645		4.500%, due 09/01/41	3,614,088	0.4
600,000		5.500%, due 08/23/17	690,821	0.1
30,538		5.500%, due 03/01/23	33,337	0.0
57,265		5.500%, due 05/01/23	62,503	0.0
840		5.500%, due 08/15/30	934	0.0
392,272		5.500%, due 06/01/36	430,310	0.1
688,155		5.500%, due 12/01/37	759,094	0.1
608,030		5.500%, due 04/01/38	663,816	0.1
151,166		5.500%, due 07/01/38	165,035	0.0
694		6.000%, due 10/01/17	719	0.0
9,459		6.000%, due 02/01/22	10,450	0.0
172,590		6.000%, due 03/01/23	190,802	0.0
23,467		6.000%, due 05/01/37	25,944	0.0
5,504		6.000%, due 06/01/37	6,079	0.0
284,745		6.000%, due 07/01/37	314,682	0.0
59,989		6.000%, due 08/01/37	66,234	0.0
278,673		6.000%, due 08/01/37	308,313	0.0
2,092,237		6.000%, due 09/01/37	2,310,060	0.2
4,182		6.000%, due 10/01/37	4,675	0.0
27,321		6.000%, due 12/01/37	30,182	0.0
394,664		6.000%, due 01/01/38	435,752	0.1
307,270		6.000%, due 02/01/38	339,396	0.0
8,971		6.000%, due 04/01/38	9,905	0.0
45,189		6.000%, due 06/01/38	50,562	0.0
8,923		6.000%, due 07/01/38	9,852	0.0
152,144		6.000%, due 08/01/38	169,439	0.0
330,954		6.000%, due 11/01/38	366,685	0.1
47,272		6.000%, due 05/01/39	52,263	0.0
558,836		6.000%, due 08/01/39	618,051	0.1
			124,798,355	12.8
		Federal National Mortgage Association: 35.8%##
240,487		0.225%, due 07/25/37	226,101	0.0
70,488		0.285%, due 03/25/34	69,996	0.0
351,563		0.475%, due 04/25/37	351,531	0.0
871,715		0.615%, due 09/25/35	873,540	0.1
15,300,000		0.875%, due 08/28/17	15,114,182	1.6

See Accompanying Notes to Financial Statements

45

2,300,000		0.875%, due 12/20/17	2,253,220	0.2
1,700,000		0.875%, due 02/08/18	1,658,122	0.2
300,000		0.875%, due 05/21/18	290,380	0.0
1,600,000		1.125%, due 04/27/17	1,607,008	0.2
4,000,000		1.250%, due 01/30/17	4,049,964	0.4
82,181		1.339%, due 10/01/44	83,979	0.0
56,528		1.339%, due 10/01/44	57,499	0.0
571,156		1.484%, due 02/01/33	596,474	0.1
45,498		1.665%, due 04/25/24	46,726	0.0
3,425		1.750%, due 02/01/20	3,435	0.0
367,505		1.753%, due 09/01/35	388,008	0.1
108,647		2.107%, due 08/01/35	115,124	0.0
900,000	^	2.310%, due 08/01/22	824,031	0.1
5,968		2.340%, due 09/01/31	6,312	0.0
57,992		2.411%, due 04/01/32	58,005	0.0
546,088		2.485%, due 11/01/34	583,988	0.1
178,858		2.550%, due 02/01/35	191,249	0.0
152,236		2.560%, due 09/01/34	161,248	0.0
5,200,000	^	2.790%, due 07/01/22	5,055,961	0.5
500,000	^	2.870%, due 09/01/27	434,843	0.1
22,000,000	W	3.000%, due 09/25/26	22,458,047	2.3
2,738,893		3.010%, due 06/01/22	2,708,481	0.3
3,460,973		3.157%, due 05/01/22	3,471,950	0.4
289,460		3.330%, due 11/01/21	294,401	0.0
42,000,000	W	3.500%, due 01/25/26	43,934,297	4.5
158,539		3.500%, due 02/01/26	166,199	0.0
33,895		3.500%, due 02/01/26	35,530	0.0
878,491		3.500%, due 06/01/26	920,550	0.1
32,541		3.500%, due 06/01/26	34,113	0.0
149,385		3.500%, due 11/01/26	156,614	0.0
3,850,493		3.500%, due 12/01/26	4,036,703	0.4
247,711		3.500%, due 01/01/27	259,292	0.0
212,259		3.500%, due 02/01/27	222,531	0.0
993,748		3.500%, due 12/01/41	990,065	0.1
985,451		3.500%, due 12/01/41	981,826	0.1
996,775		3.500%, due 10/01/42	993,059	0.1
998,395		3.500%, due 01/01/43	993,130	0.1
319,711		3.500%, due 07/01/43	318,024	0.0
0		3.500%, due 11/01/43	0	—
80,412		4.000%, due 07/01/18	85,303	0.0
250,115		4.000%, due 08/01/18	265,529	0.0
1,338,101		4.000%, due 09/01/18	1,420,778	0.2
241,158		4.000%, due 08/01/19	256,010	0.0
89,241		4.000%, due 03/01/24	94,604	0.0
108,589		4.000%, due 03/01/24	115,345	0.0
819,408		4.000%, due 04/01/24	870,492	0.1
94,996		4.000%, due 04/01/24	100,977	0.0
94,985		4.000%, due 04/01/24	100,859	0.0
63,799		4.000%, due 04/01/24	67,737	0.0
91,886		4.000%, due 04/01/24	97,527	0.0
110,032		4.000%, due 04/01/24	116,852	0.0
655,493		4.000%, due 05/01/24	696,309	0.1
808,273		4.000%, due 05/01/24	859,318	0.1
739,222		4.000%, due 05/01/24	785,254	0.1
92,870		4.000%, due 05/01/24	98,647	0.0
803,780		4.000%, due 05/01/24	853,838	0.1
106,157		4.000%, due 05/01/24	112,816	0.0
98,273		4.000%, due 05/01/24	104,409	0.0
79,261		4.000%, due 05/01/24	84,191	0.0
127,745		4.000%, due 05/01/24	135,798	0.0
777,624		4.000%, due 06/01/24	826,462	0.1
744,082		4.000%, due 06/01/24	790,419	0.1
82,117		4.000%, due 07/01/24	87,253	0.0
43,317		4.000%, due 08/01/24	46,002	0.0
66,213		4.000%, due 09/01/24	70,349	0.0
274,881		4.000%, due 10/01/24	292,083	0.0
56,252		4.000%, due 01/01/25	59,770	0.0
25,336		4.000%, due 02/01/25	26,915	0.0
41,558		4.000%, due 04/01/25	44,147	0.0
18,221		4.000%, due 05/01/25	19,352	0.0
15,707		4.000%, due 06/01/25	16,681	0.0
91,357		4.000%, due 07/01/25	97,011	0.0
38,513		4.000%, due 10/01/25	41,010	0.0
36,481		4.000%, due 11/01/25	38,750	0.0
697,643		4.000%, due 01/01/26	740,911	0.1
341,962		4.000%, due 01/01/26	363,241	0.0
14,499		4.000%, due 02/01/26	15,457	0.0
35,837		4.000%, due 02/01/26	38,059	0.0
187,444		4.000%, due 03/01/26	199,599	0.0
118,996		4.000%, due 04/01/26	126,373	0.0
2,002,834		4.000%, due 04/01/26	2,127,177	0.2
21,774		4.000%, due 04/01/26	23,184	0.0
30,698		4.000%, due 04/01/26	32,598	0.0
98,108		4.000%, due 05/01/26	104,168	0.0
169,479		4.000%, due 06/01/26	180,488	0.0
76,140		4.000%, due 06/01/26	80,844	0.0
59,547		4.000%, due 06/01/26	63,639	0.0
87,280		4.000%, due 07/01/26	92,686	0.0
251,890		4.000%, due 07/01/26	267,900	0.0
55,975		4.000%, due 10/01/31	58,485	0.0
0		4.000%, due 11/01/41	0	—
3,154,496		4.000%, due 04/01/42	3,254,698	0.3
44,903		4.413%, due 12/01/36	47,643	0.0
58,185		4.500%, due 04/01/15	61,876	0.0
6,295		4.500%, due 12/01/16	6,707	0.0
2,778		4.500%, due 07/01/17	2,958	0.0
6,893		4.500%, due 10/01/17	7,344	0.0
22,465		4.500%, due 11/01/17	23,934	0.0
3,591		4.500%, due 11/01/17	3,824	0.0
1,466		4.500%, due 01/01/18	1,562	0.0
167,942		4.500%, due 01/01/18	178,931	0.0
7,789		4.500%, due 02/01/18	8,297	0.0
961,494		4.500%, due 02/01/18	1,025,497	0.1
962,824		4.500%, due 02/01/18	1,026,696	0.1
966,299		4.500%, due 03/01/18	1,030,475	0.1
671,194		4.500%, due 04/01/18	715,650	0.1
128,512		4.500%, due 04/01/18	136,954	0.0
523,434		4.500%, due 04/01/18	557,648	0.1
17,612		4.500%, due 06/01/18	18,736	0.0
42,135		4.500%, due 07/01/18	44,924	0.0
101,849		4.500%, due 10/01/18	108,623	0.0
428,802		4.500%, due 11/01/18	456,677	0.1
14,356		4.500%, due 03/01/19	15,274	0.0
211,030		4.500%, due 06/01/19	224,645	0.0
40,922		4.500%, due 01/01/20	43,558	0.0
28,011		4.500%, due 03/01/24	29,878	0.0
706,729		4.500%, due 11/01/24	754,036	0.1
21,119		4.500%, due 06/01/25	22,538	0.0
58,178		4.500%, due 07/01/25	62,105	0.0
296,045		4.500%, due 01/01/26	315,803	0.0
154,247		4.500%, due 07/01/26	164,552	0.0
3,540,960		4.500%, due 04/01/29	3,773,996	0.4
3,426,330		4.500%, due 04/01/29	3,649,566	0.4
242,367		4.500%, due 04/01/29	258,361	0.0
30,796		4.500%, due 05/01/29	32,793	0.0
56,552		4.500%, due 06/01/29	60,261	0.0
218,474		4.500%, due 02/01/31	234,965	0.0
226,927		4.500%, due 09/01/33	241,674	0.0
108,314		4.500%, due 10/01/33	115,373	0.0
9,307		4.500%, due 10/01/33	9,906	0.0
19,645		4.500%, due 03/01/35	20,901	0.0
29,719		4.500%, due 06/01/35	31,523	0.0
17,163		4.500%, due 08/01/35	18,210	0.0
98,100,000	W	4.500%, due 02/01/39	103,652,612	10.7
2,511		4.500%, due 02/01/39	2,665	0.0
0		4.500%, due 02/01/39	0	—
0		4.500%, due 02/01/39	0	—
1,122,410		4.500%, due 04/01/39	1,193,163	0.1
0		4.500%, due 04/01/39	0	—
4,752,404		4.500%, due 05/01/39	5,048,982	0.5

See Accompanying Notes to Financial Statements

46

516,404		4.500%, due 05/01/39	548,567	0.1
0		4.500%, due 09/01/39	0	—
0		4.500%, due 09/01/39	0	—
0		4.500%, due 10/01/39	0	—
0		4.500%, due 12/01/39	0	—
0		4.500%, due 12/01/39	0	—
0		4.500%, due 12/01/39	0	—
1,000,000	W	4.500%, due 02/15/40	1,058,398	0.1
0		4.500%, due 03/01/40	0	—
0		4.500%, due 04/01/40	0	—
0		4.500%, due 05/01/40	0	—
678,005		4.500%, due 05/01/40	719,378	0.1
0		4.500%, due 07/01/40	0	—
0		4.500%, due 07/01/40	0	—
0		4.500%, due 08/01/40	0	—
0		4.500%, due 08/01/40	0	—
0		4.500%, due 08/01/40	0	—
192,972		4.500%, due 08/01/40	204,876	0.0
0		4.500%, due 09/01/40	0	—
0		4.500%, due 09/01/40	0	—
0		4.500%, due 09/01/40	0	—
0		4.500%, due 10/01/40	0	—
0		4.500%, due 10/01/40	0	—
0		4.500%, due 10/01/40	0	—
0		4.500%, due 11/01/40	0	—
0		4.500%, due 11/01/40	0	—
136,233		4.500%, due 12/01/40	144,405	0.0
148,639		4.500%, due 02/01/41	157,813	0.0
665,484		4.500%, due 03/01/41	707,683	0.1
0		4.500%, due 03/01/41	0	—
0		4.500%, due 03/01/41	0	—
23,548		4.500%, due 03/01/41	25,001	0.0
0		4.500%, due 03/01/41	0	—
550,711		4.500%, due 03/01/41	584,706	0.1
0		4.500%, due 04/01/41	0	—
17,397		4.500%, due 04/01/41	18,460	0.0
0		4.500%, due 04/01/41	0	—
0		4.500%, due 04/01/41	0	—
1,642,982		4.500%, due 04/01/41	1,748,412	0.2
0		4.500%, due 04/01/41	0	—
0		4.500%, due 04/01/41	0	—
0		4.500%, due 05/01/41	0	—
0		4.500%, due 05/01/41	0	—
0		4.500%, due 05/01/41	0	—
0		4.500%, due 05/01/41	0	—
0		4.500%, due 06/01/41	0	—
537,864		4.500%, due 06/01/41	571,220	0.1
77,977		4.500%, due 06/01/41	82,791	0.0
0		4.500%, due 06/01/41	0	—
0		4.500%, due 07/01/41	0	—
13,189		4.500%, due 07/01/41	14,004	0.0
0		4.500%, due 07/01/41	0	—
0		4.500%, due 07/01/41	0	—
0		4.500%, due 07/01/41	0	—
624,854		4.500%, due 07/01/41	663,354	0.1
0		4.500%, due 08/01/41	0	—
0		4.500%, due 09/01/41	0	—
0		4.500%, due 10/01/41	0	—
2,380,729		4.500%, due 10/01/41	2,523,389	0.3
0		4.500%, due 10/01/41	0	—
0		4.500%, due 10/01/41	0	—
450,616		4.500%, due 11/01/41	478,428	0.1
0		4.500%, due 01/01/42	0	—
0		4.500%, due 02/01/42	0	—
1,082,357		4.500%, due 05/01/42	1,150,930	0.1
32,913		4.500%, due 06/01/42	34,992	0.0
186,805		4.500%, due 08/01/42	198,539	0.0
600,000		5.000%, due 02/13/17	675,512	0.1
1,500,000		5.000%, due 05/11/17	1,695,258	0.2
7,146		5.000%, due 12/01/23	7,754	0.0
316,705		5.000%, due 12/01/33	345,578	0.0
76,548		5.000%, due 03/01/34	83,487	0.0
347,073		5.000%, due 03/01/34	378,488	0.1
2,288		5.000%, due 01/01/35	2,487	0.0
471,115		5.000%, due 03/01/35	512,457	0.1
609,660		5.000%, due 03/01/35	663,180	0.1
5,126		5.000%, due 06/01/35	5,573	0.0
3,368		5.000%, due 06/01/35	3,664	0.0
801,876		5.000%, due 08/01/35	871,753	0.1
30,639		5.000%, due 08/01/35	33,328	0.0
787,809		5.000%, due 08/01/35	855,176	0.1
655,343		5.000%, due 09/01/35	712,638	0.1
308,062		5.000%, due 10/01/35	334,933	0.0
495,782		5.000%, due 10/01/35	539,113	0.1
429,829		5.000%, due 12/01/35	467,394	0.1
18,831		5.000%, due 08/01/37	20,486	0.0
13,356		5.000%, due 02/01/38	14,520	0.0
746,652		5.000%, due 03/01/38	812,050	0.1
235,981		5.000%, due 04/01/38	257,722	0.0
639,530		5.000%, due 05/01/38	695,431	0.1
6,000,000	W	5.000%, due 02/01/39	6,498,283	0.7
24,000,000	W	5.000%, due 01/13/40	26,068,130	2.7
1,700,000		5.375%, due 06/12/17	1,944,904	0.2
3,933		5.500%, due 04/01/21	4,298	0.0
34,195		5.500%, due 06/01/22	37,567	0.0
3,613		5.500%, due 11/01/22	3,846	0.0
3,800		5.500%, due 11/01/22	4,047	0.0
63,892		5.500%, due 11/01/22	70,203	0.0
59,348		5.500%, due 05/01/23	63,194	0.0
234,384		5.500%, due 06/01/23	257,494	0.0
37,509		5.500%, due 07/01/23	41,215	0.0
134,138		5.500%, due 07/01/23	147,409	0.0
86,681		5.500%, due 09/01/23	95,253	0.0
123,050		5.500%, due 02/01/24	135,183	0.0
320,221		5.500%, due 07/01/25	351,694	0.0
74,784		5.500%, due 07/01/26	82,519	0.0
32,272		5.500%, due 12/01/27	35,538	0.0
23,663		5.500%, due 04/01/28	26,100	0.0
35,359		5.500%, due 08/01/28	39,051	0.0
41,656		5.500%, due 01/01/29	45,756	0.0
60,741		5.500%, due 09/01/29	66,994	0.0
346,208		5.500%, due 10/01/29	381,201	0.1
220,941		5.500%, due 04/01/33	243,602	0.0
25,671		5.500%, due 11/01/33	28,301	0.0
54,874		5.500%, due 12/01/33	60,518	0.0
241,589		5.500%, due 01/01/34	266,689	0.0
66,641		5.500%, due 06/01/34	73,446	0.0
75,372		5.500%, due 01/01/35	83,069	0.0
46,507		5.500%, due 02/01/35	51,237	0.0
95,110		5.500%, due 06/01/35	104,677	0.0
95,120		5.500%, due 07/01/35	104,595	0.0
72,797		5.500%, due 07/01/35	79,945	0.0
20,332		5.500%, due 10/01/35	22,390	0.0
344,895		5.500%, due 11/01/35	380,286	0.1
99,891		5.500%, due 12/01/35	109,949	0.0
709,384		5.500%, due 12/01/35	780,810	0.1
111,417		5.500%, due 01/01/36	122,619	0.0
358,380		5.500%, due 09/01/36	395,050	0.1
846,030		5.500%, due 12/01/36	930,223	0.1
18,492		5.500%, due 12/01/36	20,343	0.0
7,440		5.500%, due 12/01/36	8,194	0.0
747,493		5.500%, due 12/01/36	822,566	0.1
329,443		5.500%, due 02/01/37	362,625	0.0
51,635		5.500%, due 02/01/37	56,774	0.0
1,398,666		5.500%, due 04/01/37	1,539,153	0.2
12,725		5.500%, due 05/01/37	13,991	0.0
114,354		5.500%, due 05/01/37	125,863	0.0
77,937		5.500%, due 08/01/37	85,966	0.0
1,314,259		5.500%, due 01/01/38	1,445,049	0.2
281,471		5.500%, due 03/01/38	311,943	0.0

See Accompanying Notes to Financial Statements

47

537,504			5.500%, due 04/01/38	590,995	0.1
676,899			5.500%, due 05/01/38	744,410	0.1
54,608			5.500%, due 05/01/38	60,042	0.0
2,249,601			5.500%, due 06/01/38	2,475,324	0.3
321,400			5.500%, due 06/01/38	353,601	0.0
234,652			5.500%, due 07/01/38	258,091	0.0
137,716			5.500%, due 07/01/38	151,550	0.0
69,931			5.500%, due 08/01/38	76,981	0.0
1,253,596			5.500%, due 11/01/38	1,378,546	0.2
308,897			5.500%, due 01/01/39	339,968	0.0
131,868			5.500%, due 03/01/39	146,041	0.0
630,294			5.500%, due 09/01/41	693,123	0.1
38,057			6.000%, due 06/01/17	39,938	0.0
13,176			6.000%, due 01/01/18	13,875	0.0
5,229			6.000%, due 12/01/18	5,793	0.0
7,959			6.000%, due 05/01/21	8,807	0.0
78,394			6.000%, due 04/01/22	86,953	0.0
183,065			6.000%, due 06/01/22	203,036	0.0
29,152			6.000%, due 01/01/23	32,296	0.0
1,672			6.000%, due 11/01/32	1,853	0.0
714,402			6.000%, due 06/01/35	800,281	0.1
24,782			6.000%, due 07/01/35	27,485	0.0
29,348			6.000%, due 07/01/35	32,927	0.0
31,264			6.000%, due 10/01/35	34,954	0.0
180,128			6.000%, due 02/01/36	199,683	0.0
8,046			6.000%, due 06/01/36	8,946	0.0
16,491			6.000%, due 07/01/36	18,365	0.0
1,341,912			6.000%, due 08/01/36	1,486,941	0.2
458,074			6.000%, due 09/01/36	508,976	0.1
5,109			6.000%, due 09/01/36	5,662	0.0
217,177			6.000%, due 10/01/36	241,484	0.0
199,873			6.000%, due 11/01/36	223,098	0.0
44,913			6.000%, due 12/01/36	49,832	0.0
4,427			6.000%, due 01/01/37	4,922	0.0
33,035			6.000%, due 02/01/37	36,673	0.0
97,353			6.000%, due 03/01/37	108,123	0.0
56,894			6.000%, due 03/01/37	63,184	0.0
19,558			6.000%, due 04/01/37	21,714	0.0
211,531			6.000%, due 04/01/37	235,056	0.0
41,946			6.000%, due 05/01/37	46,481	0.0
611,308			6.000%, due 05/01/37	680,336	0.1
50,814			6.000%, due 05/01/37	56,328	0.0
10,904			6.000%, due 05/01/37	12,108	0.0
4,809			6.000%, due 06/01/37	5,329	0.0
414,386			6.000%, due 07/01/37	459,438	0.1
222,842			6.000%, due 07/01/37	246,998	0.0
21,472			6.000%, due 08/01/37	24,146	0.0
267,860			6.000%, due 08/01/37	297,032	0.0
124,908			6.000%, due 08/01/37	138,501	0.0
9,117			6.000%, due 09/01/37	10,106	0.0
29,700			6.000%, due 09/01/37	32,933	0.0
154,263			6.000%, due 10/01/37	171,367	0.0
176,605			6.000%, due 10/01/37	196,191	0.0
7,581			6.000%, due 12/01/37	8,391	0.0
110,097			6.000%, due 02/01/38	122,001	0.0
7,834			6.000%, due 03/01/38	8,707	0.0
84,530			6.000%, due 06/01/38	93,709	0.0
229,990			6.000%, due 07/01/38	255,061	0.0
1,762			6.000%, due 08/01/38	1,953	0.0
2,709			6.000%, due 08/01/38	3,005	0.0
7,301			6.000%, due 08/01/38	8,092	0.0
1,845			6.000%, due 09/01/38	2,046	0.0
255,457			6.000%, due 09/01/38	283,552	0.0
15,450			6.000%, due 09/01/38	17,112	0.0
185,782			6.000%, due 09/01/38	205,588	0.0
329,878			6.000%, due 09/01/38	365,549	0.0
75,271			6.000%, due 10/01/38	83,473	0.0
244,711			6.000%, due 10/01/38	271,842	0.0
400,350			6.000%, due 10/01/38	443,636	0.1
108,326			6.000%, due 10/01/38	120,157	0.0
335,497			6.000%, due 11/01/38	371,194	0.1
13,648			6.000%, due 12/01/38	15,123	0.0
9,296			6.000%, due 10/01/39	10,327	0.0
3,413,036			6.000%, due 10/01/39	3,782,081	0.4
118,093			6.000%, due 04/01/40	130,942	0.0
16,392			6.500%, due 03/01/17	17,391	0.0
6,997			6.500%, due 07/01/29	7,796	0.0
486,914			6.500%, due 06/17/38	500,215	0.1
				348,995,184	35.8
			Government National Mortgage Association: 0.7%
15,794			0.567%, due 03/16/32	15,838	0.0
119,249			5.000%, due 06/15/37	130,004	0.0
102,201			5.000%, due 03/15/38	111,235	0.0
166,940			5.000%, due 11/15/38	181,513	0.0
292,823			5.000%, due 11/15/38	318,391	0.0
466,969			5.000%, due 12/15/38	507,820	0.1
126,875			5.000%, due 12/15/38	137,959	0.0
1,481,357			5.000%, due 12/15/38	1,609,466	0.2
717,806			5.000%, due 01/15/39	780,078	0.1
225,990			5.000%, due 01/15/39	245,459	0.0
739,710			5.000%, due 02/15/39	803,498	0.1
455,984			5.000%, due 03/15/39	495,170	0.1
519,348			5.000%, due 04/15/39	564,916	0.1
358,497			5.000%, due 09/15/39	389,538	0.0
72,740			5.000%, due 06/15/40	79,139	0.0
139,034			5.000%, due 09/15/40	151,044	0.0
				6,521,068	0.7
			Total U.S. Government Agency Obligations (Cost $482,327,635)	480,314,607	49.3

FOREIGN GOVERNMENT BONDS: 6.6%
300,000		#	Banco Nacional de Desenvolvimento Economico e Social, 3.375%, 09/26/16	303,750	0.0
3,300,000		#	Dexia Credit Local, 0.717%, 04/29/14	3,304,973	0.3
600,000			Eksportfinans ASA, 5.500%, 05/25/16	634,500	0.1
500,000			Eksportfinans ASA, 5.500%, 06/26/17	529,125	0.1
600,000		#	EDF SA, 5.500%, 01/26/14	601,930	0.1
1,800,000			Export-Import Bank of Korea, 4.125%, 09/09/15	1,900,044	0.2
EUR	1,300,000		Italy Buoni Poliennali Del Tesoro, 2.500%, 03/01/15	1,820,394	0.2
EUR	3,900,000		Italy Buoni Poliennali Del Tesoro, 2.750%, 12/01/15	5,520,010	0.6
EUR	3,800,000		Italy Buoni Poliennali Del Tesoro, 3.000%, 11/01/15	5,395,624	0.6
EUR	200,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 08/01/15	285,995	0.0
EUR	200,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 07/15/15	289,021	0.0
EUR	200,000		Italy Buoni Poliennali Del Tesoro, 6.000%, 11/15/14	287,481	0.0

See Accompanying Notes to Financial Statements

48

EUR	700,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 0.860%, 12/31/14	954,797	0.1
EUR	1,200,000	Z	Italy Certificati di Credito del Tesoro, 1.130%, 06/30/15	1,623,323	0.2
2,700,000			Korea Development Bank, 4.375%, 08/10/15	2,846,213	0.3
400,000		#	Korea Housing Finance Corp., 4.125%, 12/15/15	422,625	0.0
500,000			Majapahit Holding BV, 7.250%, 06/28/17	550,000	0.1
1,000,000			Province of Ontario Canada, 1.650%, 09/27/19	960,081	0.1
3,400,000			Province of Ontario Canada, 1.600%, 09/21/16	3,467,239	0.4
300,000			Province of Ontario Canada, 3.000%, 07/16/18	314,879	0.0
CAD	1,300,000		Province of Ontario Canada, 4.200%, 06/02/20	1,323,191	0.1
600,000			Province of Ontario Canada, 4.400%, 04/14/20	658,516	0.1
CAD	1,000,000		Province of Ontario Canada, 4.400%, 06/02/19	1,029,447	0.1
CAD	1,100,000		Province of Ontario Canada, 4.000%, 06/02/21	1,097,732	0.1
CAD	300,000		Province of Ontario Canada, 5.500%, 06/02/18	320,690	0.0
500,000			Province of Quebec Canada, 3.500%, 07/29/20	519,186	0.0
CAD	1,900,000		Province of Quebec Canada, 4.250%, 12/01/21	1,910,875	0.2
EUR	4,000,000		Spain Government Bond, 2.750%, 03/31/15	5,612,431	0.6
EUR	300,000		Spain Government Bond, 3.150%, 01/31/16	426,040	0.0
EUR	2,100,000		Spain Government Bond, 3.300%, 10/31/14	2,934,713	0.3
EUR	400,000		Spain Government Bond, 3.750%, 10/31/15	573,730	0.1
EUR	8,900,000		Spain Government Bond, 4.000%, 07/30/15	12,711,242	1.3
2,900,000		#	State Bank of India/London, 4.500%, 07/27/15	2,985,773	0.3
			Total Foreign Government Bonds (Cost $63,761,222)	64,115,570	6.6

U.S. TREASURY OBLIGATIONS: 38.6%
			Treasury Inflation Indexed Protected Securities: 10.2%
411,296		S	0.125%, due 04/15/17	423,008	0.0
5,468,858			0.125%, due 01/15/22	5,254,801	0.5
5,788,806			0.125%, due 07/15/22	5,544,362	0.6
2,072,420			0.625%, due 07/15/21	2,103,910	0.2
11,850,693			1.125%, due 01/15/21	12,454,806	1.3
2,677,225			1.250%, due 07/15/20	2,864,840	0.3
668,880			1.750%, due 01/15/28	715,884	0.1
5,883,450			2.000%, due 01/15/26	6,517,298	0.7
16,106,870			2.375%, due 01/15/25	18,517,875	1.9
7,759,203			2.375%, due 01/15/27	8,937,935	0.9
5,438,900			2.500%, due 01/15/29	6,385,606	0.6
22,525,776			3.625%, due 04/15/28	29,786,825	3.1
				99,507,150	10.2
			U.S. Treasury Notes: 28.4%
1,800,000			0.750%, due 12/31/17	1,759,781	0.2
22,700,000			0.750%, due 02/28/18	22,096,135	2.3
9,400,000			1.000%, due 05/31/18	9,192,175	1.0
192,000,000			0.625%, due 12/15/16	191,212,416	19.6
3,100,000			0.875%, due 04/30/17	3,090,796	0.3
9,300,000			1.250%, due 10/31/18	9,112,912	0.9
13,000,000			1.250%, due 11/30/18	12,715,118	1.3
27,600,000		S	1.500%, due 08/31/18	27,447,979	2.8
300,000			1.500%, due 12/31/18	296,472	0.0
				276,923,784	28.4
			Total U.S. Treasury Obligations (Cost $386,809,291)	376,430,934	38.6

Shares				Value	Percentage of Net Assets
COMMON STOCK: —%
			Consumer Discretionary: —%
60,000		@,X	General Motors Co.	—	—

			Total Common Stock (Cost $0)	—	—

PREFERRED STOCK: 0.4%
			Financials: 0.4%
3,400		@	Wells Fargo & Co.	3,757,000	0.4

			Total Preferred Stock (Cost $2,195,020)	3,757,000	0.4

			Total Long-Term Investments (Cost $1,157,458,795)	1,157,045,592	118.8

Principal Amount†
SHORT-TERM INVESTMENTS: 3.6%
			U.S. Treasury Bills: 0.2%
290,000		S	United States Treasury Bill, 0.100%, 11/13/14	289,752	0.0
1,638,000		S	United States Treasury Bill, 0.110%, 12/11/14	1,636,264	0.2
				1,926,016	0.2

See Accompanying Notes to Financial Statements

49

			Securities Lending Collateral(cc)(1): 0.2%
1,000,000			Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.1
24,970			Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $24,970, collateralized by various U.S. Government Securities, 0.000%-2.750%, Market Value plus accrued interest $25,469, due 02/27/14-02/15/25)	24,970	0.0
1,000,000			Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government Agency Obligations, 2.500%-4.000%, Market Value plus accrued interest $1,020,000, due 12/01/26-01/01/44)	1,000,000	0.1
				2,024,970	0.2
			Foreign Government Bonds: 3.2%
EUR	9,000,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.780%, 10/14/14	12,304,841	1.3
EUR	2,200,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.790%, 09/12/14	3,009,860	0.3
EUR	1,300,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.830%, 11/14/14	1,775,549	0.2
MXN	5,100,000	Z	Mexico Cetes, 3.560%, 01/23/14	389,757	0.0
MXN	15,100,000	Z	Mexico Cetes, 3.560%, 02/06/14	1,152,451	0.1
EUR	9,500,000	Z	Spain Letras del Tesoro, 0.870%, 10/17/14	12,979,870	1.3
				31,612,328	3.2
			Total Short-Term Investments (Cost $35,315,467)	35,563,314	3.6

			Total Investments in Securities (Cost $1,192,774,262)	$1,192,608,906	122.4
			Liabilities in Excess of Other Assets	(218,337,300)	(22.4)
			Net Assets	$974,271,606	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

(cc)	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
S

All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso

Cost for federal income tax purposes is $1,193,140,080.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$16,760,137
Gross Unrealized Depreciation	(17,291,311)
Net Unrealized Depreciation	$(531,174)

See Accompanying Notes to Financial Statements

50

See Accompanying Notes to Financial Statements

51

See Accompanying Notes to Financial Statements

52

PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO	AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 83.0%
		Basic Materials: 4.3%
305,000	#	Algoma Acquisition Corp., 9.875%, 06/15/15	187,575	0.2
155,000		Chemtura Corp., 5.750%, 07/15/21	157,906	0.1
100,000		Clearwater Paper Corp., 4.500%, 02/01/23	90,500	0.1
350,000	#	Eldorado Gold Corp., 6.125%, 12/15/20	338,625	0.3
220,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	229,625	0.2
60,000		Hexion US Finance Corp., 6.625%, 04/15/20	61,800	0.0
219,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, 11/15/20	219,547	0.2
320,000	#	IAMGOLD Corp., 6.750%, 10/01/20	276,800	0.2
200,000		Kaiser Aluminum Corp., 8.250%, 06/01/20	227,000	0.2
350,000	#	Midwest Vanadium Pty Ltd., 11.500%, 02/15/18	294,000	0.2
155,000		Millar Western Forest Products Ltd., 8.500%, 04/01/21	160,037	0.1
225,000		Molycorp, Inc., 10.000%, 06/01/20	224,438	0.2
260,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	268,613	0.2
80,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	89,400	0.1
410,000	#	Resolute Forest Products, Inc., 5.875%, 05/15/23	381,300	0.3
170,000		RPM International, Inc., 2.250%, 12/15/20	189,019	0.2
235,000	#	Sappi Papier Holding GmbH, 8.375%, 06/15/19	258,794	0.2
280,000		Steel Dynamics, Inc., 5.125%, 06/15/14	330,575	0.3
185,000		Steel Dynamics, Inc., 6.375%, 08/15/22	200,725	0.2
410,000		Tronox Finance LLC, 6.375%, 08/15/20	420,250	0.3
120,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	124,800	0.1
125,000		United States Steel Corp., 2.750%, 04/01/19	166,094	0.1
305,000		Xerium Technologies, Inc., 8.875%, 06/15/18	321,775	0.3
			5,219,198	4.3
		Communications: 11.7%
160,443		Aeroflex, Inc., 4.500%, 05/09/18	162,030	0.1
145,000		Cambium Learning Group, Inc., 9.750%, 02/15/17	138,475	0.1
200,000	#	CCO Holdings, LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	192,000	0.2
550,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	567,875	0.5
241,667	±	Cengage Learning Acquisitions, Inc., 2.700%, 07/03/14	189,708	0.1
580,000		CenturyLink, Inc., 6.450%, 06/15/21	606,100	0.5
250,000		Ciena Corp., 0.875%, 06/15/17	256,875	0.2
288,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	313,920	0.2
230,000	#	DigitalGlobe, Inc., 5.250%, 02/01/21	225,400	0.2
650,000		DISH DBS Corp., 5.875%, 07/15/22	653,250	0.5
195,000		Equinix, Inc., 5.375%, 04/01/23	191,587	0.2
195,000	#	Finisar Corp., 0.500%, 12/15/33	202,191	0.2
245,000		Frontier Communications Corp., 8.500%, 04/15/20	275,625	0.2
555,000		Frontier Communications Corp., 8.750%, 04/15/22	618,825	0.5
200,000		Frontier Communications Corp., 9.250%, 07/01/21	231,500	0.2
425,000	#	Gannett Co., Inc., 6.375%, 10/15/23	440,937	0.4
115,000	#	IAC/InterActiveCorp, 4.875%, 11/30/18	118,162	0.1
250,000	#	Intelsat Jackson Holdings SA, 6.625%, 12/15/22	258,750	0.2
200,000	#	Intelsat Luxembourg SA, 7.750%, 06/01/21	215,250	0.2
275,000	#	Liberty Media Corp., 1.375%, 10/15/23	275,172	0.2
475,000		McGraw-Hill School Educcation, 6.250%, 12/17/19	474,703	0.4
195,000	#	MDC Partners, Inc., 6.750%, 04/01/20	204,994	0.2
85,000	#	MPL 2 Acquisition Canco, Inc., 9.875%, 08/15/18	89,250	0.1
350,000		Quebecor Media, Inc., 5.750%, 01/15/23	340,375	0.3
430,000	#	Shutterfly, Inc., 0.250%, 05/15/18	461,981	0.4
225,000	#	Sinclair Television Group, Inc., 6.375%, 11/01/21	234,000	0.2
170,000	#	Sirius XM Radio, Inc., 4.625%, 05/15/23	154,275	0.1

See Accompanying Notes to Financial Statements

53

305,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	309,575	0.2
400,000	#	Sprint Corp., 7.250%, 09/15/21	431,000	0.3
220,000		TIBCO Software, Inc., 2.250%, 05/01/32	221,512	0.2
60,000		T-Mobile USA, Inc., 6.125%, 01/15/22	61,200	0.0
70,000		T-Mobile USA, Inc., 6.500%, 01/15/24	71,050	0.1
450,000		T-Mobile USA, Inc., 6.542%, 04/28/20	480,937	0.4
100,000		T-Mobile USA, Inc., 6.633%, 04/28/21	105,875	0.1
220,000	#	Townsquare Radio LLC / Townsquare Radio, Inc., 9.000%, 04/01/19	239,250	0.2
140,000		TW Telecom Inc., 5.375%, 10/01/22	137,900	0.1
59,509		Univision Communications, Inc., 4.500%, 03/01/20	59,703	0.0
665,000	#	Univision Communications, Inc., 6.875%, 05/15/19	714,044	0.6
315,000		ViaSat, Inc., 6.875%, 06/15/20	334,688	0.3
400,000		Virgin Media Investment Holding, 3.500%, 02/15/20	401,333	0.3
315,000	#	WebMD Health Corp., 1.500%, 12/01/20	310,472	0.2
635,000		WebMD Health Corp., 2.500%, 01/31/18	627,063	0.5
317,863		West Corp., 3.750%, 06/30/18	319,651	0.3
98,506		Wide Open West Finance, LLC, 4.750%, 07/17/18	99,116	0.1
375,000		Windstream Corp., 6.375%, 08/01/23	352,500	0.3
360,000		Windstream Corp., 7.500%, 06/01/22	369,900	0.3
350,000		Windstream Corp., 7.750%, 10/01/21	372,750	0.3
200,000		Windstream Corp., 7.750%, 10/15/20	213,250	0.2
			14,325,979	11.7
		Consumer, Cyclical: 10.3%
200,000	#	Air Canada 2013-1 Class B Pass Through Trust, 5.375%, 11/15/22	194,500	0.2
245,000	#	Allegion US Holding Co., Inc., 5.750%, 10/01/21	256,025	0.2
385,000		Beazer Homes USA, Inc., 9.125%, 06/15/18	413,875	0.3
440,000	#	Brookfield Residential Properties, Inc., 6.500%, 12/15/20	458,700	0.4
200,000		Brown Shoe Co., Inc., 7.125%, 05/15/19	213,500	0.2
315,000	#,+	Burger King Capital Holdings, LLC, 04/15/19	285,075	0.2
370,000		Camping World, 5.750%, 02/20/20	372,775	0.3
537,625		Chrysler Group, LLC, 3.500%, 05/24/17	541,320	0.4
85,000		Continental Airlines, Inc., 4.500%, 01/15/15	174,037	0.1
350,000		DR Horton, Inc., 2.000%, 05/15/14	604,844	0.5
285,000		DR Horton, Inc., 5.750%, 08/15/23	290,522	0.2
110,410		Federal Mogul Corp., 2.108%, 12/27/14	109,022	0.1
64,975		Federal Mogul Corp., 2.108%, 12/27/15	64,159	0.0
100,000		Ferrellgas L.P. / Ferrellgas Finance Corp., 6.500%, 05/01/21	102,500	0.1
572,000		Ford Motor Co., 4.250%, 11/15/16	1,058,200	0.9
105,000		Goodyear Tire & Rubber Co., 7.000%, 05/15/22	113,531	0.1
169,860		HHI Holdings, LLC, 5.000%, 10/05/18	171,346	0.1
650,000		KB Home, 1.375%, 02/01/19	648,781	0.5
400,000		KB Home, 7.000%, 12/15/21	418,000	0.3
245,000		KB Home, 7.500%, 09/15/22	259,087	0.2
133,209		Landry’s, Inc., 4.000%, 04/24/18	134,275	0.1
2,600,000	X	Lear Corp. Escrow, 12/01/16	—	—
104,000	#	Lennar Corp., 2.750%, 12/15/20	191,685	0.2
465,000		Lennar Corp., 4.750%, 11/15/22	433,612	0.4
100,000	#	LKQ Corp., 4.750%, 05/15/23	93,250	0.1
445,708		Mashantucket Western Pequot Tribe, 2.000%, 07/01/36	65,742	0.1
145,000		Meritage Homes Corp., 7.000%, 04/01/22	154,063	0.1
180,000		Meritor, Inc., 6.750%, 06/15/21	184,500	0.1
150,000		MGM Resorts International, 6.750%, 10/01/20	160,875	0.1
580,000		Navistar International Corp., 8.250%, 11/01/21	603,200	0.5
175,000	#	Neiman Marcus Group LLC/The, 8.000%, 10/15/21	183,750	0.1
185,000	#,&	PC Nextco Holdings LLC / PC Nextco Finance, Inc., 8.750%, 08/15/19	190,781	0.2
476,962	#,&	Pegasus Solutions, Inc., 13.000%, 04/15/14	448,345	0.4
270,000		Regal Entertainment Group, 5.750%, 02/01/25	255,825	0.2
330,000		Ryland Group, Inc., 0.250%, 06/01/19	309,581	0.3
130,000		Ryland Group, Inc., 5.375%, 10/01/22	124,150	0.1
200,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	213,000	0.2

See Accompanying Notes to Financial Statements

54

100,000		Scientific Games International, Inc., 6.250%, 09/01/20	103,000	0.1
205,000		Scientific Games International, Inc., 9.250%, 06/15/19	220,888	0.2
145,000	#	Stackpole International Intermediate Co. SA / Stackpole International Powder Meta, 7.750%, 10/15/21	151,525	0.1
235,000		Standard Pacific Corp., 1.250%, 08/01/32	312,256	0.3
117,000		Star Gas Partners L.P., 8.875%, 12/01/17	123,435	0.1
245,000		Tempur Sealy International, Inc., 6.875%, 12/15/20	268,275	0.2
462,678		Tower Automotive Holdings - TL B 1L, 4.750%, 04/17/20	466,004	0.4
200,000		United Continental Holdings, Inc., 8.000%, 07/15/24	200,775	0.2
245,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	278,075	0.2
			12,620,666	10.3
		Consumer, Non-cyclical: 15.3%
250,000		Accellent, Inc., 8.375%, 02/01/17	262,500	0.2
148,500		AdvancePierre Foods - TL L, 5.750%, 07/10/17	146,922	0.1
710,000		Alere, Inc., 3.000%, 05/15/16	801,412	0.7
204,000		Alliance One International, Inc., 5.500%, 07/15/14	208,207	0.2
570,000		Alliance One International, Inc., 9.875%, 07/15/21	537,225	0.4
155,000		Ascent Capital Group, Inc., 4.000%, 07/15/20	165,947	0.1
570,000		Auxilium Pharmaceuticals, Inc., 1.500%, 07/15/18	631,987	0.5
150,000		Aviv Healthcare Properties L.P. / Aviv Healthcare Capital Corp., 7.750%, 02/15/19	162,000	0.1
200,000		B&G Foods, Inc., 4.625%, 06/01/21	192,500	0.2
74,063		BioScrip, Inc. - TL B DD, 6.500%, 07/31/20	73,785	0.1
123,438		BioScrip, Inc. - TL B, 6.500%, 07/31/20	122,975	0.1
115,000		BioMarin Pharmaceutical, Inc., 0.750%, 10/15/18	122,403	0.1
115,000		BioMarin Pharmaceutical, Inc., 1.500%, 10/15/20	123,553	0.1
180,000	#	Cardtronics, Inc., 1.000%, 12/01/20	179,888	0.1
145,000	#	Chiquita Brands International, Inc. / LLC, 7.875%, 02/01/21	157,325	0.1
870,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	948,300	0.8
225,000		Constellation Brands, Inc., 3.750%, 05/01/21	212,062	0.2
275,000		Constellation Brands, Inc., 4.250%, 05/01/23	257,125	0.2
350,000		Corsicanto Ltd., 3.500%, 01/15/32	248,719	0.2
370,000	#	Cubist Pharmaceuticals, Inc., 1.125%, 09/01/18	426,656	0.3
365,000	#	Cubist Pharmaceuticals, Inc., 1.875%, 09/01/20	418,153	0.3
77,000		DynCorp International, Inc., 10.375%, 07/01/17	79,117	0.1
200,000	#	Endo Finance Co., 5.750%, 01/15/22	201,500	0.2
130,000		Endologix, Inc., 2.250%, 12/15/18	132,519	0.1
250,000	#	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc., 9.875%, 02/01/20	262,500	0.2
350,000		FTI Consulting, Inc., 6.000%, 11/15/22	356,125	0.3
430,000		Gentiva Health Services, Inc. - TL B 1L, 6.500%, 10/18/19	429,463	0.4
228,000		Gentiva Health Services, Inc., 11.500%, 09/01/18	236,550	0.2
270,000		H&E Equipment Services, Inc., 7.000%, 09/01/22	295,650	0.2
450,000	+	Hologic, Inc., 2.000%, 12/15/37	525,656	0.4
250,000	#,&	Igloo Holdings Corp., 8.250%, 12/15/17	251,875	0.2
100,000	#	Incyte Corp. Ltd., 1.250%, 11/15/20	121,812	0.1
265,000		Iron Mountain, Inc., 6.000%, 08/15/23	272,950	0.2
400,000		Kindred Healthcare, Inc., 8.250%, 06/01/19	428,000	0.4
332,000		Lantheus Medical Imaging, Inc., 9.750%, 05/15/17	298,800	0.2
300,000	#	Live Nation Entertainment, Inc., 7.000%, 09/01/20	327,000	0.3
59,550		Metaldyne LLC - TL B 1L, 5.000%, 12/18/18	60,116	0.1
225,000	#	Molina Healthcare, Inc., 1.125%, 01/15/20	237,656	0.2
100,000		Monitronics International, Inc., 9.125%, 04/01/20	106,500	0.1
210,000		NuVasive, Inc., 2.750%, 07/01/17	228,506	0.2
265,000	#	Pacira Pharmaceuticals, Inc., 3.250%, 02/01/19	636,663	0.5
155,000		Par Pharmaceutical Cos, Inc., 7.375%, 10/15/20	161,006	0.1
164,000		PDL BioPharma, Inc., 3.750%, 05/01/15	222,732	0.2
328,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	369,000	0.3

See Accompanying Notes to Financial Statements

55

425,000		Post Holdings, Inc., 7.375%, 02/15/22	456,875	0.4
155,000		Rent-A-Center, Inc./TX, 4.750%, 05/01/21	146,281	0.1
250,000		Revlon Consumer Products Corp., 5.750%, 02/15/21	247,813	0.2
100,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	102,500	0.1
235,000		Reynolds Group Issuer, Inc., 8.250%, 02/15/21	252,038	0.2
335,000		Reynolds Group Issuer, Inc., 8.500%, 05/15/18	355,100	0.3
265,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	296,138	0.2
165,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	174,900	0.1
305,000		Salix Pharmaceuticals Ltd., 1.500%, 03/15/19	456,166	0.4
365,000	#	Sotheby’s, 5.250%, 10/01/22	344,013	0.3
255,000	#	Southern States Cooperative, Inc., 10.000%, 08/15/21	247,988	0.2
85,000	#	Sun Merger Sub, Inc., 5.875%, 08/01/21	87,338	0.1
128,050		Surgery Center Holdings, Inc. - TL 1L, 6.000%, 04/11/19	128,447	0.1
233,825		Surgical Care Affiliates, Inc. - TL C-DD 1L, 4.250%, 06/29/18	234,483	0.2
480,000		Theravance, Inc., 2.125%, 01/15/23	700,200	0.6
440,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	499,950	0.4
100,000		United Surgical Partners International, Inc., 9.000%, 04/01/20	112,500	0.1
275,000		Universal Hospital Services, Inc., 7.625%, 08/15/20	291,500	0.2
315,000	#	VPI Escrow Corp., 6.375%, 10/15/20	333,506	0.3
350,000		WellCare Health Plans, Inc., 5.750%, 11/15/20	359,625	0.3
300,000	#	WEX, Inc., 4.750%, 02/01/23	277,500	0.2
			18,746,201	15.3
		Diversified: 0.7%
600,000	#	Boart Longyear Management Pty Ltd., 7.000%, 04/01/21	454,500	0.4
160,000	#	Boart Longyear Management Pty Ltd, 10.000%, 10/01/18	168,000	0.1
235,000	#	Nielsen Co. Luxembourg SARL/The, 5.500%, 10/01/21	239,113	0.2
			861,613	0.7
		Energy: 17.0%
175,000		Antero Resources Finance Corp., 6.000%, 12/01/20	184,625	0.2
290,000		Approach Resources, Inc., 7.000%, 06/15/21	298,700	0.2
145,000	#	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp., 4.750%, 11/15/21	133,400	0.1
155,000	#	Aurora USA Oil & Gas, Inc., 7.500%, 04/01/20	160,425	0.1
380,000		Basic Energy Services, Inc., 7.750%, 10/15/22	394,250	0.3
235,000		Berry Petroleum Co., 6.375%, 09/15/22	240,287	0.2
145,000	#	Calfrac Holdings L.P., 7.500%, 12/01/20	148,625	0.1
100,000		Carrizo Oil & Gas, Inc., 7.500%, 09/15/20	110,000	0.1
154,000		Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	167,475	0.1
125,000		Chaparral Energy, Inc., 7.625%, 11/15/22	134,375	0.1
170,000		Chaparral Energy, Inc., 8.250%, 09/01/21	185,300	0.2
300,000		Chesapeake Energy Corp., 2.250%, 12/15/38	281,250	0.2
460,000		Chesapeake Energy Corp., 5.375%, 06/15/21	478,400	0.4
120,000		Cimarex Energy Co., 5.875%, 05/01/22	127,800	0.1
760,000		Cobalt International Energy, Inc., 2.625%, 12/01/19	673,075	0.5
175,000		Comstock Resources, Inc., 7.750%, 04/01/19	186,812	0.2
225,000		Concho Resources, Inc./Midland TX, 6.500%, 01/15/22	244,687	0.2
200,000		Concho Resources, Inc., 5.500%, 04/01/23	207,000	0.2
100,000		Continental Resources, Inc./OK, 5.000%, 09/15/22	104,000	0.1
115,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 12/15/20	119,025	0.1
290,000		Denbury Resources, Inc., 4.625%, 07/15/23	263,175	0.2
245,000	#	Drill Rigs Holdings, Inc., 6.500%, 10/01/17	265,825	0.2
225,000	#	Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21	235,687	0.2
275,000		EP Energy, LLC, 7.750%, 09/01/22	309,375	0.3
81,687	#,&	EP Energy, LLC, 8.875%, 12/15/17	84,342	0.1
500,000		EP Energy, LLC, 9.375%, 05/01/20	579,375	0.5
255,000		EPL Oil & Gas, Inc., 8.250%, 02/15/18	275,400	0.2
610,000	#	Exterran Partners L.P. / EXLP Finance Corp., 6.000%, 04/01/21	608,475	0.5
95,000		Fieldwood Energy - TL 2L, 8.375%, 09/30/20	97,205	0.1

See Accompanying Notes to Financial Statements

56

280,000	#	Forum Energy Technologies, Inc., 6.250%, 10/01/21	295,400	0.2
313,273		Frac Tech International, LLC, 8.500%, 05/06/16	315,427	0.3
100,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 5.750%, 02/15/21	101,625	0.1
2,000	#,±	Green Field Energy Services, Inc., 13.250%, 11/15/16	360	0.0
75,000	#,±	Green Field Energy Services, Inc., 13.250%, 11/15/16	13,500	0.0
380,000		Gulfport Energy Corp., 7.750%, 11/01/20	406,600	0.3
320,000		Halcon Resources Corp., 8.875%, 05/15/21	324,800	0.3
185,000	#	Halcon Resources Corp., 9.250%, 02/15/22	189,162	0.2
115,000		Halcon Resources Corp., 9.750%, 07/15/20	120,462	0.1
170,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	183,175	0.1
200,000		Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.500%, 03/01/20	210,000	0.2
41,000	#	James River Coal Co., 10.000%, 06/01/18	13,222	0.0
80,000		Key Energy Services, Inc., 6.750%, 03/01/21	82,400	0.1
100,000		Kodiak Oil & Gas Corp., 5.500%, 01/15/21	100,250	0.1
175,000		Kodiak Oil & Gas Corp., 5.500%, 02/01/22	175,000	0.1
160,000		Kodiak Oil & Gas Corp., 8.125%, 12/01/19	178,400	0.1
200,000	#	Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	194,500	0.2
525,000	#	Linn Energy, LLC/Linn Energy Finance Corp., 7.000%, 11/01/19	532,875	0.4
70,000		Massey Energy Co., 3.250%, 08/01/15	70,087	0.1
200,000	#	Memorial Production Partners L.P. / Memorial Production Finance Corp., 7.625%, 05/01/21	206,500	0.2
250,000		Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 9.250%, 06/01/21	262,500	0.2
205,000		Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 10.750%, 10/01/20	223,963	0.2
250,000	#	Murphy Oil USA, Inc., 6.000%, 08/15/23	252,500	0.2
150,000	#	Murray Energy Corp., 8.625%, 06/15/21	156,000	0.1
620,000		Northern Oil and Gas, Inc., 8.000%, 06/01/20	652,550	0.5
365,000		Oasis Petroleum, Inc., 6.875%, 01/15/23	390,550	0.3
225,000		Offshore Group Investment Ltd., 7.125%, 04/01/23	230,625	0.2
300,000		Offshore Group Investment Ltd., 7.500%, 11/01/19	327,750	0.3
200,000	#	Pacific Drilling SA, 5.375%, 06/01/20	202,000	0.2
240,000		PDC Energy, Inc., 7.750%, 10/15/22	260,400	0.2
285,000		Penn Virginia Corp., 8.500%, 05/01/20	307,800	0.3
165,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	167,475	0.1
310,000		QR Energy L.P. / QRE Finance Corp., 9.250%, 08/01/20	322,400	0.3
275,000		Range Resources Corp., 5.000%, 03/15/23	270,188	0.2
415,000	#	RKI Exploration & Production LLC / RKI Finance Corp., 8.500%, 08/01/21	438,863	0.4
585,000		Rosetta Resources, Inc., 5.625%, 05/01/21	586,463	0.5
240,000		Rosetta Resources, Inc., 5.875%, 06/01/22	238,500	0.2
325,000	#	Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	319,313	0.3
270,000	#	Samson Investment Co., 10.500%, 02/15/20	295,650	0.2
560,000	#	Sanchez Energy Corp., 7.750%, 06/15/21	575,400	0.5
175,000		SandRidge Energy, Inc., 7.500%, 03/15/21	184,188	0.1
130,000	#	SEACOR Holdings, Inc., 3.000%, 11/15/28	129,431	0.1
160,000		Seitel, Inc., 9.500%, 04/15/19	162,400	0.1
505,000	#	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18	547,925	0.4
110,000		SM Energy Co., 6.500%, 11/15/21	117,150	0.1
195,000		Stone Energy Corp., 7.500%, 11/15/22	204,750	0.2
155,000	#	Talos Production LLC, 9.750%, 02/15/18	159,263	0.1
330,000	#	Targa Resources Partners L.P., 4.250%, 11/15/23	297,000	0.2
190,000		Targa Resources Partners L.P., 6.375%, 08/01/22	201,875	0.2
300,000		Tesoro Corp., 5.375%, 10/01/22	305,250	0.2
165,000	#	Ultra Petroleum Corp., 5.750%, 12/15/18	169,950	0.1
155,000		Unit Corp., 6.625%, 05/15/21	164,300	0.1

See Accompanying Notes to Financial Statements

57

210,000		Vanguard Natural Resources, LLC, 7.875%, 04/01/20	221,550	0.2
75,000		Western Refining, Inc., 6.250%, 04/01/21	75,938	0.1
300,000		Whiting Petroleum Corp., 5.750%, 03/15/21	311,250	0.3
			20,745,225	17.0
		Financial: 5.6%
247,500		Alliant Insurance Services, 4.250%, 12/07/19	248,776	0.2
70,000		Apollo Investment Corp., 5.750%, 01/15/16	74,812	0.1
300,000	#	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	275,250	0.2
400,000		CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	414,000	0.3
318,383		Confie Seguros Holding II - TL 1L, 5.750%, 11/08/18	318,781	0.3
500,000		DFC Global Corp., 3.250%, 04/15/17	448,750	0.4
400,000		DuPont Fabros Technology L.P., 5.875%, 09/15/21	415,000	0.3
300,000	#	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21	316,500	0.2
280,000	#	Forest City Enterprises, Inc., 3.625%, 08/15/20	286,650	0.2
365,000		Forest City Enterprises, Inc., 4.250%, 08/15/18	407,431	0.3
150,000	#	Host Hotels & Resorts L.P., 2.500%, 10/15/29	227,250	0.2
205,000	#	Howard Hughes Corp./The, 6.875%, 10/01/21	214,225	0.2
220,000	#	Jefferies Finance LLC, 7.375%, 04/01/20	229,900	0.2
305,000		National Money Mart Co., 10.375%, 12/15/16	310,337	0.2
120,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 06/01/22	113,100	0.1
350,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 07/01/21	335,125	0.3
100,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 08/01/18	102,250	0.1
550,000	#	Onex USI Aquisition Corp., 7.750%, 01/15/21	565,125	0.5
250,000	#	Residential Reinsurance 2012 Ltd. (Cat Bond), 12.786%, 12/06/16	273,663	0.2
308,000		Sabra Health Care L.P. / Sabra Capital Corp., 8.125%, 11/01/18	334,180	0.3
250,000	#	Sanders Re Ltd., 4.036%, 05/05/17	249,088	0.2
210,000	#	TMX Finance LLC / TitleMax Finance Corp., 8.500%, 09/15/18	224,700	0.2
525,000	#	USB Realty Corp., 1.391%, 12/29/49	488,250	0.4
			6,873,143	5.6
		Industrial: 10.1%
300,000	#	Accudyne Industries Borrower / Accudyne Industries LLC, 7.750%, 12/15/20	319,500	0.3
250,000	#	ADS Tactical, Inc., 11.000%, 04/01/18	233,750	0.2
300,000		AEP Industries, Inc., 8.250%, 04/15/19	324,000	0.3
150,000	#	Aguila 3 SA, 7.875%, 01/31/18	159,750	0.1
394,744	#,&	ARD Finance SA, 11.125%, 06/01/18	424,350	0.3
200,000	#	Ardagh Packaging Finance PLC, 4.875%, 11/15/22	199,000	0.2
200,000	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	203,000	0.2
147,000		Atkore International, Inc., 9.875%, 01/01/18	158,760	0.1
250,000	#	Aviation Capital Group Corp., 6.750%, 04/06/21	273,724	0.2
325,000		Ball Corp., 4.000%, 11/15/23	292,500	0.2
100,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	101,500	0.1
50,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	50,750	0.0
165,000	#	Bombardier, Inc., 6.125%, 01/15/23	164,587	0.1
205,000		Bristow Group, Inc., 6.250%, 10/15/22	217,187	0.2
135,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	146,475	0.1
145,000	#	CEVA Group PLC, 11.625%, 10/01/16	152,975	0.1
205,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	223,450	0.2
225,000		Coleman Cable, Inc., 9.000%, 02/15/18	237,375	0.2
640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	710,400	0.6
173,884		DAE Aviation Holdings, Inc., 6.250%, 11/02/18	175,731	0.1
78,827		DAE Aviation Holdings, Inc., 6.250%, 07/31/14	79,665	0.1
300,000	#	Exopack Holding Corp., 10.000%, 06/01/18	327,000	0.3
125,000		Filtration Group, Inc., 8.250%, 11/22/21	126,406	0.1
175,000		Flextronics International Ltd., 4.625%, 02/15/20	171,500	0.1

See Accompanying Notes to Financial Statements

58

290,000		Flextronics International Ltd., 5.000%, 02/15/23	273,325	0.2
375,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	375,938	0.3
744,000		General Cable Corp., 5.000%, 11/15/29	798,405	0.7
100,000		Golar LNG Ltd., 3.750%, 03/07/17	100,365	0.1
60,000		Greenbrier Cos, Inc., 3.500%, 04/01/18	71,250	0.1
186,060		Hunter Defense Technologies, 3.490%, 08/01/14	178,152	0.1
175,000		International Equipment Solution LLC - TL B, 6.750%, 08/16/19	173,688	0.1
310,000	#	JB Poindexter & Co., Inc., 9.000%, 04/01/22	332,475	0.3
150,000	#	JMC Steel Group, 8.250%, 03/15/18	151,875	0.1
190,000	#	Liberty Tire Recycling, 11.000%, 10/01/16	191,425	0.2
250,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	280,000	0.2
465,000		Mueller Water Products, Inc., 7.375%, 06/01/17	478,950	0.4
475,000	#	NANA Development Corp., 9.500%, 03/15/19	495,187	0.4
325,000	#	Packaging Dynamics Corp., 8.750%, 02/01/16	334,953	0.3
100,000		Park-Ohio Industries, Inc., 8.125%, 04/01/21	110,500	0.1
400,000	#	Rexel SA, 5.250%, 06/15/20	404,000	0.3
205,000		RTI International Metals, Inc., 1.625%, 10/15/19	216,403	0.2
280,000	#	Sealed Air Corp., 5.250%, 04/01/23	273,700	0.2
57,000	#	SunPower Corp., 0.750%, 06/01/18	71,856	0.1
200,000	#	Syncreon Group BV / Syncreon Global Finance US, Inc., 8.625%, 11/01/21	208,000	0.2
480,000		Texas Industries, Inc., 9.250%, 08/15/20	537,000	0.4
375,000	#	Viasystems, Inc., 7.875%, 05/01/19	407,344	0.3
545,000	#	Vishay Intertechnology, Inc., 2.250%, 05/15/41	476,534	0.4
			12,414,660	10.1
		Technology: 6.9%
210,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	219,975	0.2
200,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	207,500	0.2
210,000		Advanced Micro Devices, Inc., 7.500%, 08/15/22	204,750	0.2
100,000	#	Audatex North America, Inc., 6.125%, 11/01/23	103,500	0.1
150,000	#	Audatex North America, Inc., 6.000%, 06/15/21	157,875	0.1
460,000	#	Brocade Communications Systems, Inc., 4.625%, 01/15/23	427,800	0.3
150,000		Emdeon, Inc., 11.000%, 12/31/19	174,375	0.1
190,000	#	Emulex Corp., 1.750%, 11/15/18	186,794	0.2
217,100		Expert Global Solutions, Inc., 8.500%, 04/03/18	217,100	0.2
75,000	#	First Data Corp., 7.375%, 06/15/19	80,250	0.1
89,000	#	First Data Corp., 8.250%, 01/15/21	95,119	0.1
89,000		First Data Corp., 12.625%, 01/15/21	104,909	0.1
510,000		j2 Global, Inc., 8.000%, 08/01/20	553,350	0.5
571,000		Lam Research Corp., 1.250%, 05/15/18	697,334	0.6
250,000		MedAssets, Inc., 8.000%, 11/15/18	271,250	0.2
450,000		Mentor Graphics Corp., 4.000%, 04/01/31	600,469	0.5
265,000		NCR Corp., 5.000%, 07/15/22	253,406	0.2
160,000	#	NCR Escrow Corp., 6.375%, 12/15/23	164,200	0.1
460,000		Novellus Systems, Inc., 2.625%, 05/15/41	771,075	0.6
750,000		Nuance Communications, Inc., 2.750%, 11/01/31	736,406	0.6
606,000		ON Semiconductor Corp., 2.625%, 12/15/26	669,251	0.5
240,000	#	SanDisk Corp., 0.500%, 10/15/20	238,800	0.2
595,000	#	Seagate HDD Cayman, 4.750%, 06/01/23	559,300	0.5
250,000		Seagate HDD Cayman, 7.000%, 11/01/21	277,187	0.2
255,000	#,Z	ServiceNow, Inc., 11/01/18	259,303	0.2
48,083		Vertafore, Inc., 4.250%, 07/31/16	48,484	0.0
100,000		Xilinx, Inc., 3.125%, 03/15/37	158,812	0.1
			8,438,574	6.9
		Telecommunication Services: —%
1,445,000	X	Millicom International Cellular S.A. Escrow, 11/15/26	—	—

		Utilities: 1.1%
505,000		AES Corp./VA, 4.875%, 05/15/23	474,700	0.4
512		AES Red Oak, LLC, 8.540%, 11/30/19	547	0.0
275,000		NRG Energy, Inc., 7.625%, 01/15/18	314,875	0.2
300,000		NRG Energy, Inc., 7.625%, 05/15/19	318,750	0.3

See Accompanying Notes to Financial Statements

59

200,000		NRG Energy, Inc., 7.875%, 05/15/21	222,500	0.2
			1,331,372	1.1
		Total Corporate Bonds/Notes (Cost $96,034,805)	101,576,631	83.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.9%
75,000	#	Extended Stay America Trust, 7.625%, 12/05/19	75,036	0.1
1,000,000	#	Timberstar Trust, 7.530%, 10/15/36	1,024,542	0.8

		Total Collateralized Mortgage Obligations (Cost $1,086,237)	1,099,578	0.9

Shares			Value	Percentage of Net Assets
COMMON STOCK: 9.4%
		Consumer Discretionary: 0.3%
3,742		Starbucks Corp.	293,335	0.3

		Energy: 0.5%
982	@	Halcon Resources Corp.	3,791	0.0
7,481	@	Hercules Offshore, Inc.	48,851	0.0
6,900		Marathon Oil Corp.	243,570	0.2
3,450		Marathon Petroleum Corp.	316,468	0.3
			612,680	0.5
		Financials: 0.6%
40,227	@	Forest City Enterprises, Inc.	768,336	0.6
1,476	@	Perseus Holding Corp.	3,690	0.0
			772,026	0.6
		Health Care: 3.6%
6,438		Aetna, Inc.	441,582	0.4
1,400	@	Alere, Inc.	50,680	0.0
3,611	@	Alere, Inc.	1,033,829	0.8
3,321	@	Bio-Rad Laboratories, Inc.	410,509	0.3
15,129	@	BioScrip, Inc.	111,955	0.1
5,400		Cigna Corp.	472,392	0.4
9,438	@	Cubist Pharmaceuticals, Inc.	649,995	0.5
8,242		Thermo Fisher Scientific, Inc.	917,747	0.8
3,650	@	Waters Corp.	365,000	0.3
			4,453,689	3.6
		Industrials: 1.7%
1,546	@	BE Aerospace, Inc.	134,548	0.1
123	@	Ceva Holdings LLC	117,182	0.1
19,600	@	Commercial Vehicle Group, Inc.	142,492	0.1
4,114		ESCO Technologies, Inc.	140,946	0.1
15,223		General Cable Corp.	447,709	0.4
11,246	@	Horizon Lines, Inc.	9,447	0.0
5,900		Joy Global, Inc.	345,091	0.3
5,449		Kennametal, Inc.	283,729	0.2
16,300	@	Orbital Sciences Corp.	379,790	0.3
2,109		Xylem, Inc.	72,971	0.1
			2,073,905	1.7
		Information Technology: 0.9%
907	@	Arrow Electronics, Inc.	49,205	0.1
5,800		EMC Corp.	145,870	0.1
3,977	@	Ingram Micro, Inc.	93,300	0.1
9,479	@	Itron, Inc.	392,715	0.3
21	@,X	Magnachip Semiconductors S.A.	—	—
7,136	@	TE Connectivity Ltd.	393,265	0.3
			1,074,355	0.9
		Materials: 1.6%
10,495		Axiall Corp.	497,883	0.4
16,600		Freeport-McMoRan Copper & Gold, Inc.	626,484	0.5
9,637	@	LyondellBasell Industries NV - Class A	773,658	0.6
91,233	@	Polymet Mining Corp.	82,110	0.1
			1,980,135	1.6
		Telecommunication Services: 0.2%
28,800		Windstream Holdings, Inc.	229,824	0.2

		Total Common Stock (Cost $6,768,780)	11,489,949	9.4

PREFERRED STOCK: 3.7%
		Consumer Discretionary: 0.5%
7,900	@	Sealy Corp.	626,075	0.5

		Consumer Staples: 0.2%
2,600	#,@	Post Holdings, Inc.	260,163	0.2

		Energy: 0.9%
285	@	Halcon Resources Corp.	226,290	0.2
6,800	@,P	NuStar Logistics L.P.	173,196	0.2
11,500	@	Petroquest Energy, Inc.	402,500	0.3
1,016	@	SandRidge Energy, Inc.	100,965	0.1
1,400	@	SandRidge Energy, Inc.	146,388	0.1
			1,049,339	0.9
		Financials: 1.7%
325	#,@,P	Ally Financial, Inc.	312,030	0.2
3,000	@	AMG Capital Trust II	190,500	0.2
26,000	@,P	Citigroup, Inc.	674,440	0.6
9,100	@,P	Fifth Third Bancorp	227,227	0.2
13,000	@,P	GMAC Capital Trust I	347,620	0.3
11,000	@,P	Morgan Stanley	287,540	0.2
775	#,@	Perseus Holding Corp.	63,550	0.0
			2,102,907	1.7
		Industrials: 0.2%
267	@	Ceva Holdings Series A-2	253,678	0.2

		Utilities: 0.2%
12,000	@,P	PPL Capital Funding, Inc.	249,240	0.2

		Total Preferred Stock (Cost $4,822,654)	4,541,402	3.7

See Accompanying Notes to Financial Statements

60

WARRANTS: 0.1%
		Consumer Discretionary: 0.0%
197	@	Lear Corp.	15,951	0.0

		Energy: 0.0%
75	#,@	Green Field Energy Services, Inc.	76	0.0

		Industrials: 0.1%
3,612,760	@	Horizon Lines, Inc.	121,389	0.1

		Information Technology: —%
840	@,X	Magnachip Semiconductors S.A.	—	—

		Total Warrants (Cost $273,612)	137,416	0.1

		Total Long-Term Investments (Cost $108,986,088)	118,844,976	97.1

SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
1,868,042		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $1,868,042)	1,868,042	1.5

		Total Short-Term Investments (Cost $1,868,042)	1,868,042	1.5

		Total Investments in Securities (Cost $110,854,130)	$120,713,018	98.6
		Assets in Excess of Other Liabilities	1,735,056	1.4
		Net Assets	$122,448,074	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $111,389,492.

Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$12,154,686
	Gross Unrealized Depreciation	(2,831,160)
	Net Unrealized Appreciation	$9,323,526

See Accompanying Notes to Financial Statements

61

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.9%
		Consumer Discretionary: 22.4%
13,800	@	Autozone, Inc.	6,595,572	0.8
43,100	@	Bed Bath & Beyond, Inc.	3,460,930	0.4
127,200	@	Bloomin’ Brands, Inc.	3,054,072	0.4
58,100		Brinker International, Inc.	2,692,354	0.3
120,300	@	Carmax, Inc.	5,656,506	0.7
33,700	@	Charter Communications, Inc.	4,608,812	0.5
83,200		Chico’s FAS, Inc.	1,567,488	0.2
9,800	@	Chipotle Mexican Grill, Inc.	5,221,244	0.6
72,800		Choice Hotels International, Inc.	3,575,208	0.4
65,100		Coach, Inc.	3,654,063	0.4
84,400	@	Delphi Automotive PLC	5,074,972	0.6
49,100		Dick’s Sporting Goods, Inc.	2,852,710	0.3
87,750	@	Discovery Communications, Inc. - Class C	7,358,715	0.9
88,600	@	Dollar General Corp.	5,344,352	0.6
95,100	@	Dollar Tree, Inc.	5,365,542	0.6
43,400		DSW, Inc.	1,854,482	0.2
30,800	@	Extended Stay America, Inc.	808,808	0.1
68,000	@	Fifth & Pacific Co., Inc.	2,180,760	0.3
28,600	@	Fossil Group, Inc.	3,430,284	0.4
52,900		Gentex Corp.	1,745,171	0.2
233,880	@	Groupon, Inc.	2,752,768	0.3
30,900		Hanesbrands, Inc.	2,171,343	0.3
137,100		Interpublic Group of Cos., Inc.	2,426,670	0.3
32,400		Kohl’s Corp.	1,838,700	0.2
81,200		L Brands, Inc.	5,022,220	0.6
104,500	@	Liberty Media Corp. - Interactive	3,067,075	0.4
43,100	@,L	Lululemon Athletica, Inc.	2,544,193	0.3
15,300	@	Lumber Liquidators	1,574,217	0.2
52,650	@	The Madison Square Garden, Inc.	3,031,587	0.4
92,412		Marriott International, Inc.	4,561,456	0.5
128,800		Mattel, Inc.	6,128,304	0.7
69,700		McGraw-Hill Cos., Inc.	5,450,540	0.6
15,092	@	NetFlix, Inc.	5,556,422	0.6
19,900	@	Norwegian Cruise Line Holdings Ltd.	705,853	0.1
40,700		Omnicom Group, Inc.	3,026,859	0.3
47,800	@	O’Reilly Automotive, Inc.	6,152,338	0.7
61,400	@	Pandora Media, Inc.	1,633,240	0.2
21,900	@	Panera Bread Co.	3,869,511	0.4
41,700		Petsmart, Inc.	3,033,675	0.4
86,200		Ross Stores, Inc.	6,458,966	0.7
40,300	@	Royal Caribbean Cruises Ltd.	1,911,026	0.2
36,500		Sotheby’s	1,941,800	0.2
64,400		Starwood Hotels & Resorts Worldwide, Inc.	5,116,580	0.6
67,600	@	Taylor Morrison Home Corp.	1,517,620	0.2
48,400		Tiffany & Co.	4,490,552	0.5
77,150	L	Tim Hortons, Inc.	4,504,017	0.5
81,200	@	Toll Brothers, Inc.	3,004,400	0.3
64,000		Tractor Supply Co.	4,965,120	0.6
36,800	@	TripAdvisor, Inc.	3,048,144	0.4
57,200	@	TRW Automotive Holdings Corp.	4,255,108	0.5
13,400	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,293,368	0.1
39,300	@	Urban Outfitters, Inc.	1,458,030	0.2
39,800		Williams-Sonoma, Inc.	2,319,544	0.3
26,900		Wynn Resorts Ltd.	5,224,249	0.6
12,400	@,L	zulily, Inc.	513,732	0.1
			192,671,272	22.4
		Consumer Staples: 5.6%
34,100		Beam, Inc.	2,320,846	0.3
44,750		Brown-Forman Corp.	3,381,757	0.4
70,400		Church & Dwight Co., Inc.	4,666,112	0.5
29,000		Clorox Co.	2,690,040	0.3
57,700		Dr Pepper Snapple Group, Inc.	2,811,144	0.3
131,100		Flowers Foods, Inc.	2,814,717	0.3
41,000	@	Fresh Market, Inc.	1,660,500	0.2
23,800	@,L	Green Mountain Coffee Roasters, Inc.	1,798,804	0.2
36,900		Hershey Co.	3,587,787	0.4
21,100		JM Smucker Co.	2,186,382	0.3
29,100		Kellogg Co.	1,777,137	0.2
89,700		Lorillard, Inc.	4,545,996	0.5
59,700		McCormick & Co., Inc.	4,114,524	0.5
29,800		Mead Johnson Nutrition Co.	2,496,048	0.3
310,000	@	Rite Aid Corp.	1,568,600	0.2
9,900	@	Sprouts Farmers Market, Inc.	380,457	0.0
99,000		Whole Foods Market, Inc.	5,725,170	0.7
			48,526,021	5.6
		Energy: 6.4%
24,990	@	Antero Resources Corp.	1,585,366	0.2
148,600		Cabot Oil & Gas Corp.	5,759,736	0.7
30,300	@	Cameron International Corp.	1,803,759	0.2
19,500		Cimarex Energy Co.	2,045,745	0.2
34,600	@	Concho Resources, Inc.	3,736,800	0.4
14,500	@	Continental Resources, Inc.	1,631,540	0.2
13,900	@	Core Laboratories NV	2,654,205	0.3
39,400	@	Diamondback Energy, Inc.	2,082,684	0.2
26,900	@	Dresser-Rand Group, Inc.	1,604,047	0.2
40,800	@	Energy XXI Bermuda Ltd.	1,104,048	0.1
43,900		EQT Corp.	3,941,342	0.5
28,800	@	FMC Technologies, Inc.	1,503,648	0.2
72,200	@	Frank’s International N.V.	1,949,400	0.2
49,900		Oceaneering International, Inc.	3,936,112	0.5
31,200		Pioneer Natural Resources Co.	5,742,984	0.7
71,900		Range Resources Corp.	6,061,889	0.7
34,300		SM Energy Co.	2,850,673	0.3
34,500	@	Southwestern Energy Co.	1,356,885	0.2
56,400		Tesoro Corp.	3,299,400	0.4
			54,650,263	6.4

See Accompanying Notes to Financial Statements

62

		Financials: 7.4%
30,100	@	Arch Capital Group Ltd.	1,796,669	0.2
47,700		Artisan Partners Asset Management, Inc.	3,109,563	0.4
44,400	@	Axis Capital Holdings Ltd.	2,112,108	0.3
59,900		BankUnited, Inc.	1,971,908	0.2
98,300		Brown & Brown, Inc.	3,085,637	0.4
81,733		CBOE Holdings, Inc.	4,246,847	0.5
217,100	@	E*Trade Financial Corp.	4,263,844	0.5
79,400		Fidelity National Financial, Inc.	2,576,530	0.3
89,513		First Horizon National Corp.	1,042,826	0.1
86,800	@	Forest City Enterprises, Inc.	1,657,880	0.2
43,600		HCC Insurance Holdings, Inc.	2,011,704	0.2
22,000		IntercontinentalExchange Group, Inc.	4,948,240	0.6
51,600	@	Invesco Ltd.	1,878,240	0.2
34,300		Jones Lang LaSalle, Inc.	3,511,977	0.4
97,200	@	Lazard Ltd.	4,405,104	0.5
59,100		Moody’s Corp.	4,637,577	0.6
45,900	@	MSCI, Inc. - Class A	2,006,748	0.2
30,200		Northern Trust Corp.	1,869,078	0.2
73,700		Progressive Corp.	2,009,799	0.2
18,500	@	RenaissanceRe Holdings Ltd.	1,800,790	0.2
19,300	@	SVB Financial Group	2,023,798	0.3
140,100		TD Ameritrade Holding Corp.	4,292,664	0.5
45,100	@	Willis Group Holdings PLC	2,020,931	0.2
			63,280,462	7.4
		Health Care: 16.1%
22,200	@	Actavis PLC	3,729,600	0.4
25,900	@	Aegerion Pharmaceuticals, Inc.	1,837,864	0.2
69,900		Agilent Technologies, Inc.	3,997,581	0.5
65,700	@	Alexion Pharmaceuticals, Inc.	8,742,042	1.0
69,900	@	Alkermes PLC	2,842,134	0.3
36,800	@	Alnylam Pharmaceuticals, Inc.	2,367,344	0.3
93,000		AmerisourceBergen Corp.	6,538,830	0.8
12,800	@	Athenahealth, Inc.	1,721,600	0.2
59,300	@	BioMarin Pharmaceuticals, Inc.	4,167,011	0.5
91,800	@	Bruker BioSciences Corp.	1,814,886	0.2
82,650	@	Catamaran Corp.	3,924,222	0.5
62,800	@	Cerner Corp.	3,500,472	0.4
26,600		Cigna Corp.	2,326,968	0.3
23,600	@	Covance, Inc.	2,078,216	0.2
29,300	@	Cubist Pharmaceuticals, Inc.	2,017,891	0.2
58,700	@	DaVita, Inc.	3,719,819	0.4
49,200		Densply International, Inc.	2,385,216	0.3
17,900	@	Edwards Lifesciences Corp.	1,177,104	0.1
54,800	@	Envision Healthcare Holdings, Inc.	1,946,496	0.2
33,600	@	Henry Schein, Inc.	3,839,136	0.5
44,400	@	HMS Holdings Corp.	1,009,212	0.1
44,000	@	Hospira, Inc.	1,816,320	0.2
35,300		Humana, Inc.	3,643,666	0.4
35,600	@	Idexx Laboratories, Inc.	3,786,772	0.4
146,500	@	Incyte Corp., Ltd.	7,417,295	0.9
5,500	@	Intuitive Surgical, Inc.	2,112,440	0.2
20,000	@	Jazz Pharmaceuticals PLC	2,531,200	0.3
20,300	@	Laboratory Corp. of America Holdings	1,854,811	0.2
55,200	@	Mednax, Inc.	2,946,576	0.3
18,900	@	Mettler Toledo International, Inc.	4,584,951	0.5
51,000	@,L	Myriad Genetics, Inc.	1,069,980	0.1
55,900	@	NPS Pharmaceuticals, Inc.	1,697,124	0.2
36,100	@	Pharmacyclics, Inc.	3,818,658	0.4
21,900	@	Puma Biotechnology, Inc.	2,267,307	0.3
31,900	L	Questcor Pharmaceuticals, Inc.	1,736,955	0.2
46,300	@	Quintiles Transnational Holdings, Inc.	2,145,542	0.3
14,800	@	Regeneron Pharmaceuticals, Inc.	4,073,552	0.5
42,100	@	Seattle Genetics, Inc.	1,679,369	0.2
30,900	@	Sirona Dental Systems, Inc.	2,169,180	0.3
39,800	@	Team Health Holdings, Inc.	1,812,890	0.2
18,100		Teleflex, Inc.	1,698,866	0.2
37,200	@	Thoratec Corp.	1,361,520	0.2
33,900		Universal Health Services, Inc.	2,754,714	0.3
22,200	@	Valeant Pharmaceuticals International	2,606,280	0.3
7,700	@,L	Veeva Systems, Inc.	247,170	0.0
66,900	@	Vertex Pharmaceuticals, Inc.	4,970,670	0.6
12,700	@	Waters Corp.	1,270,000	0.2
21,600	@	WellCare Health Plans, Inc.	1,521,072	0.2
113,750		Zoetis, Inc.	3,718,487	0.4
			138,997,011	16.1
		Industrials: 16.5%
40,700		Alaska Air Group, Inc.	2,986,159	0.4
69,062		Ametek, Inc.	3,637,496	0.4
80,950		Babcock & Wilcox Co.	2,767,680	0.3
26,900		CH Robinson Worldwide, Inc.	1,569,346	0.2
29,500		Clarcor, Inc.	1,898,325	0.2
28,900	@	Clean Harbors, Inc.	1,732,844	0.2
28,500	@	Copa Holdings S.A.	4,563,135	0.5
53,400	@	Copart, Inc.	1,957,110	0.2
20,700	@	CoStar Group, Inc.	3,820,806	0.4
44,100	@	DigitalGlobe, Inc.	1,814,715	0.2
73,500		Donaldson Co., Inc.	3,194,310	0.4
80,900		Expeditors International Washington, Inc.	3,579,825	0.4
62,900		Fastenal Co.	2,988,379	0.4
56,900		Flowserve Corp.	4,485,427	0.5
73,700		Fortune Brands Home & Security, Inc.	3,368,090	0.4
33,300		Graco, Inc.	2,601,396	0.3
64,500	@	Hertz Global Holdings, Inc.	1,845,990	0.2
34,600		Hubbell, Inc.	3,767,940	0.4
24,600		IDEX Corp.	1,816,710	0.2
39,400	@	IHS, Inc.	4,716,180	0.6

See Accompanying Notes to Financial Statements

63

30,700	@	Jacobs Engineering Group, Inc.	1,933,793	0.2
44,300		JB Hunt Transport Services, Inc.	3,424,390	0.4
24,800		Joy Global, Inc.	1,450,552	0.2
44,800		Kansas City Southern	5,547,584	0.7
31,300		Landstar System, Inc.	1,798,185	0.2
42,400		Manpower, Inc.	3,640,464	0.4
55,400	@	Nielsen Holdings NV	2,542,306	0.3
28,200		Nordson Corp.	2,095,260	0.2
25,100		Paccar, Inc.	1,485,167	0.2
52,400		Pall Corp.	4,472,340	0.5
62,800	@	Quanta Services, Inc.	1,981,968	0.2
76,700	@	Rexnord Corp.	2,071,667	0.2
40,600	L	Ritchie Brothers Auctioneers, Inc.	930,958	0.1
72,800		Robert Half International, Inc.	3,056,872	0.4
35,300		Roper Industries, Inc.	4,895,404	0.6
60,500	@	Sensata Technologies Holdings N.V.	2,345,585	0.3
18,700		Snap-On, Inc.	2,048,024	0.2
224,700		Southwest Airlines Co.	4,233,348	0.5
16,500	@	Stericycle, Inc.	1,916,805	0.2
45,000		Terex Corp.	1,889,550	0.2
59,000		Textron, Inc.	2,168,840	0.3
17,200		TransDigm Group, Inc.	2,769,544	0.3
18,800		Triumph Group, Inc.	1,430,116	0.2
23,700		Valmont Industries, Inc.	3,534,144	0.4
54,600	@	Verisk Analytics, Inc.	3,588,312	0.4
33,100	@	WABCO Holdings, Inc.	3,091,871	0.4
55,200		Wabtec Corp.	4,099,704	0.5
40,000		Waste Connections, Inc.	1,745,200	0.2
18,100		WW Grainger, Inc.	4,623,102	0.5
72,900		Xylem, Inc.	2,522,340	0.3
			142,445,258	16.5
		Information Technology: 17.7%
25,200	@,L	3D Systems Corp.	2,341,836	0.3
69,800	@	Akamai Technologies, Inc.	3,293,164	0.4
18,500	@	Alliance Data Systems Corp.	4,864,205	0.6
160,100		Altera Corp.	5,208,053	0.6
55,600		Amphenol Corp.	4,958,408	0.6
38,700		Analog Devices, Inc.	1,970,991	0.2
35,800	@	Ansys, Inc.	3,121,760	0.4
79,000		ARM Holdings PLC ADR	4,324,460	0.5
99,100	@	Aruba Networks, Inc.	1,773,890	0.2
37,500	@	Autodesk, Inc.	1,887,375	0.2
28,300	@	Check Point Software Technologies	1,825,916	0.2
51,600	@	Citrix Systems, Inc.	3,263,700	0.4
25,400	@	Commvault Systems, Inc.	1,901,952	0.2
48,300	@	Concur Technologies, Inc.	4,983,594	0.6
74,900	@	CoreLogic, Inc.	2,661,197	0.3
36,600	@	Cornerstone OnDemand, Inc.	1,952,244	0.2
318,224	@,X	Coupon.com	1,845,699	0.2
19,495	@,X	Dropbox, Inc.	190,564	0.0
15,200	@	Equinix, Inc.	2,697,240	0.3
31,500	@	F5 Networks, Inc.	2,862,090	0.3
14,000		Factset Research Systems, Inc.	1,520,120	0.2
18,800		FEI Co.	1,679,968	0.2
25,200	@	FireEye, Inc.	1,098,972	0.1
80,000	@	Gartner, Inc.	5,684,000	0.7
88,600	@	Genpact Ltd.	1,627,582	0.2
42,700	@	Guidewire Software, Inc.	2,095,289	0.2
42,900	@	Informatica Corp.	1,780,350	0.2
74,300		Intuit, Inc.	5,670,576	0.7
31,300	@,L	IPG Photonics Corp.	2,429,193	0.3
157,400	@	JDS Uniphase Corp.	2,043,052	0.2
78,700	@	Juniper Networks, Inc.	1,776,259	0.2
30,400		KLA-Tencor Corp.	1,959,584	0.2
79,900		Linear Technology Corp.	3,639,445	0.4
24,800	@	LinkedIn Corp.	5,377,384	0.6
31,000	@,L	Mellanox Technologies Ltd.	1,239,070	0.1
54,900		Microchip Technology, Inc.	2,456,775	0.3
35,800		Motorola Solutions, Inc.	2,416,500	0.3
55,500		National Instruments Corp.	1,777,110	0.2
20,600	@	NetSuite, Inc.	2,122,212	0.2
41,000		Paychex, Inc.	1,866,730	0.2
54,800	@	Rackspace Hosting, Inc.	2,144,324	0.3
101,500	@	Red Hat, Inc.	5,688,060	0.7
30,300	@	Salesforce.com, Inc.	1,672,257	0.2
30,600		Sandisk Corp.	2,158,524	0.3
97,400	@	ServiceNow, Inc.	5,455,374	0.6
28,600	@	Sina Corp.	2,409,550	0.3
87,900	@	Skyworks Solutions, Inc.	2,510,424	0.3
26,600		Solera Holdings, Inc.	1,882,216	0.2
8,200	@	Tableau Software, Inc.	565,226	0.1
143,400	@	Trimble Navigation Ltd.	4,975,980	0.6
18,100	@,L	Twitter, Inc.	1,152,065	0.1
159,400	@	Vantiv, Inc.	5,198,034	0.6
50,347	@	Workday, Inc.	4,186,856	0.5
97,300		Xilinx, Inc.	4,468,016	0.5
			152,655,415	17.7
		Materials: 5.6%
15,400		Air Products & Chemicals, Inc.	1,721,412	0.2
15,300		Airgas, Inc.	1,711,305	0.2
22,000		Albemarle Corp.	1,394,580	0.2
111,500		Ball Corp.	5,760,090	0.7
27,100		Carpenter Technology Corp.	1,685,620	0.2
68,900		Celanese Corp.	3,810,859	0.4
8,600		CF Industries Holdings, Inc.	2,004,144	0.2
22,800		Compass Minerals International, Inc.	1,825,140	0.2
166,700		Eldorado Gold Corp.	948,523	0.1
39,882		FMC Corp.	3,009,496	0.3
10,600		PPG Industries, Inc.	2,010,396	0.2
67,700		Rockwood Holdings, Inc.	4,868,984	0.6
54,900		RPM International, Inc.	2,278,899	0.3
33,700		Sherwin-Williams Co.	6,183,950	0.7
21,200		Sigma-Aldrich Corp.	1,993,012	0.2
53,000		Sociedad Quimica y Minera de Chile SA ADR	1,371,640	0.2
78,700	@	Stillwater Mining Co	971,158	0.1
24,600		Valspar Corp.	1,753,734	0.2
51,600		Vulcan Materials Co.	3,066,072	0.4
			48,369,014	5.6
		Telecommunication Services: 2.0%
118,800	@	Crown Castle International Corp.	8,723,484	1.0

See Accompanying Notes to Financial Statements

64

94,150	@	SBA Communications Corp.	8,458,436	1.0
			17,181,920	2.0
		Utilities: 0.2%
87,700	@	Calpine Corp.	1,711,027	0.2

		Total Common Stock (Cost $530,946,390)	860,487,663	99.9

PREFERRED STOCK: 0.1%
		Information Technology: 0.1%
24,209	@,X	Dropbox, Inc. - Series A	236,643	0.0
118,921	@,X	Dropbox, Inc. - Series A-1	1,162,453	0.1

		Total Preferred Stock (Cost $1,295,198)	1,399,096	0.1

		Total Long-Term Investments (Cost $532,241,588)	861,886,759	100.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Securities Lending Collateral(cc)(1): 1.9%
3,837,444	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,837,450, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $3,914,200, due 01/31/14-01/01/44)	3,837,444	0.5
807,875	Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $807,875, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $824,033, due 05/15/14-08/15/43)	807,875	0.1
3,837,444	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $3,837,446, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,914,193, due 01/15/14-05/01/51)	3,837,444	0.5
3,837,444	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $3,837,448, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $3,914,193, due 12/15/15-08/15/53)	3,837,444	0.4
3,837,444	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $3,837,448, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $3,914,200, due 03/28/14-04/15/30)	3,837,444	0.4
		16,157,651	1.9

Shares
	Affiliated Investment Companies: 0.1%
1,155,642	T. Rowe Price Reserve Investment Fund, 0.010%†† (Cost $1,155,642)	1,155,642	0.1

	Total Short-Term Investments (Cost $17,313,293)	17,313,293	2.0

	Total Investments in Securities (Cost $549,554,881)	$879,200,052	102.0
	Liabilities in Excess of Other Assets	(17,627,641)	(2.0)
	Net Assets	$861,572,411	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

65

Cost for federal income tax purposes is $549,755,783.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$337,653,083
Gross Unrealized Depreciation	(8,208,814)
Net Unrealized Appreciation	$329,444,269

See Accompanying Notes to Financial Statements

66

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 27.4%
213,900	@	Amazon.com, Inc.	85,301,181	5.3
28,100	@	Autozone, Inc.	13,430,114	0.8
200,500	@	Carmax, Inc.	9,427,510	0.6
172,951		Carnival PLC	7,159,874	0.4
34,400	@	Charter Communications, Inc.	4,704,544	0.3
35,400	@	Chipotle Mexican Grill, Inc.	18,860,412	1.2
130,800	@	Ctrip.com International Ltd. ADR	6,490,296	0.4
90,400	@	Discovery Communications, Inc. - Class C	7,580,944	0.5
71,900	@	Dollar Tree, Inc.	4,056,598	0.2
261,800	@	D.R. Horton, Inc.	5,843,376	0.4
94,500		Harley-Davidson, Inc.	6,543,180	0.4
366,900		Home Depot, Inc.	30,210,546	1.9
248,900		Las Vegas Sands Corp.	19,630,743	1.2
149,200		Lennar Corp.	5,902,352	0.4
284,900		Lowe’s Cos., Inc.	14,116,795	0.9
17,800	@,L	Lululemon Athletica, Inc.	1,050,734	0.1
101,511		Marriott International, Inc.	5,010,583	0.3
378,000	@	MGM Resorts International	8,890,560	0.6
40,700	@	NetFlix, Inc.	14,984,519	0.9
112,900		Nike, Inc.	8,878,456	0.6
520,500		Prada SpA	4,649,500	0.3
40,759	@	Priceline.com, Inc.	47,378,262	2.9
97,500		Ross Stores, Inc.	7,305,675	0.5
357,100		Starbucks Corp.	27,993,069	1.7
141,800		Starwood Hotels & Resorts Worldwide, Inc.	11,266,010	0.7
41,900	@,L	Tesla Motors, Inc.	6,300,922	0.4
152,800		Tractor Supply Co.	11,854,224	0.7
89,300	@	TripAdvisor, Inc.	7,396,719	0.5
274,000		Twenty-First Century Fox, Inc.	9,639,320	0.6
111,800	@	Under Armour, Inc.	9,760,140	0.6
133,400		Walt Disney Co.	10,191,760	0.6
1,599,200		Wynn Macau Ltd.	7,269,389	0.5
			439,078,307	27.4
		Consumer Staples: 4.1%
89,000		Costco Wholesale Corp.	10,591,890	0.7
234,600		CVS Caremark Corp.	16,790,322	1.0
47,600	@,L	Green Mountain Coffee Roasters, Inc.	3,597,608	0.2
72,100	@	Monster Beverage Corp.	4,886,217	0.3
64,342		Nestle S.A.	4,715,629	0.3
88,300		PepsiCo, Inc.	7,323,602	0.4
53,800		Procter & Gamble Co.	4,379,858	0.3
244,400		Whole Foods Market, Inc.	14,133,652	0.9
			66,418,778	4.1
		Energy: 4.7%
18,300	@	Antero Resources Corp.	1,160,952	0.1
256,700		Cabot Oil & Gas Corp.	9,949,692	0.6
64,200	@	Concho Resources, Inc.	6,933,600	0.4
43,100		EOG Resources, Inc.	7,233,904	0.5
79,100		EQT Corp.	7,101,598	0.4
118,700	@	FMC Technologies, Inc.	6,197,327	0.4
90,900		Pioneer Natural Resources Co.	16,731,963	1.0
151,800		Range Resources Corp.	12,798,258	0.8
88,600		Schlumberger Ltd.	7,983,746	0.5
			76,091,040	4.7
		Financials: 5.5%
27,700	@	Affiliated Managers Group, Inc.	6,007,576	0.4
189,900		American Express Co.	17,229,627	1.1
374,800		American Tower Corp.	29,916,536	1.9
27,100		Blackrock, Inc.	8,576,337	0.5
97,424		Franklin Resources, Inc.	5,624,287	0.3
26,600		IntercontinentalExchange Group, Inc.	5,982,872	0.4
222,100	@	Invesco Ltd.	8,084,440	0.5
231,900		TD Ameritrade Holding Corp.	7,105,416	0.4
			88,527,091	5.5
		Health Care: 11.7%
71,300	@	Alexion Pharmaceuticals, Inc.	9,487,178	0.6
103,000	@	Biogen Idec, Inc.	28,814,250	1.8
103,958	@	Celgene Corp.	17,564,744	1.1
595,500	@	Gilead Sciences, Inc.	44,751,825	2.8
67,700	@	Idexx Laboratories, Inc.	7,201,249	0.4
101,000	@	Incyte Corp., Ltd.	5,113,630	0.3
169,600		McKesson Corp.	27,373,440	1.7
22,907		Novo-Nordisk A/S	4,198,895	0.3
49,200	@	Pharmacyclics, Inc.	5,204,376	0.3
27,000	@	Regeneron Pharmaceuticals, Inc.	7,431,480	0.5
55,700		Stryker Corp.	4,185,298	0.3
83,900		UnitedHealth Group, Inc.	6,317,670	0.4
124,400	@	Valeant Pharmaceuticals International	14,604,560	0.9
66,100	@	Vertex Pharmaceuticals, Inc.	4,911,230	0.3
			187,159,825	11.7
		Industrials: 12.3%
185,200		Boeing Co.	25,277,948	1.6
465,600		Danaher Corp.	35,944,320	2.2
199,300		Delta Airlines, Inc.	5,474,771	0.4
339,000		Fastenal Co.	16,105,890	1.0
68,000		Flowserve Corp.	5,360,440	0.3
60,500		JB Hunt Transport Services, Inc.	4,676,650	0.3
151,800		Kansas City Southern	18,797,394	1.2
130,700		Precision Castparts Corp.	35,197,510	2.2
114,100		Roper Industries, Inc.	15,823,388	1.0
46,000		Union Pacific Corp.	7,728,000	0.5
180,940	@	United Continental Holdings, Inc.	6,844,960	0.4
110,100		United Parcel Service, Inc. - Class B	11,569,308	0.7
68,400		Wabtec Corp.	5,080,068	0.3
14,900		WW Grainger, Inc.	3,805,758	0.2
			197,686,405	12.3
		Information Technology: 26.9%
98,000	@	Akamai Technologies, Inc.	4,623,640	0.3

See Accompanying Notes to Financial Statements

67

25,700	@	Alliance Data Systems Corp.	6,757,301	0.4
82,200		Apple, Inc.	46,123,242	2.9
107,400	@	Baidu.com ADR	19,104,312	1.2
139,400	@	Cognizant Technology Solutions Corp.	14,076,612	0.9
44,200	@	Concur Technologies, Inc.	4,560,556	0.3
358,400	@	eBay, Inc.	19,672,576	1.2
163,300	@	Facebook, Inc.	8,925,978	0.6
106,400	@	Fiserv, Inc.	6,282,920	0.4
88,550	@	Google, Inc. — Class A	99,238,871	6.2
191,400	@	Juniper Networks, Inc.	4,319,898	0.3
50,400	@	LinkedIn Corp.	10,928,232	0.7
84,501	@,X	LivingSocial.com	53,236	0.0
58,600		Mastercard, Inc.	48,957,956	3.0
44,100	@	NetSuite, Inc.	4,543,182	0.3
13,839	@	NAVER Corp.	9,536,838	0.6
274,200		Qualcomm, Inc.	20,359,350	1.3
125,400	@	Red Hat, Inc.	7,027,416	0.4
331,964	@	Salesforce.com, Inc.	18,321,093	1.1
135,700	@	ServiceNow, Inc.	7,600,557	0.5
88,000		Tencent Holdings Ltd.	5,634,417	0.4
32,500	@,L	Twitter, Inc.	2,068,625	0.1
182,663	@,X	Twitter, Inc.	11,510,235	0.7
204,200		Visa, Inc.	45,471,256	2.8
61,100	@	Workday, Inc.	5,081,076	0.3
			430,779,375	26.9
		Materials: 3.4%
161,500		Ecolab, Inc.	16,839,605	1.0
76,400		FMC Corp.	5,765,144	0.4
41,200		Martin Marietta Materials, Inc.	4,117,528	0.3
101,300		Praxair, Inc.	13,172,039	0.8
82,600		Sherwin-Williams Co.	15,157,100	0.9
			55,051,416	3.4
		Telecommunication Services: 3.2%
497,712	@	Crown Castle International Corp.	36,546,992	2.3
76,000	@	SBA Communications Corp.	6,827,840	0.4
83,000		Softbank Corp.	7,283,314	0.5
			50,658,146	3.2
		Total Common Stock (Cost $978,176,749)	1,591,450,383	99.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Securities Lending Collateral(cc)(1): 0.8%
3,099,865	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $3,099,867, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,161,862, due 01/15/14-05/01/51)	3,099,865	0.2
3,099,865	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $3,099,868, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $3,161,862, due 12/15/15-08/15/53)	3,099,865	0.2
3,099,865	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,099,870, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $3,161,863, due 01/24/14-02/01/47)	3,099,865	0.2
3,099,865	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $3,099,867, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $3,161,862, due 06/01/17-09/01/44)	3,099,865	0.2

See Accompanying Notes to Financial Statements

68

652,594	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $652,594, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $665,646, due 01/23/14-08/15/23)	652,594	0.0
		13,052,054	0.8

Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 1.2%
19,072,868	T. Rowe Price Reserve Investment Fund, 0.010%†† (Cost $19,072,868)	19,072,868	1.2

	Total Short-Term Investments (Cost $32,124,922)	32,124,922	2.0

	Total Investments in Securities (Cost $1,010,301,671)	$1,623,575,305	101.2
	Liabilities in Excess of Other Assets	(18,726,860)	(1.2)
	Net Assets	$1,604,848,445	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,013,320,696.

Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$615,107,309
	Gross Unrealized Depreciation	(4,852,700)
	Net Unrealized Appreciation	$610,254,609

See Accompanying Notes to Financial Statements

69

See Accompanying Notes to Financial Statements

70

PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Brazil: 0.8%
356,414		Petroleo Brasileiro SA ADR	4,911,385	0.5
235,473		Vale SA ADR	3,298,977	0.3
			8,210,362	0.8
		Canada: 1.2%
1,087,500		Talisman Energy, Inc.	12,643,563	1.2

		China: 4.0%
3,169,000		China Life Insurance Co., Ltd. (HKD)	9,988,039	0.9
1,077,000		China Mobile Ltd.	11,218,383	1.1
1,607,500		China Shenhua Energy Co., Ltd.	5,087,357	0.5
21,910,000		China Telecom Corp., Ltd.	11,069,245	1.1
11,564,153		Shanghai Electric Group Co., Ltd.	4,214,756	0.4
			41,577,780	4.0
		France: 14.8%
146,540		Alstom	5,343,828	0.5
877,886		AXA S.A.	24,447,131	2.4
282,448		BNP Paribas	22,033,089	2.1
197,500		Cie de Saint-Gobain	10,879,741	1.1
172,004		Cie Generale des Etablissements Michelin	18,301,423	1.8
658,820	@	Credit Agricole S.A.	8,445,401	0.8
236,062		Gaz de France	5,552,064	0.5
265,111		Sanofi	28,312,616	2.7
311,494	@	Total S.A.	19,119,407	1.9
410,230		Vivendi	10,820,845	1.0
			153,255,545	14.8
		Germany: 11.7%
133,831		Bayer AG	18,791,369	1.8
67,640		Deutsche Boerse AG	5,605,618	0.5
230,448		Deutsche Post AG	8,417,146	0.8
432,416		E.ON AG	7,994,497	0.8
199,265		HeidelbergCement AG	15,131,293	1.5
1,624,255		Infineon Technologies AG	17,349,575	1.7
75,979		Merck KGaA	13,632,808	1.3
54,987		Muenchener Rueckversicherungs AG	12,128,528	1.2
60,826		SAP AG	5,274,951	0.5
120,810		Siemens AG	16,565,366	1.6
			120,891,151	11.7
		Hong Kong: 2.7%
2,691,700		AIA Group Ltd.	13,548,639	1.3
235,500		Cheung Kong Holdings Ltd. ADR	3,723,255	0.4
732,000		Hutchison Whampoa Ltd.	9,974,059	0.9
1,017,200		Noble Group Ltd.	866,287	0.1
			28,112,240	2.7
		India: 1.3%
511,996		Housing Development Finance Corp.	6,592,241	0.7
174,612		ICICI Bank Ltd. ADR	6,490,328	0.6
			13,082,569	1.3
		Israel: 1.0%
253,929		Teva Pharmaceutical Industries Ltd. ADR	10,177,474	1.0

		Italy: 4.0%
701,436		ENI S.p.A.	16,949,326	1.6
5,352,423		Intesa Sanpaolo S.p.A.	13,165,414	1.3
1,540,476		UniCredit SpA	11,363,595	1.1
			41,478,335	4.0
		Japan: 6.3%
1,044,200		Itochu Corp.	12,909,066	1.2
317,400		Nikon Corp.	6,065,745	0.6
1,322,200		Nissan Motor Co., Ltd.	11,080,046	1.1
234,400		Suntory Beverage & Food Ltd.	7,477,856	0.7
263,200		Toyota Motor Corp.	16,048,643	1.6
325,900		Trend Micro, Inc.	11,420,553	1.1
			65,001,909	6.3
		Netherlands: 7.4%
251,198		Akzo Nobel NV	19,479,470	1.9
67,242		Fugro NV	4,011,107	0.4
222,945	@	Koninklijke Philips NV	8,209,133	0.8
426,076	@	Royal Dutch Shell PLC - Class B	16,071,746	1.5
547,595	@	SBM Offshore NV	11,157,028	1.1
1,362,400		TNT Express NV	12,672,340	1.2
125,610	@	Unilever NV	5,050,207	0.5
			76,651,031	7.4
		Norway: 2.9%
517,254		Statoil ASA	12,577,814	1.2
735,133		Telenor ASA	17,564,974	1.7
			30,142,788	2.9
		Portugal: 0.9%
582,390		Galp Energia SGPS SA	9,544,985	0.9

		Singapore: 2.7%
1,055,582		DBS Group Holdings Ltd.	14,345,114	1.4
4,822,000		Singapore Telecommunications Ltd.	14,022,935	1.3
			28,368,049	2.7
		South Korea: 4.7%
20,821	@	Hyundai Mobis	5,796,649	0.6
255,418		KB Financial Group, Inc. ADR	10,346,983	1.0
60,550		POSCO ADR	4,722,900	0.5
18,374		POSCO	5,717,299	0.5
33,521		Samsung Electronics Co., Ltd. GDR	21,934,189	2.1
			48,518,020	4.7
		Spain: 2.8%
36,107		Inditex S.A.	5,961,691	0.6
293,049		Repsol YPF S.A.	7,394,568	0.7

See Accompanying Notes to Financial Statements

71

977,685		Telefonica S.A.	15,985,959	1.5
			29,342,218	2.8
		Sweden: 1.8%
969,900		Telefonaktiebolaget LM Ericsson	11,841,991	1.1
197,260		Getinge AB	6,761,674	0.7
			18,603,665	1.8
		Switzerland: 6.6%
570,361	@	Credit Suisse Group	17,603,267	1.7
165,337		Novartis AG	13,251,658	1.3
76,806		Roche Holding AG - Genusschein	21,515,379	2.1
170,175		Swiss Re Ltd.	15,688,171	1.5
			68,058,475	6.6
		Taiwan: 0.5%
1,492,251		Taiwan Semiconductor Manufacturing Co., Ltd.	5,269,078	0.5

		United Kingdom: 19.7%
1,716,345		Aviva PLC	12,840,820	1.2
1,447,333		BAE Systems PLC	10,442,263	1.0
1,335,954	@	BP PLC	10,826,778	1.1
577,434		CRH PLC	14,662,722	1.4
847,676	@	GlaxoSmithKline PLC	22,647,885	2.2
1,512,000		HSBC Holdings PLC	16,482,793	1.6
2,023,398	@	International Consolidated Airlines Group SA	13,481,608	1.3
2,897,654		Kingfisher PLC	18,498,835	1.8
10,567,787	@	Lloyds TSB Group PLC	13,866,992	1.3
1,784,690		Marks & Spencer Group PLC	12,815,725	1.2
815,264		Rexam PLC	7,172,888	0.7
78,120		Shire PLC	3,681,595	0.4
490,371	@	Standard Chartered PLC	11,076,042	1.1
2,316,340		Tesco PLC	12,863,481	1.2
5,746,989		Vodafone Group PLC	22,627,118	2.2
			203,987,545	19.7
		Total Common Stock (Cost $746,151,740)	1,012,916,782	97.8

RIGHTS: 0.0%
		Spain: 0.0%
372,870	@	Repsol SA	254,428	0.0

		Total Rights (Cost $243,622)	254,428	0.0

		Total Investments in Securities (Cost $746,395,362)	$1,013,171,210	97.8
		Assets in Excess of Other Liabilities	22,705,211	2.2
		Net Assets	$1,035,876,421	100.0

@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

	Cost for federal income tax purposes is $749,236,555.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$284,752,620
	Gross Unrealized Depreciation	(20,817,965)
	Net Unrealized Appreciation	$263,934,655

Sector Diversification	Percentage of Net Assets
Financials	24.1%
Health Care	13.5
Energy	12.6
Industrials	10.9
Telecommunication Services	9.9
Consumer Discretionary	9.3
Information Technology	7.0
Materials	6.8
Consumer Staples	2.4
Utilities	1.3
Assets in Excess of Other Liabilities	2.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

72

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                 Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)                  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)                  Not applicable.

18

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Partners, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 6, 2014

19